EQUI-VEST(R)
A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 3, 1999


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectuses for The Hudson River Trust and EQ Advisors Trust which contain important information about their Portfolios.

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WHAT IS EQUI-VEST?

EQUI-VEST is a deferred annuity contract issued by The Equitable Life Assurance Society of the United States. It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, our guaranteed interest option or in our fixed maturity options ("investment options").

   Variable Investment Options
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   FIXED INCOME OPTIONS:
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   Domestic fixed income             Aggressive Fixed Income
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   o Alliance Money Market           o Alliance High Yield
   o Alliance Intermediate
     Government Securities
   o Alliance Quality Bond
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   EQUITY OPTIONS:
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   Domestic Equity                   International Equity
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   o T. Rowe Price Equity Income     o Alliance Global
   o EQ/Putnam Growth &              o Alliance International
     Income Value                    o T. Rowe Price International
   o Alliance Growth & Income          Stock
   o Alliance Equity Index           o Morgan Stanley Emerging
   o Merrill Lynch Basic Value         Markets Equity
     Equity
   o Alliance Common Stock
   o MFS Research
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   Aggressive Equity
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   o Alliance Aggressive Stock       o Alliance Small Cap Growth
   o Warburg Pincus Small            o MFS Emerging Growth
     Company Value                     Companies
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   ASSET ALLOCATION OPTIONS:
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   o Alliance Conservative           o Alliance Growth Investors
     Investors                       o Merrill Lynch World Strategy
   o EQ/Putnam Balanced
   o Alliance Balanced
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You may allocate amounts to any of the variable investment options. They, in turn, invest in a corresponding securities portfolio ("Portfolio") of The Hudson River Trust or EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. Each variable investment option is a subaccount of our Separate Account A.

GUARANTEED INTEREST OPTION. You may allocate amounts to the guaranteed interest option. This option is part of our general account and pays interest at guaranteed rates.

FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate we set. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

TYPES OF CONTRACTS. We offer different "series" of contracts for use as:

o  A nonqualified annuity ("NQ") for after-tax contributions only

o An individual retirement annuity ("IRA"), either Traditional IRA or Roth IRA (Standard Roth IRA, or Roth Advantage)

o A Traditional IRA as a conduit to hold rollover distributions ("QP IRA") from a qualified plan or a Tax Sheltered Annuity ("TSA")

Minimum contribution amounts ranging from $20 to $2,500 are required to purchase a contract. The minimum amount required depends on the type of contract, NQ, IRA or QP IRA, and the series purchased.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 3, 1999, is a part of the registration statement. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1 (800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

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2  CONTENTS OF THIS PROSPECTUS
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Contents of this prospectus


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EQUI-VEST(R)

Index of key words and phrases                                4
Who is Equitable Life?                                        6
How to reach us                                               7
EQUI-VEST at a glance - key features                         10

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FEE TABLE                                                    13
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EQUI-VEST series 300, 400 and 500 contracts                  13
EQUI-VEST series 200 contracts                               20
EQUI-VEST series 100 contracts                               27
Condensed financial information                              33

1
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CONTRACT FEATURES AND BENEFITS                               34
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How you can purchase and contribute to your contract         34
Owner and annuitant requirements                             36
How you can make your contributions                          36
What are your investment options under the contract?         36
Selecting your investment method                             40
Allocating your contributions                                41
Your right to cancel within a certain number of days         41

2
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DETERMINING YOUR CONTRACT'S VALUE                            42
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Your account value                                           42
Your contract's value in the variable investment options     42
Your contract's value in the guaranteed interest option      42
Your contract's value in the fixed maturity options          42


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"We," "our" and "us" refer to Equitable Life.


When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

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                                                  CONTENTS OF THIS PROSPECTUS  3
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3
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TRANSFERRING YOUR MONEY AMONG
   INVESTMENT OPTIONS                                     43
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Transferring your account value                           43
Automatic transfer options investment simplifier          43
Rebalancing your account value                            44

4
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ACCESSING YOUR MONEY                                      45
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Withdrawing your account value                            45
Surrender of your contract to receive its cash value      46
When we may terminate your contract                       46
When to expect payments                                   46
Choosing your annuity payout options                      47

5
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CHARGES AND EXPENSES                                      49
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Charges that Equitable Life deducts                       49
Charges that the trusts deduct                            56
Group or sponsored arrangements                           56
Other distribution arrangements                           57

6
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PAYMENT OF DEATH BENEFIT                                  58
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Your beneficiary and payment of benefit                   58
How death benefit payment is made                         59
Beneficiary continuation option under series 400
   Traditional IRA and QP IRA contracts                   59

7
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TAX INFORMATION                                           61
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Overview                                                  61
Transfers among investment options                        61
Taxation of nonqualified annuities                        61
Special rules for NQ contracts issued in Puerto Rico      62
Individual retirement arrangements ("IRAs")               63
Federal and state income tax withholding and
   information reporting                                  76
Impact of taxes to Equitable Life                         77

8
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MORE INFORMATION                                          78
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About our Separate Account A                              78
About The Hudson River Trust and EQ Advisors Trust        78
About the general account                                 79
About our fixed maturity options                          79
About other methods of payment                            81
Dates and prices at which contract events occur           81
About your voting rights                                  82
About our year 2000 progress                              83
About legal proceedings                                   83
About our independent accountants                         84
Transfers of ownership, collateral assignments, loans,
   and borrowing                                          84
Distribution of the contracts                             84

9
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INVESTMENT PERFORMANCE                                    85
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Benchmarks                                                85
Communicating performance data                            94

10
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INCORPORATION OF CERTAIN DOCUMENTS BY
   REFERENCE                                              96
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APPENDICES
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I -- Original contracts                                  A-1
II -- Condensed financial information                    B-1
III -- Market value adjustment example                   C-1

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STATEMENT OF ADDITIONAL INFORMATION
   TABLE OF CONTENTS
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4  INDEX OF KEY WORDS AND PHRASES
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Index of key words and phrases


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This index should help you locate more information on the terms used in this prospectus.

                                         PAGE

account value                             42
annuitant                                 35
annuity payout option                     47
beneficiary                               58
business day                              81
cash value                                42
conduit IRA                               67
contract date                             11
contract date anniversary                 11
contract year                             11
contributions                             34
Contributions to Roth IRAs
  Regular contribution                    73
  Rollover contributions                  73
  Conversion contributions                74
  Direct custodian-to-custodian
     transfers                            74
Contributions to Traditional IRAs
  Regular contributions                   64
  Rollover contributions                  66
  Direct custodian-to-custodian
     transfers                            64
fixed maturity amount                     39
fixed maturity options                    39
guaranteed interest option                38
IRA                                    cover
IRS                                       61
investment options                        36
market adjusted amount                    39
market value adjustment                   40
maturity value                            39
NQ                                     cover
Portfolio                              cover
Processing Office                          7
QP IRAs                                cover
rate to maturity                          39
recharacterized                           66
regular contribution                      64
Required Beginning Date                   68
Roth Advantage                         cover
Roth IRA                               cover
Standard Roth                          cover
SAI                                    cover
SEC                                    cover
TOPS                                       7
Traditional IRA                        cover
TSA                                    cover
unit                                      42
unit investment trust                     78
variable investment options               36

To make this prospectus easier to read, we sometimes use different words than in the contract. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your Equitable associate can provide further explanation about your contract.


   ----------------------------------------------------------------------
    Prospectus                      Contract or Supplemental Materials
   ----------------------------------------------------------------------
    fixed maturity options        Guarantee Periods
    variable investment options   Investment Funds or Investment Divisions
    account value                 Annuity Account Value
    rate to maturity              Guaranteed Rates
    guaranteed interest option    Guaranteed Interest Account
   ----------------------------------------------------------------------

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                                          INDEX OF KEY WORDS AND PHRASES       5
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In this prospectus, we use a "series" number when necessary to identify a particular contract. We discuss five series of contracts. However, only four are available for new purchasers. Once you have purchased a contract you can identify the EQUI-VEST series you have by referring to your confirmation notice, or you may contact your Equitable associate, or you may call our toll-free number. The series designations are as follows:



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 o NQ, Traditional IRA, and QP IRA contracts issued before January 3, 1994;       series 100
   and
                                                                                  This series is no longer available for
 o Standard Roth IRA contracts converted from such IRA and QP IRA contacts.       new purchasers. Information in this
                                                                                  prospectus on this series is provided
                                                                                  for our existing contract owners only.
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 o All NQ, Traditional IRA and QP IRA contracts issued in the state of Oregon     series 200
   on or after August 17, 1995.
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 o NQ, Traditional IRA, QP IRA, and Standard Roth IRA contracts issued on or      series 300
   after January 3, 1994 and before the date series 400 contracts became available in a state; and

 o Standard Roth IRA contracts converted from such IRA and QP IRA contracts.
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 o NQ, Traditional IRA, QP IRA, and Standard Roth IRA contracts issued on or      series 400
   after July 10, 1995 in states where approved; and

 o Standard Roth IRA contracts converted from such IRA and QP IRA contracts.
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 o Roth Advantage contracts.                                                      series 500
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We also have contracts that we refer to as "original contracts." These contracts are no longer available for new purchasers. Any information about original contracts which is different from the current series we offer can be found in Appendix I, which will be referenced throughout this prospectus when it applies.

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6    WHO IS EQUITABLE LIFE?
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Who is Equitable Life?


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 We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated ("Equitable Companies"), whose majority shareholder is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contracts. During 1999, Equitable Companies plans to change its name to AXA Financial, Inc.

 Equitable Companies and its consolidated subsidiaries managed approximately $347.5 billion in assets as of December 31, 1998. For over 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

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                                                    WHO IS EQUITABLE LIFE?     7
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 HOW TO REACH US

 You may communicate with our Processing Office as listed below for any of the following purposes:


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FOR NQ AND IRA OWNERS WHO SEND
CONTRIBUTIONS INDIVIDUALLY BY REGULAR MAIL:
---------------------------------------------
Equitable Life
EQUI-VEST
Individual Collections
P.O. Box 13459
Newark, NJ 07188-0459


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FOR NQ AND IRA OWNERS WHO SEND
CONTRIBUTIONS INDIVIDUALLY BY EXPRESS
DELIVERY:
---------------------------------------------
Equitable Life
c/o First Chicago National Processing Center
300 Harmon Meadow Boulevard, 3rd Floor
Secaucus, NJ 07094
Attn: Box 13459


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FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY REGULAR MAIL:
---------------------------------------------
Equitable Life
EQUI-VEST
P.O. Box 2996
New York, NY 10116-2996


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FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
---------------------------------------------
Equitable Life
EQUI-VEST
200 Plaza Drive, 2nd Floor
Secaucus, NJ 07094


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FOR NQ AND IRA CONTRIBUTIONS REMITTED BY
EMPLOYERS AND SENT BY REGULAR MAIL:
---------------------------------------------
Equitable Life
EQUI-VEST
Unit Collections
P.O. Box 13463
Newark, New Jersey 07188-0463


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FOR NQ AND IRA CONTRIBUTIONS REMITTED BY
EMPLOYERS AND SENT BY EXPRESS DELIVERY:
---------------------------------------------
Equitable Life
c/o First Chicago National Processing Center
300 Harmon Meadow Boulevard, 3rd Floor
Secaucus, NJ 07094
Attn: Box 13463


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REPORTS WE PROVIDE:
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 o  written confirmation of financial transactions;

 o annual statement of your contract values as of the close of the calendar year;

 o  statement of your contract values as of the last day of the contract year.

 We reserve the right to change the frequency of these reports.

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 TELEPHONE OPERATED PROGRAM SUPPORT
("TOPS") SYSTEM:
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 TOPS is designed to provide you with up-to-date information via touch-tone telephone. You can obtain information on:

 o  your current account value;

 o  your current allocation percentages;

 o  the number of units you have in the variable investment options.

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8    WHO IS EQUITABLE LIFE?
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 You can also:

 o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option;

 o  elect the investment simplifier; and

 o  change your personal identification number ("PIN").


 TOPS is normally available seven days a week, 24 hours a day, by calling toll-free 1 (800) 755-7777. Of course, for reasons beyond our control, the service may sometimes be unavailable.

 We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we will act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.


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 BY INTERNET:
----------------------------------------------------------------

 You can also access information about your contract on the Internet. Please visit our website at http://www.equitable.com, and click on EQAccess.

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 CUSTOMER SERVICE REPRESENTATIVE:
----------------------------------------------------------------

 You may also use our toll-free number 1 (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Fridays until 5:00 p.m. Eastern Time.

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 TOLL-FREE TELEPHONE SERVICE:
----------------------------------------------------------------
 You may reach us toll-free by calling 1 (800) 841-0801 for a recording of daily unit values for the variable investment options.


 You should send all contributions, notices, and requests to our Processing Office at an address above.

 WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

  (1) cancellation of your Standard Roth IRA or Roth Advantage contract and return to a Traditional IRA contract;

  (2) election of the automatic investment program;

  (3) election of the automatic transfer options investment simplifier;

  (4) election of the automatic NQ deposit service;

  (5) election of the rebalancing program;

  (6) to obtain a PIN required for TOPS;

  (7) election of required minimum distribution option;

  (8) tax withholding election;

  (9) beneficiary continuation option election;

 (10) conversion of your Traditional IRA to a Standard Roth IRA or Roth Advantage; and

 (11) request for a transfer/rollover of assets or 1035 exchange to another carrier.


 WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

 (1)  address changes;

 (2)  beneficiary changes;

 (3)  transfers among investment options;

 (4)  withdrawal requests; and

 (5)  contract surrender.

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                                                    WHO IS EQUITABLE LIFE?     9
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 TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

 (1)  automatic investment program;

 (2)  investment simplifier; and

 (3)  rebalancing program.

 You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


 SIGNATURES:

 The proper person to sign forms, notices and requests would normally be the owner.

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10     EQUI-VEST at a glance -- key features
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 EQUI-VEST at a glance -- key features


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Professional           EQUI-VEST's variable investment options invest in 24 different Portfolios managed by
investment             professional investment advisers.
management
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Guaranteed interest    o Principal and interest guarantees
option
                       o Interest rates set periodically
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Fixed maturity         o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years.
options
                       o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.

                       o Principal guarantees.
                         -- If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.

                       o Only available under series 400 and 500 contracts in states where approved.
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Tax Advantages         o On earnings inside the    No tax on any dividends, interest or capital gains until you
                         contract                  make withdrawals from your contract or receive annuity
                                                   payments.
                       ------------------------------------------------------------------------------------------------------
                       o On transfers inside the   No tax on transfers among investment options.
                         contract
                       ------------------------------------------------------------------------------------------------------
                       If you are buying a contract to fund a retirement plan that already provides tax deferral under the Internal Revenue Code (IRA and QP IRA) you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.
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Minimum contribution   o NQ:
amounts                  -- $1,000 (initial) or $50 (initial for payroll deduction); $50 (additional).
                       o Traditional IRA, Standard Roth IRA and Roth Advantage:
                         -- series 300, 400 and 500 - $50 (initial and additional);
                         -- series 100 and 200 - $20 (initial and additional).
                       o QP IRA:
                         -- series 300 and 400 - $2,500 each rollover amount;
                         -- series 100 and 200 - $1,000 each rollover amount.
                       ------------------------------------------------------------------------------------------------------
                       Maximum limits may apply.
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                                     EQUI-VEST AT A GLANCE - KEY FEATURES     11
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Access to your money      o Lump sum withdrawals

                          o Withdrawals on a periodic basis

                          o Contract surrender

                          You may be subject to a withdrawal charge for certain
                          withdrawals. You may also incur income tax and a
                          penalty tax.
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Payout alternatives       o Annuity payout options
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Additional features       o Dollar-cost averaging by automatic transfers
                            -- Interest sweep option
                            -- Fixed-dollar option

                          o  Automatic investment program

                          o Account value rebalancing (quarterly, semiannually and annually)

                          o  No charge on transfers among investment options

                          o Waiver of withdrawal charge for disability,
                            confinement to a nursing home and terminal illness
                            (series 300, 400 and 500 only)
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Fees and charges under    o Daily charge on amounts invested in variable
series 300, 400 and 500     investment options for mortality and expense risks
                            and other expenses at annual rates determined by contract series.
                            -- series 300 and 400 - 1.35%
                            -- series 500 - 1.45%

                          o Annual administrative charge.
                            -- $30 currently or during the first two contract
                               years 2% of the account value if less ($65 maximum).

                          o Third party transfer or exchange
                            -- $25 currently ($65 maximum) per occurrence.

                          o  No sales charge deducted when you make
                             contributions under any series.

                          o  Withdrawal charge
                             All contract types:
                             6% of contributions that have been withdrawn if such contributions were made in the current and five prior contract years. There is no charge in any contract year in which the amount withdrawn does not exceed 10% of your account value at the time of your withdrawal request minus prior withdrawals in that contract year. There are many circumstances under which the withdrawal charge will not apply. They are discussed under "Charges and expenses" later in this prospectus.

                          ------------------------------------------------------
                          The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." The "contract date" is the effective date of a contract. This usually is the business day we receive your initial contribution. Your contract date will be shown in your contract.
                          ------------------------------------------------------

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12   EQUI-VEST AT A GLANCE - KEY FEATURES
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Fees and charges under     o We also deduct a charge for taxes such as premium
series 300, 400, and 500     taxes that may be imposed in your state. The charge
(continued)                  is generally deducted from the amount applied to
                             an annuity payout option.

                           o We generally deduct a $350 annuity administrative
                             fee from amounts applied to purchase certain life annuity payout options.

                           o Annual expenses of The Hudson River Trust and EQ
                             Advisors Trust Portfolios are calculated as a
                             percentage of the average daily net assets invested
                             in each Portfolio. These expenses include
                             management and advisory fees ranging from 0.31% to
                             1.15% annually, other expenses and, for EQ Advisors
                             Trust, 12b-1 fees of 0.25% annually.
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Fees and charges under     o Daily charge on amounts invested in variable
series 100 and 200           investment options for mortality and expense risks
                             and other expenses at annual rates determined by contract series.
                             series 100 - 1.34%;
                             three options at 1.49%
                             series 200 - 1.34%; three options at 1.40%

                           o Annual administrative charge: $30 maximum

                           o Third party transfer or exchange: none

                           o No sales charges are deducted when you make
                             contributions

                           o Withdrawal charge:

                             -- for NQ -- 6% of the contributions that have been
                                withdrawn if such contributions were made in the current and five prior contract years, or

                             -- for IRAs -- 6% generally declining for the first
                                through 12th contract years. The total of all withdrawal charges may not exceed 8% of all contributions made during a specified period before the withdrawal is made.

                           o We also deduct a charge for taxes such as premium
                             taxes that may be imposed in your state. The charge is generally deducted from the amount applied to an annuity payout option.

                           o We generally deduct a $350 annuity administrative
                             fee from amounts applied to purchase certain life annuity payout options.

                           o Annual expenses of The Hudson River Trust and EQ
                             Advisors Trust Portfolios are calculated as a percentage of the average daily net assets invested in each Portfolio. These expenses include management and advisory fees ranging from 0.31% to 1.15% annually, other expenses and, for EQ Advisors Trust, 12b-1 fees of 0.25% annually.
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THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. MAXIMUM EXPENSE LIMITATIONS APPLY TO CERTAIN VARIABLE INVESTMENT OPTIONS, AND RIGHTS ARE RESERVED TO CHANGE OR WAIVE CERTAIN CHARGES WITHIN SPECIFIED LIMITS. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your Equitable associate, or call us, if you have any questions.

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                                                                  FEE TABLE   13
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Fee table


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The fee tables below will help you understand the various charges and expenses that apply to your contract series. The tables reflect charges you will directly incur under the contract, as well as charges and expenses of the Portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus. For a complete description of Portfolio charges and expenses, please see the attached prospectuses for The Hudson River Trust and EQ Advisors Trust.

The guaranteed interest option and fixed maturity options are not covered by the fee tables and examples. The only charges shown in the tables that apply to the guaranteed interest option and fixed maturity options are the withdrawal charge, the annual administrative charge, and the third party transfer or exchange fee. Also, an administrative fee may apply when your annuity payments are to begin. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer or surrender of amounts from a fixed maturity option.


EQUI-VEST SERIES 300, 400 AND 500 CONTRACTS


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 Charges we deduct from your variable investment options (Separate Account A) expressed as an annual percentage of daily net assets
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                                              series 300 and 400    series 500
                                             --------------------  -----------
 Mortality and expense risk(1)                     1.10%              1.20%
 Other expenses(2)                                 0.25%              0.25%
                                                   ----               ----
 Total Separate Account A annual expenses(3)       1.35%              1.45%
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 Charges we deduct from your account value on each contract date anniversary
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 Annual administrative charge(4)                            $30
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 Charges we deduct from your account value at the time you request certain transactions
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 Maximum withdrawal charge(5)                                 6%
 Third party transfer or exchange fee(6)           $25 for each occurrence
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14   FEE TABLE
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THE HUDSON RIVER TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)



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                                              Investment                     Total
                                             Management &       Other        Annual
                                            Advisory Fees     Expenses     Expenses(7)
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Alliance Aggressive Stock                       0.54%           0.02%        0.56%
Alliance Balanced                               0.41%           0.04%        0.45%
Alliance Common Stock                           0.36%           0.03%        0.39%
Alliance Conservative Investors                 0.48%           0.05%        0.53%
Alliance Equity Index                           0.31%           0.03%        0.34%
Alliance Global                                 0.64%           0.07%        0.71%
Alliance Growth & Income                        0.55%           0.03%        0.58%
Alliance Growth Investors                       0.51%           0.04%        0.55%
Alliance High Yield                             0.60%           0.03%        0.63%
Alliance Intermediate Government Securities     0.50%           0.05%        0.55%
Alliance International                          0.90%           0.16%        1.06%
Alliance Money Market                           0.35%           0.02%        0.37%
Alliance Quality Bond                           0.53%           0.04%        0.57%
Alliance Small Cap Growth                       0.90%           0.06%        0.96%
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EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


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                                      Investment
                                      Management &
                                     Advisory Fees    12b-1 Fee(8)
-----------------------------------------------------------------------
MFS Emerging Growth Companies            0.55%           0.25%
MFS Research                             0.55%           0.25%
Merrill Lynch Basic Value Equity         0.55%           0.25%
Merrill Lynch World Strategy             0.70%           0.25%
Morgan Stanley Emerging Markets Equity   1.15%           0.25%
EQ/Putnam Balanced                       0.55%           0.25%
EQ/Putnam Growth & Income Value          0.55%           0.25%
T. Rowe Price Equity Income              0.55%           0.25%
T. Rowe Price International Stock        0.75%           0.25%
Warburg Pincus Small Company Value       0.65%           0.25%
-----------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                                                      Total
                                                     Other                           Annual
                                                   Expenses                         Expenses
                                          (After Expense Limitation)      (After Expense Limitation)(9)
-------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                     0.05%                              0.85%
MFS Research                                      0.05%                              0.85%
Merrill Lynch Basic Value Equity                  0.05%                              0.85%
Merrill Lynch World Strategy                      0.25%                              1.20%
Morgan Stanley Emerging Markets Equity            0.35%                              1.75%
EQ/Putnam Balanced                                0.10%                              0.90%
EQ/Putnam Growth & Income Value                   0.05%                              0.85%
T. Rowe Price Equity Income                       0.05%                              0.85%
T. Rowe Price International Stock                 0.20%                              1.20%
Warburg Pincus Small Company Value                0.10%                              1.00%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               FEE TABLE      15
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Notes:

(1)   A portion of this charge is for providing the death benefit.

(2) For the series 300 and 400 contracts we currently charge 0.25% for the Alliance Aggressive Stock, Alliance Balanced, Alliance Common Stock, and Alliance Money Market Portfolios. The charge is 0.24% for all the other Portfolios. We reserve the right to increase this charge to 0.25% at our discretion.

(3) The total Separate Account A annual expenses of the variable investment options are not permitted to exceed a total annual rate of 1.35% (for series 300 and 400 contracts) and 2.00% (for series 500 contracts).

(4) For the first two contract years this charge is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge is $30 for each contract year. We reserve the right to waive or increase this charge to an annual maximum of $65.

(5) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

(6) We reserve the right to increase this charge to a maximum of $65 for each occurrence.

(7) The fees and expenses shown for all Portfolios are for the year ended December 31, 1998. The investment management and advisory fee for each Portfolio of The Hudson River Trust may vary from year to year depending upon the average daily net assets of the respective Portfolio. The maximum investment management and advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for The Hudson River Trust. The other direct operating expenses will also fluctuate from year to year depending on actual expenses.

(8) The Class 1B shares of EQ Advisors Trust are subject to fees imposed under a distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The 12b-1 fee will not be increased for the life of the contracts.

(9) The maximum investment management and advisory fees for each Portfolio of EQ Advisors Trust cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for EQ Advisors Trust. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. However, EQ Financial Consultants, Inc. ("EQF"), EQ Advisors Trust 's manager, has entered into an expense limitation agreement with respect to each Portfolio. Under this agreement EQF has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) are limited for the average daily net assets of each Portfolio as follows: 0.60% for EQ/Putnam Growth & Income Value, MFS Emerging Growth Companies, MFS Research, Merrill Lynch Basic Value Equity, and T. Rowe Price Equity Income; 0.65% for EQ/Putnam Balanced; 0.75% for Warburg Pincus Small Company Value; 0.95% for Merrill Lynch World Strategy and T. Rowe Price International Stock; and 1.50% for Morgan Stanley Emerging Markets Equity.

      Absent the expense limitation, "Other Expenses" for 1998 on an annualized basis for each of the Portfolios would have been as follows: 0.24% for MFS Emerging Growth Companies, EQ/Putnam Growth and Income Value, and T. Rowe Price Equity Income; 0.25% for MFS Research; 0.26% for Merrill Lynch Basic Value Equity; 0.66% for Merrill Lynch World Strategy; 1.23% for Morgan Stanley Emerging Markets Equity, 0.45% for EQ/Putnam Balanced; 0.40% for
      T. Rowe Price International Stock; and 0.27% for Warburg Pincus Small Company Value.

      Each Portfolio may at a later date make a reimbursement to EQF for any of the management fees waived or limited and other expenses assumed and paid by EQF pursuant to the expense limitation agreement provided, that among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio.

--------------------------------------------------------------------------------
16   FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 EXAMPLES: EQUI-VEST SERIES 300 AND 400 CONTRACTS

 For each type of series 300 and 400 contract, the examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a $1,000 contribution is invested in one of the variable investment options listed, and a 5% annual return is earned on the assets in that option. We also assume there is no waiver of the withdrawal charge.(1) We calculate the annual administrative charge by using the total actual annual administrative charges for 1998 under all EQUI-VEST contracts as a percentage of the total assets held under all EQUI-VEST contracts.

 These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


-----------------------------------------------------------------------------------------------
                                                  If you surrender your contract at the end
                                                     of each period shown, the expenses
                                                                  would be:
                                              -------------------------------------------------
                                              1 year      3 years      5 years     10 years
-----------------------------------------------------------------------------------------------
The Hudson River Trust Options
-----------------------------------------------------------------------------------------------
Alliance Aggressive Stock                     $76.23      $122.66      $169.46      $235.96
Alliance Balanced                             $75.14      $119.37      $163.58      $223.95
Alliance Common Stock                         $75.53      $120.57      $165.72      $228.34
Alliance Conservative Investors               $75.83      $121.47      $167.33      $231.61
Alliance Equity Index                         $73.95      $115.76      $157.13      $210.70
Alliance Global                               $77.62      $126.85      $176.91      $251.05
Alliance Growth & Income                      $76.33      $122.96      $169.99      $237.05
Alliance Growth Investors                     $76.03      $122.07      $168.39      $233.79
Alliance High Yield                           $76.82      $124.46      $172.66      $242.45
Alliance Intermediate Government Securities   $76.03      $122.07      $168.39      $233.79
Alliance International                        $81.09      $137.27      $195.33      $287.85
Alliance Money Market                         $74.34      $116.96      $159.28      $215.14
Alliance Quality Bond                         $76.23      $122.66      $169.46      $235.96
Alliance Small Cap Growth                     $80.10      $134.30      $190.09      $277.47

-----------------------------------------------------------------------------------------------

                                                  If you do not surrender your contract at
                                                     the end of each period shown, the
                                                             expenses would be:
                                              ------------------------------------------------
                                                 1 year   3 years    5 years     10 years
----------------------------------------------------------------------------------------------
 The Hudson River Trust Options
----------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       $20.64    $63.77     $109.46     $235.96
Alliance Balanced                               $19.49    $60.27     $103.58     $223.95
Alliance Common Stock                           $19.91    $61.54     $105.72     $228.34
Alliance Conservative Investors                 $20.22    $62.50     $107.33     $231.61
Alliance Equity Index                           $18.23    $56.45     $ 97.13     $210.70
Alliance Global                                 $22.11    $68.21     $116.91     $251.05
Alliance Growth & Income                        $20.75    $64.09     $109.99     $237.05
Alliance Growth Investors                       $20.43    $63.13     $108.39     $233.79
Alliance High Yield                             $21.27    $65.67     $112.66     $242.45
Alliance Intermediate Government Securities     $20.43    $63.13     $108.39     $233.79
Alliance International                          $25.79    $79.25     $135.33     $287.85
Alliance Money Market                           $18.65    $57.72     $ 99.28     $215.14
Alliance Quality Bond                           $20.64    $63.77     $109.46     $235.96
Alliance Small Cap Growth                       $24.74    $76.10     $130.09     $277.47
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               FEE TABLE      17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                             If you surrender your contract at the end
                                                of each period shown, the expenses
                                                             would be:
                                         -------------------------------------------------
                                         1 year     3 years     5 years     10 years
------------------------------------------------------------------------------------------
EQ Advisors Trust Options
------------------------------------------------------------------------------------------
MFS Emerging Growth Companies            $79.01     $131.03     $184.31     $265.93
MFS Research                             $79.01     $131.03     $184.31     $265.93
Merrill Lynch Basic Value Equity         $79.01     $131.03     $184.31     $265.93
Merrill Lynch World Strategy             $82.48     $141.41     $202.62     $302.21
Morgan Stanley Emerging Markets Equity   $87.94     $157.57     $229.58     $356.67
EQ/Putnam Balanced                       $79.51     $132.51     $186.94     $271.19
EQ/Putnam Growth & Income Value          $79.01     $131.03     $184.31     $265.93
T. Rowe Price Equity Income              $79.01     $131.03     $184.31     $265.93
T. Rowe Price International Stock        $82.48     $141.41     $202.62     $302.21
Warburg Pincus Small Company Value       $80.50     $135.49     $192.19     $281.64
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                             If you do not surrender your contract at
                                                the end of each period shown, the
                                                        expenses would be:
                                         ------------------------------------------------
                                           1 year   3 years     5 years     10 years
------------------------------------------------------------------------------------------
EQ Advisors Trust Options
------------------------------------------------------------------------------------------
MFS Emerging Growth Companies              $23.58   $ 72.63     $124.31     $265.93
MFS Research                               $23.58   $ 72.63     $124.31     $265.93
Merrill Lynch Basic Value Equity           $23.58   $ 72.63     $124.31     $265.93
Merrill Lynch World Strategy               $27.26   $ 83.64     $142.62     $302.21
Morgan Stanley Emerging Markets Equity     $33.03   $100.77     $170.84     $356.67
EQ/Putnam Balanced                         $24.11   $ 74.21     $126.94     $271.19
EQ/Putnam Growth & Income Value            $23.58   $ 72.63     $124.31     $265.93
T. Rowe Price Equity Income                $23.58   $ 72.63     $124.31     $265.93
T. Rowe Price International Stock          $27.26   $ 83.64     $142.62     $302.21
Warburg Pincus Small Company Value         $25.16   $ 77.36     $132.19     $281.64
------------------------------------------------------------------------------------------

----------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money."


IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued, (see Note (1) above), and you elect a life annuity payout option, the expenses shown in the above example for "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

--------------------------------------------------------------------------------
18   FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EXAMPLES: EQUI-VEST SERIES 500 CONTRACTS

For the series 500 Roth Advantage contract, the examples show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a single contribution of $1,000 is invested in one of the variable investment options listed and a 5% annual return is earned on assets in that option. We also assume there is no waiver of the withdrawal charge.(1) We calculate the annual administrative charge by using the total actual annual administrative charges for 1998 under all EQUI-VEST contracts as a percentage of the total assets held under all EQUI-VEST contracts.

These examples should not be considered a representation of past or future expense for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.




------------------------------------------------------------------------------------------
                                      If you surrender your       If you do not surrender
                                       contract at the end           your contract at
                                    of each period shown, the     the end of each period
                                             expenses                   shown, the
                                            would be:               expenses would be:
                                    --------------------------   -------------------------
                                        1 year       3 years       1 year       3 years
------------------------------------------------------------------------------------------
 The Hudson River Trust Options
------------------------------------------------------------------------------------------
Alliance Aggressive Stock               $77.22       $125.66       $21.69       $66.94
Alliance Balanced                       $76.13       $122.37       $20.54       $63.45
Alliance Common Stock                   $76.53       $123.56       $20.96       $64.72
Alliance Conservative Investors         $76.92       $124.76       $21.38       $65.99
Alliance Equity Index                   $75.04       $119.07       $19.38       $59.95
Alliance Global                         $78.71       $130.13       $23.27       $71.69
Alliance Growth & Income                $77.42       $126.25       $21.90       $67.57
Alliance Growth Investors               $77.12       $125.36       $21.59       $66.62
Alliance High Yield                     $77.92       $127.75       $22.43       $69.16
Alliance Intermediate Government
 Securities                             $77.12       $125.36       $21.59       $66.62
Alliance International                  $82.19       $140.52       $26.94       $82.70
Alliance Money Market                   $75.34       $119.97       $19.70       $60.91
Alliance Quality Bond                   $77.32       $125.96       $21.80       $67.26
Alliance Small Cap Growth               $81.19       $137.56       $25.89       $79.56
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               FEE TABLE      19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                         If you surrender your       If you do not surrender
                                          contract at the end           your contract at
                                       of each period shown, the     the end of each period
                                                expenses                   shown, the
                                               would be:               expenses would be:
                                       --------------------------   -------------------------
                                           1 year       3 years       1 year        3 years
---------------------------------------------------------------------------------------------
 EQ Advisors Trust Options
---------------------------------------------------------------------------------------------
MFS Emerging Growth Companies              $80.10       $134.30       $24.74        $ 76.10
MFS Research                               $80.10       $134.30       $24.74        $ 76.10
Merrill Lynch Basic Value Equity           $80.10       $134.30       $24.74        $ 76.10
Merrill Lynch World Strategy               $83.58       $144.66       $28.41        $ 87.08
Morgan Stanley Emerging Markets
 Equity                                    $89.04       $160.78       $34.18        $104.17
EQ/Putnam Balanced                         $80.60       $135.78       $25.26        $ 77.67
EQ/Putnam Growth & Income Value            $80.10       $134.30       $24.74        $ 76.10
T. Rowe Price Equity Income                $80.10       $134.30       $24.74        $ 76.10
T. Rowe Price International Stock          $83.58       $144.66       $28.41        $ 87.08
Warburg Pincus Small Company Value         $81.59       $138.75       $26.31        $ 80.82
---------------------------------------------------------------------------------------------

----------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money."


IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued, (see note (1) above), and you elect a life annuity payout option, the expenses shown in the example for "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

--------------------------------------------------------------------------------
20   FEE TABLE
--------------------------------------------------------------------------------

EQUI-VEST SERIES 200 CONTRACTS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your variable investment options (Separate Account A)
 expressed as an annual percentage of daily net assets
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Alliance Balanced,
                                                                                              Alliance Common Stock, and
                                                                                            Alliance Money Market options
--------------------------------------------------------------------------------------------------------------------------
 Mortality and expense risk(1)                                                                             1.15%
 Other expenses(2)                                                                                         0.25%
                                                                                                           ----
 Total Separate Account A annual expenses(3)(4)                                                            1.40%
--------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value on each contract date anniversary
--------------------------------------------------------------------------------------------------------------------------
 Annual administrative charges(5)                                                                          $30
--------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value at the time you request certain transactions
--------------------------------------------------------------------------------------------------------------------------
 Maximum withdrawal charge(6)                                                                                6%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                               All other variable
                                                                                             investment options
--------------------------------------------------------------------------------------------------------------------------
 Mortality and expense risk(1)                                                                        1.09%
 Other expenses(2)                                                                                    0.25%
                                                                                                      ----
 Total Separate Account A annual expenses(3)(4)                                                       1.34%
--------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value on each contract date anniversary
--------------------------------------------------------------------------------------------------------------------------
 Annual administrative charges(5)
--------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value at the time you request certain transactions
--------------------------------------------------------------------------------------------------------------------------
 Maximum withdrawal charge(6)
--------------------------------------------------------------------------------------------------------------------------


THE HUDSON RIVER TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


-----------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                    Investment                               Annual
                                                  Management &        Other                 Expenses
                                                 Advisory Fees       Expenses    (After Expense Limitation)(4)(7)
-----------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                             0.54%           0.02%                   0.56%
Alliance Balanced                                     0.41%           0.04%                   0.45%
Alliance Common Stock                                 0.36%           0.03%                   0.39%
Alliance Conservative Investors                       0.48%           0.05%                   0.53%
Alliance Equity Index                                 0.31%           0.03%                   0.34%
Alliance Global                                       0.64%           0.07%                   0.71%
Alliance Growth & Income                              0.55%           0.03%                   0.58%
Alliance Growth Investors                             0.51%           0.04%                   0.55%
Alliance High Yield                                   0.60%           0.03%                   0.63%
Alliance Intermediate Government Securities           0.50%           0.05%                   0.55%
Alliance International                                0.90%           0.16%                   1.06%
Alliance Money Market                                 0.35%           0.02%                   0.37%
Alliance Quality Bond                                 0.53%           0.04%                   0.57%
Alliance Small Cap Growth                             0.90%           0.06%                   0.96%
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                FEE TABLE     21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


------------------------------------------------------------------------
                                            Investment
                                           Management &
                                          Advisory Fees    12b-1 Fee(8)
------------------------------------------------------------------------
MFS Emerging Growth Companies                  0.55%           0.25%
MFS Research                                   0.55%           0.25%
Merrill Lynch Basic Value Equity               0.55%           0.25%
Merrill Lynch World Strategy                   0.70%           0.25%
Morgan Stanley Emerging Markets Equity         1.15%           0.25%
EQ/Putnam Balanced                             0.55%           0.25%
EQ/Putnam Growth & Income Value                0.55%           0.25%
T. Rowe Price Equity Income                    0.55%           0.25%
T. Rowe Price International Stock              0.75%           0.25%
Warburg Pincus Small Company Value             0.65%           0.25%
------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                                                   Total
                                                   Other                          Annual
                                                  Expenses                       Expenses
                                          (After Expense Limitation)   (After Expense Limitation)(9)
----------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                         0.05%                         0.85%
MFS Research                                          0.05%                         0.85%
Merrill Lynch Basic Value Equity                      0.05%                         0.85%
Merrill Lynch World Strategy                          0.25%                         1.20%
Morgan Stanley Emerging Markets Equity                0.35%                         1.75%
EQ/Putnam Balanced                                    0.10%                         0.90%
EQ/Putnam Growth & Income Value                       0.05%                         0.85%
T. Rowe Price Equity Income                           0.05%                         0.85%
T. Rowe Price International Stock                     0.20%                         1.20%
Warburg Pincus Small Company Value                    0.10%                         1.00%
----------------------------------------------------------------------------------------------------

Notes:

(1)   A portion of this charge is for providing the death benefit.

(2) This charge is for financial accounting and other administrative services related to the contract.

(3) Total Separate Account A annual expenses of the variable investment options (not including The Hudson River Trust or the EQ Advisors Trust fees and other expenses) are guaranteed not to exceed a total annual rate of 1.40% for the Alliance Balanced, Alliance Common Stock, and Alliance Money Market options and an annual rate of 1.34% for all the other options.

(4) The total Separate Account A annual expenses of the variable investment options and total annual expenses of The Hudson River Trust fees when added together are not permitted to exceed an annual rate of 1.75% for the Alliance Aggressive Stock, Alliance Balanced, Alliance Common Stock, and Alliance Money Market options. Without this expense limitation, the total annual expenses deducted from the variable investment options plus The Hudson River Trust annual expenses for 1998 would have been 1.77% for the Alliance Money Market option; 1.79% for the Alliance Common Stock option; 1.90% for the Alliance Aggressive Stock option; and 1.85% for the Alliance Balanced option.

(5) 2% of your account value if less. Some contracts are exempt from this charge.

(6) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

(7) The fees and expenses shown for all Portfolios are for the year ended December 31, 1998. The investment management and advisory fee for each Portfolio of The Hudson River Trust may vary from year to year depending upon the average daily net assets of the respective Portfolio. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for The Hudson River Trust. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See the expense limitations discussed in footnote (4).

(8) The Class 1B shares of EQ Advisors Trust are subject to fees imposed under a distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The 12b-1 fee will not be increased for the life of the contracts.

(9) The maximum investment management and advisory fees for each Portfolio of EQ Advisors Trust cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for EQ Advisors Trust. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. However, EQ Financial Consultants, Inc. ("EQF"), EQ Advisors Trust 's manager, has entered into an expense limitation agreement with respect to each Portfolio. Under this agreement EQF has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) are limited for the average daily net assets of each Portfolio as follows: 0.60% for EQ/Putnam Growth & Income Value, MFS Emerging Growth Companies, MFS Research, Merrill Lynch Basic Value Equity, and T. Rowe Price Equity Income; 0.65% for EQ/Putnam Balanced; 0.75% for Warburg Pincus Small Company Value; 0.95% for Merrill Lynch World Strategy and T. Rowe Price International Stock; and 1.50% for Morgan Stanley Emerging Markets Equity.

--------------------------------------------------------------------------------
22   FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    Absent the expense limitation, "Other Expenses" for 1998 on an annualized basis for each of the Portfolios would have been as follows: 0.24% for MFS Emerging Growth Companies, EQ/Putnam Growth and Income Value, and T. Rowe Price Equity Income; 0.25% for MFS Research; 0.26% for Merrill Lynch Basic Value Equity; 0.66% for Merrill Lynch World Strategy; 1.23% for Morgan Stanley Emerging Markets Equity; 0.45% for EQ/Putnam Balanced; 0.40% for
    T. Rowe Price International Stock; and 0.27% for Warburg Pincus Small Company Value.

    Each Portfolio may at a later date make a reimbursement to EQF for any of the management fees waived or limited and other expenses assumed and paid by EQF pursuant to the expense limitation agreement provided, that among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio.

--------------------------------------------------------------------------------
                                                                FEE TABLE     23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 EXAMPLES: EQUI-VEST SERIES 200 CONTRACTS

 The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a $1,000 contribution is invested in one of the variable investment options listed, and a 5% annual return is earned on the assets in that option. We also assume there is no waiver of the withdrawal charge.(1) We calculate the annual administrative charge by using the total actual annual administrative charges for 1998 under all EQUI-VEST contracts as a percentage of the total assets held under all EQUI-VEST contracts.

 These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


 FOR IRA (TRADITIONAL, STANDARD ROTH AND CERTAIN QP IRA(2) CONTRACTS WHERE THE FREE WITHDRAWAL AMOUNT APPLIES AFTER THE THIRD CONTRACT YEAR):


-----------------------------------------------------------------------------------------------
                                          If you surrender your contract at the end of each
                                                            period shown,
                                                        the expenses would be:
                                       --------------------------------------------------------
                                           1 year       3 years        5 years      10 years
-----------------------------------------------------------------------------------------------
 The Hudson River Trust Options
-----------------------------------------------------------------------------------------------
Alliance Aggressive Stock                  $80.83       $124.44       $163.81       $255.10
Alliance Balanced                          $80.83       $124.44       $163.81       $255.10
Alliance Common Stock                      $80.83       $124.44       $163.81       $255.10
Alliance Conservative Investors            $82.01       $128.02       $169.86       $267.82
Alliance Equity Index                      $80.14       $122.35       $160.27       $247.62
Alliance Global                            $83.79       $133.37       $178.87       $286.60
Alliance Growth & Income                   $82.50       $129.51       $172.37       $273.07
Alliance Growth Investors                  $82.21       $128.61       $170.86       $269.92
Alliance High Yield                        $83.00       $130.99       $174.87       $278.29
Alliance Intermediate Government
  Securities                               $82.21       $128.61       $170.86       $269.92
Alliance International                     $87.24       $143.71       $196.19       $322.15
Alliance Money Market                      $80.83       $124.44       $163.81       $255.10
Alliance Quality Bond                      $82.41       $129.21       $171.87       $272.02
Alliance Small Cap Growth                  $86.25       $140.76       $191.27       $312.12
-----------------------------------------------------------------------------------------------
 EQ Advisors Trust Options
-----------------------------------------------------------------------------------------------
MFS Emerging Growth Companies              $85.17       $137.51       $185.83       $300.97
MFS Research                               $85.17       $137.51       $185.83       $300.97
Merrill Lynch Basic Value Equity           $85.17       $137.51       $185.83       $300.97
Merrill Lynch World Strategy               $88.62       $147.83       $203.05       $336.02
Morgan Stanley Emerging Markets
  Equity                                   $94.05       $163.88       $229.58       $388.62
EQ/Putnam Balanced                         $85.66       $138.99       $188.30       $306.06
EQ/Putnam Growth & Income Value            $85.17       $137.51       $185.83       $300.97
T. Rowe Price Equity Income                $85.17       $137.51       $185.83       $300.97
T. Rowe Price International Stock          $88.62       $147.83       $203.05       $336.02
Warburg Pincus Small Company Value         $86.65       $141.94       $193.24       $316.15
-----------------------------------------------------------------------------------------------

----------
See footnotes on page 26.

--------------------------------------------------------------------------------
24   FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR QP IRA(3) CONTRACTS (WHERE THE FREE WITHDRAWAL AMOUNT APPLIES IN THE FIRST CONTRACT YEAR):



-----------------------------------------------------------------------------------------------
                                          If you surrender your contract at the end of each
                                                            period shown,
                                                        the expenses would be:
                                       --------------------------------------------------------
                                         1 year       3 years       5 years       10 years
-----------------------------------------------------------------------------------------------
 The Hudson River Trust Options
-----------------------------------------------------------------------------------------------
Alliance Aggressive Stock                $74.64       $117.86       $163.81       $255.10
Alliance Balanced                        $74.64       $117.86       $163.81       $255.10
Alliance Common Stock                    $74.64       $117.86       $163.81       $255.10
Alliance Conservative Investors          $75.83       $121.47       $169.86       $267.82
Alliance Equity Index                    $73.95       $115.76       $160.27       $247.62
Alliance Global                          $77.62       $126.85       $178.87       $286.60
Alliance Growth & Income                 $76.33       $122.96       $172.37       $273.07
Alliance Growth Investors                $76.03       $122.07       $170.86       $269.92
Alliance High Yield                      $76.82       $124.46       $174.87       $278.29
Alliance Intermediate Government
  Securities                             $76.03       $122.07       $170.86       $269.92
Alliance International                   $81.09       $137.27       $196.19       $322.15
Alliance Money Market                    $74.64       $117.86       $163.81       $255.10
Alliance Quality Bond                    $76.23       $122.66       $171.87       $272.02
Alliance Small Cap Growth                $80.10       $134.30       $191.27       $312.12
-----------------------------------------------------------------------------------------------
 EQ Advisors Trust Options
-----------------------------------------------------------------------------------------------
MFS Emerging Growth Companies            $79.01       $131.03       $185.83       $300.97
MFS Research                             $79.01       $131.03       $185.83       $300.97
Merrill Lynch Basic Value Equity         $79.01       $131.03       $185.83       $300.97
Merrill Lynch World Strategy             $82.48       $141.41       $203.05       $336.02
Morgan Stanley Emerging Markets
  Equity                                 $87.94       $157.57       $229.58       $388.62
EQ/Putnam Balanced                       $79.51       $132.51       $188.30       $306.06
EQ/Putnam Growth & Income Value          $79.01       $131.03       $185.83       $300.97
T. Rowe Price Equity Income              $79.01       $131.03       $185.83       $300.97
T. Rowe Price International Stock        $82.48       $141.41       $203.05       $336.02
Warburg Pincus Small Company Value       $80.50       $135.49       $193.24       $316.15
-----------------------------------------------------------------------------------------------

----------
See footnotes on page 26.

--------------------------------------------------------------------------------
                                                                FEE TABLE     25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR NQ CONTRACTS:



-----------------------------------------------------------------------------------------------
                                          If you surrender your contract at the end of each
                                                            period shown,
                                                        the expenses would be:
                                       --------------------------------------------------------
                                         1 year       3 years       5 years       10 years
-----------------------------------------------------------------------------------------------
 The Hudson River Trust Options
-----------------------------------------------------------------------------------------------
Alliance Aggressive Stock                $74.64       $117.86       $160.90       $218.45
Alliance Balanced                        $74.64       $117.86       $160.90       $218.45
Alliance Common Stock                    $74.64       $117.86       $160.90       $218.45
Alliance Conservative Investors          $75.83       $121.47       $167.33       $231.61
Alliance Equity Index                    $73.95       $115.76       $157.13       $210.70
Alliance Global                          $77.62       $126.85       $176.91       $251.05
Alliance Growth & Income                 $76.33       $122.96       $169.99       $237.05
Alliance Growth Investors                $76.03       $122.07       $168.39       $233.79
Alliance High Yield                      $76.82       $124.46       $172.66       $242.45
Alliance Intermediate Government
  Securities                             $76.03       $122.07       $168.39       $233.79
Alliance International                   $81.09       $137.27       $195.33       $287.85
Alliance Money Market                    $74.64       $117.86       $160.90       $218.45
Alliance Quality Bond                    $76.23       $122.66       $169.46       $235.96
Alliance Small Cap Growth                $80.10       $134.30       $190.09       $277.47
-----------------------------------------------------------------------------------------------
 EQ Advisors Trust Options
-----------------------------------------------------------------------------------------------
MFS Emerging Growth Companies            $79.01       $131.03       $184.31       $265.93
MFS Research                             $79.01       $131.03       $184.31       $265.93
Merrill Lynch Basic Value Equity         $79.01       $131.03       $184.31       $265.93
Merrill Lynch World Strategy             $82.48       $141.41       $202.62       $302.21
Morgan Stanley Emerging Markets
  Equity                                 $87.94       $157.57       $229.58       $356.67
EQ/Putnam Balanced                       $79.51       $132.51       $186.94       $271.19
EQ/Putnam Growth & Income Value          $79.01       $131.03       $184.31       $265.93
T. Rowe Price Equity Income              $79.01       $131.03       $184.31       $265.93
T. Rowe Price International Stock        $82.48       $141.41       $202.62       $302.21
Warburg Pincus Small Company Value       $80.50       $135.49       $192.19       $281.64
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
26   FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR ALL SERIES 200 CONTRACTS:



-----------------------------------------------------------------------------------------------
                                       IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH
                                                            PERIOD SHOWN,
                                                        THE EXPENSES WOULD BE:
                                       --------------------------------------------------------
                                         1 YEAR      3 YEARS        5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
-----------------------------------------------------------------------------------------------
Alliance Aggressive Stock                $18.97      $ 58.68        $100.90       $218.45
Alliance Balanced                        $18.97      $ 58.68        $100.90       $218.45
Alliance Common Stock                    $18.97      $ 58.68        $100.90       $218.45
Alliance Conservative Investors          $20.22      $ 62.50        $107.33       $231.61
Alliance Equity Index                    $18.23      $ 56.45        $ 97.13       $210.70
Alliance Global                          $22.11      $ 68.21        $116.91       $251.05
Alliance Growth & Income                 $20.75      $ 64.09        $109.99       $237.05
Alliance Growth Investors                $20.43      $ 63.13        $108.39       $233.79
Alliance High Yield                      $21.27      $ 65.67        $112.66       $242.45
Alliance Intermediate Government
  Securities                             $20.43      $ 63.13        $108.39       $233.79
Alliance International                   $25.79      $ 79.25        $135.33       $287.85
Alliance Money Market                    $18.97      $ 58.68        $100.90       $218.45
Alliance Quality Bond                    $20.64      $ 63.77        $109.46       $235.96
Alliance Small Cap Growth                $24.74      $ 76.10        $130.09       $277.47
-----------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
-----------------------------------------------------------------------------------------------
MFS Emerging Growth Companies            $23.58      $ 72.63        $124.31       $265.93
MFS Research                             $23.58      $ 72.63        $124.31       $265.93
Merrill Lynch Basic Value Equity         $23.58      $ 72.63        $124.31       $265.93
Merrill Lynch World Strategy             $27.26      $ 83.64        $142.62       $302.21
Morgan Stanley Emerging Markets
  Equity                                 $33.03      $100.77        $170.84       $356.67
EQ/Putnam Balanced                       $24.11      $ 74.21        $126.94       $271.19
EQ/Putnam Growth & Income Value          $23.58      $ 72.63        $124.31       $265.93
T. Rowe Price Equity Income              $23.58      $ 72.63        $124.31       $265.93
T. Rowe Price International Stock        $27.26      $ 83.64        $142.62       $302.21
Warburg Pincus Small Company Value       $25.16      $ 77.36        $132.19       $281.64
-----------------------------------------------------------------------------------------------

----------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money."

(2) These expenses also apply to a QP IRA with the number 11933I in the lower left corner of the first page of your contract, or those QP IRA contracts issued in Oregon.

(3) These expenses apply only to a QP IRA with the number 92QPI in the lower left corner of the first page of your contract.

IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued, (see note 1 above), and you elect a life annuity payout option, the expenses shown in the above example for "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

--------------------------------------------------------------------------------
                                                                FEE TABLE     27
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EQUI-VEST SERIES 100 CONTRACTS



--------------------------------------------------------------------------------------------------------------------------
            CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS (SEPARATE ACCOUNT A) EXPRESSED AS AN
                                        ANNUAL PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    ALLIANCE BALANCED,
                                                                                              ALLIANCE COMMON STOCK, AND
                                                                                            ALLIANCE MONEY MARKET OPTIONS
--------------------------------------------------------------------------------------------------------------------------
Mortality and expense risk(1)                                                                             0.65%
Other expenses(2)                                                                                         0.84%
                                                                                                          ----
Total Separate Account A annual expenses(3)(4)                                                            1.49%
--------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
--------------------------------------------------------------------------------------------------------------------------
Annual administrative charge(5)                                                                           $30
--------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge(6)                                                                                6%
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                       All other variable
                                                                                       investment options
-----------------------------------------------------------------------------------------------------------------
Mortality and expense risk(1)                                                              0.50%
Other expenses(2)                                                                          0.84%
                                                                                           ----
Total Separate Account A annual expenses(3)(4)                                             1.34%
-----------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value on each contract date anniversary
-----------------------------------------------------------------------------------------------------------------
Annual administrative charge(5)
-----------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value at the time you request certain transactions
-----------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge(6)
-----------------------------------------------------------------------------------------------------------------


THE HUDSON RIVER TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


----------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL
                                              INVESTMENT                                ANNUAL
                                             MANAGEMENT &        OTHER                 EXPENSES
                                            ADVISORY FEES       EXPENSES    (AFTER EXPENSE LIMITATION)(4)(7)
----------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       0.54%             0.02%                 0.56%
Alliance Balanced                               0.41%             0.04%                 0.45%
Alliance Common Stock                           0.36%             0.03%                 0.39%
Alliance Conservative Investors                 0.48%             0.05%                 0.53%
Alliance Equity Index                           0.31%             0.03%                 0.34%
Alliance Global                                 0.64%             0.07%                 0.71%
Alliance Growth & Income                        0.55%             0.03%                 0.58%
Alliance Growth Investors                       0.51%             0.04%                 0.55%
Alliance High Yield                             0.60%             0.03%                 0.63%
Alliance Intermediate Government Securities     0.50%             0.05%                 0.55%
Alliance International                          0.90%             0.16%                 1.06%
Alliance Money Market                           0.35%             0.02%                 0.37%
Alliance Quality Bond                           0.53%             0.04%                 0.57%
Alliance Small Cap Growth                       0.90%             0.06%                 0.96%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
28   FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


------------------------------------------------------------------------
                                        INVESTMENT
                                       MANAGEMENT &
                                       ADVISORY FEES    12B-1 FEE(8)
------------------------------------------------------------------------
MFS Emerging Growth Companies            0.55%           0.25%
MFS Research                             0.55%           0.25%
Merrill Lynch Basic Value Equity         0.55%           0.25%
Merrill Lynch World Strategy             0.70%           0.25%
Morgan Stanley Emerging Markets Equity   1.15%           0.25%
EQ/Putnam Balanced                       0.55%           0.25%
EQ/Putnam Growth & Income Value          0.55%           0.25%
T. Rowe Price Equity Income              0.55%           0.25%
T. Rowe Price International Stock        0.75%           0.25%
Warburg Pincus Small Company Value       0.65%           0.25%
------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                                                      TOTAL
                                         OTHER                        ANNUAL
                                       EXPENSES                      EXPENSES
                               (AFTER EXPENSE LIMITATION)   (AFTER EXPENSE LIMITATION)(9)
-----------------------------------------------------------------------------------------
MFS Emerging Growth Companies            0.05%                        0.85%
MFS Research                             0.05%                        0.85%
Merrill Lynch Basic Value Equity         0.05%                        0.85%
Merrill Lynch World Strategy             0.25%                        1.20%
Morgan Stanley Emerging Markets Equity   0.35%                        1.75%
EQ/Putnam Balanced                       0.10%                        0.90%
EQ/Putnam Growth & Income Value          0.05%                        0.85%
T. Rowe Price Equity Income              0.05%                        0.85%
T. Rowe Price International Stock        0.20%                        1.20%
Warburg Pincus Small Company Value       0.10%                        1.00%
-----------------------------------------------------------------------------------------

----------
(1)   A portion of this charge is for providing the death benefit.

(2) This charge is for financial accounting and other administrative services related to the contract.

(3) Total Separate Account A annual expenses of the variable investment options (not including The Hudson River Trust or EQ Advisors Trust fees and other expenses) are guaranteed not to exceed a total annual rate of 1.49% for the Alliance Balanced, Alliance Common Stock, and Alliance Money Market options and an annual rate of 1.34% for all the other options.

(4) The total Separate Account A annual expenses of the variable investment options and total annual expenses of The Hudson River Trust fees when added together are not permitted to exceed an annual rate of 1.75% for the Alliance Aggressive Stock, Alliance Balanced, Alliance Common Stock, and Alliance Money Market options. Without this expense limitation, the total annual expenses deducted from the variable investment options plus The Hudson River Trust annual expenses for 1998 would have been 1.86% for the Alliance Money Market option; 1.88% for the Alliance Common Stock option; 1.90% for the Alliance Aggressive Stock option; and 1.94% for the Alliance Balanced option.

(5) 2% of your account value if less. Some contracts are exempt from this charge.

(6) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

(7) The fees and expenses for all Portfolios are for the year ended December 31, 1998. The investment management and advisory fee for each Portfolio of The Hudson River Trust may vary from year to year depending upon the average daily net assets of the respective Portfolio. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for The Hudson River Trust. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See the expense limitations discussed in footnote (4).

(8) The Class 1B shares of EQ Advisors Trust are subject to fees imposed under a distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The 12b-1 fee will not be increased for the life of the contracts.

(9) The maximum investment management and advisory fees for each Portfolio of EQ Advisors Trust cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for EQ Advisors Trust. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. However, EQ Financial Consultants, Inc. ("EQF"), EQ Advisors Trust 's manager, has entered into an expense limitation agreement with respect to each Portfolio. Under this agreement EQF has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) are limited for the average daily net assets of each Portfolio as follows: 0.60% for EQ/Putnam Growth & Income Value, MFS Emerging Growth Companies, MFS Research,

--------------------------------------------------------------------------------
                                                                FEE TABLE     29
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    Merrill Lynch Basic Value Equity, and T. Rowe Price Equity Income; 0.65% for EQ/Putnam Balanced; 0.75% for Warburg Pincus Small Company Value; 0.95% for Merrill Lynch World Strategy and T. Rowe Price International Stock; and 1.50% for Morgan Stanley Emerging Markets Equity.

    Absent the expense limitation, "Other Expenses" for 1998 on an annualized basis for each of the Portfolios would have been as follows: 0.24% for MFS Emerging Growth Companies, EQ/Putnam Growth and Income Value, and T. Rowe Price Equity Income; 0.25% for MFS Research; 0.26% for Merrill Lynch Basic Value Equity; 0.66% for Merrill Lynch World Strategy; 1.23% for Morgan Stanley Emerging Markets Equity ; 0.45% for EQ/Putnam Balanced; 0.40% for
    T. Rowe Price International Stock; and 0.27% for Warburg Pincus Small Company Value.

    Each Portfolio may at a later date make a reimbursement to EQF for any of the management fees waived or limited and other expenses assumed and paid by EQF pursuant to the expense limitation agreement provided, that among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio.

--------------------------------------------------------------------------------
30   FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EXAMPLES: EQUI-VEST SERIES 100 CONTRACTS

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a $1,000 contribution is invested in one of the variable investment options listed, and a 5% annual return is earned on the assets in that option. We also assume there is no waiver of the withdrawal charge. (1) We calculate the annual administrative charge by using the total actual annual administrative charges for 1998 under all EQUI-VEST contracts as a percentage of the total assets held under all EQUI-VEST contracts.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


FOR IRA (TRADITIONAL, STANDARD ROTH AND CERTAIN QP IRA(2) CONTRACTS WHERE THE FREE WITHDRAWAL AMOUNT APPLIES AFTER THE THIRD CONTRACT YEAR):



------------------------------------------------------------------------------------------------------
                                                  IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH
                                                                    PERIOD SHOWN,
                                                                THE EXPENSES WOULD BE:
                                                ------------------------------------------------------
                                                 1 YEAR       3 YEARS       5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------------
THE HUDSON RIVER TRUST OPTIONS
------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                        $80.83       $124.44       $163.81      $255.10
Alliance Balanced                                $80.83       $124.44       $163.81      $255.10
Alliance Common Stock                            $80.83       $124.44       $163.81      $255.10
Alliance Conservative Investors                  $82.01       $128.02       $169.86      $267.82
Alliance Equity Index                            $80.14       $122.35       $160.27      $247.62
Alliance Global                                  $83.79       $133.37       $178.87      $286.60
Alliance Growth & Income                         $82.50       $129.51       $172.37      $273.07
Alliance Growth Investors                        $82.21       $128.61       $170.86      $269.92
Alliance High Yield                              $83.00       $130.99       $174.87      $278.29
Alliance Intermediate Government Securities      $82.21       $128.61       $170.86      $269.92
Alliance International                           $87.24       $143.71       $196.19      $322.15
Alliance Money Market                            $80.83       $124.44       $163.81      $255.10
Alliance Quality Bond                            $82.41       $129.21       $171.87      $272.02
Alliance Small Cap Growth                        $86.25       $140.76       $191.27      $312.12
------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST OPTIONS
------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                    $85.17       $137.51       $185.83      $300.97
MFS Research                                     $85.17       $137.51       $185.83      $300.97
Merrill Lynch Basic Value Equity                 $85.17       $137.51       $185.83      $300.97
Merrill Lynch World Strategy                     $88.62       $147.83       $203.05      $336.02
Morgan Stanley Emerging Markets Equity           $94.05       $163.88       $229.58      $388.62
EQ/Putnam Balanced                               $85.66       $138.99       $188.30      $306.06
EQ/Putnam Growth & Income Value                  $85.17       $137.51       $185.83      $300.97
T. Rowe Price Equity Income                      $85.17       $137.51       $185.83      $300.97
T. Rowe Price International Stock                $88.62       $147.83       $203.05      $336.02
Warburg Pincus Small Company Value               $86.65       $141.94       $193.24      $316.15
------------------------------------------------------------------------------------------------------

----------
See footnotes on page 33.

--------------------------------------------------------------------------------
                                                                FEE TABLE     31
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR QP IRA(3) CONTRACTS (WHERE THE FREE WITHDRAWAL AMOUNT APPLIES STARTING IN THE FIRST CONTRACT YEAR):



-------------------------------------------------------------------------------------------------------
                                                   IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH
                                                                     PERIOD SHOWN,
                                                                THE EXPENSES WOULD BE:
                                                -------------------------------------------------------
                                                  1 YEAR       3 YEARS       5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------------
THE HUDSON RIVER TRUST OPTIONS
-------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                         $74.64       $117.86       $163.81      $255.10
Alliance Balanced                                 $74.64       $117.86       $163.81      $255.10
Alliance Common Stock                             $74.64       $117.86       $163.81      $255.10
Alliance Conservative Investors                   $75.83       $121.47       $169.86      $267.82
Alliance Equity Index                             $73.95       $115.76       $160.27      $247.62
Alliance Global                                   $77.62       $126.85       $178.87      $286.60
Alliance Growth & Income                          $76.33       $122.96       $172.37      $273.07
Alliance Growth Investors                         $76.03       $122.07       $170.86      $269.92
Alliance High Yield                               $76.82       $124.46       $174.87      $278.29
Alliance Intermediate Government Securities       $76.03       $122.07       $170.86      $269.92
Alliance International                            $81.09       $137.27       $196.19      $322.15
Alliance Money Market                             $74.64       $117.86       $163.81      $255.10
Alliance Quality Bond                             $76.23       $122.66       $171.87      $272.02
Alliance Small Cap Growth                         $80.10       $134.30       $191.27      $312.12
-------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST OPTIONS
-------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                     $79.01       $131.03       $185.83      $300.97
MFS Research                                      $79.01       $131.03       $185.83      $300.97
Merrill Lynch Basic Value Equity                  $79.01       $131.03       $185.83      $300.97
Merrill Lynch World Strategy                      $82.48       $141.41       $203.05      $336.02
Morgan Stanley Emerging Markets Equity            $87.94       $157.57       $229.58      $388.62
EQ/Putnam Balanced                                $79.51       $132.51       $188.30      $306.06
EQ/Putnam Growth & Income Value                   $79.01       $131.03       $185.83      $300.97
T. Rowe Price Equity Income                       $79.01       $131.03       $185.83      $300.97
T. Rowe Price International Stock                 $82.48       $141.41       $203.05      $336.02
Warburg Pincus Small Company Value                $80.50       $135.49       $193.24      $316.15
-------------------------------------------------------------------------------------------------------

----------
See footnotes on page 33.

--------------------------------------------------------------------------------
32   FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR NQ CONTRACTS:


-------------------------------------------------------------------------------------------------------
                                                   IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH
                                                                     PERIOD SHOWN,
                                                                THE EXPENSES WOULD BE:
                                                -------------------------------------------------------
                                                  1 YEAR       3 YEARS       5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------------------
THE HUDSON RIVER TRUST OPTIONS
-------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                         $74.64       $117.86       $160.90      $218.45
Alliance Balanced                                 $74.64       $117.86       $160.90      $218.45
Alliance Common Stock                             $74.64       $117.86       $160.90      $218.45
Alliance Conservative Investors                   $75.83       $121.47       $167.33      $231.61
Alliance Equity Index                             $73.95       $115.76       $157.13      $210.70
Alliance Global                                   $77.62       $126.85       $176.91      $251.05
Alliance Growth & Income                          $76.33       $122.96       $169.99      $237.05
Alliance Growth Investors                         $76.03       $122.07       $168.39      $233.79
Alliance High Yield                               $76.82       $124.46       $172.66      $242.45
Alliance Intermediate Government Securities       $76.03       $122.07       $168.39      $233.79
Alliance International                            $81.09       $137.27       $195.33      $287.85
Alliance Money Market                             $74.64       $117.86       $160.90      $218.45
Alliance Quality Bond                             $76.23       $122.66       $169.46      $235.96
Alliance Small Cap Growth                         $80.10       $134.30       $190.09      $277.47
-------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST OPTIONS
-------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                     $79.01       $131.03       $184.31      $265.93
MFS Research                                      $79.01       $131.03       $184.31      $265.93
Merrill Lynch Basic Value Equity                  $79.01       $131.03       $184.31      $265.93
Merrill Lynch World Strategy                      $82.48       $141.41       $202.62      $302.21
Morgan Stanley Emerging Markets Equity            $87.94       $157.57       $229.58      $356.67
EQ/Putnam Balanced                                $79.51       $132.51       $186.94      $271.19
EQ/Putnam Growth & Income Value                   $79.01       $131.03       $184.31      $265.93
T. Rowe Price Equity Income                       $79.01       $131.03       $184.31      $265.93
T. Rowe Price International Stock                 $82.48       $141.41       $202.62      $302.21
Warburg Pincus Small Company Value                $80.50       $135.49       $192.19      $281.64
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                FEE TABLE     33
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR ALL SERIES 100 CONTRACTS:


--------------------------------------------------------------------------------------------
                                               IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE
                                                        END OF EACH PERIOD SHOWN,
                                                          THE EXPENSES WOULD BE:
                                              ----------------------------------------------
                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------
THE HUDSON RIVER TRUST OPTIONS
--------------------------------------------------------------------------------------------
Alliance Aggressive Stock                      $18.97    $ 58.68    $100.90    $218.45
Alliance Balanced                              $18.97    $ 58.68    $100.90    $218.45
Alliance Common Stock                          $18.97    $ 58.68    $100.90    $218.45
Alliance Conservative Investors                $20.22    $ 62.50    $107.33    $231.61
Alliance Equity Index                          $18.23    $ 56.45    $ 97.13    $210.70
Alliance Global                                $22.11    $ 68.21    $116.91    $251.05
Alliance Growth & Income                       $20.75    $ 64.09    $109.99    $237.05
Alliance Growth Investors                      $20.43    $ 63.13    $108.39    $233.79
Alliance High Yield                            $21.27    $ 65.67    $112.66    $242.45
Alliance Intermediate Government Securities    $20.43    $ 63.13    $108.39    $233.79
Alliance International                         $25.79    $ 79.25    $135.33    $287.85
Alliance Money Market                          $18.97    $ 58.68    $100.90    $218.45
Alliance Quality Bond                          $20.64    $ 63.77    $109.46    $235.96
Alliance Small Cap Growth                      $24.74    $ 76.10    $130.09    $277.47
--------------------------------------------------------------------------------------------
EQ ADVISORS TRUST OPTIONS
--------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                  $23.58    $ 72.63    $124.31    $265.93
MFS Research                                   $23.58    $ 72.63    $124.31    $265.93
Merrill Lynch Basic Value Equity               $23.58    $ 72.63    $124.31    $265.93
Merrill Lynch World Strategy                   $27.26    $ 83.64    $142.62    $302.21
Morgan Stanley Emerging Markets Equity         $33.03    $100.77    $170.84    $356.67
EQ/Putnam Balanced                             $24.11    $ 74.21    $126.94    $271.19
EQ/Putnam Growth & Income Value                $23.58    $ 72.63    $124.31    $265.93
T. Rowe Price Equity Income                    $23.58    $ 72.63    $124.31    $265.93
T. Rowe Price International Stock              $27.26    $ 83.64    $142.62    $302.21
Warburg Pincus Small Company Value             $25.16    $ 77.36    $132.19    $281.64
--------------------------------------------------------------------------------------------

----------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money."

(2) These expenses also apply to a QP IRA with the number 11933I in the lower left hand corner of the first page of your contract, or those QP IRA contracts issued in Oregon.

(3) These expenses apply only to a QP IRA with the number 92QPI in the lower left corner of the first page of your contract.

IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued, (see Note (1) above), and you elect a life annuity payout option, the expenses shown in the above example for "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

CONDENSED FINANCIAL INFORMATION

Please see Appendix II at the end of this prospectus, for the unit values and number of units outstanding as of the periods shown for each of the variable investment options.

--------------------------------------------------------------------------------
34   CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1
Contract features and benefits
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us we call "contributions." We require a minimum contribution amount for each type and series of contract. The following table summarizes our rules regarding contributions to your contract.



------------------------------------------------------------------------------------------------------------------------------------
 CONTRACT          MINIMUM                             SOURCE OF                               LIMITATIONS ON
 TYPE              CONTRIBUTIONS                       CONTRIBUTIONS                           CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
 NQ               o  $ 1,000 (initial),               o After-tax money.                     Not applicable.
                  o  $ 50 (additional)
                       (all series)                   o Paid to us by check or transfer
                                                        of contract value in a tax
                                                        deferred exchange under
                                                        Section 1035 of the Internal
                                                        Revenue Code.

                                                      o Paid to us by an employer who
                                                        establishes a payroll deduction
                                                        program.
------------------------------------------------------------------------------------------------------------------------------------
 Traditional IRA  o $20 (initial and additional)      o "Regular" IRA contributions.         o Total IRA contributions may not
                    (series 100 and 200)                Paid to us by an employer who          exceed $2,000 each year.
                                                        establishes a payroll deduction
                  o $50 (initial and additional)        program.                             o No additional regular IRA
                    (series 300 and 400)                                                       contributions in the year you
                                                      o Rollovers from a qualified plan.       turn age 70 1/2 and thereafter.

                                                      o Rollovers from a TSA.                o Rollover contributions after age
                                                                                               70 1/2 must be net of required
                                                      o Rollovers from another                 minimum distributions.
                                                        traditional individual retirement
                                                        arrangement.

                                                      o Direct custodian-to-custodian
                                                        transfers from other traditional
                                                        individual retirement arrangements.

                                                      Although we accept rollover and direct transfer contributions under the
                                                      Traditional IRA contracts, we intend that these contracts be used for ongoing regular contributions.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          CONTRACT FEATURES AND BENEFITS      35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 CONTRACT        MINIMUM                          SOURCE OF                               LIMITATIONS ON
 TYPE            CONTRIBUTIONS                    CONTRIBUTIONS                           CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
 Standard Roth  o $20 (initial and additional)   o Regular after-tax contributions.     o Total IRA contributions may not
 IRA and Roth     (series 100 and 200)                                                    exceed $2,000 each year.
 Advantage                                       o Paid to us by an employer who
                                                   establishes a payroll deduction
                o $50 (initial and additional)     program.                             o Contributions are subject to
                  (series 300, 400 and 500)                                               income limits. See "Tax
                                                 o Rollovers from another Standard        information - Contributions to
                                                   Roth IRA or Roth Advantage.            Roth IRAs."

                                                 o Conversion rollovers from a
                                                   Traditional IRA or QP IRA.

                                                 o Direct transfers from another
                                                   Standard Roth IRA or Roth
                                                   Advantage.
------------------------------------------------------------------------------------------------------------------------------------
 QP IRA         o $1,000 (series 100 and 200)    o Rollovers from a qualified plan.     o Rollover contributions after age
                                                                                          70 1/2 must be net of required
                o $2,500 (series 300 and 400)    o Rollovers from a TSA.                  minimum distributions.

                                                                                        o "Regular" after-tax
                                                                                          contributions are not permitted.
------------------------------------------------------------------------------------------------------------------------------------

See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all EQUI-VEST contracts with the same annuitant would then total more than $1,000,000. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
------------------------------------------------------------------------------

For information on when contributions are credited see "Dates and prices at which contract events occur" later in this prospectus.

--------------------------------------------------------------------------------
36   CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 OWNER AND ANNUITANT REQUIREMENTS

 Under NQ contracts, the annuitant can be different than the owner.

 Under any type of the IRA contract, the owner and annuitant must be the same person.

 HOW YOU CAN MAKE YOUR CONTRIBUTIONS

 Except as indicated below, contributions must be by check drawn on a bank in the U.S. clearing through the Federal Reserve System, in U.S. dollars, and made payable to Equitable Life. We do not accept third party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

 You may also make contributions by wire transfer or our automatic investment program. See "Other methods of payment" later in this prospectus.

 Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the Equitable associate submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

 Generally, you may make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.

--------------------------------------------------------------------------------
 Generally our "business day" is any day on which Equitable Life is open and the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

 SECTION 1035 EXCHANGES


 You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.


 WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

 Your investment options are the variable investment options, the guaranteed interest option and the fixed maturity options.


 VARIABLE INVESTMENT OPTIONS

 Your investment results in any one of the 24 variable investment options will depend on the investment performance of the underlying Portfolios. Listed below are the currently available Portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
 You can choose among 24 variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          CONTRACT FEATURES AND BENEFITS      37
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 PORTFOLIOS OF THE HUDSON RIVER TRUST



-----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                     OBJECTIVE                                          ADVISER
-----------------------------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock         Long-term growth of capital                        Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------
 Alliance Balanced                 High return through a combination of current       Alliance Capital Management L.P.
                                   income and capital appreciation
-----------------------------------------------------------------------------------------------------------------------
 Alliance Common Stock             Long-term growth of capital and increasing         Alliance Capital Management L.P.
                                   income
-----------------------------------------------------------------------------------------------------------------------
 Alliance Conservative Investors   High total return without, in the adviser's        Alliance Capital Management L.P.
                                   opinion, undue risk to principal
-----------------------------------------------------------------------------------------------------------------------
 Alliance Equity Index             Total return (before The Hudson River Trust and    Alliance Capital Management L.P.
                                   Separate Account A annual expenses) that
                                   approximates the total return performance of the
                                   Standard & Poor's 500 Composite Stock Price
                                   Index
-----------------------------------------------------------------------------------------------------------------------
 Alliance Global                   Long-term growth of capital                        Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------
 Alliance Growth & Income          High total return through a combination of         Alliance Capital Management L.P.
                                   current income and capital appreciation
-----------------------------------------------------------------------------------------------------------------------
 Alliance Growth Investors         High total return consistent with the adviser's    Alliance Capital Management L.P.
                                   determination of reasonable risk
-----------------------------------------------------------------------------------------------------------------------
 Alliance High Yield               High return by maximizing current income and,      Alliance Capital Management L.P.
                                   to the extent consistent with that objective,
                                   capital appreciation
-----------------------------------------------------------------------------------------------------------------------
 Alliance Intermediate             High current income consistent with relative       Alliance Capital Management L.P.
 Government Securities             stability of principal
-----------------------------------------------------------------------------------------------------------------------
 Alliance International            Long-term growth of capital                        Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------
 Alliance Money Market             High level of current income while preserving      Alliance Capital Management L.P.
                                   assets and maintaining liquidity
-----------------------------------------------------------------------------------------------------------------------
 Alliance Small Cap Growth         Long-term growth of capital                        Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------
 Alliance Quality Bond             High current income consistent with preservation   Alliance Capital Management L.P.
                                   of capital
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
38   CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

PORTFOLIOS OF EQ ADVISORS TRUST



-------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                        OBJECTIVE                                         ADVISER
-------------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth                  Long-term growth of capital                       Massachusetts Financial Services
 Companies                                                                              Company
-------------------------------------------------------------------------------------------------------------------------------
 MFS Research                         Long-term growth of capital and future income     Massachusetts Financial Services
                                                                                        Company
-------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch Basic Value Equity     Capital appreciation and, secondarily, income     Merrill Lynch Asset Management, L.P.
-------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch World Strategy         High total investment return                      Merrill Lynch Asset Management, L.P.
-------------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Emerging              Long-term capital appreciation                    Morgan Stanley Asset Management
 Markets Equity
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Balanced                   Balanced investment                               Putnam Investment Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth & Income            Capital growth, current income is a secondary     Putnam Investment Management, Inc.
 Value                                objective
-------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Income          Substantial dividend income and also capital      T. Rowe Price Associates, Inc.
                                      appreciation
-------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price International          Long-term growth capital                          Rowe Price-Fleming International, Inc.
 Stock
-------------------------------------------------------------------------------------------------------------------------------
 Warburg Pincus Small Company         Long-term capital appreciation                    Warburg Pincus Asset Management, Inc.
 Value
-------------------------------------------------------------------------------------------------------------------------------

Other important information about the Portfolios is included in the separate prospectuses for The Hudson River Trust and EQ Advisors Trust attached at the end of this prospectus. See "Proposed substitution of Portfolios" under "More information" for information regarding the proposed substitution of newly created Portfolios of EQ Advisors Trust for the Portfolios of The Hudson River Trust currently available under the variable investment options.

 GUARANTEED INTEREST OPTION

 The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information."

 We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period, depending on when the allocation is made.

 Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

 We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

 (1) the minimum interest rate guaranteed over the life of the contract,

--------------------------------------------------------------------------------
                                          CONTRACT FEATURES AND BENEFITS      39
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 (2) the yearly guaranteed interest rate for the calendar year, and

 (3) the current interest rate.

 We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.

 The yearly guaranteed interest rate is 4% for 1999 and 4% for the year 2000. The yearly rates we set will never be less than the minimum guaranteed interest rate of 3% for the life of the contract. A 4% minimum may apply under some contracts. Current interest rates will never be less than the yearly guaranteed interest rate.

 For series 500 contracts, however, the guaranteed interest rate, generally will be 0.10% lower than the rates we set for the other contract series.


 FIXED MATURITY OPTIONS
 (series 400 and 500 contracts only)

 We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland. For contracts issued in New York see "Charges and expenses" for information on withdrawal charges when amounts are allocated to the fixed maturity options.

--------------------------------------------------------------------------------
 Fixed maturity options ranging from one to ten years to maturity.
--------------------------------------------------------------------------------

 The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a market value adjustment that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We discuss the market value adjustment below and in greater detail later in this prospectus under "More information."

 On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. It will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

 FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on June 15th for each of the maturity years 2000 through 2009. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 are available at any time.

 We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

 o you previously allocated a contribution or made a transfer to the same fixed maturity option; or

 o the fixed maturity option's maturity date is within the current calendar year; or

 o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

 OPTIONS AT MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following options take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

--------------------------------------------------------------------------------
40   CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 (a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

 (b) withdraw the maturity value (there may be a withdrawal charge).

 If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the Alliance Money Market option, or another investment option if we are required to do so by any state regulation. Such a case is the State of New York where a different rule applies. See "Series 400 and 500 contracts issued in New York - fixed maturity options."


 MARKET VALUE ADJUSTMENT.

 If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

 (a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

 (b) the length of time remaining until the maturity date.

 In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.


 We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, under "More information" later in this prospectus. Appendix III of this prospectus provides an example of how the market value adjustment is calculated.


 SELECTING YOUR INVESTMENT METHOD

 You can choose either of the following two methods for selecting your investment options:

o MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method you may allocate contributions to any of the available investment options listed in A and B in the chart on the next page. You can make transfers whenever you choose. However, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

o MAXIMUM TRANSFER FLEXIBILITY. Under this method you may allocate contributions to any of the investment options listed in A in the chart on the next page and no transfer restrictions will apply.

--------------------------------------------------------------------------------
                                               CONTRACT FEATURES AND BENEFIT  41
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                INVESTMENT OPTIONS
--------------------------------------------------------------------------------
                                        A
--------------------------------------------------------------------------------
 o Guaranteed Interest Option
--------------------------------------------------------------------------------
 DOMESTIC EQUITY                                     INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
 o Alliance Common Stock                           o Alliance Global

 o Alliance Equity Index                           o Alliance International

 o Alliance Growth & Income                        o Morgan Stanley Emerging
                                                     Markets Equity
 o MFS Research
                                                   o T. Rowe Price International
 o Merrill Lynch Basic Value                         Stock
   Equity

 o EQ/Putnam Growth & Income
   Value

 o T. Rowe Price Equity Income
--------------------------------------------------------------------------------
 ASSET ALLOCATION                                    AGGRESSIVE EQUITY
--------------------------------------------------------------------------------
 o Alliance Balanced                               o Alliance Aggressive Stock

 o Alliance Growth Investors                       o Alliance Small Cap Growth

 o Merrill Lynch World Strategy                    o MFS Emerging Growth
                                                     Companies
 o EQ/Putnam Balanced
                                                   o Warburg Pincus Small
                                                     Company Value
--------------------------------------------------------------------------------
                                        B
--------------------------------------------------------------------------------
 AGGRESSIVE FIXED INCOME
--------------------------------------------------------------------------------
 o Alliance High Yield
--------------------------------------------------------------------------------
 DOMESTIC FIXED INCOME                                ASSET ALLOCATION
--------------------------------------------------------------------------------
 o Alliance Intermediate                            o Alliance Conservative
   Government Securities                              Investors

 o Alliance Money Market

 o Alliance Quality Bond
--------------------------------------------------------------------------------
 FIXED MATURITY OPTIONS
--------------------------------------------------------------------------------
 The fixed maturity options are only available under series 400 and
 500 contracts.
 Transfer restrictions apply as indicated above under "Fixed maturity options and maturity dates."
--------------------------------------------------------------------------------

 ALLOCATING YOUR CONTRIBUTIONS

 Once you have made your investment method choice, you may allocate your contributions among only the investment options that you have chosen. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. After your contract is issued, you may request that we add or eliminate any variable investment options that result in transfer restrictions. We reserve the right to deny your request. See "Transferring your money among investment options."

 YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

 If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our Processing Office within 10 days after you receive it. In some states, this "free look" period may be longer.

 For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss which also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contributions but will not include interest. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to the fixed maturity options reflecting any positive or negative market value adjustments. However, some states require that we refund the full amount of your contribution (not including any investment gain or loss, interest, or market value adjustment). For IRA contracts returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

 We may require that you wait six months before you apply for a contract with us again if:

o you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

 Please see "Tax information" for possible consequences of cancelling your contract.

 If you fully or partially convert an existing Traditional IRA contract to a Standard Roth IRA or Roth Advantage contract, you may cancel your Standard Roth IRA or Roth Advantage contract and return to a Traditional IRA contract. Our Processing Office, or your Equitable associate, can provide you with the cancellation instructions. Ask for the form entitled "EQUI-VEST Roth IRA Re-Characterization Form."

--------------------------------------------------------------------------------
42   DETERMINING YOUR CONTRACT'S VALUE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
2
Determining your contract's value
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 YOUR ACCOUNT VALUE

 Your "account value" is the total of the values you have allocated to the (i) variable investment options, (ii) guaranteed interest option, and (iii) fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses."

 Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less any withdrawal charge that may apply, and less the total amount or a pro rata portion of the annual administrative change. Please see "Surrendering your contract to receive its cash value" below.


 YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

 Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract. Your value will also be reduced by the dollar amount of any withdrawals that you make.

--------------------------------------------------------------------------------
 Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

 The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless you make additional contributions, make a withdrawal, or transfer amounts among investment options. In addition, when we deduct the withdrawal charge, the annual administrative charge, or third party transfer or exchange charge, the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.


 YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

 Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.


 YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

 Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.

--------------------------------------------------------------------------------
                          TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS    43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
3
Transferring your money among investment options
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 TRANSFERRING YOUR ACCOUNT VALUE

 At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

 o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

 o You may not transfer to a fixed maturity option in which you already have value.

 o You may not transfer to a fixed maturity option if its maturity date is later than the date annuity payments are to begin.

 o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

 o If you choose the maximum investment options choice method for selecting investment options, the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is
    (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior contract year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior contract year.

 If you transfer money from another financial institution into the guaranteed interest option during your first contract year, and if you have selected maximum investment options choice, you may, during the balance of that contract year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.

 See Appendix I for transfer restrictions under original contracts.

 Subject to the terms of your contract, upon advance notice, we may change or establish additional restrictions on transfers among the investment options. A transfer request does not change your percentages for allocating current or future contributions among the investment options.

 You may request a transfer in writing or by telephone using TOPS. You must send in all signed written requests directly to our Processing Office. Transfer requests should specify:

 (1) the contract number,

 (2) the dollar amounts to be transferred, and

 (3) the investment options to and from which you are transferring.

     We will confirm all transfers in writing.


 AUTOMATIC TRANSFER OPTIONS INVESTMENT SIMPLIFIER

 You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both.

 FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

 See Appendix I for transfer restrictions under original contracts.

 In order to elect the fixed-dollar option you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our Processing Office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above.

 The fixed-dollar option is a form of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units

--------------------------------------------------------------------------------
44     TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

 INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

 WHEN YOUR PARTICIPATION IN AN AUTOMATIC TRANSFER
 OPTION WILL END. Your participation in an automatic transfer option will end:

 o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

 o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

 o Under either option, on the date we receive at our Processing Office, your written request to cancel automatic transfers, or on the date your contract terminates.


 REBALANCING YOUR ACCOUNT VALUE

 We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

 (a) the percentage you want invested in each variable investment option (whole percentages only), and

 (b) how often you want the rebalancing to occur (quarterly, semiannually or annually).

 While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. You may not rebalance only a portion of your account value in the variable investment options.

--------------------------------------------------------------------------------
 Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your Equitable associate and/or financial adviser before electing the program.
--------------------------------------------------------------------------------

 You may elect the rebalancing program at any time. To be eligible, you must have at least $5,000 of account value in the variable investment options. Rebalancing is not available for amounts you have allocated in the guaranteed interest option or in the fixed maturity options.

 You may change your allocation instructions or cancel the program at any time.

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                                                   ACCESSING YOUR MONEY       45
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Accessing your money
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 WITHDRAWING YOUR ACCOUNT VALUE

 You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information."


--------------------------------------------------------------------
                                   METHOD OF WITHDRAWAL
--------------------------------------------------------------------
                                                           MINIMUM
 CONTRACT                 LUMP SUM       SYSTEMATIC     DISTRIBUTION
--------------------------------------------------------------------
 NQ                         Yes             Yes              No
 Traditional IRA            Yes             Yes             Yes
 QP IRA                     Yes             Yes             Yes
 Standard Roth IRA          Yes             Yes              No
 Roth Advantage             Yes             Yes              No
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 LUMP SUM WITHDRAWALS

 You may take lump sum withdrawals from your account value at any time while the annuitant is living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your contract and pay you its cash value.


 Lump sum withdrawals in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.


 SYSTEMATIC WITHDRAWALS

 If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option you may elect systematic withdrawals. You may elect to have your systematic withdrawals made on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $300. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking account.

 You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option you do not have to maintain a minimum amount. You may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

 (1) pro rata from more than one variable investment option (without using up your total value in those options); or

 (2) pro rata from more than one variable investment option (until your value in those options is used up); or

 (3) you may specify a dollar amount from only one variable investment option.

 You can cancel the systematic withdrawal option at any time.

 Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.


 MINIMUM DISTRIBUTION WITHDRAWALS
 (Traditional IRA contracts - See "Tax information")

 We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2 and have account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. You elect the method you want us to use to calculate your minimum distribution withdrawal from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

 Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up

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46     ACCESSING YOUR MONEY
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 required amounts from the fixed maturity options to the extent you have value in those options. A market value adjustment may apply. We will calculate your payment each year based on your account value at the end of each calendar year, based on the method you choose.

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 For Traditional IRA retirement benefits subject to minimum distribution requirements, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not begun your annuity payments before that time).
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 AUTOMATIC NQ DEPOSIT SERVICE


 If you are receiving required minimum distribution payments from a Traditional IRA or QP IRA contract you may use our automatic NQ deposit service.

 Under this service we will automatically deposit the required minimum distribution payment from your Traditional IRA or QP IRA contract directly into an existing EQUI-VEST NQ contract according to your allocation instructions.


 DEPOSIT OPTION FOR NQ CONTRACTS ONLY

 You can elect the deposit option for your benefit while you live, or for the benefit of your beneficiary.

 Proceeds from your NQ contract can be deposited with us for a period you select (including one for as long as the annuitant lives). We will hold the amounts in our general account. We will credit interest on the amounts at a guaranteed rate for the specified period. We will pay out the interest on the amount deposited at least once each year.

 If you elect this option for your benefit, you deposit the amount with us that you would otherwise apply to an annuity payout option. If you elect this option for your beneficiary before the annuitant's death, death benefit proceeds can be left on deposit with us subject to certain restrictions, instead of being paid out to the beneficiary.

 Other restrictions apply to the deposit option. Your Equitable associate can provide more information about this option, or you may call our Processing Office.

 SURRENDER OF YOUR CONTRACT TO RECEIVE ITS CASH VALUE

 You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our Processing Office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

 You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Choosing your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments," below. For the tax consequences of surrenders, see "Tax information."


 WHEN WE MAY TERMINATE YOUR CONTRACT

 We may terminate your contract and pay you the cash value if:

 (1) your account value is less than $500 and you have not made contributions to your contract for a period of three years; or

 (2) you request a lump sum withdrawal that reduces your account value to an amount less than $500; or

 (3) you have not made any contributions within 120 days from your contract date.


 WHEN TO EXPECT PAYMENTS

 Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

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                                                   ACCESSING YOUR MONEY       47
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 (1) the New York Stock Exchange is closed or restricts trading,

 (2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

 (3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

 We can defer payment of any portion of your values in the guaranteed interest option and the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

 All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


 CHOOSING YOUR ANNUITY PAYOUT OPTIONS

 The EQUI-VEST contract offers you several choices for receiving retirement income. Each choice enables you to receive fixed or, in some cases, variable annuity payments.

 You can choose from among the different forms of annuity payout options listed below. Restrictions apply, depending on the type of contract you own.


 ANNUITY PAYOUT OPTIONS

 You can choose from among the following annuity payout options:

 o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

 o Life annuity - period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. Under IRAs, the period certain cannot exceed your life expectancy or the joint life expectancy of you and your spouse.

 o Life annuity - refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

 o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

 All of the above payout options are available as fixed annuities. With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.

 The life annuity, life annuity - period certain, and life annuity - refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. Generally, under IRA contracts, unless you elect otherwise with the written consent of your spouse, this will be the normal form of annuity payment if you are married.

 The following annuity payout options are available as variable annuities:

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48     ACCESSING YOUR MONEY
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 o  Life annuity (except in New York).

 o  Life annuity - period certain.

 o  Joint and survivor life annuity (100% to survivor).

 o  Joint and survivor life period certain annuity (100% to survivor).

 Variable annuities may be funded through your choice of variable investment options investing in Portfolios of The Hudson River Trust. The contract also offers a fixed income annuity option which can be elected in combination with the variable income annuity options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate. Please see "Annuity unit values" in the SAI.

 We also make the variable annuity payout options available to owners of our single premium deferred annuity ("SPDA") contract and certain other combination fixed and variable annuity contracts. Such contractholders who are considering purchasing a variable payout option should also review the information in this prospectus relating to the variable investment options. The Hudson River Trust prospectus (directly following this prospectus), and the sections of the SAI which discuss the variable annuity payout option should also be reviewed.

 We may offer other payout options not outlined here. Your Equitable associate can provide details.


 SELECTING AN ANNUITY PAYOUT OPTION

 When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years or, for IRA contracts, a joint and survivor life annuity if you are married. We require you to return your contract before annuity payments begin.

 You can choose the date annuity payments are to begin. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 85th birthday. This may be different in some states.

 Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made, other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.

 The amount of the annuity payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and whether it is fixed or variable, and, in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages) and in certain instances, the sex of the annuitant(s). In no event will you ever receive less than the minimum amounts guaranteed by the contract.

 If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

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                                                   CHARGES AND EXPENSES       49
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Charges and expenses
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 CHARGES THAT EQUITABLE LIFE DEDUCTS

 We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit value of each variable investment option:

 o  A mortality and expense risks charge.

 o  An expense charge.

 We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

 o  An annual administrative charge.

 o  Third party transfer or exchange fee (series 300, 400 and 500 only).

 o At the time you make certain withdrawals or surrender your contract, or your contract is terminated - a withdrawal charge.

 o At the time annuity payments are to begin - charges for state premium and other applicable taxes. An annuity administrative fee may also apply.

 More information about these charges appears below.
 The charges differ depending on which contract series you purchase.


 CHARGES UNDER SERIES 300, 400 AND 500 CONTRACTS


 MORTALITY AND EXPENSE RISKS CHARGE

 We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit. The daily charge is equivalent to an annual rate of:

 o 1.10% of net assets in each variable investment option under series 300 and 400 contracts.

 o 1.20% of the net assets in each variable investment option for series 500 contracts.

 The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. In addition, we waive any withdrawal charge upon payment of a death benefit.

 The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

 To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.


 CHARGE FOR OTHER EXPENSES

 We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to a maximum annual rate of 0.25% of net assets in each variable investment option. Currently, the charge we deduct for variable investment options other than the Alliance Money Market, Alliance Common Stock and Alliance Balanced options, is 0.24% of net assets. We may, upon advance notice to you, increase the charge to 0.25% of net assets for all variable investment options.

 SERIES 500 - MAXIMUM TOTAL CHARGES. Under series 500 contracts, the total annual rate for the above charges is 1.45%. We may increase or decrease this total annual rate, but we may not increase it above a maximum rate of 2.00%. We will only make any increase after we have sent you advance notice. Any increase or decrease will apply only

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50   CHARGES AND EXPENSES
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 to contributions you may make after the date of the change. Any changes we make will reflect differences in costs and anticipated expenses, and will not be unfairly discriminatory.


 ANNUAL ADMINISTRATIVE CHARGE

 We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. During the first two contract years, the charge is equal to $30 or, if less, 2% of your current account value. The charge is $30 for contract years three and later for series 300, 400 and 500 contracts.

 The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options unless you tell us othewise.

 We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually for series 400 and 500 contracts. We also may waive the administrative charge for IRA and NQ contracts having an account value of a specified amount on the last business day of each contract year - currently $25,000 for NQ contracts and $20,000 for IRA contracts. We reserve the right to deduct this charge on a quarterly, rather than annual basis.


 CHARGE FOR THIRD PARTY TRANSFER OR EXCHANGE

 We impose a charge for making a direct transfer of amounts from your contract to a third party, or if you request that your contract be exchanged for a contract issued by another insurance company. In either case, we will deduct from your account value any withdrawal charge that applies and (except for series 300 contracts in Florida) a charge of $25 for each direct transfer or exchange. We reserve the right to increase this charge to a maximum of $65.

 WITHDRAWAL CHARGE

 A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.

 In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay a withdrawal charge is also subject to a withdrawal charge. We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options.

 The amount of the withdrawal charge we deduct is equal to 6% of contributions withdrawn that were made in the current and five prior contract years. In the case of surrenders, we will pay you the greater of (i) the account value after any withdrawal charge has been imposed (cash value), or (ii) the free withdrawal amount plus 94% of the remaining account value.

 For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, the federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information."

 For series 300 and 400 contracts, we reserve the right to change the amount of the withdrawal charge, but it will not exceed 6% of the contributions withdrawn.

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                                                   CHARGES AND EXPENSES       51
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 For series 500 contracts, we reserve the right to change the amount of the withdrawal charge, but it will not exceed 8% of the contributions withdrawn.

 Any change would not be unfairly discriminatory. We may also reduce the withdrawal charge in order to comply with any state law requirement. See "Contracts issued in New York - fixed maturity options" below.

 The withdrawal charge does not apply in the circumstances described below.

 10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

 DEATH OR PURCHASE OF ANNUITY. The withdrawal charge does not apply:

 o  If the annuitant dies and a death benefit is payable to the beneficiary.

 o If we receive a properly completed election form providing for the account value to be used to buy a life contingent annuity or a non-life annuity with a period certain for a term of at least ten years.

 DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO
 NURSING HOME. The withdrawal charge also does not apply:

 o If the annuitant has qualified to receive social security disability benefits as certified by the Social Security Administration; or

 o If we receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

 o If the annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

    - its main function is to provide skilled, intermediate, or custodial nursing care;

    - it provides continuous room and board to three or more persons;

    - it is supervised by a registered nurse or licensed practical nurse;

    - it keeps daily medical records of each patient;

    - it controls and records all medications dispensed; and

    - its primary service is other than to provide housing for residents.

 We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the disability is caused by a preexisting condition or a condition that began within 12 months of the contract date. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your Equitable associate can provide more information or you may contact our Processing Office.

 For Traditional IRA, QP IRA, and Standard Roth IRA contracts the withdrawal charge also does not apply:

 o  after six contract years and the annuitant is at least age 59 1/2; or

 o if you request a refund of a contribution in excess of amounts allowed to be contributed under the federal income tax rules within one month of the date on which you made the contribution.

 For Roth Advantage contracts the withdrawal charge also does not apply:

 o  after five contract years and the annuitant is at least age 59 1/2; or

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 o if you withdraw an amount which is less than or equal to 25% of the account value at the time the withdrawal is requested, minus any amount previously withdrawn during that contract year, and you use the withdrawal to pay specified higher education expenses as defined in the federal income tax rules. We must receive evidence satisfactory to us that such withdrawal is in fact for such purpose; or

 o after five contract years and the withdrawal is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit). We must receive evidence satisfactory to us that such withdrawal is in fact for such purpose; or

 o if you request a refund of a contribution in excess of amounts allowed to be contributed under federal income tax rules within one month of the date on which you made the contribution.


 SERIES 400 AND 500 CONTRACTS ISSUED IN NEW YORK -
 FIXED MATURITY OPTIONS

 For contracts issued in New York, the withdrawal charge that applies to withdrawals taken from amounts in the fixed maturity options will never exceed 6%.

 The withdrawal charge will be the greater of the charge determined by applying the New York Declining Scale ("declining scale") and the New York Alternative Scale ("alternative scale") method of accessing withdrawal charges, not to exceed 6%. If you withdraw amounts that have been transferred from one fixed maturity option to another, we use the alternative scale if it produces a higher charge than the declining scale.


------------------------------------------------------------
    DECLINING SCALE              ALTERNATIVE SCALE
------------------------------------------------------------
  Year of in vestment in         Year of transfer within
  fixed maturity option*        fixed maturity option*
------------------------------------------------------------
  Within year 1     6%          Within year 1        5%
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        2           6%                2              4%
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        3           5%                3              3%
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        4           4%                4              2%
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        5           3%                5              1%
------------------------------------------------------------
        6           2%          After year 5         0%
------------------------------------------------------------
   After year 6     0%     Not to exceed 1%
                           times the number of
                           years remaining in the
                           fixed maturity option,
                           rounded to the higher
                           number of years. In
                           other words, if 4.3
                           years remain, it would
                           be a 5% charge.
------------------------------------------------------------

 * Measured from the contract date anniversary prior to the date of the contribution or transfer.


 In the following example we compare the withdrawal charge that would apply to a withdrawal from a series 400 NQ, Traditional IRA or QP IRA contract that has an account value of $10,000; $8,000 from a contribution made three years ago and $2,000 from positive investment performance.

 o If you were to withdraw the total amount of the contribution within the first six years after it was made the series 400 withdrawal charge that generally applies would be $480 (6% of $8,000). However, if when you made your contribution you allocated it to a fixed maturity option, the withdrawal charge would be lower. According to the declining scale method described above, the withdrawal charge would be limited to 5% of the $8,000, or $400 in the third year.

 o The withdrawal charge may be different if when you made your contribution three years ago, you allocated it to a fixed maturity option and then in the third year, you transfer the amounts that apply to such contribution to a new fixed maturity option. In this example we assume that there is one year remaining in the new fixed maturity option. Because you made a transfer among the fixed maturity options, the alternative scale may now apply. Based on this alternative scale, a contribution that is

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                                                   CHARGES AND EXPENSES       53
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    transferred will be subject to a 5% withdrawal charge if you withdraw that contribution in the same year that you make the transfer. However, the withdrawal charge may not exceed 1% for each year remaining in the new fixed maturity option. Since, in this example, the time remaining in the new fixed maturity option is one year, the withdrawal charge under the alternative scale would be limited to 1%. Because New York regulations permit us to use the greater of the declining scale or the alternative scale, the withdrawal charge would be 5%, or $400, based on the declining scale.

 o The withdrawal charge may not exceed the charge that would normally apply under the contract. Use of a New York scale can only result in a lower charge. If your contribution has been in the contract for more than six years and therefore would not have a withdrawal charge associated with it, no withdrawal charge would apply.

 o If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.

 o As of any date on which 50% or more of your account value is held in fixed maturity options, the free withdrawal amount is zero.

 For contracts issued in New York, you should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option scheduled to mature next. If we are not offering other fixed maturity options, we will transfer your maturity value to the Alliance Money Market option.

 The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower free withdrawal amount than those that would normally apply, should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.

 We will deduct the annual administrative charge and the withdrawal charge from the variable investment options and the guaranteed interest option as discussed above. If the amounts in those options are insufficient to cover the charges, we reserve the right to deduct the charges from the fixed maturity options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.


 CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

 We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

 We reserve the right to deduct any applicable charges for taxes such as premium taxes from each contribution, or from withdrawals, or for surrender and termination of your contract. If we have deducted any applicable charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax charge is later imposed upon us when you make a withdrawal, or surrender your contract, or it is terminated, or you elect to begin receiving annuity payments, we reserve the right to deduct a charge at that time.


 ANNUITY ADMINISTRATIVE FEE

 We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.


 CHARGES UNDER SERIES 100 AND 200 CONTRACTS


 MORTALITY AND EXPENSE RISKS CHARGE

 We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the minimum death benefit. The daily charge is a percentage of the net assets in each of the variable investment options. Under series 100 contracts the

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 percentage is equivalent to an annual rate that will not exceed 0.65%, and 1.15% under series 200 contracts for the Alliance Money Market, Alliance Balanced and Alliance Common Stock options. The daily charge for all other variable investment options is equivalent to an annual rate not to exceed 0.50% under series 100 contracts and 1.09% under series 200 contracts.

 The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. In addition, we waive any withdrawal charge upon payment of a death benefit.

 The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

 To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the contracts.


 CHARGE FOR OTHER EXPENSES

 We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to a maximum annual rate of 0.84% of net assets in each variable investment option under series 100 contracts. 0.60% of this charge is designed to reimburse us for research and development costs and for administrative expenses that are not covered by the annual administrative charge described below. The remaining 0.24% is to reimburse us for the cost of financial accounting services we provide under the contracts. Under series 200 contracts, the charge for expenses and financial accounting is 0.25% of the net asset value in each variable investment option.

 LIMITATION ON CHARGES. For the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock options, the combined amount of the variable investment option charges and The Hudson River Trust charges for investment advisory fees and direct operating expenses may not exceed a total annual rate of 1.75% of the value of the assets held in those variable investment options.


 ANNUAL ADMINISTRATIVE CHARGE

 We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. The charge is equal to $30 or, if less, 2% of the current account value.

 The charge is deducted pro rata from each investment option in which you have account value.

 TRADITIONAL IRA, QP IRA, AND ROTH IRA. At the end of any contract year that your account value is at least $10,000, we will waive the annual administrative charge.


 WITHDRAWAL CHARGE

 FOR NQ CONTRACTS. A withdrawal charge may apply in three circumstances: (1) if you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.

 In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay a withdrawal charge is also subject to a withdrawal charge.

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                                                   CHARGES AND EXPENSES       55
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 The amount of the withdrawal and the applicable withdrawal charge are deducted pro rata from your account value.

 The amount of the withdrawal charge we deduct is equal to 6% of contributions withdrawn that were made in the current and five prior contract years. In the case of surrenders or terminations, we will pay you the greater of (i) the account value after any withdrawal charge has been imposed (cash value), or
 (ii) the free withdrawal amount plus 94% of the remaining account value. If the annuitant is age 59 or older when the contract is issued, this percentage will be 95% in the fifth contract year and 96% in the sixth contract year. There is a reduction in the withdrawal charge for older annuitants in the fifth and sixth contract year.

 For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, the federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information."

 The withdrawal charge does not apply in the circumstances described below.

 10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

 For NQ contracts the withdrawal charge does not apply if:

 o  the annuitant dies and a death benefit is payable to the beneficiary; or

 o we receive a properly completed election form providing for the account value to be used to buy a life annuity payout option.

 TRADITIONAL IRA, QP IRA, AND STANDARD ROTH IRA.

 The withdrawal charge equals a percentage of the amount withdrawn. The percentage that applies depends on the contract year in which the withdrawal is made, according to the following table:


---------------------------------------------------
         CONTRACT
         YEAR(S)                 CHARGE
---------------------------------------------------
       1 through 5                6%*
       6 through 8                 5
            9                      4
            10                     3
            11                     2
            12                     1
       13 and later                0
---------------------------------------------------

 * This percentage may be reduced at older ages for certain contract series. Your Equitable associate can provide further details about the contract series you own.


 The total of all withdrawal charges assessed will not exceed 8% of all contributions made during the current contract year and the nine contract years before the withdrawal is made.

                        ---------------------------------

 We reserve the right to reduce or waive the withdrawal charge including transfers to a Traditional IRA, QP IRA, and, Standard Roth IRA from another EQUI-VEST contract. Any such charge will not be unfairly discriminatory. The withdrawal charge may be reduced in order to comply with any state law requirement.

 The withdrawal charge does not apply in the circumstances described below.

 10% FREE WITHDRAWAL AMOUNT FOR A TRADITIONAL IRA, QP IRA, STANDARD ROTH IRA. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

 For existing contract owners, if you have QP IRA contract number 11933I, the free withdrawal amount became available after the third contract year. If you have QP IRA

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56   CHARGES AND EXPENSES
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 contract number 92QPI, the free withdrawal amount was available in the first contract year.

 No withdrawal charge applies:

 o  after five contract years and the annuitant is at least age 59 1/2; or

 o if you request a refund of an excess contribution within one month of the date on which the contribution is made; or

 o the annuitant dies and the death benefit is made available to the beneficiary; or

 o after five contract years and the annuitant is at least age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond the annuitant's age 59 1/2 and allows no prepayment; or

 o after three contract years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years and allows no prepayment; or

 o if the amount withdrawn is applied to the election of a life contingent annuity payout option.


 CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE
 TAXES

 We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

 We reserve the right to deduct any applicable charges for taxes such as premium taxes from each contribution, or from withdrawals, or for surrender and termination of your contract. If we have deducted any applicable charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax charge is later imposed upon us when you make a withdrawal, or surrender your contract, or it is terminated, or you elect to begin receiving annuity payments, we reserve the right to deduct a charge at that time.

 ANNUITY ADMINISTRATIVE FEE

 We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.


 CHARGES THAT THE TRUSTS DEDUCT

 The Hudson River Trust and EQ Advisors Trust each deducts charges for the following types of fees and expenses:

 o  Investment advisory fees ranging from 0.31% to 1.15%.

 o  12b-1 fees of 0.25% applicable to Class 1B shares of EQ Advisors Trust.

 o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

 o  Investment-related expenses, such as brokerage commissions.

 These charges are reflected in the daily share price of each Portfolio. Since shares of each trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for The Hudson River Trust and EQ Advisors Trust following this prospectus.


 GROUP OR SPONSORED ARRANGEMENTS

 For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Traditional IRA, Standard Roth IRA, and Roth Advantage contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

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 Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

 We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

 We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation in the withdrawal charge will reflect differences in costs or services and will not be unfairly discriminatory.

 Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


 OTHER DISTRIBUTION ARRANGEMENTS

 We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.

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Payment of death benefit
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 YOUR BENEFICIARY AND PAYMENT OF BENEFIT

 You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time by writing to our Processing Office.

 The death benefit is equal to your account value, or, if greater, the "minimum death benefit." The minimum death benefit is equal to your total contributions, less withdrawals (less any taxes that apply). We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment.

 On the date we determine the death benefit, your account value will be deducted from the investment options. We will hold this amount in our general account and credit it with interest at a rate not less than the rate required by law. If you have transferred the value of another annuity contract that we issue to your EQUI-VEST contract, the value of the other contract's minimum death benefit calculated as of the time of the transfer will be included in the total contributions for the purpose of calculating the minimum death benefit.


 EFFECT OF THE ANNUITANT'S DEATH

 If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

 Generally, the death of the annuitant terminates the contract. However, a beneficiary who is the surviving spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. If you do not want the person named to receive the death benefit upon the annuitant's death to be the successor owner, you should name a successor owner.

 For Traditional IRA and QP IRA contracts, a beneficiary who is not a surviving spouse may be able to have limited ownership.

 Only a spouse can be a successor owner/annuitant. Under Traditional IRA, QP IRA, Standard Roth IRA and Roth Advantage, only a beneficiary who is the surviving spouse can be treated as the successor owner/annuitant.

 WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

 Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the person named to receive the death benefit upon the annuitant's death to be the successor owner, you should name a specific successor owner. You may name a different person that will become the successor owner at any time by sending satisfactory notice to our Processing Office. This person will be considered the "beneficiary" for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

 Under NQ contracts when the owner dies the person designated as successor owner becomes the new owner.

 Unless the surviving spouse of the owner who has died is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

 o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death.

 o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death.

 o If the surviving spouse is the successor owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

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 HOW DEATH BENEFIT PAYMENT IS MADE

 We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Choosing your annuity payout options" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

 Single sum payments generally are paid through the Equitable Life Access Account(TM), an interest bearing checking account. Beneficiaries have immediate access to the proceeds by writing a check on the account. We pay interest from the date the single sum is deposited into the Access Account until the account is closed.


 SUCCESSOR OWNER AND ANNUITANT

 SERIES 300 AND 400 CONTRACTS ONLY. If you are both the contract owner and the annuitant, your surviving spouse can automatically become both the successor annuitant and contract owner if you elect to have your spouse be the sole primary beneficiary, as well as the successor annuitant and contract owner. In such a case, no death benefit is payable until your surviving spouse's death.

 SERIES 400 TRADITIONAL IRA AND QP IRA CONTRACTS. If your spouse is the sole primary beneficiary, then upon your death, your spouse may elect to receive the death benefit or continue the contract as the successor annuitant and contract owner.


 BENEFICIARY CONTINUATION OPTION UNDER SERIES 400 TRADITIONAL IRA AND QP IRA CONTRACTS

 Upon your death, a non-spouse beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of the death benefit being paid in a single sum. The account value used to provide the distributions will be increased to equal the amount of the death benefit.

 The beneficiary's choices depend in part on whether or not you were taking required minimum distributions withdrawals under the contract prior to your death.

 (1) If you were taking required minimum distributions under the contract, the distributions to the beneficiary must continue be made at least as rapidly as prior to your death.

 (2) If you die before you must take required minimum distributions under the contract, the beneficiary may begin taking minimum distributions under the contract, but such withdrawals must be based on the beneficiary's life expectancy. The withdrawals must begin by December 31st of the calendar year following your death. If there is more than one beneficiary, the shortest life expectancy must be used.

 (3) The withdrawals must be taken annually. There will not be a withdrawal charge for these withdrawals. The beneficiary along with his or her tax adviser will be responsible for determining the amount of the withdrawals.

 (4) The designated beneficiary must be a natural person and of legal age at the time of election. The beneficiary must elect this option within 30 days following the date we receive proof of your death. If no election is made within 30 days to: (1) receive the death benefit, or (2) continue the contract and take annual withdrawals as described above, or
       (3) defer payment of the account value for five years, the death benefit will be paid to the beneficiary according to our standard procedures.

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 (5) While the contract continues in your name, the beneficiary may transfer the contract's account value among the investment options. However, additional contributions will not be permitted and the death benefit (including the minimum death benefit) provisions will no longer be in effect. Although the only withdrawals that will be permitted are minimum distribution withdrawals, the beneficiary may choose at any time to withdraw all of the account value and no withdrawal charges will apply.

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7
Tax information
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 OVERVIEW

 In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Traditional IRA, QP IRA, Standard Roth IRA, or Roth Advantage. Therefore, we discuss the tax aspects of each type of contract separately.

 We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

 If you are buying a contract to fund a retirement plan that already provides tax deferral under the Internal Revenue Code (IRA and QP IRA) you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

 Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.


 TRANSFERS AMONG INVESTMENT OPTIONS

 You can make transfers among investment options inside the contract without triggering taxable income.

 TAXATION OF NONQUALIFIED ANNUITIES


 CONTRIBUTIONS

 You may not deduct the amount of your contributions for a nonqualified annuity contract.


 CONTRACT EARNINGS

 Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

 o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

 o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

 o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

 o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

 All nonqualified deferred annuity contracts that we issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


 ANNUITY PAYMENTS

 Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

 For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your

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 investment in the contract divided by the number of expected payments is your tax-free portion of each payment.

 Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


 PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

 If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


 CONTRACTS PURCHASED THROUGH EXCHANGES

 You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

 o The contract which is the source of the funds your are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

 o The owner and the annuitant are the same under the source contract and the EQUI-VEST NQ contract (if you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction).

 The tax basis of the source contract carries over to the EQUI-VEST NQ contract.


 SURRENDERS

 If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

 DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

 For the rules applicable to death benefits, see "Payment of death benefit" and "When an NQ contract owner dies before the annuitant" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.


 EARLY DISTRIBUTION PENALTY TAX

 If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

 o  on or after your death; or

 o  because you are disabled (special federal income tax definition); or

 o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.


 SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

 Under current law we treat income from NQ contracts as U.S.-source. A Puerto Rico resident is subject to U.S. taxation on such U.S.-source income. Only Puerto Rico-source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your

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 personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.


 INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")


 GENERAL

 "IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

 There are several types of IRAs, as follows:

 o  "Traditional IRAs," typically funded on a pre-tax basis;

 o  Roth IRAs, first available in 1998, funded on an after-tax basis; and

 o SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans.

 Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

 You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.ustreas.gov).

 The EQUI-VEST Traditional IRA contract is designed to qualify as an "individual retirement annuity" under Section 408(b) of the Internal Revenue Code. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

 The EQUI-VEST IRA contract has been approved by the IRS as to form for use as a Traditional IRA. We expect to submit the Roth IRA version for formal IRS approval in 1999. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the EQUI-VEST IRA contract.


 CANCELLATION

 You can cancel an EQUI-VEST IRA contract (Traditional IRA, QP IRA, Standard Roth IRA or Roth Advantage) by following the directions under "Your right to cancel within a certain number of days" earlier in the prospectus. You can cancel an EQUI-VEST Standard Roth IRA or a Roth Advantage contract issued as a result of a full or partial conversion of an EQUI-VEST Traditional IRA contract by following the instructions in the "EQUI-VEST Roth IRA Re-Characterization Form." The form is available from our Processing Office or your Equitable associate. If you cancel a Traditional IRA, Standard Roth IRA or Roth Advantage contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


 TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES
 (TRADITIONAL IRAS)


 CONTRIBUTIONS TO TRADITIONAL IRAS

 Individuals may make three different types of contributions to a Traditional
 IRA:

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 o  regular contributions out of earned income or compensation; or

 o  tax-free "rollover" contributions; or

 o direct custodian-to-custodian transfers from other Traditional IRAs ("direct transfers").


 REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

 Limits on contributions to Traditional IRAs

 Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Traditional IRA. You cannot make regular contributions for the tax year in which you reach age 70 1/2 or any tax year after that.


 Special rules for spouses

 If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Traditional IRAs (Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of Traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to Traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's Traditional IRAs and Roth IRAs. Each spouse owns his or her Traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a Traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

 Deductibility of contributions

 The amount of traditional ira contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

 IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your Traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

 IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your Traditional IRAs. For each tax year your fully deductible contribution can be up to $2,000 or, if less, your earned income.

 IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make partially deductible contributions to your Traditional IRAs.

 IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contribution to your Traditional IRAs.

 If you are single and covered by a retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $31,000 and $41,000 in 1999. This range will increase every year until 2005 when the range is $50,000-$60,000.

 If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for Traditional IRA contributions phases out with AGI between $51,000 and $61,000 in 1999. This range will increase every year until 2007 when the range is $80,000-$100,000.

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 Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible Traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

 To determine the deductible amount of the contribution in 1999, you determine AGI and subtract $31,000 if you are single, or $51,000 if you are married and file a joint return with your spouse. The resulting amount is your Excess AGI. You then determine the limit on the deduction for Traditional IRA contributions using the following formula:


                      times     $2,000 (or earned     Equals     the adjusted
($10,000-excess AGI)    x        income, if less)        =       deductible
---------------------                                            contribution
 divided by $10,0000                                             limit


 Nondeductible regular contributions

 If you are not eligible to deduct part or all of the Traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your Traditional IRA (or the nonworking spouse's Traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess Contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfer of funds out of Traditional IRAs" below.

 If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a Traditional IRA in prior years and are receiving distributions from any Traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible Traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all Traditional IRAs are fully distributed.


 When you can make regular contributions

 If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15th return filing deadline (without extensions) of the following calendar year to make your regular contributions for a tax year.


 EXCESS CONTRIBUTIONS

 Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

 o  regular contributions of more than $2,000; or

 o regular contributions of more than earned income for the year, if that amount is under $2,000; or

 o  regular contributions to a Traditional IRA made after you reach age
    70 1/2; or

 o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

 You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

 Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

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 (1) the rollover was from a qualified retirement plan to a Traditional IRA;

 (2) the excess contribution was due to incorrect information that the plan provided; and

 (3) you took no tax deduction for the excess contribution.

 ROLLOVERS AND TRANSFERS

 Rollover contributions may be made to a Traditional IRA from these sources:

 o  qualified plans;

 o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and

 o  other Traditional IRAs.

 You may also change your mind about amounts contributed as Roth IRA funds to Traditional IRA funds, in accordance with special federal income tax rules, if you use the forms we prescribe. This is referred to as having
 "recharacterized" your contribution.

 Any amount contributed to a Traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


 ROLLOVERS FROM QUALIFIED PLANS OR TSAS

 There are two ways to do rollovers:

 o  Do it yourself

    You actually receive a distribution that can be rolled over and you roll it over to a Traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

 o  Direct rollover

    You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your Traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

 All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

 o  only after-tax contributions you made to the plan; or

 o "required minimum distributions" after age 70 1/2 or separation from service; or

 o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

 o  a hardship withdrawal; or

 o substantially equal periodic payments made for a specified period of 10 years or more; or

 o  corrective distributions which fit specified technical tax rules; or

 o  loans that are treated as distributions; or

 o  a death benefit payment to a beneficiary who is not your surviving spouse;
    or

 o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.


 ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

 You may roll over amounts from one Traditional IRA to one or more of your other Traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

 The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Traditional IRA to one or more other Traditional IRAs. Also, in some cases, Traditional IRAs can be transferred on a tax-free basis

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                                                        TAX INFORMATION       67
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 between spouses or former spouses as a result of a court ordered divorce or separation decree.


 WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS


 No federal income tax law restrictions on withdrawals

 You can withdraw any or all of your funds from a Traditional IRA at any time. You do not need to wait for a special event like retirement.


 Taxation of payments

 Earnings in Traditional IRAs are not subject to federal income tax until you or your beneficiary receives them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a Traditional IRA must be included in your gross income as ordinary income.

 If you have ever made nondeductible IRA contributions to any Traditional IRA (it does not have to be to this particular Traditional IRA contract), those contributions are recovered tax free when you get distributions from any Traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to Traditional IRAs. At the end of any year in which you have received a distribution from any Traditional IRA, you calculate the ratio of your total nondeductible Traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all Traditional IRAs you own at the end of the year plus all Traditional IRA distributions made during the year. Multiply this by all distributions from the Traditional IRA during the year to determine the nontaxable portion of each distribution.

 In addition, a distribution is not taxable if:

 o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

 o the entire amount received is rolled over to another Traditional IRA (see "Rollovers and transfers" above); or

 o in certain limited circumstances, where the Traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this "conduit" Traditional IRA treatment:

    o the source of funds you used to establish the Traditional IRA must have been a rollover contribution from a qualified plan, and

    o the entire amount received from the Traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

 Similar rules apply in the case of a TSA.

 However, you may lose conduit treatment, if you make an eligible rollover distribution contribution to a Traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date.

 Distributions from a Traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

 The EQUI-VEST QP IRA contract can be used as a conduit IRA if amounts are not commingled.


 REQUIRED MINIMUM DISTRIBUTIONS


 Lifetime required minimum distributions

 You must start taking annual distributions from your Traditional IRAs beginning at age 70 1/2.


 When you have to take the first required minimum distribution

 The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking

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 it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "required beginning date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year - the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.


 How you calculate required minimum distributions

 There are two approaches to taking required minimum distributions - "account-based" or "annuity-based."

 Account-based method. If you choose an "account-based" method, you divide the value of your Traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

 You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually "recalculate" your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the "term certain" method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

 You can later apply your Traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate selecting any form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

 Annuity-based method. If you choose an annuity-based method you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.


 Do you have to pick the same method to calculate your required minimum distributions for all of your Traditional IRAs and other retirement plans?

 No. If you want, you can choose a different method and a different beneficiary for each of your Traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.


 Will we pay you the annual amount every year from your Traditional IRA based on the method you choose?

 No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your Traditional IRAs.


 What if you take more than you need to for any year?

 The required minimum distribution amount for your Traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your Traditional IRAs and vice-versa. However, the

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 IRS will let you calculate the required minimum distribution for each Traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall Traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more Traditional IRAs that you own.


 What if you take less than you need to for any year?

 Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for Traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age
 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another Traditional IRA that you own.


 What are the required minimum distribution payments after you die?

 If you die after either (a) the start of annuity payments, or (b) your required beginning date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the Traditional IRA and halt distributions until he or she reaches age 70 1/2.

 If you die before your required beginning date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your Traditional IRA into his or her own Traditional IRA.


 SUCCESSOR ANNUITANT AND OWNER

 If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.


 PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

 IRA death benefits are taxed the same as IRA distributions.


 BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

 You cannot get loans from a Traditional IRA. You cannot use a Traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the Traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.


 EARLY DISTRIBUTION PENALTY TAX

 A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

 o  on or after your death; or

 o  because you are disabled (special federal income tax definition); or

 o to pay for certain extraordinary medical expenses (special federal income tax definition); or

 o to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

 o to pay certain first-time home buyer expenses (special federal income tax definition); or

 o to pay certain higher education expenses (special federal income tax definition); or

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 o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


 ILLUSTRATION OF GUARANTEED INTEREST RATES

 In the following two tables, we provide information that the IRS requires us to furnish to prospective IRA contract owners. In the tables we illustrate the 3% minimum guaranteed interest rate for contributions we assume are allocated entirely to the guaranteed interest option under series 300 and 400 contracts. In Table I we assume a $1,000 contribution made annually on the contract date and on each anniversary after that. We assume no withdrawals or transfers were made under the contract. In Table II we assume a single initial contribution of $1,000, and no additional contributions. We also assume no withdrawals or transfers. The 3% guaranteed interest rate is in the contract.

 The values shown assume the withdrawal charge applies. These values reflect the effect of the annual administrative charge deducted at the end of each contract year in which the account value is less than $20,000.

 To find the appropriate value for the end of the contract year at any particular age, you subtract the age (nearest birthday) at issue of the contract from the current age and find the corresponding year in the table. Years that correspond to a current age over 70, should be ignored, unless the contract is a Roth IRA.

 You should consider the information shown in the tables in light of your present age. Also, with respect to Table I, you should consider your ability to contribute $1,000 annually. Any change in the amounts contributed annually, or in the amount of the single contribution would, of course, change the results shown.

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                                     TABLE I
                         ACCOUNT VALUES AND CASH VALUES
                  (assuming $1,000 contributions made annually
                     at the beginning of the contract year)


                              3% MINIMUM GUARANTEE
------------------------------------------------------------------------------
    CONTRACT               ACCOUNT                          CASH
   YEAR END                 VALUE                          VALUE
------------------------------------------------------------------------------
     1                   $ 1,009.40                     $   954.89
     2                   $ 2,039.68                     $ 1,929.54
     3                   $ 3,100.87                     $ 2,933.43
     4                   $ 4,193.90                     $ 3,967.43
     5                   $ 5,319.72                     $ 5,032.45
     6                   $ 6,479.31                     $ 6,129.42
     7                   $ 7,673.69                     $ 7,313.69
     8                   $ 8,903.90                     $ 8,543.90
     9                   $10,171.01                     $ 9,811.01
    10                   $11,476.14                     $11,116.14
    11                   $12,820.43                     $12,460.43
    12                   $14,205.04                     $13,845.04
    13                   $15,631.19                     $15,271.19
    14                   $17,100.13                     $16,740.13
    15                   $18,613.13                     $18,253.13
    16                   $20,201.53                     $19,841.53
    17                   $21,837.57                     $21,477.57
    18                   $23,522.70                     $23,162.70
    19                   $25,258.38                     $24,898.38
    20                   $27,046.13                     $26,686.13
    21                   $28,887.52                     $28,527.52
    22                   $30,784.14                     $30,424.14
    23                   $32,737.67                     $32,377.67
    24                   $34,749.80                     $34,389.80
    25                   $36,822.29                     $36,462.29


                              3% MINIMUM GUARANTEE
------------------------------------------------------------------------------
    CONTRACT                 ACCOUNT                          CASH
   YEAR END                   VALUE                          VALUE
------------------------------------------------------------------------------
       26                 $ 38,956.96                     $ 38,596.96
       27                 $ 41,155.67                     $ 40,795.67
       28                 $ 43,420.34                     $ 43,060.34
       29                 $ 45,752.95                     $ 45,392.95
       30                 $ 48,155.53                     $ 47,795.53
       31                 $ 50,630.20                     $ 50,270.20
       32                 $ 53,179.11                     $ 52,819.11
       33                 $ 55,804.48                     $ 55,444.48
       34                 $ 58,508.61                     $ 58,148.61
       35                 $ 61,293.87                     $ 60,933.87
       36                 $ 64,162.69                     $ 63,802.69
       37                 $ 67,117.57                     $ 66,757.57
       38                 $ 70,161.10                     $ 69,801.10
       39                 $ 73,295.93                     $ 72,935.93
       40                 $ 76,524.81                     $ 76,164.81
       41                 $ 79,850.55                     $ 79,490.55
       42                 $ 83,276.07                     $ 82,916.07
       43                 $ 86,804.35                     $ 86,444.35
       44                 $ 90,438.48                     $ 90,078.48
       45                 $ 94,181.64                     $ 93,821.64
       46                 $ 98,037.08                     $ 97,677.08
       47                 $102,008.20                     $101,648.20
       48                 $106,098.44                     $105,738.44
       49                 $110,311.40                     $109,951.40
       50                 $114,650.74                     $114,290.74
------------------------------------------------------------------------------

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72     TAX INFORMATION
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                                    TABLE II
                         ACCOUNT VALUES AND CASH VALUES
                  (assuming a single contribution of $1,000 and
                            no further contribution)


                   3% MINIMUM GUARANTEE
----------------------------------------------------------------
   CONTRACT          ACCOUNT                 CASH
   YEAR END           VALUE                  VALUE
--------------   ----------------   ----------------------------
      1             $1,009.40              $  954.89
      2             $1,018.89              $  963.87
      3             $1,019.46              $  964.40
      4             $1,020.04              $  964.96
      5             $1,020.64              $  965.53
      6             $1,021.26              $  966.11
      7             $1,021.90              $1,021.90
      8             $1,022.55              $1,022.55
      9             $1,023.23              $1,023.23
     10             $1,023.93              $1,023.93
     11             $1,024.65              $1,024.65
     12             $1,025.38              $1,025.38
     13             $1,026.15              $1,026.15
     14             $1,026.93              $1,026.93
     15             $1,027.74              $1,027.74
     16             $1,028.57              $1,028.57
     17             $1,029.43              $1,029.43
     18             $1,030.31              $1,030.31
     19             $1,031.22              $1,031.22
     20             $1,032.16              $1,032.16
     21             $1,033.12              $1,033.12
     22             $1,034.11              $1,034.11
     23             $1,035.14              $1,035.14
     24             $1,036.19              $1,036.19
     25             $1,037.28              $1,037.28


                 3% Minimum Guarantee
----------------------------------------------------------------
   Contract          Account               Cash
   Year End           Value               Value
--------------   ----------------   ----------------------------
     26            $1,038.40            $1,038.40
     27            $1,039.55            $1,039.55
     28            $1,040.73            $1,040.73
     29            $1,041.96            $1,041.96
     30            $1,043.22            $1,043.22
     31            $1,044.51            $1,044.51
     32            $1,045.85            $1,045.85
     33            $1,047.22            $1,047.22
     34            $1,048.64            $1,048.64
     35            $1,050.10            $1,050.10
     36            $1,051.60            $1,051.60
     37            $1,053.15            $1,053.15
     38            $1,054.74            $1,054.74
     39            $1,056.39            $1,056.39
     40            $1,058.08            $1,058.08
     41            $1,059.82            $1,059.82
     42            $1,061.61            $1,061.61
     43            $1,063.46            $1,063.46
     44            $1,065.37            $1,065.37
     45            $1,067.33            $1,067.33
     46            $1,069.35            $1,069.35
     47            $1,071.43            $1,071.43
     48            $1,073.57            $1,073.57
     49            $1,075.78            $1,075.78
     50            $1,078.05            $1,078.05

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 ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

 This section of the prospectus covers some of the special tax rules that apply to Standard Roth IRAs. If the rules are the same as those that apply to the Traditional IRA, we will refer you to the same topic under "Traditional IRAs."


 The EQUI-VEST Standard Roth IRA and Roth Advantage contracts are designed to qualify as Roth individual retirement annuities under Sections 408A and 408(b) of the Internal Revenue Code.


 CONTRIBUTIONS TO ROTH IRAS

 Individuals may make four different types of contributions to a Roth IRA:

 o  regular after-tax contributions out of earnings; or

 o taxable rollover contributions from Traditional IRAs ("conversion" contributions); or

 o  tax-free rollover contributions from other Roth IRAs; or

 o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

 If you use the forms we require, we will also accept Traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


 REGULAR CONTRIBUTIONS TO ROTH IRAS


 Limits on regular contributions.

 Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to Traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular IRA and after-tax contributions you are permitted to make to Roth IRAs and Traditional IRAs. See the discussion above under Traditional IRAs.

 With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

 o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or,

 o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

 However, you can make regular Roth IRA contributions in reduced amounts when:

 o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or

 o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.

 If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.


 When you can make contributions?

 Same as Traditional IRAs.


 Deductibility of contributions

 Roth IRA contributions are not tax deductible.


 ROLLOVERS AND DIRECT TRANSFERS


 What is the difference between rollover and direct transfer transactions?

 You may make rollover contributions to a Roth IRA from only two sources:

 o  another Roth IRA ("tax-free rollover contribution"); or

 o another Traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable "conversion" rollover ("conversion contribution").

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 You may not make contributions to a Roth IRA from a qualified plan under
 Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

 The difference between a rollover transaction and a direct transfer transaction is the following. In a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, Traditional IRA to Roth IRA).

 You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

 The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.


 CONVERSION CONTRIBUTIONS TO ROTH IRAS

 In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a Traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the Traditional IRA proceeds. Unlike a rollover from a Traditional IRA to another Traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the Traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. (If you have ever made nondeductible regular IRA contributions to any Traditional IRA - whether or not it is the Traditional IRA you are converting - a pro rata portion of the distribution is tax-free.)

 There is, however, no early distribution penalty tax on the Traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

 You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. (For this purpose, your adjusted gross income is calculated without the gross income stemming from the Traditional IRA conversion.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

 Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your Traditional IRA are subject to the annual required minimum distribution rule applicable to Traditional IRAs beginning at age
 70 1/2.


 WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS


 NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS

 You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

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                                                             Tax Information  75
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DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o    Rollovers from a Roth IRA to another Roth IRA;

o    Direct transfers from a Roth IRA to another Roth IRA;

o    "Qualified Distributions" from Roth IRAs; and

o    Return of excess contributions or amounts recharacterized to a Traditional
     IRA.


QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o    you reach age 59 1/2; or

o    you die; or

o    you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your Traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.


NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like Traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as Traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as Traditional IRA.


EXCESS CONTRIBUTIONS

Same as Traditional IRA, except that "regular" contributions made after age 70 1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a Traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

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76  TAX INFORMATION
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You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX

Same as Traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold on amounts we pay under a o free look or cancellation.

o We are generally required to withhold on conversion o rollovers of Traditional IRAs to Roth IRAs, as it is considered a withdrawal from the Traditional IRA and is taxable.

o We are required to withhold on the gross amount of a o distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,700 in periodic annuity payments in 1999 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender, termination, or partial withdrawal), we generally withhold at a flat 10%

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                                                            TAX INFORMATIONS  77
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rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.


IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.

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8
More information


ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts, including these contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account A's operations are accounted for without regard to Equitable Life's other operations.

Separate Account A is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account A.

Each subaccount (variable investment option) within Separate Account A invests solely in Class IA or Class IB shares, respectively, issued by the corresponding Portfolios of The Hudson River Trust and EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)  to deregister Separate Account A under the Investment Company Act of 1940;


(6)  to restrict or eliminate any voting rights as to Separate Account A; and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.


ABOUT THE HUDSON RIVER TRUST AND EQ ADVISORS TRUST

The Hudson River Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each trust issues different shares relating to each Portfolio.

The Hudson River Trust and EQ Advisors Trust do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a trust's shares are reinvested in full. The Board of Trustees of The Hudson River Trust and EQ Advisors Trust each may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about The Hudson River Trust and EQ Advisors Trust, their investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 plan relating to the Class IB shares of EQ Advisors Trust, and other aspects of their operations, appears in their prospectuses, or in their SAIs which are available upon request.

PROPOSED SUBSTITUTION OF PORTFOLIOS. We are asking the SEC to approve the substitution of 14 newly created Portfolios of the EQ Advisors Trust for The Hudson River Trust Portfolios currently available under the variable investment options (the "Substitution"). The EQ Advisors Trust Portfolios will have substantially identical investment objectives, strategies, and policies as those of The Hudson River Trust Portfolios they would replace. The assets of any

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Portfolio of The Hudson River Trust underlying your contract would be transferred to the substituted EQ Advisors Trust Portfolio.

We believe that this Substitution will be in your best interest because you would have a single set of variable investment options with similar advisory structures. You also will have a single EQ Advisors Trust prospectus for all the Portfolios, rather than the two separate prospectuses you now receive. EQ Financial Consultants Inc. will be the manager of the new EQ Advisors Trust Portfolios, and Alliance Capital Management L.P. will continue to provide the day-to-day advisory services to each of the new Portfolios.

You should note that:

o No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Substitution.

o The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise.

o We will bear all expenses directly relating to the Substitution transaction.

o The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. Certain of the new EQ Advisors Trust Portfolios may have slightly higher expense ratios.

o On the effective date of the Substitution transaction, your account value (i.e., the units you own) in the variable investment options will be the same as before the transaction.

o    The Substitution will have no tax consequences for you.

Please review the EQ Advisors Trust prospectus that accompanies this prospectus. It contains more information about the EQ Advisors Trust, including its management structure, advisory arrangements, and general fees and expenses that will be of interest to you.

Subject to SEC approval, we expect the Substitution to be completed in the fall of 1999. It will affect everyone who has a balance in The Hudson River Trust Portfolios at that time. Of course, you may transfer your account value among the investment options, as usual.

We will notify you when we receive SEC approval, and again when the Substitution is complete.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option and the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity for new allocations as of April 1, 1999 and the related price per $100 of maturity value were as follows:

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-----------------------------------------------------------------
  Fixed Maturity
     Options
  With June 15th
   Maturity Date       Rate to Maturity as         Price
        of                     of               Per $100 of
   Maturity Year          April 1, 1999        Maturity Value
-----------------------------------------------------------------
        2000                  3.25%                $ 96.21
        2001                  4.04%                $ 91.63
        2002                  4.33%                $ 87.29
        2003                  4.46%                $ 83.24
        2004                  4.52%                $ 79.44
        2005                  4.67%                $ 75.33
        2006                  4.77%                $ 71.48
        2007                  4.79%                $ 68.12
        2008                  4.87%                $ 64.54
        2009                  4.97%                $ 60.95
-----------------------------------------------------------------

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

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Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
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If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract

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liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be require to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT OTHER METHODS OF PAYMENT


AUTOMATIC INVESTMENT PROGRAM - FOR NQ, TRADITIONAL IRA, STANDARD ROTH IRA AND ROTH ADVANTAGE CONTRACTS

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a bank checking account, bank money market account, or credit union checking account and contributed as an additional contribution into an NQ, Traditional IRA, Standard Roth IRA and Roth Advantage contracts on a monthly basis.

AIP additional contributions may be allocated to any of the variable investment options and the guaranteed interest option, but not the fixed maturity options. Our minimum contribution amount requirements apply to AIP. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our Processing Office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our Processing Office.

PAYROLL DEDUCTION PROGRAM. You can authorize your employer to remit your IRA contributions to us if your employer has a payroll deduction program. Those contributions are still your contributions, not your employer's.

WIRE TRANSFERS. You may also send your contributions by wire transfer from your bank.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Our "business day" is any day on which Equitable Life is open and the New York Stock Exchange is open for trading. We are closed on national business holidays including Martin Luther King, Jr. Day and the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. Our business day ends at 4:00 p.m., Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

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o If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o Quarterly rebalancing will be processed on a calendar year basis and semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the close of the business day.

o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our Processing Office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the following month we receive your election form at our Processing Office.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of The Hudson River Trust and EQ Advisors Trust we have the right to vote on certain matters involving the Portfolios, such as:

o    The election of trustees.

o    The formal approval of independent auditors selected for each trust.

o Any other matters described in the prospectuses for the trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.


VOTING RIGHTS OF OTHERS

Currently, we control each trust. EQ Advisors Trust shares are sold only to our separate accounts and an affiliated qualified plan trust. The Hudson River Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Hudson River Trust Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what

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action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.


SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT OUR YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your contract and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. By year end 1998, the work of modifying or replacing non-compliant systems was substantially completed. Equitable Life has begun comprehensive testing of its year 2000 compliance and expects that the testing will be substantially completed by June 30, 1999. Equitable Life has contacted third-party service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to contract owners and on operations of the investment options. Most third-party service providers have provided Equitable Life confirmation of their year 2000 compliance. Equitable Life believes it is on schedule for substantially all such systems and services, including those considered to be mission-critical, to be confirmed as year 2000 compliant, renovated, replaced or the subject of contingency plans, by June 30, 1999, except for one investment accounting system that is scheduled to be replaced by August 31, 1999 and confirmed as year 2000 compliant by September 30, 1999. Additionally, Equitable Life will be supplementing its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures. Year 2000 specific contingency plans are anticipated to be in place by June 30, 1999.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your contract and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.

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ABOUT OUR INDEPENDENT ACCOUNTANTS

The financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three years ended December 31, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our Processing Office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" above.

You cannot assign or transfer ownership of a Traditional IRA, QP IRA or Roth IRA contract except by surrender to us. Loans are not available and you cannot assign Traditional IRA, QP IRA and Roth IRA contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Payment of death benefit" and "Beneficiary continuation option under series 400 Traditional IRA and QP IRA contracts." You may direct the transfer of the values under your Traditional IRA, QP IRA and Roth IRA contract to another similar arrangement.


DISTRIBUTION OF THE CONTRACTS

Equitable Financial Consultants, Inc. ("EQF"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account A. During 1999, EQF plans to change its name to AXA Advisors, Inc. EQF serves as the principal underwriter of Separate Account A. EQF is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EQF's principal business address is 1290 Avenue of the Americas, New York, NY 10104. Under a Distribution and Servicing Agreement between EQF, Equitable life, and certain of Equitable Life's separate accounts, including Separate Account A, Equitable Life paid EQF fees of $325,380 for 1998 and $325,380 for 1997, as distributor of certain contracts and as the principal underwriter of certain separate accounts, including Separate Account A.

The contracts will be sold by registered representatives of EQF and its affiliates, who are also our licensed insurance agents. EQF may also receive compensation and reimbursement for its marketing services under the terms of its distributions agreement with Equitable Life. The offering of the contracts is intended to be continuous.

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9
Investment performance


We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the Portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all fees and charges under the contract, but do not reflect the charges for any applicable taxes such as premium taxes, or any applicable annuity administrative fee.

Tables 3, 4 and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all fees and charges under the contract, but do not reflect the annual administrative charge and any withdrawal charge, or charges for any applicable taxes such as premium taxes, or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the Portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the Portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. Since charges under the contracts vary, we have assumed, for each charge, the highest that might apply which is 1.45% for mortality and expense risks and other expenses.

Finally, the results shown for the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock options for periods before those options were operated as a unit investment trust reflect the results of the separate accounts that preceded them. The "Since inception" figures for these options are based on the date of inception of the preceding separate accounts. We have adjusted these results to reflect the fee and expense structure in effect for unit investment trust. See "The Reorganization" in the SAI for additional information.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.


BENCHMARKS

Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other charges such as the mortality and expense risks charge, administration charge, or any withdrawal or optional benefit charge, under the contracts. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

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 Alliance Aggressive Stock: 50% Russell 2000 Small Stock Index and 50% Standard & Poor's Mid-Cap Total Return Index.

 Alliance Balanced: 50% Standard & Poor's 500 and 50% Lehman
   Government/Corporate Bond Index.

 Alliance Common Stock: Standard & Poor's 500 Index.

 Alliance Conservative Investors: 70% Lehman Treasury Bond
   Composite Index and 30% Standard & Poor's 500 Index.

 Alliance Equity Index: Standard & Poor's 500 Index.

 Alliance Global: Morgan Stanley Capital International World Index.

 Alliance Growth & Income: 75% Standard & Poor's 500 Index and 25% Value Line Convertibles Index.

 Alliance Growth Investors: 30% Lehman Government/Corporate
   Bond Index and 70% Standard & Poor's 500 Index.

 Alliance High Yield: Merrill Lynch High Yield Master Index.

 Alliance Intermediate Government Securities: Lehman
   Intermediate Government Bond Index.

 Alliance International: Morgan Stanley Capital International
   Europe, Australia, Far East Index.

 Alliance Money Market: Salomon Brothers Three-Month T-Bill
   Index.

 Alliance Quality Bond: Lehman Aggregate Bond Index.

 Alliance Small Cap Growth: Russell 2000 Growth Index.

 MFS Emerging Growth Companies: Russell 2000 Index.

 MFS Research: Standard & Poor's 500 Index.

 Merrill Lynch Basic Value Equity: Standard & Poor's 500 Index.

 Merrill Lynch Strategy: 36% Standard & Poor's 500 Index/24%
   Morgan Stanley Capital International Europe, Australia, Far East Index/21% Salomon Brothers U.S. Treasury Bond 1 Year+ 14%
   Salomon Brothers World Government Bond (excluding U.S.)/and
   5% Three-Month U.S. Treasury Bill.

 Morgan Stanley Emerging Markets Equity: Morgan Stanley
   Capital International Emerging Markets Free Price Return Index.

 EQ/Putnam Balanced: 60% Standard & Poor's 500 Index and 40%
   Lehman Government/Corporate Bond Index.

 EQ/Putnam Growth & Income Value: Standard & Poor's 500
   Index.

 T. Rowe Price Equity Income: Standard & Poor's 500 Index.

 T. Rowe Price International Stock: Morgan Stanley Capital
   International Europe, Australia, Far East Index.

 Warburg Pincus Small Company Value: Russell 2000 Index.
--------------------------------------------------------------------------------


 Lipper Survey. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the EQUI-VEST performance relative to other variable annuity products.

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                                       TABLE 1
    AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998


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                                                   Length of investment period
                                                   ----------------------------------
                                                     1            3           5
 Variable Investment Options                       Year         Years       years
-------------------------------------------------------------------------------------
Alliance Aggressive Stock                          (8.37)%       5.17%       6.68%
-------------------------------------------------------------------------------------
Alliance Balanced                                   8.07%        9.08%       5.96%
-------------------------------------------------------------------------------------
Alliance Common Stock                              18.31%       21.76%      17.26%
-------------------------------------------------------------------------------------
Alliance Conservative Investors                     4.04%        5.07%       4.60%
-------------------------------------------------------------------------------------
Alliance Equity Index                              17.14%       21.81%          -
-------------------------------------------------------------------------------------
Alliance Global                                    11.41%       10.01%       9.42%
-------------------------------------------------------------------------------------
Alliance Growth & Income                           10.55%       16.64%      13.10%
-------------------------------------------------------------------------------------
Alliance Growth Investors                           8.18%       10.23%       9.04%
-------------------------------------------------------------------------------------
Alliance High Yield                               (13.34)%       5.69%       5.17%
-------------------------------------------------------------------------------------
Alliance Intermediate Government Securities        (1.56)%       0.74%       0.66%
-------------------------------------------------------------------------------------
Alliance International                              1.02%        0.10%          -
-------------------------------------------------------------------------------------
Alliance Money Market                              (3.76)%      (0.11)%      0.45%
-------------------------------------------------------------------------------------
Alliance Quality Bond                              (0.70)%       2.15%       2.04%
-------------------------------------------------------------------------------------
Alliance Small Cap Growth                         (12.54)%          -           -
-------------------------------------------------------------------------------------
MFS Emerging Growth Companies                      23.04%           -           -
-------------------------------------------------------------------------------------
MFS Research                                       13.51%           -           -
-------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                   (0.04)%          -           -
-------------------------------------------------------------------------------------
Merrill Lynch World Strategy                       (2.40)%
-------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity            (33.32)%          -           -
-------------------------------------------------------------------------------------
E/Q Putnam Balanced                                 2.16%           -           -
-------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value                    3.08%           -           -
-------------------------------------------------------------------------------------
T. Rowe Price Equity Income                        (0.35)%          -           -
-------------------------------------------------------------------------------------
T. Rowe Price International Stock                   3.88%           -           -
-------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                (17.78)%          -           -
-------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                                         Length of investment period
                                                 --------------------------------------------------
                                                             Since        Since      Portfolio
                                                   10       option      portfolio    inception
 Variable Investment Options                     Years     inception*   inception       date
---------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                         15.83%          -             -       5/1/84
---------------------------------------------------------------------------------------------------
Alliance Balanced                                  8.81%          -             -       5/1/84
---------------------------------------------------------------------------------------------------
Alliance Common Stock                             14.96%          -             -       8/1/68
---------------------------------------------------------------------------------------------------
Alliance Conservative Investors                       -        4.69%         6.09%     10/2/89
---------------------------------------------------------------------------------------------------
Alliance Equity Index                                 -       21.38%        19.74%      3/1/94
---------------------------------------------------------------------------------------------------
Alliance Global                                   11.11%          -             -      8/27/87
---------------------------------------------------------------------------------------------------
Alliance Growth & Income                              -       13.20%        12.14%     10/1/93
---------------------------------------------------------------------------------------------------
Alliance Growth Investors                             -        9.22%         9.16%     10/2/89
---------------------------------------------------------------------------------------------------
Alliance High Yield                                7.41%          -             -       1/2/87
---------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities           -        1.84%         2.93%      4/1/91
---------------------------------------------------------------------------------------------------
Alliance International                                -        1.10%         1.32%      4/3/95
---------------------------------------------------------------------------------------------------
Alliance Money Market                              1.80%          -             -      5/11/82
---------------------------------------------------------------------------------------------------
Alliance Quality Bond                                 -        2.09%         1.66%     10/1/93
---------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                             -       (1.33)%        4.97%      5/1/97
---------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                         -       21.32%        26.35%      5/1/97
---------------------------------------------------------------------------------------------------
MFS Research                                          -       12.93%        16.37%      5/1/97
---------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                      -        4.28%         8.62%      5/1/97
---------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                                  (3.07)%       (0.09)%     5/1/97
---------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity                -      (37.56)%      (37.51)%    8/20/97
---------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                                   -        6.57%         8.44%      5/1/97
---------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value                      -        7.30%        10.01%      5/1/97
---------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                           -        8.55%        11.06%      5/1/97
---------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                     -       (2.17)%       (0.02)%     5/1/97
---------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                    -       (6.50)%       (2.60)%     5/1/97
---------------------------------------------------------------------------------------------------

* Option inception dates are: Alliance Aggressive Stock (5/1/84), Alliance Balanced (5/1/84), Alliance Common Stock (8/27/81), Alliance Conservative Investors (1/4/94), Alliance Equity Index (6/1/94), Alliance Global (1/4/94), Alliance Growth & Income (1/4/94), Alliance Growth Investors (1/4/94), Alliance High Yield (1/4/94), Alliance Intermediate Government Securities (6/1/94), Alliance International (9/1/95), Alliance Money Market (5/11/82), Alliance Quality Bond (1/4/94), Alliance Small Cap Growth (6/2/97), MFS Emerging Growth Companies (6/2/97), MFS Research (6/2/97), Merrill Lynch Basic Value Equity (6/2/97), Merrill Lynch World Strategy (6/2/97), Morgan Stanley Emerging Markets Equity (8/20/97), EQ/Putnam Balanced (6/2/97), EQ/Putnam Growth & Income Value (6/2/97), T. Rowe Price Equity Income (6/2/97), T. Rowe Price International Stock (6/2/97), Warburg Pincus Small Company Value (6/2/97).

--------------------------------------------------------------------------------
88  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------



                                                        TABLE 2
                          GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998


----------------------------------------------------------------------------------------------------------------------
                                                                    Length of Investment Period
                                                  --------------------------------------------------------------------
                                                                                                            Since
                                                    1             3              5             10         portfolio
 Variable Investment Options                      Year          years          Years          years       inception*
----------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                         $  916.26     $1,163.21     $1,381.52     $4,347.57             -
----------------------------------------------------------------------------------------------------------------------
Alliance Balanced                                 $1,080.72     $1,297.77     $1,335.75     $2,326.22             -
----------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                             $1,183.15     $1,805.17     $2,217.34     $4,031.95             -
----------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                   $1,040.45     $1,159.86     $1,252.10             -     $1,727.45
----------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                             $1,171.42     $1,807.49             -             -     $2,390.38
----------------------------------------------------------------------------------------------------------------------
Alliance Global                                   $1,114.06     $1,331.21     $1,568.49     $2,868.34             -
----------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income                          $1,105.50     $1,586.70     $1,850.98             -     $1,825.29
----------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                         $1,081.83     $1,339.33     $1,541.49             -     $2,947.24
----------------------------------------------------------------------------------------------------------------------
Alliance High Yield                               $  866.58     $1,180.55     $1,286.90     $2,044.10             -
----------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities       $  984.41     $1,022.25     $1,033.41             -     $1,251.19
----------------------------------------------------------------------------------------------------------------------
Alliance International                            $1,010.19     $1,003.00             -             -     $1,083.76
----------------------------------------------------------------------------------------------------------------------
Alliance Money Market                             $  962.41     $  996.69     $1,022.63     $1,195.40             -
----------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                             $  993.00     $1,065.78     $1,106.28             -     $1,090.26
----------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                         $  874.57             -             -             -     $1,084.35
----------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                     $1,230.38             -             -             -     $1,477.97
----------------------------------------------------------------------------------------------------------------------
MFS Research                                      $1,135.14             -             -             -     $1,288.14
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                  $  999.57             -             -             -     $1,148.15
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                      $  975.98             -             -             -     $  998.55
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity            $  666.76             -             -             -     $  525.40
----------------------------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                               $1,021.57             -             -             -     $1,144.83
----------------------------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value                  $1,030.77             -             -             -     $1,172.64
----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                       $  996.54             -             -             -     $1,191.39
----------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                 $1,038.79             -             -             -     $  999.69
----------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                $  822.21             -             -             -     $  957.02
----------------------------------------------------------------------------------------------------------------------

*     Portfolios inception dates are shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  89
--------------------------------------------------------------------------------


                                                        TABLE 3
                            ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------------------------
                                                                                                           Since
                                                                                                         portfolio
                                         1 year       3 years     5 years     10 years      20 years     inception*
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK                (1.17)%       9.13%       9.83%        17.17%            -         15.91%
----------------------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap Growth                  12.16%       16.33%      14.87%        15.44%            -         13.95%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                               8.28%       17.77%      15.56%        16.49%            -         15.78%
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE BALANCED                         6.40%       13.23%       9.20%        10.96%            -         10.71%
----------------------------------------------------------------------------------------------------------------------
   Lipper Balanced                        13.48%       15.79%      13.84%        12.97%            -         13.56%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                              19.02%       18.70%      16.88%        15.21%            -         15.37%
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                    27.51%       25.75%      20.15%        16.96%        17.08%        11.96%
----------------------------------------------------------------------------------------------------------------------
   Lipper Growth                          22.86%       22.23%      18.63%        16.72%        16.30%        11.34%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                              28.58%       28.23%      24.06%        19.21%        17.76%        12.75%
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE CONSERVATIVE INVESTORS          12.23%        9.09%       7.80%            -             -          8.40%
----------------------------------------------------------------------------------------------------------------------
   Lipper Income                          14.20%       15.62%      14.31%            -             -         12.55%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                              15.59%       14.45%      13.37%            -             -         12.08%
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE EQUITY INDEX                    26.22%       25.75%          -             -             -         22.53%
----------------------------------------------------------------------------------------------------------------------
   Lipper S&P 500 Index Funds             28.05%       27.67%          -             -             -         24.31%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                              28.58%       28.23%          -             -             -         24.79%
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE GLOBAL                          20.03%       14.22%      12.59%        13.14%            -         10.92%
----------------------------------------------------------------------------------------------------------------------
   Lipper Global                          14.34%       14.67%      11.98%        11.21%            -          9.64%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                              24.34%       17.77%      15.68%        10.66%            -          9.55%
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH & INCOME                 19.11%       20.75%      16.10%            -             -         15.15%
----------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income                 15.61%       21.25%      18.35%            -             -         17.89%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                              20.10%       23.99%      21.07%            -             -         20.48%
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS                16.51%       14.16%      12.08%            -             -         14.31%
----------------------------------------------------------------------------------------------------------------------
   Lipper Flexible Portfolio              14.20%       15.62%      14.31%            -             -         12.55%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                              22.85%       22.69%      19.96%            -             -         15.55%
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                      (6.53)%       9.74%       8.39%         9.55%            -          8.89%
----------------------------------------------------------------------------------------------------------------------
   Lipper High Yield                      (0.44)%       8.21%       7.37%         9.34%            -          8.97%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                               3.66%        9.11%       9.01%        11.08%            -         10.72%
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERMEDIATE GOVERNMENT
  SECURITIES                               6.18%        4.71%       3.86%            -             -          5.54%
----------------------------------------------------------------------------------------------------------------------
   Lipper U.S. Government                  7.68%        6.21%       5.91%            -             -          7.25%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                               8.49%        6.74%       6.45%            -             -          7.60%
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERNATIONAL                    8.96%        4.05%          -             -             -          5.77%
----------------------------------------------------------------------------------------------------------------------
   Lipper International                   13.02%        9.94%          -             -             -         10.74%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                              20.00%        9.00%          -             -             -          9.68%
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                     3.81%        3.83%       3.64%         4.07%            -          5.24%
----------------------------------------------------------------------------------------------------------------------
   Lipper Money Market                     4.84%        4.87%       4.77%         5.20%            -          6.34%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                               5.05%        5.18%       5.11%         5.44%                       6.41%
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE QUALITY BOND                     7.11%        6.15%       5.23%            -             -          4.80%
----------------------------------------------------------------------------------------------------------------------
   Lipper Corporate Bond A-Rated           7.47%        6.38%       6.54%            -             -          6.21%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                               8.69%        7.29%       7.27%            -             -          6.92%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
90  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


                                                  TABLE 3 (CONTINUED)
                            ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998


----------------------------------------------------------------------------------------------------------------------
                                                                                                          Since
                                                                                                        portfolio
                                           1 year       3 years     5 years    10 years    20 years     inception*
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH                  (5.66)%    -           -           -           -                10.63%
----------------------------------------------------------------------------------------------------------------------
   Lipper Small-Cap                         (0.33)%    -           -           -           -                16.72%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                                 1.23%     -           -           -           -                16.58%
----------------------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES              32.57%     -           -           -           -                32.93%
----------------------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap                           15.97%     -           -           -           -                22.72%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                                (2.54)%    -           -           -           -                14.53%
----------------------------------------------------------------------------------------------------------------------
 MFS RESEARCH                               22.31%     -           -           -           -                22.66%
----------------------------------------------------------------------------------------------------------------------
   Lipper Growth                            25.82%     -           -           -           -                28.73%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%     -           -           -           -                31.63%
----------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH BASIC VALUE EQUITY            7.82%     -           -           -           -                14.29%
----------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income                   15.54%     -           -           -           -                21.32%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%     -           -           -           -                31.63%
----------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH WORLD STRATEGY                5.27%     -           -           -           -                 5.40%
----------------------------------------------------------------------------------------------------------------------
   Lipper Global Flexible Portfolio          9.34%     -           -           -           -                11.15%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                                19.55%     -           -           -           -                20.00%
----------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING MARKETS
  EQUITY                                   (28.08)%    -           -           -           -               (33.65)%
----------------------------------------------------------------------------------------------------------------------
   Lipper Emerging Markets                 (30.50)%    -           -           -           -               (36.28)%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                               (25.34)%    -           -           -           -               (28.92)%
----------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM BALANCED                         10.19%     -           -           -           -                14.28%
----------------------------------------------------------------------------------------------------------------------
   Lipper Balanced                          14.61%     -           -           -           -                17.83%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                                21.36%     -           -           -           -                23.48%
----------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME VALUE            11.19%     -           -           -           -                15.94%
----------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income                   15.54%     -           -           -           -                21.32%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%     -           -           -           -                31.63%
----------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE EQUITY INCOME                 7.49%     -           -           -           -                17.04%
----------------------------------------------------------------------------------------------------------------------
   Lipper Equity Income                     10.76%     -           -           -           -                19.07%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%     -           -           -           -                31.63%
----------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE INTERNATIONAL STOCK           2.05%     -           -           -           -                 5.47%
----------------------------------------------------------------------------------------------------------------------
   Lipper International                     12.17%     -           -           -           -                 9.06%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                                20.00%     -           -           -           -                13.43%
----------------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS SMALL COMPANY
  VALUE                                    (11.31)%    -           -           -           -                 2.75%
----------------------------------------------------------------------------------------------------------------------
   Lipper Small-Cap                          1.53%     -           -           -           -                16.77%
----------------------------------------------------------------------------------------------------------------------
   Benchmark                                (2.54)%    -           -           -           -                14.53%
----------------------------------------------------------------------------------------------------------------------

*     Portfolios inception dates are shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  91
--------------------------------------------------------------------------------


                                                           TABLE 4
                                CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Since
                                          1 year        3 years       5 years       10 years      20 years        inception*
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK                (1.17)%        29.96%        59.83%        387.81%              -         772.65%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap Growth                  12.16%         58.64%       102.73%        334.88%              -         613.05%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                               8.28%         63.35%       106.12%        360.30%              -         759.55%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE BALANCED                        16.40%         45.16%        55.30%        183.04%              -         344.57%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Balanced                        13.48%         55.60%        91.92%        240.69%              -         553.21%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              19.02%         67.24%       118.08%        311.86%              -         715.64%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                    27.51%         98.85%       150.34%        378.95%       2,242.69%      3,003.56%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Growth                          22.86%         84.52%       138.97%        388.00%       2,185.68%      1,208.81%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              28.58%        110.85%       193.91%        479.62%       2,530.43%      3,755.68%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE CONSERVATIVE INVESTORS          12.23%         29.83%        45.61%             -               -         110.82%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Income                          14.20%         55.28%        97.15%             -               -         202.48%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              15.59%         49.92%        87.28%             -               -         187.40%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE EQUITY INDEX                    26.22%         98.86%            -              -               -         167.12%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper S&P 500 Index Funds             28.05%        108.12%            -              -               -         186.34%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              28.58%        110.85%            -              -               -         192.17%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GLOBAL                          20.03%         49.01%        80.96%        243.69%              -         224.10%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Global                          14.34%         51.58%        77.94%        194.96%              -         188.08%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              24.34%         63.34%       107.19%        175.31%              -         181.57%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH & INCOME                 19.11%         76.07%       110.97%             -               -         109.67%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income                 15.61%         79.05%       133.95%             -               -         139.10%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              20.10%         90.62%       160.09%             -               -         166.00%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS                16.51%         48.79%        76.88%             -               -         244.44%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Flexible Portfolio              14.20%         55.28%        97.15%             -               -         202.45%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              22.85%         84.68%       148.41%             -               -         280.88%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                      (6.53)%        32.15%        49.63%        148.97%              -         177.76%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper High Yield                      (0.44)%        26.80%        43.00%        145.62%              -         182.21%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                               3.66%         29.90%        53.96%        186.01%              -         239.69%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERMEDIATE
  GOVERNMENT SECURITIES                    6.18%         14.81%        20.85%             -               -          51.92%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper U.S. Government                  7.68%         19.84%        33.36%             -               -          72.35%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                               8.49%         21.61%        36.71%             -               -          76.55%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERNATIONAL                    8.96%         12.65%            -              -               -          23.37%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper International                   13.02%         33.62%            -              -               -          47.74%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              20.00%         29.52%            -              -               -          41.40%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                     3.81%         11.94%        19.59%         49.04%              -         133.76%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Money Marke                      4.84%         15.34%        26.25%         66.09%              -         178.83%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                               5.05%         16.35%        28.27%         69.88%              -         181.74%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
92  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


                                                TABLE 4 (CONTINUED)
                           CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998




-------------------------------------------------------------------------------------------------------------------
                                                                                                        Since
                                          1 year      3 years     5 years    10 years    20 years     inception*
-------------------------------------------------------------------------------------------------------------------
 ALLIANCE QUALITY BOND                   7.11%      19.61%      29.02%      -           -             27.90%
-------------------------------------------------------------------------------------------------------------------
   Lipper Corporate Bond A-Rated         7.47%      20.42%      37.37%      -           -             37.26%
-------------------------------------------------------------------------------------------------------------------
   Benchmark                             8.69%      23.51%      42.06%      -           -             42.14%
-------------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH              (5.66)%         -           -       -           -             18.35%
-------------------------------------------------------------------------------------------------------------------
   Lipper Small-Cap                     (0.33)%         -           -       -           -             28.98%
-------------------------------------------------------------------------------------------------------------------
   Benchmark                             1.23%          -           -       -           -              29.23%
-------------------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES          32.57%          -           -       -           -             60.74%
-------------------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap                       15.97%          -           -       -           -             42.16%
-------------------------------------------------------------------------------------------------------------------
   Benchmark                            (2.54)%         -           -       -           -             25.40%
-------------------------------------------------------------------------------------------------------------------
 MFS RESEARCH                           22.31%          -           -       -           -             40.56%
-------------------------------------------------------------------------------------------------------------------
   Lipper Growth                        25.82%          -           -       -           -             52.86%
-------------------------------------------------------------------------------------------------------------------
   Benchmark                            28.58%          -           -       -           -             57.60%
-------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH BASIC VALUE EQUITY        7.82%          -           -       -           -             24.95%
-------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income               15.54%          -           -       -           -             15.59%
-------------------------------------------------------------------------------------------------------------------
   Benchmark                            28.58%          -           -       -           -             57.60%
-------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH WORLD STRATEGY            5.27%          -           -       -           -              9.17%
-------------------------------------------------------------------------------------------------------------------
   Lipper Global Flexible Portfolio      9.34%          -           -       -           -             19.41%
-------------------------------------------------------------------------------------------------------------------
   Benchmark                            19.55%          -           -       -           -             33.33%
-------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING MARKETS
  EQUITY                               (28.08)%         -           -       -           -            (42.91)%
-------------------------------------------------------------------------------------------------------------------
   Lipper Emerging Markets             (30.50)%         -           -       -           -            (45.67)%
-------------------------------------------------------------------------------------------------------------------
   Benchmark                           (25.34)%         -           -       -           -            (36.71)%
-------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM BALANCED                     10.19%          -           -       -           -             24.93%
-------------------------------------------------------------------------------------------------------------------
   Lipper Balanced                      14.61%          -           -       -           -             31.59%
-------------------------------------------------------------------------------------------------------------------
   Benchmark                            21.36%          -           -       -           -             42.22%
-------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME VALUE        11.19%          -           -       -           -             27.96%
-------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income               15.54%          -           -       -           -             38.49%
-------------------------------------------------------------------------------------------------------------------
   Benchmark                            28.58%          -           -       -           -             57.60%
-------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE EQUITY INCOME             7.49%          -           -       -           -             30.01%
-------------------------------------------------------------------------------------------------------------------
   Lipper Equity Income                 10.76%          -           -       -           -             33.92%
-------------------------------------------------------------------------------------------------------------------
   Benchmark                            28.58%          -           -       -           -             57.60%
-------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE INTERNATIONAL STOCK      12.05%          -           -       -           -             9.29%
-------------------------------------------------------------------------------------------------------------------
   Lipper International                 12.17%          -           -       -           -             15.88%
-------------------------------------------------------------------------------------------------------------------
   Benchmark                            20.00%          -           -       -           -             23.42%
-------------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS SMALL COMPANY
  VALUE                                (11.31)%         -           -       -           -             4.63%
-------------------------------------------------------------------------------------------------------------------
   Lipper Small-Cap                      1.53%          -           -       -           -             29.95%
-------------------------------------------------------------------------------------------------------------------
   Benchmark                            (2.54)%         -           -       -           -             25.40%
-------------------------------------------------------------------------------------------------------------------

*     Portfolios inception dates are shown in Table 1.

--------------------------------------------------------------------------------
                                                       INVESTMENT PERFORMANCE 93
--------------------------------------------------------------------------------


                                                   TABLE 5
                                        YEAR-BY-YEAR RATES OF RETURN

------------------------------------------------------------------------------------------------------------
                                          1989          1990          1991          1992            1993
------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                42.73%         5.62%        84.38%         (4.57)%        15.06%
------------------------------------------------------------------------------------------------------------
Alliance Balanced                        24.60%        (1.46)%       40.02%         (4.25)%        10.68%
------------------------------------------------------------------------------------------------------------
Alliance Common Stock                    24.07%        (9.27)%       35.81%          1.72%         23.02%
------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors           2.72%+        4.86%        18.11%          4.26%          9.16%
------------------------------------------------------------------------------------------------------------
Alliance Equity Index                        -             -             -              -              -
------------------------------------------------------------------------------------------------------------
Alliance Global                          24.90%        (7.42)%       28.66%         (1.96)%        30.21%
------------------------------------------------------------------------------------------------------------
Alliance Growth & Income                     -             -             -              -          (0.62)%+
------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                 3.62%+        9.01%        46.75%          3.41%         13.59%
------------------------------------------------------------------------------------------------------------
Alliance High Yield                       3.61%        (2.53)%       22.66%         10.68%         21.36%
------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government
  Securities                                 -             -         10.85%+         4.06%          8.98%
------------------------------------------------------------------------------------------------------------
Alliance International                       -             -             -              -              -
------------------------------------------------------------------------------------------------------------
Alliance Money Market                     7.67%         6.78%         4.67%          2.06%          1.47%
------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                        -             -             -              -          (0.87)%
------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                    -             -             -              -              -
------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                -             -             -              -              -
------------------------------------------------------------------------------------------------------------
MFS Research                                 -             -             -              -              -
------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity             -             -             -              -              -
------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                 -             -             -              -              -
------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets
  Equity                                     -             -             -              -              -
------------------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                          -             -             -              -              -
------------------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value             -             -             -              -              -
------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                  -             -             -              -              -
------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock            -             -             -              -              -
------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company
  Value                                      -             -             -              -              -
------------------------------------------------------------------------------------------------------------



                                           1994            1995         1996           1997             1998
------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                 (5.21)%         29.73%        20.42%          9.20%       (1.17)%
------------------------------------------------------------------------------------------------------------
Alliance Balanced                         (9.35)%         18.02%        10.05%         13.33%       16.40%
------------------------------------------------------------------------------------------------------------
Alliance Common Stock                     (3.56)%         30.54%        22.46%         27.34%       27.51%
------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors           (5.49)%         18.66%         3.67%         11.59%       12.23%
------------------------------------------------------------------------------------------------------------
Alliance Equity Index                     (0.14)%+        34.51%        20.60%         30.65%       26.22%
------------------------------------------------------------------------------------------------------------
Alliance Global                            3.71%          17.10%        12.93%          9.93%       20.03%
------------------------------------------------------------------------------------------------------------
Alliance Growth & Income                  (2.01)%         22.28%        18.34%         24.92%       19.11%
------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                 (4.55)%         24.54%        10.96%         15.08%       16.51%
------------------------------------------------------------------------------------------------------------
Alliance High Yield                       (4.19)%         18.18%        21.09%         16.75%       (6.53)%
------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government
  Securities                              (5.76)%         11.69%         2.26%          5.74%        6.18%
------------------------------------------------------------------------------------------------------------
Alliance International                        -            9.51%+        8.21%         (4.46)%       8.96%
------------------------------------------------------------------------------------------------------------
Alliance Money Market                      2.51%           4.22%         3.79%          3.89%        3.81%
------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                     (6.47)%         15.33%         3.82%          7.56%        7.11%
------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                     -               -             -          25.46%+      (5.66)%
------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                 -               -             -          21.25%+      32.57%
------------------------------------------------------------------------------------------------------------
MFS Research                                  -               -             -          14.93%+      22.31%
------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity              -               -             -          15.89%+       7.82%
------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                  -               -             -           3.70%+       5.27%
------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets
  Equity                                      -               -             -         (20.62)%+    (28.08)%
------------------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                           -               -             -          13.37%+      10.19%
------------------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value              -               -             -          15.09%+      11.19%
------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                   -               -             -          20.95%+       7.49%
------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock             -               -             -          (2.46)%+     12.05%
------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company
  Value                                       -               -             -          17.97%+      (11.31)%
------------------------------------------------------------------------------------------------------------

+ Return for these Portfolios represent less than 12 months of performance. The returns are as of each Portfolio's inception date as shown in Table 1

--------------------------------------------------------------------------------
94  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------



COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o    data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------
 Barron's                           Money Management Letter
---------------------------------   --------------------------
 Morningstar's Variable Annuity     Investment Dealers Digest
--------------------------------------------------------------
  Sourcebook                        National Underwriter
--------------------------------------------------------------
 Business Week                      Pension & Investments
--------------------------------------------------------------
 Forbes                             USA Today
--------------------------------------------------------------
 Fortune                            Investor's Business Daily
--------------------------------------------------------------
 Institutional Investor             The New York Times
--------------------------------------------------------------
 Money                              The Wall Street Journal
--------------------------------------------------------------
 Kiplinger's Personal Finance       The Los Angeles Time
--------------------------------------------------------------
 Financial Planning                 The Chicago Tribune
--------------------------------------------------------------
 Investment Adviser
--------------------------------------------------------------
 Investment Management Weekly
--------------------------------------------------------------


Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.


YIELD INFORMATION

Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the other options will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The yields and effective yields assume the deduction of all

--------------------------------------------------------------------------------
                                                       INVESTMENT PERFORMANCE 95
--------------------------------------------------------------------------------


contract charges and expenses other than the annual administrative charge, withdrawal charge, and any charge for taxes such as premium tax. For more information, see "Alliance Money Market Option and other Yield information" in the SAI.

--------------------------------------------------------------------------------
96  Incorporation of certain documents by reference
--------------------------------------------------------------------------------


10
Incorporation of certain documents by reference


      Equitable Life's annual report on Form 10-K for the year ended December 31, 1998 and a current report on Form 8-K dated April 9, 1999, are considered to be a part of this prospectus because they are incorporated by reference.

      After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") will be considered to become part of this prospectus because they are incorporated by reference.

      Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation, will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

      We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

      Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).

--------------------------------------------------------------------------------
                                             APPENDIX I: ORIGINAL CONTRACTS  A-1
--------------------------------------------------------------------------------


Appendix I: Original contracts


Original Contracts are EQUI-VEST contracts under which the contract owner has not elected to add Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield, Alliance Growth and Income, Alliance Equity Index, Alliance Global, Alliance International, Alliance Small Cap Growth, Alliance Conservative Investors, Alliance Growth Investors options and any of the EQ Advisors Trust variable investment options as investment options.

SELECTING YOUR INVESTMENT METHOD. If you own an original contract, only the guaranteed interest option and the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock options are available. In most cases, you may request that we add additional variable investment options to your original contract. We reserve the right to deny your request.

TRANSFERRING YOUR ACCOUNT VALUE. If you own an original contract, including original contract owners who elect to amend their contract by selecting maximum transfer flexibility, the Alliance Money Market option is always available. However, we will not permit transfers into the Alliance Money Market option from any other investment option. There will not be any other transfer limitations under your original contract.

--------------------------------------------------------------------------------
                               APPENDIX II: CONDENSED FINANCIAL INFORMATION  B-1
--------------------------------------------------------------------------------


The following tables show the accumulation unit values and the number of outstanding units for each variable investment option under each contract series at the last business day of the periods shown. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.


SERIES 300 AND 400 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION





---------------------------------------------------------------------------------------------------------------
                                                                      December 31,
                                              -----------------------------------------------------------------
                                              1994          1995           1996           1997          1998
---------------------------------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST
  OPTIONS
---------------------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock
---------------------------------------------------------------------------------------------------------------
   Unit value                                 $ 95.45       $123.95       $149.41       $163.33       $161.59
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)            664         1,310         2,468         3,226         3,342
---------------------------------------------------------------------------------------------------------------
 Alliance Balanced
---------------------------------------------------------------------------------------------------------------
   Unit value                                 $ 91.64       $108.26       $119.26       $135.29       $157.63
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)            289           386           548           655           752
---------------------------------------------------------------------------------------------------------------
 Alliance Common Stock
---------------------------------------------------------------------------------------------------------------
   Unit value                                 $ 97.03       $126.78       $155.42       $198.12       $252.88
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)            948         1,989         3,457         4,765         5,808
---------------------------------------------------------------------------------------------------------------
 Alliance Conservative Investors
---------------------------------------------------------------------------------------------------------------
   Unit value                                 $ 95.10       $112.97       $117.25       $130.98       $147.17
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)            325           491           567           553           661
---------------------------------------------------------------------------------------------------------------
 Alliance Equity Index
---------------------------------------------------------------------------------------------------------------
   Unit value                                 $100.95       $135.94       $164.12       $214.66       $271.24
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)             47           592         1,486         2,686         3,805
---------------------------------------------------------------------------------------------------------------
 Alliance Global
---------------------------------------------------------------------------------------------------------------
   Unit value                                 $104.12       $122.06       $138.00       $151.87       $182.50
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          1,305         2,121         2,995         3,369         3,395
---------------------------------------------------------------------------------------------------------------
 Alliance Growth & Income
---------------------------------------------------------------------------------------------------------------
   Unit value                                 $ 98.86       $121.02       $143.37       $179.30       $213.81
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)            210           498           975         1,800         2,475
---------------------------------------------------------------------------------------------------------------
 Alliance Growth Investors
---------------------------------------------------------------------------------------------------------------
   Unit value                                 $ 96.31       $120.08       $133.40       $153.69       $180.63
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          1,023         2,113         3,325         3,704         3,962
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B-2  APPENDIX II: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


SERIES 300 AND 400 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION (CONTINUED)




---------------------------------------------------------------------------------------------------------------
                                                                      December 31,
                                            -------------------------------------------------------------------
                                              1994          1995           1996        1997           1998
---------------------------------------------------------------------------------------------------------------
 Alliance High Yield
---------------------------------------------------------------------------------------------------------------
   Unit value                               $ 95.88       $113.44       $137.53       $160.74       $150.42
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)           99           209           444           831         1,164
---------------------------------------------------------------------------------------------------------------
 Alliance Intermediate Government
  Securities
---------------------------------------------------------------------------------------------------------------
   Unit value                               $ 98.19       $109.80       $112.40       $118.98       $126.48
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)           32            89           146           202           314
---------------------------------------------------------------------------------------------------------------
 Alliance International
---------------------------------------------------------------------------------------------------------------
   Unit value                                     -       $104.15       $112.83       $107.92       $117.72
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)            -           141           763           968           971
---------------------------------------------------------------------------------------------------------------
 Alliance Money Market
---------------------------------------------------------------------------------------------------------------
   Unit value                               $102.61       $107.04       $111.21       $115.66       $120.19
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)           63            81           165           146           262
---------------------------------------------------------------------------------------------------------------
 Alliance Quality Bond
---------------------------------------------------------------------------------------------------------------
   Unit value                               $ 93.87       $108.38       $112.65       $121.30       $130.07
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)           53           135           196           283           557
---------------------------------------------------------------------------------------------------------------
 Alliance Small Cap Growth
---------------------------------------------------------------------------------------------------------------
   Unit value                                     -             -             -       $125.55       $118.57
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)            -             -             -           488         1,101
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               APPENDIX II: CONDENSED FINANCIAL INFORMATION  B-3
--------------------------------------------------------------------------------


SERIES 300 AND 400 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION (CONTINUED)



--------------------------------------------------------------------------------
                                                December 31,        December 31,
                                                   1997               1998
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
--------------------------------------------------------------------------------
 MFS Emerging Growth Companies
--------------------------------------------------------------------------------
   Unit value                                  $121.34              $161.04
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             256                1,090
--------------------------------------------------------------------------------
 MFS Research
--------------------------------------------------------------------------------
   Unit value                                  $115.01              $140.83
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             236                  720
--------------------------------------------------------------------------------
 Merrill Lynch Basic Value Equity
--------------------------------------------------------------------------------
   Unit value                                  $115.97              $127.67
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             145                  444
--------------------------------------------------------------------------------
 Merrill Lynch World Strategy
--------------------------------------------------------------------------------
   Unit value                                  $103.77              $109.37
--------------------------------------------------------------------------------
   Number of units outstanding (000's)              52                   84
--------------------------------------------------------------------------------
 Morgan Stanley Emerging Markets Equity
--------------------------------------------------------------------------------
   Unit value                                  $ 79.41              $ 57.18
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             109                  217
--------------------------------------------------------------------------------
 EQ/Putnam Balanced
--------------------------------------------------------------------------------
   Unit value                                  $113.46              $125.16
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             109                  275
--------------------------------------------------------------------------------
 EQ/Putnam Growth & Income Value
--------------------------------------------------------------------------------
   Unit value                                  $115.17              $128.20
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             250                  581
--------------------------------------------------------------------------------
 T. Rowe Price Equity Income
--------------------------------------------------------------------------------
   Unit value                                  $121.04              $130.25
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             475                1,070
--------------------------------------------------------------------------------
 T. Rowe Price International Stock
--------------------------------------------------------------------------------
   Unit value                                  $ 97.61              $109.49
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             387                  671
--------------------------------------------------------------------------------
 Warburg Pincus Small Company Value
--------------------------------------------------------------------------------
   Unit value                                  $118.06              $104.82
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             577                  859
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B-4  APPENDIX II: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


SERIES 500 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION


--------------------------------------------------------------------------------
                                                  December 31,
                                                      1998
--------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
--------------------------------------------------------------------------------
 Alliance Aggressive Stock
--------------------------------------------------------------------------------
   Unit value                                       $ 90.25
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                    1
--------------------------------------------------------------------------------
 Alliance Balanced
--------------------------------------------------------------------------------
   Unit value                                       $102.39
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                    -
--------------------------------------------------------------------------------
 Alliance Common Stock
--------------------------------------------------------------------------------
   Unit value                                       $102.87
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                    5
--------------------------------------------------------------------------------
 Alliance Conservative Investors
--------------------------------------------------------------------------------
   Unit value                                       $102.74
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                    -
--------------------------------------------------------------------------------
 Alliance Equity Index
--------------------------------------------------------------------------------
   Unit value                                       $103.68
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                    2
--------------------------------------------------------------------------------
 Alliance Global
--------------------------------------------------------------------------------
   Unit value                                       $ 98.37
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                    -
--------------------------------------------------------------------------------
 Alliance Growth & Income
--------------------------------------------------------------------------------
   Unit value                                       $102.73
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                    1
--------------------------------------------------------------------------------
 Alliance Growth Investors
--------------------------------------------------------------------------------
   Unit value                                       $101.93
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                    1
--------------------------------------------------------------------------------
 Alliance High Yield
--------------------------------------------------------------------------------
   Unit value                                       $ 89.20
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                    -
--------------------------------------------------------------------------------
 Alliance Intermediate Government Securities
--------------------------------------------------------------------------------
   Unit value                                       $103.32
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                    -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               APPENDIX II: CONDENSED FINANCIAL INFORMATION  B-5
--------------------------------------------------------------------------------


SERIES 500 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION (CONTINUED)




--------------------------------------------------------------------------------
                                             December 31,
                                                 1998
--------------------------------------------------------------------------------
 Alliance International
--------------------------------------------------------------------------------
   Unit value                                  $ 93.00
--------------------------------------------------------------------------------
   Number of units outstanding (000's)               1
--------------------------------------------------------------------------------
 Alliance Money Market
--------------------------------------------------------------------------------
   Unit value                                  $101.68
--------------------------------------------------------------------------------
   Number of units outstanding (000's)               -
--------------------------------------------------------------------------------
 Alliance Quality Bond
--------------------------------------------------------------------------------
   Unit value                                  $103.62
--------------------------------------------------------------------------------
   Number of units outstanding (000's)               -
--------------------------------------------------------------------------------
 Alliance Small Cap Growth
--------------------------------------------------------------------------------
   Unit value                                  $ 86.93
--------------------------------------------------------------------------------
   Number of units outstanding (000's)               1
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
--------------------------------------------------------------------------------
 MFS Emerging Growth Companies
--------------------------------------------------------------------------------
   Unit value                                  $103.41
--------------------------------------------------------------------------------
   Number of units outstanding (000's)               1
--------------------------------------------------------------------------------
 MFS Research
--------------------------------------------------------------------------------
   Unit value                                  $ 98.99
--------------------------------------------------------------------------------
   Number of units outstanding (000's)               1
--------------------------------------------------------------------------------
 Merrill Lynch Basic Value Equity
--------------------------------------------------------------------------------
   Unit value                                  $ 97.80
--------------------------------------------------------------------------------
   Number of units outstanding (000's)               -
--------------------------------------------------------------------------------
 Merrill Lynch World Strategy
--------------------------------------------------------------------------------
   Unit value                                  $ 94.86
--------------------------------------------------------------------------------
   Number of units outstanding (000's)               -
--------------------------------------------------------------------------------
 Morgan Stanley Emerging Markets Equity
--------------------------------------------------------------------------------
   Unit value                                  $ 81.40
--------------------------------------------------------------------------------
   Number of units outstanding (000's)               -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B-6  APPENDIX II: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


SERIES 500 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION (CONTINUED)




--------------------------------------------------------------------------------
                                          December 31,
                                              1998
--------------------------------------------------------------------------------
 EQ/Putnam Balanced
--------------------------------------------------------------------------------
   Unit value                               $101.05
--------------------------------------------------------------------------------
   Number of units outstanding (000's)            -
--------------------------------------------------------------------------------
 EQ/Putnam Growth & Income Value
--------------------------------------------------------------------------------
   Unit value                               $100.48
--------------------------------------------------------------------------------
   Number of units outstanding (000's)            -
--------------------------------------------------------------------------------
 T. Rowe Price Equity Income
--------------------------------------------------------------------------------
   Unit value                               $101.00
--------------------------------------------------------------------------------
   Number of units outstanding (000's)            -
--------------------------------------------------------------------------------
 T. Rowe Price International Stock
--------------------------------------------------------------------------------
   Unit value                               $ 94.04
--------------------------------------------------------------------------------
   Number of units outstanding (000's)            -
--------------------------------------------------------------------------------
 Warburg Pincus Small Company Value
--------------------------------------------------------------------------------
   Unit value                               $ 82.78
--------------------------------------------------------------------------------
   Number of units outstanding (000's)            -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               APPENDIX II: CONDENSED FINANCIAL INFORMATION  B-7
--------------------------------------------------------------------------------


SERIES 100 AND 200 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION





-------------------------------------------------------------------------------------
                                                December 31,
-------------------------------------------------------------------------------------
                              1989        1990        1991        1992        1993
-------------------------------------------------------------------------------------
 THE HUDSON
  RIVER TRUST
  OPTIONS
-------------------------------------------------------------------------------------
 Alliance Aggressive
  Stock
-------------------------------------------------------------------------------------
  Unit value               $ 25.86    $ 27.36   $  50.51    $  48.30    $  55.68
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)        8,134      9,545    12,962      17,986      21,496
-------------------------------------------------------------------------------------
 Alliance Balanced
-------------------------------------------------------------------------------------
  Unit value               $ 19.69    $ 19.40   $  27.17    $  26.04    $  28.85
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)       16,810     19,423     21,100      25,975      31,259
-------------------------------------------------------------------------------------
 Alliance Common
  Stock
-------------------------------------------------------------------------------------
  Unit value               $ 83.40    $ 75.67   $ 102.76    $ 104.63    $ 128.81
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)        8,645      9,670     10,292      11,841      13,917
-------------------------------------------------------------------------------------
 Alliance
  Conservative
  Investors
-------------------------------------------------------------------------------------
  Unit value                     -          -         -           -           -
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)            -          -         -           -           -
-------------------------------------------------------------------------------------
 Alliance Equity Index
-------------------------------------------------------------------------------------
  Unit value                     -          -         -           -           -
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)            -          -         -           -           -
-------------------------------------------------------------------------------------
 Alliance Global
-------------------------------------------------------------------------------------
  Unit value                     -          -         -           -           -
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)            -          -         -           -           -
-------------------------------------------------------------------------------------
 Alliance Growth &
  Income
-------------------------------------------------------------------------------------
  Unit value                     -          -         -           -           -
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)            -          -         -           -           -
-------------------------------------------------------------------------------------
 Alliance Growth
  Investors
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)            -          -         -           -           -
-------------------------------------------------------------------------------------
  Unit value                     -          -         -           -           -
  Number of units
  outstanding (000's)            -          -         -           -           -
-------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                December 31,
--------------------------------------------------------------------------------
                           1994        1995       1996      1997       1998
--------------------------------------------------------------------------------
 THE HUDSON
  RIVER TRUST
  OPTIONS
--------------------------------------------------------------------------------
 Alliance Aggressive
  Stock
--------------------------------------------------------------------------------
  Unit value              $ 52.88    $ 68.73    $ 82.91    $ 90.75    $ 89.92
--------------------------------------------------------------------------------
  Number of units
  outstanding (000's)      24,787     25,821     27,945     28,030     25,634
--------------------------------------------------------------------------------
 Alliance Balanced
--------------------------------------------------------------------------------
  Unit value              $ 26.18    $ 30.92    $ 34.06    $ 38.66    $ 45.07
--------------------------------------------------------------------------------
  Number of units
  outstanding (000's)      32,664     30,212     28,319     26,036     24,361
--------------------------------------------------------------------------------
 Alliance Common
  Stock
--------------------------------------------------------------------------------
  Unit value              $124.32    $162.42    $199.05    $253.68    $323.75
--------------------------------------------------------------------------------
  Number of units
  outstanding (000's)      15,749     16,292     16,933     17,386     17,231
--------------------------------------------------------------------------------
 Alliance
  Conservative
  Investors
--------------------------------------------------------------------------------
  Unit value              $ 95.10    $112.97    $117.25    $130.98    $147.17
--------------------------------------------------------------------------------
   Number of units
  outstanding (000's)         325        491        567        553        661
--------------------------------------------------------------------------------
 Alliance Equity Index
--------------------------------------------------------------------------------
  Unit value              $100.95    $135.94    $164.12    $214.66    $271.24
--------------------------------------------------------------------------------
  Number of units
  outstanding (000's)          47        592      1,486      2,686      3,805
--------------------------------------------------------------------------------
 Alliance Global
--------------------------------------------------------------------------------
  Unit value              $104.12    $122.06    $138.00    $151.87    $182.50
--------------------------------------------------------------------------------
  Number of units
  outstanding (000's)       1,305      2,121      2,995      3,369      3,395
--------------------------------------------------------------------------------
 Alliance Growth &
  Income
--------------------------------------------------------------------------------
  Unit value              $ 98.86    $121.02    $143.37    $179.30    $213.81
--------------------------------------------------------------------------------
  Number of units
  outstanding (000's)         210        498        975      1,800      2,475
--------------------------------------------------------------------------------
 Alliance Growth
  Investors
--------------------------------------------------------------------------------
  Unit value              $ 96.31    $120.08    $133.40    $153.69    $180.63
--------------------------------------------------------------------------------
  Number of units
  outstanding (000's)       1,023      2,113      3,325      3,704      3,962
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B-8  APPENDIX II: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


SERIES 100 AND 200 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION (CONTINUED)



-------------------------------------------------------------------------------------
                                               December 31,
-------------------------------------------------------------------------------------
                             1989        1990      1991         1992          1993
-------------------------------------------------------------------------------------
 Alliance High Yield
-------------------------------------------------------------------------------------
  Unit value                   -          -          -            -            -
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)          -          -          -            -            -
-------------------------------------------------------------------------------------
 Alliance
  Intermediate
  Government
  Securities
-------------------------------------------------------------------------------------
  Unit value                   -          -          -            -            -
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)          -          -          -            -            -
-------------------------------------------------------------------------------------
 Alliance
  International
-------------------------------------------------------------------------------------
  Unit value                   -          -          -            -            -
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)          -          -          -            -            -
-------------------------------------------------------------------------------------
 Alliance Money
  Market
-------------------------------------------------------------------------------------
  Unit value              $21.89     $23.38     $24.48       $25.01       $25.41
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)      1,045      1,307      1,325        1,201        1,065
-------------------------------------------------------------------------------------
 Alliance Quality
  Bond
-------------------------------------------------------------------------------------
  Unit value                   -          -          -            -            -
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)          -          -          -            -            -
-------------------------------------------------------------------------------------
 Alliance Small Cap
  Growth
-------------------------------------------------------------------------------------
  Unit value                   -          -          -            -            -
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)          -          -          -            -            -
-------------------------------------------------------------------------------------
 EQ Advisors Trust
  Options
-------------------------------------------------------------------------------------
 MFS Emerging
  Growth
  Companies
-------------------------------------------------------------------------------------
  Unit value                   -          -          -            -            -
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)          -          -          -            -            -
-------------------------------------------------------------------------------------
 MFS Research
-------------------------------------------------------------------------------------
  Unit value                   -          -          -            -            -
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)          -          -          -            -            -
-------------------------------------------------------------------------------------



                                                 December 31,
-------------------------------------------------------------------------------------
                           1994         1995         1996         1997        1998
-------------------------------------------------------------------------------------
 Alliance High Yield
  Unit value              $95.88        $113.44     $137.53     $160.74     $150.42
-------------------------------------------------------------------------------------
  Number of units
-------------------------------------------------------------------------------------
  outstanding (000's)         99            209         444         831       1,164
-------------------------------------------------------------------------------------
 Alliance
  Intermediate
  Government
  Securities
-------------------------------------------------------------------------------------
  Unit value              $98.19        $109.80     $112.40     $118.98     $126.48
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)         32             89         146         202         314
-------------------------------------------------------------------------------------
 Alliance
  International
-------------------------------------------------------------------------------------
  Unit value                   -         104.15      112.83     $107.92     $117.72
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)          -            141         763         968         971
-------------------------------------------------------------------------------------
 Alliance Money
  Market
-------------------------------------------------------------------------------------
  Unit value              $26.08        $ 27.22     $ 28.28     $ 29.41     $ 30.55
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)      1,000          1,021       1,013         973       1,261
-------------------------------------------------------------------------------------
 Alliance Quality
  Bond
-------------------------------------------------------------------------------------
  Unit value              $93.87        $108.38     $112.65     $121.30     $130.07
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)         53            135         196         283         557
-------------------------------------------------------------------------------------
 Alliance Small Cap
  Growth
-------------------------------------------------------------------------------------
  Unit value                   -              -           -     $125.55     $118.57
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)          -              -           -         488       1,101
-------------------------------------------------------------------------------------
 EQ Advisors Trust
  Options
-------------------------------------------------------------------------------------
 MFS Emerging
  Growth
  Companies
-------------------------------------------------------------------------------------
  Unit value                   -              -           -     $161.04     $121.34
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)          -              -           -       1,090         256
-------------------------------------------------------------------------------------
 MFS Research
-------------------------------------------------------------------------------------
  Unit value                   -              -           -     $140.83     $115.01
-------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)          -              -           -         720         236
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               APPENDIX II: CONDENSED FINANCIAL INFORMATION  B-9
--------------------------------------------------------------------------------


SERIES 100 AND 200 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION (CONTINUED)




------------------------------------------------------------------------------------------------------------------------
                                                                  December 31,
------------------------------------------------------------------------------------------------------------------------
                           1989     1990     1991     1992     1993     1994     1995     1996       1997         1998
------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch Basic
  Value Equity
------------------------------------------------------------------------------------------------------------------------
  Unit value                -        -        -        -        -        -        -        -       $127.67     $115.97
------------------------------------------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)       -        -        -        -        -        -        -        -           444         145
------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch World
  Strategy
------------------------------------------------------------------------------------------------------------------------
  Unit value                -        -        -        -        -        -        -        -       $109.37     $103.77
------------------------------------------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)       -        -        -        -        -        -        -        -            84          52
------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley
  Emerging Market
  Equity
------------------------------------------------------------------------------------------------------------------------
  Unit value                -        -        -        -        -        -        -        -       $ 57.18     $ 79.41
------------------------------------------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)       -        -        -        -        -        -        -        -           217         109
------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Balanced
------------------------------------------------------------------------------------------------------------------------
  Unit value                -        -        -        -        -        -        -        -       $125.16     $113.46
------------------------------------------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)       -        -        -        -        -        -        -        -           275         109
------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth &
  Income Value
------------------------------------------------------------------------------------------------------------------------
  Unit value                -        -        -        -        -        -        -        -       $115.17     $128.20
------------------------------------------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)       -        -        -        -        -        -        -        -           250         581
------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity
  Income
------------------------------------------------------------------------------------------------------------------------
  Unit value                -        -        -        -        -        -        -        -       $121.04     $130.25
------------------------------------------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)       -        -        -        -        -        -        -        -           475       1,070
------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price
  International
  Stock
------------------------------------------------------------------------------------------------------------------------
  Unit value                -        -        -        -        -        -        -        -       $109.49     $ 97.61
------------------------------------------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)       -        -        -        -        -        -        -        -           671         387
------------------------------------------------------------------------------------------------------------------------
 Warburg Pincus
  Small Company
  Value
------------------------------------------------------------------------------------------------------------------------
  Unit value                -        -        -        -        -        -        -        -       $104.82     $118.06
------------------------------------------------------------------------------------------------------------------------
  Number of units
  outstanding (000's)       -        -        -        -        -        -        -        -           859         577
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE  C-1
--------------------------------------------------------------------------------


Appendix III: Market value adjustment example


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 had been invested on June 14, 1999 to a fixed maturity option with a maturity date of June 15, 2008 (i.e., nine years later) at a rate to maturity of 7.00%, resulting in a maturity value at the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2003.




------------------------------------------------------------------------------------------------------
                                                           Assumed Rate to maturity on June 15, 2003
                                                     -------------------------------------------------
                                                                       5.00%       9.00%
------------------------------------------------------------------------------------------------------
 As of June 15, 2003 (before withdrawal)
------------------------------------------------------------------------------------------------------
(1) Market adjusted amount                                           $144,048    $119,487
------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount                                            $131,080    $131,080
------------------------------------------------------------------------------------------------------
(3) Market value adjustment:
   (1) - (2)                                                         $ 12,968    $(11,593)
------------------------------------------------------------------------------------------------------
 On June 15, 2003 (after withdrawal)
------------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with withdrawal:
   (3) x [$50,000/(1)]                                               $  4,501    $ (4,851)
------------------------------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount
   [$50,000 - (4)]                                                   $ 45,499    $ 54,851
------------------------------------------------------------------------------------------------------
(6) Fixed maturity amount (2) - (5)                                  $ 85,581    $ 76,229
------------------------------------------------------------------------------------------------------
(7) Maturity value                                                   $120,032    $106,915
------------------------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                                    $ 94,048    $ 69,487
------------------------------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a positive market value adjustment is realized.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Statement of additional information


TABLE OF CONTENTS




                                                    Page
Required Minimum Distributions Option                2
Accumulation Unit Values                             2
Calculation of Annuity Payments                      2
The Reorganization                                   4
Custodian and Independent Accountants                4
Alliance Money Market Option Yield Information       4
Other Yield Information                              5
Key Factors in Retirement Planning                   5
Long-Term Market Trends                              9
Financial Statements                                11


How to Obtain an EQUI-VEST Statement of Additional Information for Separate Account A

Call 1-800-628-6673 or send this request form to:
  EQUI-VEST
  Processing Office
  The Equitable Life
  P.O. Box 2996
  New York, NY 10116-2996
--------------------------------------------------------------------------------

Please send me an EQUI-VEST Statement of Additional Information dated May 3,
1999.
(Combination variable and fixed deferred annuity)


--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Address:


--------------------------------------------------------------------------------
City            State              Zip







888-1175

EQUI-VEST(Reg. TM)
Employer-Sponsored Retirement Programs


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectuses for The Hudson River Trust and EQ Advisors Trust which contain important information about their Portfolios.

PROSPECTUS DATED MAY 3, 1999


--------------------------------------------------------------------------------

What is EQUI-VEST? EQUI-VEST is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options and our guaranteed interest option ("investment options").

----------------------------------------------------------------------------
   VARIABLE INVESTMENT OPTIONS
----------------------------------------------------------------------------
   FIXED INCOME OPTIONS:
----------------------------------------------------------------------------
   DOMESTIC FIXED INCOME                  AGGRESSIVE FIXED INCOME
----------------------------------------------------------------------------
   o Alliance Money Market                o Alliance High Yield
   o Alliance Intermediate
     Government Securities
   o Alliance Quality Bond
----------------------------------------------------------------------------
   EQUITY OPTIONS:
----------------------------------------------------------------------------
   DOMESTIC EQUITY                        INTERNATIONAL EQUITY
----------------------------------------------------------------------------
   o T. Rowe Price Equity Income          o Alliance Global
   o EQ/Putnam Growth & Income            o Alliance International
     Value                                o T. Rowe Price International
   o Alliance Growth & Income               Stock
   o Alliance Equity Index                o Morgan Stanley Emerging
   o Merrill Lynch Basic Value Equity       Markets Equity
   o Alliance Common Stock
   o MFS Research
----------------------------------------------------------------------------
   AGGRESSIVE EQUITY
----------------------------------------------------------------------------
   o Alliance Aggressive Stock            o Alliance Small Cap Growth
   o Warburg Pincus Small                 o MFS Emerging Growth
     Company Value                          Companies
----------------------------------------------------------------------------
   ASSET ALLOCATION OPTIONS:
----------------------------------------------------------------------------
   o Alliance Conservative Investors      o Alliance Growth Investors
   o EQ/Putnam Balanced                   o Merrill Lynch World Strategy
   o Alliance Balanced


You may allocate amounts to any of the variable investment options. They, in turn, invest in a corresponding securities portfolio ("Portfolio") of The Hudson River Trust or EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. Each variable investment option is a subaccount of our Separate Account A.

GUARANTEED INTEREST OPTION. You may allocate amounts to the guaranteed interest option. This option is part of our general account and pays interest at guaranteed rates.


TYPES OF CONTRACTS. We offer different "series" of contracts for use as:

Employer funded traditional IRAs:

o   A simplified employee pension plan ("SEP") sponsored by an employer.

o SEPs funded by salary reduction arrangements ("SARSEPs") for plans established by employers before January 1, 1997. Although we still issue these contracts to employees whose employer's plans enrolled on this basis, plans of this type are no longer available under EQUI-VEST to new employer groups without existing plans.

o   SIMPLE IRAs funded by employee salary reduction and employer contributions.

Other employer-sponsored contracts:


o Trusteed contracts to fund defined contribution "HR-10" or "Keogh" plans of employers who are sole proprietorships, partnerships, or business trusts, or plans of corporations.

o An Internal Revenue Code Section 403(b) Tax Sheltered Annuity (basic "TSA") for public schools and nonprofit entities under Internal Revenue Code
    Section 501(c)(3).

o A TSA annuity issued to participants of TSA plans generally sponsored by universities, ("University TSA") that prohibits loans and has restrictions not included in a basic TSA.

o To fund Internal Revenue Code Section 457 employee deferred compensation ("EDC") plans of state and municipal governments and other tax-exempt organizations.

o   Annuitant-Owned contracts to fund defined contribution HR-10 or Keogh plans.

Minimum contribution amounts of $20 may be made under the contract.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 3, 1999, is a part of the registration statement. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1 (800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
2    CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------


Contents of this prospectus


--------------------------------------------------------------------------------


EQUI-VEST(Reg. TM)


---------------------------------------------------------
Index of key words and phrases                               4
Who is Equitable Life?                                       6
How to reach us                                              7
EQUI-VEST employer-sponsored retirement programs
   at a glance -- key features                              10


--------------------------------------------------------------
FEE TABLE                                                   13
--------------------------------------------------------------
EQUI-VEST series 300 and 400                                13
EQUI-VEST series 200 contracts                              19
EQUI-VEST series 100 contracts                              26
Condensed financial information                             31
--------------------------------------------------------------


--------------------------------------------------------------
1
CONTRACT FEATURES AND BENEFITS                              32
--------------------------------------------------------------
How you can purchase and contribute to your contract        32
Owner and annuitant requirements                            33
How you can make your contributions                         33
What are your investment options under the contract?        34
Selecting your investment method                            36
ERISA considerations for employers                          37
Allocating your contributions                               37
Your right to cancel within a certain number of days        37


--------------------------------------------------------------
2
DETERMINING YOUR CONTRACT'S VALUE                           39
--------------------------------------------------------------
Your account value                                          39
Your contract's value in the variable
   investment options                                       39
Your contract's value in the guaranteed interest option     39

--------------------------------------------------------------------------------

"We," "our" and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

--------------------------------------------------------------------------------
                                                 CONTENTS OF THIS PROSPECTUS   3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


-------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG
   INVESTMENT OPTIONS                                      40
-------------------------------------------------------------
Transferring your account value                            40
Automatic transfer options investment simplifier           40
Rebalancing your account value                             41


-------------------------------------------------------------
4
ACCESSING YOUR MONEY                                       42
-------------------------------------------------------------
Withdrawing your account value                             42
Loans under TSA and Corporate Trusteed contracts           43
When we may terminate your contract                        44
Texas ORP participants                                     44
When to expect payments                                    44
Choosing your annuity payout options                       45


-------------------------------------------------------------
5
CHARGES AND EXPENSES                                       47
-------------------------------------------------------------
Charges that Equitable Life deducts                        47
Charges that the trusts deduct                             53
Group or sponsored arrangements                            53
Other distribution arrangements                            54


-------------------------------------------------------------
6
PAYMENT OF DEATH BENEFIT                                   55
-------------------------------------------------------------
Your beneficiary and payment of benefit                    55
How death benefit payment is made                          55
-------------------------------------------------------------


-------------------------------------------------------------
7
TAX INFORMATION                                            56
-------------------------------------------------------------
Tax information and ERISA matters                          56
   Special rules for tax-favored retirement programs       56
   Qualified plans                                         56
   Tax-sheltered annuity arrangements (TSAs)               57
   Distributions from Qualified Plans and TSAs             59
   Simplified Employee Pensions (SEPs)                     61
   SIMPLE IRAs (Savings Incentive Match Plan)              61
   Public and tax-exempt organization employee
      deferred compensation plans (EDC Plans)              63
   Traditional Individual Retirement Annuities
      (Traditional IRAs)                                   64
   ERISA matters                                           72
   Certain rules applicable to plans designed to comply
      with Section 404(c) of ERISA                         72
   Federal and state income tax withholding and
      information reporting                                73
   Impact of taxes to Equitable Life                       74


-------------------------------------------------------------
8
MORE INFORMATION                                           75
-------------------------------------------------------------
About our Separate Account A                               75
About The Hudson River Trust and EQ Advisors Trust         75
About the general account                                  76
About other methods of payment                             76
Dates and prices at which contract events occur            77
About your voting rights                                   77
About our year 2000 progress                               78
About legal proceedings                                    79
About our independent accountants                          79
Transfers of ownership, collateral assignments, loans,
   and borrowing                                           79
Funding changes                                            79
Distribution of the contracts                              79


-------------------------------------------------------------
9
INVESTMENT PERFORMANCE                                     81
-------------------------------------------------------------
Benchmarks                                                 81
Communicating performance data                             91


-------------------------------------------------------------
APPENDICES
-------------------------------------------------------------
I - Original contracts                                      A-1
II - Condensed financial information                        B-1


-------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
   TABLE OF CONTENTS
-------------------------------------------------------------

--------------------------------------------------------------------------------
4     INDEX OF KEY WORDS AND PHRASES
--------------------------------------------------------------------------------


Index of key words and phrases


--------------------------------------------------------------------------------


This index should help you locate more information on the terms used in this prospectus.


                                      PAGE
 account value                         39
 annuitant                             37
 annuity payout options                45
 Annuitant-Owned HR-10               cover
 beneficiary                           55
 business day                          77
 Code                                  32
 cash value                            39
 contract date                         11
 contract date anniversary             11
 contract year                         11
 contributions                         32
 DOL                                   56
 EDC                                 cover
 elective deferral contributions       57
 guaranteed interest option            36
 IRA                                 cover
 IRS                                   33


                                      PAGE
 investment options                    34
 nonelective contribution              57
 Portfolio                           cover
 Processing Office                     7
 recharacterized                       64
 Required Beginning Date               70
 SAI                                 cover
 SEC                                 cover
 Salary reduction contributions        57
 SARSEP                              cover
 SEP                                 cover
 SIMPLE IRA                          cover
 TOPS                                  7
 Trusteed contracts                  cover
 TSA                                 cover
 unit                                  39
 unit investment trust                 75
 variable investment options           34


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your Equitable associate can provide further explanation about your contract.



--------------------------------------------------------------------------------
 PROSPECTUS                      CONTRACT ON SUPPLEMENTAL MATERIALS
--------------------------------------------------------------------------------
  variable investment options   Investment Funds or Investment Divisions
  account value                 Annuity Account Value
  guaranteed interest option    Guaranteed Interest Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          INDEX OF KEY WORDS AND PHRASES       5
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


In this prospectus, we use a "series" number when necessary to identify a particular contract. We discuss four series of contracts. However, only three are available for new purchasers. Once you have purchased a contract you can identify the EQUI-VEST series you have by referring to your confirmation notice, or you may contact your Equitable associate, or you may call our toll-free number. The series designations are as follows:

-----------------------------------------------------------------------------------------------------------------
   o TSA, SEP, SARSEP, EDC, Annuitant-Owned HR-10 and Trusteed contracts               series 100
     issued before August 17, 1995.
                                                                                       This series is no longer
                                                                                       available for new
                                                                                       purchasers.
                                                                                       Information in this
                                                                                       prospectus is provided
                                                                                       for our existing series
                                                                                       100 contract owners
                                                                                       only.
-----------------------------------------------------------------------------------------------------------------
   o TSA, EDC, Annuitant-Owned HR-10 and Trusteed contracts issued on or               series 200
     after August 17, 1995. SEP and SARSEP contracts issued on or after
     August 17, 1995 and before November 1, 1995 and currently in a state              This series is available
     where the series 300 contract has not been approved.                              for new purchasers of
                                                                                       TSA, EDC, Annuitant-
                                                                                       Owned HR-10 and
                                                                                       Trusteed contracts and
                                                                                       SEP contracts only in
                                                                                       Oregon, Maryland and
                                                                                       Washington.
-----------------------------------------------------------------------------------------------------------------
   o SEP contracts issued on or after November 1, 1995 in states which have            series 300
     approved the Series 300 contract.
-----------------------------------------------------------------------------------------------------------------
   o SIMPLE IRA contracts in all approved states. (We reserve the right to issue a     series 400
     series 200 or 300 SIMPLE IRA contract, as necessary, for states not approving the series 400 version.)
-----------------------------------------------------------------------------------------------------------------


We also have contracts that we refer to as "original contracts." These contracts are no longer available for new purchasers. Any information about original contracts which is different from the current series we offer can be found in Appendix I, which will be referenced throughout this prospectus when it applies.

--------------------------------------------------------------------------------
6    WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------


Who is Equitable Life?


--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated ("Equitable Companies"), whose majority shareholder is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contracts. During 1999, Equitable Companies plans to change its name to AXA Financial, Inc.

Equitable Companies and its consolidated subsidiaries managed approximately $347.5 billion in assets as of December 31, 1998. For over 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

--------------------------------------------------------------------------------
                                                      WHO IS EQUITABLE LIFE?   7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW TO REACH US

You may communicate with our Processing Office as listed below for any of the following purposes:



---------------------------------------------
 FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
---------------------------------------------
 Equitable Life
 EQUI-VEST
 Unit Collections
 P.O. Box 13463
 Newark, New Jersey 07188-0463

---------------------------------------------
 FOR TSA AND CORPORATE TRUSTEED LOAN
 REPAYMENTS SENT BY REGULAR MAIL:
---------------------------------------------
 Equitable Life
 Loan Repayment
 EQUI-VEST Lockbox
 P.O. Box 13496
 Newark, NJ 07188-0496

---------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G.,
 REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
 REQUIRED NOTICES) SENT BY REGULAR MAIL:
---------------------------------------------
 Equitable Life
 EQUI-VEST
 P.O. Box 2996
 New York, NY 10116-2996

---------------------------------------------
 FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
---------------------------------------------
 Equitable Life
 c/o First Chicago
 National Processing Center
 300 Harmon Meadow Boulevard
 3rd Floor
 Secaucus, NJ 07094
 Attn: Box 13463


---------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G.,
 REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
 REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
---------------------------------------------
 Equitable Life
 EQUI-VEST
 200 Plaza Drive,
 2nd Floor
 Secaucus, NJ 07094

---------------------------------------------
 REPORTS WE PROVIDE:
---------------------------------------------

 o  written confirmation of financial transactions;


 o annual and semiannual statements of your contract values based on the calendar year;


 o  statement of your contract values as of the last day of the contract year.

We reserve the right to change the frequency of these reports.


---------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT
 ("TOPS") SYSTEM
---------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. You can obtain information on:


 o  your current account value;


 o  your current allocation percentages;


 o  the number of units you have in the variable investment options.

You can also:


 o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option;


 o  elect the automatic transfer options investment simplifier; and

--------------------------------------------------------------------------------
8    WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 o  change your personal identification number ("PIN").

TOPS is normally available seven days a week, 24 hours a day, by calling toll-free 1 (800) 755-7777. Of course, for reasons beyond our control, the service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we will act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.


----------------------------------------------------------------
 BY INTERNET:
----------------------------------------------------------------
You can also access information about your contract on the Internet. Please visit our website at http://www.equitable.com, and click on EQAccess.


----------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
----------------------------------------------------------------
You may also use our toll-free number 1 (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Fridays until 5:00 p.m. Eastern Time.


----------------------------------------------------------------
 TOLL-FREE TELEPHONE SERVICE:
----------------------------------------------------------------
You may reach us toll-free by calling 1 (800) 841-0801 for a recording of daily unit values for the variable investment options.
----------------------------------------------------------------


You should send all contributions, notices, and requests to our Processing Office at an address above.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

 (1) election of the automatic investment program (not applicable to all contracts);

 (2) election of the automatic transfer options investment simplifier;

 (3) election of the automatic NQ deposit service;

 (4) election of the rebalancing program;

 (5) to obtain a PIN required for TOPS;

 (6) election of required minimum distribution option;

 (7) tax withholding election; and

 (8) transfer/rollover of assets to another carrier.


 WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

 (1) address changes;

 (2) beneficiary changes;

 (3) transfers among investment options;

 (4) withdrawal requests; and

 (5) contract termination;


 TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

 (1) automatic investment program;

 (2) automatic transfer options investment simplifier; and

 (3) rebalancing program.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

--------------------------------------------------------------------------------
                                                      WHO IS EQUITABLE LIFE?   9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. For TSA, SEP, and SIMPLE IRA contracts we need the annuitant's signature and in some cases the Plan Administrator's signature if the Plan requires it.

--------------------------------------------------------------------------------
10 EQUI-VEST EMPLOYER- SPONSORED RETIREMENT PROGRAMS AT A GLANCE -- KEY FEATURES
--------------------------------------------------------------------------------


EQUI-VEST employer- sponsored retirement programs at a glance -- key features


--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL               EQUI-VEST's variable investment options invest in 24 different Portfolios managed by
INVESTMENT                 professional investment advisers.
MANAGEMENT
----------------------------------------------------------------------------------------------------------------------------
GUARANTEED                 o Principal and interest guarantees
INTEREST OPTION            o Interest rates set periodically
----------------------------------------------------------------------------------------------------------------------------
TAX ADVANTAGES             o On earnings inside      No tax on any dividends, interest or capital gains until you
                             the contract            make withdrawals from your contract or receive
                                                     annuity payments.
                           -------------------------------------------------------------------------------------------------
                           o On transfers inside     No tax on transfers among investment options.
                             the contract
                           -------------------------------------------------------------------------------------------------
                           Because you are buying a contract to fund a retirement plan that already provides tax deferral, you should do so for the contract's features and benefits other than tax deferral. The tax deferral of the contract does not provide additional benefits.
----------------------------------------------------------------------------------------------------------------------------
MINIMUM CONTRIBUTION       o $20 each contribution - maximum limits may apply.
AMOUNTS
----------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY       o Lump sum withdrawals

                           o Withdrawals on a periodic basis

                           o Required minimum distribution option

                           o Contract termination

                           Withdrawals are subject to the terms of the plan and may be limited. You may be subject to a withdrawal charge for certain withdrawals. You may also incur income tax and a penalty tax.
----------------------------------------------------------------------------------------------------------------------------
PAYOUT ALTERNATIVES        o Annuity payout options
----------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES        o Dollar cost averaging by automatic transfers
                             -- Interest sweep option
                             -- Fixed dollar option
                           o Automatic investment program (not applicable to all contracts)
                           o Account value rebalancing (quarterly, semiannually and annually)
                           o No charge on transfers among investment options
                           o Waiver of withdrawal charge for disability, confinement to a nursing home and terminal illness (series 300 and 400 only)
----------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES UNDER     o Daily charge on amounts invested in variable investment options for mortality and
SERIES 300 AND 400           expense risks and other expenses at an annual rate of 1.35%.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUI-VEST EMPLOYER- SPONSORED RETIREMENT PROGRAMS AT A GLANCE -- KEY FEATURES 11
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


FEES AND CHARGES UNDER    o Annual administrative charge:
SERIES 300 AND 400          -- $30 currently or during the first two contract
(CONTINUED)                    years 2% of the account value if less
                               ($65 maximum).

                          o Third party transfer or exchange:
                            -- $25 currently ($65 maximum) per occurrence.

                          o No sales charge deducted when you make
                            contributions.

                          o Withdrawal charge:
                            -- series 300, 400, and Trusteed contracts -- 6% of
                               contributions that have been withdrawn if such\ contributions were made in the current and five prior contract years. There is no charge in any contract year in which the amount withdrawn does not exceed 10% of your account value at the time of your withdrawal request minus prior withdrawals in that contract year. There are many circumstances under which the withdrawal charge will not apply. They are discussed under "Charges and expenses" later in this prospectus.

                               -------------------------------------------------
                               The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, and any other required documents and your contribution. Your contract date will be shown in your contract.
                               -------------------------------------------------

                           o We also deduct a charge for taxes such as premium
                             taxes that may be imposed in your state. The charge is generally deducted from the amount applied to an annuity payout option.

                           o We generally deduct a $350 annuity administrative
                             fee from amounts applied to purchase certain life annuity payout options.

                           o Annual expenses of The Hudson River Trust and EQ
                             Advisors Trust Portfolios are calculated as a percentage of the average daily net assets invested in each Portfolio. These expenses include management and advisory fees ranging from 0.31% to 1.15% annually, other expenses, 12b-1 fees of 0.25% annually for EQ
                             Advisors Trust.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12 EQUI-VEST EMPLOYER- SPONSORED RETIREMENT PROGRAMS AT A GLANCE -- KEY FEATURES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


FEES AND CHARGES UNDER
SERIES 100 AND 200
                           o Daily charge on amounts invested in variable
                             investment options for mortality and expense risks and other expenses at annual rates determined by contract series:
                             series 100 -- 1.34%; three options at 1.49%.
                             series 200 -- 1.34%; three options at 1.40%.

                           o Annual administrative charge: $30 maximum.

                           o Third party transfer or exchange: none.

                           o No sales charges are deducted when you make
                             contributions.

                           o Withdrawal charge:

                            -- for EQUI-VEST Trusteed -- 6% of the contributions
                               that have been withdrawn if such contributions were made in the current and five prior contract years, or

                            -- for all other contracts -- 6% generally declining
                               for the first through 12th contract years. The total of all withdrawal charges may not exceed 8% of all contributions made during a specified period before the withdrawal is made.

                           o We also deduct a charge for taxes such as premium
                             taxes that may be imposed in your state. The charge is generally deducted from the amount applied to an annuity payout option.

                           o We generally deduct an annuity administrative fee
                             of up to $350 from amounts applied to purchase certain life annuity payout options.

                           o Annual expenses of The Hudson River Trust and EQ
                             Advisors Trust Portfolios are calculated as a percentage of the average daily net assets invested in each Portfolio. These expenses include management and advisory fees ranging from 0.31% to 1.15% annually, other expenses and, for EQ Advisors Trust, 12b-1 fees of 0.25% annually.

--------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY, OR MAY BE IMPOSED BY EMPLOYERS UNDER THEIR PLANS. MAXIMUM EXPENSE LIMITATIONS APPLY TO CERTAIN VARIABLE INVESTMENT OPTIONS, AND RIGHTS ARE RESERVED TO CHANGE OR WAIVE CERTAIN CHARGES WITHIN SPECIFIED LIMITS. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your Equitable associate, or call us, if you have any questions.

--------------------------------------------------------------------------------
                                                               FEE TABLE      13
--------------------------------------------------------------------------------


Fee table


--------------------------------------------------------------------------------

The fee tables below will help you understand the various charges and expenses that apply to your contract series. The tables reflect charges you will directly incur under the contract, as well as charges and expenses of the Portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus. For a complete description of Portfolio charges and expenses, please see the attached prospectuses for The Hudson River Trust and EQ Advisors Trust.

The guaranteed interest option is not covered by the fee tables and examples. The only charges shown in the tables that apply to the guaranteed interest option are the withdrawal charge, the annual administrative charge, and the third party transfer or exchange fee. Also, an administrative fee may apply when your annuity payments are to begin.


EQUI-VEST SERIES 300 AND 400 CONTRACTS


--------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS (SEPARATE ACCOUNT A) EXPRESSED AS AN ANNUAL
PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------

Mortality and expense risk(1)                                                                        1.10%
Other expenses(2)                                                                                    0.25%
                                                                                                     ----
Total Separate Account A annual expenses(3)                                                          1.35%
                                        ==                                                           ====

--------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
--------------------------------------------------------------------------------------------------------------
Annual administrative charge(4)                                                                      $30

--------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge(5)                                                                          6%
Third party transfer or exchange fee(6)                                                $25 for each occurrence
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14    FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

THE HUDSON RIVER TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)



--------------------------------------------------------------------------------------
                                                 INVESTMENT                   TOTAL
                                                MANAGEMENT &     OTHER       ANNUAL
                                               ADVISORY FEES    EXPENSES   EXPENSES(7)
--------------------------------------------------------------------------------------
Alliance Aggressive Stock                           0.54%         0.02%        0.56%
Alliance Balanced                                   0.41%         0.04%        0.45%
Alliance Common Stock                               0.36%         0.03%        0.39%
Alliance Conservative Investors                     0.48%         0.05%        0.53%
Alliance Equity Index                               0.31%         0.03%        0.34%
Alliance Global                                     0.64%         0.07%        0.71%
Alliance Growth & Income                            0.55%         0.03%        0.58%
Alliance Growth Investors                           0.51%         0.04%        0.55%
Alliance High Yield                                 0.60%         0.03%        0.63%
Alliance Intermediate Government Securities         0.50%         0.05%        0.55%
Alliance International                              0.90%         0.16%        1.06%
Alliance Money Market                               0.35%         0.02%        0.37%
Alliance Quality Bond                               0.53%         0.04%        0.57%
Alliance Small Cap Growth                           0.90%         0.06%        0.96%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               FEE TABLE      15
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)



-------------------------------------------------------------------------------------------------------
                                                                                             TOTAL
                                                                            OTHER            ANNUAL
                                       INVESTMENT                          EXPENSES         EXPENSES
                                      MANAGEMENT &                     (AFTER EXPENSE    (AFTER EXPENSE
                                     ADVISORY FEES      12B-1 FEE(8)     LIMITATION)     LIMITATION)(9)
-------------------------------------------------------------------------------------------------------
MFS Emerging Growth
 Companies                                0.55%            0.25%             0.05%            0.85%
MFS Research                              0.55%            0.25%             0.05%            0.85%
Merrill Lynch Basic Value Equity          0.55%            0.25%             0.05%            0.85%
Merrill Lynch World Strategy              0.70%            0.25%             0.25%            1.20%
Morgan Stanley Emerging
 Markets Equity                           1.15%            0.25%             0.35%            1.75%
EQ/Putnam Balanced                        0.55%            0.25%             0.10%            0.90%
EQ/Putnam Growth & Income
 Value                                    0.55%            0.25%             0.05%            0.85%
T. Rowe Price Equity Income               0.55%            0.25%             0.05%            0.85%
T. Rowe Price International Stock         0.75%            0.25%             0.20%            1.20%
Warburg Pincus Small Company
 Value                                    0.65%            0.25%             0.10%            1.00%
-------------------------------------------------------------------------------------------------------

----------
Notes:

(1)   A portion of this charge is for providing the death benefit.

(2) We currently charge 0.25% for the Alliance Aggressive Stock, Alliance Balanced, Alliance Common Stock, and Alliance Money Market options. The charge is 0.24% for all the other options. We reserve the right to increase this charge to 0.25% at our discretion.

(3) The total annual expenses of Separate Account A variable investment options are not permitted to exceed a total annual rate of 1.35%.

(4) This charge for the first two contract years is equal to the lesser of $30 or 2% of your account value, and thereafter, the charge is $30 for each contract year. We reserve the right to increase this charge to an annual maximum of $65.

(5) Deducted upon a withdrawal of amounts, or defaulted loan amounts, in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

(6) We reserve the right to increase this charge to a maximum of $65 for each occurrence.

(7) The fees and expenses shown for all Portfolios are for the year ended December 31, 1998. The investment management and advisory fee for each Portfolio of The Hudson River Trust may vary from year to year depending upon the average daily net assets of the respective Portfolio. The maximum investment management and advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for The Hudson River Trust. The other direct operating expenses will also fluctuate from year to year depending on actual expenses.

(8) The Class IB shares of EQ Advisors Trust are subject to fees imposed under a distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The 12b-1 fee will not be increased for the life of the contracts.

(9) The maximum investment management and advisory fees for each Portfolio of EQ Advisors Trust cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for EQ Advisors Trust. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. However, EQ Financial Consultants, Inc. ("EQF"), EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to each Portfolio. Under this agreement EQF has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of each Portfolio (other than interest,

--------------------------------------------------------------------------------
16    FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) are limited for the average daily net assets of each Portfolio as follows: 0.60% for EQ/Putnam Growth & Income Value, MFS Emerging Growth Companies, MFS Research, Merrill Lynch Basic Value Equity, and T. Rowe Price Equity Income; 0.65% for EQ/Putnam Balanced; 0.75% for Warburg Pincus Small Company Value; 0.95% for Merrill Lynch World Strategy and T. Rowe Price International Stock; and 1.50% for Morgan Stanley Emerging Markets Equity.

    Absent the expense limitation, "Other Expenses" for 1998 on an annualized basis for each of the Portfolios would have been as follows: 0.24% for MFS Emerging Growth Companies, EQ/Putnam Growth and Income Value, and T. Rowe Price Equity Income; 0.25% for MFS Research; 0.26% for Merrill Lynch Basic Value Equity; 0.66% for Merrill Lynch World Strategy; 1.23% for Morgan Stanley Emerging Markets Equity, 0.45% for EQ/Putnam Balanced; 0.40% for
    T. Rowe Price International Stock; and 0.27% for Warburg Pincus Small Company Value.

    Each Portfolio may at a later date make a reimbursement to EQF for any of the management fees waived or limited and other expenses assumed and paid by EQF pursuant to the expense limitation agreement provided, that among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio.

--------------------------------------------------------------------------------
                                                               FEE TABLE      17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EXAMPLES: EQUI-VEST SERIES 300 AND 400 CONTRACTS

For each type of series 300 and 400 contract, the examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a $1,000 contribution is invested in one of the variable investment options listed, and a 5% annual return is earned on the assets in that option. We also assume there is no waiver of the withdrawal charge.(1) We calculate the annual administrative charge by using the total actual annual administrative charges from the prior year under all EQUI-VEST contracts as a percentage of the total assets held under all EQUI-VEST contracts.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


------------------------------------------------------------------------------------------------
                                                       IF YOU SURRENDER YOUR CONTRACT AT
                                                       THE END OF EACH PERIOD SHOWN, THE
                                                              EXPENSES WOULD BE:
                                               -------------------------------------------------
                                                 1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock                       $76.23     $122.66     $169.46    $235.96
 Alliance Balanced                               $75.14     $119.37     $163.58    $223.95
 Alliance Common Stock                           $75.53     $120.57     $165.72    $228.34
 Alliance Conservative Investors                 $75.83     $121.47     $167.33    $231.61
 Alliance Equity Index                           $73.95     $115.76     $157.13    $210.70
 Alliance Global                                 $77.62     $126.85     $176.91    $251.05
 Alliance Growth & Income                        $76.33     $122.96     $169.99    $237.05
 Alliance Growth Investors                       $76.03     $122.07     $168.39    $233.79
 Alliance High Yield                             $76.82     $124.46     $172.66    $242.45
 Alliance Intermediate Government Securities     $76.03     $122.07     $168.39    $233.79
 Alliance International                          $81.09     $137.27     $195.33    $287.85
 Alliance Money Market                           $74.34     $116.96     $159.28    $215.14
 Alliance Quality Bond                           $76.23     $122.66     $169.46    $235.96
 Alliance Small Cap Growth                       $80.10     $134.30     $190.09    $277.47
------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
------------------------------------------------------------------------------------------------
 MFS Emerging Growth Companies                   $79.01     $131.03     $184.31    $265.93
 MFS Research                                    $79.01     $131.03     $184.31    $265.93
 Merrill Lynch Basic Value Equity                $79.01     $131.03     $184.31    $265.93
 Merrill Lynch World Strategy                    $82.48     $141.41     $202.62    $302.21
 Morgan Stanley Emerging Markets Equity          $87.94     $157.57     $229.58    $356.67
 EQ/Putnam Balanced                              $79.51     $132.51     $186.94    $271.19
 EQ/Putnam Growth & Income Value                 $79.01     $131.03     $184.31    $265.93
 T. Rowe Price Equity Income                     $79.01     $131.03     $184.31    $265.93
 T. Rowe Price International Stock               $82.48     $141.41     $202.62    $302.21
 Warburg Pincus Small Company Value              $80.50     $135.49     $192.19    $281.64
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                                                   IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                      THE END OF EACH PERIOD SHOWN, THE
                                                              EXPENSES WOULD BE:
                                               ------------------------------------------------
                                                 1 YEAR   3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock                       $20.64   $ 63.77     $109.46     $235.96
 Alliance Balanced                               $19.49   $ 60.27     $103.58     $223.95
 Alliance Common Stock                           $19.91   $ 61.54     $105.72     $228.34
 Alliance Conservative Investors                 $20.22   $ 62.50     $107.33     $231.61
 Alliance Equity Index                           $18.23   $ 56.45     $ 97.13     $210.70
 Alliance Global                                 $22.11   $ 68.21     $116.91     $251.05
 Alliance Growth & Income                        $20.75   $ 64.09     $109.99     $237.05
 Alliance Growth Investors                       $20.43   $ 63.13     $108.39     $233.79
 Alliance High Yield                             $21.27   $ 65.67     $112.66     $242.45
 Alliance Intermediate Government Securities     $20.43   $ 63.13     $108.39     $233.79
 Alliance International                          $25.79   $ 79.25     $135.33     $287.85
 Alliance Money Market                           $18.65   $ 57.72     $ 99.28     $215.14
 Alliance Quality Bond                           $20.64   $ 63.77     $109.46     $235.96
 Alliance Small Cap Growth                       $24.74   $ 76.10     $130.09     $277.47
------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
------------------------------------------------------------------------------------------------
 MFS Emerging Growth Companies                   $23.58   $ 72.63     $124.31     $265.93
 MFS Research                                    $23.58   $ 72.63     $124.31     $265.93
 Merrill Lynch Basic Value Equity                $23.58   $ 72.63     $124.31     $265.93
 Merrill Lynch World Strategy                    $27.26   $ 83.64     $142.62     $302.21
 Morgan Stanley Emerging Markets Equity          $33.03   $100.77     $170.84     $356.67
 EQ/Putnam Balanced                              $24.11   $ 74.21     $126.94     $271.19
 EQ/Putnam Growth & Income Value                 $23.58   $ 72.63     $124.31     $265.93
 T. Rowe Price Equity Income                     $23.58   $ 72.63     $124.31     $265.93
 T. Rowe Price International Stock               $27.26   $ 83.64     $142.62     $302.21
 Warburg Pincus Small Company Value              $25.16   $ 77.36     $132.19     $281.64
------------------------------------------------------------------------------------------------

(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money."

--------------------------------------------------------------------------------
18    FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a life annuity payout option, the expenses shown in the above example of "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

--------------------------------------------------------------------------------
                                                               FEE TABLE      19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EQUI-VEST SERIES 200 CONTRACTS

---------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS (SEPARATE ACCOUNT A)
EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
                                                     ALLIANCE BALANCED, ALLIANCE
                                                      COMMON STOCK, AND ALLIANCE                     ALL OTHER VARIABLE
                                                         MONEY MARKET OPTIONS                        INVESTMENT OPTIONS
                                                     -------------------------------             -------------------------
Mortality and expense risk(1)                                    1.15%                                     1.09%
Other expenses                                                   0.25%                                     0.25%(2)
                                                                 ----                                      -------
Total Separate Account A annual expenses(3)(4)                   1.40%                                     1.34%
                                                                 ====                                      =======
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
--------------------------------------------------------------------------------
Annual administrative charge(5)                                    $30(5)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------
Maximum withdrawal charge(6)                                       6%
--------------------------------------------------------------------------------


THE HUDSON RIVER TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


-------------------------------------------------------------------------------------------------------
                                                                                        TOTAL ANNUAL
                                                 INVESTMENT                              EXPENSES
                                                 MANAGEMENT &                         (AFTER EXPENSE
                                                ADVISORY FEES      OTHER EXPENSES     LIMITATION) (4)(7)
-------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                           0.54%             0.02%                0.56%
Alliance Balanced                                   0.41%             0.04%                0.45%
Alliance Common Stock                               0.36%             0.03%                0.39%
Alliance Conservative Investors                     0.48%             0.05%                0.53%
Alliance Equity Index                               0.31%             0.03%                0.34%
Alliance Global                                     0.64%             0.07%                0.71%
Alliance Growth & Income                            0.55%             0.03%                0.58%
Alliance Growth Investors                           0.51%             0.04%                0.55%
Alliance High Yield                                 0.60%             0.03%                0.63%
Alliance Intermediate Government Securities         0.50%             0.05%                0.55%
Alliance International                              0.90%             0.16%                1.06%
Alliance Money Market                               0.35%             0.02%                0.37%
Alliance Quality Bond                               0.53%             0.04%                0.57%
Alliance Small Cap Growth                           0.90%             0.06%                0.96%

--------------------------------------------------------------------------------
20    FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)



------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL ANNUAL
                                           INVESTMENT                      OTHER EXPENSES      EXPENSES
                                           MANAGEMENT &                    (AFTER EXPENSE    (AFTER EXPENSE
                                          ADVISORY FEES     12B-1 FEE(8)     LIMITATION)      LIMITATION) (9)
------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                  0.55%            0.25%            0.05%            0.85%
MFS Research                                   0.55%            0.25%            0.05%            0.85%
Merrill Lynch Basic Value Equity               0.55%            0.25%            0.05%            0.85%
Merrill Lynch World Strategy                   0.70%            0.25%            0.25%            1.20%
Morgan Stanley Emerging Markets Equity         1.15%            0.25%            0.35%            1.75%
EQ/Putnam Balanced                             0.55%            0.25%            0.10%            0.90%
EQ/Putnam Growth & Income Value                0.55%            0.25%            0.05%            0.85%
T. Rowe Price Equity Income                    0.55%            0.25%            0.05%            0.85%
T. Rowe Price International Stock              0.75%            0.25%            0.20%            1.20%
Warburg Pincus Small Company Value             0.65%            0.25%            0.10%            1.00%
------------------------------------------------------------------------------------------------------------

----------
Notes:

(1)   A portion of this charge is for providing the death benefit.

(2) This charge is for financial accounting and other administrative services related to the contract.

(3) Total Separate Account A annual expenses (not including The Hudson River Trust fees and other expenses) are guaranteed not to exceed a total annual rate of 1.40% for the Alliance Balanced, Alliance Common Stock, and Alliance Money Market options and an annual rate of 1.34% for all the other options.

(4) The total Separate Account A annual expenses and total annual expenses of The Hudson River Trust fees when added together are not permitted to exceed 1.75%. Without this expense limitation, the total annual expenses deducted from the variable investment options plus The Hudson River Trust annual expenses for 1998 would have been 1.77% for the Alliance Money Market option; 1.79% for the Alliance Common Stock option; 1.90% for the Alliance Aggressive Stock option; and 1.85% for the Alliance Balanced option.

(5) 2% of your account value if less. Some contracts are exempt from this charge.

(6) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

(7) The fees and expenses shown for all Portfolios are for the year ended December 31, 1998. The investment management and advisory fee for each Portfolio of The Hudson River Trust may vary from year to year depending upon the average daily net assets of the respective Portfolio. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for The Hudson River Trust. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See the expense limitation discussion in note (4), above.

(8) The Class IB shares of EQ Advisors Trust are subject to fees imposed under a distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The 12b-1 fee will not be increased for the life of the contracts.

(9) The maximum investment management and advisory fees for each Portfolio of EQ Advisors Trust cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for EQ Advisors Trust. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. However, EQ Financial Consultants, Inc. ("EQF"), EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to each Portfolio. Under this agreement EQ Financial has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) are limited for the average daily net assets of each Portfolio as follows: 0.60% for EQ/Putnam Growth & Income Value, MFS Emerging Growth Companies, MFS Research, Merrill Lynch Basic Value Equity, and T. Rowe Price Equity Income; 0.65% for EQ/Putnam Balanced; 0.75% for Warburg Pincus Small

--------------------------------------------------------------------------------
                                                               FEE TABLE      21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     Company Value; 0.95% for Merrill Lynch World Strategy and T. Rowe Price International Stock; and 1.50% for Morgan Stanley Emerging Markets Equity.

     Absent the expense limitation, "Other Expenses" for 1998 on an annualized basis for each of the Portfolios would have been as follows: 0.24% for MFS Emerging Growth Companies, EQ/Putnam Growth and Income Value, and T. Rowe Price Equity Income; 0.25% for MFS Research; 0.26% for Merrill Lynch Basic Value Equity; 0.66% for Merrill Lynch World Strategy; 1.23% for Morgan Stanley Emerging Markets Equity; 0.45% for EQ/Putnam Balanced; 0.40% for T. Rowe Price International Stock; and 0.27% for Warburg Pincus Small Company Value.

     Each Portfolio may at a later date make a reimbursement to EQF for any of the management fees waived or limited and other expenses assumed and paid by EQF pursuant to the expense limitation agreement provided, that among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio.

--------------------------------------------------------------------------------
22    FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EXAMPLES: EQUI-VEST SERIES 200 CONTRACTS

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a $1,000 contribution is invested in one of the variable investment options listed, and a 5% annual return is earned on the assets in that option. We also assume there is no waiver of the withdrawal charge.(1) We calculate the annual administrative charge by using the total actual annual administrative charges from the prior year under all EQUI-VEST contracts as a percentage of the total assets held under all EQUI-VEST contracts.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSES WOULD BE: FOR SEP, SARSEP, EDC AND ANNUITANT-OWNED HR-10 CONTRACTS:



------------------------------------------------------------------------------------------------
                                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       $80.83     $124.44     $163.81    $255.10
Alliance Balanced                               $80.83     $124.44     $163.81    $255.10
Alliance Common Stock                           $80.83     $124.44     $163.81    $255.10
Alliance Conservative Investors                 $82.01     $128.02     $169.86    $267.82
Alliance Equity Index                           $80.14     $122.35     $160.27    $247.62
Alliance Global                                 $83.79     $133.37     $178.87    $286.60
Alliance Growth & Income                        $82.50     $129.51     $172.37    $273.07
Alliance Growth Investors                       $82.21     $128.61     $170.86    $269.92
Alliance High Yield                             $83.00     $130.99     $174.87    $278.29
Alliance Intermediate Government Securities     $82.21     $128.61     $170.86    $269.92
Alliance International                          $87.24     $143.71     $196.19    $322.15
Alliance Money Market                           $80.83     $124.44     $163.81    $255.10
Alliance Quality Bond                           $82.41     $129.21     $171.87    $272.02
Alliance Small Cap Growth                       $86.25     $140.76     $191.27    $312.12
------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                   $85.17     $137.51     $185.83    $300.97
MFS Research                                    $85.17     $137.51     $185.83    $300.97
Merrill Lynch Basic Value Equity                $85.17     $137.51     $185.83    $300.97
Merrill Lynch World Strategy                    $88.62     $147.83     $203.05    $336.02
Morgan Stanley Emerging Markets Equity          $94.05     $163.88     $229.58    $388.62
EQ/Putnam Balanced                              $85.66     $138.99     $188.30    $306.06
EQ/Putnam Growth & Income Value                 $85.17     $137.51     $185.83    $300.97
T. Rowe Price Equity Income                     $85.17     $137.51     $185.83    $300.97
T. Rowe Price International Stock               $88.62     $147.83     $203.05    $336.02
Warburg Pincus Small Company Value              $86.65     $141.94     $193.24    $316.15
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               FEE TABLE      23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR TSA AND UNIVERSITY TSA CONTRACTS:


-------------------------------------------------------------------------------------------------
                                               1 YEAR      3 YEARS     5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
THE HUDSON RIVER TRUST OPTIONS
-------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       $74.64     $117.86     $163.81    $255.10
Alliance Balanced                               $74.64     $117.86     $163.81    $255.10
Alliance Common Stock                           $74.64     $117.86     $163.81    $255.10
Alliance Conservative Investors                 $75.83     $121.47     $169.86    $267.82
Alliance Equity Index                           $73.95     $115.76     $160.27    $247.62
Alliance Global                                 $77.62     $126.85     $178.87    $286.60
Alliance Growth & Income                        $76.33     $122.96     $172.37    $273.07
Alliance Growth Investors                       $76.03     $122.07     $170.86    $269.92
Alliance High Yield                             $76.82     $124.46     $174.87    $278.29
Alliance Intermediate Government Securities     $76.03     $122.07     $170.86    $269.92
Alliance International                          $81.09     $137.27     $196.19    $322.15
Alliance Money Market                           $74.64     $117.86     $163.81    $255.10
Alliance Quality Bond                           $76.23     $122.66     $171.87    $272.02
Alliance Small Cap Growth                       $80.10     $134.30     $191.27    $312.12
-------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
-------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                   $79.01     $131.03     $185.83    $300.97
MFS Research                                    $79.01     $131.03     $185.83    $300.97
Merrill Lynch Basic Value Equity                $79.01     $131.03     $185.83    $300.97
Merrill Lynch World Strategy                    $82.48     $141.41     $203.05    $336.02
Morgan Stanley Emerging Markets Equity          $87.94     $157.57     $229.58    $388.62
EQ/Putnam Balanced                              $79.51     $132.51     $188.30    $306.06
EQ/Putnam Growth & Income Value                 $79.01     $131.03     $185.83    $300.97
T. Rowe Price Equity Income                     $79.01     $131.03     $185.83    $300.97
T. Rowe Price International Stock               $82.48     $141.41     $203.05    $336.02
Warburg Pincus Small Company Value              $80.50     $135.49     $193.24    $316.15
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
24    FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR ALL TRUSTEED CONTRACTS:


------------------------------------------------------------------------------------------------
                                               1 YEAR      3 YEARS    5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------
THE HUDSON RIVER TRUST OPTIONS
------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       $74.64     $117.86     $160.90    $218.45
Alliance Balanced                               $74.64     $117.86     $160.90    $218.45
Alliance Common Stock                           $74.64     $117.86     $160.90    $218.45
Alliance Conservative Investors                 $75.83     $121.47     $167.33    $231.61
Alliance Equity Index                           $73.95     $115.76     $157.13    $210.70
Alliance Global                                 $77.62     $126.85     $176.91    $251.05
Alliance Growth & Income                        $76.33     $122.96     $169.99    $237.05
Alliance Growth Investors                       $76.03     $122.07     $168.39    $233.79
Alliance High Yield                             $76.82     $124.46     $172.66    $242.45
Alliance Intermediate Government Securities     $76.03     $122.07     $168.39    $233.79
Alliance International                          $81.09     $137.27     $195.33    $287.85
Alliance Money Market                           $74.64     $117.86     $160.90    $218.45
Alliance Quality Bond                           $76.23     $122.66     $169.46    $235.96
Alliance Small Cap Growth                       $80.10     $134.30     $190.09    $277.47
------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                   $79.01     $131.03     $184.31    $265.93
MFS Research                                    $79.01     $131.03     $184.31    $265.93
Merrill Lynch Basic Value Equity                $79.01     $131.03     $184.31    $265.93
Merrill Lynch World Strategy                    $82.48     $141.41     $202.62    $302.21
Morgan Stanley Emerging Markets Equity          $87.94     $157.57     $229.58    $356.67
EQ/Putnam Balanced                              $79.51     $132.51     $186.94    $271.19
EQ/Putnam Growth & Income Value                 $79.01     $131.03     $184.31    $265.93
T. Rowe Price Equity Income                     $79.01     $131.03     $184.31    $265.93
T. Rowe Price International Stock               $82.48     $141.41     $202.62    $302.21
Warburg Pincus Small Company Value              $80.50     $135.49     $192.19    $281.64
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               FEE TABLE      25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSES WOULD BE:
FOR ALL SERIES 200 CONTRACTS:



------------------------------------------------------------------------------------------------
                                              1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------
THE HUDSON RIVER TRUST OPTIONS
------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       $18.97    $ 58.68      $100.90    $218.45
Alliance Balanced                               $18.97    $ 58.68      $100.90    $218.45
Alliance Common Stock                           $18.97    $ 58.68      $100.90    $218.45
Alliance Conservative Investors                 $20.22    $ 62.50      $107.33    $231.61
Alliance Equity Index                           $18.23    $ 56.45      $ 97.13    $210.70
Alliance Global                                 $22.11    $ 68.21      $116.91    $251.05
Alliance Growth & Income                        $20.75    $ 64.09      $109.99    $237.05
Alliance Growth Investors                       $20.43    $ 63.13      $108.39    $233.79
Alliance High Yield                             $21.27    $ 65.67      $112.66    $242.45
Alliance Intermediate Government Securities     $20.43    $ 63.13      $108.39    $233.79
Alliance International                          $25.79    $ 79.25      $135.33    $287.85
Alliance Money Market                           $18.97    $ 58.68      $100.90    $218.45
Alliance Quality Bond                           $20.64    $ 63.77      $109.46    $235.96
Alliance Small Cap Growth                       $24.74    $ 76.10      $130.09    $277.47
------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                   $23.58    $ 72.63      $124.31    $265.93
MFS Research                                    $23.58    $ 72.63      $124.31    $265.93
Merrill Lynch Basic Value Equity                $23.58    $ 72.63      $124.31    $265.93
Merrill Lynch World Strategy                    $27.26    $ 83.64      $142.62    $302.21
Morgan Stanley Emerging Markets Equity          $33.03    $100.77      $170.84    $356.67
EQ/Putnam Balanced                              $24.11    $ 74.21      $126.94    $271.19
EQ/Putnam Growth & Income Value                 $23.58    $ 72.63      $124.31    $265.93
T. Rowe Price Equity Income                     $23.58    $ 72.63      $124.31    $265.93
T. Rowe Price International Stock               $27.26    $ 83.64      $142.62    $302.21
Warburg Pincus Small Company Value              $25.16    $ 77.36      $132.19    $281.64
------------------------------------------------------------------------------------------------

----------

(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money."


IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued, (see note (1) above), and you elect a life annuity payout option, the expenses shown in the above example of "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

--------------------------------------------------------------------------------
26    FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EQUI-VEST SERIES 100 CONTRACTS

---------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS (SEPARATE ACCOUNT A) EXPRESSED AS AN ANNUAL
 PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
                                                           ALLIANCE BALANCED, ALLIANCE
                                                            COMMON STOCK, AND ALLIANCE                ALL OTHER VARIABLE
                                                               MONEY MARKET OPTIONS                   INVESTMENT OPTIONS
---------------------------------------------------------------------------------------------------------------------------
Mortality and expense risk(1)                                         0.65%                                 0.50%
Other expenses(2)                                                     0.84%                                 0.84%
                                                                      ----                                  ----
Total Separate Account A annual expenses(3)(4)                        1.49%                                 1.34%
                                                                      ====                                  ====
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------
Annual administrative charge(5)                                                           $30
------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------
Maximum withdrawal charge(6)                                                               6%
------------------------------------------------------------------------------------------------

THE HUDSON RIVER TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

---------------------------------------------------------------------------------------------------
                                                                                        TOTAL
                                                                                       ANNUAL
                                                   INVESTMENT                         EXPENSES
                                                  MANAGEMENT &      OTHER         (AFTER EXPENSE
                                                 ADVISORY FEES     EXPENSES       LIMITATION)(4)(7)
---------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                             0.54%           0.02%             0.56%
Alliance Balanced                                     0.41%           0.04%             0.45%
Alliance Common Stock                                 0.36%           0.03%             0.39%
Alliance Conservative Investors                       0.48%           0.05%             0.53%
Alliance Equity Index                                 0.31%           0.03%             0.34%
Alliance Global                                       0.64%           0.07%             0.71%
Alliance Growth & Income                              0.55%           0.03%             0.58%
Alliance Growth Investors                             0.51%           0.04%             0.55%
Alliance High Yield                                   0.60%           0.03%             0.63%
Alliance Intermediate Government Securities           0.50%           0.05%             0.55%
Alliance International                                0.90%           0.16%             1.06%
Alliance Money Market                                 0.35%           0.02%             0.37%
Alliance Quality Bond                                 0.53%           0.04%             0.57%
Alliance Small Cap Growth                             0.90%           0.06%             0.96%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               FEE TABLE      27
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)



-------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL
                                                                                     OTHER              ANNUAL
                                              INVESTMENT                            EXPENSES           EXPENSES
                                             MANAGEMENT &                        (AFTER EXPENSE     (AFTER EXPENSE
                                            ADVISORY FEES       12B-1 FEE(8)      LIMITATION)       LIMITATION)(9)
-------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                    0.55%              0.25%             0.05%              0.85%
MFS Research                                     0.55%              0.25%             0.05%              0.85%
Merrill Lynch Basic Value Equity                 0.55%              0.25%             0.05%              0.85%
Merrill Lynch World Strategy                     0.70%              0.25%             0.25%              1.20%
Morgan Stanley Emerging Markets Equity           1.15%              0.25%             0.35%              1.75%
EQ/Putnam Balanced                               0.55%              0.25%             0.10%              0.90%
EQ/Putnam Growth & Income Value                  0.55%              0.25%             0.05%              0.85%
T. Rowe Price Equity Income                      0.55%              0.25%             0.05%              0.85%
T. Rowe Price International Stock                0.75%              0.25%             0.20%              1.20%
Warburg Pincus Small Company Value               0.65%              0.25%             0.10%              1.00%
-------------------------------------------------------------------------------------------------------------------

----------
Notes:

(1)   A portion of this charge is for providing the death benefit.

(2) This charge is for financial accounting and other administrative services related to the contract.

(3) Total Separate Account A annual expenses (not including The Hudson River Trust fees and other expenses) are guaranteed not to exceed a total annual rate of 1.49% for the Alliance Balanced, Alliance Common Stock, and Alliance Money Market options and an annual rate of 1.34% for all the other options.

(4) The total Separate Account A annual expenses and total annual expenses of The Hudson River Trust fees when added together are not permitted to exceed an annual rate of 1.75% for the Alliance Aggressive Stock, Alliance Balanced, Alliance Common Stock, and Alliance Money Market options. Without this expense limitation, the total annual expenses deducted from the variable investment options plus The Hudson River Trust annual expenses for 1998 would have been 1.86% for the Alliance Money Market option; 1.88% for the Alliance Common Stock option; 1.90% for the Alliance Aggressive Stock option; and 1.94% for the Alliance Balanced option.

(5) 2% of your account value if less. Some contracts are exempt from this charge.

(6) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

(7) The fees and expenses for all Portfolios are for the year ended December 31, 1998. The investment management and advisory fee for each Portfolio of The Hudson River Trust may vary from year to year depending upon the average daily net assets of the respective Portfolio. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for The Hudson River Trust. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See the expense limitation discussion in note (4), above.

(8) The Class IB shares of EQ Advisors Trust are subject to fees imposed under a distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The 12b-1 fee will not be increased for the life of the contracts.

(9) The maximum investment management and advisory fees for each Portfolio of EQ Advisors Trust cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for EQ Advisors Trust. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. However, EQ Financial Consultants, Inc. ("EQF"), EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to each Portfolio. Under this agreement EQF has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) are limited for the average daily net

--------------------------------------------------------------------------------
28    FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

      assets of each Portfolio as follows: 0.60% for EQ/Putnam Growth & Income Value, MFS Emerging Growth Companies, MFS Research, Merrill Lynch Basic Value Equity, and T. Rowe Price Equity Income; 0.65% for EQ/Putnam Balanced; 0.75% for Warburg Pincus Small Company Value; 0.95% for Merrill Lynch World Strategy and T. Rowe Price International Stock; and 1.50% for Morgan Stanley Emerging Markets Equity.

      Absent the expense limitation, "Other Expenses" for 1998 on an annualized basis for each of the Portfolios would have been as follows: 0.24% for MFS Emerging Growth Companies, EQ/Putnam Growth and Income Value, and T. Rowe Price Equity Income; 0.25% for MFS Research; 0.26% for Merrill Lynch Basic Value Equity; 0.66% for Merrill Lynch World Strategy; 1.23% for Morgan Stanley Emerging Markets Equity; 0.45% for EQ/Putnam Balanced; 0.40% for
      T. Rowe Price International Stock; and 0.27% for Warburg Pincus Small Company Value.

      Each Portfolio may at a later date make a reimbursement to EQF for any of the management fees waived or limited and other expenses assumed and paid by EQF pursuant to the expense limitation agreement provided, that among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio.

--------------------------------------------------------------------------------
                                                               FEE TABLE      29
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EXAMPLES: EQUI-VEST SERIES 100 CONTRACTS

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a $1,000 contribution is invested in one of the variable investment options listed, and a 5% annual return is earned on the assets in that option. We also assume there is no waiver of the withdrawal charge.(1) We calculate the annual administrative charge by using the total actual annual administrative charges from the prior year under all EQUI-VEST contracts as a percentage of the total assets held under all EQUI-VEST contracts.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSES WOULD BE: FOR SEP, SARSEP, EDC AND ANNUITANT-OWNED HR-10 CONTRACTS:


-------------------------------------------------------------------------------------------------
                                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
-------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       $80.83     $124.44     $163.81     $255.10
Alliance Balanced                               $80.83     $124.44     $163.81     $255.10
Alliance Common Stock                           $80.83     $124.44     $163.81     $255.10
Alliance Conservative Investors                 $82.01     $128.02     $169.86     $267.82
Alliance Equity Index                           $80.14     $122.35     $160.27     $247.62
Alliance Global                                 $83.79     $133.37     $178.87     $286.60
Alliance Growth & Income                        $82.50     $129.51     $172.37     $273.07
Alliance Growth Investors                       $82.21     $128.61     $170.86     $269.92
Alliance High Yield                             $83.00     $130.99     $174.87     $278.29
Alliance Intermediate Government Securities     $82.21     $128.61     $170.86     $269.92
Alliance International                          $87.24     $143.71     $196.19     $322.15
Alliance Money Market                           $80.83     $124.44     $163.81     $255.10
Alliance Quality Bond                           $82.41     $129.21     $171.87     $272.02
Alliance Small Cap Growth                       $86.25     $140.76     $191.27     $312.12
-------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
-------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                   $85.17     $137.51     $185.83     $300.97
MFS Research                                    $85.17     $137.51     $185.83     $300.97
Merrill Lynch Basic Value Equity                $85.17     $137.51     $185.83     $300.97
Merrill Lynch World Strategy                    $88.62     $147.83     $203.05     $336.02
Morgan Stanley Emerging Markets Equity          $94.05     $163.88     $229.58     $388.62
EQ/Putnam Balanced                              $85.66     $138.99     $188.30     $306.06
EQ/Putnam Growth & Income Value                 $85.17     $137.51     $185.83     $300.97
T. Rowe Price Equity Income                     $85.17     $137.51     $185.83     $300.97
T. Rowe Price International Stock               $88.62     $147.83     $203.05     $336.02
Warburg Pincus Small Company Value              $86.65     $141.94     $193.24     $316.15
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
30    FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR ALL TSA CONTRACTS:



-----------------------------------------------------------------------------------------------
                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
-----------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       $74.64     $117.86     $163.81    $255.10
Alliance Balanced                               $74.64     $117.86     $163.81    $255.10
Alliance Common Stock                           $74.64     $117.86     $163.81    $255.10
Alliance Conservative Investors                 $75.83     $121.47     $169.86    $267.82
Alliance Equity Index                           $73.95     $115.76     $160.27    $247.62
Alliance Global                                 $77.62     $126.85     $178.87    $286.60
Alliance Growth & Income                        $76.33     $122.96     $172.37    $273.07
Alliance Growth Investors                       $76.03     $122.07     $170.86    $269.92
Alliance High Yield                             $76.82     $124.46     $174.87    $278.29
Alliance Intermediate Government Securities     $76.03     $122.07     $170.86    $269.92
Alliance International                          $81.09     $137.27     $196.19    $322.15
Alliance Money Market                           $74.64     $117.86     $163.81    $255.10
Alliance Quality Bond                           $76.23     $122.66     $171.87    $272.02
Alliance Small Cap Growth                       $80.10     $134.30     $191.27    $312.12
-----------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
-----------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                   $79.01     $131.03     $185.83    $300.97
MFS Research                                    $79.01     $131.03     $185.83    $300.97
Merrill Lynch Basic Value Equity                $79.01     $131.03     $185.83    $300.97
Merrill Lynch World Strategy                    $82.48     $141.41     $203.05    $336.02
Morgan Stanley Emerging Markets Equity          $87.94     $157.57     $229.58    $388.62
EQ/Putnam Balanced                              $79.51     $132.51     $188.30    $306.06
EQ/Putnam Growth & Income Value                 $79.01     $131.03     $185.83    $300.97
T. Rowe Price Equity Income                     $79.01     $131.03     $185.83    $300.97
T. Rowe Price International Stock               $82.48     $141.41     $203.05    $336.02
Warburg Pincus Small Company Value              $80.50     $135.49     $193.24    $316.15
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               FEE TABLE      31
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSES WOULD BE:

FOR ALL SERIES 100 CONTRACTS:



-----------------------------------------------------------------------------------------------
                                                1 YEAR    3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
-----------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       $18.97    $ 58.68      $100.90    $218.45
Alliance Balanced                               $18.97    $ 58.68      $100.90    $218.45
Alliance Common Stock                           $18.97    $ 58.68      $100.90    $218.45
Alliance Conservative Investors                 $20.22    $ 62.50      $107.33    $231.61
Alliance Equity Index                           $18.23    $ 56.45      $ 97.13    $210.70
Alliance Global                                 $22.11    $ 68.21      $116.91    $251.05
Alliance Growth & Income                        $20.75    $ 64.09      $109.99    $237.05
Alliance Growth Investors                       $20.43    $ 63.13      $108.39    $233.79
Alliance High Yield                             $21.27    $ 65.67      $112.66    $242.45
Alliance Intermediate Government Securities     $20.43    $ 63.13      $108.39    $233.79
Alliance International                          $25.79    $ 79.25      $135.33    $287.85
Alliance Money Market                           $18.97    $ 58.68      $100.90    $218.45
Alliance Quality Bond                           $20.64    $ 63.77      $109.46    $235.96
Alliance Small Cap Growth                       $24.74    $ 76.10      $130.09    $277.47
-----------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
-----------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                   $23.58    $ 72.63      $124.31    $265.93
MFS Research                                    $23.58    $ 72.63      $124.31    $265.93
Merrill Lynch Basic Value Equity                $23.58    $ 72.63      $124.31    $265.93
Merrill Lynch World Strategy                    $27.26    $ 83.64      $142.62    $302.21
Morgan Stanley Emerging Markets Equity          $33.03    $100.77      $170.84    $356.67
EQ/Putnam Balanced                              $24.11    $ 74.21      $126.94    $271.19
EQ/Putnam Growth & Income Value                 $23.58    $ 72.63      $124.31    $265.93
T. Rowe Price Equity Income                     $23.58    $ 72.63      $124.31    $265.93
T. Rowe Price International Stock               $27.26    $ 83.64      $142.62    $302.21
Warburg Pincus Small Company Value              $25.16    $ 77.36      $132.19    $281.64
-----------------------------------------------------------------------------------------------

----------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option.


IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued, (see note (1) above), and you elect a life annuity payout option, the expenses shown in the above example of "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."


CONDENSED FINANCIAL INFORMATION

Please see Appendix II at the end of this prospectus, for the unit values and number of units outstanding as of the periods shown for each of the variable investment options.

--------------------------------------------------------------------------------
32   CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


1
Contract features and benefits


--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us we call "contributions." We require a minimum contribution amount of $20 for each type and series of contract. If the total annual contributions to a TSA will be at least $200 annually, we may accept contributions of less than $20. The following table summarizes our rules regarding contributions to your contract.



----------------------------------------------------------------------------------------------------------------------------
 CONTRACT TYPE            SOURCE OF CONTRIBUTIONS                         LIMITATIONS ON CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
SEP                      o Employer                                      o Annual employer contributions up to the
                                                                           lesser of $24,000 or 15% of employee
                                                                           compensation

                                                                         o Limits on contributions after age 70 1/2
----------------------------------------------------------------------------------------------------------------------------
SARSEP                   o Employer remitted employee salary reduction   o Annual employer contributions up to the
                           and/or nonelective employer contributions       lesser of $24,000 or 15% of employee
                           (pre 1997 plans only)                           compensation

                                                                         o Limits on contributions after age 70 1/2

                                                                         o Maximum salary reduction contribution is
                                                                           $10,000 for 1999
----------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA               o Employee salary reduction; employer match     o Salary reduction contributions up to $6,000;
                                                                           employer matching contributions up to 3% of
                                                                           employee compensation

                                                                         o Limits on contributions after age 70 1/2
----------------------------------------------------------------------------------------------------------------------------
Unincorporated and       o Employer, including for self employed         o Maximum amount of contributions subject to
 Corporate Trusteed      o Salary reduction 401(k) if plan permits         tax law formula which varies

                                                                         o Maximum salary reduction contribution is
                                                                           $10,000 for 1999
----------------------------------------------------------------------------------------------------------------------------
TSA and University TSA   o Employer remitted employee salary reduction   o Maximum amount of contributions subject to
                           and/or nonelective employer contributions       tax law formula which varies

                         o Rollovers from another TSA contract or        o Maximum salary reduction contribution is
                           arrangement                                     $10,000 for 1999

                         o Direct transfers from another contract or     o Rollover or direct transfer contributions after
                           arrangement complying with Internal             age 70 1/2 must be net of required minimum
                           Revenue Code (or "Code") Section 403(b) by      distributions
                           means of IRS Revenue Ruling 90-24.
----------------------------------------------------------------------------------------------------------------------------
EDC                      o Employer remitted employee salary reduction   o Maximum contribution is $8,000 for 1999 or
                           and/or employer contributions                   33 1/3% of compensation
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           CONTRACT FEATURES AND BENEFITS     33
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


IRA FUNDING. The contracts we issue to fund SEP, SARSEP and, SIMPLE IRA programs are individual retirement annuities, or "IRAs." Internal Revenue Service ("IRS") rules for traditional IRA also generally apply to those programs.

                        ---------------------------------

See "Tax information" for a more detailed discussion of sources of contributions, certain contribution limitations and other tax information. We may refuse to accept any contribution if the sum of all contributions under all EQUI-VEST contracts with the same annuitant would then total more than $1,000,000. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

For information on when contributions are credited see "Dates and prices at which contract events occur" later in this prospectus.


SARSEP, CORPORATE TRUSTEED AND CERTAIN HR-10 CONTRACTS

We no longer offer the EQUI-VEST contracts under SARSEP, Corporate Trusteed and Annuitant-Owned HR-10 plans, except as follows:


 o If you established a SARSEP before 1997, you may continue to make contributions for existing and new employees under salary reduction arrangements. We will issue a contract to each participating employee for whom a contract has not previously been issued.


 o If you are an incorporated employer and already have a retirement plan funded by the EQUI-VEST contracts, we will enroll new employees under your contract and accept contributions for existing employees.


 o If an employer established an HR-10 plan where EQUI-VEST contracts are owned by the annuitant, rather than by a trustee, we will offer Annuitant
    - Owned HR-10 contracts to new employees and continue to accept contributions for all participating employees.

OWNER AND ANNUITANT REQUIREMENTS

Each employee covered by a SEP, SARSEP or SIMPLE IRA program must be the contract owner and annuitant.

The owner and annuitant must be the same person under TSA and University TSA contracts, and is the same person under Annuitant - Owned HR-10 contracts.

The trustee under Trusteed HR-10 and corporate retirement plans is the owner of the contract. In each case, the employee is the annuitant. We do not act as trustee for these plans. Only Trusteed contracts may be sold in Puerto Rico and the tax aspects that apply to such contracts may differ from those described in this prospectus.

Under EDC contracts, the employer or a trust must be the owner and the employee is the annuitant. EDC contracts are not currently available for state or municipal government plans in Texas.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Employers may make contributions at any time either by wire transfer or by check. All contributions by check must be by a check drawn on a bank in the U.S. clearing through the Federal Reserve System, in U.S. dollars, and made payable to Equitable Life. We do not accept third party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

You may also make contributions by our automatic investment program. See "Other methods of payment" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear we will try to obtain that information. If we are unable to obtain all the information we require within five business days after we receive an incomplete application or form, we will inform the Equitable associate submitting the application on your behalf. We will then return the contribution to you unless

--------------------------------------------------------------------------------
34   CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


you specifically direct us to keep your contribution until we receive the required information.

Generally, you may make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.

--------------------------------------------------------------------------------
Generally our "business day" is any day on which Equitable Life is open and the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options, subject to any employer plan limitations, are the variable investment options and the guaranteed interest option.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the 24 variable investment options will depend on the investment performance of the underlying Portfolios. Listed below are the currently available Portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose among 24 variable investment options.
--------------------------------------------------------------------------------

PORTFOLIOS OF THE HUDSON RIVER TRUST


---------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                    OBJECTIVE                                         ADVISER
---------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock         Long-term growth of capital                       Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------
Alliance Balanced                 High return through a combination of current      Alliance Capital Management L.P.
                                  income and capital appreciation
---------------------------------------------------------------------------------------------------------------------
Alliance Common Stock             Long-term growth of capital and increasing        Alliance Capital Management L.P.
                                  income
---------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors   High total return without, in the adviser's       Alliance Capital Management L.P.
                                  opinion, undue risk to principal
---------------------------------------------------------------------------------------------------------------------
Alliance Equity Index             Total return (before The Hudson River Trust and   Alliance Capital Management L.P.
                                  Separate Account A annual expenses) that
                                  approximates the total return performance of the
                                  Standard & Poor's 500 Composite Stock Price
                                  Index
---------------------------------------------------------------------------------------------------------------------
Alliance Global                   Long-term growth of capital                       Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income          High total return through a combination of        Alliance Capital Management L.P.
                                  current income and capital appreciation
---------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors         High total return consistent with the adviser's   Alliance Capital Management L.P.
                                  determination of reasonable risk
---------------------------------------------------------------------------------------------------------------------

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                                           CONTRACT FEATURES AND BENEFITS     35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME              OBJECTIVE                                          ADVISER
----------------------------------------------------------------------------------------------------------------
Alliance High Yield         High return by maximizing current income and,      Alliance Capital Management L.P.
                            to the extent consistent with that objective,
                            capital appreciation
----------------------------------------------------------------------------------------------------------------
Alliance Intermediate       High current income consistent with relative       Alliance Capital Management L.P.
Government Securities       stability of principal
----------------------------------------------------------------------------------------------------------------
Alliance International      Long-term growth of capital                        Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------
Alliance Money Market       High level of current income while preserving      Alliance Capital Management L.P.
                            assets and maintaining liquidity
----------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth   Long-term growth of capital                        Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------
Alliance Quality Bond       High current income consistent with preservation   Alliance Capital Management L.P.
                            of capital
----------------------------------------------------------------------------------------------------------------


PORTFOLIOS OF EQ ADVISORS TRUST


----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                     OBJECTIVE                                       ADVISER
----------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth                Long-term growth of capital                     Massachusetts Financial Services Company
Companies
----------------------------------------------------------------------------------------------------------------------------
MFS Research                       Long-term growth of capital and future income   Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity   Capital appreciation and, secondarily, income   Merrill Lynch Asset Management, L.P.
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy       High total investment return                    Merrill Lynch Asset Management, L.P.
----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging            Long-term capital appreciation                  Morgan Stanley Asset Management
Markets Equity
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                 Balanced investment                             Putnam Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income          Capital growth, current income is a secondary   Putnam Investment Management, Inc.
Value                              objective
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income        Substantial dividend income and also capital    T. Rowe Price Associates, Inc.
                                   appreciation
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International        Long-term growth capital                        Rowe Price-Fleming International, Inc.
Stock
----------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company       Long-term capital appreciation                  Warburg Pincus Asset Management, Inc.
Value
----------------------------------------------------------------------------------------------------------------------------

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36   CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Other important information about the Portfolios is included in the separate prospectuses for The Hudson River Trust and EQ Advisors Trust attached at the end of this prospectus.

See "Proposed substitution of Portfolios" under "More information" for information regarding the proposed substitution of newly created Portfolios of EQ Advisors Trust for the Portfolios of The Hudson River Trust currently available under the variable investment options.


GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information."

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

 (1) the minimum interest rate guaranteed over the life of the contract,

 (2) the yearly guaranteed interest rate for the calendar year, and

 (3)   the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period, depending on when the allocation is made. Therefore, different interest rates may apply to different amounts in the guaranteed interest option. An exception to this approach applies to Corporate Trusteed contracts and EDC contracts issued to government employees in New York whose EQUI-VEST funding arrangements became effective on and after July 1, 1989. Generally, we assign an interest rate to the total amounts invested in Corporate Trusteed and EDC contracts regardless of when allocations were made to the guaranteed interest option.

The yearly guaranteed interest rate is 4% for 1999 and 4% for the year 2000. The yearly guaranteed interest rate we set will never be less than the minimum guaranteed interest rate of 3% for the life of the contract. The rate is 4% for EQUI-VEST Corporate Trusteed contracts. Current interest rates will never be less than the yearly guaranteed rate.


SELECTING YOUR INVESTMENT METHOD

You can choose either of the following two methods for selecting your investment options:


 o MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method you may allocate contributions to any of the available investment options listed in A and B in the chart on the next page. You can make transfers whenever you choose. However, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.


 o MAXIMUM TRANSFER FLEXIBILITY. Under this method you may allocate contributions to any of the investment options listed in A in the chart on the next page and no transfer restrictions will apply.

--------------------------------------------------------------------------------
                                           CONTRACT FEATURES AND BENEFITS     37
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------
                       INVESTMENT OPTIONS
--------------------------------------------------------------------------
                                A
--------------------------------------------------------------------------
 o Guaranteed Interest Option
--------------------------------------------------------------------------
 DOMESTIC EQUITY                        INTERNATIONAL EQUITY
--------------------------------------------------------------------------
 o Alliance Common Stock              o Alliance Global
 o Alliance Equity Index              o Alliance International
 o Alliance Growth & Income           o Morgan Stanley Emerging
 o MFS Research                         Markets Equity
 o Merrill Lynch Basic Value Equity   o T. Rowe Price International Stock
 o EQ/Putnam Growth & Income
   Value
 o T. Rowe Price Equity Income
--------------------------------------------------------------------------
 ASSET ALLOCATION                       AGGRESSIVE EQUITY
--------------------------------------------------------------------------
 o Alliance Balanced                  o Alliance Aggressive Stock
 o Alliance Growth Investors          o Alliance Small Cap Growth
 o Merrill Lynch World Strategy       o MFS Emerging Growth
 o EQ/Putnam Balanced                   Companies
                                      o Warburg Pincus Small Company
                                        Value
--------------------------------------------------------------------------
                                B
--------------------------------------------------------------------------
 AGGRESSIVE FIXED INCOME
--------------------------------------------------------------------------
 o Alliance High Yield
--------------------------------------------------------------------------
 DOMESTIC FIXED INCOME
--------------------------------------------------------------------------
 o Alliance Intermediate              o Alliance Money Market
   Government Securities              o Alliance Quality Bond
--------------------------------------------------------------------------
 ASSET ALLOCATION
--------------------------------------------------------------------------
 o Alliance Conservative Investors
--------------------------------------------------------------------------

Please note that under Trusteed contracts your employer or the plan trustee will select the investment options available to the participant. Under all other contracts, you may choose from any of the investment options. In all cases, if any of the options listed in B in the chart above, is selected, you will be subject to the restrictions on transfers out of the guaranteed interest option that apply under the maximum investment options choice investment method.


--------------------------------------------------------------------------------
A participant is an individual who participates in an employer's plan funded by an EQUI-VEST contract. The participant is also the annuitant who is the measuring life for determining annuity benefits.
--------------------------------------------------------------------------------

ERISA CONSIDERATIONS FOR EMPLOYERS


If you are an employer and your plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") Section 404(c), you or your plan trustee must make sure that the investment options chosen for your plan constitute a broad range of investment choices as required by the Department of Labor's ("DOL") regulation under ERISA Section 404(c). See "Tax information."

See Appendix I for information regarding investment choices available under original contracts.


ALLOCATING YOUR CONTRIBUTIONS

Once you have made your investment method choice, you may allocate your contributions among only the investment options that you have chosen. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. After your contract is issued, you may request that we add or eliminate any variable investment options that result in transfer restrictions. We reserve the right to deny your request. See "Transferring your money among investment options."


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our Processing Office within 10 days after you receive it. In some states, this "free look"period may be longer.

For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss which also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contributions but will not include interest. However, some states require that we refund the full amount of your contribution (not including any investment gain or loss, or interest). For contracts issued to fund SEPs, SARSEPs or SIMPLE IRAs that are returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

--------------------------------------------------------------------------------
38   CONTRACT FEATURES AND BENEFITS
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--------------------------------------------------------------------------------

We may require that you wait six months before you apply for a contract with us again if:


 o  you cancel your contract during the free look period; or


 o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

--------------------------------------------------------------------------------
                                         DETERMINING YOUR CONTRACT'S VALUE    39
--------------------------------------------------------------------------------


2
Determining your contract's value


--------------------------------------------------------------------------------


YOUR ACCOUNT VALUE

Your "account value" is the total of the values you have allocated to the variable investment options and the guaranteed interest option. If you have taken a loan under a TSA or Corporate Trusteed contract, your account value also includes amounts held in your loan reserve account. See "Loans under TSA and Corporate Trusteed contracts" under "Accessing your money." These amounts are subject to certain fees and charges discussed under "Charges and expenses."

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less any withdrawal charge that may apply, and less the total amount or a pro rata portion of the annual administrative change.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract. Your value will also be reduced by the dollar amount of any partial withdrawals that you make.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless you make additional contributions, make a withdrawal, or transfer amounts among investment options or we transfer your loan amount to the loan reserve account (if loans are permitted under your contract). In addition, when we deduct the withdrawal charge, the annual administrative charge, or third party transfer or exchange charge, the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.


YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.

--------------------------------------------------------------------------------
40   TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS
--------------------------------------------------------------------------------


3
Transferring your money among investment options


--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:


 o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.


 o If you choose the maximum investment options choice method for selecting investment options, the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is
    (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior contract year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior contract year.

If you transfer money from another financial institution into the guaranteed interest option during your first contract year, and if you have selected the maximum investment options choice, you may, during the balance of that contract year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.

See Appendix I for transfer restrictions under original contracts.

Subject to the terms of your contract, upon advance notice we may change or establish additional restrictions on transfers among the investment options. A transfer request does not change your percentages for allocating current or future contributions among the investment options.

You may request a transfer in writing or by telephone using TOPS. You must send all signed written requests directly to our Processing Office. Transfer requests should specify:

 (1) the contract number,

 (2) the dollar amounts to be transferred, and

 (3) the investment options to and from which you are transferring.

Under Trusteed and EDC contracts, you or the trustee or employer owner, whichever applies, can direct us to transfer among the investment options.

We will confirm all transfers in writing.


AUTOMATIC TRANSFER OPTIONS INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

See Appendix I for transfer restrictions under original contracts.

In order to elect the fixed-dollar option you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our Processing Office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above under "Transferring your account value."

The fixed-dollar option is a form of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
                       TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS       41
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

WHEN YOUR PARTICIPATION IN AN AUTOMATIC TRANSFER OPTION WILL END. Your participation in an automatic transfer option will end:


 o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.


 o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.


 o Under either option, on the date we receive at our Processing Office, your written request to cancel automatic transfers, or on the date your contract terminates.


REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

  (a) the percentage you want invested in each variable investment option (whole percentages only), and

  (b) how often you want the rebalancing to occur (quarterly, semiannually or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. You may not rebalance only a portion of your account value in the variable investment options.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your Equitable associate and/or financial adviser before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. To be eligible, you must have at least $5,000 of account value in the variable investment options. Rebalancing is not available for amounts you have allocated in the guaranteed interest option.

You may change your allocation instructions or cancel the program at any time.

--------------------------------------------------------------------------------
42  ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


4
Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information."


METHOD OF WITHDRAWAL

--------------------------------------------------------------------------------
                          PARTIAL                        MINIMUM
        CONTRACT        WITHDRAWAL      SYSTEMATIC     DISTRIBUTION
--------------------------------------------------------------------------------
 SEP/SARSEP                YES            YES             YES
--------------------------------------------------------------------------------
 SIMPLE IRA                YES            NO              YES
--------------------------------------------------------------------------------
 Trusteed (both types)     YES            NO              YES
--------------------------------------------------------------------------------
 TSA                       YES            YES*            YES
--------------------------------------------------------------------------------
 TSA University            YES            YES*            YES
--------------------------------------------------------------------------------
 EDC                       YES**          NO              YES
--------------------------------------------------------------------------------
 Annuitant-Owned HR-10     YES            YES             YES
--------------------------------------------------------------------------------

 * Only if contract is not subject to withdrawal restrictions and there are no outstanding loans.

 ** Requires Plan Administrator's approval. See "Tax information and ERISA matters" later in this prospectus.


PARTIAL WITHDRAWALS AND TERMINATIONS

Subject to the terms of the Plan, your contract, and IRS regulations, you may take partial withdrawals from your account value or terminate your contract at any time while the annuitant is living and before annuity payments begin. Subject to any restrictions in federal income tax rules, the minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your contract and pay you its cash value.


Partial withdrawals, or payments of remaining account value in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.


SYSTEMATIC WITHDRAWALS

If you have at least $20,000 of account value in the investment options you may elect systematic withdrawals. You may elect to have your systematic withdrawals made on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $300. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option you do not have to maintain a minimum amount. You may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

 (1) pro rata from more than one variable investment option (without using up your total value in those options); or

 (2) pro rata from more than one variable investment option (until your value in those options is used up); or

 (3) you may specify a dollar amount from only one variable investment option.

You may elect systematic withdrawals under TSA contracts if:


 o  your plan or program permits it;


 o  the contract is not subject to withdrawal restrictions; and


 o  the contract does not have a loan outstanding.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.

--------------------------------------------------------------------------------
                                                   ACCESSING YOUR MONEY       43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

MINIMUM DISTRIBUTION WITHDRAWALS

(SEPs, SARSEPs, SIMPLE IRAs, TSA and EDC contracts - See "Tax information")

We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2 and have account value in the investment options of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you that amount minus any withdrawal charge. You elect the method you want us to use to calculate your minimum distribution withdrawal from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the variable investment options and the guaranteed interest option. We will calculate your payment each year based on your account value at the end of each calendar year, based on the method you choose.

Except for EDC contracts your election is revocable. You may not elect the minimum distribution option if you have an outstanding loan under a contract.

--------------------------------------------------------------------------------
For contracts subject to minimum distribution requirements, we will send a form outlining the distribution options available during the year you reach age
70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

If you have an EQUI-VEST TSA that was purchased before December 31, 1986 or a TSA purchased from another insurance company before December 31, 1986 and subsequently transferred to an EQUI-VEST TSA, the amount of your pre-1987 account balance is not subject to the minimum distribution rules at age 70 1/2 but postponed to age 75. However, post-1986 salary reduction contributions and all earnings since that date are subject to minimum distribution requirements of
Section 401(a)(9) of the Internal Revenue Code.

Distributions from a qualified plan, including our prototype plans through which Annuitant-Owned HR-10 contracts are issued, are subject to the provisions of the plan document.


AUTOMATIC NQ DEPOSIT SERVICE

If you own an EQUI-VEST nonqualified ("NQ") contract and you are receiving required minimum distribution payments from a TSA, SEP, SARSEP or SIMPLE IRA contract you may use our automatic NQ deposit service.

Under this service we will automatically deposit the required minimum distribution payment from your TSA, SEP, SARSEP or SIMPLE IRA contract directly into an existing EQUI-VEST NQ contract according to your allocation instructions.


LOANS UNDER TSA AND CORPORATE TRUSTEED CONTRACTS

You may borrow against your account value only under a TSA or Corporate Trusteed contract. An employer's retirement plan may, however, contain restrictions, and loans under TSA and Corporate Trusteed contracts may not be available in all states. Also, ERISA rules apply to loans under Corporate Trusteed contracts, and may apply under TSA contracts. Loans are not available under University TSA contracts or under any TSA when the required minimum distribution withdrawal option has been elected.

We permit only one loan to be outstanding at any time. Before we make a loan you must properly complete and sign a loan request form. You should read the terms of the form carefully and consult with a tax adviser before taking out a loan. In the case of Corporate Trusteed and certain TSA contracts subject to ERISA, the written consent of your spouse will be required to obtain a loan and the Plan Administrator needs to sign the loan form. Please see the loan provisions stated in the contract and the loan request form for more details.

--------------------------------------------------------------------------------
44  ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


A loan will not be treated as a taxable distribution unless:


 o  it exceeds limits of federal income tax rules; or


 o  interest and principal are not paid when due; or


 o  in some instances, services with the employer terminates.

Loans under TSA and Corporate Trusteed contracts are discussed further in "Tax information" later in this prospectus and in "Additional Loan Provisions" in the SAI. The tax consequences of failure to repay a loan when due are substantial.


WHEN WE MAY TERMINATE YOUR CONTRACT

We may terminate your contract and pay you the account value if:

 (1) your account value is less than $500 and you have not made contributions to your contract for a period of three years; or

 (2) you request a partial withdrawal that reduces your account value to an amount less than $500; or

 (3) you have not made any contributions within 120 days from your contract date.

We will deduct the amount of any outstanding loan balance and any withdrawal charge that applies to the loan balance from the account value when we terminate your contract.


TEXAS ORP PARTICIPANTS

For participants in a Texas Optional Retirement Program, Texas law permits withdrawals only after one of the following distributable events occur:


 o  turning age 70 1/2; or


 o  death; or


 o  retirement; or


 o termination of employment in all Texas public institutions of higher education.

To make a withdrawal, a properly completed written acknowledgment must be received from the employer. If a distributable event occurs prior to your being vested, any amounts provided by an employer's first-year matching contribution will be refunded to the employer. We may change these provisions without your consent, but only to the extent necessary to maintain compliance with any law that applies.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount withdrawn (less any withdrawal charge) for partial or systematic withdrawals or contract termination. We may postpone such payments or applying proceeds for any period during which:

 (1) the New York Stock Exchange is closed or restricts trading,

 (2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

 (3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

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                                                     ACCESSING YOUR MONEY     45
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CHOOSING YOUR ANNUITY PAYOUT OPTIONS

The EQUI-VEST contract offers you several choices for receiving retirement income. Each choice enables you to receive fixed or, in some cases, variable annuity payments.

You can choose from among the different forms of annuity payout options listed below. Restrictions apply, depending on the type of contract you own.


ANNUITY PAYOUT OPTIONS

You can choose from among the following annuity payout options:


 o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.


 o Life annuity -- period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain.


 o Life annuity -- refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.


 o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity. This is the normal form of annuity for annuitants in governmental EDC plans in New York. Life annuity payout options are not available for governmental EDC plans in New York.

All of the above payout options are available as fixed annuities. With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.

The life annuity, life annuity -- period certain, and life annuity -- refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. Generally, unless the annuitant elects otherwise with the written consent of the spouse, this will be the normal form of annuity payment for married annuitants under qualified plans and certain TSAs.


The following annuity payout options are available as variable annuities:


 o  Life annuity (except in New York).


 o  Life annuity -- period certain.


 o  Joint and survivor life annuity (100% to survivor).


 o  Joint and survivor life period certain annuity (100% to survivor).

Variable annuities may be funded through your choice of variable investment options investing in Portfolios of The Hudson River Trust. The contract also offers a fixed annuity payout option which can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate. Please see "Annuity unit values" in the SAI.

We may offer other payout options not outlined here. Your Equitable associate can provide details.

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46        ACCESSING YOUR MONEY
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SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. We require you to return your contract before annuity payments begin.

You can choose the date annuity payments are to begin. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 85th birthday. This may be different in some states.

Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made, other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.

The amount of the annuity payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and whether it is fixed or variable, and, in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages) and in certain instances, the sex of the annuitant(s).

In no event will you ever receive less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

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                                              CHARGES AND EXPENSES       47
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5
Charges and expenses


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CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit value of each variable investment option:


 o  A mortality and expense risk, including a death benefit charge.


 o  An expense charge.

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:


 o  An annual administrative charge.


 o  Third party transfer or exchange fee (for series 300 and 400 only).


 o At the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge.


 o At the time annuity payments are to begin -- charges for state premium and other applicable taxes. An annuity administrative fee may also apply.

More information about these charges appears below. The charges differ depending on which contract series you purchase.


CHARGES UNDER SERIES 300 AND 400 CONTRACTS


MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit. The daily charge is equivalent to an annual rate of:


 o  1.10% of net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. In addition, we waive any withdrawal charge upon payment of a death benefit.

The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.


CHARGE FOR OTHER EXPENSES

We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to a maximum annual rate of 0.25% of net assets in each variable investment option. Currently, the charge we deduct for variable investment options other than the Alliance Money Market, Alliance Common Stock, Alliance Aggressive Stock, and Alliance Balanced options, is 0.24% of net assets. We may, upon advance notice to you, increase the charge to 0.25% of net assets for all variable investment options.

MAXIMUM TOTAL CHARGES. The total annual rate for the above charges is 1.35%.

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48   CHARGES AND EXPENSES
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ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. During the first two contract years the charge is equal to $30 or, if less, 2% of your current account value. The charge is $30 for contract years three and later.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option, unless you tell us otherwise.

We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually. We also may waive the administrative charge for contracts having an account value of a specified amount on the last business day of each contract year -- currently $25,000 for SEP, SARSEP, and SIMPLE IRA contracts. We reserve the right to deduct this charge on a quarterly, rather than annual basis.


CHARGE FOR THIRD PARTY TRANSFER OR EXCHANGE

We impose a charge for making a direct transfer of amounts from your contract to a third party, or if you request that your contract be exchanged for a contract issued by another insurance company. In either case, we will deduct from your account value any withdrawal charge that applies and (except for series 300 contracts in Florida) a charge of $25 for each direct transfer or exchange. We reserve the right to increase this charge to a maximum of $65.


WITHDRAWAL CHARGE

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; or (2) you terminate your contract; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay a withdrawal charge is also subject to a withdrawal charge.

We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options and from the guaranteed interest option. The amount of the withdrawal charge we deduct is equal to 6% of contributions withdrawn that were made in the current and five prior contract years. In the case of terminations, we will pay you the greater of (i) the account value after any withdrawal charge has been imposed, or (ii) the free withdrawal amount plus 94% of the remaining account value.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge.

We reserve the right to change the amount of the withdrawal charge, but it will not exceed 6% of the contributions withdrawn. Any change will not be unfairly discriminatory.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

DEATH OR PURCHASE OF ANNUITY. The withdrawal charge does not apply if:


 o  the annuitant dies and a death benefit is payable to the beneficiary.

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                                              CHARGES AND EXPENSES       49
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 o we receive a properly completed election form providing for the account value to be used to buy a life contingent annuity payout option.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:


 o the annuitant has qualified to receive social security disability benefits as certified by the Social Security Administration; or


 o we receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or


 o the annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or
    Guam) and meets all of the following:

    - its main function is to provide skilled, intermediate, or custodial nursing care;

    - it provides continuous room and board to three or more persons;

    - it is supervised by a registered nurse or licensed practical nurse;

    - it keeps daily medical records of each patient;

    - it controls and records all medications dispensed; and

    - its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the disability is caused by a preexisting condition or a condition that began within 12 months of the contract date. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your Equitable associate can provide more information or you may contact our Processing Office.

For SEP, SARSEP and SIMPLE IRA contracts the withdrawal charge also does not apply:


 o  after six contract years and the annuitant is at least age 59 1/2; or


 o if you request a refund of a contribution in excess of amounts allowed to be contributed under the federal income tax rules within one month of the date on which you made the contribution.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 2.35% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

We reserve the right to deduct any applicable charges for taxes such as premium taxes from each contribution, or from withdrawals, or for termination of your contract. If we have deducted any applicable charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax charge is later imposed upon us when you make a withdrawal, or your contract is terminated, or you elect to begin receiving annuity payments, we reserve the right to deduct a charge at that time.


ANNUITY ADMINISTRATIVE FEE

We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.

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50   CHARGES AND EXPENSES
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CHARGES UNDER SERIES 100 AND 200 CONTRACTS


MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the minimum death benefit. The daily charge is a percentage of the net assets in each of the variable investment options. Under series 100 contracts the percentage is equivalent to an annual rate that will not exceed 0.65%, and 1.15% under series 200 contracts for the Alliance Money Market, Alliance Balanced and Alliance Common Stock options. The daily charge for all other variable investment options is equivalent to an annual rate not to exceed 0.50% under series 100 contracts and 1.09% under series 200 contracts.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. In addition, we waive any withdrawal charge upon payment of a death benefit.

The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the contracts.


CHARGE FOR OTHER EXPENSES

We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to a maximum annual rate of 0.84% of net assets in each variable investment option under series 100 contracts. 0.60% of this charge is designed to reimburse us for research and development costs and for administrative expenses that are not covered by the annual administrative charge described below. The remaining 0.24% is to reimburse us for the cost of financial accounting services we provide under the contracts. Under series 200 contracts, the charge for expenses and financial accounting is 0.25% of the net asset value in each variable investment option.

LIMITATION ON CHARGES. For the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock options, the combined amount of the variable investment option charges and The Hudson River Trust charges for investment advisory fees and direct operating expenses may not exceed a total annual rate of 1.75% of the value of the assets held in those variable investment options.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. The charge is equal to $30 or, if less, 2% of the current account value

The charge is deducted pro rata from each investment option in which you have account value.

For SEP, SARSEP, SIMPLE IRA, Unincorporated Trusteed and Annuitant-Owned HR-10 contracts, if at the end of any contract year your account value is at least $10,000, we will waive the annual administrative charge.

For TSA, TSA University, EDC and Corporate Trusteed contracts the annual administrative charge is waived if the account value is at least $25,000 at the end of the contract year.


WITHDRAWAL CHARGE FOR SERIES 100 AND 200 CONTRACTS

A withdrawal charge may apply in three circumstances: (1) if you make one or more withdrawals during a contract year;

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                                              CHARGES AND EXPENSES       51
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(2) you terminate your contract; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.

For Trusteed and TSA contracts no withdrawal charge will be applied during any contract year in which the amount withdrawn is less than or equal to 10% of the account value at the time the withdrawal is requested minus any amount previously withdrawn during that contract year. This 10% portion is called the free withdrawal amount. For EDC, SEP, SARSEP and SIMPLE IRA contracts, the free withdrawal amount is available only after three contract years have been completed or the annuitant has reached age 59 1/2.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay a withdrawal charge is also subject to a withdrawal charge.

FOR TRUSTEED CONTRACTS. The amount of the withdrawal charge we deduct is equal to 6% of contributions withdrawn that were made in the current and five prior contract years. In the case of terminations, we will pay you the greater of (i) the account value after any withdrawal charge has been imposed, and after deducting the amount of any loan balance and accrued interest, or (ii) the free withdrawal amount plus 94% of the remaining account value. For contracts issued to annuitants age 60 or older, this percentage will be 95% in the fifth contract year. For group contracts, there is no reduction in the withdrawal charge for older annuitants in the fifth and sixth contract year.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. See "Tax information."

The withdrawal charge does not apply in the circumstances described below.

For Trusteed contracts the withdrawal charge does not apply if:


 o  The annuitant dies and a death benefit is payable to the beneficiary.


 o We receive a properly completed election form providing for the account value to be used to buy a life annuity payout option.


 o  The owner has completed five contract years.


 o We receive a request for the refund of an excess contribution within one month of the date the contribution is made.

FOR SEP, SARSEP, SIMPLE IRA, TSA, EDC AND ANNUITANT-OWNED HR-10 CONTRACTS. The withdrawal charge equals a percentage of the amount withdrawn, and any TSA defaulted loans. The percentage that applies depends on the contract year in which the withdrawal is made, according to the following table:


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         CONTRACT
         YEAR(S)                        CHARGE
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       1 through 5                  6%*
       6 through 8                   5
            9                        4
            10                       3
            11                       2
            12                       1
       13 and later                  0
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 * This percentage may be reduced at older ages for certain contract series. Your Equitable associate can provide further details about the contract series you own.

The total of all withdrawal charges assessed will not exceed 8% of all contributions made during the current contract year and the nine contract years before the withdrawal is made.

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52   CHARGES AND EXPENSES
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The withdrawal charge does not apply in the circumstances described below.

No withdrawal charge applies under SEP, SARSEP, SIMPLE IRA, TSA, EDC or Annuitant-Owned HR-10 contracts if:


 o  after five contract years and the annuitant is at least age 59 1/2; or


 o you request a refund of an excess contribution within one month of the date on which the contribution is made; or


 o the annuitant dies and the death benefit is made available to the beneficiary; or


 o after five contract years and the annuitant is at least age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond the annuitant's age 59 1/2 and allows no prepayment; or


 o after three contract years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years and allows no prepayment; or


 o the amount withdrawn is applied to the election of a life contingent annuity payout option. (This form of payment is not available for annuitants in Governmental EDC Plans in New York), or


 o the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of the annuitant's life expectancy, that allows no prepayment. (This provision is available only for annuitants in governmental EDC plans in New York.)

No withdrawal charge applies under a TSA contract if:


 o The contract owner has completed at least five contract years, has reached age 55 and has separated from service.

No withdrawal charge applies under a SEP contract funding SARSEP arrangements if:


 o The amount withdrawn is a distribution of deferrals disallowed (plus or minus any gain or loss) by reason of the employer's failure to meet the Internal Revenue Code's requirement that 50% of eligible employees elect SARSEP within the plan year and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which you were notified of such disallowance; or


 o The amount withdrawn is an "excess contribution" (as such term is defined in Section 408(k)(6)(C)(iii) of the Internal Revenue Code), plus or minus any gain or loss, and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which the excess contributions were made; or


 o The amount withdrawn is an "excess deferral" (as such term is defined in Section 402(g)(2) of the Internal Revenue Code), plus or minus any gain or loss, and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which such excess deferrals were made.

The tax consequences of withdrawals are discussed under "Tax information."

NY EDC PLANS. As a result of regulations which apply to EDC plans of government employers in New York ("NY EDC plans"), EQUI-VEST contracts funding NY EDC plans contain special provisions that apply to all NY EDC plans whose EQUI-VEST funding arrangements became effective or were renewed on or after July 1, 1989.

These provisions permit the automatic termination of all contracts issued in connection with a NY EDC plan five years after the effective date (or any renewal date) of its EQUI-VEST funding arrangement without the deduction of any contingent withdrawal charges. If agreed to by the employer or plan trustee and us, the period may be shorter than five years. A decision to permit the automatic termination of all contracts would result in the transfer of each contract's account value to a successor funding vehicle designated by the employer.

The employer sponsoring a NY EDC plan or plan trustee can renew the EQUI-VEST funding arrangement in a written notice to us which includes a certification of compliance with

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                                              CHARGES AND EXPENSES       53
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procedures under the applicable regulations. We are not responsible for the validity of any certification by the employer. A written notice to transfer must be received by our Processing Office and accepted by us not later than seven days before the date on which a transfer is to occur. If an employer fails to notify us in writing as to a transfer of the NY EDC arrangement, or as to its intention not to renew, we will continue the arrangement and associated contracts will not be automatically terminated.

No further investment experience, whether positive, or negative, will be credited under a NY EDC plan contract once the contract terminates. As with other tax-favored retirement programs in which the funding is affected by actions of a sponsoring employer, we are not required to provide annuitants with information relating to an employer's decision to exercise any termination right.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 2.35% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

We reserve the right to deduct any applicable charges for taxes such as premium taxes from each contribution, or from withdrawals, or for termination of your contract. If we have deducted any applicable charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax charge is later imposed upon us when you make a withdrawal, or your contract is terminated, or you elect to begin receiving annuity payments, we reserve the right to deduct a charge at that time.


ANNUITY ADMINISTRATIVE FEE

We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.

CHARGES THAT THE TRUSTS DEDUCT

The Hudson River Trust and EQ Advisors Trust each deduct charges for the following types of fees and expenses:


 o  Investment advisory fees ranging from 0.31% to 1.15%.


 o  12b-1 fees of 0.25% applicable to Class IB shares of EQ Advisors Trust.


 o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.


 o  Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for The Hudson River Trust and EQ Advisors Trust following this prospectus.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced

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54   CHARGES AND EXPENSES
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charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation in the withdrawal charge will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.

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                                                   PAYMENT OF DEATH BENEFIT   55
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6
Payment of death benefit


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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time by writing to our Processing Office. The owner must be the beneficiary under EDC plan contracts and the trustee must be the beneficiary under most Trusteed contracts.

The death benefit is equal to your account value, or, if greater, the "minimum death benefit." The minimum death benefit is equal to your total contributions, less withdrawals (less any taxes that apply and less any outstanding loan and accrued interest, if any). We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment.

On the date we determine the death benefit, your account value will be deducted from the investment options. We will hold this amount in our general account and credit it with interest at a rate not less than the rate required by law. If you have transferred the value of another annuity contract that we issue to your EQUI-VEST contract, the value of the other contract's minimum death benefit calculated as of the time of the transfer will be included in the total contributions for the purpose of calculating the minimum death benefit.


EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a beneficiary who is the surviving spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract in some traditional IRAs.


SUCCESSOR OWNER AND ANNUITANT

SERIES 300 AND 400 CONTRACTS ONLY. If you are both the contract owner and the annuitant, your surviving spouse can automatically become both the successor annuitant and contract owner if you elect to have your spouse be the sole primary beneficiary, as well as the successor annuitant and contract owner. In such a case, no death benefit is payable until your surviving spouse's death.


HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Choosing your annuity payout options" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary. Single sum payments generally are paid through the Equitable Life Access Account(TM), an interest bearing checking account. Beneficiaries have immediate access to the proceeds by writing a check on the account. We pay interest from the date the single sum is deposited into the Access Account until the account is closed.

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TAX INFORMATION AND ERISA MATTERS


SPECIAL RULES FOR TAX-FAVORED RETIREMENT PROGRAMS

Employer-sponsored retirement plans can use annuity contracts to fund the plan unless the plan specifically prohibits annuity contracts as a funding vehicle.


Federal income tax rules prescribe how a retirement plan qualifies for tax-favored status and set requirements for plan features, including:


 o  participation and coverage;


 o  nondiscrimination;


 o  vesting and funding;


 o  limits on contributions, distributions, and benefits;


 o  withholding;


 o  reporting and disclosure; and


 o  penalties.

State income tax rules covering contributions to and distributions from employer-sponsored retirement programs may differ from federal income tax rules. Because you are buying a contract to fund a retirement plan that already provides tax deferral, you should do so for the contract's features and benefits other than tax deferral. The tax deferral of the contract does not provide additional benefits.

This section of the prospectus discusses the current Federal income tax rules that generally apply to an annuity contract purchased to fund a tax-favored retirement program for these special markets: qualified plan and TSA.


QUALIFIED PLANS


GENERAL; CONTRIBUTIONS

Any type of employer -- corporation, partnership, self-employed individual, governmental entity, non-profit organization -- is eligible to establish a qualified retirement plan under Section 401(a) of the Internal Revenue Code for participating employees. Because there are numerous technical federal income tax and Department of Labor "DOL" or "ERISA" rules covering establishment and operation of a qualified plan, we do not cover them in this prospectus.We also do not cover specific state law or other rules which may govern plans. Employers should consult their tax advisors for information. It is the employer's responsibility to figure out whether it is eligible to establish a plan, what kinds of plan it may establish, and whether an annuity contract may be used as a funding vehicle.

There are limits on employer and employee contributions to qualified plans. Violation of contribution limits can result in plan disqualification and penalties. The annual limits on contributions do not apply to rollover contributions or trustee-to-trustee transfer contributions which may be permitted under the plan.

The annual limit of contributions on behalf of an employee to all of the defined contribution plans of an employer is the lesser of $30,000 or 25% of compensation or earned income. When figuring out the contribution limit you have to:


 o include reallocated forfeitures and voluntary nondeductible employee contributions;


 o include compensation from the employer in the form of elective deferrals and excludible contributions under Code Section 457 or "EDC" plans and "cafeteria" plans. These are plans giving employees a choice between cash or specified excludible health and welfare benefits;


 o disregard compensation or earned income of more than a specified amount. For 1999, this amount is $160,000. This amount could be adjusted for cost of living changes in future years.

Special limits on contributions apply to anyone who participates in more than one qualified plan or who controls another trade or business.

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There is also an overall limit on the total amount of contributions and benefits under all tax-favored retirement programs in which a person participates.

"Salary reduction" or "elective deferral" contributions made under a 401(k) plan or other cash or deferred arrangement are limited to $10,000 in 1999. This amount may be adjusted for future cost of living changes. This limit applies to the total of all elective deferrals under all tax-favored plans in which the individual participates, from all employers, for example, also including salary reduction contributions under TSAs.

Qualified plans must not discriminate in favor of highly compensated employees. Special "top heavy" rules apply to plans where more than 60% of the contributions or benefits are allocated to defined highly compensated employees known as "key employees." Plan administrators must test compliance with both nondiscrimination and top heavy rules. 401(k) plans can adopt a "SIMPLE 401(k)" feature which enables the plan to meet nondiscrimination requirements without testing. The SIMPLE 401(k) feature requires the 401(k) plan to meet specified contribution, vesting, and exclusive plan requirements, similar to those discussed in this section of the prospectus under "SIMPLE IRAs."


TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)


GENERAL; SPECIAL EMPLOYER RULES

An employer eligible to maintain a TSA plan (also referred to as a "403(b)" plan, program, or arrangement) for its employees may make contributions to an annuity contract purchased for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the annuity contract until he/she takes distributions.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.

CONTRIBUTIONS TO TSAS

There are three ways you can make contributions to this EQUI-VEST TSA contract:


 o  annual contributions made through the employer's payroll;


 o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code; or


 o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

ANNUAL CONTRIBUTIONS. Annual contributions to TSAs made through the employer's payroll are limited. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to the TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. To determine the permissible annual contribution to the participant's TSA, a TSA plan participant generally must calculate tentative annual contributions under several formulas.

Generally, the contribution limit is the lowest of the following: (1) the annual "maximum exclusion allowance" for the employee in Section 403(b)(2) of the Code,
(2) the annual limit on employer contributions to defined contribution plans, and (3) the annual limit on all elective deferrals.


 o The annual maximum exclusion allowance for the employee under Section 403(b)(2) of the Code is 20% of includable compensation times years of service minus

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previous contributions to all qualified plans, TSAs and EDC plans in which the participant participates with this employer.


 o The annual limit on employer contributions to defined contribution plans is the lesser of $30,000 or 25% of compensation, disregarding compensation over $160,000 in 1999.


 o The annual limit on all salary reduction or elective deferral contributions under all plans of any employer you participate in is generally limited to $10,000 in 1999. Note, however, that the maximum salary reduction contribution you can make if you participate in both a 403(b) arrangement and an EDC plan is limited to the lower maximum allowed under Code Section
    457. In 1999, this amount is $8,000. All amounts could be adjusted for cost of living changes in future years.

Any excess deferral contributions which are not withdrawn by April 15th after the year of the deferral may cause the contract to fail TSA rules.

Special provisions may allow "catch-up" contributions to compensate for smaller contributions made in previous years.


ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS

You may make rollover contributions to your EQUI-VEST TSA contract from TSAs under Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:


 o  termination of employment with the employer who provided the TSA funds; or


 o  reaching age 59 1/2 even if you are still employed; or


 o  disability (special federal income tax definition).

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

 o you give us acceptable written documentation as to the source of the funds, and


 o the EQUI-VEST contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an EQUI-VEST TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

We do not currently accept funds which were ever held in custodial accounts under Section 403(b)(7) of the Code.


SPECIAL RULE FOR ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS AFTER AGE 70 1/2

Any rollover or direct transfer contribution to an EQUI-VEST TSA must be net of the required minimum distribution for the tax year if:


 o  you are or will be at least age 70 1/2 in the current calendar year, and


 o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the EQUI-VEST
    TSA.

This rule applies regardless of whether the surce of funds is a:


 o  rollover by check of the proceeds from another TSA; or


 o  direct rollover from another TSA; or


 o direct transfer under Revenue Ruling 90-24 from another TSA.

Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy), if you have already begun to receive required minimum distributions from or with respect to the TSA from which you are making your contribution to

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the EQUI-VEST TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.


DISTRIBUTIONS FROM QUALIFIED PLANS AND TSAS

WITHDRAWAL RESTRICTIONS. You may not be able to to withdraw or take payment from all or part of your TSA or 401(k) qualified plan unless you reach age 59 1/2, die, become disabled (special federal income tax definition), separate from service with the employer who provided the funds or suffer financial hardship. These restrictions apply to salary reduction or elective deferral contributions and earnings on those contributions. Hardship withdrawals are limited to the amount of your salary reduction contributions without earnings.

These restrictions do not apply to your account balance attributable to salary reduction contributions to the TSA contract and earnings on December 31, 1998. To take advantage of this grandfathering you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance if you have qualifying amounts directly transferred to your EQUI-VEST TSA contract from another TSA in a Revenue Ruling 90-24 transfer.

TAX TREATMENT OF DISTRIBUTIONS FROM QUALIFIED PLANS AND TSAS. Amounts held under qualified plans and TSAs are generally not subject to federal income tax until benefits are distributed.

Distributions from qualified plans (but not TSAs) may be eligible for the special tax treatment accorded lump sum distributions (favorable five-year averaging, and in certain cases, favorable ten-year averaging and long-term capital gain treatment). This treatment is not available unless the balance to the credit of a plan participant who has participated in the plan for at least five years is paid to the recipient within one taxable year, and is payable (i) after the participant attains age 59 1/2 or (ii) on account of the participant's (a) death, (b) separation from service (not applicable to self-employed individuals), or (c) disability (applicable only to self-employed individuals). Five year averaging will be eliminated effective January 1, 2000.

Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from qualified plans and TSAs are includable in gross income as ordinary income, not capital gain. Distributions from qualified plans and TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, qualified plan and TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your qualified plan or TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a qualified plan or TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. If you elect an annuity payout option, the nontaxable portion of each payment is calculated by dividing your investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The balance of each payment is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

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PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Death benefit distributions from a qualified plan or TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a qualified plan or TSA made to your surviving spouse may be rolled over to a traditional IRA.


LOANS FROM QUALIFIED PLANS AND TSAS

If the plan permits, loans are available from a qualfied plan or TSA plan. Loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. Finally, unpaid loans may become taxable when the individual separates from service.


 o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits, (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.


 o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.


 o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.


TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a qualified plan or TSA into another eligible retirement plan, either as a direct rollover or as a rollover you do yourself within 60 days of your receiving the distribution. To the extent rolled over, it remains tax-deferred.

You may roll over a distribution from a qualified plan or TSA to another qualified plan or TSA or to a traditional IRA. A spousal beneficiary may roll over death benefits only to a traditional IRA. You cannot roll over funds from a TSA to a qualified plan or from a qualified plan to a TSA.

The taxable portion of most distributions will be eligible for rollover. However, federal income tax rules exclude certain distributions from rollover treatment including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals, and (3) any required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.


DISTRIBUTION REQUIREMENTS

Qualified plans and TSAs are subject to required minimum distribution rules. See "Required minimum distribution."


SPOUSAL CONSENT RULES

If ERISA rules apply to your qualified plan or TSA you will need to get spousal consent for loans, withdrawals, or other distributions if you are married when you request a withdrawal type transaction under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and

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survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the employer's plan and the contract.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a qualified plan or TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:


 o  on or after your death; or


 o  because you are disabled (special federal income tax definition); or


 o to pay for certain extraordinary medical expenses (special federal income tax definition); or


 o  if you are separated from service, any form of payout after you are age 55;
    or


 o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


SIMPLIFIED EMPLOYEE PENSIONS (SEPS)

An employer can establish a SEP plan for its employees and can make contributions to a contract for each eligible employee. A SEP IRA contract is a form of traditional IRA contract, owned by the employee-annuitant and most of the rules which apply to traditional IRAs apply. See "Traditional Individual Retirement Annuities (Traditional IRAs)" later in this prospectus. A major difference is the amount of permissible contributions. Rules similar to those discussed above under "Qualified Plans General; Contributions" apply. In 1999 an employer can annually contribute an amount for an employee up to the lesser of $24,000 or 15% of the employee's compensation. This amount may be adjusted for cost of living changes in future years. In figuring out compensation you exclude the employer's contribution to the SEP. Under our current practice, regular traditional IRA contributions by the employee may not be made under a SEP IRA contract and are put into a separate traditional IRA contract.

Salary reduction SEP (SARSEP) plans may no longer be established for years beginning after December 31, 1996. However, employers who had established SARSEP plans prior to 1997 can continue to make contributions on behalf of participating employees for 1997 and later years. SARSEP plans are subject to a number of special rules, some of which are discussed in the SAI.

SEP plans are available under EQUI-VEST Series 300 in most states. EQUI-VEST SEP Series 200 are available in states where the 300 Series is not available.


SIMPLE IRAS (SAVINGS INCENTIVE MATCH PLAN)

An eligible employer may establish a "SIMPLE IRA" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). The IRS has issued various forms which may be used by employers to set up a SIMPLE IRA plan. Currently, we are accepting only those SIMPLE IRA plans using IRS Form 5304-SIMPLE. Use of Form 5304-SIMPLE requires that the employer permit the employee to select a SIMPLE IRA provider.

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The employer cannot maintain any other qualified plan, SEP plan or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible employers may maintain EDC plans.)

Any type of employer -- corporation, partnership, self-employed person, government or tax-exempt entity -- is eligible to establish a SIMPLE IRA plan if it meets the requirements about number of employees and compensation of those employees.

It is the responsibility of the employer to determine whether it is eligible to establish a SIMPLE IRA plan and whether such plan is appropriate.

The employer must have no more than 100 employees who earned at least $5,000 in compensation from the employer in the prior calendar year.

An employer establishing a SIMPLE IRA plan should consult its tax adviser concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" may vary depending on whether it is used in the context of employer eligibility, employee participation, and employee or employer contributions.

Participation must be open to all employees who received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and who are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)

The only kinds of contributions which may be made to a SIMPLE IRA are (i) contributions under a salary reduction agreement entered into between the employer and the participating employee and (ii) required employer contributions (employer matching contributions or employer nonelective contributions). (Direct transfer and rollover contributions from other SIMPLE IRAs, but not traditional IRAs or Roth IRAs, may also be made.) Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $6,000 in 1999. The $6,000 elective deferral limit may be indexed for cost of living adjustments in future years.

Generally, the employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation. In certain circumstances, an employer may elect to make required employer contributions on an alternate basis. Employer matching contributions to a SIMPLE IRA for self-employed individuals are treated the same as matching contributions for employees. (They are not subject to the elective deferral limits.)


TAX TREATMENT OF SIMPLE IRAS

Unless specifically otherwise mentioned, for example, regarding differences in funding and potential penalty tax on distributions, the rules which apply to traditional IRAs also apply to SIMPLE IRAs. See "Traditional Individual Retirement Annuities (Traditional IRAs)" later in this prospectus.

Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the employee. An employee eligible to participate in a SIMPLE IRA is treated as an active participant in an employer plan and thus may not be able to deduct (fully) regular contributions to his/her own traditional IRA.

As with traditional IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to ERISA. See the rules under "ERISA Matters" below.

Amounts withdrawn from a SIMPLE IRA can always be rolled over to another SIMPLE IRA and, within limits, to a traditional IRA or Roth IRA. No rollovers from a SIMPLE IRA to a traditional IRA or a Roth IRA are permitted for individuals under age 59 1/2 who have not participated in the employer's SIMPLE IRA plan for two full years. Also, for such individuals, any amounts withdrawn from a SIMPLE IRA are

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not only fully taxable but are subject to a 25% (not 10%) additional federal income tax penalty. (The exceptions for death, disability, etc. apply.)

SIMPLE IRA plans are available under EQUI-VEST Series 400 in most states. EQUI-VEST SIMPLE IRA Series 300 and Series 200 are available in states where Series 400 is not available.


PUBLIC AND TAX-EXEMPT ORGANIZATION EMPLOYEE DEFERRED COMPENSATION PLANS (EDC PLANS)

SPECIAL EMPLOYER AND OWNERSHIP RULES. Employers eligible to maintain EDC plans are governmental entities such as states, municipalities, and state agencies (governmental employer) or tax-exempt entities (tax-exempt employer). Participation in an EDC plan of a tax-exempt employer is limited to a select group of management or highly compensated employees because of ERISA rules that do not apply to governmental employer plans.

An employer can fund its EDC plan in whole or in part with annuity contracts purchased for participating employees and their beneficiaries. These employees do not have to include in income the employer's contributions to purchase the EDC contracts or any earnings until they receive or are entitled to receive funds from the EDC plan. The EDC plan funds are subject to the claims of the employer's general creditors in an EDC plan maintained by a tax-exempt employer. In an EDC plan maintained by a governmental employer, the plan's assets must be held in trust for the exclusive benefit of employees. An annuity contract can be a trust equivalent if the contract includes the trust rules. Regardless of contract ownership, the EDC plan may permit the employee to choose among various investment options.

CONTRIBUTION LIMITS. Although an EDC plan is not a qualified plan, a number of federal income tax rules for qualified plans apply, such as limits on contributions. Generally, the maximum contribution amount that can be excluded from gross income in any tax year under an EDC plan is 33 1/3% of the employee's "includable compensation," up to a specified maximum. In 1999, the maximum contribution amount is $8,000. This amount could be adjusted for cost of living changes in future years. Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan.

WITHDRAWAL LIMITS. In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 70 1/2, separates from service with the employer or in the event of an unforeseen emergency. Income or gains on contributions under an EDC plan are subject to federal income tax when amounts are distributed or made available to the employee or beneficiary. Small amounts (up to $5000) may be taken out by the employee or forced out by the plan under certain circumstances, even though the employee may still be working and amounts would not otherwise be made available.

DISTRIBUTION REQUIREMENTS. EDC plans are subject to minimum distribution rules similar to those that apply to qualified plans. See "Required minimum distributions" in this section. That is, distributions from EDC plans generally must start no later than April 1st of the calendar year following the calendar year in which the employee attains age 70 1/2 or retires from service with the employer maintaining the EDC plan, whichever is later. Failure to make required distributions may cause the disqualification of the EDC plan. Disqualification may result in current taxation of EDC plan benefits. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any. It is the plan administrator's responsibility to see that minimum distributions from an EDC plan are made.

If the EDC plan provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and the payments will be taxed as they are received. However, the death benefits must be received within 15 years of the date of the deceased employee's death (or within the period of the life expectancy of the surviving spouse if the spouse is the designated beneficiary).

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TAX TREATMENT OF DISTRIBUTIONS. Distributions from an EDC plan may not be rolled over or transferred to any kind of IRA.

Distributions to an EDC plan participant are characterized as "wages" for income tax reporting and withholding purposes. No election out of withholding is possible. See "Federal and state income tax withholding and information reporting" in this section. Withholding on wages is the employer's responsibility. Distributions from an EDC plan are not subject to FICA tax, if FICA tax was withheld by the employer when wages were deferred. In certain circumstances, receipt of payments from an EDC plan may result in a reduction of an employee's Social Security benefits.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

This part of the prospectus contains the information that the IRS requires you to have before you purchase an IRA, and covers some of the special tax rules that apply to IRAs.

Your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

If you own multiple IRAs, including IRAs funded by or through your employer, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements
(IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.ustreas.gov).

The EQUI-VEST SEP and SIMPLE IRA contracts have been approved by the IRS as to form for use as a traditional IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the EQUI-VEST SEP, SARSEP and SIMPLE IRA contracts.

CANCELLATION

You can cancel an EQUI-VEST IRA contract by following the directions under "Your right to cancel within a certain number of days" earlier in the prospectus. If you cancel a contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


CONTRIBUTIONS

As SEP, SARSEP and SIMPLE IRAs are employer funded vehicles the employee does not make regular contributions to their contracts other than through the employer. However, an employee can make rollover or transfer contributions to these SEP-IRA, SARSEP-IRAs, and SIMPLE-IRAs.


ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:


 o  qualified plans;


 o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and


 o  other traditional IRAs.

You may also change your mind about amounts contributed as Roth IRA funds back to SEP IRA or SIMPLE IRA funds, in accordance with special federal income tax rules, if you use the forms we prescribe. This is referred to as having "recharacterized" your contribution.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:


 o  Do it yourself

You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after

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the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.


 o  Direct rollover

You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:


 o  only after-tax contributions you made to the plan; or


 o "required minimum distributions" after age 70 1/2 or separation from service; or


 o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or


 o  a hardship withdrawal; or


 o substantially equal periodic payments made for a specified period of 10 years or more; or


 o  corrective distributions which fit specified technical tax rules; or


 o  loans that are treated as distributions; or


 o  a death benefit payment to a beneficiary who is not your surviving spouse;
    or


 o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are examples of excess contributions to IRAs:


 o  regular contributions to a traditional IRA made after you reach age
    70 1/2; or


 o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution before the due date (including extensions) for filing your federal income tax return for the year. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

 (1) the rollover was from a qualified retirement plan to a traditional IRA;

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66    TAX INFORMATION
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 (2) the excess contribution was due to incorrect information that the plan provided; and

 (3) you took no tax deduction for the excess contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS


NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS

You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.


TAXATION OF PAYMENTS

Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receives them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable. The conversion of amounts from a SEP IRA, SARSEP IRA or SIMPLE IRA (after two plan participant years) to a Roth IRA is taxable. Generally, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

In addition, a distribution is not taxable if:


 o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or


 o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above).

Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.


REQUIRED MINIMUM DISTRIBUTIONS

Traditional IRAs are subject to required minimum distribution rules described below in "Required minimum distributions."

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age
59 1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/21/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:


 o  on or after your death; or


 o  because you are disabled (special federal income tax definition); or


 o to pay for certain extraordinary medical expenses (special federal income tax definition); or


 o to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or


 o to pay certain first-time home buyer expenses (special federal income tax definition); or


 o to pay certain higher education expenses (special federal income tax definition); or


 o  in the form of substantially equal periodic payments made

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                                                        TAX INFORMATION     67
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at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


ILLUSTRATION OF GUARANTEED INTEREST RATES

In the following two tables, we provide information that the IRS requires us to furnish to prospective IRA contract owners. In the tables we illustrate the 3% minimum guaranteed interest rate for contributions we assume are allocated entirely to the guaranteed interest option under series 300 and 400 contracts. In Table I we assume a $1,000 contribution made annually on the contract date and on each anniversary after that. We assume no withdrawals or transfers were made under the contract. In Table II we assume a single initial contribution of $1,000, and no additional contributions. We also assume no withdrawals or transfers. The 3% guaranteed interest rate is in the contract.

The values shown assume the withdrawal charge applies. These values reflect the effect of the annual administrative charge deducted at the end of each contract year in which the account value is less than $20,000.

To find the appropriate value for the end of the contract year at any particular age, you subtract the age (nearest birthday) at issue of the contract from the current age and find the corresponding year in the table. Years that correspond to a current age over 70, should be ignored.

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68 TAX INFORMATION
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You should consider the information shown in the tables in light of your present age. Also, with respect to Table I, you should consider your ability to contribute $1,000 annually. Any change in the amounts contributed annually, or in the amount of the single contribution would, of course, change the results shown.


                     TABLE I
               ACCOUNT VALUES AND
                   CASH VALUES
  (assuming $1,000 contributions made annually at the beginning of the contract year)

-----------------------------------------------
             3% MINIMUM GUARANTEE
-----------------------------------------------
        CONTRACT   ACCOUNT            CASH
        YEAR END    VALUE             VALUE
-----------------------------------------------
           1     $  1,009.40      $    954.89
-----------------------------------------------
           2     $  2,039.68      $  1,929.54
-----------------------------------------------
           3     $  3,100.87      $  2,933.43
-----------------------------------------------
           4     $  4,193.90      $  3,967.43
-----------------------------------------------
           5     $  5,319.72      $  5,032.45
-----------------------------------------------
           6     $  6,479.31      $  6,129.42
-----------------------------------------------
           7     $  7,673.69      $  7,313.69
-----------------------------------------------
           8     $  8,903.90      $  8,543.90
-----------------------------------------------
           9     $ 10,171.01      $  9,811.01
-----------------------------------------------
          10     $ 11,476.14      $ 11,116.14
-----------------------------------------------
          11     $ 12,820.43      $ 12,460.43
-----------------------------------------------
          12     $ 14,205.04      $ 13,845.04
-----------------------------------------------
          13     $ 15,631.19      $ 15,271.19
-----------------------------------------------
          14     $ 17,100.13      $ 16,740.13
-----------------------------------------------
          15     $ 18,613.13      $ 18,253.13
-----------------------------------------------
          16     $ 20,201.53      $ 19,841.53
-----------------------------------------------
          17     $ 21,837.57      $ 21,477.57
-----------------------------------------------
          18     $ 23,522.70      $ 23,162.70
-----------------------------------------------
          19     $ 25,258.38      $ 24,898.38
-----------------------------------------------
          20     $ 27,046.13      $ 26,686.13
-----------------------------------------------
          21     $ 28,887.52      $ 28,527.52
-----------------------------------------------
          22     $ 30,784.14      $ 30,424.14
-----------------------------------------------
          23     $ 32,737.67      $ 32,377.67
-----------------------------------------------
          24     $ 34,749.80      $ 34,389.80
-----------------------------------------------
          25     $ 36,822.29      $ 36,462.29
-----------------------------------------------


-----------------------------------------------
              3% MINIMUM GUARANTEE
-----------------------------------------------
CONTRACT            ACCOUNT           CASH
YEAR END             VALUE            VALUE
-----------------------------------------------
  26             $  38,956.96     $  38,596.96
-----------------------------------------------
  27             $  41,155.67     $  40,795.67
-----------------------------------------------
  28             $  43,420.34     $  43,060.34
-----------------------------------------------
  29             $  45,752.95     $  45,392.95
-----------------------------------------------
  30             $  48,155.53     $  47,795.53
-----------------------------------------------
  31             $  50,630.20     $  50,270.20
-----------------------------------------------
  32             $  53,179.11     $  52,819.11
-----------------------------------------------
  33             $  55,804.48     $  55,444.48
-----------------------------------------------
  34             $  58,508.61     $  58,148.61
-----------------------------------------------
  35             $  61,293.87     $  60,933.87
-----------------------------------------------
  36             $  64,162.69     $  63,802.69
-----------------------------------------------
  37             $  67,117.57     $  66,757.57
-----------------------------------------------
  38             $  70,161.10     $  69,801.10
-----------------------------------------------
  39             $  73,295.93     $  72,935.93
-----------------------------------------------
  40             $  76,524.81     $  76,164.81
-----------------------------------------------
  41             $  79,850.55     $  79,490.55
-----------------------------------------------
  42             $  83,276.07     $  82,916.07
-----------------------------------------------
  43             $  86,804.35     $  86,444.35
-----------------------------------------------
  44             $  90,438.48     $  90,078.48
-----------------------------------------------
  45             $  94,181.64     $  93,821.64
-----------------------------------------------
  46             $  98,037.08     $  97,677.08
-----------------------------------------------
  47             $ 102,008.20     $ 101,648.20
-----------------------------------------------
  48             $ 106,098.44     $ 105,738.44
-----------------------------------------------
  49             $ 110,311.40     $ 109,951.40
-----------------------------------------------
  50             $ 114,650.74     $ 114,290.74
-----------------------------------------------

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                                                        TAX INFORMATION     69
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                    TABLE II
               ACCOUNT VALUES AND
                   CASH VALUES
  (assuming a single contribution of $1,000 and no further contribution)


-----------------------------------------------
             3% MINIMUM GUARANTEE
-----------------------------------------------
       CONTRACT    ACCOUNT           CASH
       YEAR END     VALUE           VALUE
-----------------------------------------------
           1     $1,009.40       $  954.89
-----------------------------------------------
           2     $1,018.89       $  963.87
-----------------------------------------------
           3     $1,019.46       $  964.40
-----------------------------------------------
           4     $1,020.04       $  964.96
-----------------------------------------------
           5     $1,020.64       $  965.53
-----------------------------------------------
           6     $1,021.26       $  966.11
-----------------------------------------------
           7     $1,021.90       $1,021.90
-----------------------------------------------
           8     $1,022.55       $1,022.55
-----------------------------------------------
           9     $1,023.23       $1,023.23
-----------------------------------------------
          10     $1,023.93       $1,023.93
-----------------------------------------------
          11     $1,024.65       $1,024.65
-----------------------------------------------
          12     $1,025.38       $1,025.38
-----------------------------------------------
          13     $1,026.15       $1,026.15
-----------------------------------------------
          14     $1,026.93       $1,026.93
-----------------------------------------------
          15     $1,027.74       $1,027.74
-----------------------------------------------
          16     $1,028.57       $1,028.57
-----------------------------------------------
          17     $1,029.43       $1,029.43
-----------------------------------------------
          18     $1,030.31       $1,030.31
-----------------------------------------------
          19     $1,031.22       $1,031.22
-----------------------------------------------
          20     $1,032.16       $1,032.16
-----------------------------------------------
          21     $1,033.12       $1,033.12
-----------------------------------------------
          22     $1,034.11       $1,034.11
-----------------------------------------------
          23     $1,035.14       $1,035.14
-----------------------------------------------
          24     $1,036.19       $1,036.19
-----------------------------------------------
          25     $1,037.28       $1,037.28
-----------------------------------------------


-----------------------------------------------
              3% MINIMUM GUARANTEE
-----------------------------------------------
CONTRACT          ACCOUNT            CASH
YEAR END           VALUE            VALUE
-----------------------------------------------
  26             $1,038.40       $1,038.40
-----------------------------------------------
  27             $1,039.55       $1,039.55
-----------------------------------------------
  28             $1,040.73       $1,040.73
-----------------------------------------------
  29             $1,041.96       $1,041.96
-----------------------------------------------
  30             $1,043.22       $1,043.22
-----------------------------------------------
  31             $1,044.51       $1,044.51
-----------------------------------------------
  32             $1,045.85       $1,045.85
-----------------------------------------------
  33             $1,047.22       $1,047.22
-----------------------------------------------
  34             $1,048.64       $1,048.64
-----------------------------------------------
  35             $1,050.10       $1,050.10
-----------------------------------------------
  36             $1,051.60       $1,051.60
-----------------------------------------------
  37             $1,053.15       $1,053.15
-----------------------------------------------
  38             $1,054.74       $1,054.74
-----------------------------------------------
  39             $1,056.39       $1,056.39
-----------------------------------------------
  40             $1,058.08       $1,058.08
-----------------------------------------------
  41             $1,059.82       $1,059.82
-----------------------------------------------
  42             $1,061.61       $1,061.61
-----------------------------------------------
  43             $1,063.46       $1,063.46
-----------------------------------------------
  44             $1,065.37       $1,065.37
-----------------------------------------------
  45             $1,067.33       $1,067.33
-----------------------------------------------
  46             $1,069.35       $1,069.35
-----------------------------------------------
  47             $1,071.43       $1,071.43
-----------------------------------------------
  48             $1,073.57       $1,073.57
-----------------------------------------------
  49             $1,075.78       $1,075.78
-----------------------------------------------
  50             $1,078.05       $1,078.05
-----------------------------------------------

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70 TAX INFORMATION
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REQUIRED MINIMUM DISTRIBUTIONS

If you are a participant in a qualified retirement plan, EDC plan, or own a TSA or traditional IRA, including SEP, SARSEP or SIMPLE IRA, the required minimum distribution rules force you to start calculating and taking annual distributions from these tax-favored retirement plans and arrangements by a specified date. The beginning date depends on the type of plan or arrangement, and your age and retirement status. The distribution requirements are designed to use up your interest in the plan over your life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried back to other years.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS -- WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION

You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. Qualified plan, TSA and EDC participants may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:


 o For qualifed plan, TSA and EDC participants who have not retired from service with the employer who provided the funds for this qualified plan, TSA, or EDC contract by the calendar year the participant turns age
    70 1/2, the required beginning date for minimum distributions is extended to April 1st following the calendar year of retirement. Note that this rule does not apply to qualified plan participants who are 5% owners.


 o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age
    70 1/2.

The first required minimum distribution is for the calendar year in which you turn age 70 1/2, or the year you retire if you are eligible for the delayed start rule. You have the choice to take this first required minimum distribution during the calendar year you turn 70 1/2 or retire, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2 or retire if you are eligible for the delayed start rule. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.


HOW YOU CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an "account-based" method, you divide the value of your qualified plan, TSA, EDC, or traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This account balance gives you the required minimum distribution amount for that particular plan or arrangement for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually "recalculate" your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to

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                                                        TAX INFORMATION     71
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use the "term certain" method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA or TSA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate selecting a form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

If the qualified plan or EDC plan permits, you may also be able to select an account based withdrawal method followed by a life annuity payout if you elect to recalculate life expectancies.

ANNUITY-BASED METHOD. If you choose an annuity-based method you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS?

No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.


WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE?

No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.


WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR?

The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice-versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA or TSA that you maintain, using the method that you picked for that particular IRA or TSA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA or TSA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.


WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR?

Your plan or arrangement could be disqualified, and you could have to pay tax on the entire value. Even if your plan or arrangement is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age
70 1/2 is approaching. If this is an IRA or TSA and you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA or TSA that you own. Note that in the case of a qualified plan or EDC the distribution must be taken annually.


WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE?

If you die after either (a) the start of annuity payments, or (b) your required beginning date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death.

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72 TAX INFORMATION
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In some circumstances, your surviving spouse may elect to become the owner of your traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your qualified plan, TSA, or traditional
IRA into his or her own traditional IRA.


SPECIAL EDC MINIMUM DISTRIBUTION RULES

Any distribution payable over a period of more than one year must be paid at least annually and must be substantially nonincreasing. If an EDC plan participant dies before the Required Beginning Date, then required minimum distributions made after death must be paid over a period of not more than 15 years. If the surviving spouse is the beneficiary, these required minimum distributions may be paid over the life expectancy period of the spouse. Rollovers to traditional IRAs are not permitted.


ERISA MATTERS

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.

Qualified plans under Section 401 of the Internal Revenue Code are generally subject to ERISA. Some TSAs may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example, if the employer makes matching contributions.

In addition, certain loan rules apply only to loans under ERISA plans:


 o For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for insuring that any loan meets applicable Department of Labor (DOL) requirements. It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not Equitable Life, to properly administer any loan made to plan participants.


 o With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term consistent with EQUI-VEST Processing and all other terms and conditions of the loan.


 o Only 50% of the participant's vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant's vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security.


 o Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.


 o Loans must be available to all plan participants, former participants (or death beneficiaries of participants) who still have account balances under the plan, and alternate payees on a reasonably equivalent basis.


 o Plans subject to ERISA provide that the participant's spouse must consent in writing to the loan.


 o Except to the extent permitted in accordance with the terms of a prohibited transaction exemption issued by DOL, loans are not available (i) in a Keogh (non-corporate) plan to an owner-employee or a partner who owns more than 10% of a partnership or (ii) to 5% shareholders in an S corporation.


CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan

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                                                        TAX INFORMATION     73
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fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor, and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST Trusteed, HR-10 Annuitant-Owned, SIMPLE IRA and TSA programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. Equitable Life and its agents shall not be responsible if a plan fails to meet the requirements of
Section 404(c).


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:


 o We might have to withhold on amounts we pay under a free look or cancellation.


 o We are generally required to withhold on conversion rollovers of traditional IRAs in SEP, SARSEP, or SIMPLE IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,700 in periodic annuity payments in 1999 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your

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74 TAX INFORMATION
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withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. An eligible rollover distribution from a qualified plan can be rolled over to another qualified plan or traditional IRA. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:


 o  any after-tax contributions you made to the plan; or


 o any distributions which are "required minimum distributions" after age 70 1/2 or separation from service; or


 o  hardship withdrawals; or


 o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or


 o substantially equal periodic payments made for a specified period of 10 years or more; or


 o  corrective distributions which fit specified technical tax rules; or


 o  loans that are treated as distributions; or


 o  a death benefit payment to a beneficiary who is not your surviving spouse;
    or


 o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or -former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), and any distribution from a qualified plan or TSA which is not an eligible rollover distribution we generally withhold at a flat 10% rate.

You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an "eligible rollover distribution" then the 10% withholding rate applies.


IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.

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ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts, including these contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account A's operations are accounted for without regard to Equitable Life's other operations.

Separate Account A is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account A.

Each subaccount (variable investment option) within Separate Account A invests solely in Class IA or Class IB shares, respectively, issued by the corresponding Portfolios of The Hudson River Trust and EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)  to deregister Separate Account A under the Investment Company Act of 1940;


(6)  to restrict or eliminate any voting rights as to Separate Account A; and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.


ABOUT THE HUDSON RIVER TRUST AND EQ ADVISORS TRUST

The Hudson River Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each trust issues different shares relating to each Portfolio.

The Hudson River Trust and EQ Advisors Trust do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a trust's shares are reinvested in full. The Boards of Trustee of The Hudson River Trust and EQ Advisors Trust each may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about The Hudson River Trust and EQ Advisors Trust, their investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 plan relating to the Class IB shares of The Hudson River Trust (under TSA Advantage contracts) and EQ Advisors Trust, and other aspects of their operations, appears in their prospectuses, or in their SAIs which are available upon request.

PROPOSED SUBSTITUTION OF PORTFOLIOS. We are asking the SEC to approve the substitution of 14 newly created Portfolios of the EQ Advisors Trust for The Hudson River Trust Portfolios currently available under the variable investment options (the "Substitution"). The EQ Advisors Trust Portfolios will have substantially identical investment objectives, strategies, and policies as those of The Hudson River Trust Portfolios they would replace. The assets of any

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Portfolio of The Hudson River Trust underlying your contract would be transferred to the substituted EQ Advisors Trust Portfolio.

We believe that this Substitution will be in your best interest because you would have a single set of variable investment options with similar advisory structures. You also will have a single EQ Advisors Trust prospectus for all the Portfolios, rather than the two separate prospectuses you now receive. EQ Financial Consultants Inc. will be the manager of the new EQ Advisors Trust Portfolios, and Alliance Capital Management L.P. will continue to provide the day-to-day advisory services to each of the new Portfolios.

You should note that:


o No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Substitution.


o The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise.


o We will bear all expenses directly relating to the Substitution transaction.


o The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. Certain of the new EQ Advisors Trust Portfolios may have slightly higher expense ratios.


o On the effective date of the Substitution transaction, your account value (i.e., the units you own) in the variable investment options will be the same as before the transaction.


o    The Substitution will have no tax consequences for you.

Please review the EQ Advisors Trust prospectus that accompanies this prospectus. It contains more information about the EQ Advisors Trust, including its management structure, advisory arrangements, and general fees and expenses that will be of interest to you.

Subject to SEC approval, we expect the Substitution to be completed in the fall of 1999. It will affect everyone who has a balance in The Hudson River Trust Portfolios at that time. Of course, you may transfer your account value among the investment options, as usual.

We will notify you when we receive SEC approval, and again when the Substitution is complete.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


AUTOMATIC INVESTMENT PROGRAM - FOR CERTAIN SEP AND KEOGH PLAN CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a bank checking account, bank money market account, or credit union checking account and contributed as an additional contribution into your contracts on a monthly basis. AIP is available for Single Life SEP and Keogh Units provided that the single life is the employer who provided the funds.

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AIP additional contributions may be allocated to any of the investment options. Our minimum contribution amount requirements apply to AIP. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our Processing Office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our Processing Office.

WIRE TRANSFERS. Employers may also send contributions by wire transfer from a bank.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our "business day" is any day on which Equitable Life is open and the New York Stock Exchange is open for trading. We are closed on national business holidays including Martin Luther King, Jr. Day and the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. Our business day ends at 4:00 p.m., Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o Quarterly rebalancing will be processed on a calendar year basis and semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the close of the business day.

o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the close of the business day.

o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our Processing Office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the following month we receive your election form at our Processing Office.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of The Hudson River Trust and EQ Advisors Trust we have the right to vote on certain matters involving the Portfolios, such as:

o    The election of trustees.

o    The formal approval of independent auditors selected for each trust.

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o Any other matters described in the prospectuses for the trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.


VOTING RIGHTS OF OTHERS

Currently, we control each trust. EQ Advisors Trust shares are sold only to our separate accounts and an affiliated qualified plan trust. The Hudson River Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Hudson River Trust Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.


SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT OUR YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your contract and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. By year end 1998, the work of modifying or replacing non-compliant systems was substantially completed. Equitable Life has begun comprehensive testing of its year 2000 compliance and expects that the testing will be substantially completed by June 30, 1999. Equitable Life has contacted third-party service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to contract owners and on operations of the investment options. Most third-party service providers have provided Equitable Life confirmation of their year 2000 compliance. Equitable Life believes it is on schedule for substantially all such systems and services, including those considered to be mission-critical, to be confirmed as year 2000 compliant, renovated, replaced or the subject of contingency plans, by June 30, 1999, except for one investment accounting system that is scheduled to be replaced by August 31, 1999 and confirmed as year 2000 compliant by September 30, 1999.

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Additionally, Equitable Life will be supplementing its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures. Year 2000 specific contingency plans are anticipated to be in place by June 30, 1999.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your contract and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.


ABOUT OUR INDEPENDENT ACCOUNTANTS

The financial statements of Separate Account A as at December 31, 1998 and for the periods ended December 31, 1998 and 1997, and the consolidated financial statements of Equitable Life at December 31, 1998 and 1997, and for each of the three years ended December 31, 1998 included in the SAI, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of such firm as experts in auditing and accounting.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

Generally, the owner may not assign a contract for any purpose. However, a trustee owner of a Trusteed contract can transfer ownership to the annuitant. We will not be bound by an assignment unless it is in writing and we have received it at our Processing Office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" above.

You cannot assign a contract as security for a loan or other obligation. Loans from account value, however, are permitted under TSA (but not University TSA) and Corporate Trusteed contracts only, unless restricted by the employer.


FUNDING CHANGES

The employer or trustee can change the funding vehicle for an EDC or Trusteed contract. You can change the funding vehicle for TSA, SEP or SIMPLE IRA contract.


DISTRIBUTION OF THE CONTRACTS

Equitable Financial Consultants, Inc. ("EQF"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account A. During 1999, EQF plans to change its name to AXA Advisors, Inc. EQF serves as the principal underwriter of Separate Account A. EQF is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EQF's principal business address is 1290 Avenue of the Americas, New York, NY 10104. Under a Distribution and Servicing Agreement between EQF, Equitable life, and certain of Equitable Life's separate accounts, including Separate Account A, Equitable Life paid EQF fees of $325,380 for 1998 and $325,380 for 1997, as distributor of certain contracts and as the principal underwriter of certain separate accounts including Separate Account A.

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The contracts will be sold by registered representatives of EQF and its affiliates, who are also our licensed insurance agents. EQF may also receive compensation and reimbursement for its marketing services under the terms of its distributions agreement with Equitable Life. The offering of the contracts is intended to be continuous.

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                                                      INVESTMENT PERFORMANCE  81
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9
Investment performance

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We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the Portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all fees and charges under the contract, but do not reflect the charges for any applicable taxes such as premium taxes, or any applicable annuity administrative fee.

Tables 3, 4 and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all fees and charges under the contract, but do not reflect the annual administrative charge and any withdrawal charge, or charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the Portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the Portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. Since charges under the contracts vary, we have assumed, for each charge, the highest that might apply.

Finally, the results shown for the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock options for periods before those options were operated as a unit investment trust reflect the results of the separate accounts that preceded them. The "Since Inception" figures for these options are based on the date of inception of the preceding separate accounts. We have adjusted these results to reflect the fee and expense structure in effect for unit investment trust. See "The Reorganization" in the SAI for additional information.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.


BENCHMARKS

Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks.

Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other charges such as the mortality and expense risks charge, administration charge, or any withdrawal or optional benefit charge, under the contracts. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

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82  INVESTMENT PERFORMANCE
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 ALLIANCE AGGRESSIVE STOCK: 50% Russell 2000 Small Stock Index and 50% Standard & Poor's Mid-Cap Total Return Index.

 ALLIANCE BALANCED: 50% Standard & Poor's 500 and 50% Lehman
   Government/Corporate Bond Index.

 ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.

 ALLIANCE CONSERVATIVE INVESTORS: 70% Lehman Treasury Bond
   Composite Index and 30% Standard & Poor's 500 Index.

 ALLIANCE EQUITY INDEX: Standard & Poor's 500 Index.

 ALLIANCE GLOBAL: Morgan Stanley Capital International World Index.

 ALLIANCE GROWTH & INCOME: 75% Standard & Poor's 500 Index and 25% Value Line Convertibles Index.

 ALLIANCE GROWTH INVESTORS: 30% Lehman Government/Corporate
   Bond Index and 70% Standard & Poor's 500 Index.

 ALLIANCE HIGH YIELD: Merrill Lynch High Yield Master Index.

 ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES: Lehman
   Intermediate Government Bond Index.

 ALLIANCE INTERNATIONAL: Morgan Stanley Capital International
   Europe, Australia, Far East Index.

 ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
   Index.

 ALLIANCE QUALITY BOND: Lehman Aggregate Bond Index.

 ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.

 MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.

 MFS RESEARCH: Standard & Poor's 500 Index.

 MERRILL LYNCH BASIC VALUE EQUITY: Standard & Poor's 500 Index.

 MERRILL LYNCH WORLD STRATEGY: 36% Standard & Poor's 500
   Index/24% Morgan Stanley Capital International Europe, Australia, Far East Index/21% Salomon Brothers U.S. Treasury Bond 1 Year+
   14% Salomon Brothers World Government Bond (excluding
   U.S.)/and 5% Three-Month U.S. Treasury Bill.

 MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
   Capital International Emerging Markets Free Price Return Index.

 EQ/PUTNAM BALANCED: 60% Standard & Poor's 500 Index and 40%
   Lehman Government/Corporate Bond Index.

 EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
   Index.

 T. ROWE PRICE EQUITY INCOME: Standard & Poor's 500 Index.

 T. ROWE PRICE INTERNATIONAL STOCK: Morgan Stanley Capital
   International Europe, Australia, Far East Index.

 WARBURG PINCUS SMALL COMPANY VALUE: Russell 2000 Index.
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LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the EQUI-VEST performance relative to other variable annuity products.

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                                                      INVESTMENT PERFORMANCE  83
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                                       TABLE 1

    AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998


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                                                       LENGTH OF INVESTMENT PERIOD
                                                   ----------------------------------
                                                     1            3           5
 VARIABLE INVESTMENT OPTIONS                       YEAR         YEARS       YEARS
-------------------------------------------------------------------------------------
Alliance Aggressive Stock                          (8.28)%       5.22%       6.68%
-------------------------------------------------------------------------------------
Alliance Balanced                                   8.08%        9.08%       5.96%
-------------------------------------------------------------------------------------
Alliance Common Stock                              18.31%       21.76%      17.26%
-------------------------------------------------------------------------------------
Alliance Conservative Investors                     4.16%        5.07%       4.60%
-------------------------------------------------------------------------------------
Alliance Equity Index                              17.14%       21.81%         --
-------------------------------------------------------------------------------------
Alliance Global                                    11.41%       10.01%       9.42%
-------------------------------------------------------------------------------------
Alliance Growth & Income                           10.55%       16.64%      13.10%
-------------------------------------------------------------------------------------
Alliance Growth Investors                           8.96%       10.23%       9.06%
-------------------------------------------------------------------------------------
Alliance High Yield                               (13.25)%       5.69%       5.17%
-------------------------------------------------------------------------------------
Alliance Intermediate Government Securities        (1.45)%       0.85%       0.77%
-------------------------------------------------------------------------------------
Alliance International                              1.13%        0.21%         --
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Alliance Money Market                              (3.69)%      (0.02)%      0.55%
-------------------------------------------------------------------------------------
Alliance Quality Bond                              (0.59)%       2.24%       2.10%
-------------------------------------------------------------------------------------
Alliance Small Cap Growth                         (12.45)%         --          --
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MFS Emerging Growth Companies                      23.04%          --          --
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MFS Research                                       13.51%          --          --
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Merrill Lynch Basic Value Equity                    2.06%          --          --
-------------------------------------------------------------------------------------
Merrill Lynch World Strategy                       (2.29)%         --          --
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Morgan Stanley Emerging Markets Equity            (33.25)%         --          --
-------------------------------------------------------------------------------------
E/Q Putnam Balanced                                 2.27%          --          --
-------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value                    3.19%          --          --
-------------------------------------------------------------------------------------
T. Rowe Price Equity Income                        (0.24)%         --          --
-------------------------------------------------------------------------------------
T. Rowe Price International Stock                   3.99%          --          --
-------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                (17.69)%         --          --
-------------------------------------------------------------------------------------



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                                                         LENGTH OF INVESTMENT PERIOD
                                                 -------------------------------------
                                                             SINCE        SINCE      PORTFOLIO
                                                   10       OPTION      PORTFOLIO    INCEPTION
 VARIABLE INVESTMENT OPTIONS                     YEARS     INCEPTION*   INCEPTION       DATE
--------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                      15.85%         --            --        5/1/84
--------------------------------------------------------------------------------------------------
Alliance Balanced                               8.81%         --            --        5/1/84
--------------------------------------------------------------------------------------------------
Alliance Common Stock                          14.96%         --            --        8/1/68
--------------------------------------------------------------------------------------------------
Alliance Conservative Investors                   --        4.69%         6.09%      10/2/89
--------------------------------------------------------------------------------------------------
Alliance Equity Index                             --       21.38%        19.74%       3/1/94
--------------------------------------------------------------------------------------------------
Alliance Global                                11.11%         --            --       8/27/87
--------------------------------------------------------------------------------------------------
Alliance Growth & Income                          --       13.20%        12.14%      10/1/93
--------------------------------------------------------------------------------------------------
Alliance Growth Investors                         --        9.24%         9.16%      10/2/89
--------------------------------------------------------------------------------------------------
Alliance High Yield                             7.41%         --            --        1/2/87
--------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities       --        1.91%         2.93%       4/1/91
--------------------------------------------------------------------------------------------------
Alliance International                            --        1.22%         1.32%       4/3/95
--------------------------------------------------------------------------------------------------
Alliance Money Market                           1.80%         --            --       5/11/82
--------------------------------------------------------------------------------------------------
Alliance Quality Bond                             --        2.15%         1.78%      10/1/93
--------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                         --       (1.22)%        4.98%       5/1/97
--------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                     --       21.32%        26.35%       5/1/97
--------------------------------------------------------------------------------------------------
MFS Research                                      --       12.93%        16.37%       5/1/97
--------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                  --        5.64%         9.73%       5/1/97
--------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                      --       (2.96)%       (0.02)%      5/1/97
--------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity            --      (37.49)%      (37.44)%     8/20/97
--------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                               --        6.57%         8.44%       5/1/97
--------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value                  --        7.30%        10.01%       5/1/97
--------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                       --        8.55%        11.06%       5/1/97
--------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                 --       (2.06)%       (0.09)%      5/1/97
--------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                --       (6.40)%       (2.49)%      5/1/97
--------------------------------------------------------------------------------------------------

    * Option inception dates are: Alliance Aggressive Stock (5/1/84), Alliance Balanced (5/1/84), Alliance Common Stock (8/27/81), Alliance Conservative Investors (1/4/94), Alliance Equity Index (6/1/94), Alliance Global (1/4/94), Alliance Growth & Income (1/4/94), Alliance Growth Investors (1/4/94), Alliance High Yield (1/4/94), Alliance Intermediate Government Securities (6/1/94), Alliance International (9/1/95), Alliance Money Market (5/11/82), Alliance Quality Bond (1/4/94), Alliance Small Cap Growth (6/2/97), MFS Emerging Growth Companies (6/2/97), MFS Research (6/2/97), Merrill Lynch Basic Value Equity (6/2/97), Merrill Lynch World Strategy (6/2/97), Morgan Stanley Emerging Markets Equity (8/20/97), EQ/Putnam Balanced (6/2/97), EQ/Putnam Growth & Income Value (6/2/97), T. Rowe Price Equity Income (6/2/97), T. Rowe Price International Stock (6/2/97), Warburg Pincus Small Company Value (6/2/97).

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84  INVESTMENT PERFORMANCE
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                                                       TABLE 2
                          GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998



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                                                                    LENGTH OF INVESTMENT PERIOD
                                                  -------------------------------------------------------------------
                                                                                                            SINCE
                                                    1             3              5             10         PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                      YEAR          YEARS          YEARS          YEARS       INCEPTION*
---------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                        $  917.19     $1,164.90     $1,381.52     $4,352.96     $7,647.86
---------------------------------------------------------------------------------------------------------------------
Alliance Balanced                                $1,080.83     $1,297.77     $1,335.75     $2,326.22     $3,604.89
---------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                            $1,183.51     $1,805.17     $2,217.34     $4,031.95            --
---------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                  $1,041.61     $1,159.86     $1,246.27            --     $1,727.45
---------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                            $1,171.42     $1,807.49            --            --     $2,390.38
---------------------------------------------------------------------------------------------------------------------
Alliance Global                                  $1,114.06     $1,331.21     $1,568.49     $2,868.34     $2,682.62
---------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income                         $1,105.50     $1,586.70     $1,850.98            --     $1,825.29
---------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                        $1,089.62     $1,339.33     $1,543.14            --     $2,947.24
---------------------------------------------------------------------------------------------------------------------
Alliance High Yield                              $  867.55     $1,180.55     $1,286.90     $2,044.10     $2,270.97
---------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities      $  985.51     $1,025.69     $1,039.20            --     $1,251.19
---------------------------------------------------------------------------------------------------------------------
Alliance International                           $1,011.32     $1,006.37            --            --     $1,086.54
---------------------------------------------------------------------------------------------------------------------
Alliance Money Market                            $  963.10     $  999.51     $1,027.86     $1,195.40     $1,720.50
---------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                            $  994.11     $1,068.57     $1,109.48            --     $1,096.99
---------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                        $  875.55            --            --            --     $1,084.58
---------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                    $1,230.38            --            --            --     $1,477.97
---------------------------------------------------------------------------------------------------------------------
MFS Research                                     $1,135.14            --            --            --     $1,288.14
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                 $1,020.59            --            --            --     $1,167.81
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                     $  977.07            --            --            --     $1,000.41
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity           $  667.51            --            --            --     $  526.20
---------------------------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                              $1,022.71            --            --            --     $1,144.83
---------------------------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value                 $1,031.92            --            --            --     $1,172.64
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                      $  997.65            --            --            --     $1,191.39
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                $1,039.94            --            --            --     $1,001.55
---------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value               $  823.13            --            --            --     $  958.81
---------------------------------------------------------------------------------------------------------------------

----------
*     Portfolios inception dates are shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  85
--------------------------------------------------------------------------------


                                                       TABLE 3
                            ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998


---------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                                                         PORTFOLIO
                                         1 YEAR       3 YEARS     5 YEARS     10 YEARS      20 YEARS     INCEPTION*
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK                (1.07)%       9.24%       9.94%        17.29%           --         16.03%
---------------------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap Growth                  12.16%       16.33%      14.87%        15.44%           --         13.95%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                               8.28%       17.77%      15.56%        16.49%           --         15.78%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE BALANCED                        16.52%       13.34%       9.31%        11.05%           --         10.81%
---------------------------------------------------------------------------------------------------------------------
   Lipper Balanced                        13.48%       15.79%      13.84%        12.97%           --         13.56%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                              19.02%       18.70%      16.88%        15.21%           --         15.37%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                    27.62%       25.85%      20.24%        17.02%        17.20%        12.07%
---------------------------------------------------------------------------------------------------------------------
   Lipper Growth                          22.86%       22.23%      18.63%        16.72%        16.30%        11.34%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                              28.58%       28.23%      24.06%        19.21%        17.76%        12.75%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE CONSERVATIVE INVESTORS          12.35%        9.21%       7.93%           --            --          8.52%
---------------------------------------------------------------------------------------------------------------------
   Lipper Income                          14.20%       15.62%      14.31%           --            --         12.55%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                              15.59%       14.45%      13.37%           --            --         12.08%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE EQUITY INDEX                    26.36%       25.89%         --            --            --         22.67%
---------------------------------------------------------------------------------------------------------------------
   Lipper S&P 500 Index Funds             28.05%       27.67%         --            --            --         24.31%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                              28.58%       28.23%         --            --            --         24.79%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE GLOBAL                          20.17%       14.35%      12.72%        13.26%           --         11.04%
---------------------------------------------------------------------------------------------------------------------
   Lipper Global                          14.34%       14.67%      11.98%        11.21%           --          9.64%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                              24.34%       17.77%      15.68%        10.66%           --          9.55%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH & INCOME                 19.25%       20.89%      16.23%           --            --         15.28%
---------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income                 15.61%       21.25%      18.35%           --            --         17.89%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                              20.10%       23.99%      21.07%           --            --         20.48%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS                17.53%       14.58%      12.38%           --            --         14.53%
---------------------------------------------------------------------------------------------------------------------
   Lipper Flexible Portfolio              14.20%       15.62%      14.31%           --            --         12.55%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                              22.85%       22.69%      19.96%           --            --         15.55%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                      (6.42)%       9.86%       8.51%         9.67%           --          9.01%
---------------------------------------------------------------------------------------------------------------------
   Lipper High Yield                      (0.44)%       8.21%       7.37%         9.34%           --          8.97%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                               3.66%        9.11%       9.01%        11.08%           --         10.72%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERMEDIATE GOVERNMENT
  SECURITIES                               6.30%        4.83%       3.98%           --            --          5.66%
---------------------------------------------------------------------------------------------------------------------
   Lipper U.S. Government                  7.68%        6.21%       5.91%           --            --          7.25%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                               8.49%        6.74%       6.45%           --            --          7.60%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERNATIONAL                    9.09%        4.17%         --            --            --          5.88%
---------------------------------------------------------------------------------------------------------------------
   Lipper International                   13.02%        9.94%         --            --            --         10.74%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                              20.00%        9.00%         --            --            --          9.68%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                     3.89%        3.93%       3.75%         4.16%           --          5.33%
---------------------------------------------------------------------------------------------------------------------
   Lipper Money Market                     4.84%        4.87%       4.77%         5.20%           --          6.34%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                               5.05%        5.18%       5.11%         5.44%           --          6.41%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
86  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

                                                       TABLE 3
                      ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998 (CONTINUED)


---------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                                                        PORTFOLIO
                                           1 YEAR       3 YEARS     5 YEARS    10 YEARS    20 YEARS     INCEPTION*
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE QUALITY BOND                       7.23%        6.27%       5.35%       --          --            4.91%
---------------------------------------------------------------------------------------------------------------------
   Lipper Corporate Bond A-Rated             7.47%        6.38%       6.54%       --          --            6.21%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                                 8.69%        7.29%       7.27%       --          --            6.92%
---------------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH                  (5.56)%         --          --        --          --           10.76%
---------------------------------------------------------------------------------------------------------------------
   Lipper Small-Cap                         (0.33)%         --          --        --          --           16.72%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                                 1.23%          --          --        --          --           16.58%
---------------------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES              32.72%          --          --        --          --           33.08%
---------------------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap                           15.97%          --          --        --          --           22.72%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                                (2.54)%         --          --        --          --           14.53%
---------------------------------------------------------------------------------------------------------------------
 MFS RESEARCH                               22.44%          --          --        --          --           22.79%
---------------------------------------------------------------------------------------------------------------------
   Lipper Growth                            25.82%          --          --        --          --           28.73%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%          --          --        --          --           31.63%
---------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH BASIC VALUE EQUITY           10.09%          --          --        --          --           15.78%
---------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income                   15.54%          --          --        --          --           21.32%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%          --          --        --          --           31.63%
---------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH WORLD STRATEGY                5.39%          --          --        --          --            5.52%
---------------------------------------------------------------------------------------------------------------------
   Lipper Global Flexible Portfolio          9.34%          --          --        --          --           11.15%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                                19.55%          --          --        --          --           20.00%
---------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING
  MARKETS EQUITY                           (28.00)%         --          --        --          --          (33.58)%
---------------------------------------------------------------------------------------------------------------------
   Lipper Emerging Markets                 (30.50)%         --          --        --          --          (36.28)%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                               (25.34)%         --          --        --          --          (28.92)%
---------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM BALANCED                         10.31%          --          --        --          --           14.41%
---------------------------------------------------------------------------------------------------------------------
   Lipper Balanced                          14.61%          --          --        --          --           17.83%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                                21.36%          --          --        --          --           23.48%
---------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME VALUE            11.31%          --          --        --          --           16.07%
---------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income                   15.54%          --          --        --          --           21.32%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%          --          --        --          --           31.63%
---------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE EQUITY INCOME                 7.61%          --          --        --          --           17.18%
---------------------------------------------------------------------------------------------------------------------
   Lipper Equity Income                     10.76%          --          --        --          --           19.07%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                                28.58%          --          --        --          --           31.63%
---------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE INTERNATIONAL STOCK          12.17%          --          --        --          --            5.59%
---------------------------------------------------------------------------------------------------------------------
   Lipper International                     12.17%          --          --        --          --            9.06%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                                20.00%          --          --        --          --           13.43%
---------------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS SMALL COMPANY VALUE        (11.21)%         --          --        --          --            2.86%
---------------------------------------------------------------------------------------------------------------------
   Lipper Small-Cap                          1.53%          --          --        --          --           16.77%
---------------------------------------------------------------------------------------------------------------------
   Benchmark                                (2.54)%         --          --        --          --           14.53%
---------------------------------------------------------------------------------------------------------------------

----------
*     Portfolios inception dates are shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  87
--------------------------------------------------------------------------------


                                                           TABLE 4
                                CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SINCE
                                         1 YEAR        3 YEARS       5 YEARS       10 YEARS        20 YEARS     INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK                (1.07)%        30.36%        60.65%        392.80%             --        785.76%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap Growth                  12.16%         58.64%       102.73%        334.88%             --        613.05%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                               8.28%         63.35%       106.12%        360.30%             --        759.55%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE BALANCED                        16.52%         45.61%        56.10%        185.23%             --        350.72%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Balanced                        13.48%         55.60%        91.92%        240.69%             --        553.21%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              19.02%         67.24%       118.08%        311.86%             --        715.64%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                    27.62%         99.33%       151.34%        381.63%       2,290.79%     3,100.94%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Growth                          22.86%         84.52%       138.97%        388.00%       2,185.68%     1,208.81%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              28.58%        110.85%       193.91%        479.62%       2,530.43%     3,755.68%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE CONSERVATIVE INVESTORS          12.35%         30.27%        46.43%            --              --        112.91%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Income                          14.20%         55.28%        97.15%            --              --        202.48%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              15.59%         49.92%        87.28%            --              --        187.40%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE EQUITY INDEX                    26.36%         99.53%           --             --              --        168.57%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper S&P 500 Index Funds             28.05%        108.12%           --             --              --        186.34%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              28.58%        110.85%           --             --              --        192.17%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GLOBAL                          20.17%         49.51%        81.98%        247.37              --        228.02%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Global                          14.34%         51.58%        77.94%        194.96%             --        188.08%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              24.34%         63.34%       107.19%        175.31%             --        181.57%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH & INCOME                 19.25%         76.67%       112.15%            --              --        110.90%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income                 15.61%         79.05%       133.95%            --              --        139.10%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              20.10%         90.62%       160.09%            --              --        166.00%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS                17.53%         50.42%        79.23%            --              --        250.52%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper Flexible Portfolio              14.20%         55.28%        97.15%            --              --        202.45%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              22.85%         84.68%       148.41%            --              --        280.88%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                      (6.42)%        32.59%        50.47%        151.63%             --        181.30%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper High Yield                      (0.44)%        26.80%        43.00%        145.62%             --        182.21%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                               3.66%         29.90%        53.96%        186.01%             --        239.69%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERMEDIATE
  GOVERNMENT SECURITIES                    6.30%         15.20%        21.53%            --              --         53.20%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper U.S. Government                  7.68%         19.84%        33.36%            --              --         72.35%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                               8.49%         21.61%        36.71%            --              --         76.55%
-----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERNATIONAL                    9.09%         13.03%           --             --              --         23.88%
-----------------------------------------------------------------------------------------------------------------------------
   Lipper International                   13.02%         33.62%           --             --              --         47.74%
-----------------------------------------------------------------------------------------------------------------------------
   Benchmark                              20.00%         29.52%           --             --              --         41.40%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
88  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


                                                           TABLE 4
                          CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998 (CONTINUED)


------------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE
                                         1 YEAR      3 YEARS     5 YEARS     10 YEARS     20 YEARS    INCEPTION*
------------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                  3.89%      12.26%      20.20%      50.36%           --          137.22%
------------------------------------------------------------------------------------------------------------------
   Lipper Money Market                  4.84%      15.34%      26.25%      66.09%           --          178.83%
------------------------------------------------------------------------------------------------------------------
   Benchmark                            5.05%      16.35%      28.27%      69.88%           --          181.74%
------------------------------------------------------------------------------------------------------------------
 ALLIANCE QUALITY BOND                  7.23%      20.01%      29.75%         --            --           28.65%
------------------------------------------------------------------------------------------------------------------
   Lipper Corporate Bond A-Rated        7.47%      20.42%      37.37%         --            --           37.26%
------------------------------------------------------------------------------------------------------------------
   Benchmark                            8.69%      23.51%      42.06%         --            --           42.14%
------------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH             (5.56)%        --          --          --            --           18.57%
------------------------------------------------------------------------------------------------------------------
   Lipper Small-Cap                    (0.33)%        --          --          --            --            28.98%
------------------------------------------------------------------------------------------------------------------
   Benchmark                            1.23%         --          --          --            --           29.23%
------------------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES         32.72%         --          --          --            --           61.40%
------------------------------------------------------------------------------------------------------------------
   Lipper Mid-Cap                      15.97%         --          --          --            --           42.16%
------------------------------------------------------------------------------------------------------------------
   Benchmark                           (2.54)%        --          --          --            --           25.40%
------------------------------------------------------------------------------------------------------------------
 MFS RESEARCH                          22.44%         --          --          --            --           40.83%
------------------------------------------------------------------------------------------------------------------
   Lipper Growth                       25.82%         --          --          --            --           52.86%
------------------------------------------------------------------------------------------------------------------
   Benchmark                           28.58%         --          --          --            --           57.60%
------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH BASIC VALUE EQUITY      10.09%         --          --          --            --           27.67%
------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income              15.54%         --          --          --            --           15.59%
------------------------------------------------------------------------------------------------------------------
   Benchmark                           28.58%         --          --          --            --           57.60%
------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH WORLD STRATEGY           5.39%         --          --          --            --            9.37%
------------------------------------------------------------------------------------------------------------------
   Lipper Global Flexible Portfolio     9.34%         --          --          --            --           19.41%
------------------------------------------------------------------------------------------------------------------
   Benchmark                           19.55%         --          --          --            --           33.33%
------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING
  MARKETS EQUITY                      (28.00)%        --          --          --            --          (42.82)%
------------------------------------------------------------------------------------------------------------------
   Lipper Emerging Markets            (30.50)%        --          --          --            --          (45.67)%
------------------------------------------------------------------------------------------------------------------
   Benchmark                          (25.34)%        --          --          --            --          (36.71)%
------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM BALANCED                    10.31%         --          --          --            --           25.16%
------------------------------------------------------------------------------------------------------------------
   Lipper Balanced                     14.61%         --          --          --            --           31.59%
------------------------------------------------------------------------------------------------------------------
   Benchmark                           21.36%         --          --          --            --           42.22%
------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH &
  INCOME VALUE                         11.31%         --          --          --            --           28.20%
------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income              15.54%         --          --          --            --           38.49%
------------------------------------------------------------------------------------------------------------------
   Benchmark                           28.58%         --          --          --            --           57.60%
------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE EQUITY INCOME            7.61%         --          --          --            --           30.25%
------------------------------------------------------------------------------------------------------------------
   Lipper Equity Income                10.76%         --          --          --            --           33.92%
------------------------------------------------------------------------------------------------------------------
   Benchmark                           28.58%         --          --          --            --           57.60%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  89
--------------------------------------------------------------------------------


                                                TABLE 4
              CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998 (CONTINUED)


------------------------------------------------------------------------------------------------------
                                                                                             SINCE
                              1 YEAR       3 YEARS     5 YEARS     10 YEARS     20 YEARS   INCEPTION*
------------------------------------------------------------------------------------------------------
 T. ROWE PRICE
  INTERNATIONAL STOCK          12.17%       --          --          --           --           9.49%
------------------------------------------------------------------------------------------------------
  Lipper International         12.17%       --          --          --           --          15.88%
------------------------------------------------------------------------------------------------------
  Benchmark                    20.00%       --          --          --           --          23.42%
 WARBURG PINCUS SMALL
  COMPANY VALUE               (11.21)%      --          --          --           --           4.82%
------------------------------------------------------------------------------------------------------
  Lipper Small-Cap              1.53%       --          --          --           --          29.95%
------------------------------------------------------------------------------------------------------
  Benchmark                    (2.54)%      --          --          --           --          25.40%
------------------------------------------------------------------------------------------------------

----------
*     Portfolios inception dates are shown in Table 1.

--------------------------------------------------------------------------------
90  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


                                                     TABLE 5
                                          YEAR-BY-YEAR RATES OF RETURN


----------------------------------------------------------------------------------------------------------------
                                               1989          1990          1991          1992            1993
----------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                     42.87%         5.73%        84.57%         (4.47)%        15.17%
----------------------------------------------------------------------------------------------------------------
Alliance Balanced                             24.60%        (1.46)%       40.02%         (4.15)%        10.80%
----------------------------------------------------------------------------------------------------------------
Alliance Common Stock                         24.07%        (9.27)%       35.81%          1.82%         23.11%
----------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                2.75%+        4.97%        18.23%          4.36%          9.27%
----------------------------------------------------------------------------------------------------------------
Alliance Equity Index                            --            --            --             --             --
----------------------------------------------------------------------------------------------------------------
Alliance Global                               25.02%        (7.33)%       28.79%         (1.86)%        30.34%
----------------------------------------------------------------------------------------------------------------
Alliance Growth & Income                         --            --            --             --          (0.59)%+
----------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                      3.65%+        9.12%        46.90%          3.52%         13.71%
----------------------------------------------------------------------------------------------------------------
Alliance High Yield                            3.71%        (2.43)%       22.78%         10.80%         21.48%
----------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government
  Securities                                     --            --         10.94%+         4.17%          9.09%
----------------------------------------------------------------------------------------------------------------
Alliance International                           --            --            --             --             --
----------------------------------------------------------------------------------------------------------------
Alliance Money Market                          7.72%         6.82%         4.69%          2.16%          1.58%
----------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                            --            --            --             --          (0.84)%+
----------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                        --            --            --             --             --
----------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                    --            --            --             --             --
----------------------------------------------------------------------------------------------------------------
MFS Research                                     --            --            --             --             --
----------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                 --            --            --             --             --
----------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                     --            --            --             --             --
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity           --            --            --             --             --
----------------------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                              --            --            --             --             --
----------------------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value                 --            --            --             --             --
----------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                      --            --            --             --             --
----------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                --            --            --             --             --
----------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value               --            --            --             --             --
----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                1994            1995         1996           1997            1998
---------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                      (5.11)%         29.87%        20.54%          9.31%          (1.07)%
---------------------------------------------------------------------------------------------------------------------
Alliance Balanced                              (9.27)%         18.13%        10.16%         13.44%          16.52%
---------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                          (3.48)%         30.64%        22.55%         27.45%          27.62%
---------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                (5.38)%         18.79%         3.79%         11.71%          12.35%
---------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                          (0.04)%+        34.66%        20.73%         30.79%          26.36%
---------------------------------------------------------------------------------------------------------------------
Alliance Global                                 3.82%          17.23%        13.06%         10.05%          20.17%
---------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income                       (1.90)%         22.42%        18.47%         25.06%          19.25%
---------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                      (4.44)%         24.68%        11.09%         15.21%          17.53%
---------------------------------------------------------------------------------------------------------------------
Alliance High Yield                            (4.09)%         18.32%        21.23%         16.88%          (6.42)%
---------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government
  Securities                                   (5.65)%         11.81%         2.38%          5.85%           6.30%
---------------------------------------------------------------------------------------------------------------------
Alliance International                            --            9.60%+        8.33%         (4.35)%          9.09%
---------------------------------------------------------------------------------------------------------------------
Alliance Money Market                           2.62%           4.32%         3.90%          3.98%           3.89%
---------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                          (6.37)%         15.46%         3.94%          7.68%           7.23%
---------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                         --              --            --          25.55%+         (5.56)%
---------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                     --              --            --          21.34%+         32.72%
---------------------------------------------------------------------------------------------------------------------
MFS Research                                      --              --            --          15.01%+         22.44%
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                  --              --            --          15.97%+         10.09%
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                      --              --            --           3.77%+          5.39%
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity            --              --            --         (20.59)%+       (28.00)%
---------------------------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                               --              --            --          13.46%+         10.31%
---------------------------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value                  --              --            --          15.17%+         11.31%
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                       --              --            --          21.04%+          7.61%
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                 --              --            --          (2.39)%+        12.17%
---------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                --              --            --          18.06%+        (11.21)%
---------------------------------------------------------------------------------------------------------------------

----------
+ Return for these Portfolios represent less than 12 months of performance. The returns are as of each Portfolio's inception date as shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  91
--------------------------------------------------------------------------------



COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:


o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o    data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
 Barron's                                      Money Management Letter
--------------------------------------------------------------------------------
 Morningstar's Variable Annuity Sourcebook     Investment Dealers Digest
--------------------------------------------------------------------------------
 Business Week                                 National Underwriter
--------------------------------------------------------------------------------
 Forbes                                        Pension & Investments
--------------------------------------------------------------------------------
 Fortune                                       USA Today
--------------------------------------------------------------------------------
 Institutional Investor                        Investor's Business Daily
--------------------------------------------------------------------------------
 Money                                         The New York Times
--------------------------------------------------------------------------------
 Kiplinger's Personal Finance                  The Wall Street Journal
--------------------------------------------------------------------------------
 Financial Planning                            The Los Angeles Times
--------------------------------------------------------------------------------
 Investment Adviser                            The Chicago Tribune
--------------------------------------------------------------------------------
 Investment Management Weekly
--------------------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.


YIELD INFORMATION

Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the other options will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option.

--------------------------------------------------------------------------------
92  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------



The yields and effective yields assume the deduction of all contract charges and expenses other than the annual administrative charge, withdrawal charge, and any charge for taxes such as premium tax. For more information, see "Alliance Money Market Option Yield Information" and "Other Yield Information" in the SAI.

--------------------------------------------------------------------------------
                                             APPENDIX I: ORIGINAL CONTRACTS  A-1
--------------------------------------------------------------------------------



Appendix I: Original contracts
--------------------------------------------------------------------------------


Original Contracts are EQUI-VEST contracts under which the contract owner has not elected to add Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield, Alliance Growth and Income, Alliance Equity Index, Alliance Global, Alliance International, Alliance Small Cap Growth, Alliance Conservative Investors, Alliance Growth Investors options and any of the EQ Advisors Trust variable Investment options as investment options.

SELECTING YOUR INVESTMENT METHOD. If you own an original contract, only the guaranteed interest option and the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock options are available. In most cases, you may request that we add additional variable investment options to your original contract. We reserve the right to deny your request.

TRANSFERRING YOUR ACCOUNT VALUE. If you own an original contract, including original contract owners who elect to amend their contract by selecting maximum transfer flexibility, the Alliance Money Market option is always available. However, we will not permit transfers into the Alliance Money Market option from any other investment option. There will not be any other transfer limitations under your original contract.

--------------------------------------------------------------------------------
                               APPENDIX II: CONDENSED FINANCIAL INFORMATION  B-1
--------------------------------------------------------------------------------


Appendix II: Condensed financial information
--------------------------------------------------------------------------------


The following tables show the accumulation unit values and the number of outstanding units for each variable investment option under each contract series at the last business day of the periods shown. The information presented is shown for the past ten years, or from the first year the particular contracts were offered if less than ten years ago.


SERIES 300 AND 400 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION





-----------------------------------------------------------------------------------------------------
                                                                 DECEMBER 31,
                                           ----------------------------------------------------------
                                             1994        1995         1996         1997         1998
-----------------------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
-----------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK
-----------------------------------------------------------------------------------------------------
   Unit value                              $ 95.45      $123.95     $149.41     $163.33     $161.59
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         664        1,310       2,468       3,226       3,342
-----------------------------------------------------------------------------------------------------
 ALLIANCE BALANCED
-----------------------------------------------------------------------------------------------------
   Unit value                              $ 91.64      $108.26     $119.26     $135.29     $157.63
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         289          386         548         655         752
-----------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK
-----------------------------------------------------------------------------------------------------
   Unit value                              $ 97.03       126.78     $155.42     $198.12     $252.88
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         948        1,989       3,457       4,765       5,808
-----------------------------------------------------------------------------------------------------
 ALLIANCE CONSERVATIVE INVESTORS
-----------------------------------------------------------------------------------------------------
   Unit value                              $ 95.10      $112.97     $117.25     $130.98     $147.17
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         325          491         567         553         661
-----------------------------------------------------------------------------------------------------
 ALLIANCE EQUITY INDEX
-----------------------------------------------------------------------------------------------------
   Unit value                              $100.95      $135.94     $164.12     $214.66     $271.24
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)          47          592       1,486       2,686       3,805
-----------------------------------------------------------------------------------------------------
 ALLIANCE GLOBAL
-----------------------------------------------------------------------------------------------------
   Unit value                              $104.12      $122.06     $138.00     $151.87     $182.50
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       1,305        2,121       2,995       3,369       3,395
-----------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH & INCOME
-----------------------------------------------------------------------------------------------------
   Unit value                              $ 98.86      $121.02     $143.37     $179.30     $213.81
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         210          498         975       1,800       2,475
-----------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS
-----------------------------------------------------------------------------------------------------
   Unit value                              $ 96.31      $120.08     $133.40     $153.69     $180.63
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       1,023        2,113       3,325       3,704       3,962
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B-2  APPENDIX II: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SERIES 300 AND 400 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION (CONTINUED)




-----------------------------------------------------------------------------------------------------
                                                                 DECEMBER 31,
                                         ------------------------------------------------------------
                                             1994        1995         1996         1997         1998
-----------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD
-----------------------------------------------------------------------------------------------------
   Unit value                            $  95.88     $ 113.44     $ 137.53     $ 160.74     $ 150.42
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         99          209          444          831        1,164
-----------------------------------------------------------------------------------------------------
 ALLIANCE INTERMEDIATE GOVERNMENT
  SECURITIES
-----------------------------------------------------------------------------------------------------
   Unit value                            $  98.19     $ 109.80     $ 112.40     $ 118.98     $ 126.48
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         32           89          146          202          314
-----------------------------------------------------------------------------------------------------
 ALLIANCE INTERNATIONAL
-----------------------------------------------------------------------------------------------------
   Unit value                                  --     $ 104.15     $ 112.83     $ 107.92     $ 117.72
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --          141          763          968          971
-----------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET
-----------------------------------------------------------------------------------------------------
   Unit value                            $ 102.61     $ 107.04     $ 111.21     $ 115.66     $ 120.19
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         63           81          165          146          262
-----------------------------------------------------------------------------------------------------
 ALLIANCE QUALITY BOND
-----------------------------------------------------------------------------------------------------
   Unit value                            $  93.87     $ 108.38     $ 112.65     $ 121.30     $ 130.07
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         53          135          196          283          557
-----------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------
   Unit value                                  --           --           --     $ 125.55     $ 118.57
-----------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --           --           --          488        1,101
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               APPENDIX II: CONDENSED FINANCIAL INFORMATION  B-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SERIES 300 AND 400 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION (CONTINUED)


--------------------------------------------------------------------------------
                                             DECEMBER 31,     DECEMBER 31,
                                                1997             1998
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
--------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES
--------------------------------------------------------------------------------
   Unit value                                  $121.34          $161.04
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             256            1,090
--------------------------------------------------------------------------------
 MFS RESEARCH
--------------------------------------------------------------------------------
   Unit value                                  $115.01          $140.83
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             236              720
--------------------------------------------------------------------------------
 MERRILL LYNCH BASIC VALUE EQUITY
--------------------------------------------------------------------------------
   Unit value                                  $115.97          $127.67
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             145              444
--------------------------------------------------------------------------------
 MERRILL LYNCH WORLD STRATEGY
--------------------------------------------------------------------------------
   Unit value                                  $103.77          $109.37
--------------------------------------------------------------------------------
   Number of units outstanding (000's)              52               84
--------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING MARKETS EQUITY
--------------------------------------------------------------------------------
   Unit value                                  $ 79.41          $ 57.18
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             109              217
--------------------------------------------------------------------------------
 EQ/PUTNAM BALANCED
--------------------------------------------------------------------------------
   Unit value                                  $113.46          $125.16
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             109              275
--------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME VALUE
--------------------------------------------------------------------------------
   Unit value                                  $115.17          $128.20
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             250              581
--------------------------------------------------------------------------------
 T. ROWE PRICE EQUITY INCOME
--------------------------------------------------------------------------------
   Unit value                                  $121.04          $130.25
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             475            1,070
--------------------------------------------------------------------------------
 T. ROWE PRICE INTERNATIONAL STOCK
--------------------------------------------------------------------------------
   Unit value                                  $ 97.61          $109.49
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             387              671
--------------------------------------------------------------------------------
 WARBURG PINCUS SMALL COMPANY VALUE
--------------------------------------------------------------------------------
   Unit value                                  $118.06          $104.82
--------------------------------------------------------------------------------
   Number of units outstanding (000's)             577              859
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B-4  APPENDIX II: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SERIES 100 AND 200 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION





-------------------------------------------------------------------------------------
                                                        DECEMBER 31,
                                     ------------------------------------------------
                                           1989        1990        1991        1992
-------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
-------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK
-------------------------------------------------------------------------------------
   Unit value                           $ 25.86      $ 27.36      $ 50.51    $ 48.30
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)    8,134        9,545       12,962     17,986
-------------------------------------------------------------------------------------
 ALLIANCE BALANCED
-------------------------------------------------------------------------------------
   Unit value                           $ 19.69      $ 19.40      $ 27.17    $ 26.04
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)   16,810       19,423       21,100     25,975
-------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK
-------------------------------------------------------------------------------------
   Unit value                           $ 83.40      $ 75.67      $102.76    $104.63
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)    8,645        9,670       10,292     11,841
-------------------------------------------------------------------------------------
 ALLIANCE CONSERVATIVE INVESTORS
-------------------------------------------------------------------------------------
   Unit value                                --           --           --         --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --           --           --         --
-------------------------------------------------------------------------------------
 ALLIANCE EQUITY INDEX
-------------------------------------------------------------------------------------
   Unit value                                --           --           --         --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --           --           --         --
-------------------------------------------------------------------------------------
 ALLIANCE GLOBAL
-------------------------------------------------------------------------------------
   Unit value                                --           --           --         --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --           --           --         --
-------------------------------------------------------------------------------------
 ALLIANCE GROWTH & INCOME
-------------------------------------------------------------------------------------
   Unit value                                --           --           --         --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --           --           --         --
-------------------------------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS
-------------------------------------------------------------------------------------
   Unit value                                --           --           --         --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --           --           --         --
-------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD
-------------------------------------------------------------------------------------
   Unit value                                --           --           --         --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --           --           --         --
-------------------------------------------------------------------------------------
 ALLIANCE INTERMEDIATE GOVERNMENT
  SECURITIES
-------------------------------------------------------------------------------------
   Unit value                                --           --           --         --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --           --           --         --
-------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                                    DECEMBER 31,
                                           1993        1994        1995        1996        1997        1998
---------------------------------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
---------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK
---------------------------------------------------------------------------------------------------------------
   Unit value                             $ 55.68    $ 52.88    $ 68.73    $ 82.91    $ 90.75    $ 89.92
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     21,496     24,787     25,821     27,945     28,030     25,634
---------------------------------------------------------------------------------------------------------------
 ALLIANCE BALANCED
---------------------------------------------------------------------------------------------------------------
   Unit value                             $ 28.85    $ 26.18    $ 30.92    $ 34.06    $ 38.66    $ 45.07
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     31,259     32,664     30,212     28,319     26,036     24,361
---------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK
---------------------------------------------------------------------------------------------------------------
   Unit value                             $128.81    $124.32    $162.42    $199.05    $253.68    $323.75
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     13,917     15,749     16,292     16,933     17,386     17,231
---------------------------------------------------------------------------------------------------------------
 ALLIANCE CONSERVATIVE INVESTORS
---------------------------------------------------------------------------------------------------------------
   Unit value                                  --    $ 95.10    $112.97    $117.25    $130.98    $147.17
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --        325        491        567        553        661
---------------------------------------------------------------------------------------------------------------
 ALLIANCE EQUITY INDEX
---------------------------------------------------------------------------------------------------------------
   Unit value                                  --    $100.95    $135.94    $164.12    $214.66    $271.24
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         47        592      1,486      2,686      3,805
---------------------------------------------------------------------------------------------------------------
 ALLIANCE GLOBAL
---------------------------------------------------------------------------------------------------------------
   Unit value                                  --    $104.12    $122.06    $138.00    $151.87    $182.50
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --      1,305      2,121      2,995      3,369      3,395
---------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH & INCOME
---------------------------------------------------------------------------------------------------------------
   Unit value                                  --    $ 98.86    $121.02    $143.37    $179.30    $213.81
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --        210        498        975      1,800      2,475
---------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS
---------------------------------------------------------------------------------------------------------------
   Unit value                                  --    $ 96.31    $120.08    $133.40    $153.69    $180.63
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --      1,023      2,113      3,325      3,704      3,962
---------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD
---------------------------------------------------------------------------------------------------------------
   Unit value                                  --    $ 95.88    $113.44    $137.53    $160.74    $150.42
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         99        209        444        831      1,164
---------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERMEDIATE GOVERNMENT
  SECURITIES
---------------------------------------------------------------------------------------------------------------
   Unit value                                  --    $ 98.19    $109.80    $112.40    $118.98    $126.48
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         32         89        146        202        314
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               APPENDIX II: CONDENSED FINANCIAL INFORMATION  B-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SERIES 100 AND 200 CONTRACTS


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR EACH VARIABLE INVESTMENT OPTION (CONTINUED)




-------------------------------------------------------------------------------------------------
                                                              DECEMBER 31,
                                        ---------------------------------------------------------
                                           1989        1990        1991        1992        1993
-------------------------------------------------------------------------------------------------
 ALLIANCE INTERNATIONAL
-------------------------------------------------------------------------------------------------
   Unit value                                  --         --         --         --         --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         --         --         --         --
-------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET
-------------------------------------------------------------------------------------------------
   Unit value                              $21.89     $23.38     $24.48     $25.01     $25.41
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      1,045      1,307      1,325      1,201      1,065
-------------------------------------------------------------------------------------------------
 ALLIANCE QUALITY BOND
-------------------------------------------------------------------------------------------------
   Unit value                                  --         --         --         --         --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         --         --         --         --
-------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------
   Unit value                                  --         --         --         --         --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         --         --         --         --
-------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES
-------------------------------------------------------------------------------------------------
   Unit value                                  --         --         --         --         --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         --         --         --         --
-------------------------------------------------------------------------------------------------
 MFS RESEARCH
-------------------------------------------------------------------------------------------------
   Unit value                                  --         --         --         --         --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         --         --         --         --
-------------------------------------------------------------------------------------------------
 MERRILL LYNCH BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------
   Unit value                                  --         --         --         --         --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         --         --         --         --
-------------------------------------------------------------------------------------------------
 MERRILL LYNCH WORLD STRATEGY
-------------------------------------------------------------------------------------------------
   Unit value                                  --         --         --         --         --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         --         --         --         --
-------------------------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING MARKETS
  EQUITY
-------------------------------------------------------------------------------------------------
   Unit value                                  --         --         --         --         --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         --         --         --         --
-------------------------------------------------------------------------------------------------
 EQ/PUTNAM BALANCED
-------------------------------------------------------------------------------------------------
   Unit value                                  --         --         --         --         --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         --         --         --         --
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                DECEMBER 31,
                                    -------------------------------------------------------------------
                                           1994         1995         1996         1997         1998
-------------------------------------------------------------------------------------------------------
  ALLIANCE INTERNATIONAL

   Unit value                                  --     $104.15     $112.83     $107.92     $117.72
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --         141         763         968         971
-------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET
-------------------------------------------------------------------------------------------------------
   Unit value                              $26.08     $ 27.22     $ 28.28     $ 29.41     $ 30.55
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      1,000       1,021       1,013         973       1,261
-------------------------------------------------------------------------------------------------------
 ALLIANCE QUALITY BOND
-------------------------------------------------------------------------------------------------------
   Unit value                              $93.87     $108.38     $112.65     $121.30     $130.07
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         53         135         196         283         557
-------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------
   Unit value                                  --          --          --     $125.55     $118.57
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --          --          --         448       1,101
-------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES
-------------------------------------------------------------------------------------------------------
   Unit value                                  --          --          --     $161.04     $121.34
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --          --          --       1,090         256
-------------------------------------------------------------------------------------------------------
 MFS RESEARCH
-------------------------------------------------------------------------------------------------------
    Unit value                                  --          --          --     $140.83     $115.01
-------------------------------------------------------------------------------------------------------
    Number of units outstanding (000's)         --          --          --         720         236
-------------------------------------------------------------------------------------------------------
  MERRILL LYNCH BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------
   Unit value                                  --          --          --     $127.67     $115.97
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --          --          --         444         145
-------------------------------------------------------------------------------------------------------
 MERRILL LYNCH WORLD STRATEGY
-------------------------------------------------------------------------------------------------------
   Unit value                                  --          --          --     $109.37     $103.77
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --          --          --          84          52
-------------------------------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING MARKETS
  EQUITY
-------------------------------------------------------------------------------------------------------
   Unit value                                  --          --          --     $ 57.18     $ 79.41
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --          --          --         217         109
-------------------------------------------------------------------------------------------------------
 EQ/PUTNAM BALANCED
-------------------------------------------------------------------------------------------------------
   Unit value                                  --          --          --     $125.16     $113.46
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)         --          --          --         275         109
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B-6  APPENDIX II: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                             DECEMBER 31,
                                         --------------------------------------------------------------------------------------
                                         1989    1990    1991    1992    1993    1994    1995    1996       1997         1998
-------------------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME VALUE
-------------------------------------------------------------------------------------------------------------------------------
   Unit value                            --      --      --      --      --      --      --      --     $ 115.17     $ 128.20
-------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)   --      --      --      --      --      --      --      --          250          581
-------------------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------------
   Unit value                            --      --      --      --      --      --      --      --     $ 121.04     $ 130.25
-------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)   --      --      --      --      --      --      --      --          475        1,070
-------------------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE INTERNATIONAL STOCK
-------------------------------------------------------------------------------------------------------------------------------
   Unit value                            --      --      --      --      --      --      --      --     $ 109.49     $  97.61
-------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)   --      --      --      --      --      --      --      --          671          387
-------------------------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS SMALL COMPANY
  VALUE
-------------------------------------------------------------------------------------------------------------------------------
   Unit value                            --      --      --      --      --      --      --      --     $ 104.82     $ 118.06
-------------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)   --      --      --      --      --      --      --      --          859          577
-------------------------------------------------------------------------------------------------------------------------------

Statement of additional
information







--------------------------------------------------------------------------------

TABLE OF CONTENTS




                                                   Page
Additional Loan Provisions                           2
Tax Rules: Special Aspects                           3
Required Minimum Distributions Option                4
Accumulation Unit Values                             5
Calculation of Annuity Payments                      5
The Reorganization                                   6
Custodian and Independent Accountants                7
Alliance Money Market Option Yield Information       7
Other Yield Information                              8
Key Factors in Retirement Planning                   8
Long-Term Market Trends                             12
Financial Statements                                14


HOW TO OBTAIN AN EQUI-VEST STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A

Call 1-800-628-6673 or send this request form to:
     EQUI-VEST
     Employer Sponsored Programs
     Processing Office
     The Equitable Life
     P.O. Box 2996
     New York, NY 10116-2996


Please send me an EQUI-VEST Statement of Additional Information dated May 3, 1999 (Employer-Sponsored Retirement Programs)


------------------------------------------------------------------------------
Name:


------------------------------------------------------------------------------
Address:


------------------------------------------------------------------------------
City           State   Zip


888-1175A

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                          SUPPLEMENT DATED MAY 3, 1999

                                       to

                             EQUI-VEST(R) PROSPECTUS

                                DATED MAY 3, 1999

              FOR EMPLOYEES OF EMPLOYERS ASSOCIATED WITH REALTY ONE


         This Supplement modifies certain information contained in the prospectus dated May 3, 1999 ("Prospectus") as it relates to certain series 200 Trusteed Contracts offered by The Equitable Life Assurance Society of the United States ("Equitable Life"). The Series 200 Trusteed Contracts, modified as described below (the "Modified Trusteed Contracts"), are offered to employees of employers associated with Realty One, a real estate brokerage firm, on the basis described in the Prospectus, except that the Withdrawal Charge applicable to the Modified Trusteed Contracts will be waived for all plan assets invested under such Contracts, except for any withdrawal of plan assets which were invested in the guaranteed interest option less than 120 days prior to such withdrawal. Except as modified above, the discussion under "Withdrawal charge for series 100 and 200 contracts" under "Charges and expenses" with respect to Trusteed Contracts is applicable to the Modified Trusteed Contracts.



         The annual administrative charge is waived.




888-1145

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                          SUPPLEMENT DATED MAY 3, 1999
                                       TO
                             EQUI-VEST(R) PROSPECTUS
                                DATED MAY 3, 1999

                 For Employees of Allegheny County, Pennsylvania


This Supplement modifies certain information contained in the prospectus dated May 3, 1999 ("Prospectus") as it relates to the Series 200 EDC Contracts offered by The Equitable Life Assurance Society of the United States ("Equitable Life"). The Series 200 EDC Contracts, modified as described below (the "Modified EDC Contracts"), are offered to employees of Allegheny County, Pennsylvania, on the basis described in the Prospectus, except that the Withdrawal Charge and Annual Administrative Charge applicable to the Modified EDC Contracts will be as follows:

o Withdrawal Charge. The Withdrawal Charge ("WC") schedule for the Modified EDC Contract is as follows:

              Contract Year(s)                            WC
              ----------------                            --
                    1                                      6%
                    2                                      5
                    3                                      4
                    4                                      3
                    5                                      2
                    6+                                     0
This table replaces the table in the Prospectus under "Withdrawal charge for series 100 and 200 contracts" in "Charges and expenses."

No WC will apply in the event of the:
    -- Death
    -- Disability
    -- Separation from service from Allegheny County
    -- Retirement of the participant.

The annual administrative charge is waived.


888-1146

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                          SUPPLEMENT DATED MAY 3, 1999

                                       TO

                             EQUI-VEST(R) PROSPECTUS

                                DATED MAY 3, 1999

This supplement modifies certain information in the prospectus dated May 3, 1999 (the "Prospectus") for EQUI-VEST group and individual deferred variable annuity contracts offered by Equitable Life. Equitable Life will offer its EQUI-VEST Series 200 TSA contracts modified with Rider 95MDHOSP (the "Modified TSA Contract") only to employees (age 75 and below) of hospitals and non-profit healthcare organizations doing business in Maryland. This Supplement describes the material differences between the Modified TSA Contract and the EQUI-VEST Series 200 TSA contract described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus.

Material differences between the Modified TSA Contract and the TSA provisions described in the EQUI-VEST Prospectus include the following:

    o WITHDRAWAL CHARGE. The Withdrawal Charge schedule for the Modified TSA Contract is as follows:

                               WITHDRAWAL CHARGES

                               ------------------
             CONTRACT YEAR(S)                      CHARGE
             ----------------                      ------
                    1                                6%
                    2                                5
                    3                                4
                    4                                3
                    5                                2
                    6+                               0

         This table replaces the EQUI-VEST Series 200 Withdrawal Charge table in "withdrawal charge for series 100 and 200 contracts" under "Charges and expenses" in the Prospectus.

    o No withdrawal charge will apply to funds transferred on or after January 18, 1996 into the Modified TSA Contract from another tax sheltered annuity contract qualified under Section 403(b) of the Code and issued by an insurance company other than Equitable Life.

    o LOANS. Loans will be available under the Modified TSA Contract when the TSA plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Only one outstanding loan will be permitted at any time. There is a minimum loan amount of $1,000 and a maximum loan amount which varies depending on the participant's account value but may never exceed $50,000. For more complete details and rules on Loans see "Loans from qualified plans and TSAs" in the Prospectus and "Additional Loan Provisions" in the Statement of Additional Information.

    o    EXCEPTIONS TO THE WITHDRAWAL CHARGE. For the modified TSA Contract, the
         Section in "Charges and expenses" has been revised as follows:

         No charge will be applied to any amount withdrawn from the TSA Contract if:

         --   the annuitant has separated from service, or

         -- the annuitant makes a withdrawal that qualifies as a hardship withdrawal under the Plan and the Code, or

         -- the annuitant makes a withdrawal at any time if he qualifies to receive Social Security disability benefits as certified by the Social Security Administration or any successor agency.

    o ANNUAL ADMINISTRATIVE CHARGE. No annual administrative charge will be charged to participants in the Modified TSA Contract.


                      FOR USE ONLY IN THE STATE OF MARYLAND


888-1148

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                          SUPPLEMENT DATED MAY 3, 1999

                                       TO

                             EQUI-VEST(R) PROSPECTUS

                                DATED MAY 3, 1999

This supplement modifies certain information in the prospectus dated May 3, 1999 (the "Prospectus") for EQUI-VEST group and individual deferred variable annuity contracts offered by Equitable Life. Equitable Life will offer a modified version of its EQUI-VEST Series 200 TSA contracts (the "Modified TSA Agreement") only to participants in qualifying retirement programs of certain nonprofit healthcare organizations. This Supplement describes the material differences between the Modified TSA Agreement and the EQUI-VEST Series 200 TSA contract described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus.

Material differences between the Modified TSA Agreement and the TSA provisions described in the EQUI-VEST Prospectus include the following:

    o WITHDRAWAL CHARGE. The Withdrawal Charge schedule for the Modified TSA Agreement is as follows:

                               WITHDRAWAL CHARGES
                               ------------------
            CONTRACT YEAR(S)                      CHARGE
            ----------------                      ------
                   1                                6%
                   2                                5
                   3                                4
                   4                                3
                   5                                2
                   6+                               0

         This table replaces the EQUI-VEST Series 200 Withdrawal Charge table in "Withdrawal charge for series 100 and 200 contracts under charges and expenses."

    o EXCEPTIONS TO THE WITHDRAWAL CHARGE. For the modified TSA Agreement, the section in "Charges and expenses" has been revised to add the following waivers:

         No charge will be applied to any amount withdrawn from the Modified TSA Agreement if:

         --   the annuitant has separated from service, or

         -- the annuitant makes a withdrawal at any time if he qualifies to receive Social Security disability benefits as certified by the Social Security Administration or any successor agency, or

         -- the annuitant makes a withdrawal that qualifies as a hardship withdrawal under the Plan and the Code.

    o ANNUAL ADMINISTRATIVE CHARGE. The annual administrative charge to participants under the Modified TSA Agreement is at maximum the charge described in the Prospectus -- that is, it is equal to the lesser of $30 or 2% of the account value on the last business day of each year (adjusted to include any withdrawals made during the year), to be prorated for a fractional year. This charge may be reduced or waived when a Modified TSA Agreement is used by the employer and the required participant services are performed at a modified or minimum level.




                     FOR USE ONLY IN THE STATE OF ILLINOIS.


888-1161

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                          SUPPLEMENT DATED MAY 3, 1999
                                       TO
                             EQUI-VEST(R) PROSPECTUS
                                DATED MAY 3, 1999
             EQUI-VEST(R) EDC CONTRACTS (SERIES 100 AND SERIES 200)
         OFFERED TO CERTAIN EMPLOYEES OF STATE AND MUNICIPAL GOVERNMENTS
                            WITHIN THE STATE OF IOWA

This Supplement adds to and modifies certain information contained in the prospectus dated May 3, 1999 (PROSPECTUS) for EQUI-VEST(R) EMPLOYER-SPONSORED RETIREMENT PROGRAMS offered by Equitable Life. Equitable Life will offer EQUI-VEST(R) EDC, as described below (IOWA/ENHANCED EDC CONTRACTS), to fund plans that meet the requirements of Internal Revenue Code Section 457 ("Section 457 Plans") sponsored by certain state and municipal governments described in
Section 457 of the Code, within the State of Iowa (EMPLOYER). Iowa/Enhanced EDC Contracts will be available only when an Employer (i) makes contributions to a
Section 457 Plan, whether in addition to, or instead of, employee salary reduction or elective deferred contributions, as applicable, (ii) has entered into an agreement with Equitable Life that permits Equitable Life to offer Iowa/Enhanced EDC Contracts as a funding vehicle for your Employer's Section 457 Plan; and (iii) has greater than $50 million in plan assets for all Iowa/Enhanced EDC Contracts within the state of Iowa. Terms not otherwise defined in this Supplement have the same meaning as in the Prospectus.

Employees of an Employer may participate under an Iowa/Enhanced EDC Contract on the same basis and under the same terms and conditions described in the Prospectus as applicable to EQUI-VEST(R) EDC Contracts, except for certain material differences described in this Supplement. Participation under Iowa/Enhanced EDC Contracts will be available to (i) annuitants, within the state of Iowa, participating under EQUI-VEST EDC Contracts purchased prior to the date of this Supplement and (ii) any annuitant participating under an Iowa/Enhanced EDC Contract purchased as of or after the date of this Supplement.


THE "EQUI-VEST EMPLOYER-SPONSORED RETIREMENT PROGRAMS AT A GLANCE -- KEY FEATURES" SECTION OF THE PROSPECTUS HAS BEEN MODIFIED FOR THE FEES AND EXPENSES UNDER SERIES 100 AND 200 AS FOLLOWS:

ANNUAL ADMINISTRATIVE CHARGE. The annual administrative charge is waived and does not apply to Iowa/Enhanced EDC Contracts.

Annual expenses of The Hudson River Trust and EQ Advisors Trust Portfolios include 12b-1 fees for The Hudson River Trust and EQ Advisors Trust for Iowa/Enhanced EDC Contracts.

FEE TABLES. For Iowa/Enhanced EDC Contracts, the following fee tables replace EQUI-VEST Series 100 and EQUI-VEST Series 200 fee tables. You should refer to the fee tables of the Prospectus for all other applicable expenses related to EQUI-VEST Series 100 and Series 200 Contracts. Please also see the discussion of the modifications to "Charges and expenses" set forth in the Supplement.










                        FOR USE ONLY IN THE STATE OF IOWA
888-1170

TABLE 1:  EQUI-VEST SERIES 100

====================================================================================================================================
                                                              ALLIANCE
                                              ALLIANCE      INTERMEDIATE      ALLIANCE      ALLIANCE      ALLIANCE       ALLIANCE
                                               MONEY         GOVERNMENT       QUALITY        HIGH         GROWTH &        EQUITY
                                               MARKET        SECURITIES         BOND         YIELD        INCOME          INDEX
====================================================================================================================================

Separate Account Annual
   Expenses
   Mortality and Expense Risk
      Fees (1)                                   .65%          .65%             .65%          .65%         .65%           .65%
   Other Expenses (2)                            .25%          .25%             .25%          .25%         .25%           .25%
------------------------------------------------------------------------------------------------------------------------------------
    Total Separate Account Annual
      Expenses                                   .90%          .90%             .90%          .90%         .90%           .90%
HRT Annual Expenses
   Investment Advisory Fees                      .35%          .50%             .53%          .60%         .55%           .31%
   Rule 12b-1 Fees (8)                           .25%          .25%             .25%          .25%         .25%           .25%
   Other Expenses                                .02%          .05%             .03%          .03%         .03%           .03%
------------------------------------------------------------------------------------------------------------------------------------
    Total HRT Annual
       Expenses (7)                              .62%          .80%             .81%          .88%         .83%           .59%
====================================================================================================================================

TABLE 1:  EQUI-VEST SERIES 100

====================================================================================================================================
                                    ALLIANCE                         ALLIANCE     ALLIANCE     ALLIANCE                 ALLIANCE
                                      COM-               ALLIANCE    AGGRES-       SMALL       CONSER-     ALLIANCE      GROWTH
                                      MON    ALLIANCE     INTER-      SIVE          CAP         VATIVE       BAL-        INVES-
                                     STOCK    GLOBAL     NATIONAL     STOCK        GROWTH     INVESTORS     ANCED         TORS
====================================================================================================================================
Separate Account
   Annual Expenses
   Mortality and Expense
     Risk Fees (1)                   .65%     .65%        .65%        .65%         .65%          .65%       .65%          .65%
   Other Expenses (2)                .25%     .25%        .25%        .25%         .25%          .25%       .25%          .25%
------------------------------------------------------------------------------------------------------------------------------------
     Total Separate Account
        Annual Expenses              .90%     .90%        .90%        .90%         .90%          .90%       .90%          .90%
HRT Annual Expenses
   Investment Advisory
     Fees                            .36%     .64%        .90%        .54%         .90%          .48%       .41%          .51%
   Rule 12b-1 Fees (8)               .25%     .25%        .25%        .25%         .24%          .25%       .25%          .25%
   Other Expenses                    .03%     .07%        .16%        .03%         .06%          .05%       .04%          .04%
------------------------------------------------------------------------------------------------------------------------------------
     Total HRT Annual
        Expenses (7)                 .64%     .96%       1.31%        .82%        1.20%          .78%       .70%          .80%
====================================================================================================================================



                        FOR USE ONLY IN THE STATE OF IOWA

==============================================================================================================================
                                                T. ROWE         T. ROWE
                                               PRICE INTER-      PRICE        EQ/PUTNAM
                                                NATIONAL        EQUITY         GROWTH &        EQ/PUTNAM               MFS
                                                 STOCK          INCOME        INCOME VALUE      BALANCED            RESEARCH
==============================================================================================================================
Separate Account Annual Expenses
  Mortality and Expense Risk
    Fees (1)                                    .65%           .65%             .65%              .65%              .65%
  Other Expenses (2)                            .25%           .25%             .25%              .25%              .25%
------------------------------------------------------------------------------------------------------------------------------
   Total Separate Account Annual
     Expenses                                   .90%           .90%             .90%              .90%              .90%
EQAT Annual Expenses
 Investment Management and
   Advisory Fees                                .75%           .55%             .55%              .55%              .55%
 Rule 12b-1 Fees (8)                            .25%           .25%             .25%              .25%              .25%
 Other Expenses                                 .20%           .05%             .05%              .10%              .05%
------------------------------------------------------------------------------------------------------------------------------
  Total EQAT Annual Expenses
    (After Expense Limitation) (9)             1.20%           .85%             .85%              .90%              .85%
==============================================================================================================================

TABLE 1:  EQUI-VEST SERIES 100

==============================================================================================================================

                                                               MORGAN
                                                  MFS          STANLEY           WARBURG                           MERRILL
                                               EMERGING       EMERGING         PINCUS SMALL       MERRILL        LYNCH BASIC
                                                 GROWTH        MARKETS          COMPANY         LYNCH WORLD        VALUE
                                               COMPANIES       EQUITY            VALUE           STRATEGY          EQUITY
==============================================================================================================================
Separate Account Annual Expenses
  Mortality and Expense Risk
   Fees (1)                                      .65%           .65%             .65%              .65%              .65%
  Other Expenses (2)                             .25%           .25%             .25%              .25%              .25%
------------------------------------------------------------------------------------------------------------------------------
   Total Separate Account Annual
      Expenses                                   .90%           .90%             .90%              .90%              .90%
EQAT Annual Expenses
 Investment Management and
    Advisory Fees                                .55%          1.15%             .65%              .70%              .55%
 Rule 12b-1 Fees (8)                             .25%           .25%             .25%              .25%              .25%
 Other Expenses                                  .05%           .35%             .10%              .25%              .05%
------------------------------------------------------------------------------------------------------------------------------
     Total EQAT Annual Expenses
       (After Expense Limitation) (9)            .85%          1.75%            1.00%             1.20%              .85%
==============================================================================================================================


                        FOR USE ONLY IN THE STATE OF IOWA

TABLE 2:  EQUI-VEST SERIES 200

====================================================================================================================================
                                                              ALLIANCE
                                              ALLIANCE      INTERMEDIATE      ALLIANCE      ALLIANCE      ALLIANCE       ALLIANCE
                                               MONEY         GOVERNMENT       QUALITY        HIGH         GROWTH &        EQUITY
                                               MARKET        SECURITIES         BOND         YIELD        INCOME          INDEX
====================================================================================================================================

Separate Account Annual
  Expenses
  Mortality and Expense Risk
   Fees (1)                                      .65%          .65%             .65%          .65%         .65%           .65%
  Other Expenses (2)                             .25%          .25%             .25%          .25%         .25%           .25%
------------------------------------------------------------------------------------------------------------------------------------
   Total Separate Account Annual Expenses
                                                 .90%          .90%             .90%          .90%         .90%           .90%
HRT Annual Expenses
 Investment Advisory Fees                        .35%          .50%             .53%          .60%         .55%           .31%
 Rule 12b-1 Fees (8)                             .25%          .25%             .25%          .25%         .25%           .25%
 Other Expenses                                  .02%          .05%             .03%          .03%         .03%           .03%
------------------------------------------------------------------------------------------------------------------------------------
  Total HRT Annual
    Expenses (7)                                 .62%          .80%             .81%          .88%         .83%           .59%
------------------------------------------------------------------------------------------------------------------------------------

TABLE 2:  EQUI-VEST SERIES 200

====================================================================================================================================
                                    ALLIANCE                         ALLIANCE     ALLIANCE     ALLIANCE                 ALLIANCE
                                      COM-               ALLIANCE    AGGRES-       SMALL       CONSER-     ALLIANCE      GROWTH
                                      MON    ALLIANCE     INTER-      SIVE          CAP         VATIVE       BAL-        INVES-
                                     STOCK    GLOBAL     NATIONAL     STOCK        GROWTH     INVESTORS     ANCED         TORS
====================================================================================================================================
Separate Account Annual
  Expenses
  Mortality and Expense Risk
   Fees (1)                         .65%       .65%        .65%       .65%         .65%        .65%        .65%          .65%
  Other Expenses (2)                .25%       .25%        .25%       .25%         .25%        .25%        .25%          .25%
----------------------------------------------------------------------------------------------------------------------------------
   Total Separate Account Annual
     Expenses                       .90%       .90%        .90%       .90%         .90%        .90%        .90%          .90%
HRT Annual Expenses
 Investment Advisory Fees           .36%       .64%        .90%       .54%         .90%        .48%        .41%          .51%
 Rule 12b-1 Fees (8)                .25%       .25%        .25%       .25%         .24%        .25%        .25%          .25%
 Other Expenses                     .03%       .07%        .16%       .03%         .06%        .05%        .04%          .04%
-----------------------------------------------------------------------------------------------------------------------------------
  Total HRT Annual
    Expenses (7)                    .64%       .96%       1.31%       .82%        1.20%        .78%        .70%          .80%
------------------------------------------------------------------------------------------------------------------------------------


                        FOR USE ONLY IN THE STATE OF IOWA

==============================================================================================================================
                                             T. ROWE      T. ROWE
                                              PRICE        PRICE       EQ/PUTNAM
                                              INTER-       EQUITY       GROWTH &       EQ/PUTNAM         MFS
                                             NATIONAL      INCOME      INCOME VALUE     BALANCED      RESEARCH
==============================================================================================================================
Separate Account Annual Expenses
  Mortality and Expense Risk
   Fees (1)                                   .65%          .65%         .65%            .65%           .65%
  Other Expenses (2)                          .25%          .25%         .25%            .25%           .25%
------------------------------------------------------------------------------------------------------------------------------
   Total Separate Account Annual
     Expenses                                 .90%          .90%         .90%            .90%           .90%
EQAT Annual Expenses
 Investment Management and
   Advisory Fees                              .75%          .55%         .55%            .55%           .55%
 Rule 12b-1 Fees (8)                          .25%          .25%         .25%            .25%           .25%
 Other Expenses                               .20%          .05%         .05%            .10%           .05%
------------------------------------------------------------------------------------------------------------------------------
  Total EQAT Annual Expenses
    (After Expense Limitation) (9)           1.20%          .85%         .85%            .90%           .85%
==============================================================================================================================


TABLE 2:  EQUI-VEST SERIES 200

==============================================================================================================================

                                                               MORGAN
                                                  MFS          STANLEY           WARBURG                           MERRILL
                                               EMERGING       EMERGING         PINCUS SMALL       MERRILL        LYNCH BASIC
                                                 GROWTH        MARKETS          COMPANY         LYNCH WORLD        VALUE
                                               COMPANIES       EQUITY            VALUE           STRATEGY          EQUITY
==============================================================================================================================
Separate Account Annual Expenses
  Mortality and Expense Risk
   Fees (1)                                      .65%           .65%           .65%              .65%              .65%
  Other Expenses (2)                             .25%           .25%           .25%              .25%              .25%
------------------------------------------------------------------------------------------------------------------------------
   Total Separate Account Annual
     Expenses                                    .90%           .90%           .90%              .90%              .90%
EQAT Annual Expenses
 Investment Management and
   Advisory Fees                                 .55%          1.15%           .65%              .70%              .55%
 Rule 12b-1 Fees (8)                             .25%           .25%           .25%              .25%              .25%
 Other Expenses                                  .05%           .35%           .10%              .25%              .05%
------------------------------------------------------------------------------------------------------------------------------
  Total EQAT Annual Expenses
    (After Expense Limitation) (9)               .85%          1.75%          1.00%             1.20%              .85%
------------------------------------------------------------------------------------------------------------------------------

---------

Notes 3 and 4 of the Fee Table are not applicable to Iowa/Enhanced EDC
     Contracts. As to certain limitations on charges, see "Limitations on Charges" under "Charges and expenses" below for the modifications to the "Charges and expenses" section of the Prospectus. Also, Note 8 is revised as follows:

(8) The respective Class 1B shares of HRT and EQAT are subject to fees imposed under distribution plans (the "Rule 12b-1 Plans") adopted by HRT and EQAT pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Rule 12b-1 Plans provide that HRT and EQAT, on behalf of each of their Portfolios may charge annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class 1B shares in respect of activities primarily intended to result in the sale of the Class 1B shares. The 12b-1 fees will not be increased for the life of the Iowa/Enhanced EDC Contracts. The Rule 12b-1 Plan for the Alliance Small Cap Growth Portfolio provides that Equitable Distributors, Inc. ("EDI") will receive an annual fee not to exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class 1B shares and (b) an amount that, when added to certain other expenses of the Class 1B shares, would result in the ratio of expenses to average daily net assets attributable to Class 1B shares equaling 1.20%. Absent the expense limitation, the total annual expenses for 1998 for the Alliance Small Cap Growth Portfolio would have been 1.21%.


                        FOR USE ONLY IN THE STATE OF IOWA

"CHARGES AND EXPENSES" OF THE PROSPECTUS HAS BEEN MODIFIED AS FOLLOWS:

CHARGES TO PORTFOLIOS. The following paragraph is added to "Charges that the trusts deduct" after the HRT Portfolio investment advisory fee table:

The Rule 12b-1 Plan adopted with respect to The Hudson River Trust's Class 1B shares provides that The Hudson River Trust, on behalf of each Portfolio, may charge annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class 1B shares in respect of activities primarily intended to result in the sale of the Class 1B shares. This fee will not be increased for the life of the Iowa/Enhanced EDC Contracts. Fees and expenses are described more fully in The Hudson River Trust prospectus.

LIMITATION ON CHARGES. The discussion under "Limitation on Charges" is applicable to Iowa/Enhanced EDC Contracts attributable to EQUI-VEST EDC Contracts issued to fund Section 457 Plans prior to the date of this Supplement. The discussion, however, does not apply to Iowa/Enhanced EDC Contracts issued on and after the date of this Supplement.

CHARGES THAT THE TRUSTS DEDUCT. The discussion under "Charges that the trusts deduct" through the Series 200 table of specific charges is replaced by the following:

We make a daily charge (after any deductions to provide for taxes) against the assets held in each of the Investment Funds under an Iowa/Enhanced EDC Contract. This charge is reflected in the unit values and made at an annual rate not to exceed 0.90% for each of the variable investment options. The charge is for financial accounting, death benefits, mortality risk, expenses and expense risk. The specific charges for Series 100 and 200 Iowa/Enhanced EDC Contracts are: expenses and financial accounting -- 0.25%; expense risks -- 0.30%; and mortality risks and death benefits -- 0.35%.

ANNUAL ADMINISTRATIVE CHARGE. The annual administrative charge under Iowa/Enhanced EDC Contracts is waived.

WITHDRAWAL CHARGE. The following will apply to withdrawals under Iowa/Enhanced EDC Contracts, in addition to the exceptions to the withdrawal charge discussed under the section entitled "Charges under series 100 and 200 contracts."

o the annuitant retires pursuant to terms of the Section 457 plan, or separates from service;

o the annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

o we receive proof satisfactory to us that the annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);

o the annuitant elects a withdrawal that qualifies as a hardship withdrawal under the Code;

o the annuitant has been confined to a nursing home for more than a 90-day period (or such other period, if required in Iowa as verified by a licensed physician. A nursing home for this purpose means one which is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or
     Guam) and meets all of the following:

o its main function is to provide skilled, intermediate or custodial nursing care;

o    it provides continuous room and board to three or more persons;

o    it is supervised by a registered nurse or practical nurse;

o    it keeps daily medical records of each patient;

o    it controls and records all medications dispensed; and

o    its primary service is other than to provide housing for residents.



                        FOR USE ONLY IN THE STATE OF IOWA

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                          Supplement Dated May 3, 1999

                                       To

                             EQUI-VEST(R) PROSPECTUS

                                Dated May 3, 1999


                           EQUI-VEST(R) TSA CONTRACTS

                           (SERIES 100 AND SERIES 200)

     OFFERED TO CERTAIN PUBLIC SCHOOL EMPLOYEES WITHIN THE STATE OF INDIANA


This Supplement adds to and modifies certain information contained in the prospectus dated May 3, 1999 ("PROSPECTUS") for EQUI-VEST(R) EMPLOYER-SPONSORED RETIREMENT PROGRAMS offered by Equitable Life. Equitable Life will offer its EQUI-VEST(R) Series 100 and Series 200 TSA Contracts, as described below ("MODIFIED TSA CONTRACTS"), to certain participants in plans that meet the requirements of Internal Revenue Code Section 403(b) (referred to as "Section 403(b) Plans") sponsored by a public education institution described in "Tax information" under "Tax-Sheltered annuity arrangements (TSAs)" as "Section 403(b) Plans") sponsored by a public education institution described in Section 403(b)(1)(A)(ii) of the Code within the State of Indiana ("EMPLOYER"). Modified TSA Contracts will be available only when an Employer makes contributions to a
Section 403(b) Plan, whether in addition to, or instead of, employee salary reduction or elective deferred contributions, as applicable, and has entered into an agreement with Equitable Life that permits Equitable Life to offer to you Modified TSA Contracts as a funding vehicle for your Employer's Section 403(b) Plan ("MODIFIED TSA AGREEMENT"). Terms not otherwise defined in this Supplement have the same meaning as in the Prospectus.

MODIFIED TSA AGREEMENTS AND CONTRACTS: EXCEPTIONS TO WITHDRAWAL CHARGE. Modified TSA Contracts are offered to participants on the same basis and under the same terms and conditions described in the Prospectus as applicable to the EQUI-VEST(R) TSA Series 100 and Series 200 Contracts, except for certain material differences described in this Supplement.

Your Employer may notify us of its termination of a Modified TSA Agreement during the seven-day period ("EMPLOYER WINDOW PERIOD") starting on the fifth anniversary of the initial Modified TSA Contract purchased pursuant to a Modified TSA Agreement. If your Employer terminates its Modified TSA Agreement during an Employer Window Period, then you will have a 30-day period ("ANNUITANT WINDOW PERIOD"), starting on the first business day after the end of an Employer Window Period, during which to notify our Processing Office, in writing, whether you desire to terminate your Modified TSA Contract and transfer your Modified TSA Contract's account value to a successor funding vehicle without a withdrawal charge being applied.

The Prospectus section entitled "Charges under series 100 and 200 contracts" in "Charges and expenses" has been revised to add the following waiver:

No charge will be applied to any amount withdrawn from your Modified TSA Contract if:

o your Employer terminates its Modified TSA Agreement with us; and within the 30-day Annuitant Window Period, you choose to transfer the account value under your Modified TSA Contract to a successor funding vehicle.

                      FOR USE ONLY IN THE STATE OF INDIANA


Your opportunity to transfer your account value without paying a withdrawal charge is wholly dependent upon your Employer providing you with timely notice of the termination of its Modified TSA Agreement with us and notifying you of the Annuitant Window Period. EQUITABLE LIFE IS NOT OBLIGED TO PROVIDE YOU WITH INFORMATION RELATING TO YOUR EMPLOYER'S DECISION TO TERMINATE ITS MODIFIED TSA AGREEMENT.

You are not required to make such a transfer and you may decide to continue your Modified TSA Contract even if your Employer terminates its Modified TSA Agreement.

Guaranteed Interest Option Rates. Until the start of the Employer Window Period all Modified TSA Contracts held by Annuitants of one Employer ("Unit") will be credited with a current rate of interest in the Guaranteed Interest Option up to 0.50% lower than the current rate for all other EQUI-VEST(R) Series 100 and Series 200 TSA Contracts purchased on the same date and not purchased pursuant to a Modified TSA Agreement or other modified service agreement Equitable Life has with an Employer. Equitable Life reserves the right to apply different interest percentage rates to Units, at its discretion, based upon variances in Unit experience, expenses and other factors. The current rate credited under Modified TSA Contracts, however, will never be lower than the minimum guaranteed rates under all EQUI-VEST(R) Series 100 and Series 200 TSA Contracts.
See "Your contracts value in the guaranteed interest option" in the Prospectus.

Once the Employer Window Period begins, the rates for any Modified TSA Contract within a Unit will be the same as the rates in effect for all other EQUI-VEST(R) Series 100 and Series 200 TSA Contracts purchased on the same date and not purchased pursuant to a Modified TSA Agreement or other modified service agreement Equitable Life has with an Employer.

ANNUAL ADMINISTRATIVE CHARGE. The annual administrative charge under Modified TSA Contracts may be reduced or waived when participant services are performed at a modified or minimum level under a Modified TSA Agreement. This annual administrative charge may continue to be reduced or waived even if your Employer terminates its Modified TSA Agreement with us. Any reduction or waiver to an annual administrative charge will not be unfairly discriminatory. See "Charges and expenses" in the Prospectus.


                      FOR USE ONLY IN THE STATE OF INDIANA

                                  EQUI-VEST(R)
           A COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CONTRACT
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 3, 1999

                   ------------------------------------------


            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104

--------------------------------------------------------------------------------

This statement of additional information ("SAI") is not a prospectus. It should be read in conjunction with the related prospectus for EQUI-VEST, dated May 3, 1999. That prospectus provides detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options, that fund the contracts. Each variable investment option is a subaccount of Equitable Life's Separate Account A. The fixed maturity options are part of Equitable Life's general account. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing the Processing Office (P.O. Box 2996, New York, NY 10116-2996), by calling toll-free, 1-800-628-6673, or by contacting your Equitable associate.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                      PAGE
--------------------------------------------------------------------------------
  Required Minimum Distributions Option                                2
--------------------------------------------------------------------------------
  Accumulation Unit Values                                             2
--------------------------------------------------------------------------------
  Calculation of Annuity Payments                                      2
--------------------------------------------------------------------------------
  The Reorganization                                                   4
--------------------------------------------------------------------------------
  Custodian and Independent Accountants                                4
--------------------------------------------------------------------------------
  Alliance Money Market Option Yield Information                       4
--------------------------------------------------------------------------------
  Other Yield Information                                              5
--------------------------------------------------------------------------------
  Key Factors in Retirement Planning                                   5
--------------------------------------------------------------------------------
  Long-Term Market Trends                                              9
--------------------------------------------------------------------------------
  Financial Statements                                                 11
--------------------------------------------------------------------------------


               Copyright 1999 The Equitable Life Assurance Society
                 of the United States, New York, New York 10104
                              All rights reserved.
                              ____________________               Cat. No. 127980
                                    888-1175

--------------------------------------------------------------------------------
REQUIRED MINIMUM DISTRIBUTIONS
  OPTION

If you elect this feature designed for annuitants age 70 1/2 or older, described in the prospectus, each year we calculate your minimum distribution based on the account value as of December 31 of the prior calendar year and then calculate the minimum distribution amount based on the various choices you make. This does not apply to Roth IRA or NQ Contracts.

You may choose whether the required minimum distribution will be calculated based on your life expectancy alone, or based on the joint life expectancies of you and your spouse. You may also choose (1) to have us recalculate your life expectancy (or joint life expectancy) each year, or (2) not recalculate your life expectancy. If you have chosen a joint life expectancy method of calculation with your spouse, you may choose to either have both lives recalculated or not recalculated.

When we recalculate life expectancy, that means that each calendar year we see what each individual's life expectancy is under Treasury Regulations. If life expectancy is not recalculated, it means that it is determined once, for the initial year, and in every subsequent year that number is reduced by one more year.

If you do not specify a method, IRS regulations require us to base a calculation on your life expectancy alone, recalculating it each year. If you do not specify that we should recalculate life expectancy, you cannot later apply your account value to an annuity payout.

The minimum distribution calculation takes into account partial withdrawals made during the current calendar year but prior to the date we determine your minimum distribution amount, except that when the required minimum distribution is elected in the year in which the annuitant attains age 71 1/2, no adjustment for partial withdrawals will be made for any withdrawals made between January 1 and April 1 of the year in which the election is made.

Our required minimum distribution option should not be elected if the annuitant continues to work beyond age 70 1/2 and contributions continue to be made into the contract. To do so could result in an insufficient distribution. You must request the amount to be separately calculated each year to ensure that you withdraw the correct amount.

Please note that our required minimum distribution option does not provide for all the flexibility provided by federal law. For example, federal law permits you to recalculate your life expectancy and not your spouse's and to choose the joint life expectancy method with a beneficiary other than your spouse. See your tax adviser.

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ACCUMULATION UNIT VALUES

Unit values are determined at the end of each "valuation period" for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for EQUI-VEST may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the "net investment factor" for the variable investment option for that valuation period. The net investment factor is:

     (a/b) - c
     where:

(a) is the value of the variable investment option's shares of the corresponding Portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by The Hudson River Trust. This share value is after deduction for investment advisory fees and direct expenses of The Hudson River Trust.

(b) is the value of the variable investment option's shares of the corresponding Portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c) is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

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CALCULATION OF ANNUITY PAYMENTS

The calculation of monthly annuity payments under a contract takes into account the number of annuity units of each variable investment option credited under a contract, their respective annuity unit values, and a net investment factor. The annuity unit values used for EQUI-VEST may vary, although the method of calculating annuity unit values set forth below applies to all contracts. Annuity unit values will also vary by variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

o .00013366 of the net investment factor for a contract with an assumed base rate of net investment return of 5% a year; or

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o .00009425 of the net investment factor for a contract with an assumed base rate of net investment return of 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3 1/2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3 1/2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form, or on such other future date as specified therein. The first three monthly payments are the same. The initial payment will be calculated using the basis guaranteed in the applicable EQUI-VEST contract or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

Illustration of calculation of annuity payments

To show how we determine variable annuity payments, assume that the account value for an EQUI-VEST Series 100 Contract on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the contract would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October 1998, the annuity payment due in December 1998 would be $95.19 (the number of units (26.74) times $3.56).

The examples below show what the annuity payment would have been for December 31, 1998 for each base rate of net investment return, assuming that $100,000 was applied at the beginning of each period shown, for a female age 75, to purchase a variable Life Annuity with 10 Years Period Certain, with initial payment of $714.56 and $793.28, using assumed base rates of 3.50% and 5.00% respectively:

-------------------------------------------------------------------------------------------------------------------------------
                                                                      ONE         THREE        FIVE        TEN        SINCE
                                                        BASE RATE     YEAR        YEARS       YEARS       YEARS     INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
Alliance                                                   3.50%    $717.08   $  723.09    $  722.91   $  760.89          --
   Money Market                                            5.00%    $787.10   $  771.08    $  748.70   $  734.10          --

Alliance Intermediate                                      3.50%    $740.77   $  740.02    $  737.66          --   $  846.92
   Government Securities                                   5.00%    $813.09   $  798.73    $  764.12          --   $  841.79

Alliance                                                   3.50%    $743.96   $  776.91    $  784.09          --   $  770.85
   Quality Bond                                            5.00%    $816.60   $  828.48    $  812.22          --   $  795.60

Alliance                                                   3.50%    $632.69   $  836.31    $  885.99   $1,247.67   $1,302.13
   High Yield                                              5.00%    $694.38   $  891.83    $  917.78   $1,201.43   $1,217.98

Alliance                                                   3.50%    $693.20   $  958.25    $1,074.25          --   $1,058.78
   Growth & Income                                         5.00%    $760.86   $1,021.82    $1,112.75          --   $1,092.75

Alliance                                                   3.50%    $756.76   $1,115.00           --          --   $1,408.99
   Equity Index                                            5.00%    $830.83   $1,188.98           --          --   $1,463.00

Alliance                                                   3.50%    $731.14   $1,065.71    $1,254.52   $2,023.67          --
   Common Stock                                            5.00%    $802.51   $1,136.41    $1,300.15   $1,957.01          --

Alliance                                                   3.50%    $697.40   $  809.60    $  919.90   $1,478.55   $1,332.96
   Global                                                  5.00%    $765.47   $  863.32    $  952.87   $1,423.80   $1,258.62

Alliance                                                   3.50%    $678.20   $  655.67           --          --   $  700.53
   International                                           5.00%    $744.40   $  699.17           --          --   $  739.04

Alliance                                                   3.50%    $571.22   $  702.42    $  809.21   $2,095.69          --
   Aggressive Stock                                        5.00%    $626.97   $  749.03    $  837.21   $2,010.32          --

-------------------------------------------------------------------------------------------------------------------------------
                                                                      ONE         THREE        FIVE        TEN        SINCE
                                                        BASE RATE     YEAR        YEARS       YEARS       YEARS     INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
Alliance                                                   3.50%    $543.49          --           --          --   $  572.33
   Small Cap Growth                                        5.00%    $596.55          --           --          --   $  623.67

Alliance                                                   3.50%    $737.39   $  797.72    $  837.07          --   $1,051.75
   Conservative Investors                                  5.00%    $809.37   $  850.66    $  867.09          --   $1,024.01

Alliance                                                   3.50%    $731.70   $  853.32    $  853.79   $1,312.02          --
   Balanced                                                5.00%    $803.12   $  909.95    $  884.79   $1,268.64          --

Alliance                                                   3.50%    $716.91   $  856.11    $  952.24          --   $1,609.21
   Growth Investors                                        5.00%    $786.69   $  912.92    $  986.38          --   $1,566.78
-------------------------------------------------------------------------------------------------------------------------------

THE REORGANIZATION

Equitable Life established Separate Account A as a stock account on August 1, 1968. It was one of four separate investment accounts used to fund retirement benefits under variable annuity certificates issued by us. Each of these separate accounts, which included the predecessors to the Alliance Money Market Fund, Alliance Balanced Fund, Alliance Common Stock Fund and Alliance Aggressive Stock Fund, was organized as an open-end management investment company, with its own investment objectives and policies. Collectively these separate accounts, as well as two other separate accounts which had been used to fund retirement benefits under certain other annuity contracts, are called the "predecessor separate accounts."

On December 18, 1987, the predecessor separate accounts were combined in part and reorganized into the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock Funds of Separate Account A. In connection with the Reorganization, all of the assets and investment-related liabilities of the predecessor separate accounts were transferred to a corresponding portfolio of The Equitable Trust in exchange for shares of the portfolios of The Equitable Trust, which were issued to these corresponding Funds of Separate Account A. On September 6, 1991, all of the shares of The Equitable Trust held by these Funds were replaced by shares of Portfolios of The Hudson River Trust corresponding to these Funds of Separate Account A.

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CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for the shares of The Hudson River Trust and EQ Advisors Trust owned by the variable annuity options.

The financial statements of Separate Account A as at December 31, 1998 and for the periods ended December 31, 1998 and 1997, and the consolidated financial statements of Equitable Life as at December 31, 1998 and 1997 and for each of the three years ended December 31, 1998 included in this SAI have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting.

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ALLIANCE MONEY MARKET OPTION YIELD INFORMATION

The Alliance Money Market option calculates yield information for seven-day periods. To determine the seven-day rate of return, the net change in a unit value is computed by subtracting the unit value at the beginning of the period from the unit value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average administrative charge factor for your contract. This reduction is made to recognize the deduction of the annual administrative charge, which is not reflected in the unit value. See the applicable "Annual administrative charge" section under "Charges and expenses" in the prospectus. Unit values reflect all other accrued expenses of the Alliance Money Market option.

The adjusted net change is divided by the unit value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual administrative charge for EQUI-VEST that is deducted from the Alliance Money Market option will vary for each contract and the percentage of the aggregate account value allocated to the Alliance Money Market option. To determine the effect of the annual administrative charge on the yield, we start with the actual aggregate annual administrative charges, as a percentage of total assets held under EQUI-VEST. This amount is multiplied by 365/7 to produce an average administrative charge factor which is used in weekly yield computations for the ensuing year. The average administrative charge is then divided by the number of Alliance Money Market option units for the EQUI-VEST series contract as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in unit value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature

--------------------------------------------------------------------------------

of the Alliance Money Market option's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return +
1)365/7 - 1. The Alliance Money Market option yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of units of the Alliance Money Market option will fluctuate and not remain constant.

The Alliance Money Market option yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Alliance Money Market option yields should not be compared to the return on fixed-rate investments which guarantee rates of interest for specified periods, such as the guaranteed interest account or bank deposits. The yield should not be compared to the yield of money market funds made available to the general public because their yields usually are calculated on the basis of a constant $1 price per share and they pay out earnings in dividends which accrue on a daily basis.

While the Alliance Money Market option yields will vary among the different EQUI-VEST contracts, the same method of calculating Alliance Money Market option yields applies. The seven-day current yield and effective yield figures set forth below reflect the highest charges that are currently being assessed under any EQUI-VEST contract and are for illustrative purposes only.

The seven-day current yield for the Alliance Money Market option was 3.30% for EQUI-VEST Series 100 and 200 and 3.35% for Series 300 and 400, and 3.25% for Series 500 for the period ended December 31, 1998. The effective yield for the Alliance Money Market option for that period was 3.36% for EQUI-VEST Series 100 and 200 and 3.40% for Series 300 and 400, and 3.30% for Series 500. Because these yields reflect the deduction of Separate Account A expenses, including the annual or annuity administrative charge, they are lower than the corresponding yield figures for the Alliance Money Market Portfolio which reflect only the deduction of Trust-level expenses.

--------------------------------------------------------------------------------
OTHER YIELD INFORMATION

Thirty-day yields may vary according to the series of your EQUI-VEST contract, although the same method of calculating variable investment option yields applies. The yield figures set forth below reflect the highest charges that are currently being assessed under any series of EQUI-VEST contract.

The effective yield is obtained by giving effect to the compounding nature of the variable investment option's investments, as follows: the sum of the 30-day adjusted return, plus one, is raised to a power equal to 365 divided by 30, and subtracting one from the result.

The 30-day yields for EQUI-VEST Series 100, 200, 300 and 400 contracts for the period ended December 31, 1998 were 3.38% for the Alliance Intermediate Government Securities option, 3.76% for the Alliance Quality Bond option and 13.13% for the Alliance High Yield option. The 30-day yields for EQUI-VEST series 500 contracts for the period ended December 31, 1998 were 3.27% for the Alliance Intermediate Government Securities option, 3.65% for the Alliance Quality Bond option and 13.02% for the Alliance High Yield option. Because these yields reflect the deduction of Separate Account A expenses, including the annual administrative charge, they are lower than the yield figures for the corresponding Portfolios which reflect only the deduction of Trust-level expenses.

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KEY FACTORS IN RETIREMENT PLANNING

INTRODUCTION

Equitable Life offers retirement programs that are available to help meet the retirement needs of individuals and of employers, businesses, and certain tax-exempt organizations. In assessing these retirement needs, some key factors need to be addressed: (1) the impact of inflation on fixed retirement incomes;
(2) the importance of starting to plan early for retirement; (3) the benefits of tax deferral; and (4) the selection of an appropriate investment strategy. Each of these factors is addressed below.

Unless otherwise noted, all of the following presentations use an assumed annual rate of return of 7.5% compounded annually. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return for any investment vehicle. In addition, unless otherwise noted, none of the illustrations reflect any charges that may be applied under a particular investment vehicle. Such charges would effectively reduce the actual return under any investment vehicle.

All earnings in these presentations are assumed to accumulate tax deferred unless otherwise noted. Most programs designed for retirement savings offer tax deferral. Amounts withdrawn generally are taxable and a 10% penalty tax may apply to premature withdrawals. Certain retirement programs prohibit early withdrawals. See "Tax information" in the prospectus. Where taxes are taken into consideration in these presentations, a 28% tax rate is assumed.

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The source of the data used by us to compile the charts which appear in this section (other than charts 1, 2, 3 and 4) is Ibbotson Associates, Inc., Chicago, Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM). All rights reserved.

In reports or other communications or in advertising material, we may make use of these or other graphic or numerical illustrations that we prepare showing the impact of inflation, planning early for retirements, tax deferral, diversification and other concepts important to retirement planning.

INFLATION

Inflation erodes purchasing power. This means that, in an inflationary period, the dollar is worth less as time passes. Because many people live on a fixed income during retirement, inflation is of particular concern to them. The charts on the next page illustrate the detrimental impact of inflation over an extended period of time. Between 1968 and 1998, the average annual inflation rate was 5.24%. As demonstrated in Chart 1, this 5.24% average annual rate of inflation would cause the purchasing power of $35,000 to decrease to only $7,562 after 30 years.

In Chart 2, the impact of inflation is examined from another perspective. Specifically, the chart illustrates the additional income needed to maintain the purchasing power of $35,000 over a thirty-year period. Again, the 1968-1998 historical inflation rate of 5.24% is used. In this case, an additional $126,992 would be required to maintain the purchasing power of $35,000 after 30 years.

                                     CHART 1

[THE FOLLOWING DATA WAS REPRESENTED AS A
SHADED VERTICAL BAR GRAPH IN THE PRINTED DOCUMENT:]

                        (Income)
Today                   35,000
10 Years                21,002
20 Years                12,602
30 Years                 7,562

[END OF GRAPHICALLY REPRESENTED DATA]


                                     CHART 2

[THE FOLLOWING DATA WAS REPRESENTED AS A SHADED
VERTICAL BAR GRAPH IN THE PRINTED DOCUMENT:]

                      Annual
                      Income             Increase
                      Needed               Needed
Today                  35,000                   -
10 Years               58,328              23,325
20 Years               97,204              62,204
30 Years              161,992             126,992

[END OF GRAPHICALLY REPRESENTED DATA]


STARTING EARLY

The impact of inflation accentuates the need to begin a retirement program early. The value of starting early is illustrated in the following charts. As shown in Chart 3, if an individual makes annual contributions of $2,500 to his retirement program beginning at age 30, he would accumulate $414,551 by age 65 under the assumptions described earlier. If that individual waited until age 50, he would only accumulate $70,193 by age 65 under the same assumptions.

                                     CHART 3

[THE FOLLOWING DATA WAS REPRESENTED AS A SHADED
AREA GRAPH IN THE PRINTED DOCUMENT:]

[BLACK:]  Age 50      $0          $0          $0          $0           $0      $15,610      $38,020      $70,193
[WHITE:]  Age 40      $0          $0          $0     $15,610      $38,020      $70,193     $116,381     $182,691
[GRAY:]   Age 30      $0     $15,610     $38,020     $70,193     $116,381     $182,691     $277,886     $414,551

[END OF GRAPHICALLY REPRESENTED DATA]


In Table 1, the impact of starting early is demonstrated in another format. For example, if an individual invests $300 monthly, he would accumulate $387,193 in thirty years under our assumptions. In contrast, if that individual invested the same $300

--------------------------------------------------------------------------------

per month for 15 years, he would accumulate only $97,804 under our assumptions.

                                     TABLE 1
--------------------------------------------------------------------------------
    MONTHLY
    CONTRI-       YEAR        YEAR        YEAR        YEAR        YEAR
    BUTION         10          15          20          25          30
      $ 20       $ 3,532     $ 6,520    $ 10,811    $ 16,970    $ 25,813
        50         8,829      16,301      27,027      42,425      64,532
       100        17,659      32,601      54,053      84,851     129,064
       200        35,317      65,202     108,107     169,701     258,129
       300        52,976      97,804     162,160     254,552     387,193
--------------------------------------------------------------------------------

Chart 4 presents an additional way to demonstrate the significant impact of starting to make contributions to a retirement program earlier rather than later. It assumes that an individual had a goal to accumulate $250,000 (pre-tax) by age 65. If he starts at age 30, under our assumptions he could reach the goal by making a monthly pre-tax contribution of $130 (equivalent to $93 after taxes). The total net cost for the 30-year-old in this hypothetical example would be $39,265. If the individual in this hypothetical example waited until age 50, he would have to make a monthly pre-tax contribution of $747 (equivalent to $552 after taxes) to attain the goal, illustrating the importance of starting early.

                                     CHART 4
                            GOAL: $250,000 BY AGE 65

[THE FOLLOWING DATA WAS REPRESENTED AS A BLACK AND WHITE
VERTICAL BAR GRAPH IN THE PRINTED DOCUMENT:]

                            GOAL: $250,000 BY AGE 65

                                                         Tax Savings
                                                     and Tax-deferred
                                        Net Cost     Earnings at 7.5%
 $93 per month        Age 30           $ 39,265             $ 210,735
$212 per month        Age 40             63,641               186,359
$552 per month        Age 50             99,383               150,617

[END OF GRAPHICALLY REPRESENTED DATA]


TAX DEFERRAL

Contributing to a retirement plan early is part of an effective strategy for addressing the impact of inflation. Another part of such a strategy is to carefully select the types of retirement programs in which to invest. In deciding where to invest retirement contributions, there are three basic types of programs.

The first type offers the most tax benefits and, therefore, is potentially the most beneficial for accumulating funds for retirement. Contributions are made with pre-tax dollars or are tax deductible and earnings grow income tax deferred. Examples of this type of program that permit individuals to make contributions through personal savings or indirectly through employer-offered salary deferrals are deductible Individual Retirement Annuities (IRAs); Tax-Sheltered Annuities (TSAs).

The second type of program also provides for tax-deferred earnings growth; however, contributions are made with after-tax dollars. Examples of this type of program are non-deductible Traditional IRAs and non-qualified annuities.

The third approach to retirement savings is fully taxable. Contributions are made with after-tax dollars and earnings are taxed each year. Examples of this type of program include certificates of deposit, savings accounts and taxable stock, bond or mutual fund investments.

Consider an example. For the type of retirement program that offers both pre-tax contributions and tax deferral, assume that a $2,500 annual pre-tax contribution is made for thirty years. In this example, the retirement funds would be $199,607 after thirty years (assuming a 7.5% rate of return, no withdrawals and assuming the deduction of a 1.75% Separate Account daily asset and Trust annual expense charges and a $30 administrative charge -- but no contingent withdrawal charge) and such funds would be $277,886 without the effect of any charges. Assuming a lump sum withdrawal was made in year thirty and a 28% tax bracket, these amounts would be $143,717 and $200,078, respectively.

For the type of program that offers only tax deferral, assume an after-tax annual contribution of $1,800 for thirty years and the same rate of return. This after-tax contribution is derived by taxing the $2,500 pre-tax contribution, again assuming a 28% tax bracket. In this example, the retirement funds would be $143,468 after thirty years assuming the deduction of charges and no withdrawals, and $200,078 without the effect of charges. Assuming a lump sum withdrawal in year thirty, the total after-tax amount would be $118,417 with charges deducted and $159,176 without charges.

For the fully taxable investment, assume an after-tax contribution of $1,800 for thirty years. Earnings are taxed annually. After thirty years, the amount of

--------------------------------------------------------------------------------

this fully taxable investment is $135,058. Keep in mind that taxable investments have fees and charges, too (investment advisory fees, administrative charges, 12b-1 fees, sales loads, brokerage commissions, etc). We have not attempted to apply these fees and charges to the fully taxable amounts since this is intended merely as an example of tax deferral. Were such charges applied, the amounts in the fully taxable example would be lower. Again, it must be emphasized that the assumed rate of return of 7.5% compounded annually used in these examples is for illustrative purposes only and is not intended to represent a guaranteed or expected rate of return on any investment vehicle. Moreover, early withdrawals of tax-deferred investments are generally subject to a 10% penalty tax.

INVESTMENT OPTIONS

Selecting an appropriate retirement program is clearly an important part of an effective retirement planning strategy. Carefully choosing among investment options is another essential component.

As demonstrated in Chart 5, during the 1968-1998 period, common stock average annual returns outperformed the average annual returns of fixed investments, such as long-term government bonds and Treasury Bills (T-bills). See "Notes" at the end of this section. Common stocks earned an average annual return of 12.67% over this period, in contrast to 9.09% and 6.76% for the other two investment categories, respectively. Significantly, common stock returns also outpaced inflation, which grew at 5.24% over this period.

                                     CHART 5

[THE FOLLOWING DATA WAS REPRESENTED AS A SHADED
VERTICAL BAR GRAPH IN THE PRINTED DOCUMENT:]

Average Annual Returns
1968-1998

Inflation 5.24%

T-bills                                   6.76%
Long-Term Government Bonds                9.09%
Common Stock (S&P 500)                   12.67%

[END OF GRAPHICALLY REPRESENTED DATA]


While Chart 5 illustrates that investments in common stocks outperformed fixed-income investments for the 1968-1998 period, many people prefer to diversify their investments by selecting a mix of fixed-income and growth investments. In Chart 6, the growth of a $1,000 investment is shown given various mixes of fixed-income and growth investments. See "Notes" at the end of this section.

                                     CHART 6

[THE FOLLOWING DATA WAS REPRESENTED AS A SHADED
VERTICAL BAR GRAPH IN THE TYPESET DOCUMENT:]

Growth of $1,000
1968-1998

100% T-bills                                       $7,113
70% Long-Term Government Bonds/30% Common Stock   $19,579
50% Long-Term Government Bonds/50% Common Stock   $24,118
100% Common Stock                                 $35,814

[END OF GRAPHICALLY REPRESENTED DATA]

--------------------------------------------------------------------------------

NOTES

1. Common Stocks: Standard & Poor's (S&P) Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Results shown assume reinvestment of dividends. Both market value and return on common stock will vary.

2. U.S. Government Securities: Long-term Government Bonds are measured using a one-bond portfolio constructed each year containing a bond with approximately a 20-year maturity and a reasonably current coupon. U.S. Treasury Bills are measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month. U.S. Government securities are guaranteed as to principal and interest and, if held to maturity, offer a fixed rate of return.

     However, market value and return on such securities will fluctuate prior to maturity.

EQUI-VEST(R) can be effective for diversifying ongoing investments between various asset categories. In addition, for individuals investing a lump sum, special features are offered which help address the risk associated with timing the equity markets. Specifically, an interest sweep function is offered whereby an individual can initially contribute a lump sum in the guaranteed interest option and then sweep the interest generated by the investment into any of the growth-oriented options over a specified period of time. In addition, a fixed-dollar transfer function is offered whereby an individual can contribute a lump sum in the guaranteed interest option and then transfer a fixed-dollar amount into the growth-oriented options over a specified period of time. Neither of these features can guarantee a profit or assure against loss in a declining market.


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LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the investment options, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate plan contributions among the investment options available under your plan.

Historically, the long-term investment performance of common stocks has generally been superior to that of long- or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their account value to those variable investment options that invest in stocks.

                    Growth of $1 Invested on January 1, 1958
                      (Values are as of last business day)

[THE FOLLOWING DATA WAS REPRESENTED AS A
SHADED AREA GRAPH IN THE PRINTED DOCUMENT:]


               Common Stock       Inflation
1958               1.00              1.00
1959               1.12              1.01
1960               1.12              1.03
1961               1.43              1.04
1962               1.30              1.05
1963               1.60              1.07
1964               1.86              1.08
1965               2.10              1.10
1966               1.88              1.14
1967               2.34              1.17
1968               2.59              1.23
1969               2.37              1.30
1970               2.47              1.37
1971               2.82              1.42
1972               3.36              1.47
1973               2.87              1.60
1974               2.11              1.79
1975               2.89              1.92
1976               3.58              2.01
1977               3.32              2.15
1978               3.54              2.34
1979               4.19              2.65
1980               5.55              2.98
1981               5.28              3.25
1982               6.41              3.37
1983               7.86              3.50
1984               8.35              3.64
1985              11.03              3.78
1986              13.07              3.82
1987              13.75              3.99
1988              16.07              4.16
1989              21.13              4.36
1990              20.46              4.62
1991              26.74              4.76
1992              28.75              4.90
1993              31.63              5.04
1994              32.04              5.17
1995              44.03              5.30
1996              54.19              5.48
1997              72.27              5.57
1998              92.93              5.67


[LIGHT SHADED AREA = COMMON STOCK]
[DARK SHADED AREA = INFLATION]

[END OF GRAPHICALLY REPRESENTED DATA]

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed-income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their account value to those variable investment options that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that reflects the volatility inherent in the investment of common stocks.

--------------------------------------------------------------------------------
                    Growth of $1 invested on January 1, 1990
                      (Values are as of last business day)

[THE FOLLOWING DATA WAS REPRESENTED AS A BLACK AND WHITE LINE GRAPH IN THE PRINTED DOCUMENT:]

                       Intermediate-Term
                          Govt. Bonds               Common Stocks
  1/1/90                      1.00                      1.00
  Jan.                        0.99                      0.93
  Feb.                        0.99                      0.94
  Mar.                        0.99                      0.97
  Apr.                        0.98                      0.95
  May                         1.01                      1.04
  June                        1.02                      1.03
  July                        1.04                      1.03
  Aug.                        1.03                      0.93
  Sep.                        1.04                      0.89
  Oct.                        1.06                      0.89
  Nov.                        1.08                      0.94
  Dec.                        1.10                      0.97

[END OF GRAPHICALLY REPRESENTED DATA]

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1998 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected. The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate nor guarantee of future performance. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of Separate Account A. In addition, there is no assurance that the performance of the investment options will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the Options (which reflect The Hudson River Trust and Separate Account A charges), see "Investment performance" in the prospectus or the Trust prospectuses for The Hudson River Trust and EQ Advisors Trust (which do not reflect Separate Account A charges).

-------------------------------------------------------------------------------------------------------------------------------
                                                            MARKET TRENDS:
                                                ILLUSTRATIVE ANNUAL RATES OF RETURN
-------------------------------------------------------------------------------------------------------------------------------
                                                     LONG-TERM      LONG-TERM    INTERMEDIATE-       U.S.
FOR THE FOLLOWING PERIODS              COMMON       GOVERNMENT      CORPORATE     TERM GOV'T.      TREASURY       CONSUMER
ENDING DECEMBER 31, 1998               STOCKS          BONDS          BONDS          BONDS           BILLS       PRICE INDEX
-------------------------------------------------------------------------------------------------------------------------------
1 Year                                 28.58%         13.06%         10.76%         10.21%           4.86%          1.80%
3 Years                                28.27           9.07           8.25           6.84            5.11           2.27
5 Years                                24.06           9.52           8.74           6.20            4.96           2.41
10 Years                               19.19          11.66          10.85           8.74            5.29           3.14
20 Years                               17.75          11.14          10.86           9.85            7.17           4.53
30 Years                               12.67           9.09           9.14           8.71            6.76           5.24
40 Years                               12.00           7.20           7.43           7.39            5.94           4.44
50 Years                               13.56           5.89           6.20           6.21            5.07           3.92
60 Years                               12.49           5.43           5.62           5.50            4.26           4.19
Since 12/31/26                         11.21           5.29           5.78           5.32            3.78           3.15
Inflation Adjusted Since 1926           7.82           2.08           2.55           2.11            0.62             --
-------------------------------------------------------------------------------------------------------------------------------

SOURCE: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS -- For the period 1969-1998, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1998; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS -- Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. TREASURY BILLS -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

The consolidated financial statements of The Equitable included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the contracts.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants..................................................................................      FSA-2
Financial Statements:
      Statements of Assets and Liabilities, December 31, 1998......................................................      FSA-3
      Statements of Operations for the Year Ended December 31, 1998................................................      FSA-6
      Statements of Changes in Net Assets for the Years Ended December 31, 1998 and 1997...........................      FSA-9
      Notes to Financial Statements................................................................................     FSA-16


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants..................................................................................        F-1
      Consolidated Financial Statements:
      Consolidated Balance Sheets, December 31, 1998 and 1997......................................................        F-2
      Consolidated Statements of Earnings, Years Ended December 31, 1998, 1997 and 1996............................        F-3
      Consolidated Statements of Shareholder's Equity, Years Ended December 31, 1998,
         1997 and 1996.............................................................................................        F-4
      Consolidated Statements of Cash Flows, Years Ended December 31, 1998, 1997 and 1996..........................        F-5
      Notes to Consolidated Financial Statements...................................................................        F-6



                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account A of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Alliance Common Stock Fund, Alliance Global Fund, Alliance International Fund, Alliance Aggressive Stock Fund, Alliance Small Cap Growth Fund, Alliance Conservative Investors Fund, Alliance Growth Investors Fund, Alliance Balanced Fund ("Hudson River Trust funds") and the T. Rowe Price Equity Income Fund, EQ/Putnam Growth & Income Value Fund, Merrill Lynch Basic Value Equity Fund, MFS Research Fund, T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Warburg Pincus Small Company Value Fund, MFS Emerging Growth Companies Fund, EQ/Putnam Balanced Fund, and Merrill Lynch World Strategy Fund ("EQ Advisors Trust funds"), separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account A at December 31, 1998 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1998 with the transfer agent, provide a reasonable basis for the opinion expressed above. The unit value information presented in Note 6 for the year ended December 31, 1992 and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.





PricewaterhouseCoopers LLP
New York, New York
February 8, 1999



                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                       FIXED INCOME SERIES:
                                                                 --------------------------------------------------------------
                                                                                     ALLIANCE
                                                                    ALLIANCE       INTERMEDIATE      ALLIANCE         ALLIANCE
                                                                     MONEY          GOVERNMENT       QUALITY            HIGH
                                                                     MARKET         SECURITIES         BOND             YIELD
                                                                      FUND             FUND            FUND             FUND
                                                                 ------------      -----------      -----------     ------------
ASSETS:
Investments in shares of The Trusts,
  at market value (Note 2):
  Cost:     $126,393,531....................................     $126,082,971
              52,884,907....................................                       $53,855,750
              81,574,491....................................                                        $81,903,603
             234,155,055....................................                                                        $198,398,150
             132,387,446....................................
              68,826,963....................................
             507,038,678....................................
             860,530,108....................................
Receivable for Trust shares sold............................               --               --               --               --
Due from Equitable Life's General Account
   (Note 3).................................................          443,930           94,544          181,937          255,904
                                                                 ------------     ------------     ------------    -------------
        Total assets........................................      126,526,901       53,950,294       82,085,540      198,654,054
                                                                 ------------     ------------     ------------    -------------
LIABILITIES:
Payable for  Trust shares purchased.........................          440,784           96,954          173,181          263,793
Due to Equitable Life's General Account
   (Note 3).................................................               --               --               --               --
Net accumulated amount of (i) mortality risk,
   death benefit, expense and expense risk
   charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...............          179,001          351,346          445,982          206,805
                                                                 ------------     ------------     ------------    -------------
        Total liabilities...................................          619,785          448,300          619,163          470,598
                                                                 ------------     ------------     ------------    -------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS
   (NOTE 5).................................................     $125,907,116      $53,501,994      $81,466,377     $198,183,456
                                                                 ============     ============     ============    =============

                                                                                             EQUITY SERIES:
                                                                 -------------------------------------------------------------------
                                                                                         EQ/
                                                                  T.ROWE PRICE         PUTNAM          ALLIANCE          ALLIANCE
                                                                     EQUITY           GROWTH &         GROWTH &           EQUITY
                                                                     INCOME         INCOME VALUE        INCOME            INDEX
                                                                      FUND              FUND             FUND             FUND
                                                                  -------------     -------------     ------------    --------------
ASSETS:
Investments in shares of The Trusts,
  at market value (Note 2):
  Cost:     $126,393,531....................................
              52,884,907....................................
              81,574,491....................................
             234,155,055....................................
             132,387,446....................................       $139,978,924
              68,826,963....................................                         $74,988,792
             507,038,678....................................                                         $599,468,994
             860,530,108...................................                                                           $1,153,005,368
Receivable for Trust shares sold............................                 --              --                --                --
Due from Equitable Life's General Account
   (Note 3).................................................          1,106,116          672,410        1,904,968         11,149,643
                                                                   ------------      -----------     ------------     --------------
        Total assets........................................        141,085,040       75,661,202      601,373,962      1,164,155,011
                                                                   ------------      -----------     ------------     --------------
LIABILITIES:
Payable for  Trust shares purchased.........................          1,106,116          672,410        1,608,787         11,151,657
Due to Equitable Life's General Account
   (Note 3).................................................                 --               --               --                 --
Net accumulated amount of (i) mortality risk,
   death benefit, expense and expense risk
   charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...............            163,834          162,192          742,644            715,187
                                                                   ------------      -----------     ------------     --------------
        Total liabilities...................................          1,269,950          834,602        2,351,431         11,866,844
                                                                   ------------      -----------     ------------     --------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS
   (NOTE 5).................................................       $139,815,090      $74,826,600     $599,022,531     $1,152,288,167
                                                                   ============      ===========     ============     ==============

---------------------
See Notes to Financial Statements.


                                      FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      EQUITY SERIES (CONTINUED):
                                                                -------------------------------------------------------------------
                                                                  MERRILL
                                                                  LYNCH           ALLIANCE
                                                                BASIC VALUE        COMMON              MFS             ALLIANCE
                                                                  EQUITY           STOCK             RESEARCH           GLOBAL
                                                                   FUND             FUND               FUND              FUND
                                                                ------------    --------------    --------------    ---------------
ASSETS:
Investments in shares of The Trusts,
  at market value (Note 2):
  Cost:     $        56,223,556.............................    $57,472,290
                  5,604,901,871.............................                    $7,729,532,779
                     88,527,561.............................                                        $102,398,515
                    609,414,934.............................                                                          $727,190,716
                    127,648,223.............................
                     66,625,462.............................
                     17,147,883.............................
                  3,378,240,751.............................
Receivable for  Trust shares sold...........................             --                 --                --           568,149
Due from Equitable Life's General Account
   (Note 3).................................................        556,978          5,851,659         4,489,476                --
                                                                -----------     --------------      ------------      -------------
        Total assets........................................     58,029,268      7,735,384,438       106,887,991       727,758,865
                                                                -----------     --------------      ------------      -------------
LIABILITIES:
Payable for Trust shares purchased..........................        556,953          5,468,912         4,489,434                --
Due to Equitable Life's General Account
   (Note 3).................................................             --                 --                --           600,419
Net accumulated amount of (i) mortality risk,
   death benefit, expense and expense risk
   charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...............        119,600          4,142,124           148,866           358,278
                                                                -----------     --------------      ------------      -------------
        Total liabilities...................................        676,553          9,611,036         4,638,300           958,697
                                                                -----------     --------------      ------------      -------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS
   (NOTE 5).................................................    $57,352,715     $7,725,773,402      $102,249,691      $726,800,168
                                                                ===========     ==============      ============      =============

                                                                                      EQUITY SERIES (CONTINUED):
                                                                ------------------------------------------------------------------
                                                                                      T.ROWE         MORGAN
                                                                                      PRICE          STANLEY
                                                                                      INTER-         EMERGING          ALLIANCE
                                                                   ALLIANCE          NATIONAL        MARKETS          AGGRESSIVE
                                                                INTERNATIONAL         STOCK          EQUITY             STOCK
                                                                     FUND              FUND           FUND               FUND
                                                                -------------      -----------     -----------      --------------
ASSETS:
Investments in shares of The Trusts,
  at market value (Note 2):
  Cost:     $        56,223,556.............................
                  5,604,901,871.............................
                     88,527,561.............................
                    609,414,934.............................
                    127,648,223.............................    $130,220,038
                     66,625,462.............................                       $73,881,887
                     17,147,883.............................                                        $16,084,234
                  3,378,240,751.............................                                                          $3,168,974,945
Receivable for  Trust shares sold...........................         211,881                --               --            6,354,007
Due from Equitable Life's General Account
   (Note 3).................................................              --           179,720          115,594                  --
                                                                ------------       -----------      -----------       --------------
        Total assets........................................     130,431,919        74,061,607       16,199,828        3,175,328,952
                                                                ------------       -----------      -----------       --------------
LIABILITIES:
Payable for Trust shares purchased..........................              --           179,720          115,594                   --
Due to Equitable Life's General Account
   (Note 3).................................................         216,890                --               --            6,160,056
Net accumulated amount of (i) mortality risk,
   death benefit, expense and expense risk
   charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...............         193,242            90,602        3,574,314              670,310
                                                                ------------       -----------      -----------       --------------
        Total liabilities...................................         410,132           270,322        3,689,908            6,830,366
                                                                ------------       -----------      -----------       --------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS
   (NOTE 5).................................................    $130,021,787       $73,791,285      $12,509,920       $3,168,498,586
                                                                ============       ===========      ===========       ==============

---------------------
See Notes to Financial Statements.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                                        ASSET
                                                                                                                      ALLOCATION
                                                                                       EQUITY SERIES (CONCLUDED):       SERIES
                                                                   -----------------------------------------------  ---------------
                                                                                                        MFS
                                                                   WARBURG PINCUS    ALLIANCE         EMERGING           ALLIANCE
                                                                    SMALL COMPANY    SMALL CAP         GROWTH         CONSERVATIVE
                                                                        VALUE         GROWTH          COMPANIES        INVESTORS
                                                                        FUND           FUND             FUND              FUND
                                                                    -------------  ------------      ------------     -------------
ASSETS:
Investments in shares of The Trusts,
   at market value (Note 2):
   Cost:     $        97,621,394............................        $90,331,538
                     128,288,230............................                       $139,300,122
                     141,554,053............................                                         $177,252,578
                     111,402,771............................                                                           $120,069,941
                      32,776,608............................
                     739,431,816............................
                   1,207,545,862............................
                      10,547,792............................
Receivable for  Trust shares sold...........................                 --       1,068,050                --                --
Due from Equitable Life's General Account
   (Note 3).................................................            680,223              --         2,139,886           181,219
                                                                    -----------    ------------      ------------      ------------
        Total assets........................................         91,011,761     140,368,172       179,392,464       120,251,160
                                                                    -----------    ------------      ------------      ------------
LIABILITIES:
Payable for  Trust shares purchased.........................            680,223              --         2,139,886           182,458
Due to Equitable Life's General Account
   (Note 3).................................................                 --       1,051,042                --                --
Net accumulated amount of (i) mortality risk,
   death benefit, expense and expense risk
   charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...............            128,730         410,448            49,828           205,350
                                                                    -----------    ------------      ------------      ------------
        Total liabilities...................................            808,953       1,461,490         2,189,714           387,808
                                                                    -----------    ------------      ------------      ------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS
   (NOTE 5).................................................        $90,202,808    $138,906,682      $177,202,750      $119,863,352

                                                                                        ASSET ALLOCATION SERIES (CONTINUED):
                                                                    ---------------------------------------------------------------
                                                                                                                        MERRILL
                                                                        EQ/          ALLIANCE                            LYNCH
                                                                       PUTNAM        GROWTH             ALLIANCE         WORLD
                                                                      BALANCED       INVESTORS          BALANCED        STRATEGY
                                                                        FUND          FUND               FUND             FUND
                                                                    -----------    ------------      --------------    -----------
ASSETS:
Investments in shares of The Trusts,
   at market value (Note 2):
   Cost:     $        97,621,394............................
                     128,288,230............................
                     141,554,053............................
                     111,402,771............................
                      32,776,608............................        $34,787,837
                     739,431,816............................                       $842,909,418
                   1,207,545,862............................                                         $1,322,780,470
                      10,547,792............................                                                           $11,042,248
Receivable for  Trust shares sold...........................                 --              --             869,867             --
Due from Equitable Life's General Account
   (Note 3).................................................            344,836       1,901,167                 --          83,668
                                                                    -----------    ------------      --------------    -----------
        Total assets........................................         35,132,673     844,810,585       1,323,650,337     11,125,916
                                                                    -----------    ------------      --------------    -----------
LIABILITIES:
Payable for  Trust shares purchased.........................            344,836       1,905,292                  --         83,668
Due to Equitable Life's General Account
   (Note 3).................................................                 --              --             728,517             --
Net accumulated amount of (i) mortality risk,
   death benefit, expense and expense risk
   charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...............            147,171         687,262             186,147      1,772,681
                                                                    -----------    ------------      --------------    -----------
        Total liabilities...................................            492,007       2,592,554             914,664      1,856,349
                                                                    -----------    ------------      --------------    -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS
   (NOTE 5).................................................        $34,640,666    $842,218,031      $1,322,735,673    $ 9,269,567
                                                                    ===========    ============      ==============    ===========

---------------------
See Notes to Financial Statements.

                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                         FIXED INCOME SERIES:
                                                                  -----------------------------------------------------------------
                                                                                       ALLIANCE
                                                                                        INTER-
                                                                     ALLIANCE           MEDIATE       ALLIANCE          ALLIANCE
                                                                       MONEY          GOVERNMENT       QUALITY            HIGH
                                                                      MARKET          SECURITIES        BOND             YIELD
                                                                       FUND              FUND           FUND              FUND
                                                                    ----------       ----------       ----------       ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trusts.............................        $5,255,399       $2,342,433       $3,395,859       $ 20,512,530
                                                                    ----------       ----------       ----------       ------------
Expenses (Note 3):
      Asset-based charges...................................         1,481,147          587,870          794,815          2,600,402
Less: Reduction for expense limitation......................            48,970            7,750               --                 --
                                                                    ----------       ----------       ----------       ------------
      Net expenses..........................................         1,432,177          580,120          794,815          2,600,402
                                                                    ----------       ----------       ----------       ------------
NET INVESTMENT INCOME (LOSS)................................         3,823,222        1,762,313        2,601,044         17,912,128
                                                                    ----------       ----------       ----------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 2):
      Realized gain (loss) on investments...................           234,429          470,342          372,734              4,677
      Realized gain distribution from
        The Trusts..........................................             3,630               --        1,620,732          3,909,878
                                                                    ----------       ----------       ----------       ------------
   Net realized gain (loss).................................           238,059          470,342        1,993,466          3,914,555
   Change in unrealized appreciation
      (depreciation) of investments.........................           121,024          512,287         (486,113)       (36,813,923)
                                                                    ----------       ----------       ----------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................................           359,083          982,629        1,507,353        (32,899,368)
                                                                    ==========       ==========       ==========       ============
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS (NOTE 2).......................        $4,182,305       $2,744,942       $4,108,397       $(14,987,240)
                                                                    ==========       ==========       ==========       ============

                                                                                                  EQUITY SERIES:
                                                                    ---------------------------------------------------------------
                                                                                        EQ/
                                                                      T. ROWE         PUTNAM
                                                                       PRICE          GROWTH &          ALLIANCE         ALLIANCE
                                                                      EQUITY          INCOME            GROWTH &          EQUITY
                                                                      INCOME           VALUE             INCOME            INDEX
                                                                       FUND            FUND               FUND             FUND
                                                                    ----------       ----------       -----------      ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trusts.............................        $2,277,162       $  643,088       $ 1,653,807      $ 10,632,473
                                                                    ----------       ----------       -----------      ------------
Expenses (Note 3):
      Asset-based charges...................................         1,304,543          670,969         6,396,117        11,997,835
Less: Reduction for expense limitation......................                --               --                --                --
                                                                    ----------       ----------       -----------      ------------
      Net expenses..........................................         1,304,543          670,969         6,396,117        11,997,835
                                                                    ----------       ----------       -----------      ------------
NET INVESTMENT INCOME (LOSS)................................           972,619          (27,881)       (4,742,310)       (1,365,362)
                                                                    ----------       ----------       -----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 2):
      Realized gain (loss) on investments...................          (974,087)        (339,484)        3,660,147        40,077,379
      Realized gain distribution from
        The Trusts..........................................         2,932,028          580,684        48,006,831           339,719
                                                                    ----------       ----------       -----------      ------------
   Net realized gain (loss).................................         1,957,941          241,200        51,666,978        40,417,098
   Change in unrealized appreciation
      (depreciation) of investments.........................         4,171,888        5,418,025        39,346,894       170,263,193
                                                                    ----------       ----------       -----------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................................         6,129,829        5,659,225        91,013,872       210,680,291
                                                                    ----------       ----------       -----------      ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS (NOTE 2).......................        $7,102,448       $5,631,344       $86,271,562      $209,314,929
                                                                    ==========       ==========       ===========      ============



---------------------
See Notes to Financial Statements.


                                     FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                          EQUITY SERIES (CONTINUED):
                                                                  -----------------------------------------------------------------
                                                                     MERRILL
                                                                      LYNCH
                                                                      BASIC           ALLIANCE
                                                                      VALUE            COMMON              MFS           ALLIANCE
                                                                      EQUITY           STOCK            RESEARCH          GLOBAL
                                                                       FUND             FUND              FUND             FUND
                                                                  -----------     --------------      -----------      ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trusts.............................      $   550,754     $   42,754,627      $   249,000      $  7,924,674
                                                                  -----------     --------------      -----------      ------------

Expenses (Note 3):
      Asset-based charges...................................          494,290         95,988,818          735,308         8,877,655
Less: Reduction for expense limitation......................               --          6,717,477               --                --
                                                                  -----------     --------------      -----------      ------------
      Net expenses..........................................          494,290         89,271,341          735,308         8,877,655
                                                                  -----------     --------------      -----------      ------------
NET INVESTMENT INCOME (LOSS)................................           56,464        (46,516,714)        (486,308)         (952,981)
                                                                  -----------     --------------      -----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 2):
      Realized gain (loss) on investments...................       (1,204,767)       190,070,720         (916,443)       13,674,946
      Realized gain distribution from
        The Trusts..........................................        1,908,414        932,028,578               --        46,107,203
                                                                  -----------     --------------      -----------      ------------
   Net realized gain (loss).................................          703,647      1,122,099,298         (916,443)       59,782,149
   Change in unrealized appreciation
      (depreciation) of investments.........................        1,021,838        573,857,850       13,393,079        60,932,110
                                                                  -----------     --------------      -----------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................................        1,725,485      1,695,957,148       12,476,636       120,714,259
                                                                  ===========     ==============      ===========      ============
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS (NOTE 2).......................      $ 1,781,949     $1,649,440,434      $11,990,328      $119,761,278
                                                                  ===========     ==============      ===========      ============

                                                                                          EQUITY SERIES (CONTINUED):
                                                                  ---------------------------------------------------------------
                                                                                                        MORGAN
                                                                                    T. ROWE             STANLEY
                                                                   ALLIANCE        PRICE INTER-        EMERGING          ALLIANCE
                                                                    INTER-          NATIONAL-           MARKETS          AGGRESSIVE
                                                                   NATIONAL          STOCK              EQUITY            STOCK
                                                                     FUND             FUND               FUND              FUND
                                                                  -----------     ------------        -----------      ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trusts.............................      $ 2,332,648     $   628,616         $    61,144      $ 14,559,406
                                                                  -----------     -----------         -----------      ------------

Expenses (Note 3):
      Asset-based charges...................................        1,702,585         717,829             139,058        43,880,560
Less: Reduction for expense limitation......................               --              --                  --         3,621,990
                                                                  -----------     -----------         -----------      ------------
      Net expenses..........................................        1,702,585         717,829             139,058        40,258,570
                                                                  -----------     -----------         -----------      ------------
NET INVESTMENT INCOME (LOSS)................................          630,063         (89,213)            (77,914)      (25,699,164)
                                                                  -----------     -----------         -----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 2):
      Realized gain (loss) on investments...................       (6,316,417)     (2,187,587)         (4,762,302)       76,319,984
      Realized gain distribution from
        The Trusts..........................................           24,639             677                  --       153,501,697
                                                                  -----------     -----------         -----------      ------------
   Net realized gain (loss).................................       (6,291,778)     (2,186,910)         (4,762,302)      229,821,681
   Change in unrealized appreciation
      (depreciation) of investments.........................       17,134,710       8,173,937              34,335      (233,439,908)
                                                                  -----------     -----------         -----------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................................       10,842,932       5,987,027          (4,727,967)       (3,618,227)
                                                                  ===========     ===========         ===========      ============
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS (NOTE 2).......................      $11,472,995     $ 5,897,814         $(4,805,881)    $ (29,317,391)
                                                                  ===========     ===========         ===========     =============


---------------------
See Notes to Financial Statements.


                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                       EQUITY SERIES (CONCLUDED):
                                                                   ----------------------------------------------------------------
                                                                                                          MFS
                                                                   WARBURG PINCUS     ALLIANCE          EMERGING           ALLIANCE
                                                                    SMALL COMPANY     SMALL CAP          GROWTH         CONSERVATIVE
                                                                        VALUE          GROWTH           COMPANIES        INVESTORS
                                                                        FUND            FUND              FUND              FUND
                                                                   ------------      ------------      ----------       -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trusts.............................       $    420,391      $     11,795      $     2,970      $ 4,213,562
                                                                   ------------      ------------      -----------      -----------
Expenses (Note 3):
      Asset-based charges...................................          1,049,204         1,437,474        1,125,210        1,406,739
Less: Reduction for expense limitation......................                 --                --               --               --
                                                                   ------------      ------------      -----------      -----------
      Net expenses..........................................          1,049,204         1,437,474        1,125,210        1,406,739
                                                                   ------------      ------------      -----------      -----------
NET INVESTMENT INCOME (LOSS)................................           (628,813)       (1,425,679)      (1,122,240)       2,806,823
                                                                   ------------      ------------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 2):
      Realized gain (loss) on investments...................         (3,319,964)      (18,408,722)      (4,911,369)       1,336,530
      Realized gain distribution from
        The Trusts..........................................                 --                --               --        6,357,062
                                                                   ------------      ------------      -----------      -----------
   Net realized gain (loss).................................         (3,319,964)      (18,408,722)      (4,911,369)       7,693,592
   Change in unrealized appreciation
      (depreciation) of investments.........................         (7,312,118)       12,576,541       35,293,322        2,040,567
                                                                   ------------      ------------      -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................................        (10,632,082)       (5,832,181)      30,381,953        9,734,159
                                                                   ============      ============      ===========      ===========
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS (NOTE 2).......................       $(11,260,895)     $ (7,257,860)     $29,259,713      $12,540,982
                                                                   ============      ============      ===========      ===========

                                                                                        ASSET ALLOCATION SERIES:
                                                                    -------------------------------------------------------------
                                                                                                                         MERRILL
                                                                        EQ/           ALLIANCE                            LYNCH
                                                                       PUTNAM         GROWTH            ALLIANCE          WORLD
                                                                      BALANCED       INVESTORS          BALANCED         STRATEGY
                                                                        FUND           FUND               FUND             FUND
                                                                    -----------    ------------      --------------    ----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trusts.............................       $  634,198        $ 15,542,047      $ 33,629,387     $  83,000
                                                                   ----------        ------------      ------------     ---------

Expenses (Note 3):
      Asset-based charges...................................          287,370          10,042,667        18,391,448        94,329
Less: Reduction for expense limitation......................               --                  --         2,004,680            --
                                                                   ----------        ------------      ------------     ---------
      Net expenses..........................................          287,370          10,042,667        16,386,768        94,329
                                                                   ----------        ------------      ------------     ---------
NET INVESTMENT INCOME (LOSS)................................          346,828           5,499,380        17,242,619       (11,329)
                                                                   ----------        ------------      ------------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 2):
      Realized gain (loss) on investments...................          307,112           8,822,060        23,244,711      (103,174)
      Realized gain distribution from
        The Trusts..........................................          395,016          67,065,259       110,287,707            --
                                                                   ----------        ------------      ------------     ---------
   Net realized gain (loss).................................          702,128          75,887,319       133,532,418      (103,174)
   Change in unrealized appreciation
      (depreciation) of investments.........................        1,408,394          40,944,576        42,665,225       648,068
                                                                   ----------        ------------      ------------     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................................        2,110,522         116,831,895       176,197,643       544,894
                                                                   ----------        ------------      ------------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS (NOTE 2).......................       $2,457,350        $122,331,275      $193,440,262     $ 533,565
                                                                   ==========        ============      ============     =========


---------------------
See Notes to Financial Statements.


                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                             FIXED INCOME SERIES:
                                                                   -----------------------------------------------------------------
                                                                             ALLIANCE
                                                                           MONEY MARKET                    ALLIANCE INTERMEDIATE
                                                                               FUND                     GOVERNMENT SECURITIES FUND
                                                                   ------------------------------      -----------------------------
                                                                      1998              1997               1998            1997
                                                                   ------------      ------------       -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................       $  3,823,222      $  3,606,969       $ 1,762,313     $ 1,421,306
   Net realized gain (loss) on investments..................            238,059           236,951           470,342          63,438
   Change in unrealized appreciation
      (depreciation) of investments.........................            121,024           (78,466)          512,287         431,540
                                                                   ------------      ------------       -----------     -----------
   Net increase in net assets from operations...............          4,182,305         3,765,454         2,744,942       1,916,284
                                                                   ------------      ------------       -----------     -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................         59,238,443        86,657,302        10,106,543       7,536,973
      Transfers from other Funds and
        Guaranteed Interest Account.........................         99,124,881        47,922,157        23,196,411       8,017,226
                                                                   ------------      ------------       -----------     -----------
           Total............................................        158,363,324       134,579,459        33,302,954      15,554,199
                                                                   ------------      ------------       -----------     -----------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................         25,401,484        16,145,603         5,018,282       3,204,151
      Transfers to other Funds and
        Guaranteed Interest Account.........................        108,901,266       117,776,744        14,425,062       6,576,233
      Withdrawal and administrative charges.................            307,072           297,412            75,927          54,007
                                                                   ------------      ------------       -----------     -----------
           Total............................................        134,609,822       134,219,759        19,519,271       9,834,391
                                                                   ------------      ------------       -----------     -----------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................         23,753,502           359,700        13,783,683       5,719,808
                                                                   ------------      ------------       -----------     -----------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........             99,791           (68,437)          (40,620)        (50,296)
                                                                   ------------      ------------       -----------     -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         28,035,598         4,056,717        16,488,005       7,585,796
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         97,871,518        93,814,801        37,013,989      29,428,193
                                                                   ------------      ------------       -----------     -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................       $125,907,116      $ 97,871,518       $53,501,994     $37,013,989
                                                                   ============      ============       ===========     ===========

                                                                                             FIXED INCOME SERIES:
                                                                   ----------------------------------------------------------------
                                                                            ALLIANCE                           ALLIANCE
                                                                          QUALITY BOND                        HIGH YIELD
                                                                              FUND                               FUND
                                                                   ----------------------------       -----------------------------
                                                                      1998              1997               1998            1997
                                                                   -----------       -----------      ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................       $ 2,601,044       $ 1,622,820      $ 17,912,128     $ 10,021,713
   Net realized gain (loss) on investments..................         1,993,466           249,479         3,914,555        8,751,281
   Change in unrealized appreciation
      (depreciation) of investments.........................          (486,113)          547,099       (36,813,923)        (187,263)
                                                                   -----------       -----------      ------------     ------------
   Net increase in net assets from operations...............         4,108,397         2,419,398       (14,987,240)      18,585,731
                                                                   -----------       -----------      ------------     ------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................        20,999,014         8,725,632        52,878,815       39,249,294
      Transfers from other Funds and
        Guaranteed Interest Account.........................        46,264,543        14,735,972       114,552,746       81,831,743
                                                                   -----------       -----------      ------------     ------------
           Total............................................        67,263,557        23,461,604       167,431,561      121,081,037
                                                                   -----------       -----------      ------------     ------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................         4,294,846         2,471,399        15,414,754        9,034,492
      Transfers to other Funds and
        Guaranteed Interest Account.........................        26,129,927         9,009,004        96,757,242       50,004,724
      Withdrawal and administrative charges.................            64,190            49,238           269,447          180,111
                                                                   -----------       -----------      ------------     ------------
           Total............................................        30,488,963        11,529,641       112,441,443       59,219,327
                                                                   -----------       -----------      ------------     ------------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................        36,774,594        11,931,963        54,990,118       61,861,710
                                                                   -----------       -----------      ------------     ------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........           (65,774)          (51,466)          (32,954)        (195,148)
                                                                   -----------       -----------      ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        40,817,217        14,299,895        39,969,924       80,252,293
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        40,649,160        26,349,265       158,213,532       77,961,239
                                                                   -----------       -----------      ------------     ------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................       $81,466,377       $40,649,160      $198,183,456     $158,213,532
                                                                   ===========       ===========      ============     ============


---------------------
See Notes to Financial Statements.

                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                               EQUITY SERIES:
                                                                     --------------------------------------------------------------
                                                                           T. ROWE PRICE                       EQ/PUTNAM
                                                                           EQUITY INCOME                 GROWTH & INCOME VALUE
                                                                              FUND(a)                           FUND(a)
                                                                     -----------------------------     ----------------------------
                                                                        1998              1997            1998             1997
                                                                     ------------      -----------     -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................         $    972,619      $   213,607     $   (27,881)     $    27,593
   Net realized gain (loss) on investments..................            1,957,941           84,219         241,200           48,562
   Change in unrealized appreciation
      (depreciation) of investments.........................            4,171,888        3,419,591       5,418,025          743,804
                                                                     ------------      -----------     -----------      -----------
   Net increase in net assets from operations...............            7,102,448        3,717,417       5,631,344          819,959
                                                                     ------------      -----------     -----------      -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................           34,984,402       14,253,368      21,041,270        9,287,300
      Transfers from other Funds and
        Guaranteed Interest Account.........................           70,500,028       49,127,513      31,492,288       21,624,425
                                                                     ------------      -----------     -----------      -----------
           Total............................................          105,484,430       63,380,881      52,533,558       30,911,725
                                                                     ------------      -----------     -----------      -----------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................            4,063,205          461,902       2,208,567          221,732
      Transfers to other Funds and
        Guaranteed Interest Account.........................           26,010,302        8,775,894       9,702,715        2,466,969
      Withdrawal and administrative charges.................               88,752            7,224          53,830            5,138
                                                                     ------------      -----------     -----------      -----------
           Total............................................           30,162,259        9,245,020      11,965,112        2,693,839
                                                                     ------------      -----------     -----------      -----------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................           75,322,171       54,135,861      40,568,446       28,217,886
                                                                     ------------      -----------     -----------      -----------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........              (94,421)        (368,386)       (127,918)        (283,117)
                                                                     ------------      -----------     -----------      -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................           82,330,198       57,484,892      46,071,872       28,754,728
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................           57,484,892               --      28,754,728               --
                                                                     ------------      -----------     -----------      -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         $139,815,090      $57,484,892     $74,826,600      $28,754,728
                                                                     ============      ===========     ===========      ===========

                                                                                              EQUITY SERIES:
                                                                     --------------------------------------------------------------
                                                                               ALLIANCE                             ALLIANCE
                                                                            GROWTH & INCOME                       EQUITY INDEX
                                                                                 FUND                                 FUND
                                                                     -------------------------------   ----------------------------
                                                                        1998              1997            1998             1997
                                                                     -------------     ------------    --------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................         $  (4,742,310)    $   (881,670)   $   (1,365,362) $    785,831
   Net realized gain (loss) on investments..................            51,666,978       22,637,435        40,417,098    15,251,160
   Change in unrealized appreciation
      (depreciation) of investments.........................            39,346,894       34,617,976       170,263,193    98,430,290
                                                                     -------------     ------------    --------------   -----------
   Net increase in net assets from operations...............            86,271,562       56,373,741       209,314,929   114,467,281
                                                                     -------------     ------------    --------------   -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................           101,906,524       77,902,559       169,623,980   123,805,230
      Transfers from other Funds and
        Guaranteed Interest Account.........................           162,800,542      159,040,741       637,861,607   497,060,564
                                                                     -------------     ------------    --------------   -----------
           Total............................................           264,707,066      236,943,300       807,485,587   620,865,794
                                                                     -------------     ------------    --------------   -----------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................            30,427,264       15,991,738        55,265,209    26,845,795
      Transfers to other Funds and
        Guaranteed Interest Account.........................            89,917,684       70,222,768       455,238,354   332,805,482
      Withdrawal and administrative charges.................               678,233          387,138         1,207,740       650,256
                                                                     -------------     ------------    --------------   -----------
           Total............................................           121,023,181       86,601,644       511,711,303   360,301,533
                                                                     -------------     ------------    --------------   -----------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................           143,683,885      150,341,656       295,774,284   260,564,261
                                                                     -------------     ------------    --------------   -----------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........              (817,183)        (337,427)       (1,687,941)     (491,351)
                                                                     -------------     ------------    --------------   -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................           229,138,264      206,377,970       503,401,272   374,540,191
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................           369,884,267      163,506,297       648,886,895   274,346,704
                                                                     -------------     ------------    --------------   -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................          $599,022,531     $369,884,267    $1,152,288,167  $648,886,895
                                                                     =============     ============    ==============  ============

---------------------
(a)  Commenced operations on May 1, 1997.
See Notes to Financial Statements.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                     EQUITY SERIES (CONTINUED):
                                                               --------------------------------------------------------------------
                                                                                                             ALLIANCE
                                                               MERRILL LYNCH BASIC VALUE                   COMMON STOCK
                                                                     EQUITY FUND(a)                            FUND
                                                               ------------------------------ -------------------------------------
                                                                  1998             1997                1998               1997
                                                               -----------      -----------       --------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $    56,464      $    28,039       $  (46,516,714)    $  (40,194,434)
   Net realized gain (loss) on investments..................       703,647           32,936        1,122,099,298        520,414,631
   Change in unrealized appreciation
      (depreciation) of investments.........................     1,021,838          226,896          573,857,850        776,898,715
                                                               -----------      -----------       --------------     --------------
   Net increase in net assets from
      operations............................................     1,781,949          287,871        1,649,440,434      1,257,118,912
                                                               -----------      -----------       --------------     --------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................    18,099,811        5,085,307          526,598,693        485,617,488
      Transfers from other Funds and
        Guaranteed Interest Account.........................    54,374,032       15,531,026        1,219,987,398        981,404,674
                                                               -----------      -----------       --------------     --------------
           Total............................................    72,473,843       20,616,333        1,746,586,091      1,467,022,162
                                                               -----------      -----------       --------------     --------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................     1,998,824          146,225          439,741,977        326,957,672
      Transfers to other Funds and
        Guaranteed Interest Account.........................    31,529,622        3,680,513        1,134,646,060        793,882,977
      Withdrawal and administrative
        charges.............................................        37,806            3,018            7,821,832          6,730,878
                                                               -----------      -----------       --------------     --------------
           Total............................................    33,566,252        3,829,756        1,582,209,869      1,127,571,527
                                                               -----------      -----------       --------------     --------------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................    38,907,591       16,786,577          164,376,222        339,450,635
                                                               -----------      -----------       --------------     --------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........      (112,369)        (298,904)         (12,019,228)        (5,291,673)
                                                               -----------      -----------       --------------     --------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................    40,577,171       16,775,544        1,801,797,428      1,591,277,874
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................    16,775,544               --        5,923,975,974      4,332,698,100
                                                               -----------      -----------       --------------     --------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................   $57,352,715      $16,775,544       $7,725,773,402     $5,923,975,974
                                                               ===========      ===========       ==============     ==============

                                                                                     EQUITY SERIES (CONTINUED):
                                                               ------------------------------------------------------------------
                                                                       MFS RESEARCH                       ALLIANCE GLOBAL
                                                                          FUND(a)                               FUND
                                                               -------------------------------  ---------------------------------
                                                                  1998             1997                1998               1997
                                                               ------------     ------------       ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $   (486,308)    $    (44,322)     $   (952,981)      $  4,053,343
   Net realized gain (loss) on investments..................       (916,443)         156,450        59,782,149         44,106,582
   Change in unrealized appreciation
      (depreciation) of investments.........................     13,393,079          477,876        60,932,110          7,345,361
                                                               ------------     ------------      ------------       ------------
   Net increase in net assets from
      operations............................................     11,990,328          590,004       119,761,278         55,505,286
                                                               ------------     ------------      ------------       ------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................     26,220,920        9,395,788        73,052,084         89,835,392
      Transfers from other Funds and
        Guaranteed Interest Account.........................     79,372,885       21,884,490        97,000,214        100,167,043
                                                               ------------     ------------      ------------       ------------
           Total............................................    105,593,805       31,280,278       170,052,298        190,002,435
                                                               ------------     ------------      ------------       ------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................      2,234,932          315,298        45,379,156         38,003,491
      Transfers to other Funds and
        Guaranteed Interest Account.........................     39,937,639        3,913,603       124,416,716         93,151,966
      Withdrawal and administrative
        charges.............................................         56,352            4,474         1,061,880          1,013,918
                                                               ------------     ------------      ------------       ------------
           Total............................................     42,228,923        4,233,375       170,857,752        132,169,375
                                                               ------------     ------------      ------------       ------------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................     63,364,882       27,046,903          (805,454)        57,833,060
                                                               ------------     ------------      ------------       ------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........       (280,049)        (462,377)         (667,287)          (280,980)
                                                               ------------     ------------      ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................     75,075,161       27,174,530       118,288,537        113,057,366
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................     27,174,530               --       608,511,631        495,454,265
                                                               ------------     ------------      ------------       ------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................   $102,249,691      $27,174,530      $726,800,168       $608,511,631
                                                               ============      ===========      ============       ============


---------------------
(a)  Commenced operations on May 1, 1997.
See Notes to Financial Statements.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                           EQUITY SERIES (CONTINUED):
                                                                   -----------------------------------------------------------------

                                                                            ALLIANCE                         T. ROWE PRICE
                                                                          INTERNATIONAL                   INTERNATIONAL STOCK
                                                                              FUND                              FUND(a)
                                                                   ------------------------------     -----------------------------
                                                                     1998              1997              1998             1997
                                                                   ------------     -------------     ------------      -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................       $    630,063      $  1,841,231      $   (89,213)     $  (167,342)
   Net realized gain (loss) on investments..................         (6,291,778)        8,984,846       (2,186,910)      (1,454,589)
   Change in unrealized appreciation
      (depreciation) of investments.........................         17,134,710       (15,797,804)       8,173,937         (917,513)
                                                                   ------------      ------------      -----------      -----------
   Net increase in net assets from
      operations............................................         11,472,995        (4,971,727)       5,897,814       (2,539,444)
                                                                   ------------      ------------      -----------      -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................         18,021,919        27,672,360       17,268,615       11,943,016
      Transfers from other Funds and
        Guaranteed Interest Account.........................        252,313,930       151,532,780       79,807,973       48,742,022
                                                                   ------------      ------------      -----------      -----------
           Total............................................        270,335,849       179,205,140       97,076,588       60,685,038
                                                                   ------------      ------------      -----------      -----------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................          9,618,434         9,154,376        2,262,558          551,644
      Transfers to other Funds and
        Guaranteed Interest Account.........................        259,822,531       143,958,994       64,643,746       19,727,736
      Withdrawal and administrative
        charges.............................................            226,908           226,612           65,025           12,207
                                                                   ------------      ------------      -----------      -----------
           Total............................................        269,667,873       153,339,982       66,971,329       20,291,587
                                                                   ------------      ------------      -----------      -----------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................            667,976        25,865,158       30,105,259       40,393,451
                                                                   ------------      ------------      -----------      -----------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........            (208,473)           8,298         (140,255)          74,460
                                                                   ------------      ------------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         11,932,498        20,901,729       35,862,818       37,928,467
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        118,089,289        97,187,560       37,928,467               --
                                                                   ------------      ------------      -----------      -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................       $130,021,787      $118,089,289      $73,791,285      $37,928,467
                                                                   ============      ============      ===========      ===========

                                                                                           EQUITY SERIES (CONTINUED):
                                                                   -----------------------------------------------------------------

                                                                        MORGAN STANLEY                          ALLIANCE
                                                                    EMERGING MARKETS EQUITY                 AGGRESSIVE STOCK
                                                                            FUND(b)                               FUND
                                                                   ----------------------------   ---------------------------------
                                                                     1998             1997            1998              1997
                                                                   -----------     ------------   --------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................       $   (77,914)    $     15,148   $   (25,699,164)   $  (36,023,732)
   Net realized gain (loss) on investments..................        (4,762,302)        (875,317)      229,821,681       414,890,550
   Change in unrealized appreciation
      (depreciation) of investments.........................            34,335       (1,097,984)     (233,439,908)      (79,262,405)
                                                                   -----------     ------------   ---------------    --------------
   Net increase in net assets from
      operations............................................        (4,805,881)      (1,958,153)      (29,317,391)     299,604,413
                                                                   -----------     ------------    --------------    --------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................         4,268,805        2,087,150       292,963,500       378,453,001
      Transfers from other Funds and
        Guaranteed Interest Account.........................        58,497,186       17,543,713       837,060,745     1,226,614,217
                                                                   -----------     ------------    --------------    --------------
           Total............................................        62,765,991       19,630,863     1,130,024,245     1,605,067,218
                                                                   -----------     ------------    --------------    --------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................           371,931           38,081       246,890,973       223,777,455
      Transfers to other Funds and
        Guaranteed Interest Account.........................        55,007,653       10,197,807     1,105,075,546     1,226,219,275
      Withdrawal and administrative
        charges.............................................            12,342            1,449         5,526,894         5,581,896
                                                                   -----------     ------------    --------------    --------------
           Total............................................        55,391,926       10,237,337     1,357,493,413     1,455,578,626
                                                                   -----------     ------------    --------------    --------------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................         7,374,065        9,393,526      (227,469,168)      149,488,592
                                                                   -----------     ------------    --------------    --------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........         1,295,969        1,210,394            63,901          (445,491)
                                                                   -----------     ------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         3,864,153        8,645,767      (256,722,658)      448,647,514
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         8,645,767               --     3,425,221,244     2,976,573,730
                                                                   -----------     ------------    --------------    --------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................       $12,509,920     $  8,645,767    $3,168,498,586    $3,425,221,244
                                                                   ============    ============    ==============    ===============


---------------------
(a)  Commenced operations on May 1, 1997.
(b)  Commenced operations on August 20, 1997.
See Notes to Financial Statements.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                        EQUITY SERIES (CONCLUDED):
                                                                -----------------------------------------------------------------
                                                                        WARBURG PINCUS                         ALLIANCE
                                                                      SMALL COMPANY VALUE                   SMALL CAP GROWTH
                                                                            FUND(a)                             FUND(a)
                                                                -------------------------------   -------------------------------
                                                                  1998             1997               1998                 1997
                                                                ------------     -----------      -------------         ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................    $   (628,813)   $   (233,472)    $   (1,425,679)     $   (226,153)
   Net realized gain (loss) on investments..................      (3,319,964)       (398,282)       (18,408,722)        2,928,197
   Change in unrealized appreciation
      (depreciation) of investments.........................      (7,312,118)         22,263         12,576,541        (1,564,649)
                                                                ------------    ------------      -------------      ------------
   Net increase in net assets from operations...............     (11,260,895)       (609,491)        (7,257,860)        1,137,395
                                                                ------------    ------------      -------------      ------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................      25,746,572      17,932,084         43,309,112        15,686,202
      Transfers from other Funds and
        Guaranteed Interest Account.........................      45,701,935      95,994,086        363,094,583       134,506,874
                                                                ------------    ------------      -------------      ------------
           Total............................................      71,448,507     113,926,170        406,403,695       150,193,076
                                                                ------------    ------------      -------------      ------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................       3,085,017         710,649          3,905,019           644,310
      Transfers to other Funds and
        Guaranteed Interest Account.........................      34,873,684      44,374,048        319,261,827        87,128,302
      Withdrawal and administrative charges.................         105,234          13,343            112,019             7,383
                                                                ------------    ------------      -------------      ------------
           Total............................................      38,063,935      45,098,040        323,278,865        87,779,995
                                                                ------------    ------------      -------------      ------------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................      33,384,572      68,828,130         83,124,830        62,413,081
                                                                ------------    ------------      -------------      ------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........          13,573        (153,081)           (23,520)         (487,244)
                                                                ------------    ------------      -------------      ------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................      22,137,250      68,065,558         75,843,450        63,063,232
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................      68,065,558              --         63,063,232                --
                                                                ------------    ------------      -------------      ------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................    $ 90,202,808    $ 68,065,558       $138,906,682      $ 63,063,232
                                                                ============    ============       ============      ============

                                                                    EQUITY SERIES (CONCLUDED):
                                                                 ---------------------------------
                                                                            MFS EMERGING
                                                                           GROWTH COMPANIES
                                                                                FUND(a)
                                                                 ---------------------------------
                                                                      1998                  1997
                                                                 -------------        ------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................     $  (1,122,240)       $    (59,318)
   Net realized gain (loss) on investments..................        (4,911,369)            410,582
   Change in unrealized appreciation
      (depreciation) of investments.........................        35,293,322             405,203
                                                                 -------------         -----------
   Net increase in net assets from operations...............        29,259,713             756,467
                                                                 -------------         -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................         45,965,336          10,348,726
      Transfers from other Funds and
        Guaranteed Interest Account.........................        245,232,174          41,158,325
                                                                  -------------         -----------
           Total............................................        291,197,510          51,507,051
                                                                  -------------         -----------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................          3,422,691             272,079
      Transfers to other Funds and
        Guaranteed Interest Account.........................        170,609,391          20,257,025
      Withdrawal and administrative charges.................             94,296               3,323
                                                                  -------------         -----------
           Total............................................        174,126,378          20,532,427
                                                                  -------------         -----------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................        117,071,132          30,974,624
                                                                  -------------         -----------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........           (199,446)           (659,740)
                                                                  -------------         -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        146,131,399          31,071,351
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         31,071,351                  --
                                                                  -------------         -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................       $177,202,750         $31,071,351
                                                                   ============         ===========


---------------------
(a)  Commenced operations on May 1, 1997.
See Notes to Financial Statements.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                          ASSET ALLOCATION SERIES:
                                                                    -------------------------------------------------------------
                                                                              ALLIANCE                      EQ/PUTNAM
                                                                       CONSERVATIVE INVESTORS                BALANCED
                                                                                FUND                         FUND(a)
                                                                    ---------------------------     -----------------------------
                                                                        1998            1997            1998                1997
                                                                    ------------    -----------     -----------       -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................        $  2,806,823    $ 2,448,726     $   346,828       $   129,710
   Net realized gain (loss) on investments..................           7,693,592      3,730,623         702,128           115,430
   Change in unrealized appreciation
      (depreciation) of investments.........................           2,040,567      3,477,016       1,408,394           602,835
                                                                    ------------    -----------     -----------       -----------
   Net increase in net assets from operations...............          12,540,982      9,656,365       2,457,350           847,975
                                                                    ------------    -----------     -----------       -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................          19,140,568     11,365,584      10,044,027         3,699,337
      Transfers from other Funds and
        Guaranteed Interest Account.........................          16,914,697      8,530,415      24,576,797        15,752,330
                                                                    ------------    -----------     -----------       -----------
           Total............................................          36,055,265     19,895,999      34,620,824        19,451,667
                                                                    ------------    -----------     -----------       -----------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................           8,188,450      7,295,059         975,331           192,650
      Transfers to other Funds and
        Guaranteed Interest Account.........................          12,810,163     14,511,104      13,658,260         7,250,221
      Withdrawal and administrative charges.................             167,275        162,391          20,744             1,654
                                                                    ------------    -----------     -----------       -----------
           Total............................................          21,165,888     21,968,554      14,654,335         7,444,525
                                                                    ------------    -----------     -----------       -----------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................          14,889,377     (2,072,555)     19,966,489        12,007,142
                                                                    ------------    -----------     -----------       -----------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........            (230,218)      (172,151)       (204,197)         (434,093)
                                                                    ------------    -----------     -----------       -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................          27,200,141      7,411,659      22,219,642        12,421,024
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................          92,663,211     85,251,552      12,421,024                --
                                                                    ------------    -----------     -----------       -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        $119,863,352    $92,663,211     $34,640,666       $12,421,024
                                                                    ============    ===========     ===========       ===========

                                                                       ASSET ALLOCATION SERIES:
                                                                   ----------------------------------
                                                                               ALLIANCE
                                                                          GROWTH INVESTORS
                                                                                FUND
                                                                   ----------------------------------
                                                                       1998                 1997
                                                                   ------------          ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................       $  5,499,380          $  7,374,359
   Net realized gain (loss) on investments..................         75,887,319            38,624,261
   Change in unrealized appreciation
      (depreciation) of investments.........................         40,944,576            40,925,116
                                                                   ------------          ------------
   Net increase in net assets from operations...............        122,331,275            86,923,736
                                                                   ------------          ------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................         90,895,614            96,835,654
      Transfers from other Funds and
        Guaranteed Interest Account.........................         81,033,459            86,565,969
                                                                   ------------          ------------
           Total............................................        171,929,073           183,401,623
                                                                   ------------          ------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................         50,079,041            39,593,409
      Transfers to other Funds and
        Guaranteed Interest Account.........................         81,495,051            76,718,000
      Withdrawal and administrative charges.................          1,338,300             1,162,210
                                                                   ------------          ------------
           Total............................................        132,912,392           117,473,619
                                                                   ------------          ------------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................         39,016,681            65,928,004
                                                                   ------------          ------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........           (840,403)             (551,891)
                                                                   ------------          ------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        160,507,553           152,299,849
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        681,710,478           529,410,629
                                                                   ------------          ------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................       $842,218,031          $681,710,478
                                                                   ============          ============

---------------------
(a)  Commenced operations on May 1, 1997.
See Notes to Financial Statements.

                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                               ASSET ALLOCATION SERIES (CONCLUDED):
                                                                             --------------------------------------
                                                                                          ALLIANCE
                                                                                          BALANCED
                                                                                            FUND
                                                                             --------------------------------------
                                                                                1998                    1997
                                                                             --------------          --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......................................        $   17,242,619          $   23,301,713
   Net realized gain (loss) on investments...........................           133,532,418              79,099,392
   Change in unrealized appreciation
      (depreciation) of investments..................................            42,665,225              45,961,244
                                                                             --------------          --------------
   Net increase in net assets from operations........................           193,440,262             148,362,349
                                                                             --------------          --------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions..................................................            76,987,846              84,629,925
      Transfers from other Funds and
        Guaranteed Interest Account..................................           168,586,346             112,630,041
                                                                             --------------          --------------
           Total.....................................................           245,574,192             197,259,966
                                                                             --------------          --------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits...........................................           107,639,830              96,288,584
      Transfers to other Funds and
        Guaranteed Interest Account..................................           202,971,507             170,604,239
      Withdrawal and administrative charges..........................             1,699,980               1,889,094
                                                                             --------------          --------------
           Total.....................................................           312,311,317             268,781,917
                                                                             --------------          --------------
   Net increase (decrease) in net assets from
      Contractowners transactions....................................           (66,737,125)            (71,521,951)
                                                                             --------------          --------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3)..................            (1,923,481)               (620,223)
                                                                             --------------          --------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS....................................           124,779,656              76,220,175
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS....................................         1,197,956,017           1,121,735,842
                                                                             --------------          --------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS....................................        $1,322,735,673          $1,197,956,017
                                                                             ==============          ==============

                                                                            ASSET ALLOCATION SERIES (CONCLUDED):
                                                                            ----------------------------------
                                                                                MERRILL LYNCH WORLD
                                                                                  STRATEGY FUND(a)
                                                                            ------------------------------

                                                                              1998               1997
                                                                            ----------         -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)......................................           $ (11,329)        $    16,034
  Net realized gain (loss) on investments...........................            (103,174)             33,737
  Change in unrealized appreciation
     (depreciation) of investments..................................             648,068            (153,612)
                                                                              ----------         -----------
  Net increase in net assets from operations........................             533,565            (103,841)
                                                                              ----------         -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
  Contributions and Transfers:
     Contributions..................................................           1,929,793           1,913,915
     Transfers from other Funds and
       Guaranteed Interest Account..................................           7,365,231           8,826,145
                                                                              ----------         -----------
          Total.....................................................           9,295,024          10,740,060
                                                                              ----------         -----------
  Payments, Transfers and Charges:
     Annuity payments, withdrawals
       and death benefits...........................................             340,072             156,911
     Transfers to other Funds and
       Guaranteed Interest Account..................................           5,454,326           4,913,746
     Withdrawal and administrative charges..........................              10,176                 622
                                                                              ----------         -----------
          Total.....................................................           5,804,574           5,071,279
                                                                              ----------         -----------
  Net increase (decrease) in net assets from
     Contractowners transactions....................................           3,490,450           5,668,781
                                                                              ----------         -----------
  Net (increase) decrease in amount retained by
     Equitable Life in Separate Account A (Note 3)..................            (179,747)           (139,641)
                                                                              ----------         -----------
INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO CONTRACTOWNERS....................................           3,844,268           5,425,299
NET ASSETS -- BEGINNING OF PERIOD
  ATTRIBUTABLE TO CONTRACTOWNERS....................................            5,425,299                  --
                                                                              ----------         -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
  ATTRIBUTABLE TO CONTRACTOWNERS....................................           $9,269,567         $ 5,425,299
                                                                              ==========         ===========



---------------------
(a)  Commenced operations on May 1, 1997.
See Notes to Financial Statements.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

1.   General

     The Equitable Life Assurance Society of the United States (Equitable Life) Separate Account A (The Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Alliance Capital Management L.P., an indirect, majority-owned subsidiary of Equitable Life, manages The Hudson River Trust (HR Trust) and is investment adviser for all of the investment funds of HR Trust. EQ Financial Consultants, Inc., an indirect, wholly owned subsidiary of Equitable Life, manages the EQ Advisors Trust (EQ Trust) and has overall responsibility for general management and administration of EQ Trust. The Account consists of twenty-four investment funds (Funds): Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, T. Rowe Price Equity Income Fund, EQ/Putnam Growth & Income Value Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Merrill Lynch Basic Value Equity Fund, Alliance Common Stock Fund, MFS Research Fund, Alliance Global Fund, Alliance International Fund,
     T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Alliance Aggressive Stock Fund, Warburg Pincus Small Company Value Fund, Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, Alliance Conservative Investors Fund, EQ/Putnam Balanced Fund, Alliance Growth Investors Fund, Alliance Balanced Fund and Merrill Lynch World Strategy Fund. The assets in each fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class 1A or Class 1B shares of HR Trust or Class 1B shares of EQ Trust (Collectively, the "Trusts"). Class 1A and 1B shares are offered by the Trust at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class 1A shares are not subject to distribution fees imposed pursuant to a distribution plan. Class 1B shares are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class 1B shares in respect of activities primarily intended to result in the sale of the Class 1B shares. These fees are reflected in the net asset value of the shares. The Trusts are open-end, diversified investment management companies that invest separate account assets of insurance companies.

     EQFC earns fees from both Trusts under distribution agreements held with the Trusts. EQFC also earns fees under an investment management agreement with the EQ Trust. Alliance earns fees under an investment advisory agreement with the HR Trust.

     The Account is used to fund benefits under certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST Contracts), group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts.

     The net assets of the Account are not chargeable with liabilities arising out of any other business Equitable Life may conduct. The excess of assets over reserves and other contract liabilities, if any, in the Account may be transferred to Equitable Life's General Account. Equitable Life's General Account is subject to creditor rights. Due to/from Equitable Life's General Account represents amounts receivable/payable to the General Account is predominately related to policy-related transactions, premiums, surrenders and death benefits.


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

2.   Significant Accounting Policies

     The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio less liabilities.

     Investment transactions are recorded by the Account on the trade date. Dividends are declared by HR Trust at the end of each quarter and by EQ Trust in the fourth quarter on the ex-dividend date. Dividends and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trusts at the end of each year.

     No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed.

3.   Asset Charges

     The following charges are made directly against the daily net assets of the Account and are reflected daily in the computation of the accumulation unit values of the Contracts:

                                            DEATH        MORTALITY                      EXPENSE       FINANCIAL
                                           BENEFITS        RISKS         EXPENSES        RISKS       ACCOUNTING       TOTAL
                                         -------------  -------------  -------------  ------------- --------------  -----------
      EQUI-VEST/
         MOMENTUM
         CONTRACTS
      Alliance Money Market Fund,
      Alliance Balanced Fund
      Alliance Common Stock Fund            0.05%         0.30%           0.60%          0.30%         0.24%           1.49%
      All Other Funds                       0.05%         0.30%           0.60%          0.15%         0.24%           1.34%
      MOMENTUM PLUS CONTRACTS--ALL
        FUNDS                                 --          0.50%           0.25%          0.60%           --            1.35%
      OLD CONTRACTS
      Common Stock and Money Market
        Funds                               0.05%         0.45%           0.16%          0.08%           --             .74%
      EQUIPLAN CONTRACTS
      Common Stock and
         Intermediate Government
         Securities Funds                   0.05%         0.45%           0.16%          0.08%           --             .74%
      EQUI-VEST SERIES 300 & SERIES 400
         CONTRACTS
      Alliance Money Market Fund
      Alliance Common Stock Fund
      Alliance Aggressive Stock Fund
      Alliance Balanced Fund                  --          0.60%           0.25%          0.50%           --            1.35%
      All Other Funds                         --          0.60%           0.24%*         0.50%           --            1.34%


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

3.  Asset Charges (Continued)

                                            DEATH        MORTALITY                      EXPENSE       FINANCIAL
                                           BENEFITS        RISKS         EXPENSES        RISKS       ACCOUNTING       TOTAL
                                         -------------  -------------  -------------  ------------- --------------  -----------
     EQUI-VEST SERIES 500 CONTRACTS
     All Funds                               --            0.70%          0.25%          0.50%           --           1.45%

     EQUI-VEST SERIES 600 CONTRACTS
     All Funds                               --            0.45%          0.25%          0.50%           --           1.20%

     ----------
     * During 1998, Equitable Life charged EQUI-VEST Series 300 and 400 Contracts 0.24% against the assets of the HR Trust and EQ Trust Funds for expenses, except as noted. This voluntary expense limitation discounted from 0.25% to 0.24% may be discontinued by Equitable Life at its discretion.

     The above charges may be retained in the Account by Equitable Life and, to the extent retained, participate in the net investment results of the Trust ratably with assets attributable to the Contracts.

     Since the Trust shares are valued at their net asset value, investment advisory fees and direct operating expenses of the Trust are, in effect, passed on to the Account and are reflected in the computation of the accumulation unit values of the Contracts.

     Under the terms of the Contracts, the aggregate of these asset charges and the charges of the Trust for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST and Momentum Contracts for the Alliance Money Market Fund, the Alliance Common Stock Fund, the Alliance Aggressive Stock Fund, the Alliance Balanced Funds and 1% for the Old Contracts and EQUIPLAN Contracts.

     Under the Contracts, the total charges may be reallocated among the various expense categories. Equitable Life, however, intends to limit any possible reallocation to include only the expense risks, mortality risks and death benefit charges.

4.   Contributions, Payments, Transfers and Charges

     Contributions represent participant contributions under EQUI-VEST, Momentum, Momentum Plus and EQUI-VEST Series 300 through 600 Contracts (but excludes amounts allocated to the Guaranteed Interest Account, which are reflected in the General Account) and participant contributions under other Contracts (Old Contracts, EQUIPLAN) reduced by applicable deductions, charges and state premium taxes. Contributions also include amounts applied to purchase variable annuities. Transfers are amounts that participants have directed to be moved among the Funds, including permitted transfers to and from the Guaranteed Interest Account, which is part of Equitable Life's General Account.

     Variable annuity payments and death benefits are payments to participants and beneficiaries made under the terms of the Contracts. Withdrawals are amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are the deferred contingent withdrawal charges that apply to certain withdrawals under EQUI-VEST, Momentum, Momentum Plus and EQUI-VEST Series 300 through 600 Contracts. Administrative charges, if applicable, are deducted annually under EQUI-VEST, EQUIPLAN and Old Contracts and quarterly under Momentum, Momentum Plus and EQUI-VEST Series 300 through 600 Contracts.


                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.   Contributions, Payments, Transfers and Charges (Continued):

     Accumulation units issued and redeemed during the periods indicated were:

     (Acronym BP refers to total Basis Points charged for that product as described in Footnote 3)

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Fixed Income Series:

ALLIANCE MONEY MARKET FUND
--------------------------
Issued        --     EQUI-VEST Contracts.........................................       1,229,299                      837,383
                     Momentum Contracts..........................................         386,247                      483,055
                     Momentum Plus Contracts 135 BP..............................         503,516                      588,908
                     Momentum Plus Contracts 100 BP..............................           7,375                       10,050
                     Old Contracts...............................................              42                      120,867
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................         458,194                      258,260
                     EQUI-VEST Contracts Series 500 145 BP.......................             547                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................         941,797                      877,393
                     Momentum Contracts..........................................         326,686                      415,858
                     Momentum Plus Contracts 135 BP..............................         506,664                      564,110
                     Momentum Plus Contracts 100 BP..............................          10,102                       10,333
                     Old Contracts...............................................           2,025                        1,572
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................         341,437                      277,148
                     EQUI-VEST Contracts Series 500 145 BP.......................             156                           --

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND
------------------------------------------------

Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           5,893                        5,215
                     Momentum Plus Contracts 135 BP..............................          50,402                       29,724
                     Momentum Plus Contracts 100 BP..............................           1,592                          804
                     EQUIPLAN CONTRACTS..........................................               4                       49,549
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         216,535                      105,144
                     EQUI-VEST Contracts Series 500 145 BP.......................              78                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           4,863                        4,851
                     Momentum Plus Contracts 135 BP..............................          51,462                       31,521
                     Momentum Plus Contracts 100 BP..............................             471                          813
                     EQUIPLAN CONTRACTS..........................................           4,747                            2
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         103,688                       50,075
                     EQUI-VEST Contracts Series 500 145 BP.......................              45                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Fixed Income Series (Continued):

ALLIANCE QUALITY BOND FUND
--------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          10,469                        7,848
                     Momentum Plus Contracts 135 BP..............................          36,968                       22,668
                     Momentum Plus Contracts 100 BP..............................             444                          449
                     Old Contracts...............................................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         483,053                      167,788
                     EQUI-VEST Contracts Series 500 145 BP.......................             146                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           5,361                        5,005
                     Momentum Plus Contracts 135 BP..............................          27,523                       12,495
                     Momentum Plus Contracts 100 BP..............................             182                          636
                     Old Contracts...............................................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         209,302                       80,367
                     EQUI-VEST Contracts Series 500 145 BP.......................              19                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE HIGH YIELD FUND
-----------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          19,540                       17,805
                     Momentum Plus Contracts 135 BP..............................          45,063                       62,992
                     Momentum Plus Contracts 100 BP..............................           1,531                        1,622
                     Old Contracts...............................................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         976,709                      726,147
                     EQUI-VEST Contracts Series 500 145 BP.......................             387                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          11,692                        6,772
                     Momentum Plus Contracts 135 BP..............................          55,069                       42,608
                     Momentum Plus Contracts 100 BP..............................           1,524                        1,327
                     Old Contracts...............................................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         643,692                      338,338
                     EQUI-VEST Contracts Series 500 145 BP.......................               8                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series:

T. ROWE PRICE EQUITY INCOME FUND
-------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           1,360                           --
                     Momentum Plus Contracts 135 BP..............................           3,355                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         838,991                      554,196
                     EQUI-VEST Contracts Series 500 145 BP.......................             418                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             214                           --
                     Momentum Plus Contracts 135 BP..............................             628                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         244,081                       79,255
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

EQ/PUTNAM GROWTH & INCOME VALUE FUND
------------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             523                           --
                     Momentum Plus Contracts 135 BP..............................           2,572                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         431,414                      273,498
                     EQUI-VEST Contracts Series 500 145 BP.......................             407                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              --                           --
                     Momentum Plus Contracts 135 BP..............................             328                           --
                     Momentum Plus Contracts 100 BP..............................             507                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................          99,601                       23,834
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                        1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Continued):

ALLIANCE GROWTH & INCOME FUND
-----------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          52,613                       45,474
                     Momentum Plus Contracts 135 BP..............................         113,506                      116,065
                     Momentum Plus Contracts 100 BP..............................           4,425                        3,889
                     Momentum Plus Contracts 90 BP...............................             642                        1,441
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       1,224,228                    1,286,205
                     EQUI-VEST Contracts Series 500 145 BP.......................           1,401                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          25,771                       17,193
                     Momentum Plus Contracts 135 BP..............................          87,335                       46,155
                     Momentum Plus Contracts 100 BP..............................           1,838                        2,901
                     Momentum Plus Contracts 90 BP...............................              38                          337
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         548,572                      462,065
                     EQUI-VEST Contracts Series 500 145 BP.......................               9                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE EQUITY INDEX FUND
--------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          79,518                           --
                     Momentum Plus Contracts 135 BP..............................         205,393                           --
                     Momentum Plus Contracts 100 BP..............................           6,938                           --
                     Momentum Plus Contracts 90 BP...............................           1,097                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       3,094,562                    2,967,392
                     EQUI-VEST Contracts Series 500 145 BP.......................           2,295                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               3                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          37,943                           --
                     Momentum Plus Contracts 135 BP..............................         153,058                           --
                     Momentum Plus Contracts 100 BP..............................           1,574                           --
                     Momentum Plus Contracts 90 BP...............................             193                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       1,974,951                    1,768,139
                     EQUI-VEST Contracts Series 500 145 BP.......................              44                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Continued):

MERRILL LYNCH BASIC VALUE EQUITY FUND
-------------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           3,082                           --
                     Momentum Plus Contracts 135 BP..............................           2,932                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         563,336                      177,242
                     EQUI-VEST Contracts Series 500 145 BP.......................             352                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              --                           --
                     Momentum Plus Contracts 135 BP..............................             991                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         263,606                       32,592
                     EQUI-VEST Contracts Series 500 145 BP.......................              10                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE COMMON STOCK FUND
--------------------------
Issued        --     EQUI-VEST Contracts.........................................       4,199,955                    4,383,156
                     Momentum Contracts..........................................         171,967                      204,382
                     Momentum Plus Contracts 135 BP..............................         479,798                      545,202
                     Momentum Plus Contracts 100 BP..............................          10,617                       41,653
                     Momentum Plus Contracts 90 BP...............................           2,467                        6,431
                     Old Contracts...............................................              19                      301,258
                     EQUIPLAN Contracts..........................................               4                       86,999
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................       2,035,253                    1,968,780
                     EQUI-VEST Contracts Series 500 145 BP.......................           4,784                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               2                           --

Redeemed      --     EQUI-VEST Contracts.........................................       4,354,955                    3,930,073
                     Momentum Contracts..........................................         169,605                      134,959
                     Momentum Plus Contracts 135 BP..............................         539,175                      354,590
                     Momentum Plus Contracts 100 BP..............................           8,027                      142,434
                     Momentum Plus Contracts 90 BP...............................             686                        1,552
                     Old Contracts...............................................          42,795                        3,085
                     EQUIPLAN Contracts..........................................          14,746                        1,986
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................         992,260                      660,995
                     EQUI-VEST Contracts Series 500 145 BP.......................              56                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Continued):

MFS RESEARCH FUND
-----------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           4,266                           --
                     Momentum Plus Contracts 135 BP..............................           3,956                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         811,244                      273,002
                     EQUI-VEST Contracts Series 500 145 BP.......................             897                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             455                           --
                     Momentum Plus Contracts 135 BP..............................           1,331                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         327,759                       36,730
                     EQUI-VEST Contracts Series 500 145 BP.......................              11                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE GLOBAL FUND
--------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          49,409                       67,282
                     Momentum Plus Contracts 135 BP..............................         127,169                      173,371
                     Momentum Plus Contracts 100 BP..............................           2,960                        3,421
                     Momentum Plus Contracts 90 BP...............................           1,062                        2,872
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         885,709                    1,087,193
                     EQUI-VEST Contracts Series 500 145 BP.......................             509                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          40,074                       36,989
                     Momentum Plus Contracts 135 BP..............................         182,741                      151,688
                     Momentum Plus Contracts 100 BP..............................           3,546                        3,187
                     Momentum Plus Contracts 90 BP...............................             266                          468
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         859,826                      712,463
                     EQUI-VEST Contracts Series 500 145 BP.......................              12                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Continued):

ALLIANCE INTERNATIONAL FUND
---------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          19,308                       23,465
                     Momentum Plus Contracts 135 BP..............................          45,097                       61,102
                     Momentum Plus Contracts 100 BP..............................           1,430                        8,513
                     Momentum Plus Contracts 90 BP...............................             368                        1,175
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       2,265,890                    1,473,483
                     EQUI-VEST Contracts Series 500 145 BP.......................             149                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          14,348                       10,479
                     Momentum Plus Contracts 135 BP..............................          43,776                       25,904
                     Momentum Plus Contracts 100 BP..............................             860                       25,384
                     Momentum Plus Contracts 90 BP...............................             162                          387
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       2,262,822                    1,268,707
                     EQUI-VEST Contracts Series 500 145 BP.......................               4                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           1,408                           --
                     Momentum Plus Contracts 135 BP..............................           3,038                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         922,463                      590,328
                     EQUI-VEST Contracts Series 500 145 BP.......................             245                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             904                           --
                     Momentum Plus Contracts 135 BP..............................             401                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         640,201                      201,762
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Continued):

MORGAN STANLEY EMERGING MARKETS EQUITY FUND
-------------------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             453                           --
                     Momentum Plus Contracts 135 BP..............................           1,191                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         971,105                      228,577
                     EQUI-VEST Contracts Series 500 145 BP.......................              86                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              --                           --
                     Momentum Plus Contracts 135 BP..............................              84                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         863,432                      119,707
                     EQUI-VEST Contracts Series 500 145 BP.......................               2                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE AGGRESSIVE STOCK FUND
------------------------------
Issued        --     EQUI-VEST Contracts.........................................       7,874,975                   12,306,387
                     Momentum Contracts..........................................         567,249                      663,082
                     Momentum Plus Contracts 135 BP..............................         444,735                      574,827
                     Momentum Plus Contracts 100 BP..............................          10,329                       36,380
                     Momentum Plus Contracts 90 BP...............................           2,726                        9,299
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................       2,038,278                    2,341,814
                     EQUI-VEST Contracts Series 500 145 BP.......................           1,374                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................      10,271,285                   12,221,170
                     Momentum Contracts..........................................         604,014                      506,394
                     Momentum Plus Contracts 135 BP..............................         567,458                      369,618
                     Momentum Plus Contracts 100 BP..............................           8,422                      107,896
                     Momentum Plus Contracts 90 BP...............................           1,959                        2,386
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................       1,922,386                    1,583,469
                     EQUI-VEST Contracts Series 500 145 BP.......................               2                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Continued):

WARBURG PINCUS SMALL COMPANY VALUE FUND
---------------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             423                           --
                     Momentum Plus Contracts 135 BP..............................           2,025                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         612,043                      944,293
                     EQUI-VEST Contracts Series 500 145 BP.......................             327                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               2                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              61                           --
                     Momentum Plus Contracts 135 BP..............................             482                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         329,886                      367,754
                     EQUI-VEST Contracts Series 500 145 BP.......................               7                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE SMALL CAP GROWTH FUND
------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          28,706                        6,275
                     Momentum Plus Contracts 135 BP..............................          47,698                        8,595
                     Momentum Plus Contracts 100 BP..............................             305                           --
                     Momentum Plus Contracts 90 BP...............................             977                          466
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       3,265,688                    1,187,782
                     EQUI-VEST Contracts Series 500 145 BP.......................             603                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           7,539                          139
                     Momentum Plus Contracts 135 BP..............................          14,989                          743
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................             119                      700,040
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       2,652,769                           --
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Concluded):

MFS EMERGING GROWTH COMPANIES FUND
----------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           5,123                           --
                     Momentum Plus Contracts 135 BP..............................           8,576                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       2,078,356                      424,497
                     EQUI-VEST Contracts Series 500 145 BP.......................           1,523                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              --                           --
                     Momentum Plus Contracts 135 BP..............................           1,491                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       1,244,873                      168,426
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Asset Allocation Series:

ALLIANCE CONSERVATIVE INVESTORS FUND
------------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           8,324                        8,745
                     Momentum Plus Contracts 135 BP..............................          40,973                       45,283
                     Momentum Plus Contracts 100 BP..............................           1,546                        1,777
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         213,369                      114,868
                     EQUI-VEST Contracts Series 500 145 BP.......................              49                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           7,000                        4,397
                     Momentum Plus Contracts 135 BP..............................          45,023                       52,105
                     Momentum Plus Contracts 100 BP..............................           2,688                        1,102
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         105,278                      128,454
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Asset Allocation Series (Continued):
EQ/PUTNAM BALANCED FUND
-----------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             442                           --
                     Momentum Plus Contracts 135 BP..............................           1,376                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         290,577                      175,775
                     EQUI-VEST Contracts Series 500 145 BP.......................             174                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              --                           --
                     Momentum Plus Contracts 135 BP..............................             116                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         124,887                       66,296
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE GROWTH INVESTORS FUND
------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          50,095                       70,069
                     Momentum Plus Contracts 135 BP..............................         148,895                      206,206
                     Momentum Plus Contracts 100 BP..............................           4,888                        3,369
                     Momentum Plus Contracts 90 BP...............................             685                        2,935
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         882,636                    1,019,421
                     EQUI-VEST Contracts Series 500 145 BP.......................             744                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          38,654                       33,111
                     Momentum Plus Contracts 135 BP..............................         192,540                      138,201
                     Momentum Plus Contracts 100 BP..............................           3,629                        3,482
                     Momentum Plus Contracts 90 BP...............................             118                        1,446
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         624,987                      640,400
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Concluded):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Asset Allocation Series (Concluded):

ALLIANCE BALANCED FUND
----------------------
Issued        --     EQUI-VEST Contracts.........................................       4,212,025                    3,643,409
                     Momentum Contracts..........................................         226,716                      272,369
                     Momentum Plus Contracts 135 BP..............................         155,854                      168,722
                     Momentum Plus Contracts 100 BP..............................           4,058                       15,895
                     Momentum Plus Contracts 90 BP...............................             487                        2,030
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................         357,343                      263,741
                     EQUI-VEST Contracts Series 500 145 BP.......................             493                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................       5,887,319                    5,926,775
                     Momentum Contracts..........................................         292,550                      277,292
                     Momentum Plus Contracts 135 BP..............................         220,244                      131,565
                     Momentum Plus Contracts 100 BP..............................           3,530                       52,839
                     Momentum Plus Contracts 90 BP...............................              61                        1,298
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................         260,878                      156,561
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

MERRILL LYNCH WORLD STRATEGY FUND
---------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             112                           --
                     Momentum Plus Contracts 135 BP..............................             841                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................          85,123                       98,231
                     EQUI-VEST Contracts Series 500 145 BP.......................              25                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              --                           --
                     Momentum Plus Contracts 135 BP..............................              50                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................          53,481                       45,952
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

5.  Net Assets

    Net assets consist of net assets attributable to: (i) Contracts in the accumulation period, which are represented by Contract accumulation units outstanding multiplied by net unit values and (ii) actuarial reserves and other liabilities attributable to Contracts in the payout period which are not represented by accumulation units or unit values.

    Listed below are components of net assets:

                                                             FIXED INCOME SERIES:                                EQUITY SERIES:
                                        ------------------------------------------------------------    ----------------------------
                                                          ALLIANCE
                                                           INTER-                                                         EQ/PUTNAM
                                                          MEDIATE         ALLIANCE       ALLIANCE         T. ROWE          GROWTH &
                                          ALLIANCE       GOVERNMENT       QUALITY          HIGH         PRICE EQUITY       INCOME
                                            MONEY        SECURITIES         BOND           YIELD          INCOME            VALUE
                                         MARKET FUND        FUND            FUND           FUND             FUND            FUND
                                        ------------    ------------    ------------    ------------    ------------    ------------
Net assets attributable
   to EQUI-VEST
   Contracts in
   accumulation period .............      38,523,428              --              --              --              --              --
Net assets attributable
   to Old Contracts in
   accumulation period .............       4,312,389              --              --              --              --              --
Net assets attributable
   to EQUIPLAN
   Contracts in
   accumulation period .............              --       2,616,986              --              --              --              --
Net assets attributable
   to Momentum
   Contracts in
   accumulation period .............      11,218,510       1,437,192       1,964,317       5,501,246         149,136          65,510
Net assets attributable
   to Momentum Plus
   Contracts 135 BP in
   accumulation period .............      38,847,043       9,240,280       6,425,658      16,040,479         276,389         175,260
Net assets attributable
   to Momentum Plus
   Contracts 100 BP in
   accumulation period .............       1,159,113         427,602         179,813         761,000              --              --
Net assets attributable
   to Momentum Plus
   Contracts 90 BP in
   accumulation period .............              --              --              --              --              --              --
Net assets attributable
   to EQUI-VEST Series 300
   & 400 Contracts in
   accumulation period .............      31,535,332      39,758,609      72,429,089     175,147,544     139,347,246      74,544,834
Net assets attributable
   to EQUI-VEST Series 500
   Contracts 145 BP in
   accumulation period .............          39,859           3,410          13,160          33,807          42,218          40,895
Net assets attributable
   to EQUI-VEST Series 600
   Contracts 120 BP in
   accumulation period .............              --              --              --              89             101             101
Net assets attributable
   to actuarial reserves,
   financial reserves, and
   other contract
   liabilities
   attributable to
   Contracts in payout .............         271,442          17,915         454,340         699,291              --              --
                                        ------------     -----------     -----------    ------------    ------------     -----------
                                        $125,907,116     $53,501,994     $81,466,377    $198,183,456    $139,815,090     $74,826,600
                                        ============     ===========     ===========    ============    ============     ===========


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

5.  Net Assets (Continued):

                                                                  EQUITY SERIES (CONTINUED):
                                 ---------------------------------------------------------------------------------------------------
                                                                       MERRILL
                                     ALLIANCE         ALLIANCE       LYNCH BASIC
                                      GROWTH &          EQUITY          VALUE          ALLIANCE            MFS          ALLIANCE
                                      INCOME            INDEX          EQUITY        COMMON STOCK       RESEARCH         GLOBAL
                                       FUND             FUND            FUND            FUND              FUND            FUND
                                 --------------   --------------   --------------   --------------   --------------   --------------
Net assets attributable
   to EQUI-VEST
   Contracts in
   accumulation period .......               --               --               --    5,578,588,050               --               --
Net assets attributable
   to Old Contracts in
   accumulation period .......               --               --               --      107,448,483               --               --
Net assets attributable
   to EQUIPLAN
   Contracts in
   accumulation period .......               --               --               --       30,994,430               --               --
Net assets attributable
   to Momentum
   Contracts in
   accumulation period .......       20,534,526       36,675,445          393,479      191,376,071          536,562       28,455,218
Net assets attributable
   to Momentum Plus
   Contracts 135 BP in
   accumulation period .......       44,797,660       76,744,192          191,344      299,298,111          264,368       75,882,027
Net assets attributable
   to Momentum Plus
   Contracts 100 BP in
   accumulation period .......        1,128,819        2,312,294               --        8,221,702               --        1,769,643
Net assets attributable
   to Momentum Plus
   Contracts 90 BP in
   accumulation period .......          297,636          800,229               --        1,267,407               --          471,680
Net assets attributable
   to EQUI-VEST Series 300
   & 400 Contracts in
   accumulation period .......      529,235,127    1,032,108,886       56,734,346    1,468,792,789      101,361,254      619,628,198
Net assets attributable
   to EQUI-VEST Series 500
   Contracts 145 BP in
   accumulation period .......          143,000          233,384           33,448          486,472           87,507           48,890
Net assets attributable
   to EQUI-VEST Series 600
   Contracts 120 BP in
   accumulation period .......               --              311               98              206               --               98
Net assets attributable
   to actuarial reserves,
   financial reserves and
   other contract
   liabilities
   attributable to
   Contracts in payout .......        2,885,763        3,413,426               --       39,299,681               --          544,414
                                   ------------   --------------      -----------   --------------     ------------     ------------
                                   $599,022,531   $1,152,288,167      $57,352,715   $7,725,773,402     $102,249,691     $726,800,168
                                   ============   ==============      ===========   ==============     ============     ============


                                     FSA-32

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

5.  Net Assets (Continued):

                                                                  EQUITY SERIES (CONTINUED):
                                 ---------------------------------------------------------------------------------------------------

                                                      T. ROWE         MORGAN                           WARBURG
                                                       PRICE         STANLEY                            PINCUS         ALLIANCE
                                   ALLIANCE            INTER-        EMERGING           ALLIANCE        SMALL            SMALL
                                    INTER-            NATIONAL        MARKETS          AGGRESSIVE      COMPANY            CAP
                                   NATIONAL            STOCK          EQUITY             STOCK          VALUE           GROWTH
                                    FUND               FUND            FUND               FUND          FUND              FUND
                                 --------------   --------------   --------------   --------------   --------------   --------------
Net assets attributable
   to EQUI-VEST
   Contracts in
   accumulation period .......               --               --               --    2,304,985,451               --               --
Net assets attributable
   to Old Contracts in
   accumulation period .......               --               --               --               --               --               --
Net assets attributable
   to EQUIPLAN
   Contracts in
   accumulation period .......               --               --               --               --               --               --
Net assets attributable
   to Momentum
   Contracts in
   accumulation period .......        4,377,889           55,292           25,903      125,948,516           38,050        3,237,317
Net assets attributable
   to Momentum Plus
   Contracts 135 BP in
   accumulation period .......       10,184,498          261,030           95,457      186,727,114          128,276        4,808,507
Net assets attributable
   to Momentum Plus
   Contracts 100 BP in
   accumulation period .......          450,353               --               --        5,101,533               --           36,371
Net assets attributable
   to Momentum Plus
   Contracts 90 BP in
   accumulation period .......          114,042               --               --          911,462               --          158,152
Net assets attributable
   to EQUI-VEST Series 300
   & 400 Contracts in
   accumulation period .......      114,319,069       73,451,923       12,381,723      540,090,983       90,009,744      130,505,375
Net assets attributable
   to EQUI-VEST Series 500
   Contracts 145 BP in
   accumulation period .......           13,485           23,040            6,756          123,823           26,572           52,506
Net assets attributable
   to EQUI-VEST Series 600
   Contracts 120 BP in
   accumulation period .......               --               --               81               --              166               87
Net assets attributable
   to actuarial reserves,
   financial reserves and
   other contract
   liabilities
   attributable to
   Contracts in payout .......          562,451               --               --        4,609,704               --          108,367
                                   ------------      -----------      -----------   --------------      -----------     ------------
                                   $130,021,787      $73,791,285      $12,509,920   $3,168,498,586      $90,202,808     $138,906,682
                                   ============      ===========      ===========   ==============      ===========     ============


                                     FSA-33

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

5. Net Assets (Concluded):

                                   EQUITY SERIES (CONCLUDED):                         ASSET ALLOCATION SERIES:
                                 -------------------------------  ------------------------------------------------------------------
                                      MFS           ALLIANCE                                                            MERRILL
                                   EMERGING          CONSER-                           ALLIANCE                          LYNCH
                                    GROWTH           VATIVE          EQ/PUTNAM          GROWTH          ALLIANCE         WORLD
                                   COMPANIES        INVESTORS         BALANCED         INVESTORS        BALANCED        STRATEGY
                                     FUND             FUND             FUND              FUND             FUND            FUND
                                 --------------   --------------   --------------   --------------   --------------   --------------
Net assets attributable
   to EQUI-VEST
   Contracts in
   accumulation period .......               --               --               --               --    1,097,942,924               --
Net assets attributable
   to Old Contracts in
   accumulation period .......               --               --               --               --               --               --
Net assets attributable
   to EQUIPLAN
   Contracts in
   accumulation period .......               --               --               --               --               --               --
Net assets attributable
   to Momentum
   Contracts in
   accumulation period .......          825,008        3,489,106           55,321       28,639,790       44,449,206           12,249
Net assets attributable
   to Momentum Plus
   Contracts 135 BP in
   accumulation period .......          763,267       17,445,149          128,104       92,985,008       59,417,722           76,157
Net assets attributable
   to Momentum Plus
   Contracts 100 BP in
   accumulation period .......               --          576,228               --        2,373,243        1,662,704               --
Net assets attributable
   to Momentum Plus
   Contracts 90 BP in
   accumulation period .......               --               --               --          307,598          166,289               --
Net assets attributable
   to EQUI-VEST Series 300
   & 400 Contracts in
   accumulation period .......      175,456,981       97,305,713       34,439,759      715,666,898      118,465,723        9,178,694
Net assets attributable
   to EQUI-VEST Series 500
   Contracts 145 BP in
   accumulation period .......          157,390            5,034           17,482           75,836           50,581            2,372
Net assets attributable
   to EQUI-VEST Series 600
   Contracts 120 BP in
   accumulation period .......              104              103               --              102               --               95
Net assets attributable
   to actuarial reserves,
   financial reserves and
   other contract
   liabilities
   attributable to
   Contracts in payout .......               --        1,042,019               --        2,169,556          580,524               --
                                   ------------     ------------      -----------     ------------   --------------       ----------
                                   $177,202,750     $119,863,352      $34,640,666     $842,218,031   $1,322,735,673       $9,269,567
                                   ============     ============      ===========     ============   ==============       ==========



                                     FSA-34

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values

    Shown below is accumulation unit value information for units outstanding.

                                        ALLIANCE MONEY MARKET FUND -- OLD CONTRACTS

                                                                    YEARS ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------------------
                                      1998     1997     1996     1995     1994      1993     1992     1991     1990     1989
                                    -------- -------- -------- -------- --------  -------- -------- -------- -------- --------
Unit value, beginning of period.     $35.12   $33.52   $32.00   $30.44   $29.43    $28.75   $27.92   $26.47   $24.59   $22.66
                                     =======  =======  =======  =======  =======   =======  =======  =======  =======  =======
Unit value, end of period.......     $36.76   $35.12   $33.52   $32.00   $30.44    $29.43   $28.75   $27.92   $26.47   $24.59
                                     =======  =======  =======  =======  =======   =======  =======  =======  =======  =======
Number of units outstanding,
   end of period (000's)........        117      119      129      140      147       168      204      246      289      310
                                     =======  =======  =======  =======  =======   =======  =======  =======  =======  =======
                      ALLIANCE MONEY MARKET FUND -- EQUI-VEST SERIES 100 AND 200/MOMENTUM** CONTRACTS

                                                                    YEARS ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------------------
                                      1998     1997     1996     1995     1994      1993     1992     1991     1990     1989
                                    -------- -------- -------- -------- --------  -------- -------- -------- -------- --------
Unit value, beginning of period.     $29.41   $28.28   $27.22   $26.08   $25.41    $25.01   $24.48   $23.38   $21.89   $20.32
                                     =======  =======  =======  =======  =======   =======  =======  =======  =======  =======
Unit value, end of period.......     $30.55   $29.41   $28.28   $27.22   $26.08    $25.41   $25.01   $24.48   $23.38   $21.89
                                     =======  =======  =======  =======  =======   =======  =======  =======  =======  =======
Number of  EQUI-VEST units
   outstanding, end of period
   (000's)......................      1,261      973    1,013    1,021    1,000     1,065    1,201    1,325    1,307    1,045
                                     =======  =======  =======  =======  =======   =======  =======  =======  =======  =======
Number of Momentum units
   outstanding, end of
   period (000's)...............        367      308      240      188      166        56
                                     =======  =======  =======  =======  =======   =======
                              ALLIANCE MONEY MARKET FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $116.21    $111.75   $107.55   $103.10   $100.47           $100.00
                                                     ========   ========  ========  ========  ========          ========
Unit value, end of period........................    $120.76    $116.21   $111.75   $107.55   $103.10           $100.47
                                                     ========   ========  ========  ========  ========          ========
Number of units outstanding, end of period (000's)       322        325       307       299       474                62
                                                     ========   ========  ========  ========  ========          ========
                              ALLIANCE MONEY MARKET FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                          DECEMBER 31,
                                                     -------------------                  SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $110.26    $105.65                        $100.00
                                                     ========   ========                       ========
Unit value, end of period........................    $114.98    $110.26                        $105.65
                                                     ========   ========                       ========
Number of units outstanding, end of period (000's)        10         13                             13
                                                     ========   ========                       ========

------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.

                                     FSA-35

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                       ALLIANCE MONEY MARKET FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 135 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $115.66    $111.21   $107.04   $102.61                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $120.19    $115.66   $111.21   $107.04                     $102.61
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       262        146       165        81                          63
                                                     ========  ========= =========  ========                    ========


     ALLIANCE MONEY MARKET FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                      TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.68
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

     ALLIANCE MONEY MARKET FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                         JULY 13, 1998*
                                                      TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.68
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                           ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND -- EQUIPLAN CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------------
                                      1998     1997      1996     1995     1994     1993     1992      1991     1990     1989
                                    -------- --------  -------  -------- -------- -------- --------  -------  -------- --------
Unit value, beginning of period.     $54.83   $51.34    $49.69   $44.04   $46.25   $42.04   $40.00    $35.17   $33.12   $28.89
                                    ========  =======  ======== ======== ======== ======== ========  ======== ======== ========
Unit value, end of period.......     $58.81   $54.83    $51.34   $49.69   $44.04   $46.25   $42.04    $40.00   $35.17   $33.12
                                    ========  =======  ======== ======== ======== ======== ========  ======== ======== ========
Number of units outstanding,
   end of period (000's)........         45       50        55       50       54       58       66        74       82       91
                                    ========  =======  ======== ======== ======== ======== ========  ======== ======== ========

                           ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND -- MOMENTUM CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $118.98    $112.40   $109.80   $ 98.19                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $126.48    $118.98   $112.40   $109.80                     $ 98.19
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)        11         10        10         7                           1
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.

                                     FSA-36

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                   ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $114.78    $108.45   $105.94   $ 94.76   $100.44           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $122.00    $114.78   $108.45   $105.94   $ 94.76           $100.44
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)        76         77        81        88        64                 1
                                                     ========  ========= =========  ========  ========          ========
                   ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------                  SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $112.32    $105.75                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $119.81    $112.32                        $105.75
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)         4          2                              2
                                                     ========   ========                      =========

                               ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND -- EQUI-VEST
                                          SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------                JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $118.98    $112.40   $109.80   $ 98.19                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $126.48    $118.98   $112.40   $109.80                     $ 98.19
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       314        202       146        89                          32
                                                     ========  ========= =========  ========                    ========

               ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND --
                    EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.32
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.



                                     FSA-37

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

               ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND --
                    EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.32
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                                  ALLIANCE QUALITY BOND FUND -- MOMENTUM CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------                JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $121.30    $112.65   $108.38   $ 93.87                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $130.07    $121.30   $112.65   $108.38                     $ 93.87
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)        15         10         7         4                           1
                                                     ========  ========= =========  ========                    ========
                              ALLIANCE QUALITY BOND FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------                JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $127.99    $118.87   $114.38   $ 99.07                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $137.23    $127.99   $118.87   $114.38                     $ 99.07
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)        47         37        28        17                           3
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-38

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                              ALLIANCE QUALITY BOND FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $117.60    $108.84                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $126.54    $117.60                        $108.84
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)         1          1                              1
                                                     ========   ========                      =========
                       ALLIANCE QUALITY BOND FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------              JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $121.30    $112.65   $108.38   $ 93.87                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $130.07    $121.30   $112.65   $108.38                     $ 93.87
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       557        283       196       135                          53
                                                     ========  ========= =========  ========                    ========

     ALLIANCE QUALITY BOND FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.62
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

     ALLIANCE QUALITY BOND FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.62
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                                     ALLIANCE HIGH YIELD FUND -- MOMENTUM CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------              JUNE 1, 1994* TO
                                                      1998       1997      1996      1995                DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $160.74    $137.53   $113.44   $ 95.88                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $150.42    $160.74   $137.53   $113.44                     $ 95.88
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)        37         29        18         7                           1
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-39

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                               ALLIANCE HIGH YIELD FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $171.56    $146.80   $121.10   $102.37   $106.74           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $160.53    $171.56   $146.80   $121.10   $102.37           $106.74
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)       100        110        94        70        38                 1
                                                     ========  ========= =========  ========  ========          ========
                               ALLIANCE HIGH YIELD FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                        YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------                  SEPTEMBER 1, 1996
                                                      1998       1997                   TO DECEMBER 31, 1996*
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $149.49    $127.46                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $140.38    $149.49                        $127.46
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)         5          5                              5
                                                     ========   ========                      =========


                        ALLIANCE HIGH YIELD FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------              JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $160.74    $137.53   $113.44   $ 95.88                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $150.42    $160.74   $137.53   $113.44                     $ 95.88
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     1,164        831       444       209                          99
                                                     ========  ========= =========  ========                    ========

      ALLIANCE HIGH YIELD FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 89.20
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.

                                     FSA-40

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


      ALLIANCE HIGH YIELD FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 89.20
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

             T. ROWE PRICE EQUITY INCOME FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $130.25
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

      T. ROWE PRICE EQUITY INCOME FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.39
                                                            =========
Number of units outstanding, end of period (000's)                 3
                                                            =========


      T. ROWE PRICE EQUITY INCOME FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.56
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-41

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


      T. ROWE PRICE EQUITY INCOME FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.61
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                 T. ROWE PRICE EQUITY INCOME FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED          MAY 1, 1997* TO
                                                       DECEMBER 31, 1998      DECEMBER 31, 1997
                                                     ----------------------- ---------------------
Unit value, beginning of period..................            $121.04               $100.00
                                                            =========             =========
Unit value, end of period........................            $130.25               $121.04
                                                            =========             =========
Number of units outstanding, end of period (000's)             1,070                   475
                                                            =========             =========

  T. ROWE PRICE EQUITY INCOME FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.00
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

  T. ROWE PRICE EQUITY INCOME FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                      TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.12
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-42

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.       Accumulation Unit Values (Continued):

           EQ/PUTNAM GROWTH & INCOME VALUE FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $128.20
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

    EQ/PUTNAM GROWTH & INCOME VALUE FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.60
                                                            =========
Number of units outstanding, end of period (000's)                 2
                                                            =========

    EQ/PUTNAM GROWTH & INCOME VALUE FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.77
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

    EQ/PUTNAM GROWTH & INCOME VALUE FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.82
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-43

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                     EQ/PUTNAM GROWTH & INCOME VALUE FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------      -----------------------
Unit value, beginning of period..................            $115.17                      $100.00
                                                            =========                     ========
Unit value, end of period........................            $128.20                      $115.17
                                                            =========                     ========
Number of units outstanding, end of period (000's)               581                          250
                                                            =========                     ========

EQ/PUTNAM GROWTH & INCOME VALUE FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $100.48
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

EQ/PUTNAM GROWTH & INCOME VALUE FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $100.60
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                                    ALLIANCE GROWTH & INCOME FUND -- MOMENTUM CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $179.30    $143.37   $121.02   $ 98.86                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $213.81    $179.30   $143.37   $121.02                     $ 98.86
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)        96         69        41        17                           4
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.

                                     FSA-44

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                             ALLIANCE GROWTH & INCOME FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998      1997       1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------  ---------  --------           -----------------------
Unit value, beginning of period..................    $179.60   $143.63    $121.25   $ 99.06                     $100.00
                                                     ========  ========  =========  ========                    ========
Unit value, end of period........................    $214.14   $179.60    $143.63   $121.25                     $ 99.06
                                                     ========  ========  =========  ========                    ========
Number of units outstanding, end of period (000's)       209       183        121        67                           9
                                                     ========  ========  =========  ========                    ========
                             ALLIANCE GROWTH & INCOME FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $155.11    $123.61                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $185.60    $155.11                        $123.61
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)         6          3                              3
                                                     ========   ========                      =========

        ALLIANCE GROWTH & INCOME FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $145.48    $115.81
                                                     ========   ========
Unit value, end of period........................    $174.26    $145.48
                                                     ========   ========
Number of units outstanding, end of period (000's)         2          1
                                                     ========   ========

                     ALLIANCE GROWTH & INCOME FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------              JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $179.30    $143.37   $121.02   $ 98.86                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $213.81    $179.30   $143.37   $121.02                     $ 98.86
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     2,475      1,800       975       498                         210
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-45

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


    ALLIANCE GROWTH & INCOME FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.73
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

    ALLIANCE GROWTH & INCOME FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.73
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                               ALLIANCE EQUITY INDEX FUND -- MOMENTUM CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $214.66    $164.12   $135.94   $100.95                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $271.24    $214.66   $164.12   $135.94                     $100.95
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       135         94        51        12                           1
                                                     ========  ========= =========  ========                    ========
                              ALLIANCE EQUITY INDEX FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $214.58    $164.08   $135.92   $100.94                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $271.11    $214.58   $164.08   $135.92                     $100.94
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       283        231       128        44                           3
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-46

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                              ALLIANCE EQUITY INDEX FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------              ------------------------
Unit value, beginning of period..................    $170.23    $139.70                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $215.84    $170.23                        $139.70
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)        11          5                              4
                                                     ========   ========                      =========

         ALLIANCE EQUITY INDEX FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $150.05    $114.21
                                                     ========   ========
Unit value, end of period........................    $190.44    $150.05
                                                     ========   ========
Number of units outstanding, end of period (000's)         4          3
                                                     ========   ========

                       ALLIANCE EQUITY INDEX FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $214.66    $164.12   $135.94   $100.95                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $271.24    $214.66   $164.12   $135.94                     $100.95
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     3,805      2,686     1,486       592                          47
                                                     ========  ========= =========  ========                    ========

     ALLIANCE EQUITY INDEX FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.68
                                                            =========
Number of units outstanding, end of period (000's)                 2
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-47

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


     ALLIANCE EQUITY INDEX FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.69
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

           MERRILL LYNCH BASIC VALUE EQUITY FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $127.67
                                                            =========
Number of units outstanding, end of period (000's)                 3
                                                            =========

   MERRILL LYNCH BASIC VALUE EQUITY FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.58
                                                            =========
Number of units outstanding, end of period (000's)                 2
                                                            =========

   MERRILL LYNCH BASIC VALUE EQUITY FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.75
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-48

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


    MERRILL LYNCH BASIC VALUE EQUITY FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.80
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                    MERRILL LYNCH BASIC VALUE EQUITY FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------      -----------------------
Unit value, beginning of period..................            $115.97                      $100.00
                                                            =========                     ========
Unit value, end of period........................            $127.67                      $115.97
                                                            =========                     ========
Number of units outstanding, end of period (000's)               444                          145
                                                            =========                     ========

                    MERRILL LYNCH BASIC VALUE EQUITY FUND --
                    EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 97.80
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                    MERRILL LYNCH BASIC VALUE EQUITY FUND --
                    EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 97.91
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-49

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                                        ALLIANCE COMMON STOCK FUND -- OLD CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------------
                                      1998     1997      1996     1995     1994      1993     1992     1991     1990     1989
                                    -------- -------- --------- -------- -------- --------- -------- -------- -------- --------
Unit value, beginning of period.    $316.64   $246.57  $199.66  $151.67  $155.96   $125.72  $122.56  $ 89.56   $97.97   $78.37
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== ========
Unit value, end of period.......    $407.19   $316.64  $246.57  $199.66  $151.67   $155.96  $125.72  $122.56   $89.56   $97.97
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== ========
Number of units outstanding,
   end of period (000's)........        264       307      345      387      438       467      525      598      694      780
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== ========
                      ALLIANCE COMMON STOCK FUND -- EQUI-VEST SERIES 100 AND 200/MOMENTUM** CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------------
                                     1998     1997      1996     1995     1994      1993     1992     1991     1990     1989
                                    -------- -------- --------- -------- -------- --------- -------- -------- -------- --------
Unit value, beginning of period.    $253.68   $199.05  $162.42  $124.32  $128.81   $104.63  $102.76  $ 75.67   $83.40   $67.22
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== ========
Unit value, end of period.......    $323.75   $253.68  $199.05  $162.42  $124.32   $128.81  $104.63  $102.76   $75.67   $83.40
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== ========
Number of  EQUI-VEST units
   outstanding, end of
   period (000's)...............     17,231    17,386   16,933   16,292   15,749    13,917   11,841   10,292    9,670    8,645
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== ========
Number of Momentum units
   outstanding, end of
   period (000's)...............        591       519      403      270      120
                                    ======== ======== ========= ======== ========
                                         ALLIANCE COMMON STOCK FUND -- EQUIPLAN CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                    --------------------------------------------------------------------------------------------
                                     1998     1997      1996     1995     1994     1993      1992     1991     1990      1989
                                    -------- -------- --------- -------- -------- -------- --------- -------- -------- ---------
Unit value, beginning of period.    $342.99  $267.08   $216.27  $164.29  $168.93  $136.10   $132.67  $ 96.95  $106.05   $ 84.83
                                    ======== ======== ========= ======== ======== ======== ========= ======== ======== =========
Unit value, end of period.......    $441.07  $342.99   $267.08  $216.27  $164.29  $168.93   $136.10  $132.67  $ 96.95   $106.05
                                    ======== ======== ========= ======== ======== ======== ========= ======== ======== =========
Number of units outstanding,
   end of period (000's)........         70       85        96      108      119      124       135      144      157       177
                                    ======== ======== ========= ======== ======== ======== ========= ======== ======== =========

------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.

                                     FSA-50

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                              ALLIANCE COMMON STOCK FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $207.00    $162.39   $132.47   $101.38   $105.01           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $264.22    $207.00   $162.39   $132.47   $101.38           $105.01
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)     1,133      1,192     1,039       706       330                12
                                                     ========  ========= =========  ========  ========          ========
                              ALLIANCE COMMON STOCK FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                          DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $161.04    $125.89                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $206.28    $161.04                        $125.89
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)        40         37                            140
                                                     ========   ========                      =========

         ALLIANCE COMMON STOCK FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $148.44    $115.92
                                                     ========   ========
Unit value, end of period........................    $190.33    $148.44
                                                     ========   ========
Number of units outstanding, end of period (000's)         7          5
                                                     ========   ========

                       ALLIANCE COMMON STOCK FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 135 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------              JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $198.12    $155.42   $126.78   $ 97.03                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $252.88    $198.12   $155.42   $126.78                     $ 97.03
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     5,808      4,765     3,457     1,989                         948
                                                     ========  ========= =========  ========                    ========

     ALLIANCE COMMON STOCK FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.87
                                                            =========
Number of units outstanding, end of period (000's)                 5
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-51

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


     ALLIANCE COMMON STOCK FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.87
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                     MFS RESEARCH FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $140.83
                                                            =========
Number of units outstanding, end of period (000's)                 4
                                                            =========

             MFS RESEARCH FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $100.75
                                                            =========
Number of units outstanding, end of period (000's)                 3
                                                            =========

             MFS RESEARCH FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $100.92
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-52

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


              MFS RESEARCH FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $100.97
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                              MFS RESEARCH FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------      -----------------------
Unit value, beginning of period..................            $115.01                      $100.00
                                                            =========                     ========
Unit value, end of period........................            $140.83                      $115.01
                                                            =========                     ========
Number of units outstanding, end of period (000's)               720                          236
                                                            =========                     ========

          MFS RESEARCH FUND -- EQUI-VEST SERIES 500 CONTRACTS: 134 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.99
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

          MFS RESEARCH FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 99.10
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-53

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                                      ALLIANCE GLOBAL FUND -- MOMENTUM CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $151.87    $138.00   $122.06   $104.12                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $182.50    $151.87   $138.00   $122.06                     $104.12
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       156        147       116        62                          16
                                                     ========  ========= =========  ========                    ========
                                 ALLIANCE GLOBAL FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $154.12    $140.51   $124.30   $106.04   $102.14           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $185.78    $154.12   $140.51   $124.30   $106.04           $102.14
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)       408        464       459       391       223                 8
                                                     ========  ========= =========  ========  ========          ========
                                 ALLIANCE GLOBAL FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $128.51    $116.37                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $154.96    $128.51                        $116.37
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)        11         12                             13
                                                     ========   ========                      =========

            ALLIANCE GLOBAL FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                         YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $122.12    $110.47
                                                     ========   ========
Unit value, end of period........................    $147.40    $122.12
                                                     ========   ========
Number of units outstanding, end of period (000's)         3          2
                                                     ========   ========

                          ALLIANCE GLOBAL FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------              JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $151.87    $138.00   $122.06   $104.12                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $182.50    $151.87   $138.00   $122.06                     $104.12
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     3,395      3,369     2,995     2,121                       1,305
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-54

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


        ALLIANCE GLOBAL FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.37
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

        ALLIANCE GLOBAL FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.37
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                                     ALLIANCE INTERNATIONAL FUND -- MOMENTUM CONTRACTS


                                                       YEARS ENDED DECEMBER 31,
                                                     -----------------------------             SEPTEMBER 1, 1994*
                                                      1998       1997      1996               TO DECEMBER 31, 1995
                                                     --------  --------- ---------           -----------------------
Unit value, beginning of period..................    $107.92    $112.82   $104.15                     $100.00
                                                     ========  ========= =========                    ========
Unit value, end of period........................    $117.72    $107.92   $112.82                     $104.15
                                                     ========  ========= =========                    ========
Number of units outstanding, end of period (000's)        37         32        19                           0
                                                     ========  ========= =========                    ========
                              ALLIANCE INTERNATIONAL FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                       YEARS ENDED DECEMBER 31,
                                                     -----------------------------             SEPTEMBER 1, 1994*
                                                      1998       1997      1996               TO DECEMBER 31, 1995
                                                     --------  --------- ---------           -----------------------
Unit value, beginning of period..................    $107.89    $112.81   $104.15                     $100.00
                                                     ========  ========= =========                    ========
Unit value, end of period........................    $117.68    $107.89   $112.81                     $104.15
                                                     ========  ========= =========                    ========
Number of units outstanding, end of period (000's)        87         85        54                           3
                                                     ========  ========= =========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-55

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                              ALLIANCE INTERNATIONAL FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $108.42    $112.96                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $118.67    $108.42                        $112.96
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)         4          3                             21
                                                     ========   ========                      =========

         ALLIANCE INTERNATIONAL FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $104.70    $108.98
                                                     ========   ========
Unit value, end of period........................    $114.73    $104.70
                                                     ========   ========
Number of units outstanding, end of period (000's)         1        788
                                                     ========   ========

                      ALLIANCE INTERNATIONAL FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                       YEARS ENDED DECEMBER 31,
                                                     -----------------------------             SEPTEMBER 1, 1994*
                                                      1998       1997      1996               TO DECEMBER 31, 1995
                                                     --------  --------- ---------           -----------------------
Unit value, beginning of period..................    $107.92    $112.83   $104.15                     $100.00
                                                     ========  ========= =========                    ========
Unit value, end of period........................    $117.72    $107.92   $112.83                     $104.15
                                                     ========  ========= =========                    ========
Number of units outstanding, end of period (000's)       971        968       763                         141
                                                     ========  ========= =========                    ========

     ALLIANCE INTERNATIONAL FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 93.00
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

     ALLIANCE INTERNATIONAL FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 93.00
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-56

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


          T. ROWE PRICE INTERNATIONAL STOCK FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $109.49
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

   T. ROWE PRICE INTERNATIONAL STOCK FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.95
                                                            =========
Number of units outstanding, end of period (000's)                 3
                                                            =========

   T. ROWE PRICE INTERNATIONAL STOCK FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 99.11
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

   T. ROWE PRICE INTERNATIONAL STOCK FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 99.16
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-57

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                    T. ROWE PRICE INTERNATIONAL STOCK FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------      -----------------------
Unit value, beginning of period..................            $ 97.61                      $100.00
                                                            =========                     ========
Unit value, end of period........................            $109.49                      $ 97.61
                                                            =========                     ========
Number of units outstanding, end of period (000's)               671                          387
                                                            =========                     ========

                   T. ROWE PRICE INTERNATIONAL STOCK FUND --
                    EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                      TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 94.04
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                    T. ROWE PRICE INTERNATIONAL STOCK FUND --
                    EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 94.15
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

        MORGAN STANLEY EMERGING MARKETS EQUITY FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 57.18
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

MORGAN STANLEY EMERGING MARKETS EQUITY FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 86.23
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

------------------
 *Date on which units were made available for sale.

                                     FSA-58

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


MORGAN STANLEY EMERGING MARKETS EQUITY FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 86.38
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

 MORGAN STANLEY EMERGING MARKETS EQUITY FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 86.42
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

            MORGAN STANLEY EMERGING MARKETS EQUITY FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED              AUGUST 20, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------      -----------------------
Unit value, beginning of period..................            $ 79.41                      $100.00
                                                            =========                     ========
Unit value, end of period........................            $ 57.18                      $ 79.41
                                                            =========                     ========
Number of units outstanding, end of period (000's)               217                          109
                                                            =========                     ========

                 MORGAN STANLEY EMERGING MARKETS EQUITY FUND --
                    EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 81.40
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-59

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                 MORGAN STANLEY EMERGING MARKETS EQUITY FUND --
                    EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 81.49
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                              ALLIANCE AGGRESSIVE STOCK FUND -- EQUI-VEST/MOMENTUM** CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------------
                                      1998     1997      1996     1995     1994     1993      1992     1991     1990      1989
                                    -------- -------- --------- -------- -------- -------- --------- -------- -------- ---------
Unit value, beginning of period.     $90.75    $82.91   $68.73   $52.88   $55.68    $48.30   $50.51   $27.36   $25.86    $18.09
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== =========
Unit value, end of period.......     $89.92    $90.75   $82.91   $68.73   $52.88    $55.68   $48.30   $50.51   $27.36    $25.86
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== =========
Number of EQUI-VEST units
   outstanding, end of
   period (000's)...............     25,634    28,030   27,945   25,821   24,787    21,496   17,986   12,962    9,545     8,134
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== =========
Number of Momentum units
   outstanding, end of
   period (000's)...............      1,401     1,437    1,281      969      620       258
                                    ======== ======== ========= ======== ======== =========
                           ALLIANCE AGGRESSIVE STOCK FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $171.96    $157.31   $130.50   $100.49   $105.90           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $170.12    $171.96   $157.31   $130.50   $100.49           $105.90
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)     1,098      1,220     1,070       718       350                12
                                                     ========  ========= =========  ========  ========          ========

------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-60

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                            ALLIANCE AGGRESSIVE STOCK FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     --------------------                SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $137.72    $125.54                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $136.73    $137.72                        $125.54
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)        37         35                            109
                                                     ========   ========                      =========

       ALLIANCE AGGRESSIVE STOCK FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $119.41    $108.74
                                                     ========   ========
Unit value, end of period........................    $118.68    $119.41
                                                     ========   ========
Number of units outstanding, end of period (000's)         8          7
                                                     ========   ========

                     ALLIANCE AGGRESSIVE STOCK FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 135 B.P.

                                                           YEARS ENDED DECEMBER 31,
                                                     --------------------------------------               JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $163.33    $149.41   $123.95   $ 95.45                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $161.59    $163.33   $149.41   $123.95                     $ 95.45
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     3,342      3,226     2,468     1,310                         664
                                                     ========  ========= =========  ========                    ========

   ALLIANCE AGGRESSIVE STOCK FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 90.25
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========
   ALLIANCE AGGRESSIVE STOCK FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 90.25
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========
------------------
 *Date on which units were made available for sale.

                                     FSA-61

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


          WARBURG PINCUS SMALL COMPANY VALUE FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $104.82
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

  WARBURG PINCUS SMALL COMPANY VALUE FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 83.08
                                                            =========
Number of units outstanding, end of period (000's)                 2
                                                            =========

  WARBURG PINCUS SMALL COMPANY VALUE FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 83.22
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

   WARBURG PINCUS SMALL COMPANY VALUE FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 83.26
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-62

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                   WARBURG PINCUS SMALL COMPANY VALUE FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $118.06                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $104.82                     $118.06
                                                            =========                    ========
Number of units outstanding, end of period (000's)               859                         577
                                                            =========                    ========

                   WARBURG PINCUS SMALL COMPANY VALUE FUND --
                    EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 82.78
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                   WARBURG PINCUS SMALL COMPANY VALUE FUND --
                    EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 82.88
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                        ALLIANCE SMALL CAP GROWTH FUND -- MOMENTUM CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $125.55                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $118.57                     $125.55
                                                            =========                    ========
Number of units outstanding, end of period (000's)                27                           6
                                                            =========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-63

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                            ALLIANCE SMALL CAP GROWTH FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $125.54                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $118.55                     $125.54
                                                            =========                    ========
Number of units outstanding, end of period (000's)                41                           8
                                                            =========                    ========

       ALLIANCE SMALL CAP GROWTH FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                         DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $119.25
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

       ALLIANCE SMALL CAP GROWTH FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                         DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $119.45
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

                   ALLIANCE SMALL CAP GROWTH FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $125.55                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $118.57                     $125.55
                                                            =========                    ========
Number of units outstanding, end of period (000's)             1,101                         488
                                                            =========                    ========

   ALLIANCE SMALL CAP GROWTH FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 86.93
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

------------------
 *Date on which units were made available for sale.

                                     FSA-64

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


   ALLIANCE SMALL CAP GROWTH FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 86.94
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

            MFS EMERGING GROWTH COMPANIES FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $161.04
                                                            =========
Number of units outstanding, end of period (000's)                 5
                                                            =========

     MFS EMERGING GROWTH COMPANIES FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $107.73
                                                            =========
Number of units outstanding, end of period (000's)                 7
                                                            =========

     MFS EMERGING GROWTH COMPANIES FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $107.91
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

     MFS EMERGING GROWTH COMPANIES FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $107.96
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-65

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

              MFS EMERGING GROWTH COMPANIES FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $121.34                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $161.04                     $121.34
                                                            =========                    ========
Number of units outstanding, end of period (000's)             1,090                         256
                                                            =========                    ========

 MFS EMERGING GROWTH COMPANIES FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.41
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

 MFS EMERGING GROWTH COMPANIES FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.53
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                          ALLIANCE CONSERVATIVE INVESTORS FUND -- MOMENTUM CONTRACTS

                                                           YEARS ENDED DECEMBER 31,
                                                     --------------------------------------                 JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $130.98    $117.25   $112.97   $ 95.10                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $147.17    $130.98   $117.25   $112.97                     $ 95.10
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)        24         22        18        11                           3
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-66

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                         ALLIANCE CONSERVATIVE INVESTORS FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $128.45    $114.99   $110.81   $ 93.29   $ 98.60           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $144.30    $128.45   $114.99   $110.81   $ 93.29           $ 98.60
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)       121        125       136       129        92                10
                                                     ========  ========= =========  ========  ========          ========

                         ALLIANCE CONSERVATIVE INVESTORS FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                          DECEMBER 31,
                                                     --------------------                SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $122.71    $109.47                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $138.35    $122.71                        $109.47
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)         4          5                              5
                                                     ========   ========                      =========

                  ALLIANCE CONSERVATIVE INVESTORS FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------
                                                      1998       1997      1996      1995      1994
                                                     --------  --------- ---------  --------  --------
Unit value, beginning of period..................    $130.98    $117.25   $112.97   $ 95.10   $100.00
                                                     ========  ========= =========  ========  ========
Unit value, end of period........................    $147.17    $130.98   $117.25   $112.97   $ 95.10
                                                     ========  ========= =========  ========  ========
Number of units outstanding, end of period (000's)       661        553       567       491       325
                                                     ========  ========= =========  ========  ========

ALLIANCE CONSERVATIVE INVESTORS FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.74
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

ALLIANCE CONSERVATIVE INVESTORS FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.74
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-67

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                  EQ/PUTNAM BALANCED FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $125.16
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

          EQ/PUTNAM BALANCED FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.67
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

          EQ/PUTNAM BALANCED FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.84
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

           EQ/PUTNAM BALANCED FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.89
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-68

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                           EQ/PUTNAM BALANCED FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $113.46                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $125.16                     $113.46
                                                            =========                    ========
Number of units outstanding, end of period (000's)               275                         109
                                                            =========                    ========

       EQ/PUTNAM BALANCED FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.05
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

       EQ/PUTNAM BALANCED FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.17
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                                  ALLIANCE GROWTH INVESTORS FUND -- MOMENTUM CONTRACTS

                                                           YEARS ENDED DECEMBER 31,
                                                     --------------------------------------                 JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $153.69    $133.40   $120.08   $ 96.31                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $180.63    $153.69   $133.40   $120.08                     $ 96.31
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       159        147       110        57                          10
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-69

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                            ALLIANCE GROWTH INVESTORS FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $155.46    $134.95   $121.49   $ 97.45   $101.99           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $182.69     155.46   $134.95   $121.49   $ 97.45           $101.99
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)       509        553       508       375       188                13
                                                     ========  ========= =========  ========  ========          ========

                            ALLIANCE GROWTH INVESTORS FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $135.20    $116.95                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $159.46    $135.20                        $116.95
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)        15         14                             15
                                                     ========   ========                      =========

       ALLIANCE GROWTH INVESTORS FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $126.72    $109.51
                                                     ========   ========
Unit value, end of period........................    $149.61    $126.72
                                                     ========   ========
Number of units outstanding, end of period (000's)         2          1
                                                     ========   ========

                     ALLIANCE GROWTH INVESTORS FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                           YEARS ENDED DECEMBER 31,
                                                     --------------------------------------               JANUARY 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $153.69    $133.40   $120.08   $ 96.31                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $180.63    $153.69   $133.40   $120.08                     $ 96.31
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     3,962      3,704     3,325     2,113                       1,023
                                                     ========  ========= =========  ========                    ========

   ALLIANCE GROWTH INVESTORS FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.93
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-70

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

   ALLIANCE GROWTH INVESTORS FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.93
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                                 ALLIANCE BALANCED FUND -- EQUI-VEST/MOMENTUM** CONTRACTS

                                                                   YEARS ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------------
                                      1998    1997      1996     1995     1994      1993     1992     1991    1990    1989
                                    ------- --------  -------- -------- --------  -------- -------  ------- -------- -------
Unit value, beginning of period.    $38.66   $34.06    $30.92   $26.18   $28.85    $26.04  $27.17   $19.40   $19.69  $15.80
                                    ======= ========  ======== ======== ========  ======== =======  ======= ======== =======
Unit value, end of period.......    $45.07   $38.66    $34.06   $30.92   $26.18    $28.85  $26.04   $27.17   $19.40  $19.69
                                    ======= ========  ======== ======== ========  ======== =======  ======= ======== =======
Number of EQUI-VEST units
   outstanding, end of
   period (000's)...............    24,361   26,036    28,319   30,212   32,664    31,259  25,975   21,100   19,423  16,810
                                    ======= ========  ======== ======== ========  ======== =======  ======= ======== =======
Number of Momentum units
   outstanding, end of
   period (000's)...............       986    1,052     1,057      957      776       348
                                    ======= ========  ======== ======== ========  ========

                                ALLIANCE BALANCED FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $136.14    $120.01   $108.95   $ 92.22   $101.63           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $158.63    $136.14   $120.01   $108.95   $ 92.22           $101.63
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)       375        439       417       336       188                 9
                                                     ========  ========= =========  ========  ========          ========

                                ALLIANCE BALANCED FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     --------------------               SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $129.97    $114.16                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $151.97    $129.97                        $114.16
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)        11         10                             48
                                                     ========   ========                      =========

------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-71

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


           ALLIANCE BALANCED FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                         YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $122.68    $100.00
                                                     ========   ========
Unit value, end of period........................    $143.60    $122.68
                                                     ========   ========
Number of units outstanding, end of period (000's)         1          1
                                                     ========   ========

                         ALLIANCE BALANCED FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 135 B.P.

                                                           YEARS ENDED DECEMBER 31,
                                                     --------------------------------------               JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $135.29    $119.26   $108.26   $ 91.64                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $157.63    $135.29   $119.26   $108.26                     $ 91.64
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       752        655       548       386                         289
                                                     ========  ========= =========  ========                    ========

       ALLIANCE BALANCED FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.39
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

       ALLIANCE BALANCED FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.39
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-72

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


             MERRILL LYNCH WORLD STRATEGY FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $109.37
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

     MERRILL LYNCH WORLD STRATEGY FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 96.28
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

     MERRILL LYNCH WORLD STRATEGY FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 96.44
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

      MERRILL LYNCH WORLD STRATEGY FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 96.49
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-73

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Concluded):


                      MERRILL LYNCH WORLD STRATEGY FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $103.77                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $109.37                     $103.77
                                                            =========                    ========
Number of units outstanding, end of period (000's)                84                          52
                                                            =========                    ========

  MERRILL LYNCH WORLD STRATEGY FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 94.86
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

  MERRILL LYNCH WORLD STRATEGY FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 94.96
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-74

                        Report of Independent Accountants


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its method of accounting for long-lived assets in 1996.




/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP
New York, New York
February 8, 1999

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,993.7        $    19,630.9
    Held to maturity, at amortized cost.....................................           125.0                  -
  Mortgage loans on real estate.............................................         2,809.9              2,611.4
  Equity real estate........................................................         1,676.9              2,495.1
  Policy loans..............................................................         2,086.7              2,422.9
  Other equity investments..................................................           713.3                951.5
  Investment in and loans to affiliates.....................................           928.5                731.1
  Other invested assets.....................................................           808.2                612.2
                                                                              -----------------    -----------------
      Total investments.....................................................        28,142.2             29,455.1
Cash and cash equivalents...................................................         1,245.5                300.5
Deferred policy acquisition costs...........................................         3,563.8              3,236.6
Amounts due from discontinued operations....................................             2.7                572.8
Other assets................................................................         3,051.9              2,687.4
Closed Block assets.........................................................         8,632.4              8,566.6
Separate Accounts assets....................................................        43,302.3             36,538.7
                                                                              -----------------    -----------------

Total Assets................................................................   $    87,940.8        $    81,357.7
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    20,889.7        $    21,579.5
Future policy benefits and other policyholders' liabilities.................         4,694.2              4,553.8
Short-term and long-term debt...............................................         1,181.7              1,716.7
Other liabilities...........................................................         3,474.3              3,267.2
Closed Block liabilities....................................................         9,077.0              9,073.7
Separate Accounts liabilities...............................................        43,211.3             36,306.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        82,528.2             76,497.2
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,110.2              3,105.8
Retained earnings...........................................................         1,944.1              1,235.9
Accumulated other comprehensive income......................................           355.8                516.3
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         5,412.6              4,860.5
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    87,940.8        $    81,357.7
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,056.2       $       950.6      $       874.0
Premiums......................................................          588.1               601.5              597.6
Net investment income.........................................        2,228.1             2,282.8            2,203.6
Investment gains (losses), net................................          100.2               (45.2)              (9.8)
Commissions, fees and other income............................        1,503.0             1,227.2            1,081.8
Contribution from the Closed Block............................           87.1               102.5              125.0
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,562.7             5,119.4            4,872.2
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,153.0             1,266.2            1,270.2
Policyholders' benefits.......................................        1,024.7               978.6            1,317.7
Other operating costs and expenses............................        2,201.2             2,203.9            2,075.7
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,378.9             4,448.7            4,663.6
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................        1,183.8               670.7              208.6
Federal income taxes..........................................          353.1                91.5                9.7
Minority interest in net income of consolidated subsidiaries..          125.2                54.8               81.7
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          705.5               524.4              117.2
Discontinued operations, net of Federal income taxes..........            2.7               (87.2)             (83.8)
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                   -                (23.1)
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,105.8             3,105.8            3,105.8
Additional capital in excess of par value.....................            4.4                 -                  -
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,110.2             3,105.8            3,105.8

Retained earnings, beginning of year..........................        1,235.9               798.7              788.4
Net earnings..................................................          708.2               437.2               10.3
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,944.1             1,235.9              798.7
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive income,
  beginning of year...........................................          516.3               177.0              361.4
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income, end of year...........          355.8               516.3              177.0
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    5,412.6       $     4,860.5      $     4,084.0
                                                                =================  =================  =================

COMPREHENSIVE INCOME
Net earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
  adjustment..................................................         (149.5)              343.7             (206.6)
Minimum pension liability adjustment..........................          (11.0)               (4.4)              22.2
                                                                -----------------  -----------------  -----------------
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $      547.7       $       776.5      $      (174.1)
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      708.2       $       437.2      $        10.3
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,153.0             1,266.2            1,270.2
  Universal life and investment-type product
    policy fee income.........................................       (1,056.2)             (950.6)            (874.0)
  Investment (gains) losses...................................         (100.2)               45.2                9.8
  Change in Federal income tax payable........................          123.1               (74.4)            (197.1)
  Other, net..................................................         (324.9)              169.4              330.2
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          503.0               893.0              549.4
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,289.0             2,702.9            2,275.1
  Sales.......................................................       16,972.1            10,385.9            8,964.3
  Purchases...................................................      (18,578.5)          (13,205.4)         (12,559.6)
  Decrease (increase) in short-term investments...............          102.4              (555.0)             450.3
  Decrease in loans to discontinued operations................          660.0               420.1            1,017.0
  Sale of subsidiaries........................................            -                 261.0                -
  Other, net..................................................         (341.8)             (612.6)            (281.0)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,103.2              (603.1)            (133.9)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,508.1             1,281.7            1,925.4
    Withdrawals...............................................       (1,724.6)           (1,886.8)          (2,385.2)
  Net (decrease) increase in short-term financings............         (243.5)              419.9                (.3)
  Repayments of long-term debt................................          (24.5)             (196.4)            (124.8)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (87.2)              (83.9)               -
  Other, net..................................................          (89.5)              (62.7)             (66.5)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (661.2)             (528.2)            (651.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          945.0              (238.3)            (235.9)
Cash and cash equivalents, beginning of year..................          300.5               538.8              774.7
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,245.5       $       300.5      $       538.8
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      130.7       $       217.1      $       109.9
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      254.3       $       170.0      $       (10.0)
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), in which Equitable Life has a 57.7% ownership interest, and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate in which Equitable Life has a 32.5% ownership interest. AXA ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.5% at December 31, 1998 (53.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance, the results of DLJ which are accounted for on an equity basis, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance and EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1998," "1997" and "1996" refer to the years ended December 31, 1998, 1997 and 1996, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1998 presentation.

        Closed Block

        On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations include the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the Guaranteed Interest Contract ("GIC") lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1998 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        Accounting Changes

        In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for public companies to report information about operating segments in annual and interim financial statements issued to shareholders. It also specifies related disclosure requirements for products and services, geographic areas and major customers. Generally, financial information must be reported using the basis management uses to make operating decisions and to evaluate business performance. The Company implemented SFAS No. 131 effective December 31, 1998 and continues to identify two operating segments to reflect its major businesses: Insurance and Investment Services. While the segment descriptions are the same as those previously reported, certain amounts have been reattributed between the two reportable segments. Prior period comparative segment information has been restated.

        In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. Adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management intends to sell or abandon is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Initial adoption of the impairment requirements of SFAS No. 121 to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        New Accounting Pronouncements

        In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends existing  accounting and reporting  standards for certain  activities of mortgage banking enterprises and other enterprises that conduct operations that are substantially similar to the primary operations of a mortgage banking enterprise. This statement is effective for the first fiscal quarter beginning after December 15, 1998. This statement is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

        SFAS No. 133 requires adoption in fiscal years beginning after June 15, 1999 and permits early adoption as of the beginning of any fiscal quarter following issuance of the statement. Retroactive application to financial statements of prior periods is prohibited. The Company expects to adopt SFAS No. 133 effective January 1, 2000. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

        In late 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that Do Not Transfer Insurance Risk". This SOP, effective for fiscal years beginning after June 15, 1999, provides guidance to both the insured and insurer on how to apply the deposit method of accounting when it is required for insurance and reinsurance contracts that do not transfer insurance risk. The SOP does not address or change the requirements as to when deposit accounting should be applied. SOP 98-7 applies to all entities and all insurance and reinsurance contracts that do not transfer insurance risk except for long-duration life and health insurance contracts. This SOP is not expected to have a material impact on the Company's consolidated financial statements.

        In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

        Unrealized investment gains and losses on equity securities and fixed maturities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield, excluding policy loans, generally ranged from 7.29% grading to 6.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996 a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its Pension Par and DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $938.6 million and $886.7 million at December 31, 1998 and 1997, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Incurred benefits related to current year..........  $       202.1       $      190.2       $      189.0
        Incurred benefits related to prior years...........           22.2                2.1               69.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       224.3       $      192.3       $      258.1
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        17.0       $       28.8       $       32.6
        Benefits paid related to prior years...............          155.4              146.2              153.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       172.4       $      175.0       $      185.9
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1998, participating policies, including those in the Closed Block, represent approximately 19.9% ($49.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1998, 1997 and 1996, investment results of such Separate Accounts were $4,591.0 million, $3,411.1 million and $2,970.6 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the Statement, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option price. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1998
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
            Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,464.1              107.6                 .7             1,571.0
            States and political subdivisions..           55.0                9.9                -                  64.9
            Foreign governments................          363.3               20.9               30.0               354.2
            Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $        58.3      $       114.9       $       22.5       $       150.7
                                                =================  =================   ================   =================

        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,850.5      $       785.0       $       74.5       $    15,561.0
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..           52.8                6.8                 .1                59.5
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1998 and 1997, securities without a readily ascertainable market value having an amortized cost of $3,539.9 million and $3,759.2 million, respectively, had estimated fair values of $3,748.5 million and $3,903.9 million, respectively.

        The contractual maturity of bonds at December 31, 1998 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      324.8       $      323.4
        Due in years two through five..........................................       3,778.2            3,787.9
        Due in years six through ten...........................................       6,543.4            6,594.1
        Due after ten years....................................................       5,756.8            6,219.5
        Mortgage-backed securities.............................................       1,807.9            1,830.3
                                                                                ----------------   -----------------
        Total..................................................................  $   18,211.1       $   18,755.2
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $125.0 million are due in one year or less.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1998, approximately 15.1% of the $18,336.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balances, beginning of year........................  $       384.5       $      137.1       $      325.3
        SFAS No. 121 release...............................            -                  -               (152.4)
        Additions charged to income........................           86.2              334.6              125.0
        Deductions for writedowns and
          asset dispositions...............................         (240.1)             (87.2)            (160.8)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        34.3       $       55.8       $       50.4
          Equity real estate...............................          196.3              328.7               86.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        At December 31, 1998, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.8 million.

        At December 31, 1998 and 1997, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $7.0 million (0.2% of total mortgage loans on real estate) and $23.4 million (0.9% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $115.1 million and $183.4 million at December 31, 1998 and 1997, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $10.3 million, $17.2 million and $35.5 million in 1998, 1997 and 1996, respectively. Gross interest income on these loans included in net investment income aggregated $8.3 million, $12.7 million and $28.2 million in 1998, 1997 and 1996, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1998                 1997
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        125.4       $        196.7
        Impaired mortgage loans without provision for losses...............             8.6                  3.6
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           134.0                200.3
        Provision for losses...............................................           (29.0)               (51.8)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        105.0       $        148.5
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1998, 1997 and 1996, respectively, the Company's average recorded investment in impaired mortgage loans was $161.3 million, $246.9 million and $552.1 million. Interest income recognized on these impaired mortgage loans totaled $12.3 million, $15.2 million and $38.8 million ($.9 million, $2.3 million and $17.9 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1998 and 1997, the carrying value of equity real estate held for sale amounted to $836.2 million and $1,023.5 million, respectively. For 1998, 1997 and 1996, respectively, real estate of $7.1 million, $152.0 million and $58.7 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned $552.3 million and $693.3 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $374.8 million and $541.1 million at December 31, 1998 and 1997, respectively. Depreciation expense on real estate totaled $30.5 million, $74.9 million and $91.8 million for 1998, 1997 and 1996, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (25 and 29 individual ventures as of December 31, 1998 and 1997, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       913.7      $     1,700.9
        Investments in securities, generally at estimated fair value...........          636.9            1,374.8
        Cash and cash equivalents..............................................           85.9              105.4
        Other assets...........................................................          279.8              584.9
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       367.1      $       493.4
        Borrowed funds - the Company...........................................           30.1               31.2
        Other liabilities......................................................          197.2              284.0
                                                                                ----------------   -----------------
        Total liabilities......................................................          594.4              808.6
                                                                                ----------------   -----------------

        Partners' capital......................................................        1,321.9            2,957.4
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       312.9      $       568.5
        Equity in limited partnership interests not included above.............          442.1              331.8
        Other..................................................................             .7                4.3
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       755.7      $       904.6
                                                                                ================   =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       246.1       $      310.5       $      348.9
        Revenues of other limited partnership interests....          128.9              506.3              386.1
        Interest expense - third party.....................          (33.3)             (91.8)            (111.0)
        Interest expense - the Company.....................           (2.6)              (7.2)             (30.0)
        Other expenses.....................................         (197.0)            (263.6)            (282.5)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       142.1       $      454.2       $      311.5
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        59.6       $       76.7       $       73.9
        Equity in net earnings of limited partnership
          interests not included above.....................           22.7               69.5               35.8
        Other..............................................            -                  (.9)                .9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        82.3       $      145.3       $      110.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,489.0       $    1,459.4       $    1,307.4
        Mortgage loans on real estate......................          235.4              260.8              303.0
        Equity real estate.................................          356.1              390.4              442.4
        Other equity investments...........................           83.8              156.9              122.0
        Policy loans.......................................          144.9              177.0              160.3
        Other investment income............................          185.7              181.7              217.4
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,494.9            2,626.2            2,552.5

          Investment expenses..............................         (266.8)            (343.4)            (348.9)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,228.1       $    2,282.8       $    2,203.6
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $       (24.3)      $       88.1       $       60.5
        Mortgage loans on real estate......................          (10.9)             (11.2)             (27.3)
        Equity real estate.................................           74.5             (391.3)             (79.7)
        Other equity investments...........................           29.9               14.1               18.9
        Sale of subsidiaries...............................           (2.6)             252.1                -
        Issuance and sales of Alliance Units...............           19.8                -                 20.6
        Issuance and sale of DLJ common stock..............           18.2                3.0                -
        Other..............................................           (4.4)               -                 (2.8)
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $       100.2       $      (45.2)      $       (9.8)
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $101.6 million, $11.7 million and $29.9 million for 1998, 1997 and 1996, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million for 1997. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1998, 1997 and 1996, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $15,961.0 million, $9,789.7 million and $8,353.5 million. Gross gains of $149.3 million, $166.0 million and $154.2 million and gross losses of $95.1 million, $108.8 million and $92.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1998, 1997 and 1996 amounted to $(331.7) million, $513.4 million and $(258.0)
        million, respectively.

        For 1998, 1997 and 1996, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.9 million, $137.5 million and $136.7 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note which was paid in 1998. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and for the year ended December 31, 1996, respectively, the businesses sold reported combined revenues of $91.6 million and $226.1 million and combined net earnings of $10.7 million and $30.7 million.

        In 1996, Alliance acquired the business of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash,
        1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and additional consideration to be determined at a later date but currently estimated to not exceed $10.0 million. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1998, the Company's ownership of Alliance Units was approximately 56.7%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balance, beginning of year.........................  $       533.6       $      189.9       $      396.5
        Changes in unrealized investment gains (losses)....         (242.4)             543.3             (297.6)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           (5.7)              53.2                -
            DAC............................................           13.2              (89.0)              42.3
            Deferred Federal income taxes..................           85.4             (163.8)              48.7
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       539.9       $      871.2       $      357.8
            Other equity investments.......................           92.4               33.7               31.6
            Other, principally Closed Block................          111.1               80.9               53.1
                                                            -----------------   ----------------   -----------------
              Total........................................          743.4              985.8              442.5
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (24.7)             (19.0)             (72.2)
              DAC..........................................         (127.8)            (141.0)             (52.0)
              Deferred Federal income taxes................         (206.8)            (292.2)            (128.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME

        Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Unrealized gains on investments....................  $       384.1       $      533.6       $      189.9
        Minimum pension liability..........................          (28.3)             (17.3)             (12.9)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Income.............................  $       355.8       $      516.3       $      177.0
                                                            =================   ================   =================

        The components of other comprehensive income for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net unrealized gains (losses) on investment
          securities:
          Net unrealized gains (losses) arising during
            the period.....................................  $      (186.1)      $      564.0       $     (249.8)
          Reclassification adjustment for (gains) losses
            included in net earnings.......................          (56.3)             (20.7)             (47.8)
                                                            -----------------   ----------------   -----------------

        Net unrealized gains (losses) on investment
          securities.......................................         (242.4)             543.3             (297.6)
        Adjustments for policyholder liabilities,
          DAC and deferred
          Federal income taxes.............................           92.9             (199.6)              91.0
                                                            -----------------   ----------------   -----------------
        Change in unrealized gains (losses), net of
          reclassification and adjustments.................         (149.5)             343.7             (206.6)
        Change in minimum pension liability................          (11.0)              (4.4)              22.2
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income...................  $      (160.5)      $      339.3       $     (184.4)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,149.0 and $4,059.4)...........................................  $    4,373.2         $    4,231.0
        Mortgage loans on real estate........................................       1,633.4              1,341.6
        Policy loans.........................................................       1,641.2              1,700.2
        Cash and other invested assets.......................................          86.5                282.0
        DAC..................................................................         676.5                775.2
        Other assets.........................................................         221.6                236.6
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,632.4         $    8,566.6
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,013.1         $    8,993.2
        Other liabilities....................................................          63.9                 80.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,077.0         $    9,073.7
                                                                              =================    =================

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       661.7       $      687.1       $      724.8
        Investment income (net of investment
          expenses of $15.5, $27.0 and $27.3)..............          569.7              574.9              546.6
        Investment losses, net.............................             .5              (42.4)              (5.5)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,231.9            1,219.6            1,265.9
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,082.0            1,066.7            1,106.3
        Other operating costs and expenses.................           62.8               50.4               34.6
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,144.8            1,117.1            1,140.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        87.1       $      102.5       $      125.0
                                                            =================   ================   =================

        At December 31, 1998 and 1997, problem mortgage loans on real estate had an amortized cost of $5.1 million and $8.1 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $26.0 million and $70.5 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $        55.5      $       109.1
        Impaired mortgage loans without provision for losses...................            7.6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           63.1              109.7
        Provision for losses...................................................          (10.1)             (17.4)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        53.0      $        92.3
                                                                                ================   =================

        During 1998, 1997 and 1996, the Closed Block's average recorded investment in impaired mortgage loans was $85.5 million, $110.2 million and $153.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $9.4 million and $10.9 million ($1.5 million, $4.1 million and $4.7 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $11.1 million and $18.5 million on mortgage loans on real estate and $15.4 million and $16.8 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million and $12.8 million for 1997 and 1996, respectively. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 8)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Mortgage loans on real estate........................................  $      553.9         $      635.2
        Equity real estate...................................................         611.0                874.5
        Other equity investments.............................................         115.1                209.3
        Other invested assets................................................          24.9                152.4
                                                                              -----------------    -----------------
          Total investments..................................................       1,304.9              1,871.4
        Cash and cash equivalents............................................          34.7                106.8
        Other assets.........................................................         219.0                243.8
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,021.7         $    1,048.3
        Allowance for future losses..........................................         305.1                259.2
        Amounts due to continuing operations.................................           2.7                572.8
        Other liabilities....................................................         229.1                341.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $63.3, $97.3 and $127.5).............  $       160.4       $      188.6       $      245.4
        Investment gains (losses), net.....................           35.7             (173.7)             (18.9)
        Policy fees, premiums and other income.............           (4.3)                .2                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          191.8               15.1              226.7

        Benefits and other deductions......................          141.5              169.5              250.4
        Earnings added (losses charged) to allowance
          for future losses................................           50.3             (154.4)             (23.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing (loss from
          strengthening) of the allowance for future
          losses...........................................            4.2             (134.1)            (129.0)
        Federal income tax (expense) benefit...............           (1.5)              46.9               45.2
                                                            -----------------   ----------------   -----------------
        Earnings (Loss) from Discontinued Operations.......  $         2.7       $      (87.2)      $      (83.8)
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1998 and strengthening of allowance in 1997 and 1996.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

        Benefits and other deductions includes $26.6 million, $53.3 million and $114.3 million of interest expense related to amounts borrowed from continuing operations in 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $3.0 million and $28.4 million on mortgage loans on real estate and $34.8 million and $88.4 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1998 and 1997, problem mortgage loans on real estate had amortized costs of $1.1 million and $11.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $3.5 million and $109.4 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $         6.7      $       101.8
        Impaired mortgage loans without provision for losses...................            8.5                 .2
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           15.2              102.0
        Provision for losses...................................................           (2.1)             (27.3)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        13.1      $        74.7
                                                                                ================   =================

        During 1998, 1997 and 1996, the discontinued operations' average recorded investment in impaired mortgage loans was $73.3 million, $89.2 million and $134.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $6.6 million and $10.1 million ($3.4 million, $5.3 million and $7.5 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        At December 31, 1998 and 1997, discontinued operations had carrying values of $50.0 million and $156.2 million, respectively, of real estate acquired in satisfaction of debt.

 9)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      179.3         $      422.2
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.7
          Other..............................................................            .3                   .3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.4
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.91% - 12.00%, due through 2017...................         392.2                676.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          10.8                 18.5
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,002.4              1,294.5
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,181.7         $    1,716.7
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1998 range from 5.23% to 7.75%. There were no borrowings outstanding under this bank credit facility at December 31, 1998.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1998, there were no borrowings outstanding under this program.

        During July 1998, Alliance entered into a $425.0 million five-year revolving credit facility with a group of commercial banks which replaced a $250.0 million revolving credit facility. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During September 1998, Alliance increased the size of its commercial paper program from $250.0 million to $425.0 million. Borrowings from these two sources may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants which require Alliance to, among other things, meet certain financial ratios. As of December 31, 1998, Alliance had commercial paper outstanding totaling $179.5 million at an effective interest rate of 5.5% and there were no borrowings outstanding under Alliance's revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $640.2 million and $1,164.0 million at December 31, 1998 and 1997, respectively, as collateral for certain short-term and long-term debt.

        At December 31, 1998, aggregate maturities of the long-term debt based on required principal payments at maturity for 1999 and the succeeding four years are $322.8 million, $6.9 million, $1.7 million, $1.8 million and $2.0 million, respectively, and $668.0 million thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       283.3       $      186.5       $       97.9
          Deferred.........................................           69.8              (95.0)             (88.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       414.3       $      234.7       $       73.0
        Non-taxable minority interest......................          (33.2)             (38.0)             (28.6)
        Adjustment of tax audit reserves...................           16.0              (81.7)               6.9
        Equity in unconsolidated subsidiaries..............          (39.3)             (45.1)             (32.3)
        Other..............................................           (4.7)              21.6               (9.3)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1998                  December 31, 1997
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Compensation and related benefits......  $     235.3      $        -        $      257.9      $       -
        Other..................................         27.8               -                30.7              -
        DAC, reserves and reinsurance..........          -               231.4               -              222.8
        Investments............................          -               364.4               -              405.7
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     263.1      $      595.8      $      288.6      $     628.5
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        (7.7)      $       46.2       $     (156.2)
        Investments........................................           46.8             (113.8)              78.6
        Compensation and related benefits..................           28.6                3.7               22.3
        Other..............................................            2.1              (31.1)             (32.9)
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense (Benefit)................................  $        69.8       $      (95.0)      $      (88.2)
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       438.8       $      448.6       $      461.4
        Reinsurance assumed................................          203.6              198.3              177.5
        Reinsurance ceded..................................          (54.3)             (45.4)             (41.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       588.1       $      601.5       $      597.6
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        75.7       $       61.0       $       48.2
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        85.9       $       70.6       $       54.1
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        39.5       $       36.4       $       32.3
                                                            =================   ================   =================

        Beginning in May 1997, the Company began reinsuring on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. Effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.3 million, $1.6 million and $2.4 million for 1998, 1997 and 1996, respectively. Ceded death and disability benefits totaled $15.6 million, $4.3 million and $21.2 million for 1998, 1997 and 1996, respectively. Insurance liabilities ceded totaled $560.3 million and $593.8 million at December 31, 1998 and 1997, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        33.2       $       32.5       $       33.8
        Interest cost on projected benefit obligations.....          129.2              128.2              120.8
        Actual return on assets............................         (175.6)            (307.6)            (181.4)
        Net amortization and deferrals.....................            6.1              166.6               43.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        (7.1)      $       19.7       $       16.6
                                                            =================   ================   =================

        The  plan's  projected  benefit   obligation  under  the  qualified  and
        non-qualified plans was comprised of:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Benefit obligation, beginning of year..................................  $    1,801.3       $    1,765.5
        Service cost...........................................................          33.2               32.5
        Interest cost..........................................................         129.2              128.2
        Actuarial (gains) losses...............................................         108.4              (15.5)
        Benefits paid..........................................................        (138.7)            (109.4)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,933.4       $    1,801.3
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Plan assets at fair value, beginning of year...........................  $    1,867.4       $    1,626.0
        Actual return on plan assets...........................................         338.9              307.5
        Contributions..........................................................           -                 30.0
        Benefits paid and fees.................................................        (123.2)             (96.1)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,083.1            1,867.4
        Projected benefit obligations..........................................       1,933.4            1,801.3
                                                                                ----------------   -----------------
        Projected benefit obligations less than plan assets....................         149.7               66.1
        Unrecognized prior service cost........................................          (7.5)              (9.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          38.7               95.0
        Unrecognized net asset at transition...................................           1.5                3.1
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      182.4       $      154.3
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.0% and 3.83%, respectively, at December 31, 1998 and 7.25% and 4.07%, respectively, at December 31, 1997. As of January 1, 1998 and 1997, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity an additional minimum pension liability of $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $31.8 million, $33.2 million and $34.7 million for 1998, 1997 and 1996, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1998, 1997 and 1996, the Company made estimated postretirement benefits payments of $28.4 million, $18.7 million and $18.9 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.6       $        4.5       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           33.6               34.7               34.6
        Net amortization and deferrals.....................             .5                1.9                2.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        38.7       $       41.1       $       42.3
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $      490.8       $      388.5
        Service cost...........................................................           4.6                4.5
        Interest cost..........................................................          33.6               34.7
        Contributions and benefits paid........................................         (28.4)              72.1
        Actuarial (gains) losses...............................................         (10.2)              (9.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............         490.4              490.8
        Unrecognized prior service cost........................................          31.8               40.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (121.2)            (140.6)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      401.0       $      390.5
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.0% in 1998, gradually declining to 2.5% in the year 2009, and in 1997 was 8.75%, gradually declining to 2.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.0% and 7.25% at December 31, 1998 and 1997, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1998 would be increased 4.83%. The effect of this change on the sum of the service cost and interest cost would be an increase of 4.57%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1998 would be decreased by 5.6%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 5.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1998 and 1997, respectively, was $880.9 million and $1,353.4 million. The average unexpired terms at December 31, 1998 ranged from 1 month to 4.3 years. At December 31, 1998, the cost of terminating swaps in a loss position was $8.0 million. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1998 of contracts purchased and sold were $8,450.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $54.8 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1998 and 1997.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1998                               1997
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,809.9     $     2,961.8     $     2,611.4     $    2,822.8
        Other limited partnership interests....         562.6             562.6             509.4            509.4
        Policy loans...........................       2,086.7           2,370.7           2,422.9          2,493.9
        Policyholders' account balances -
          investment contracts.................      12,892.0          13,396.0          12,611.0         12,714.0
        Long-term debt.........................       1,002.4           1,025.2           1,294.5          1,257.0

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,633.4           1,703.5           1,341.6          1,420.7
        Other equity investments...............          56.4              56.4              86.3             86.3
        Policy loans...........................       1,641.2           1,929.7           1,700.2          1,784.2
        SCNILC liability.......................          25.0              25.0              27.6             30.3

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         553.9             599.9             655.5            779.9
        Fixed maturities.......................          24.9              24.9              38.7             38.7
        Other equity investments...............         115.1             115.1             209.3            209.3
        Guaranteed interest contracts..........          37.0              34.0              37.0             34.0
        Long-term debt.........................         147.1             139.8             296.4            297.6

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $142.9 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $287.3 million at December 31, 1998, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $24.7 million of letters of credit outstanding at December 31, 1998.

15)     LITIGATION

        Major Medical Insurance Cases

        Equitable Life agreed to settle, subject to court approval, previously disclosed cases involving lifetime guaranteed renewable major medical insurance policies issued by Equitable Life in five states. Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the policies and was misrepresented. In certain cases plaintiffs also claimed that Equitable Life misrepresented to policyholders that premium increases had been approved by insurance departments, and that it determined annual rate increases in a manner that discriminated against the policyholders.

        In December 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in creation of a nationwide class consisting of all persons holding, and paying premiums on, the policies at any time since January 1, 1988 and the dismissal with prejudice of the pending actions and the resolution of all similar claims on a nationwide basis. Under the terms of the settlement, which involves approximately 127,000 former and current policyholders, Equitable Life would pay $14.2 million in exchange for release of all claims and will provide future relief to certain current policyholders by restricting future premium increases, estimated to have a present value of $23.3 million. This estimate is based upon assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may vary. In October 1998, the court entered a judgment approving the settlement agreement and, in November, a member of the national class filed a notice of appeal of the judgment. In January 1999, the Court of Appeals granted Equitable Life's motion to dismiss the appeal.

        Life Insurance and Annuity Sales Cases

        A number of lawsuits  are  pending as  individual  claims and  purported class actions against Equitable Life and its subsidiary insurance companies Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997) and The Equitable of Colorado, Inc. ("EOC"). These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in varying jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, The Equitable's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on The Equitable's results of operations in any particular period.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, The Equitable's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on The Equitable's results of operations in any particular period.

        Alliance Capital

        In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. Alliance believes that the allegations in the amended complaint, which was filed in February 1999, are without merit and intends to defend itself vigorously against these claims. While the ultimate outcome of this matter cannot be determined at this time, Alliance's management does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        DLJSC

        DLJSC is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. DLJSC is defending itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. Trial is expected in early May 1999. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a complaint which alleges that DLJSC and a number of other financial institutions and several individual defendants violated civil provisions of RICO by inducing plaintiffs to invest over $40 million in The Securities Groups, a number of tax shelter limited partnerships, during the years 1978 through 1982. The plaintiffs seek recovery of the loss of their entire investment and an approximately equivalent amount of tax-related damages. Judgment for damages under RICO are subject to trebling. Discovery is complete. Trial has been scheduled for May 17, 1999. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant along with certain other parties in four actions involving Mid-American Waste Systems, Inc. ("Mid-American"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in January 1997. Three actions seek rescission, compensatory and punitive damages for DLJSC's role in underwriting notes of Mid-American. The other action, filed by the Plan Administrator for the bankruptcy estate of Mid-American, alleges that DLJSC is liable as an underwriter for alleged misrepresentations and omissions in the prospectus for the notes, and liable as financial advisor to Mid-American for allegedly failing to advise Mid-American about its financial condition. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1999 and the succeeding four years are $98.7 million, $92.7 million, $73.4 million, $59.9 million, $55.8 million and $550.1 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1999 and the succeeding four years is $7.6 million, $5.6 million, $4.6 million, $2.3 million, $2.3 million and $25.4 million thereafter.

        At December 31, 1998, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1999 and the succeeding four years is $189.2 million, $177.0 million, $165.5 million, $145.4 million, $122.8 million and $644.7 million thereafter.

17)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Compensation costs.................................  $       772.0       $      721.5       $      704.8
        Commissions........................................          478.1              409.6              329.5
        Short-term debt interest expense...................           26.1               31.7                8.0
        Long-term debt interest expense....................           84.6              121.2              137.3
        Amortization of policy acquisition costs...........          292.7              287.3              405.2
        Capitalization of policy acquisition costs.........         (609.1)            (508.0)            (391.9)
        Rent expense, net of sublease income...............          100.0              101.8              113.7
        Cursitor intangible assets writedown...............            -                120.9                -
        Other..............................................        1,056.8              917.9              769.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,201.2       $    2,203.9       $    2,075.7
                                                            =================   ================   =================

        During 1997 and 1996, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million and $24.4 million, respectively. The amounts paid during 1998, associated with cost reduction programs, totaled $22.6 million. At December 31, 1998, the liabilities associated with cost reduction programs amounted to $39.4 million. The 1997 cost reduction program included costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

18)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1998, 1997 and 1996, statutory net income (loss) totaled $384.4 million, $(351.7) million and $(351.1) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,728.0 million and $3,907.1 million at December 31, 1998 and 1997, respectively. No dividends have been paid by Equitable Life to the Holding Company to date.

        At December 31, 1998, the Insurance Group, in accordance with various government and state regulations, had $25.6 million of securities deposited with such government or state agencies.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity on a GAAP basis are primarily attributable to: (a) inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes are provided for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (f) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

        Intersegment investment advisory and other fees of approximately $61.8 million, $84.1 million and $129.2 million for 1998, 1997 and 1996, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $4.2 million and $13.3 million for 1998, 1997 and 1996, respectively, are eliminated in consolidation.

        The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1998
        Segment revenues.....................  $     4,029.8     $    1,438.4       $        (5.7)    $    5,462.5
        Investment gains.....................           64.8             35.4                 -              100.2
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     4,094.6     $    1,473.8       $        (5.7)    $    5,562.7
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       688.6     $      284.3       $         -       $      972.9
        Investment gains , net of
          DAC and other charges..............           41.7             27.7                 -               69.4
        Pre-tax minority interest............            -              141.5                 -              141.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       730.3     $      453.5       $         -       $    1,183.8
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    75,626.0     $   12,379.2       $       (64.4)    $   87,940.8
                                              ===============   =================  ===============   ================


        1997
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment gains (losses)............         (318.8)           255.1                -               (63.7)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment gains (losses), net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                              ===============   =================  ===============   ================


                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1996
        Segment revenues.....................  $     3,789.1     $    1,105.5       $       (12.6)    $    4,882.0
        Investment gains (losses)............          (30.3)            20.5                 -               (9.8)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,758.8     $    1,126.0       $       (12.6)    $    4,872.2
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       337.1     $      224.6       $         -       $      561.7
        Investment gains (losses), net of
          DAC and other charges..............          (37.2)            16.9                 -              (20.3)
        Reserve strengthening and DAC
          writeoff...........................         (393.0)             -                   -             (393.0)
        Non-recurring costs and
          expenses...........................          (22.3)            (1.1)                -              (23.4)
        Pre-tax minority interest............            -               83.6                 -               83.6
                                              ---------------   -----------------  ---------------   ----------------
        Earnings (Loss) from
          Continuing Operations..............  $      (115.4)    $      324.0       $         -       $      208.6
                                              ===============   =================  ===============   ================

20)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1998 and 1997 are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1998
        Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       212.8      $       197.0       $      136.8         $      158.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                       =================  =================   ==================   ==================

        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million.

21)     INVESTMENT IN DLJ

        At December 31, 1998, the Company's ownership of DLJ interest was approximately 32.5%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   13,195.1       $   16,535.7
        Securities purchased under resale agreements...........................      20,063.3           22,628.8
        Broker-dealer related receivables......................................      34,264.5           28,159.3
        Other assets...........................................................       4,759.3            3,182.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   35,775.6       $   36,006.7
        Broker-dealer related payables.........................................      26,161.5           26,127.2
        Short-term and long-term debt..........................................       3,997.6            3,249.5
        Other liabilities......................................................       3,219.8            2,860.9
                                                                                ----------------   -----------------
        Total liabilities......................................................      69,154.5           68,244.3
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,927.7            2,061.5
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,927.7       $    2,061.5
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.7               23.5
        The Holding Company's equity ownership in DLJ..........................      (1,002.4)            (740.2)
        Minority interest in DLJ...............................................      (1,118.2)            (729.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      830.8       $      615.5
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    3,184.7       $    2,430.7
        Net investment income..................................................       2,189.1            1,652.1
        Dealer, trading and investment gains, net..............................          33.2              557.7
                                                                                ----------------   -----------------
        Total revenues.........................................................       5,407.0            4,640.5
        Total expenses including income taxes..................................       5,036.2            4,232.2
                                                                                ----------------   -----------------
        Net earnings...........................................................         370.8              408.3
        Dividends on preferred stock...........................................          21.3               12.2
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      349.5       $      396.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      349.5       $      396.1
        Amortization of cost in excess of net assets acquired in 1985..........           (.8)              (1.3)
        The Holding Company's equity in DLJ's earnings.........................        (136.8)            (156.8)
        Minority interest in DLJ...............................................         (99.5)            (109.1)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      112.4       $      128.9
                                                                                ================   =================

22)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1998, 1997 and 1996 would have been:

                                                                        1998              1997             1996
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As reported.............................................  $      708.2      $     437.2      $       10.3
          Pro forma...............................................         678.4            426.3               3.3

        The fair values of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, were estimated as of the dates of grant using the Black-Scholes option pricing model. The option pricing assumptions for 1998, 1997 and 1996 are as follows:

                                    Holding Company                      DLJ                            Alliance
                             ------------------------------ ------------------------------- ----------------------------------
                               1998      1997       1996      1998       1997      1996       1998       1997         1996
                             --------- ---------- --------- ---------- -------------------- ---------------------- -----------

        Dividend yield......  0.32%      0.48%     0.80%      0.69%      0.86%     1.54%      6.50%      8.00%       8.00%

        Expected volatility.   28%        20%       20%        40%        33%       25%        29%        26%         23%

        Risk-free interest
          rate..............  5.48%      5.99%     5.92%      5.53%      5.96%     6.07%      4.40%      5.70%       5.80%

        Expected life
          in years..........    5          5         5          5          5         5         7.2        7.2         7.4

        Weighted average
          fair value per
          option at
          grant-date........  $22.64    $12.25     $6.94     $16.27     $10.81     $4.03      $3.86      $2.18       $1.35

        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                                    Exercise                      Exercise                     Exercise
                                                    Price of                      Price of                     Price of
                                      Shares        Options         Shares        Options         Units         Options
                                  (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1996........       6.7           $20.27         18.4         $13.50            9.6          $ 8.86
          Granted................        .7           $24.94          4.2         $16.27            1.4          $12.56
          Exercised..............       (.1)          $19.91          -                             (.8)         $ 6.82
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.4)        $13.50            (.2)         $ 9.66
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         22.2         $14.03           10.0          $ 9.54
          Granted................       3.2           $41.85          6.4         $30.54            2.2          $18.28
          Exercised..............      (1.6)          $20.26          (.2)        $16.01           (1.2)         $ 8.06
          Forfeited..............       (.4)          $23.43          (.2)        $13.79            (.4)         $10.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         28.2         $17.78           10.6          $11.41
          Granted................       4.3           $66.26          1.5         $38.59            2.8          $26.28
          Exercised..............      (1.1)          $21.18         (1.4)        $14.91            (.9)         $ 8.91
          Forfeited..............       (.4)          $47.01          (.1)        $17.31            (.2)         $13.14
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1998......      10.7           $44.00         28.2         $19.04           12.3          $14.94
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1998 is as follows:

                                             Options Outstanding                          Options Exercisable
                             ----------------------------------------------------  -----------------------------------
                                                    Weighted
                                                    Average         Weighted                             Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable        Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------------------------- ----------------- ----------------  ------------------- ---------------

               Holding
               Company
        ----------------------
        $18.125    -$27.75           3.7               5.19           $20.97              3.0              $20.33
        $28.50     -$45.25           3.0               8.68           $41.79              -
        $50.63     -$66.75           2.1               9.21           $52.73              -
        $81.94     -$82.56           1.9               9.62           $82.56              -
                              -----------------                                    -------------------
        $18.125    -$82.56          10.7               7.75           $44.00              3.0              $20.33
                              ================= ================= ================  ==================== ==============

                 DLJ
        ----------------------
        $13.50    -$25.99           22.3               7.1            $14.59             21.4              $15.05
        $26.00    -$38.99            5.0               8.8            $33.94              -
        $39.00    -$52.875            .9               9.4            $44.65              -
                              -----------------                                    -------------------
        $13.50    -$52.875          28.2               7.5            $19.04             21.4              $15.05
                              ================= ================== ==============  ===================== =============

              Alliance
        ----------------------
        $ 3.03    -$ 9.69            3.1               4.5            $ 8.03              2.4              $ 7.57
        $ 9.81    -$10.69            2.0               5.3            $10.05              1.6              $10.07
        $11.13    -$13.75            2.4               7.5            $11.92              1.0              $11.77
        $18.47    -$18.78            2.0               9.0            $18.48               .4              $18.48
        $22.50    -$26.31            2.8               9.9            $26.28              -                  -
                              -----------------                                    -------------------
        $  3.03   -$26.31           12.3               7.2            $14.94              5.4              $ 9.88
                              ================= =================== =============  ===================== =============

                                  EQUI-VEST(R)
                     EMPLOYER-SPONSORED RETIREMENT PROGRAMS

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 3, 1999

                                ----------------

           A COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CONTRACT

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104

--------------------------------------------------------------------------------

This statement of additional information ("SAI") is not a prospectus. It should be read in conjunction with the related prospectus for EQUI-VEST, dated May 3, 1999. That prospectus provides detailed information concerning the contracts and the variable investment options that fund the contracts. Each variable investment option is a subaccount of Equitable Life's Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing the Processing Office (P.O. Box 2996, New York, NY 10116-2996), by calling toll-free, 1-800-628-6673, or by contacting your Equitable associate.


-----------------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-----------------------------------------------------------------------------------------
                                                                               PAGE
-----------------------------------------------------------------------------------------
  Additional Loan Provisions                                                    2
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  Tax Rules:  Special Aspects                                                   3
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  Required Minimum Distributions Option                                         4
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  Accumulation Unit Values                                                      5
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  Calculation of Annuity Payments                                               5
-----------------------------------------------------------------------------------------
  The Reorganization                                                            6
-----------------------------------------------------------------------------------------
  Custodian and Independent Accountants                                         7
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  Alliance Money Market Option Yield Information                                7
-----------------------------------------------------------------------------------------
  Other Yield Information                                                       8
-----------------------------------------------------------------------------------------
  Key Factors in Retirement Planning                                            8
-----------------------------------------------------------------------------------------
  Long-Term Market Trends                                                       12
-----------------------------------------------------------------------------------------
  Financial Statements                                                          14
-----------------------------------------------------------------------------------------


               Copyright 1999 The Equitable Life Assurance Society
                 of the United States, New York, New York 10104
                              All rights reserved.
                                                                Cat. No. 128015
                              ___________________
                                    888-1175

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ADDITIONAL LOAN PROVISIONS

The EQUI-VEST Corporate Trusteed, non-ERISA, and ERISA TSA Loans have the following features in common:

The term of a TSA or Corporate Trusteed loan is five years unless the loan is used to acquire the Participant's primary residence. Our contract limit for loans used to purchase the Participant's primary residence is 10 years.

The loan term under corporate trusteed and TSA contracts may not extend beyond the earliest of: (1) election and commencement of annuity benefits, (2) the date of termination of the contract and (3) the date a death benefit is paid.

Payment to us to cover loan interest and to amortize a loan will be due beginning the first day of the third month following the effective date of the loan and quarterly thereafter. All loan payments must be made by check and must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. Loan payments received prior to the due date will be credited only on the next payment due date. Any payments we receive will first be applied to interest, with the balance applied to repayment of the loan.

Only one loan is permitted at any one time. At any time after the loan has been issued, a loan may be repaid in full and terminated earlier than scheduled.

Plans subject to ERISA provide that the Participant's spouse must consent in writing to the loan.

On the loan effective date, we will transfer to a loan reserve account an amount equal to the loan plus 10% of the loaned amount for TSA loans and 25% for Corporate Trusteed loans. The additional amount is intended as a reserve to cover the contingencies including unpaid interest and applicable withdrawal charges. Initially, an amount equal to the loan amount will be held in our general account and will earn interest at an effective annual rate of 4% during the loan term (for TSA loans, the interest is at the loan reserve account rate -- the loan interest rate minus 2% during the loan term), whereas the additional loan reserve, as stated above, will be held in the general account but will earn interest at the guaranteed interest option's current guaranteed interest rate applicable to the contract.

You may specify from which investment options the loan and loan reserve are to be deducted when you request the loan. If not specified, we will prorate the amounts withdrawn from the investment options based on the amounts in each investment option. No partial withdrawals or transfers from the loan reserve account are permitted.

On the first day of the third month following the effective date of the loan and quarterly thereafter (or on the first business day thereafter, if such day is not a business day), the amount of interest earned at 4% annually (loan reserve account rate for TSA loans) during the prior quarter will be transferred to the guaranteed interest option. Any loan payment will result in a transfer of the amount of principal repaid from the portion of the loan reserve account that earns 4% interest (loan reserve account Rate for TSA loans) to the guaranteed interest option, and then may be withdrawn (if otherwise permitted) or transferred to one or more variable investment options.

Upon full repayment of the loan, any amounts remaining in the loan reserve account will be transferred to the guaranteed interest account and may then be withdrawn (if otherwise permitted) or transferred among the variable investment options.

EQUI-VEST Corporate Trusteed loans

The EQUI-VEST Corporate Trusteed loan request form is entered into between the Participant and the trustee. Equitable Life performs services specified in the Agreement on behalf of the trustee. The trustee (or employer, or other plan administrator and not Equitable Life) is responsible for monitoring compliance with Internal Revenue Code and ERISA requirements and the requirements of the particular plan. The trustee will make payments to Equitable Life.

The trustee of a qualified plan purchasing an EQUI-VEST Corporate Trusteed contract may set any interest rate for a loan so long as it is not less than 6% nor more than the maximum rate permitted by applicable law. The trustee (contract owner) must bill the plan participant (annuitant) for the difference, if any, between 6% and the rate the trustee charges. Under the terms of the Internal Revenue Code and ERISA, if an unreasonably high or low rate of interest is charged for loans, the plan may be disqualified and the amount of the loan may be treated as a taxable distribution. In that case, the trustee would be required to report the "deemed" distribution to the Internal Revenue Service ("IRS").

For Corporate Trusteed contracts, the "loan effective date" means either (1) the first day of the month following the date the loan agreement, properly completed and signed by the plan participant (annuitant), is approved by the trustee (contract owner) and received and accepted by us at our Processing Office, if the loan agreement is received on or before the 15th day of the month, or (2) the first day of the second month following the date the loan agreement, properly completed and signed by the plan participant (annuitant), is approved by the trustee (contract owner) and received and accepted by us at our Processing Office, if

--------------------------------------------------------------------------------
the loan agreement is received after the 15th day of the month.

The loan amount is based on the Participant's vested interest in the plan and the account value of the EQUI-VEST contract on the loan effective date.

If loan interest (except interest due at the end of the loan term) or required principal repayments are not received at our Processing Office within fifteen days after the due date, or if any loan principal and accrued interest are due at the end of the loan term, the loan is in default. We will make a partial withdrawal from the additional loan reserve account in an amount sufficient to pay the amount due plus any applicable withdrawal charges and any required income tax withholding. Such a withdrawal could result in a penalty tax or the disqualification of your EQUI-VEST Corporate Trusteed contract or the qualified plan.

The trustee is required to report to the IRS the amount of the default as a deemed taxable distribution which may also be subject to penalty tax.

Non-ERISA TSA loans

The minimum loan amount is $3,000 and the maximum is $50,000 (less the highest outstanding loan balance in the preceding twelve calendar months less the outstanding balance of all loans from the employer's qualified plan on the date the loan is made). The maximum amount of the loan is 80% of the account value, if the amount of the account value is at least $3,750 but less than $12,500; $10,000 if the amount of the account value is at least $12,500 but less than $20,000; or 50% of the account value if the amount of the account value is $20,000 or more.

ERISA TSA loans

The minimum loan amount is $1,000; the maximum is 50% of the account value, but not more than $50,000. The $50,000 maximum is reduced by the excess of the highest outstanding loan balance in the preceding twelve calendar months, less the outstanding balance of any loans under all the employer's qualified plans on the date the loan is effective.

Equitable Life will set a reasonable interest rate for plan loans as defined below, unless the plan administrators notify us of their intent to set their own rate. If we set the rate, it will be equal to the Moody's Corporate Bond Yield Averages. With Moody's, we will use the average for Baa bonds for the calendar month ending two months before the date on which the rate is determined.

Non-ERISA and ERISA TSA loans

The account value is measured on the "loan effective date" which is the first day of the month following the date we approve a properly completed loan request form.

There are a number of rules governing the minimum and maximum that can be requested for a loan. These rules are described on the loan request form. This form should be reviewed carefully prior to requesting a loan.

If a required loan repayment on a TSA contract is not made, we will treat the amount equal to the interest and principal payment due as a default. We will also deduct a default charge (as described below). We will treat such amount (plus any required income tax withholding) as a "deemed distribution." Such amount will be taxable and also may be subject to a penalty tax.

The default charge on the amount of deemed distribution is equal to the applicable withdrawal charge which would have applied if such amount had been withdrawn from the contract.

Amounts in default will be in the loan reserve account in suspense until federal tax rules permit such amounts to be deducted from the TSA contract to repay your obligation to us.

Currently we default your loan on a missed-payment-by-missed-payment basis, but under proposed Federal regulations, we may be required to default the entire unpaid loan balance and unpaid interest at the time of the default. Under these proposed regulations, we would be required to treat the entire remaining outstanding balance of the loan (including any unpaid interest) as a deemed taxable distribution in the year of the default, which is subject to income tax reporting and early distribution tax penalty. See "Tax information" in the prospectus. If your contract is subject to federal income tax withdrawal restrictions at the time you default, because of the interplay between federal income tax rules and state insurance law requisites, we may be required to continue to charge interest and credit interest on the unpaid loan balance until such defaulted payment liability can be satisfied by an actual distribution. This may result in additional taxable income to you. Interest credited on amounts in default could result in additional taxable income in the amount of the interest credited and could be subject to a penalty tax. See "Tax information" in the prospectus.

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TAX RULES: SPECIAL ASPECTS

CERTAIN DISTRIBUTIONS FROM TRUSTEED CONTRACTS

In the case of an EQUI-VEST Trusteed contract, the trustee, as contract owner, may transfer ownership of the contract to the annuitant in certain circumstances. This transfer constitutes a distribution from a qualified plan. Although the annuitant will receive a tax information report on the distribution from the plan

--------------------------------------------------------------------------------
administrator, this transaction is not a taxable event to the annuitant until any payments are made under the transferred contract. The transfer of ownership from the Trustee to the annuitant is not an IRA rollover. If they otherwise qualify as "eligible rollover distributions," amounts distributed from the contract, however, may subsequently be directly rolled over into an individual retirement arrangement or another qualified retirement plan.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEPS)

When an employer establishes a SEP for its employees, contributions for each eligible employee can be made under a Contract issued as a Regular IRA.

Contributions. In 1999 an employer's contribution to a SEP for an employee, including any salary reduction contributions, cannot exceed the lesser of $24,000 or 15% of the employee's compensation. The employee's compensation is determined without taking into account the employer's contribution to the SEP, and is limited to $160,000 in 1999.

The employer must make a contribution for each employee who has reached age 21 and has worked for the employer during at least three of the preceding five years. Contributions are not required for employees who (1) earn less than $400 in 1999, (2) are covered by a collective bargaining agreement or (3) are non-resident aliens who receive no earned income from the employer from sources within the United States. Generally, SEP plans are maintained on a calendar year basis.

Employer contributions must be made under a written program which provides that
(i) withdrawals are permitted, (ii) contributions are made under an allocation formula and (iii) bear a uniform relationship to compensation. Contributions cannot discriminate in favor of highly compensated employees. Contributions to the SEP may take employer-paid Social Security benefits into account, provided the level of integration satisfies the limits contained in the Internal Revenue Code.

Except as otherwise indicated in this section, all of the IRA rules discussed under "Tax information" in the prospectus, including those relating to revocation, distributions and penalties for early, minimum and excess distributions, apply to SEPs.

Provided that the plan was established prior to January 1, 1997, employers with 25 or fewer eligible employees for the prior taxable year may allow such employees to make salary reduction contributions to a SEP (SARSEP). SARSEP plans may not be established after 12/31/96. New participants may be added after that date as long as the plan was in effect prior to 1/1/97. SARSEP arrangements can be offered only if at least 50% of the eligible employees elect to participate in the SARSEP. Special nondiscrimination rules apply to highly compensated employees in a SARSEP. The percentage of compensation deferred by any eligible highly compensated employee cannot exceed 125% of the average deferred compensation percentage for all eligible non-highly compensated employees. In addition, rules similar to those applicable to 401(k) programs and salary reduction TSAs apply to require distributions of excess elective deferrals and excess contributions.

PENALTIES FOR EXCESS DEFERRALS

If an individual's aggregate elective deferrals under 401(k) plans, SIMPLE IRAs, SARSEPs and TSAs exceed the permitted elective deferral limit in any taxable year ($10,000 in 1999), the individual will be taxed twice on the excess deferral -- once in the year of the deferral and again when a distribution occurs. If the individual notifies the affected plan or plans and, by April 15 of the following year, receives a distribution of the excess deferral and related income, the excess deferral will only be taxed in the year of deferral. Any related income will be taxed in the year of the distribution. The distribution of the excess deferral plus income is not treated as a withdrawal of restricted funds, is not subject to the 10% penalty tax on early retirement distributions and is not an eligible rollover distribution subject to 20% mandatory federal income tax withholding. If excess deferrals remain in the plan, the plan may be disqualified.

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REQUIRED MINIMUM DISTRIBUTIONS OPTION

If you elect this feature designed for annuitants age 70 1/2 or older, described in the prospectus, each year we calculate your minimum distribution based on the account value as of December 31 of the prior calendar year and then calculate the minimum distribution amount based on the various choices you make.

You may choose whether the required minimum distribution will be calculated based on your life expectancy alone, or based on the joint life expectancies of you and your spouse. You may also choose (1) to have us recalculate your life expectancy (or joint life expectancy) each year, or (2) not recalculate your life expectancy. If you have chosen a joint life expectancy method of calculation with your spouse, you may choose to either have both lives recalculated or not recalculated.

When we recalculate life expectancy, that means that each calendar year we see what each individual's life expectancy is under Treasury Regulations. If life expectancy is not recalculated, it means that it is determined once, for the initial year, and in every subsequent year that number is reduced by one more year.

If you do not specify a method, IRS regulations require us to base a calculation on your life expectancy alone, recalculating it each year. If you do not specify that we should recalculate life expectancy, you cannot later apply your account value to an annuity payout.

The minimum distribution calculation takes into account partial withdrawals made during the current

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calendar year but prior to the date we determine your minimum distribution amount, except that when the required minimum distribution is elected in the year in which the annuitant attains age 71 1/2, no adjustment for partial withdrawals will be made for any withdrawals made between January 1 and April 1 of the year in which the election is made.

Our required minimum distribution option should not be elected if the annuitant continues to work beyond age 70 1/2 and contributions continue to be made into the contract. To do so could result in an insufficient distribution. You must request the amount to be separately calculated each year to ensure that you withdraw the correct amount.

Please note that our required minimum distribution option does not provide for all the flexibility provided by federal law. For example, federal law permits you to recalculate your life expectancy and not your spouse's and to choose the joint life expectancy method with a beneficiary other than your spouse. See your tax adviser.

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ACCUMULATION UNIT VALUES

Unit values are determined at the end of each "valuation period" for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for EQUI-VEST may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the "net investment factor" for the variable investment option for that valuation period. The net investment factor is:

     (a/b) - c
     where:

(a) is the value of the variable investment option's shares of the corresponding Portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by The Hudson River Trust. This share value is after deduction for investment advisory fees and direct expenses of The Hudson River Trust.

(b) is the value of the variable investment option's shares of the corresponding Portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c) is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

CALCULATION OF ANNUITY PAYMENTS

The calculation of monthly annuity payments under a contract takes into account the number of annuity units of each variable investment option credited under a contract, their respective annuity unit values, and a net investment factor. The annuity unit values used for EQUI-VEST may vary, although the method of calculating annuity unit values set forth below applies to all contracts. Annuity unit values will also vary by the variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

o .00013366 of the net investment factor for a contract with an assumed base rate of net investment return of 5% a year; or

o .00009425 of the net investment factor for a contract with an assumed base rate of net investment return of 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3 1/2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3 1/2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form, or on such other future date as specified therein. The first three monthly payments are the same. The initial payment will be calculated using the basis guaranteed in the applicable EQUI-VEST contract or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment.

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The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

Illustration of calculation of annuity payments

To show how we determine variable annuity payments, assume that the account value for an EQUI-VEST Series 100 Contract on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the contract would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October 1998, the annuity payment due in December 1998 would be $95.19 (the number of units (26.74) times $3.56).

The examples below show what the annuity payment would have been for December 31, 1998 for each base rate of net investment return, assuming that $100,000 was applied at the beginning of each period shown, for a female age 75, to purchase a variable Life Annuity with 10 Years Period Certain, with initial payment of $714.56 and $793.28, using assumed base rates of 3.50% and 5.00%, respectively:

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                                                                      ONE         THREE        FIVE        TEN        SINCE
                                                        BASE RATE     YEAR        YEARS       YEARS       YEARS     INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
Alliance                                                  3.50%     $717.08   $  723.09    $  722.91   $  760.89          --
   Money Market                                           5.00%     $787.10   $  771.08    $  748.70   $  734.70          --

Alliance Intermediate                                     3.50%     $740.77   $  749.02    $  737.66          --   $  845.92
   Government Securities                                  5.00%     $813.09   $  798.73    $  764.12          --   $  841.79

Alliance                                                  3.50%     $743.96   $  776.91    $  784.09          --   $  770.85
   Quality Bond                                           5.00%     $816.60   $  828.48    $  812.22          --   $  795.60

Alliance                                                  3.50%     $632.69   $  836.31    $  885.99   $1,247.57   $1,302.13
   High Yield                                             5.00%     $694.38   $  891.83    $  917.78   $1,201.43   $1,217.98

Alliance                                                  3.50%     $693.20   $  958.26    $1,074.25          --   $1,058.78
   Growth & Income                                        5.00%     $760.86   $1,021.82    $1,112.75          --   $1,092.75

Alliance                                                  3.50%     $756.76   $1,115.00           --          --   $1,408.99
   Equity Index                                           5.00%     $830.83   $1,188.98           --          --   $1,463.00

Alliance                                                  3.50%     $731.14   $1,065.71    $1,254.52   $2,023.07          --
   Common Stock                                           5.00%     $802.51   $1,136.41    $1,300.15   $1,957.01          --

Alliance                                                  3.50%     $697.40   $  809.60    $  919.90   $1,478.55   $1,332.96
   Global                                                 5.00%     $765.47   $  863.32    $  952.87   $1,423.80   $1,258.62

Alliance                                                  3.50%     $678.20   $  655.67           --          --   $  700.53
   International                                          5.00%     $744.40   $  699.17           --          --   $  739.04

Alliance                                                  3.50%     $571.22   $  702.42    $  809.21   $2,095.89          --
   Aggressive Stock                                       5.00%     $626.97   $  749.03    $  837.21   $2,010.32          --

Alliance                                                  3.50%     $543.49          --           --          --   $  572.33
   Small Cap Growth                                       5.00%     $596.55          --           --          --   $  623.67

Alliance                                                  3.50%     $737.39   $  797.72    $  837.07          --   $1,051.75
   Conservative Investors                                 5.00%     $809.37   $  850.66    $  867.09          --   $1,024.01

Alliance                                                  3.50%     $731.70   $  853.32    $  853.79   $1,312.02          --
   Balanced                                               5.00%     $803.12   $  909.95    $  884.79   $1,268.64          --

Alliance                                                  3.50%     $716.91   $  856.11    $  952.24          --   $1,609.21
   Growth Investors                                       5.00%     $786.89   $  912.92    $  986.38          --   $1,566.76
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THE REORGANIZATION

Equitable Life established Separate Account A as a stock account on August 1, 1968. It was one of four separate investment accounts used to fund retirement benefits under variable annuity certificates issued by us. Each of these separate accounts, which included the predecessors to the Alliance Money Market Fund, Alliance Balanced Fund, Alliance Common Stock Fund and Alliance Aggressive Stock Fund, was organized as an open-end management investment company, with its own investment objectives and policies. Collectively these separate accounts, as well as two other separate accounts which had been used to fund retirement benefits under certain other annuity contracts, are called the "predecessor separate accounts."

On December 18, 1987, the predecessor separate accounts were combined in part and reorganized into the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock Funds of Separate Account A. In connection with the Reorganization, all of the assets and

--------------------------------------------------------------------------------
investment-related liabilities of the predecessor separate accounts were transferred to a corresponding portfolio of The Equitable Trust in exchange for shares of the portfolios of The Equitable Trust, which were issued to these corresponding Funds of Separate Account A. On September 6, 1991, all of the shares of The Equitable Trust held by these Funds were replaced by shares of Portfolios of The Hudson River Trust corresponding to these Funds of Separate Account.

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CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for the shares of The Hudson River Trust and EQ Advisors Trust owned by the variable annuity options.

The financial statements of Separate Account A as at December 31, 1998 and for the periods ended December 31, 1998 and 1997, and the consolidated financial statements of Equitable Life as at December 31, 1998 and 1997 and for each of the three years ended December 31, 1998 included in this SAI have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

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ALLIANCE MONEY MARKET OPTION YIELD
   INFORMATION

The Alliance Money Market option calculates yield information for seven-day periods. To determine the seven-day rate of return, the net change in a unit value is computed by subtracting the unit value at the beginning of the period from the unit value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average administrative charge factor for your contract. This reduction is made to recognize the deduction of the annual administrative charge, which is not reflected in the unit value. See the applicable "Annual administrative charge" section under "Charges and expenses" in the prospectus. Unit values reflect all other accrued expenses of the Alliance Money Market option.

The adjusted net change is divided by the unit value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual administrative charge for EQUI-VEST that is deducted form the Alliance Money Market option will vary for each contract and the percentage of the aggregate account value allocated to the Alliance Money Market option.

To determine the effect of the annual administrative charge on the yield, we start with the actual aggregate annual administrative charges, as a percentage of total assets held under EQUI-VEST. This amount is multiplied by 365/7 to produce an average administrative charge factor which is used in weekly yield computations for the ensuing year. The average administrative charge is then divided by the number of Alliance Money Market option units for the EQUI-VEST series contract as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in unit value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Money Market option's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1)365/7 - 1. The Alliance Money Market option yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of units of the Alliance Money Market option will fluctuate and not remain constant.

The Alliance Money Market option yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Alliance Money Market option yields should not be compared to the return on fixed-rate investments which guarantee rates of interest for specified periods, such as the guaranteed interest account or bank deposits. The yield should not be compared to the yield of money market funds made available to the general public because their yields usually are calculated on the basis of a constant $1 price per share and they pay out earnings in dividends which accrue on a daily basis.

While the Alliance Money Market option yields will vary among the different EQUI-VEST contracts, the same method of calculating Alliance Money Market option yields applies. The seven-day current yield and effective yield figures set forth below reflect the highest charges that are currently being assessed under any EQUI-VEST contract and are for illustrative purposes only.

The seven-day current yield for the Alliance Money Market option was 3.30% for EQUI-VEST Series 100 and 200 and 3.35% for Series 300 and 400 and 3.26% for Series 600 for the period ended December 31, 1998. The effective yield for the Alliance Money Market option for that period was 3.36% for EQUI-VEST Series 100 and 200 and 3.40% for Series 300 and 400 and 3.31% for Series 600. Because these yields reflect the deduction of Separate Account A expenses, including the annual or annuity administrative

--------------------------------------------------------------------------------
charge, they are lower than the corresponding yield figures for the Alliance Money Market Portfolio which reflect only the deduction of Trust-level expenses.

OTHER YIELD INFORMATION

Thirty-day yields may vary according to the series of your EQUI-VEST contract, although the same method of calculating variable investment option yields applies. The yield figures set forth below reflect the highest charges that are currently being assessed under any series of EQUI-VEST contract.

The effective yield is obtained by giving effect to the compounding nature of the variable investment option's investments, as follows: the sum of the 30-day adjusted return, plus one, is raised to a power equal to 365 divided by 30, and subtracting one from the result.

The 30-day yields for EQUI-VEST Series 100, 200, 300 and 400 Contracts for the period ended December 31, 1998 were 3.38% for the Alliance Intermediate Government Securities option, 3.76% for the Alliance Quality Bond option and 13.13% for the Alliance High Yield option. The 30-day yields for EQUI-VEST Series 600 Contracts for the period ended December 31, 1998 were 3.27% for the Alliance Intermediate Government Securities option, 3.65% for the Alliance Quality Bond option and 13.03% for the Alliance High Yield option. Because these yields reflect the deduction of Separate Account A expenses, including the annual administrative charge, they are lower than the yield figures for the corresponding Portfolios which reflect only the deduction of Trust-level expenses.

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KEY FACTORS IN RETIREMENT PLANNING
INTRODUCTION

Equitable Life offers retirement programs that are available to help meet the retirement needs of individuals and of employers, businesses, and certain tax-exempt organizations. In assessing these retirement needs, some key factors need to be addressed: (1) the impact of inflation on fixed retirement incomes;
(2) the importance of starting to plan early for retirement; (3) the benefits of tax deferral; and (4) the selection of an appropriate investment strategy. Each of these factors is addressed below.

Unless otherwise noted, all of the following presentations use an assumed annual rate of return of 7.5% compounded annually. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return for any investment vehicle. In addition, unless otherwise noted, none of the illustrations reflect any charges that may be applied under a particular investment vehicle. Such charges would effectively reduce the actual return under any investment vehicle.

All earnings in these presentations are assumed to accumulate tax deferred unless otherwise noted. Most programs designed for retirement savings offer tax deferral. Amounts withdrawn generally are taxable and a 10% penalty tax may apply to premature withdrawals. Certain retirement programs prohibit early withdrawals. See "Tax Information" in the prospectus. Where taxes are taken into consideration in these presentations, a 28% tax rate is assumed.

The source of the data used by us to compile the charts which appear in this section (other than charts 1, 2, 3 and 4) is Ibbotson Associates, Inc., Chicago, Stocks, Bonds, Bills and Inflation 1999 Yearbook.(TM) All rights reserved.

In reports or other communications or in advertising material, we may make use of these or other graphic or numerical illustrations that we prepare showing the impact of inflation, planning early for retirements, tax deferral, diversification and other concepts important to retirement planning.

INFLATION

Inflation erodes purchasing power. This means that, in an inflationary period, the dollar is worth less as time passes. Because many people live on a fixed income during retirement, inflation is of particular concern to them. The charts on the next page illustrate the detrimental impact of inflation over an extended period of time. Between 1968 and 1998, the average annual inflation rate was 5.24%. As demonstrated in Chart 1, this 5.24% average annual rate of inflation would cause the purchasing power of $35,000 to decrease to only $7,562 after 30 years.

In Chart 2, the impact of inflation is examined from another perspective. Specifically, the chart illustrates the additional income needed to maintain the purchasing power of $35,000 over a thirty-year period. Again, the 1968-1998 historical inflation rate of 5.24% is used. In this case, an additional $126,992 would be required to maintain the purchasing power of $35,000 after 30 years.

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                                     CHART 1



[THE FOLLOWING DATA WAS REPRESENTED AS A
SHADED VERTICAL BAR GRAPH IN THE PRINTED DOCUMENT:]

                        (Income)
Today                   35,000
10 Years                21,002
20 Years                12,602
30 Years                 7,562

[END OF GRAPHICALLY REPRESENTED DATA]



                                  CHART 2

[THE FOLLOWING DATA WAS REPRESENTED AS A SHADED
VERTICAL BAR GRAPH IN THE PRINTED DOCUMENT:]

                      Annual
                      Income             Increase
                      Needed               Needed
Today                  35,000                   -
10 Years               58,328              23,325
20 Years               97,204              62,204
30 Years              161,992             126,992

[END OF GRAPHICALLY REPRESENTED DATA]


STARTING EARLY

The impact of inflation accentuates the need to begin a retirement program early. The value of starting early is illustrated in the following charts. As shown in Chart 3, if an individual makes annual contributions of $2,500 to his retirement program beginning at age 30, he would accumulate $414,551 by age 65 under the assumptions described earlier. If that individual waited until age 50, he would only accumulate $70,193 by age 65 under the same assumptions.


                                     CHART 3

[THE FOLLOWING DATA WAS REPRESENTED AS A SHADED
AREA GRAPH IN THE PRINTED DOCUMENT:]

[BLACK:]  Age 50      $0          $0          $0          $0           $0      $15,610      $38,020      $70,193
[WHITE:]  Age 40      $0          $0          $0     $15,610      $38,020      $70,193     $116,381     $182,691
[GRAY:]   Age 30      $0     $15,610     $38,020     $70,193     $116,381     $182,691     $277,886     $414,551

[END OF GRAPHICALLY REPRESENTED DATA]


In Table 1, the impact of starting early is demonstrated in another format. For example, if an individual invests $300 monthly, he would accumulate $387,193 in thirty years under our assumptions. In contrast, if that individual invested the same $300 per month for 15 years, he would accumulate only $97,804 under our assumptions.

                          TABLE 1
-------------------------------------------------------------
 MONTHLY
 CONTRI-     YEAR      YEAR      YEAR      YEAR      YEAR
  BUTION      10        15        20        25        30
    $ 20     $ 3,532   $ 6,520  $ 10,811  $ 16,970  $ 25,813
      50       8,829    16,301    27,027    42,425    64,532
     100      17,659    32,601    54,053    84,851   129,064
     200      35,317    65,202   108,107   169,701   258,129
     300      52,976    97,804   162,160   254,552   387,193
-------------------------------------------------------------

Chart 4 presents an additional way to demonstrate the significant impact of starting to make contributions to a retirement program earlier rather than later. It assumes that an individual had a goal to accumulate $250,000 (pre-tax) by age 65. If he starts at age 30, under our assumptions he could reach the goal by making a monthly pre-tax contribution of $130 (equivalent to $93 after taxes). The total net cost for the 30-year-old in this hypothetical example would be $39,265. If the individual in this hypothetical example waited until age 50, he would have to make a monthly pre-tax contribution of $747 (equivalent to $552 after taxes) to attain the goal, illustrating the importance of starting early.

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                                     CHART 4

[THE FOLLOWING DATA WAS REPRESENTED AS A BLACK AND WHITE
VERTICAL BAR GRAPH IN THE PRINTED DOCUMENT:]

                            GOAL: $250,000 BY AGE 65

                                                         Tax Savings
                                                     and Tax-deferred
                                        Net Cost     Earnings at 7.5%
 $93 per month        Age 30           $ 39,265             $ 210,735
$212 per month        Age 40             63,641               186,359
$552 per month        Age 50             99,383               150,617

[END OF GRAPHICALLY REPRESENTED DATA]


TAX DEFERRAL

Contributing to a retirement plan early is part of an effective strategy for addressing the impact of inflation. Another part of such a strategy is to carefully select the types of retirement programs in which to invest. In deciding where to invest retirement contributions, there are three basic types of programs.

The first type offers the most tax benefits and, therefore, is potentially the most beneficial for accumulating funds for retirement. Contributions are made with pre-tax dollars or are tax deductible and earnings grow income tax deferred. Examples of this type of program that permit individuals to make contributions through personal savings or indirectly through employer-offered salary deferrals are deductible Individual Retirement Annuities (IRAs); Tax-Sheltered Annuities (TSAs); Employee Deferred Compensation plans (EDCs); 401(k) plans; Salary Reduction Simplified Employee Pensions (SARSEPs); and SIMPLE IRAs.

Of course, not every individual is eligible to take advantage of these programs. Examples of this type of program which are employer funded are qualified defined contribution plans, SEPs and HR-10 (Keogh) Plans.

The second type of program also provides for tax-deferred earnings growth; however, contributions are made with after-tax dollars. Examples of this type of program are non-deductible Traditional IRAs and non-qualified annuities.

The third approach to retirement savings is fully taxable. Contributions are made with after-tax dollars and earnings are taxed each year. Examples of this type of program include certificates of deposit, savings accounts and taxable stock, bond or mutual fund investments.

Consider an example. For the type of retirement program that offers both pre-tax contributions and tax deferral, assume that a $2,500 annual pre-tax contribution is made for thirty years. In this example, the retirement funds would be $199,607 after thirty years (assuming a 7.5% rate of return, no withdrawals and assuming the deduction of a 1.75% Separate Account daily asset and Trust annual expense charges and a $30 administrative charge -- but no withdrawal charge) and such funds would be $277,886 without the effect of any charges. Assuming a lump sum withdrawal was made in year thirty and a 28% tax bracket, these amounts would be $143,717 and $200,078, respectively.

For the type of program that offers only tax deferral, assume an after-tax annual contribution of $1,800 for thirty years and the same rate of return. This after-tax contribution is derived by taxing the $2,500 pre-tax contribution, again assuming a 28% tax bracket. In this example, the retirement funds would be $143,468 after thirty years assuming the deduction of charges and no withdrawals, and $200,078 without the effect of charges. Assuming a lump sum withdrawal in year thirty, the total after-tax amount would be $118,417 with charges deducted and $159,176 without charges.

For the fully taxable investment, assume an after-tax contribution of $1,800 for thirty years. Earnings are taxed annually. After thirty years, the amount of this fully taxable investment is $135,058. Keep in mind that taxable investments have fees and charges, too (investment advisory fees, administrative charges, 12b-1 fees, sales loads, brokerage commissions, etc). We have not attempted to apply these fees and charges to the fully taxable amounts since this is intended merely as an example of tax deferral. Were such charges applied, the amounts in the fully taxable example would be lower. Again, it must be emphasized that the assumed rate of return of 7.5% compounded annually used in these examples is for illustrative purposes only and is not intended to represent a guaranteed or expected rate of return on any investment vehicle. Moreover, early withdrawals of tax-deferred investments are generally subject to a 10% penalty tax.

INVESTMENT OPTIONS

Selecting an appropriate retirement program is clearly an important part of an effective retirement planning strategy. Carefully choosing among investment options is another essential component.

As demonstrated in Chart 5, during the 1968-1998 period, common stock average annual returns outperformed the average annual returns of fixed investments, such as long-term government bonds and Treasury Bills (T-bills). See "Notes" at the end

--------------------------------------------------------------------------------
of this section. Common stocks earned an average annual return of 12.67% over this period, in contrast to 9.09% and 6.76% for the other two investment categories, respectively. Significantly, common stock returns also outpaced inflation, which grew at 5.24% over this period.

                                     CHART 5

[THE FOLLOWING DATA WAS REPRESENTED AS A SHADED
VERTICAL BAR GRAPH IN THE PRINTED DOCUMENT:]

Average Annual Returns
1968-1998

Inflation 5.24%

T-bills                                   6.76%
Long-Term Government Bonds                9.09%
Common Stock (S&P 500)                   12.67%

[END OF GRAPHICALLY REPRESENTED DATA]


While Chart 5 illustrates that investments in common stocks outperformed fixed-income investments for the 1968-1998 period, many people prefer to diversify their investments by selecting a mix of fixed-income and growth investments. In Chart 6, the growth of a $1,000 investment is shown given various mixes of fixed-income and growth investments. See "Notes" at the end of this section.

                                     CHART 6

[THE FOLLOWING DATA WAS REPRESENTED AS A SHADED
VERTICAL BAR GRAPH IN THE TYPESET DOCUMENT:]

Growth of $1,000
1968-1998

100% T-bills                                       $7,113
70% Long-Term Government Bonds/30% Common Stock   $19,579
50% Long-Term Government Bonds/50% Common Stock   $24,118
100% Common Stock                                 $35,814

[END OF GRAPHICALLY REPRESENTED DATA]


NOTES
1. Common Stocks: Standard & Poor's (S&P) Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Results shown assume reinvestment of dividends. Both market value and return on common stock will vary.

2. U.S. Government Securities: Long-term Government Bonds are measured using a one-bond portfolio constructed each year containing a bond with approximately a 20-year maturity and a reasonably current coupon. U.S. Treasury Bills are measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month. U.S. Government securities are guaranteed as to principal and interest and, if held to maturity, offer a fixed rate of return.

     However, market value and return on such securities will fluctuate prior to maturity.

EQUI-VEST(R) can be effective for diversifying ongoing investments between various asset categories. In addition, for individuals investing a lump sum, special features are offered which help address the risk associated with timing the equity markets. Specifically, an interest sweep function is offered whereby an individual can initially contribute a lump sum in the guaranteed interest option and then sweep the interest generated by the

--------------------------------------------------------------------------------
investment into any of the growth-oriented options over a specified period of time. In addition, a fixed-dollar transfer function is offered whereby an individual can contribute a lump sum in the guaranteed interest option and then transfer a fixed-dollar amount into the growth-oriented options over a specified period of time. Neither of these features can guarantee a profit or assure against loss in a declining market.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Options, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate plan contributions among the investment options available under your plan.

Historically, the long-term investment performance of common stocks has generally been superior to that of long- or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their account value to those variable investment options that invest in stocks.

                    Growth of $1 Invested on January 1, 1958
                      (Values are as of last business day)

[THE FOLLOWING DATA WAS REPRESENTED AS A
SHADED AREA GRAPH IN THE PRINTED DOCUMENT:]


               Common Stock       Inflation
1958               1.00              1.00
1959               1.12              1.01
1960               1.12              1.03
1961               1.43              1.04
1962               1.30              1.05
1963               1.60              1.07
1964               1.86              1.08
1965               2.10              1.10
1966               1.88              1.14
1967               2.34              1.17
1968               2.59              1.23
1969               2.37              1.30
1970               2.47              1.37
1971               2.82              1.42
1972               3.36              1.47
1973               2.87              1.60
1974               2.11              1.79
1975               2.89              1.92
1976               3.58              2.01
1977               3.32              2.15
1978               3.54              2.34
1979               4.19              2.65
1980               5.55              2.98
1981               5.28              3.25
1982               6.41              3.37
1983               7.86              3.50
1984               8.35              3.64
1985              11.03              3.78
1986              13.07              3.82
1987              13.75              3.99
1988              16.07              4.16
1989              21.13              4.36
1990              20.46              4.62
1991              26.74              4.76
1992              28.75              4.90
1993              31.63              5.04
1994              32.04              5.17
1995              44.03              5.30
1996              54.19              5.48
1997              72.27              5.57
1998              92.93              5.67


[LIGHT SHADED AREA = COMMON STOCK]
[DARK SHADED AREA = INFLATION]

[END OF GRAPHICALLY REPRESENTED DATA]

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed-income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their account value to those variable investment options that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that reflects the volatility inherent in the investment of common stocks.

                    Growth of $1 invested on January 1, 1990
                      (Values are as of last business day)

[THE FOLLOWING DATA WAS REPRESENTED AS A BLACK AND WHITE LINE GRAPH IN THE PRINTED DOCUMENT:]

                       Intermediate-Term
                          Govt. Bonds               Common Stocks
  1/1/90                      1.00                      1.00
  Jan.                        0.99                      0.93
  Feb.                        0.99                      0.94
  Mar.                        0.99                      0.97
  Apr.                        0.98                      0.95
  May                         1.01                      1.04
  June                        1.02                      1.03
  July                        1.04                      1.03
  Aug.                        1.03                      0.93
  Sep.                        1.04                      0.89
  Oct.                        1.06                      0.89
  Nov.                        1.08                      0.94
  Dec.                        1.10                      0.97

[END OF GRAPHICALLY REPRESENTED DATA]

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The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1998 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected. The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate nor guarantee of future performance. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of Separate Account A. In addition, there is no assurance that the performance of the investment options will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the options (which reflect The Hudson River Trust and Separate Account A charges), see "Investment Performance" in the prospectus or the Trust prospectuses for The Hudson River Trust and EQ Advisors Trust (which do not reflect Separate Account A charges).

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                                               MARKET TRENDS:
                                     ILLUSTRATIVE ANNUAL RATES OF RETURN
-------------------------------------------------------------------------------------------------------------------------------
                                                   LONG-TERM      LONG-TERM     INTERMEDIATE-        U.S.
FOR THE FOLLOWING PERIODS            COMMON       GOVERNMENT      CORPORATE      TERM GOV'T.       TREASURY       CONSUMER
ENDING DECEMBER 31, 1998             STOCKS          BONDS          BONDS           BONDS            BILLS       PRICE INDEX
-------------------------------------------------------------------------------------------------------------------------------
1 Year                               28.58%         13.06%         10.76%         10.21%             4.86%          1.80%
3 Years                              28.27           9.07           8.25           6.84              5.11           2.27
5 Years                              24.06           9.52           8.74           6.20              4.96           2.41
10 Years                             19.19          11.66          10.85           8.74              5.29           3.14
20 Years                             17.75          11.14          10.86           9.85              7.17           4.53
30 Years                             12.67           9.09           9.14           8.71              6.76           5.24
40 Years                             12.00           7.20           7.43           7.39              5.94           4.44
50 Years                             13.56           5.89           6.20           6.21              5.07           3.92
60 Years                             12.49           5.43           5.62           5.50              4.26           4.19
Since 12/31/26                       11.21           5.29           5.78           5.32              3.78           3.15
Inflation Adjusted Since 1926         7.82           2.08           2.55           2.11              0.62             --
-------------------------------------------------------------------------------------------------------------------------------

SOURCE: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation
1999 Yearbook,(TM)   Ibbotson Associates, Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS -- For the period 1969-1998, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1998; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS -- Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. TREASURY BILLS -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.
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FINANCIAL STATEMENTS
The consolidated financial statements of The Equitable included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the contracts.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants..................................................................................      FSA-2
Financial Statements:
      Statements of Assets and Liabilities, December 31, 1998......................................................      FSA-3
      Statements of Operations for the Year Ended December 31, 1998................................................      FSA-6
      Statements of Changes in Net Assets for the Years Ended December 31, 1998 and 1997...........................      FSA-9
      Notes to Financial Statements................................................................................     FSA-16


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants..................................................................................        F-1
      Consolidated Financial Statements:
      Consolidated Balance Sheets, December 31, 1998 and 1997......................................................        F-2
      Consolidated Statements of Earnings, Years Ended December 31, 1998, 1997 and 1996............................        F-3
      Consolidated Statements of Shareholder's Equity, Years Ended December 31, 1998,
         1997 and 1996.............................................................................................        F-4
      Consolidated Statements of Cash Flows, Years Ended December 31, 1998, 1997 and 1996..........................        F-5
      Notes to Consolidated Financial Statements...................................................................        F-6



                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account A of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Alliance Common Stock Fund, Alliance Global Fund, Alliance International Fund, Alliance Aggressive Stock Fund, Alliance Small Cap Growth Fund, Alliance Conservative Investors Fund, Alliance Growth Investors Fund, Alliance Balanced Fund ("Hudson River Trust funds") and the T. Rowe Price Equity Income Fund, EQ/Putnam Growth & Income Value Fund, Merrill Lynch Basic Value Equity Fund, MFS Research Fund, T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Warburg Pincus Small Company Value Fund, MFS Emerging Growth Companies Fund, EQ/Putnam Balanced Fund, and Merrill Lynch World Strategy Fund ("EQ Advisors Trust funds"), separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account A at December 31, 1998 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1998 with the transfer agent, provide a reasonable basis for the opinion expressed above. The unit value information presented in Note 6 for the year ended December 31, 1992 and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.





PricewaterhouseCoopers LLP
New York, New York
February 8, 1999



                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                       FIXED INCOME SERIES:
                                                                 --------------------------------------------------------------
                                                                                     ALLIANCE
                                                                    ALLIANCE       INTERMEDIATE      ALLIANCE         ALLIANCE
                                                                     MONEY          GOVERNMENT       QUALITY            HIGH
                                                                     MARKET         SECURITIES         BOND             YIELD
                                                                      FUND             FUND            FUND             FUND
                                                                 ------------      -----------      -----------     ------------
ASSETS:
Investments in shares of The Trusts,
  at market value (Note 2):
  Cost:     $126,393,531....................................     $126,082,971
              52,884,907....................................                       $53,855,750
              81,574,491....................................                                        $81,903,603
             234,155,055....................................                                                        $198,398,150
             132,387,446....................................
              68,826,963....................................
             507,038,678....................................
             860,530,108....................................
Receivable for Trust shares sold............................               --               --               --               --
Due from Equitable Life's General Account
   (Note 3).................................................          443,930           94,544          181,937          255,904
                                                                 ------------     ------------     ------------    -------------
        Total assets........................................      126,526,901       53,950,294       82,085,540      198,654,054
                                                                 ------------     ------------     ------------    -------------
LIABILITIES:
Payable for  Trust shares purchased.........................          440,784           96,954          173,181          263,793
Due to Equitable Life's General Account
   (Note 3).................................................               --               --               --               --
Net accumulated amount of (i) mortality risk,
   death benefit, expense and expense risk
   charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...............          179,001          351,346          445,982          206,805
                                                                 ------------     ------------     ------------    -------------
        Total liabilities...................................          619,785          448,300          619,163          470,598
                                                                 ------------     ------------     ------------    -------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS
   (NOTE 5).................................................     $125,907,116      $53,501,994      $81,466,377     $198,183,456
                                                                 ============     ============     ============    =============

                                                                                             EQUITY SERIES:
                                                                 -------------------------------------------------------------------
                                                                                         EQ/
                                                                  T.ROWE PRICE         PUTNAM          ALLIANCE          ALLIANCE
                                                                     EQUITY           GROWTH &         GROWTH &           EQUITY
                                                                     INCOME         INCOME VALUE        INCOME            INDEX
                                                                      FUND              FUND             FUND             FUND
                                                                  -------------     -------------     ------------    --------------
ASSETS:
Investments in shares of The Trusts,
  at market value (Note 2):
  Cost:     $126,393,531....................................
              52,884,907....................................
              81,574,491....................................
             234,155,055....................................
             132,387,446....................................       $139,978,924
              68,826,963....................................                         $74,988,792
             507,038,678....................................                                         $599,468,994
             860,530,108...................................                                                           $1,153,005,368
Receivable for Trust shares sold............................                 --              --                --                --
Due from Equitable Life's General Account
   (Note 3).................................................          1,106,116          672,410        1,904,968         11,149,643
                                                                   ------------      -----------     ------------     --------------
        Total assets........................................        141,085,040       75,661,202      601,373,962      1,164,155,011
                                                                   ------------      -----------     ------------     --------------
LIABILITIES:
Payable for  Trust shares purchased.........................          1,106,116          672,410        1,608,787         11,151,657
Due to Equitable Life's General Account
   (Note 3).................................................                 --               --               --                 --
Net accumulated amount of (i) mortality risk,
   death benefit, expense and expense risk
   charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...............            163,834          162,192          742,644            715,187
                                                                   ------------      -----------     ------------     --------------
        Total liabilities...................................          1,269,950          834,602        2,351,431         11,866,844
                                                                   ------------      -----------     ------------     --------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS
   (NOTE 5).................................................       $139,815,090      $74,826,600     $599,022,531     $1,152,288,167
                                                                   ============      ===========     ============     ==============

---------------------
See Notes to Financial Statements.


                                      FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      EQUITY SERIES (CONTINUED):
                                                                -------------------------------------------------------------------
                                                                  MERRILL
                                                                  LYNCH           ALLIANCE
                                                                BASIC VALUE        COMMON              MFS             ALLIANCE
                                                                  EQUITY           STOCK             RESEARCH           GLOBAL
                                                                   FUND             FUND               FUND              FUND
                                                                ------------    --------------    --------------    ---------------
ASSETS:
Investments in shares of The Trusts,
  at market value (Note 2):
  Cost:     $        56,223,556.............................    $57,472,290
                  5,604,901,871.............................                    $7,729,532,779
                     88,527,561.............................                                        $102,398,515
                    609,414,934.............................                                                          $727,190,716
                    127,648,223.............................
                     66,625,462.............................
                     17,147,883.............................
                  3,378,240,751.............................
Receivable for  Trust shares sold...........................             --                 --                --           568,149
Due from Equitable Life's General Account
   (Note 3).................................................        556,978          5,851,659         4,489,476                --
                                                                -----------     --------------      ------------      -------------
        Total assets........................................     58,029,268      7,735,384,438       106,887,991       727,758,865
                                                                -----------     --------------      ------------      -------------
LIABILITIES:
Payable for Trust shares purchased..........................        556,953          5,468,912         4,489,434                --
Due to Equitable Life's General Account
   (Note 3).................................................             --                 --                --           600,419
Net accumulated amount of (i) mortality risk,
   death benefit, expense and expense risk
   charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...............        119,600          4,142,124           148,866           358,278
                                                                -----------     --------------      ------------      -------------
        Total liabilities...................................        676,553          9,611,036         4,638,300           958,697
                                                                -----------     --------------      ------------      -------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS
   (NOTE 5).................................................    $57,352,715     $7,725,773,402      $102,249,691      $726,800,168
                                                                ===========     ==============      ============      =============

                                                                                      EQUITY SERIES (CONTINUED):
                                                                ------------------------------------------------------------------
                                                                                      T.ROWE         MORGAN
                                                                                      PRICE          STANLEY
                                                                                      INTER-         EMERGING          ALLIANCE
                                                                   ALLIANCE          NATIONAL        MARKETS          AGGRESSIVE
                                                                INTERNATIONAL         STOCK          EQUITY             STOCK
                                                                     FUND              FUND           FUND               FUND
                                                                -------------      -----------     -----------      --------------
ASSETS:
Investments in shares of The Trusts,
  at market value (Note 2):
  Cost:     $        56,223,556.............................
                  5,604,901,871.............................
                     88,527,561.............................
                    609,414,934.............................
                    127,648,223.............................    $130,220,038
                     66,625,462.............................                       $73,881,887
                     17,147,883.............................                                        $16,084,234
                  3,378,240,751.............................                                                          $3,168,974,945
Receivable for  Trust shares sold...........................         211,881                --               --            6,354,007
Due from Equitable Life's General Account
   (Note 3).................................................              --           179,720          115,594                  --
                                                                ------------       -----------      -----------       --------------
        Total assets........................................     130,431,919        74,061,607       16,199,828        3,175,328,952
                                                                ------------       -----------      -----------       --------------
LIABILITIES:
Payable for Trust shares purchased..........................              --           179,720          115,594                   --
Due to Equitable Life's General Account
   (Note 3).................................................         216,890                --               --            6,160,056
Net accumulated amount of (i) mortality risk,
   death benefit, expense and expense risk
   charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...............         193,242            90,602        3,574,314              670,310
                                                                ------------       -----------      -----------       --------------
        Total liabilities...................................         410,132           270,322        3,689,908            6,830,366
                                                                ------------       -----------      -----------       --------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS
   (NOTE 5).................................................    $130,021,787       $73,791,285      $12,509,920       $3,168,498,586
                                                                ============       ===========      ===========       ==============

---------------------
See Notes to Financial Statements.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                                        ASSET
                                                                                                                      ALLOCATION
                                                                                       EQUITY SERIES (CONCLUDED):       SERIES
                                                                   -----------------------------------------------  ---------------
                                                                                                        MFS
                                                                   WARBURG PINCUS    ALLIANCE         EMERGING           ALLIANCE
                                                                    SMALL COMPANY    SMALL CAP         GROWTH         CONSERVATIVE
                                                                        VALUE         GROWTH          COMPANIES        INVESTORS
                                                                        FUND           FUND             FUND              FUND
                                                                    -------------  ------------      ------------     -------------
ASSETS:
Investments in shares of The Trusts,
   at market value (Note 2):
   Cost:     $        97,621,394............................        $90,331,538
                     128,288,230............................                       $139,300,122
                     141,554,053............................                                         $177,252,578
                     111,402,771............................                                                           $120,069,941
                      32,776,608............................
                     739,431,816............................
                   1,207,545,862............................
                      10,547,792............................
Receivable for  Trust shares sold...........................                 --       1,068,050                --                --
Due from Equitable Life's General Account
   (Note 3).................................................            680,223              --         2,139,886           181,219
                                                                    -----------    ------------      ------------      ------------
        Total assets........................................         91,011,761     140,368,172       179,392,464       120,251,160
                                                                    -----------    ------------      ------------      ------------
LIABILITIES:
Payable for  Trust shares purchased.........................            680,223              --         2,139,886           182,458
Due to Equitable Life's General Account
   (Note 3).................................................                 --       1,051,042                --                --
Net accumulated amount of (i) mortality risk,
   death benefit, expense and expense risk
   charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...............            128,730         410,448            49,828           205,350
                                                                    -----------    ------------      ------------      ------------
        Total liabilities...................................            808,953       1,461,490         2,189,714           387,808
                                                                    -----------    ------------      ------------      ------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS
   (NOTE 5).................................................        $90,202,808    $138,906,682      $177,202,750      $119,863,352

                                                                                        ASSET ALLOCATION SERIES (CONTINUED):
                                                                    ---------------------------------------------------------------
                                                                                                                        MERRILL
                                                                        EQ/          ALLIANCE                            LYNCH
                                                                       PUTNAM        GROWTH             ALLIANCE         WORLD
                                                                      BALANCED       INVESTORS          BALANCED        STRATEGY
                                                                        FUND          FUND               FUND             FUND
                                                                    -----------    ------------      --------------    -----------
ASSETS:
Investments in shares of The Trusts,
   at market value (Note 2):
   Cost:     $        97,621,394............................
                     128,288,230............................
                     141,554,053............................
                     111,402,771............................
                      32,776,608............................        $34,787,837
                     739,431,816............................                       $842,909,418
                   1,207,545,862............................                                         $1,322,780,470
                      10,547,792............................                                                           $11,042,248
Receivable for  Trust shares sold...........................                 --              --             869,867             --
Due from Equitable Life's General Account
   (Note 3).................................................            344,836       1,901,167                 --          83,668
                                                                    -----------    ------------      --------------    -----------
        Total assets........................................         35,132,673     844,810,585       1,323,650,337     11,125,916
                                                                    -----------    ------------      --------------    -----------
LIABILITIES:
Payable for  Trust shares purchased.........................            344,836       1,905,292                  --         83,668
Due to Equitable Life's General Account
   (Note 3).................................................                 --              --             728,517             --
Net accumulated amount of (i) mortality risk,
   death benefit, expense and expense risk
   charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...............            147,171         687,262             186,147      1,772,681
                                                                    -----------    ------------      --------------    -----------
        Total liabilities...................................            492,007       2,592,554             914,664      1,856,349
                                                                    -----------    ------------      --------------    -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS
   (NOTE 5).................................................        $34,640,666    $842,218,031      $1,322,735,673    $ 9,269,567
                                                                    ===========    ============      ==============    ===========

---------------------
See Notes to Financial Statements.

                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                         FIXED INCOME SERIES:
                                                                  -----------------------------------------------------------------
                                                                                       ALLIANCE
                                                                                        INTER-
                                                                     ALLIANCE           MEDIATE       ALLIANCE          ALLIANCE
                                                                       MONEY          GOVERNMENT       QUALITY            HIGH
                                                                      MARKET          SECURITIES        BOND             YIELD
                                                                       FUND              FUND           FUND              FUND
                                                                    ----------       ----------       ----------       ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trusts.............................        $5,255,399       $2,342,433       $3,395,859       $ 20,512,530
                                                                    ----------       ----------       ----------       ------------
Expenses (Note 3):
      Asset-based charges...................................         1,481,147          587,870          794,815          2,600,402
Less: Reduction for expense limitation......................            48,970            7,750               --                 --
                                                                    ----------       ----------       ----------       ------------
      Net expenses..........................................         1,432,177          580,120          794,815          2,600,402
                                                                    ----------       ----------       ----------       ------------
NET INVESTMENT INCOME (LOSS)................................         3,823,222        1,762,313        2,601,044         17,912,128
                                                                    ----------       ----------       ----------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 2):
      Realized gain (loss) on investments...................           234,429          470,342          372,734              4,677
      Realized gain distribution from
        The Trusts..........................................             3,630               --        1,620,732          3,909,878
                                                                    ----------       ----------       ----------       ------------
   Net realized gain (loss).................................           238,059          470,342        1,993,466          3,914,555
   Change in unrealized appreciation
      (depreciation) of investments.........................           121,024          512,287         (486,113)       (36,813,923)
                                                                    ----------       ----------       ----------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................................           359,083          982,629        1,507,353        (32,899,368)
                                                                    ==========       ==========       ==========       ============
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS (NOTE 2).......................        $4,182,305       $2,744,942       $4,108,397       $(14,987,240)
                                                                    ==========       ==========       ==========       ============

                                                                                                  EQUITY SERIES:
                                                                    ---------------------------------------------------------------
                                                                                        EQ/
                                                                      T. ROWE         PUTNAM
                                                                       PRICE          GROWTH &          ALLIANCE         ALLIANCE
                                                                      EQUITY          INCOME            GROWTH &          EQUITY
                                                                      INCOME           VALUE             INCOME            INDEX
                                                                       FUND            FUND               FUND             FUND
                                                                    ----------       ----------       -----------      ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trusts.............................        $2,277,162       $  643,088       $ 1,653,807      $ 10,632,473
                                                                    ----------       ----------       -----------      ------------
Expenses (Note 3):
      Asset-based charges...................................         1,304,543          670,969         6,396,117        11,997,835
Less: Reduction for expense limitation......................                --               --                --                --
                                                                    ----------       ----------       -----------      ------------
      Net expenses..........................................         1,304,543          670,969         6,396,117        11,997,835
                                                                    ----------       ----------       -----------      ------------
NET INVESTMENT INCOME (LOSS)................................           972,619          (27,881)       (4,742,310)       (1,365,362)
                                                                    ----------       ----------       -----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 2):
      Realized gain (loss) on investments...................          (974,087)        (339,484)        3,660,147        40,077,379
      Realized gain distribution from
        The Trusts..........................................         2,932,028          580,684        48,006,831           339,719
                                                                    ----------       ----------       -----------      ------------
   Net realized gain (loss).................................         1,957,941          241,200        51,666,978        40,417,098
   Change in unrealized appreciation
      (depreciation) of investments.........................         4,171,888        5,418,025        39,346,894       170,263,193
                                                                    ----------       ----------       -----------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................................         6,129,829        5,659,225        91,013,872       210,680,291
                                                                    ----------       ----------       -----------      ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS (NOTE 2).......................        $7,102,448       $5,631,344       $86,271,562      $209,314,929
                                                                    ==========       ==========       ===========      ============



---------------------
See Notes to Financial Statements.


                                     FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                          EQUITY SERIES (CONTINUED):
                                                                  -----------------------------------------------------------------
                                                                     MERRILL
                                                                      LYNCH
                                                                      BASIC           ALLIANCE
                                                                      VALUE            COMMON              MFS           ALLIANCE
                                                                      EQUITY           STOCK            RESEARCH          GLOBAL
                                                                       FUND             FUND              FUND             FUND
                                                                  -----------     --------------      -----------      ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trusts.............................      $   550,754     $   42,754,627      $   249,000      $  7,924,674
                                                                  -----------     --------------      -----------      ------------

Expenses (Note 3):
      Asset-based charges...................................          494,290         95,988,818          735,308         8,877,655
Less: Reduction for expense limitation......................               --          6,717,477               --                --
                                                                  -----------     --------------      -----------      ------------
      Net expenses..........................................          494,290         89,271,341          735,308         8,877,655
                                                                  -----------     --------------      -----------      ------------
NET INVESTMENT INCOME (LOSS)................................           56,464        (46,516,714)        (486,308)         (952,981)
                                                                  -----------     --------------      -----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 2):
      Realized gain (loss) on investments...................       (1,204,767)       190,070,720         (916,443)       13,674,946
      Realized gain distribution from
        The Trusts..........................................        1,908,414        932,028,578               --        46,107,203
                                                                  -----------     --------------      -----------      ------------
   Net realized gain (loss).................................          703,647      1,122,099,298         (916,443)       59,782,149
   Change in unrealized appreciation
      (depreciation) of investments.........................        1,021,838        573,857,850       13,393,079        60,932,110
                                                                  -----------     --------------      -----------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................................        1,725,485      1,695,957,148       12,476,636       120,714,259
                                                                  ===========     ==============      ===========      ============
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS (NOTE 2).......................      $ 1,781,949     $1,649,440,434      $11,990,328      $119,761,278
                                                                  ===========     ==============      ===========      ============

                                                                                          EQUITY SERIES (CONTINUED):
                                                                  ---------------------------------------------------------------
                                                                                                        MORGAN
                                                                                    T. ROWE             STANLEY
                                                                   ALLIANCE        PRICE INTER-        EMERGING          ALLIANCE
                                                                    INTER-          NATIONAL-           MARKETS          AGGRESSIVE
                                                                   NATIONAL          STOCK              EQUITY            STOCK
                                                                     FUND             FUND               FUND              FUND
                                                                  -----------     ------------        -----------      ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trusts.............................      $ 2,332,648     $   628,616         $    61,144      $ 14,559,406
                                                                  -----------     -----------         -----------      ------------

Expenses (Note 3):
      Asset-based charges...................................        1,702,585         717,829             139,058        43,880,560
Less: Reduction for expense limitation......................               --              --                  --         3,621,990
                                                                  -----------     -----------         -----------      ------------
      Net expenses..........................................        1,702,585         717,829             139,058        40,258,570
                                                                  -----------     -----------         -----------      ------------
NET INVESTMENT INCOME (LOSS)................................          630,063         (89,213)            (77,914)      (25,699,164)
                                                                  -----------     -----------         -----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 2):
      Realized gain (loss) on investments...................       (6,316,417)     (2,187,587)         (4,762,302)       76,319,984
      Realized gain distribution from
        The Trusts..........................................           24,639             677                  --       153,501,697
                                                                  -----------     -----------         -----------      ------------
   Net realized gain (loss).................................       (6,291,778)     (2,186,910)         (4,762,302)      229,821,681
   Change in unrealized appreciation
      (depreciation) of investments.........................       17,134,710       8,173,937              34,335      (233,439,908)
                                                                  -----------     -----------         -----------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................................       10,842,932       5,987,027          (4,727,967)       (3,618,227)
                                                                  ===========     ===========         ===========      ============
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS (NOTE 2).......................      $11,472,995     $ 5,897,814         $(4,805,881)    $ (29,317,391)
                                                                  ===========     ===========         ===========     =============


---------------------
See Notes to Financial Statements.


                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                       EQUITY SERIES (CONCLUDED):
                                                                   ----------------------------------------------------------------
                                                                                                          MFS
                                                                   WARBURG PINCUS     ALLIANCE          EMERGING           ALLIANCE
                                                                    SMALL COMPANY     SMALL CAP          GROWTH         CONSERVATIVE
                                                                        VALUE          GROWTH           COMPANIES        INVESTORS
                                                                        FUND            FUND              FUND              FUND
                                                                   ------------      ------------      ----------       -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trusts.............................       $    420,391      $     11,795      $     2,970      $ 4,213,562
                                                                   ------------      ------------      -----------      -----------
Expenses (Note 3):
      Asset-based charges...................................          1,049,204         1,437,474        1,125,210        1,406,739
Less: Reduction for expense limitation......................                 --                --               --               --
                                                                   ------------      ------------      -----------      -----------
      Net expenses..........................................          1,049,204         1,437,474        1,125,210        1,406,739
                                                                   ------------      ------------      -----------      -----------
NET INVESTMENT INCOME (LOSS)................................           (628,813)       (1,425,679)      (1,122,240)       2,806,823
                                                                   ------------      ------------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 2):
      Realized gain (loss) on investments...................         (3,319,964)      (18,408,722)      (4,911,369)       1,336,530
      Realized gain distribution from
        The Trusts..........................................                 --                --               --        6,357,062
                                                                   ------------      ------------      -----------      -----------
   Net realized gain (loss).................................         (3,319,964)      (18,408,722)      (4,911,369)       7,693,592
   Change in unrealized appreciation
      (depreciation) of investments.........................         (7,312,118)       12,576,541       35,293,322        2,040,567
                                                                   ------------      ------------      -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................................        (10,632,082)       (5,832,181)      30,381,953        9,734,159
                                                                   ============      ============      ===========      ===========
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS (NOTE 2).......................       $(11,260,895)     $ (7,257,860)     $29,259,713      $12,540,982
                                                                   ============      ============      ===========      ===========

                                                                                        ASSET ALLOCATION SERIES:
                                                                    -------------------------------------------------------------
                                                                                                                         MERRILL
                                                                        EQ/           ALLIANCE                            LYNCH
                                                                       PUTNAM         GROWTH            ALLIANCE          WORLD
                                                                      BALANCED       INVESTORS          BALANCED         STRATEGY
                                                                        FUND           FUND               FUND             FUND
                                                                    -----------    ------------      --------------    ----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trusts.............................       $  634,198        $ 15,542,047      $ 33,629,387     $  83,000
                                                                   ----------        ------------      ------------     ---------

Expenses (Note 3):
      Asset-based charges...................................          287,370          10,042,667        18,391,448        94,329
Less: Reduction for expense limitation......................               --                  --         2,004,680            --
                                                                   ----------        ------------      ------------     ---------
      Net expenses..........................................          287,370          10,042,667        16,386,768        94,329
                                                                   ----------        ------------      ------------     ---------
NET INVESTMENT INCOME (LOSS)................................          346,828           5,499,380        17,242,619       (11,329)
                                                                   ----------        ------------      ------------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 2):
      Realized gain (loss) on investments...................          307,112           8,822,060        23,244,711      (103,174)
      Realized gain distribution from
        The Trusts..........................................          395,016          67,065,259       110,287,707            --
                                                                   ----------        ------------      ------------     ---------
   Net realized gain (loss).................................          702,128          75,887,319       133,532,418      (103,174)
   Change in unrealized appreciation
      (depreciation) of investments.........................        1,408,394          40,944,576        42,665,225       648,068
                                                                   ----------        ------------      ------------     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................................        2,110,522         116,831,895       176,197,643       544,894
                                                                   ----------        ------------      ------------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS (NOTE 2).......................       $2,457,350        $122,331,275      $193,440,262     $ 533,565
                                                                   ==========        ============      ============     =========


---------------------
See Notes to Financial Statements.


                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                             FIXED INCOME SERIES:
                                                                   -----------------------------------------------------------------
                                                                             ALLIANCE
                                                                           MONEY MARKET                    ALLIANCE INTERMEDIATE
                                                                               FUND                     GOVERNMENT SECURITIES FUND
                                                                   ------------------------------      -----------------------------
                                                                      1998              1997               1998            1997
                                                                   ------------      ------------       -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................       $  3,823,222      $  3,606,969       $ 1,762,313     $ 1,421,306
   Net realized gain (loss) on investments..................            238,059           236,951           470,342          63,438
   Change in unrealized appreciation
      (depreciation) of investments.........................            121,024           (78,466)          512,287         431,540
                                                                   ------------      ------------       -----------     -----------
   Net increase in net assets from operations...............          4,182,305         3,765,454         2,744,942       1,916,284
                                                                   ------------      ------------       -----------     -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................         59,238,443        86,657,302        10,106,543       7,536,973
      Transfers from other Funds and
        Guaranteed Interest Account.........................         99,124,881        47,922,157        23,196,411       8,017,226
                                                                   ------------      ------------       -----------     -----------
           Total............................................        158,363,324       134,579,459        33,302,954      15,554,199
                                                                   ------------      ------------       -----------     -----------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................         25,401,484        16,145,603         5,018,282       3,204,151
      Transfers to other Funds and
        Guaranteed Interest Account.........................        108,901,266       117,776,744        14,425,062       6,576,233
      Withdrawal and administrative charges.................            307,072           297,412            75,927          54,007
                                                                   ------------      ------------       -----------     -----------
           Total............................................        134,609,822       134,219,759        19,519,271       9,834,391
                                                                   ------------      ------------       -----------     -----------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................         23,753,502           359,700        13,783,683       5,719,808
                                                                   ------------      ------------       -----------     -----------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........             99,791           (68,437)          (40,620)        (50,296)
                                                                   ------------      ------------       -----------     -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         28,035,598         4,056,717        16,488,005       7,585,796
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         97,871,518        93,814,801        37,013,989      29,428,193
                                                                   ------------      ------------       -----------     -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................       $125,907,116      $ 97,871,518       $53,501,994     $37,013,989
                                                                   ============      ============       ===========     ===========

                                                                                             FIXED INCOME SERIES:
                                                                   ----------------------------------------------------------------
                                                                            ALLIANCE                           ALLIANCE
                                                                          QUALITY BOND                        HIGH YIELD
                                                                              FUND                               FUND
                                                                   ----------------------------       -----------------------------
                                                                      1998              1997               1998            1997
                                                                   -----------       -----------      ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................       $ 2,601,044       $ 1,622,820      $ 17,912,128     $ 10,021,713
   Net realized gain (loss) on investments..................         1,993,466           249,479         3,914,555        8,751,281
   Change in unrealized appreciation
      (depreciation) of investments.........................          (486,113)          547,099       (36,813,923)        (187,263)
                                                                   -----------       -----------      ------------     ------------
   Net increase in net assets from operations...............         4,108,397         2,419,398       (14,987,240)      18,585,731
                                                                   -----------       -----------      ------------     ------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................        20,999,014         8,725,632        52,878,815       39,249,294
      Transfers from other Funds and
        Guaranteed Interest Account.........................        46,264,543        14,735,972       114,552,746       81,831,743
                                                                   -----------       -----------      ------------     ------------
           Total............................................        67,263,557        23,461,604       167,431,561      121,081,037
                                                                   -----------       -----------      ------------     ------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................         4,294,846         2,471,399        15,414,754        9,034,492
      Transfers to other Funds and
        Guaranteed Interest Account.........................        26,129,927         9,009,004        96,757,242       50,004,724
      Withdrawal and administrative charges.................            64,190            49,238           269,447          180,111
                                                                   -----------       -----------      ------------     ------------
           Total............................................        30,488,963        11,529,641       112,441,443       59,219,327
                                                                   -----------       -----------      ------------     ------------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................        36,774,594        11,931,963        54,990,118       61,861,710
                                                                   -----------       -----------      ------------     ------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........           (65,774)          (51,466)          (32,954)        (195,148)
                                                                   -----------       -----------      ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        40,817,217        14,299,895        39,969,924       80,252,293
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        40,649,160        26,349,265       158,213,532       77,961,239
                                                                   -----------       -----------      ------------     ------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................       $81,466,377       $40,649,160      $198,183,456     $158,213,532
                                                                   ===========       ===========      ============     ============


---------------------
See Notes to Financial Statements.

                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                               EQUITY SERIES:
                                                                     --------------------------------------------------------------
                                                                           T. ROWE PRICE                       EQ/PUTNAM
                                                                           EQUITY INCOME                 GROWTH & INCOME VALUE
                                                                              FUND(a)                           FUND(a)
                                                                     -----------------------------     ----------------------------
                                                                        1998              1997            1998             1997
                                                                     ------------      -----------     -----------      -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................         $    972,619      $   213,607     $   (27,881)     $    27,593
   Net realized gain (loss) on investments..................            1,957,941           84,219         241,200           48,562
   Change in unrealized appreciation
      (depreciation) of investments.........................            4,171,888        3,419,591       5,418,025          743,804
                                                                     ------------      -----------     -----------      -----------
   Net increase in net assets from operations...............            7,102,448        3,717,417       5,631,344          819,959
                                                                     ------------      -----------     -----------      -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................           34,984,402       14,253,368      21,041,270        9,287,300
      Transfers from other Funds and
        Guaranteed Interest Account.........................           70,500,028       49,127,513      31,492,288       21,624,425
                                                                     ------------      -----------     -----------      -----------
           Total............................................          105,484,430       63,380,881      52,533,558       30,911,725
                                                                     ------------      -----------     -----------      -----------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................            4,063,205          461,902       2,208,567          221,732
      Transfers to other Funds and
        Guaranteed Interest Account.........................           26,010,302        8,775,894       9,702,715        2,466,969
      Withdrawal and administrative charges.................               88,752            7,224          53,830            5,138
                                                                     ------------      -----------     -----------      -----------
           Total............................................           30,162,259        9,245,020      11,965,112        2,693,839
                                                                     ------------      -----------     -----------      -----------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................           75,322,171       54,135,861      40,568,446       28,217,886
                                                                     ------------      -----------     -----------      -----------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........              (94,421)        (368,386)       (127,918)        (283,117)
                                                                     ------------      -----------     -----------      -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................           82,330,198       57,484,892      46,071,872       28,754,728
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................           57,484,892               --      28,754,728               --
                                                                     ------------      -----------     -----------      -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         $139,815,090      $57,484,892     $74,826,600      $28,754,728
                                                                     ============      ===========     ===========      ===========

                                                                                              EQUITY SERIES:
                                                                     --------------------------------------------------------------
                                                                               ALLIANCE                             ALLIANCE
                                                                            GROWTH & INCOME                       EQUITY INDEX
                                                                                 FUND                                 FUND
                                                                     -------------------------------   ----------------------------
                                                                        1998              1997            1998             1997
                                                                     -------------     ------------    --------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................         $  (4,742,310)    $   (881,670)   $   (1,365,362) $    785,831
   Net realized gain (loss) on investments..................            51,666,978       22,637,435        40,417,098    15,251,160
   Change in unrealized appreciation
      (depreciation) of investments.........................            39,346,894       34,617,976       170,263,193    98,430,290
                                                                     -------------     ------------    --------------   -----------
   Net increase in net assets from operations...............            86,271,562       56,373,741       209,314,929   114,467,281
                                                                     -------------     ------------    --------------   -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................           101,906,524       77,902,559       169,623,980   123,805,230
      Transfers from other Funds and
        Guaranteed Interest Account.........................           162,800,542      159,040,741       637,861,607   497,060,564
                                                                     -------------     ------------    --------------   -----------
           Total............................................           264,707,066      236,943,300       807,485,587   620,865,794
                                                                     -------------     ------------    --------------   -----------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................            30,427,264       15,991,738        55,265,209    26,845,795
      Transfers to other Funds and
        Guaranteed Interest Account.........................            89,917,684       70,222,768       455,238,354   332,805,482
      Withdrawal and administrative charges.................               678,233          387,138         1,207,740       650,256
                                                                     -------------     ------------    --------------   -----------
           Total............................................           121,023,181       86,601,644       511,711,303   360,301,533
                                                                     -------------     ------------    --------------   -----------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................           143,683,885      150,341,656       295,774,284   260,564,261
                                                                     -------------     ------------    --------------   -----------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........              (817,183)        (337,427)       (1,687,941)     (491,351)
                                                                     -------------     ------------    --------------   -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................           229,138,264      206,377,970       503,401,272   374,540,191
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................           369,884,267      163,506,297       648,886,895   274,346,704
                                                                     -------------     ------------    --------------   -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................          $599,022,531     $369,884,267    $1,152,288,167  $648,886,895
                                                                     =============     ============    ==============  ============

---------------------
(a)  Commenced operations on May 1, 1997.
See Notes to Financial Statements.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                     EQUITY SERIES (CONTINUED):
                                                               --------------------------------------------------------------------
                                                                                                             ALLIANCE
                                                               MERRILL LYNCH BASIC VALUE                   COMMON STOCK
                                                                     EQUITY FUND(a)                            FUND
                                                               ------------------------------ -------------------------------------
                                                                  1998             1997                1998               1997
                                                               -----------      -----------       --------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $    56,464      $    28,039       $  (46,516,714)    $  (40,194,434)
   Net realized gain (loss) on investments..................       703,647           32,936        1,122,099,298        520,414,631
   Change in unrealized appreciation
      (depreciation) of investments.........................     1,021,838          226,896          573,857,850        776,898,715
                                                               -----------      -----------       --------------     --------------
   Net increase in net assets from
      operations............................................     1,781,949          287,871        1,649,440,434      1,257,118,912
                                                               -----------      -----------       --------------     --------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................    18,099,811        5,085,307          526,598,693        485,617,488
      Transfers from other Funds and
        Guaranteed Interest Account.........................    54,374,032       15,531,026        1,219,987,398        981,404,674
                                                               -----------      -----------       --------------     --------------
           Total............................................    72,473,843       20,616,333        1,746,586,091      1,467,022,162
                                                               -----------      -----------       --------------     --------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................     1,998,824          146,225          439,741,977        326,957,672
      Transfers to other Funds and
        Guaranteed Interest Account.........................    31,529,622        3,680,513        1,134,646,060        793,882,977
      Withdrawal and administrative
        charges.............................................        37,806            3,018            7,821,832          6,730,878
                                                               -----------      -----------       --------------     --------------
           Total............................................    33,566,252        3,829,756        1,582,209,869      1,127,571,527
                                                               -----------      -----------       --------------     --------------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................    38,907,591       16,786,577          164,376,222        339,450,635
                                                               -----------      -----------       --------------     --------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........      (112,369)        (298,904)         (12,019,228)        (5,291,673)
                                                               -----------      -----------       --------------     --------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................    40,577,171       16,775,544        1,801,797,428      1,591,277,874
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................    16,775,544               --        5,923,975,974      4,332,698,100
                                                               -----------      -----------       --------------     --------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................   $57,352,715      $16,775,544       $7,725,773,402     $5,923,975,974
                                                               ===========      ===========       ==============     ==============

                                                                                     EQUITY SERIES (CONTINUED):
                                                               ------------------------------------------------------------------
                                                                       MFS RESEARCH                       ALLIANCE GLOBAL
                                                                          FUND(a)                               FUND
                                                               -------------------------------  ---------------------------------
                                                                  1998             1997                1998               1997
                                                               ------------     ------------       ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................   $   (486,308)    $    (44,322)     $   (952,981)      $  4,053,343
   Net realized gain (loss) on investments..................       (916,443)         156,450        59,782,149         44,106,582
   Change in unrealized appreciation
      (depreciation) of investments.........................     13,393,079          477,876        60,932,110          7,345,361
                                                               ------------     ------------      ------------       ------------
   Net increase in net assets from
      operations............................................     11,990,328          590,004       119,761,278         55,505,286
                                                               ------------     ------------      ------------       ------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................     26,220,920        9,395,788        73,052,084         89,835,392
      Transfers from other Funds and
        Guaranteed Interest Account.........................     79,372,885       21,884,490        97,000,214        100,167,043
                                                               ------------     ------------      ------------       ------------
           Total............................................    105,593,805       31,280,278       170,052,298        190,002,435
                                                               ------------     ------------      ------------       ------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................      2,234,932          315,298        45,379,156         38,003,491
      Transfers to other Funds and
        Guaranteed Interest Account.........................     39,937,639        3,913,603       124,416,716         93,151,966
      Withdrawal and administrative
        charges.............................................         56,352            4,474         1,061,880          1,013,918
                                                               ------------     ------------      ------------       ------------
           Total............................................     42,228,923        4,233,375       170,857,752        132,169,375
                                                               ------------     ------------      ------------       ------------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................     63,364,882       27,046,903          (805,454)        57,833,060
                                                               ------------     ------------      ------------       ------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........       (280,049)        (462,377)         (667,287)          (280,980)
                                                               ------------     ------------      ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................     75,075,161       27,174,530       118,288,537        113,057,366
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................     27,174,530               --       608,511,631        495,454,265
                                                               ------------     ------------      ------------       ------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................   $102,249,691      $27,174,530      $726,800,168       $608,511,631
                                                               ============      ===========      ============       ============


---------------------
(a)  Commenced operations on May 1, 1997.
See Notes to Financial Statements.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                           EQUITY SERIES (CONTINUED):
                                                                   -----------------------------------------------------------------

                                                                            ALLIANCE                         T. ROWE PRICE
                                                                          INTERNATIONAL                   INTERNATIONAL STOCK
                                                                              FUND                              FUND(a)
                                                                   ------------------------------     -----------------------------
                                                                     1998              1997              1998             1997
                                                                   ------------     -------------     ------------      -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................       $    630,063      $  1,841,231      $   (89,213)     $  (167,342)
   Net realized gain (loss) on investments..................         (6,291,778)        8,984,846       (2,186,910)      (1,454,589)
   Change in unrealized appreciation
      (depreciation) of investments.........................         17,134,710       (15,797,804)       8,173,937         (917,513)
                                                                   ------------      ------------      -----------      -----------
   Net increase in net assets from
      operations............................................         11,472,995        (4,971,727)       5,897,814       (2,539,444)
                                                                   ------------      ------------      -----------      -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................         18,021,919        27,672,360       17,268,615       11,943,016
      Transfers from other Funds and
        Guaranteed Interest Account.........................        252,313,930       151,532,780       79,807,973       48,742,022
                                                                   ------------      ------------      -----------      -----------
           Total............................................        270,335,849       179,205,140       97,076,588       60,685,038
                                                                   ------------      ------------      -----------      -----------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................          9,618,434         9,154,376        2,262,558          551,644
      Transfers to other Funds and
        Guaranteed Interest Account.........................        259,822,531       143,958,994       64,643,746       19,727,736
      Withdrawal and administrative
        charges.............................................            226,908           226,612           65,025           12,207
                                                                   ------------      ------------      -----------      -----------
           Total............................................        269,667,873       153,339,982       66,971,329       20,291,587
                                                                   ------------      ------------      -----------      -----------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................            667,976        25,865,158       30,105,259       40,393,451
                                                                   ------------      ------------      -----------      -----------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........            (208,473)           8,298         (140,255)          74,460
                                                                   ------------      ------------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         11,932,498        20,901,729       35,862,818       37,928,467
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        118,089,289        97,187,560       37,928,467               --
                                                                   ------------      ------------      -----------      -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................       $130,021,787      $118,089,289      $73,791,285      $37,928,467
                                                                   ============      ============      ===========      ===========

                                                                                           EQUITY SERIES (CONTINUED):
                                                                   -----------------------------------------------------------------

                                                                        MORGAN STANLEY                          ALLIANCE
                                                                    EMERGING MARKETS EQUITY                 AGGRESSIVE STOCK
                                                                            FUND(b)                               FUND
                                                                   ----------------------------   ---------------------------------
                                                                     1998             1997            1998              1997
                                                                   -----------     ------------   --------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................       $   (77,914)    $     15,148   $   (25,699,164)   $  (36,023,732)
   Net realized gain (loss) on investments..................        (4,762,302)        (875,317)      229,821,681       414,890,550
   Change in unrealized appreciation
      (depreciation) of investments.........................            34,335       (1,097,984)     (233,439,908)      (79,262,405)
                                                                   -----------     ------------   ---------------    --------------
   Net increase in net assets from
      operations............................................        (4,805,881)      (1,958,153)      (29,317,391)     299,604,413
                                                                   -----------     ------------    --------------    --------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................         4,268,805        2,087,150       292,963,500       378,453,001
      Transfers from other Funds and
        Guaranteed Interest Account.........................        58,497,186       17,543,713       837,060,745     1,226,614,217
                                                                   -----------     ------------    --------------    --------------
           Total............................................        62,765,991       19,630,863     1,130,024,245     1,605,067,218
                                                                   -----------     ------------    --------------    --------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................           371,931           38,081       246,890,973       223,777,455
      Transfers to other Funds and
        Guaranteed Interest Account.........................        55,007,653       10,197,807     1,105,075,546     1,226,219,275
      Withdrawal and administrative
        charges.............................................            12,342            1,449         5,526,894         5,581,896
                                                                   -----------     ------------    --------------    --------------
           Total............................................        55,391,926       10,237,337     1,357,493,413     1,455,578,626
                                                                   -----------     ------------    --------------    --------------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................         7,374,065        9,393,526      (227,469,168)      149,488,592
                                                                   -----------     ------------    --------------    --------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........         1,295,969        1,210,394            63,901          (445,491)
                                                                   -----------     ------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         3,864,153        8,645,767      (256,722,658)      448,647,514
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         8,645,767               --     3,425,221,244     2,976,573,730
                                                                   -----------     ------------    --------------    --------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................       $12,509,920     $  8,645,767    $3,168,498,586    $3,425,221,244
                                                                   ============    ============    ==============    ===============


---------------------
(a)  Commenced operations on May 1, 1997.
(b)  Commenced operations on August 20, 1997.
See Notes to Financial Statements.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                        EQUITY SERIES (CONCLUDED):
                                                                -----------------------------------------------------------------
                                                                        WARBURG PINCUS                         ALLIANCE
                                                                      SMALL COMPANY VALUE                   SMALL CAP GROWTH
                                                                            FUND(a)                             FUND(a)
                                                                -------------------------------   -------------------------------
                                                                  1998             1997               1998                 1997
                                                                ------------     -----------      -------------         ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................    $   (628,813)   $   (233,472)    $   (1,425,679)     $   (226,153)
   Net realized gain (loss) on investments..................      (3,319,964)       (398,282)       (18,408,722)        2,928,197
   Change in unrealized appreciation
      (depreciation) of investments.........................      (7,312,118)         22,263         12,576,541        (1,564,649)
                                                                ------------    ------------      -------------      ------------
   Net increase in net assets from operations...............     (11,260,895)       (609,491)        (7,257,860)        1,137,395
                                                                ------------    ------------      -------------      ------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................      25,746,572      17,932,084         43,309,112        15,686,202
      Transfers from other Funds and
        Guaranteed Interest Account.........................      45,701,935      95,994,086        363,094,583       134,506,874
                                                                ------------    ------------      -------------      ------------
           Total............................................      71,448,507     113,926,170        406,403,695       150,193,076
                                                                ------------    ------------      -------------      ------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................       3,085,017         710,649          3,905,019           644,310
      Transfers to other Funds and
        Guaranteed Interest Account.........................      34,873,684      44,374,048        319,261,827        87,128,302
      Withdrawal and administrative charges.................         105,234          13,343            112,019             7,383
                                                                ------------    ------------      -------------      ------------
           Total............................................      38,063,935      45,098,040        323,278,865        87,779,995
                                                                ------------    ------------      -------------      ------------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................      33,384,572      68,828,130         83,124,830        62,413,081
                                                                ------------    ------------      -------------      ------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........          13,573        (153,081)           (23,520)         (487,244)
                                                                ------------    ------------      -------------      ------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................      22,137,250      68,065,558         75,843,450        63,063,232
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................      68,065,558              --         63,063,232                --
                                                                ------------    ------------      -------------      ------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................    $ 90,202,808    $ 68,065,558       $138,906,682      $ 63,063,232
                                                                ============    ============       ============      ============

                                                                    EQUITY SERIES (CONCLUDED):
                                                                 ---------------------------------
                                                                            MFS EMERGING
                                                                           GROWTH COMPANIES
                                                                                FUND(a)
                                                                 ---------------------------------
                                                                      1998                  1997
                                                                 -------------        ------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................     $  (1,122,240)       $    (59,318)
   Net realized gain (loss) on investments..................        (4,911,369)            410,582
   Change in unrealized appreciation
      (depreciation) of investments.........................        35,293,322             405,203
                                                                 -------------         -----------
   Net increase in net assets from operations...............        29,259,713             756,467
                                                                 -------------         -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................         45,965,336          10,348,726
      Transfers from other Funds and
        Guaranteed Interest Account.........................        245,232,174          41,158,325
                                                                  -------------         -----------
           Total............................................        291,197,510          51,507,051
                                                                  -------------         -----------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................          3,422,691             272,079
      Transfers to other Funds and
        Guaranteed Interest Account.........................        170,609,391          20,257,025
      Withdrawal and administrative charges.................             94,296               3,323
                                                                  -------------         -----------
           Total............................................        174,126,378          20,532,427
                                                                  -------------         -----------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................        117,071,132          30,974,624
                                                                  -------------         -----------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........           (199,446)           (659,740)
                                                                  -------------         -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        146,131,399          31,071,351
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................         31,071,351                  --
                                                                  -------------         -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................       $177,202,750         $31,071,351
                                                                   ============         ===========


---------------------
(a)  Commenced operations on May 1, 1997.
See Notes to Financial Statements.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                          ASSET ALLOCATION SERIES:
                                                                    -------------------------------------------------------------
                                                                              ALLIANCE                      EQ/PUTNAM
                                                                       CONSERVATIVE INVESTORS                BALANCED
                                                                                FUND                         FUND(a)
                                                                    ---------------------------     -----------------------------
                                                                        1998            1997            1998                1997
                                                                    ------------    -----------     -----------       -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................        $  2,806,823    $ 2,448,726     $   346,828       $   129,710
   Net realized gain (loss) on investments..................           7,693,592      3,730,623         702,128           115,430
   Change in unrealized appreciation
      (depreciation) of investments.........................           2,040,567      3,477,016       1,408,394           602,835
                                                                    ------------    -----------     -----------       -----------
   Net increase in net assets from operations...............          12,540,982      9,656,365       2,457,350           847,975
                                                                    ------------    -----------     -----------       -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................          19,140,568     11,365,584      10,044,027         3,699,337
      Transfers from other Funds and
        Guaranteed Interest Account.........................          16,914,697      8,530,415      24,576,797        15,752,330
                                                                    ------------    -----------     -----------       -----------
           Total............................................          36,055,265     19,895,999      34,620,824        19,451,667
                                                                    ------------    -----------     -----------       -----------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................           8,188,450      7,295,059         975,331           192,650
      Transfers to other Funds and
        Guaranteed Interest Account.........................          12,810,163     14,511,104      13,658,260         7,250,221
      Withdrawal and administrative charges.................             167,275        162,391          20,744             1,654
                                                                    ------------    -----------     -----------       -----------
           Total............................................          21,165,888     21,968,554      14,654,335         7,444,525
                                                                    ------------    -----------     -----------       -----------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................          14,889,377     (2,072,555)     19,966,489        12,007,142
                                                                    ------------    -----------     -----------       -----------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........            (230,218)      (172,151)       (204,197)         (434,093)
                                                                    ------------    -----------     -----------       -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................          27,200,141      7,411,659      22,219,642        12,421,024
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................          92,663,211     85,251,552      12,421,024                --
                                                                    ------------    -----------     -----------       -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        $119,863,352    $92,663,211     $34,640,666       $12,421,024
                                                                    ============    ===========     ===========       ===========

                                                                       ASSET ALLOCATION SERIES:
                                                                   ----------------------------------
                                                                               ALLIANCE
                                                                          GROWTH INVESTORS
                                                                                FUND
                                                                   ----------------------------------
                                                                       1998                 1997
                                                                   ------------          ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................       $  5,499,380          $  7,374,359
   Net realized gain (loss) on investments..................         75,887,319            38,624,261
   Change in unrealized appreciation
      (depreciation) of investments.........................         40,944,576            40,925,116
                                                                   ------------          ------------
   Net increase in net assets from operations...............        122,331,275            86,923,736
                                                                   ------------          ------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions.........................................         90,895,614            96,835,654
      Transfers from other Funds and
        Guaranteed Interest Account.........................         81,033,459            86,565,969
                                                                   ------------          ------------
           Total............................................        171,929,073           183,401,623
                                                                   ------------          ------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits..................................         50,079,041            39,593,409
      Transfers to other Funds and
        Guaranteed Interest Account.........................         81,495,051            76,718,000
      Withdrawal and administrative charges.................          1,338,300             1,162,210
                                                                   ------------          ------------
           Total............................................        132,912,392           117,473,619
                                                                   ------------          ------------
   Net increase (decrease) in net assets from
      Contractowners transactions...........................         39,016,681            65,928,004
                                                                   ------------          ------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3).........           (840,403)             (551,891)
                                                                   ------------          ------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        160,507,553           152,299,849
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS...........................        681,710,478           529,410,629
                                                                   ------------          ------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS...........................       $842,218,031          $681,710,478
                                                                   ============          ============

---------------------
(a)  Commenced operations on May 1, 1997.
See Notes to Financial Statements.

                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                               ASSET ALLOCATION SERIES (CONCLUDED):
                                                                             --------------------------------------
                                                                                          ALLIANCE
                                                                                          BALANCED
                                                                                            FUND
                                                                             --------------------------------------
                                                                                1998                    1997
                                                                             --------------          --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......................................        $   17,242,619          $   23,301,713
   Net realized gain (loss) on investments...........................           133,532,418              79,099,392
   Change in unrealized appreciation
      (depreciation) of investments..................................            42,665,225              45,961,244
                                                                             --------------          --------------
   Net increase in net assets from operations........................           193,440,262             148,362,349
                                                                             --------------          --------------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
   Contributions and Transfers:
      Contributions..................................................            76,987,846              84,629,925
      Transfers from other Funds and
        Guaranteed Interest Account..................................           168,586,346             112,630,041
                                                                             --------------          --------------
           Total.....................................................           245,574,192             197,259,966
                                                                             --------------          --------------
   Payments, Transfers and Charges:
      Annuity payments, withdrawals
        and death benefits...........................................           107,639,830              96,288,584
      Transfers to other Funds and
        Guaranteed Interest Account..................................           202,971,507             170,604,239
      Withdrawal and administrative charges..........................             1,699,980               1,889,094
                                                                             --------------          --------------
           Total.....................................................           312,311,317             268,781,917
                                                                             --------------          --------------
   Net increase (decrease) in net assets from
      Contractowners transactions....................................           (66,737,125)            (71,521,951)
                                                                             --------------          --------------
   Net (increase) decrease in amount retained by
      Equitable Life in Separate Account A (Note 3)..................            (1,923,481)               (620,223)
                                                                             --------------          --------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO CONTRACTOWNERS....................................           124,779,656              76,220,175
NET ASSETS -- BEGINNING OF PERIOD
   ATTRIBUTABLE TO CONTRACTOWNERS....................................         1,197,956,017           1,121,735,842
                                                                             --------------          --------------
NET ASSETS -- END OF PERIOD (NOTE 1)
   ATTRIBUTABLE TO CONTRACTOWNERS....................................        $1,322,735,673          $1,197,956,017
                                                                             ==============          ==============

                                                                            ASSET ALLOCATION SERIES (CONCLUDED):
                                                                            ----------------------------------
                                                                                MERRILL LYNCH WORLD
                                                                                  STRATEGY FUND(a)
                                                                            ------------------------------

                                                                              1998               1997
                                                                            ----------         -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)......................................           $ (11,329)        $    16,034
  Net realized gain (loss) on investments...........................            (103,174)             33,737
  Change in unrealized appreciation
     (depreciation) of investments..................................             648,068            (153,612)
                                                                              ----------         -----------
  Net increase in net assets from operations........................             533,565            (103,841)
                                                                              ----------         -----------
FROM CONTRACTOWNERS TRANSACTIONS (NOTE 4):
  Contributions and Transfers:
     Contributions..................................................           1,929,793           1,913,915
     Transfers from other Funds and
       Guaranteed Interest Account..................................           7,365,231           8,826,145
                                                                              ----------         -----------
          Total.....................................................           9,295,024          10,740,060
                                                                              ----------         -----------
  Payments, Transfers and Charges:
     Annuity payments, withdrawals
       and death benefits...........................................             340,072             156,911
     Transfers to other Funds and
       Guaranteed Interest Account..................................           5,454,326           4,913,746
     Withdrawal and administrative charges..........................              10,176                 622
                                                                              ----------         -----------
          Total.....................................................           5,804,574           5,071,279
                                                                              ----------         -----------
  Net increase (decrease) in net assets from
     Contractowners transactions....................................           3,490,450           5,668,781
                                                                              ----------         -----------
  Net (increase) decrease in amount retained by
     Equitable Life in Separate Account A (Note 3)..................            (179,747)           (139,641)
                                                                              ----------         -----------
INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO CONTRACTOWNERS....................................           3,844,268           5,425,299
NET ASSETS -- BEGINNING OF PERIOD
  ATTRIBUTABLE TO CONTRACTOWNERS....................................            5,425,299                  --
                                                                              ----------         -----------
NET ASSETS -- END OF PERIOD (NOTE 1)
  ATTRIBUTABLE TO CONTRACTOWNERS....................................           $9,269,567         $ 5,425,299
                                                                              ==========         ===========



---------------------
(a)  Commenced operations on May 1, 1997.
See Notes to Financial Statements.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

1.   General

     The Equitable Life Assurance Society of the United States (Equitable Life) Separate Account A (The Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Alliance Capital Management L.P., an indirect, majority-owned subsidiary of Equitable Life, manages The Hudson River Trust (HR Trust) and is investment adviser for all of the investment funds of HR Trust. EQ Financial Consultants, Inc., an indirect, wholly owned subsidiary of Equitable Life, manages the EQ Advisors Trust (EQ Trust) and has overall responsibility for general management and administration of EQ Trust. The Account consists of twenty-four investment funds (Funds): Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, T. Rowe Price Equity Income Fund, EQ/Putnam Growth & Income Value Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Merrill Lynch Basic Value Equity Fund, Alliance Common Stock Fund, MFS Research Fund, Alliance Global Fund, Alliance International Fund,
     T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Alliance Aggressive Stock Fund, Warburg Pincus Small Company Value Fund, Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, Alliance Conservative Investors Fund, EQ/Putnam Balanced Fund, Alliance Growth Investors Fund, Alliance Balanced Fund and Merrill Lynch World Strategy Fund. The assets in each fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class 1A or Class 1B shares of HR Trust or Class 1B shares of EQ Trust (Collectively, the "Trusts"). Class 1A and 1B shares are offered by the Trust at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class 1A shares are not subject to distribution fees imposed pursuant to a distribution plan. Class 1B shares are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class 1B shares in respect of activities primarily intended to result in the sale of the Class 1B shares. These fees are reflected in the net asset value of the shares. The Trusts are open-end, diversified investment management companies that invest separate account assets of insurance companies.

     EQFC earns fees from both Trusts under distribution agreements held with the Trusts. EQFC also earns fees under an investment management agreement with the EQ Trust. Alliance earns fees under an investment advisory agreement with the HR Trust.

     The Account is used to fund benefits under certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST Contracts), group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts.

     The net assets of the Account are not chargeable with liabilities arising out of any other business Equitable Life may conduct. The excess of assets over reserves and other contract liabilities, if any, in the Account may be transferred to Equitable Life's General Account. Equitable Life's General Account is subject to creditor rights. Due to/from Equitable Life's General Account represents amounts receivable/payable to the General Account is predominately related to policy-related transactions, premiums, surrenders and death benefits.


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

2.   Significant Accounting Policies

     The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio less liabilities.

     Investment transactions are recorded by the Account on the trade date. Dividends are declared by HR Trust at the end of each quarter and by EQ Trust in the fourth quarter on the ex-dividend date. Dividends and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trusts at the end of each year.

     No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed.

3.   Asset Charges

     The following charges are made directly against the daily net assets of the Account and are reflected daily in the computation of the accumulation unit values of the Contracts:

                                            DEATH        MORTALITY                      EXPENSE       FINANCIAL
                                           BENEFITS        RISKS         EXPENSES        RISKS       ACCOUNTING       TOTAL
                                         -------------  -------------  -------------  ------------- --------------  -----------
      EQUI-VEST/
         MOMENTUM
         CONTRACTS
      Alliance Money Market Fund,
      Alliance Balanced Fund
      Alliance Common Stock Fund            0.05%         0.30%           0.60%          0.30%         0.24%           1.49%
      All Other Funds                       0.05%         0.30%           0.60%          0.15%         0.24%           1.34%
      MOMENTUM PLUS CONTRACTS--ALL
        FUNDS                                 --          0.50%           0.25%          0.60%           --            1.35%
      OLD CONTRACTS
      Common Stock and Money Market
        Funds                               0.05%         0.45%           0.16%          0.08%           --             .74%
      EQUIPLAN CONTRACTS
      Common Stock and
         Intermediate Government
         Securities Funds                   0.05%         0.45%           0.16%          0.08%           --             .74%
      EQUI-VEST SERIES 300 & SERIES 400
         CONTRACTS
      Alliance Money Market Fund
      Alliance Common Stock Fund
      Alliance Aggressive Stock Fund
      Alliance Balanced Fund                  --          0.60%           0.25%          0.50%           --            1.35%
      All Other Funds                         --          0.60%           0.24%*         0.50%           --            1.34%


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

3.  Asset Charges (Continued)

                                            DEATH        MORTALITY                      EXPENSE       FINANCIAL
                                           BENEFITS        RISKS         EXPENSES        RISKS       ACCOUNTING       TOTAL
                                         -------------  -------------  -------------  ------------- --------------  -----------
     EQUI-VEST SERIES 500 CONTRACTS
     All Funds                               --            0.70%          0.25%          0.50%           --           1.45%

     EQUI-VEST SERIES 600 CONTRACTS
     All Funds                               --            0.45%          0.25%          0.50%           --           1.20%

     ----------
     * During 1998, Equitable Life charged EQUI-VEST Series 300 and 400 Contracts 0.24% against the assets of the HR Trust and EQ Trust Funds for expenses, except as noted. This voluntary expense limitation discounted from 0.25% to 0.24% may be discontinued by Equitable Life at its discretion.

     The above charges may be retained in the Account by Equitable Life and, to the extent retained, participate in the net investment results of the Trust ratably with assets attributable to the Contracts.

     Since the Trust shares are valued at their net asset value, investment advisory fees and direct operating expenses of the Trust are, in effect, passed on to the Account and are reflected in the computation of the accumulation unit values of the Contracts.

     Under the terms of the Contracts, the aggregate of these asset charges and the charges of the Trust for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST and Momentum Contracts for the Alliance Money Market Fund, the Alliance Common Stock Fund, the Alliance Aggressive Stock Fund, the Alliance Balanced Funds and 1% for the Old Contracts and EQUIPLAN Contracts.

     Under the Contracts, the total charges may be reallocated among the various expense categories. Equitable Life, however, intends to limit any possible reallocation to include only the expense risks, mortality risks and death benefit charges.

4.   Contributions, Payments, Transfers and Charges

     Contributions represent participant contributions under EQUI-VEST, Momentum, Momentum Plus and EQUI-VEST Series 300 through 600 Contracts (but excludes amounts allocated to the Guaranteed Interest Account, which are reflected in the General Account) and participant contributions under other Contracts (Old Contracts, EQUIPLAN) reduced by applicable deductions, charges and state premium taxes. Contributions also include amounts applied to purchase variable annuities. Transfers are amounts that participants have directed to be moved among the Funds, including permitted transfers to and from the Guaranteed Interest Account, which is part of Equitable Life's General Account.

     Variable annuity payments and death benefits are payments to participants and beneficiaries made under the terms of the Contracts. Withdrawals are amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are the deferred contingent withdrawal charges that apply to certain withdrawals under EQUI-VEST, Momentum, Momentum Plus and EQUI-VEST Series 300 through 600 Contracts. Administrative charges, if applicable, are deducted annually under EQUI-VEST, EQUIPLAN and Old Contracts and quarterly under Momentum, Momentum Plus and EQUI-VEST Series 300 through 600 Contracts.


                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.   Contributions, Payments, Transfers and Charges (Continued):

     Accumulation units issued and redeemed during the periods indicated were:

     (Acronym BP refers to total Basis Points charged for that product as described in Footnote 3)

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Fixed Income Series:

ALLIANCE MONEY MARKET FUND
--------------------------
Issued        --     EQUI-VEST Contracts.........................................       1,229,299                      837,383
                     Momentum Contracts..........................................         386,247                      483,055
                     Momentum Plus Contracts 135 BP..............................         503,516                      588,908
                     Momentum Plus Contracts 100 BP..............................           7,375                       10,050
                     Old Contracts...............................................              42                      120,867
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................         458,194                      258,260
                     EQUI-VEST Contracts Series 500 145 BP.......................             547                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................         941,797                      877,393
                     Momentum Contracts..........................................         326,686                      415,858
                     Momentum Plus Contracts 135 BP..............................         506,664                      564,110
                     Momentum Plus Contracts 100 BP..............................          10,102                       10,333
                     Old Contracts...............................................           2,025                        1,572
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................         341,437                      277,148
                     EQUI-VEST Contracts Series 500 145 BP.......................             156                           --

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND
------------------------------------------------

Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           5,893                        5,215
                     Momentum Plus Contracts 135 BP..............................          50,402                       29,724
                     Momentum Plus Contracts 100 BP..............................           1,592                          804
                     EQUIPLAN CONTRACTS..........................................               4                       49,549
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         216,535                      105,144
                     EQUI-VEST Contracts Series 500 145 BP.......................              78                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           4,863                        4,851
                     Momentum Plus Contracts 135 BP..............................          51,462                       31,521
                     Momentum Plus Contracts 100 BP..............................             471                          813
                     EQUIPLAN CONTRACTS..........................................           4,747                            2
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         103,688                       50,075
                     EQUI-VEST Contracts Series 500 145 BP.......................              45                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Fixed Income Series (Continued):

ALLIANCE QUALITY BOND FUND
--------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          10,469                        7,848
                     Momentum Plus Contracts 135 BP..............................          36,968                       22,668
                     Momentum Plus Contracts 100 BP..............................             444                          449
                     Old Contracts...............................................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         483,053                      167,788
                     EQUI-VEST Contracts Series 500 145 BP.......................             146                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           5,361                        5,005
                     Momentum Plus Contracts 135 BP..............................          27,523                       12,495
                     Momentum Plus Contracts 100 BP..............................             182                          636
                     Old Contracts...............................................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         209,302                       80,367
                     EQUI-VEST Contracts Series 500 145 BP.......................              19                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE HIGH YIELD FUND
-----------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          19,540                       17,805
                     Momentum Plus Contracts 135 BP..............................          45,063                       62,992
                     Momentum Plus Contracts 100 BP..............................           1,531                        1,622
                     Old Contracts...............................................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         976,709                      726,147
                     EQUI-VEST Contracts Series 500 145 BP.......................             387                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          11,692                        6,772
                     Momentum Plus Contracts 135 BP..............................          55,069                       42,608
                     Momentum Plus Contracts 100 BP..............................           1,524                        1,327
                     Old Contracts...............................................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         643,692                      338,338
                     EQUI-VEST Contracts Series 500 145 BP.......................               8                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series:

T. ROWE PRICE EQUITY INCOME FUND
-------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           1,360                           --
                     Momentum Plus Contracts 135 BP..............................           3,355                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         838,991                      554,196
                     EQUI-VEST Contracts Series 500 145 BP.......................             418                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             214                           --
                     Momentum Plus Contracts 135 BP..............................             628                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         244,081                       79,255
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

EQ/PUTNAM GROWTH & INCOME VALUE FUND
------------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             523                           --
                     Momentum Plus Contracts 135 BP..............................           2,572                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         431,414                      273,498
                     EQUI-VEST Contracts Series 500 145 BP.......................             407                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              --                           --
                     Momentum Plus Contracts 135 BP..............................             328                           --
                     Momentum Plus Contracts 100 BP..............................             507                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................          99,601                       23,834
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                        1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Continued):

ALLIANCE GROWTH & INCOME FUND
-----------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          52,613                       45,474
                     Momentum Plus Contracts 135 BP..............................         113,506                      116,065
                     Momentum Plus Contracts 100 BP..............................           4,425                        3,889
                     Momentum Plus Contracts 90 BP...............................             642                        1,441
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       1,224,228                    1,286,205
                     EQUI-VEST Contracts Series 500 145 BP.......................           1,401                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          25,771                       17,193
                     Momentum Plus Contracts 135 BP..............................          87,335                       46,155
                     Momentum Plus Contracts 100 BP..............................           1,838                        2,901
                     Momentum Plus Contracts 90 BP...............................              38                          337
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         548,572                      462,065
                     EQUI-VEST Contracts Series 500 145 BP.......................               9                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE EQUITY INDEX FUND
--------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          79,518                           --
                     Momentum Plus Contracts 135 BP..............................         205,393                           --
                     Momentum Plus Contracts 100 BP..............................           6,938                           --
                     Momentum Plus Contracts 90 BP...............................           1,097                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       3,094,562                    2,967,392
                     EQUI-VEST Contracts Series 500 145 BP.......................           2,295                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               3                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          37,943                           --
                     Momentum Plus Contracts 135 BP..............................         153,058                           --
                     Momentum Plus Contracts 100 BP..............................           1,574                           --
                     Momentum Plus Contracts 90 BP...............................             193                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       1,974,951                    1,768,139
                     EQUI-VEST Contracts Series 500 145 BP.......................              44                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Continued):

MERRILL LYNCH BASIC VALUE EQUITY FUND
-------------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           3,082                           --
                     Momentum Plus Contracts 135 BP..............................           2,932                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         563,336                      177,242
                     EQUI-VEST Contracts Series 500 145 BP.......................             352                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              --                           --
                     Momentum Plus Contracts 135 BP..............................             991                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         263,606                       32,592
                     EQUI-VEST Contracts Series 500 145 BP.......................              10                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE COMMON STOCK FUND
--------------------------
Issued        --     EQUI-VEST Contracts.........................................       4,199,955                    4,383,156
                     Momentum Contracts..........................................         171,967                      204,382
                     Momentum Plus Contracts 135 BP..............................         479,798                      545,202
                     Momentum Plus Contracts 100 BP..............................          10,617                       41,653
                     Momentum Plus Contracts 90 BP...............................           2,467                        6,431
                     Old Contracts...............................................              19                      301,258
                     EQUIPLAN Contracts..........................................               4                       86,999
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................       2,035,253                    1,968,780
                     EQUI-VEST Contracts Series 500 145 BP.......................           4,784                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               2                           --

Redeemed      --     EQUI-VEST Contracts.........................................       4,354,955                    3,930,073
                     Momentum Contracts..........................................         169,605                      134,959
                     Momentum Plus Contracts 135 BP..............................         539,175                      354,590
                     Momentum Plus Contracts 100 BP..............................           8,027                      142,434
                     Momentum Plus Contracts 90 BP...............................             686                        1,552
                     Old Contracts...............................................          42,795                        3,085
                     EQUIPLAN Contracts..........................................          14,746                        1,986
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................         992,260                      660,995
                     EQUI-VEST Contracts Series 500 145 BP.......................              56                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Continued):

MFS RESEARCH FUND
-----------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           4,266                           --
                     Momentum Plus Contracts 135 BP..............................           3,956                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         811,244                      273,002
                     EQUI-VEST Contracts Series 500 145 BP.......................             897                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             455                           --
                     Momentum Plus Contracts 135 BP..............................           1,331                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         327,759                       36,730
                     EQUI-VEST Contracts Series 500 145 BP.......................              11                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE GLOBAL FUND
--------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          49,409                       67,282
                     Momentum Plus Contracts 135 BP..............................         127,169                      173,371
                     Momentum Plus Contracts 100 BP..............................           2,960                        3,421
                     Momentum Plus Contracts 90 BP...............................           1,062                        2,872
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         885,709                    1,087,193
                     EQUI-VEST Contracts Series 500 145 BP.......................             509                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          40,074                       36,989
                     Momentum Plus Contracts 135 BP..............................         182,741                      151,688
                     Momentum Plus Contracts 100 BP..............................           3,546                        3,187
                     Momentum Plus Contracts 90 BP...............................             266                          468
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         859,826                      712,463
                     EQUI-VEST Contracts Series 500 145 BP.......................              12                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Continued):

ALLIANCE INTERNATIONAL FUND
---------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          19,308                       23,465
                     Momentum Plus Contracts 135 BP..............................          45,097                       61,102
                     Momentum Plus Contracts 100 BP..............................           1,430                        8,513
                     Momentum Plus Contracts 90 BP...............................             368                        1,175
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       2,265,890                    1,473,483
                     EQUI-VEST Contracts Series 500 145 BP.......................             149                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          14,348                       10,479
                     Momentum Plus Contracts 135 BP..............................          43,776                       25,904
                     Momentum Plus Contracts 100 BP..............................             860                       25,384
                     Momentum Plus Contracts 90 BP...............................             162                          387
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       2,262,822                    1,268,707
                     EQUI-VEST Contracts Series 500 145 BP.......................               4                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           1,408                           --
                     Momentum Plus Contracts 135 BP..............................           3,038                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         922,463                      590,328
                     EQUI-VEST Contracts Series 500 145 BP.......................             245                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             904                           --
                     Momentum Plus Contracts 135 BP..............................             401                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         640,201                      201,762
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Continued):

MORGAN STANLEY EMERGING MARKETS EQUITY FUND
-------------------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             453                           --
                     Momentum Plus Contracts 135 BP..............................           1,191                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         971,105                      228,577
                     EQUI-VEST Contracts Series 500 145 BP.......................              86                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              --                           --
                     Momentum Plus Contracts 135 BP..............................              84                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         863,432                      119,707
                     EQUI-VEST Contracts Series 500 145 BP.......................               2                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE AGGRESSIVE STOCK FUND
------------------------------
Issued        --     EQUI-VEST Contracts.........................................       7,874,975                   12,306,387
                     Momentum Contracts..........................................         567,249                      663,082
                     Momentum Plus Contracts 135 BP..............................         444,735                      574,827
                     Momentum Plus Contracts 100 BP..............................          10,329                       36,380
                     Momentum Plus Contracts 90 BP...............................           2,726                        9,299
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................       2,038,278                    2,341,814
                     EQUI-VEST Contracts Series 500 145 BP.......................           1,374                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................      10,271,285                   12,221,170
                     Momentum Contracts..........................................         604,014                      506,394
                     Momentum Plus Contracts 135 BP..............................         567,458                      369,618
                     Momentum Plus Contracts 100 BP..............................           8,422                      107,896
                     Momentum Plus Contracts 90 BP...............................           1,959                        2,386
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................       1,922,386                    1,583,469
                     EQUI-VEST Contracts Series 500 145 BP.......................               2                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Continued):

WARBURG PINCUS SMALL COMPANY VALUE FUND
---------------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             423                           --
                     Momentum Plus Contracts 135 BP..............................           2,025                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         612,043                      944,293
                     EQUI-VEST Contracts Series 500 145 BP.......................             327                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               2                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              61                           --
                     Momentum Plus Contracts 135 BP..............................             482                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         329,886                      367,754
                     EQUI-VEST Contracts Series 500 145 BP.......................               7                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE SMALL CAP GROWTH FUND
------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          28,706                        6,275
                     Momentum Plus Contracts 135 BP..............................          47,698                        8,595
                     Momentum Plus Contracts 100 BP..............................             305                           --
                     Momentum Plus Contracts 90 BP...............................             977                          466
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       3,265,688                    1,187,782
                     EQUI-VEST Contracts Series 500 145 BP.......................             603                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           7,539                          139
                     Momentum Plus Contracts 135 BP..............................          14,989                          743
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................             119                      700,040
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       2,652,769                           --
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Equity Series (Concluded):

MFS EMERGING GROWTH COMPANIES FUND
----------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           5,123                           --
                     Momentum Plus Contracts 135 BP..............................           8,576                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       2,078,356                      424,497
                     EQUI-VEST Contracts Series 500 145 BP.......................           1,523                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              --                           --
                     Momentum Plus Contracts 135 BP..............................           1,491                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................       1,244,873                      168,426
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Asset Allocation Series:

ALLIANCE CONSERVATIVE INVESTORS FUND
------------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           8,324                        8,745
                     Momentum Plus Contracts 135 BP..............................          40,973                       45,283
                     Momentum Plus Contracts 100 BP..............................           1,546                        1,777
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         213,369                      114,868
                     EQUI-VEST Contracts Series 500 145 BP.......................              49                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................           7,000                        4,397
                     Momentum Plus Contracts 135 BP..............................          45,023                       52,105
                     Momentum Plus Contracts 100 BP..............................           2,688                        1,102
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         105,278                      128,454
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Continued):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Asset Allocation Series (Continued):
EQ/PUTNAM BALANCED FUND
-----------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             442                           --
                     Momentum Plus Contracts 135 BP..............................           1,376                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         290,577                      175,775
                     EQUI-VEST Contracts Series 500 145 BP.......................             174                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              --                           --
                     Momentum Plus Contracts 135 BP..............................             116                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         124,887                       66,296
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

ALLIANCE GROWTH INVESTORS FUND
------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          50,095                       70,069
                     Momentum Plus Contracts 135 BP..............................         148,895                      206,206
                     Momentum Plus Contracts 100 BP..............................           4,888                        3,369
                     Momentum Plus Contracts 90 BP...............................             685                        2,935
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         882,636                    1,019,421
                     EQUI-VEST Contracts Series 500 145 BP.......................             744                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................          38,654                       33,111
                     Momentum Plus Contracts 135 BP..............................         192,540                      138,201
                     Momentum Plus Contracts 100 BP..............................           3,629                        3,482
                     Momentum Plus Contracts 90 BP...............................             118                        1,446
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................         624,987                      640,400
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.  Contributions, Payments, Transfers and Charges (Concluded):

                                                                                                  YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                       1998                          1997
                                                                                 -----------------              ---------------
Asset Allocation Series (Concluded):

ALLIANCE BALANCED FUND
----------------------
Issued        --     EQUI-VEST Contracts.........................................       4,212,025                    3,643,409
                     Momentum Contracts..........................................         226,716                      272,369
                     Momentum Plus Contracts 135 BP..............................         155,854                      168,722
                     Momentum Plus Contracts 100 BP..............................           4,058                       15,895
                     Momentum Plus Contracts 90 BP...............................             487                        2,030
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................         357,343                      263,741
                     EQUI-VEST Contracts Series 500 145 BP.......................             493                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

Redeemed      --     EQUI-VEST Contracts.........................................       5,887,319                    5,926,775
                     Momentum Contracts..........................................         292,550                      277,292
                     Momentum Plus Contracts 135 BP..............................         220,244                      131,565
                     Momentum Plus Contracts 100 BP..............................           3,530                       52,839
                     Momentum Plus Contracts 90 BP...............................              61                        1,298
                     EQUI-VEST Contracts Series 300 & 400 135 BP.................         260,878                      156,561
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --

MERRILL LYNCH WORLD STRATEGY FUND
---------------------------------
Issued        --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................             112                           --
                     Momentum Plus Contracts 135 BP..............................             841                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................          85,123                       98,231
                     EQUI-VEST Contracts Series 500 145 BP.......................              25                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................               1                           --

Redeemed      --     EQUI-VEST Contracts.........................................              --                           --
                     Momentum Contracts..........................................              --                           --
                     Momentum Plus Contracts 135 BP..............................              50                           --
                     Momentum Plus Contracts 100 BP..............................              --                           --
                     Momentum Plus Contracts 90 BP...............................              --                           --
                     EQUI-VEST Contracts Series 300 & 400 134 BP.................          53,481                       45,952
                     EQUI-VEST Contracts Series 500 145 BP.......................              --                           --
                     EQUI-VEST Contracts Series 600 120 BP.......................              --                           --


                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

5.  Net Assets

    Net assets consist of net assets attributable to: (i) Contracts in the accumulation period, which are represented by Contract accumulation units outstanding multiplied by net unit values and (ii) actuarial reserves and other liabilities attributable to Contracts in the payout period which are not represented by accumulation units or unit values.

    Listed below are components of net assets:

                                                             FIXED INCOME SERIES:                                EQUITY SERIES:
                                        ------------------------------------------------------------    ----------------------------
                                                          ALLIANCE
                                                           INTER-                                                         EQ/PUTNAM
                                                          MEDIATE         ALLIANCE       ALLIANCE         T. ROWE          GROWTH &
                                          ALLIANCE       GOVERNMENT       QUALITY          HIGH         PRICE EQUITY       INCOME
                                            MONEY        SECURITIES         BOND           YIELD          INCOME            VALUE
                                         MARKET FUND        FUND            FUND           FUND             FUND            FUND
                                        ------------    ------------    ------------    ------------    ------------    ------------
Net assets attributable
   to EQUI-VEST
   Contracts in
   accumulation period .............      38,523,428              --              --              --              --              --
Net assets attributable
   to Old Contracts in
   accumulation period .............       4,312,389              --              --              --              --              --
Net assets attributable
   to EQUIPLAN
   Contracts in
   accumulation period .............              --       2,616,986              --              --              --              --
Net assets attributable
   to Momentum
   Contracts in
   accumulation period .............      11,218,510       1,437,192       1,964,317       5,501,246         149,136          65,510
Net assets attributable
   to Momentum Plus
   Contracts 135 BP in
   accumulation period .............      38,847,043       9,240,280       6,425,658      16,040,479         276,389         175,260
Net assets attributable
   to Momentum Plus
   Contracts 100 BP in
   accumulation period .............       1,159,113         427,602         179,813         761,000              --              --
Net assets attributable
   to Momentum Plus
   Contracts 90 BP in
   accumulation period .............              --              --              --              --              --              --
Net assets attributable
   to EQUI-VEST Series 300
   & 400 Contracts in
   accumulation period .............      31,535,332      39,758,609      72,429,089     175,147,544     139,347,246      74,544,834
Net assets attributable
   to EQUI-VEST Series 500
   Contracts 145 BP in
   accumulation period .............          39,859           3,410          13,160          33,807          42,218          40,895
Net assets attributable
   to EQUI-VEST Series 600
   Contracts 120 BP in
   accumulation period .............              --              --              --              89             101             101
Net assets attributable
   to actuarial reserves,
   financial reserves, and
   other contract
   liabilities
   attributable to
   Contracts in payout .............         271,442          17,915         454,340         699,291              --              --
                                        ------------     -----------     -----------    ------------    ------------     -----------
                                        $125,907,116     $53,501,994     $81,466,377    $198,183,456    $139,815,090     $74,826,600
                                        ============     ===========     ===========    ============    ============     ===========


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

5.  Net Assets (Continued):

                                                                  EQUITY SERIES (CONTINUED):
                                 ---------------------------------------------------------------------------------------------------
                                                                       MERRILL
                                     ALLIANCE         ALLIANCE       LYNCH BASIC
                                      GROWTH &          EQUITY          VALUE          ALLIANCE            MFS          ALLIANCE
                                      INCOME            INDEX          EQUITY        COMMON STOCK       RESEARCH         GLOBAL
                                       FUND             FUND            FUND            FUND              FUND            FUND
                                 --------------   --------------   --------------   --------------   --------------   --------------
Net assets attributable
   to EQUI-VEST
   Contracts in
   accumulation period .......               --               --               --    5,578,588,050               --               --
Net assets attributable
   to Old Contracts in
   accumulation period .......               --               --               --      107,448,483               --               --
Net assets attributable
   to EQUIPLAN
   Contracts in
   accumulation period .......               --               --               --       30,994,430               --               --
Net assets attributable
   to Momentum
   Contracts in
   accumulation period .......       20,534,526       36,675,445          393,479      191,376,071          536,562       28,455,218
Net assets attributable
   to Momentum Plus
   Contracts 135 BP in
   accumulation period .......       44,797,660       76,744,192          191,344      299,298,111          264,368       75,882,027
Net assets attributable
   to Momentum Plus
   Contracts 100 BP in
   accumulation period .......        1,128,819        2,312,294               --        8,221,702               --        1,769,643
Net assets attributable
   to Momentum Plus
   Contracts 90 BP in
   accumulation period .......          297,636          800,229               --        1,267,407               --          471,680
Net assets attributable
   to EQUI-VEST Series 300
   & 400 Contracts in
   accumulation period .......      529,235,127    1,032,108,886       56,734,346    1,468,792,789      101,361,254      619,628,198
Net assets attributable
   to EQUI-VEST Series 500
   Contracts 145 BP in
   accumulation period .......          143,000          233,384           33,448          486,472           87,507           48,890
Net assets attributable
   to EQUI-VEST Series 600
   Contracts 120 BP in
   accumulation period .......               --              311               98              206               --               98
Net assets attributable
   to actuarial reserves,
   financial reserves and
   other contract
   liabilities
   attributable to
   Contracts in payout .......        2,885,763        3,413,426               --       39,299,681               --          544,414
                                   ------------   --------------      -----------   --------------     ------------     ------------
                                   $599,022,531   $1,152,288,167      $57,352,715   $7,725,773,402     $102,249,691     $726,800,168
                                   ============   ==============      ===========   ==============     ============     ============


                                     FSA-32

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

5.  Net Assets (Continued):

                                                                  EQUITY SERIES (CONTINUED):
                                 ---------------------------------------------------------------------------------------------------

                                                      T. ROWE         MORGAN                           WARBURG
                                                       PRICE         STANLEY                            PINCUS         ALLIANCE
                                   ALLIANCE            INTER-        EMERGING           ALLIANCE        SMALL            SMALL
                                    INTER-            NATIONAL        MARKETS          AGGRESSIVE      COMPANY            CAP
                                   NATIONAL            STOCK          EQUITY             STOCK          VALUE           GROWTH
                                    FUND               FUND            FUND               FUND          FUND              FUND
                                 --------------   --------------   --------------   --------------   --------------   --------------
Net assets attributable
   to EQUI-VEST
   Contracts in
   accumulation period .......               --               --               --    2,304,985,451               --               --
Net assets attributable
   to Old Contracts in
   accumulation period .......               --               --               --               --               --               --
Net assets attributable
   to EQUIPLAN
   Contracts in
   accumulation period .......               --               --               --               --               --               --
Net assets attributable
   to Momentum
   Contracts in
   accumulation period .......        4,377,889           55,292           25,903      125,948,516           38,050        3,237,317
Net assets attributable
   to Momentum Plus
   Contracts 135 BP in
   accumulation period .......       10,184,498          261,030           95,457      186,727,114          128,276        4,808,507
Net assets attributable
   to Momentum Plus
   Contracts 100 BP in
   accumulation period .......          450,353               --               --        5,101,533               --           36,371
Net assets attributable
   to Momentum Plus
   Contracts 90 BP in
   accumulation period .......          114,042               --               --          911,462               --          158,152
Net assets attributable
   to EQUI-VEST Series 300
   & 400 Contracts in
   accumulation period .......      114,319,069       73,451,923       12,381,723      540,090,983       90,009,744      130,505,375
Net assets attributable
   to EQUI-VEST Series 500
   Contracts 145 BP in
   accumulation period .......           13,485           23,040            6,756          123,823           26,572           52,506
Net assets attributable
   to EQUI-VEST Series 600
   Contracts 120 BP in
   accumulation period .......               --               --               81               --              166               87
Net assets attributable
   to actuarial reserves,
   financial reserves and
   other contract
   liabilities
   attributable to
   Contracts in payout .......          562,451               --               --        4,609,704               --          108,367
                                   ------------      -----------      -----------   --------------      -----------     ------------
                                   $130,021,787      $73,791,285      $12,509,920   $3,168,498,586      $90,202,808     $138,906,682
                                   ============      ===========      ===========   ==============      ===========     ============


                                     FSA-33

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

5. Net Assets (Concluded):

                                   EQUITY SERIES (CONCLUDED):                         ASSET ALLOCATION SERIES:
                                 -------------------------------  ------------------------------------------------------------------
                                      MFS           ALLIANCE                                                            MERRILL
                                   EMERGING          CONSER-                           ALLIANCE                          LYNCH
                                    GROWTH           VATIVE          EQ/PUTNAM          GROWTH          ALLIANCE         WORLD
                                   COMPANIES        INVESTORS         BALANCED         INVESTORS        BALANCED        STRATEGY
                                     FUND             FUND             FUND              FUND             FUND            FUND
                                 --------------   --------------   --------------   --------------   --------------   --------------
Net assets attributable
   to EQUI-VEST
   Contracts in
   accumulation period .......               --               --               --               --    1,097,942,924               --
Net assets attributable
   to Old Contracts in
   accumulation period .......               --               --               --               --               --               --
Net assets attributable
   to EQUIPLAN
   Contracts in
   accumulation period .......               --               --               --               --               --               --
Net assets attributable
   to Momentum
   Contracts in
   accumulation period .......          825,008        3,489,106           55,321       28,639,790       44,449,206           12,249
Net assets attributable
   to Momentum Plus
   Contracts 135 BP in
   accumulation period .......          763,267       17,445,149          128,104       92,985,008       59,417,722           76,157
Net assets attributable
   to Momentum Plus
   Contracts 100 BP in
   accumulation period .......               --          576,228               --        2,373,243        1,662,704               --
Net assets attributable
   to Momentum Plus
   Contracts 90 BP in
   accumulation period .......               --               --               --          307,598          166,289               --
Net assets attributable
   to EQUI-VEST Series 300
   & 400 Contracts in
   accumulation period .......      175,456,981       97,305,713       34,439,759      715,666,898      118,465,723        9,178,694
Net assets attributable
   to EQUI-VEST Series 500
   Contracts 145 BP in
   accumulation period .......          157,390            5,034           17,482           75,836           50,581            2,372
Net assets attributable
   to EQUI-VEST Series 600
   Contracts 120 BP in
   accumulation period .......              104              103               --              102               --               95
Net assets attributable
   to actuarial reserves,
   financial reserves and
   other contract
   liabilities
   attributable to
   Contracts in payout .......               --        1,042,019               --        2,169,556          580,524               --
                                   ------------     ------------      -----------     ------------   --------------       ----------
                                   $177,202,750     $119,863,352      $34,640,666     $842,218,031   $1,322,735,673       $9,269,567
                                   ============     ============      ===========     ============   ==============       ==========



                                     FSA-34

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values

    Shown below is accumulation unit value information for units outstanding.

                                        ALLIANCE MONEY MARKET FUND -- OLD CONTRACTS

                                                                    YEARS ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------------------
                                      1998     1997     1996     1995     1994      1993     1992     1991     1990     1989
                                    -------- -------- -------- -------- --------  -------- -------- -------- -------- --------
Unit value, beginning of period.     $35.12   $33.52   $32.00   $30.44   $29.43    $28.75   $27.92   $26.47   $24.59   $22.66
                                     =======  =======  =======  =======  =======   =======  =======  =======  =======  =======
Unit value, end of period.......     $36.76   $35.12   $33.52   $32.00   $30.44    $29.43   $28.75   $27.92   $26.47   $24.59
                                     =======  =======  =======  =======  =======   =======  =======  =======  =======  =======
Number of units outstanding,
   end of period (000's)........        117      119      129      140      147       168      204      246      289      310
                                     =======  =======  =======  =======  =======   =======  =======  =======  =======  =======
                      ALLIANCE MONEY MARKET FUND -- EQUI-VEST SERIES 100 AND 200/MOMENTUM** CONTRACTS

                                                                    YEARS ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------------------
                                      1998     1997     1996     1995     1994      1993     1992     1991     1990     1989
                                    -------- -------- -------- -------- --------  -------- -------- -------- -------- --------
Unit value, beginning of period.     $29.41   $28.28   $27.22   $26.08   $25.41    $25.01   $24.48   $23.38   $21.89   $20.32
                                     =======  =======  =======  =======  =======   =======  =======  =======  =======  =======
Unit value, end of period.......     $30.55   $29.41   $28.28   $27.22   $26.08    $25.41   $25.01   $24.48   $23.38   $21.89
                                     =======  =======  =======  =======  =======   =======  =======  =======  =======  =======
Number of  EQUI-VEST units
   outstanding, end of period
   (000's)......................      1,261      973    1,013    1,021    1,000     1,065    1,201    1,325    1,307    1,045
                                     =======  =======  =======  =======  =======   =======  =======  =======  =======  =======
Number of Momentum units
   outstanding, end of
   period (000's)...............        367      308      240      188      166        56
                                     =======  =======  =======  =======  =======   =======
                              ALLIANCE MONEY MARKET FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $116.21    $111.75   $107.55   $103.10   $100.47           $100.00
                                                     ========   ========  ========  ========  ========          ========
Unit value, end of period........................    $120.76    $116.21   $111.75   $107.55   $103.10           $100.47
                                                     ========   ========  ========  ========  ========          ========
Number of units outstanding, end of period (000's)       322        325       307       299       474                62
                                                     ========   ========  ========  ========  ========          ========
                              ALLIANCE MONEY MARKET FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                          DECEMBER 31,
                                                     -------------------                  SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $110.26    $105.65                        $100.00
                                                     ========   ========                       ========
Unit value, end of period........................    $114.98    $110.26                        $105.65
                                                     ========   ========                       ========
Number of units outstanding, end of period (000's)        10         13                             13
                                                     ========   ========                       ========

------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.

                                     FSA-35

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                       ALLIANCE MONEY MARKET FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 135 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $115.66    $111.21   $107.04   $102.61                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $120.19    $115.66   $111.21   $107.04                     $102.61
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       262        146       165        81                          63
                                                     ========  ========= =========  ========                    ========


     ALLIANCE MONEY MARKET FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                      TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.68
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

     ALLIANCE MONEY MARKET FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                         JULY 13, 1998*
                                                      TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.68
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                           ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND -- EQUIPLAN CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------------
                                      1998     1997      1996     1995     1994     1993     1992      1991     1990     1989
                                    -------- --------  -------  -------- -------- -------- --------  -------  -------- --------
Unit value, beginning of period.     $54.83   $51.34    $49.69   $44.04   $46.25   $42.04   $40.00    $35.17   $33.12   $28.89
                                    ========  =======  ======== ======== ======== ======== ========  ======== ======== ========
Unit value, end of period.......     $58.81   $54.83    $51.34   $49.69   $44.04   $46.25   $42.04    $40.00   $35.17   $33.12
                                    ========  =======  ======== ======== ======== ======== ========  ======== ======== ========
Number of units outstanding,
   end of period (000's)........         45       50        55       50       54       58       66        74       82       91
                                    ========  =======  ======== ======== ======== ======== ========  ======== ======== ========

                           ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND -- MOMENTUM CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $118.98    $112.40   $109.80   $ 98.19                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $126.48    $118.98   $112.40   $109.80                     $ 98.19
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)        11         10        10         7                           1
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.

                                     FSA-36

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                   ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $114.78    $108.45   $105.94   $ 94.76   $100.44           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $122.00    $114.78   $108.45   $105.94   $ 94.76           $100.44
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)        76         77        81        88        64                 1
                                                     ========  ========= =========  ========  ========          ========
                   ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------                  SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $112.32    $105.75                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $119.81    $112.32                        $105.75
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)         4          2                              2
                                                     ========   ========                      =========

                               ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND -- EQUI-VEST
                                          SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------                JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $118.98    $112.40   $109.80   $ 98.19                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $126.48    $118.98   $112.40   $109.80                     $ 98.19
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       314        202       146        89                          32
                                                     ========  ========= =========  ========                    ========

               ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND --
                    EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.32
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.



                                     FSA-37

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

               ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND --
                    EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.32
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                                  ALLIANCE QUALITY BOND FUND -- MOMENTUM CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------                JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $121.30    $112.65   $108.38   $ 93.87                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $130.07    $121.30   $112.65   $108.38                     $ 93.87
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)        15         10         7         4                           1
                                                     ========  ========= =========  ========                    ========
                              ALLIANCE QUALITY BOND FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------                JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $127.99    $118.87   $114.38   $ 99.07                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $137.23    $127.99   $118.87   $114.38                     $ 99.07
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)        47         37        28        17                           3
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-38

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                              ALLIANCE QUALITY BOND FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $117.60    $108.84                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $126.54    $117.60                        $108.84
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)         1          1                              1
                                                     ========   ========                      =========
                       ALLIANCE QUALITY BOND FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------              JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $121.30    $112.65   $108.38   $ 93.87                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $130.07    $121.30   $112.65   $108.38                     $ 93.87
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       557        283       196       135                          53
                                                     ========  ========= =========  ========                    ========

     ALLIANCE QUALITY BOND FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.62
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

     ALLIANCE QUALITY BOND FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.62
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                                     ALLIANCE HIGH YIELD FUND -- MOMENTUM CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------              JUNE 1, 1994* TO
                                                      1998       1997      1996      1995                DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $160.74    $137.53   $113.44   $ 95.88                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $150.42    $160.74   $137.53   $113.44                     $ 95.88
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)        37         29        18         7                           1
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-39

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                               ALLIANCE HIGH YIELD FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $171.56    $146.80   $121.10   $102.37   $106.74           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $160.53    $171.56   $146.80   $121.10   $102.37           $106.74
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)       100        110        94        70        38                 1
                                                     ========  ========= =========  ========  ========          ========
                               ALLIANCE HIGH YIELD FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                        YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------                  SEPTEMBER 1, 1996
                                                      1998       1997                   TO DECEMBER 31, 1996*
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $149.49    $127.46                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $140.38    $149.49                        $127.46
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)         5          5                              5
                                                     ========   ========                      =========


                        ALLIANCE HIGH YIELD FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------              JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $160.74    $137.53   $113.44   $ 95.88                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $150.42    $160.74   $137.53   $113.44                     $ 95.88
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     1,164        831       444       209                          99
                                                     ========  ========= =========  ========                    ========

      ALLIANCE HIGH YIELD FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 89.20
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.

                                     FSA-40

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


      ALLIANCE HIGH YIELD FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 89.20
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

             T. ROWE PRICE EQUITY INCOME FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $130.25
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

      T. ROWE PRICE EQUITY INCOME FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.39
                                                            =========
Number of units outstanding, end of period (000's)                 3
                                                            =========


      T. ROWE PRICE EQUITY INCOME FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.56
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-41

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


      T. ROWE PRICE EQUITY INCOME FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.61
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                 T. ROWE PRICE EQUITY INCOME FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED          MAY 1, 1997* TO
                                                       DECEMBER 31, 1998      DECEMBER 31, 1997
                                                     ----------------------- ---------------------
Unit value, beginning of period..................            $121.04               $100.00
                                                            =========             =========
Unit value, end of period........................            $130.25               $121.04
                                                            =========             =========
Number of units outstanding, end of period (000's)             1,070                   475
                                                            =========             =========

  T. ROWE PRICE EQUITY INCOME FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.00
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

  T. ROWE PRICE EQUITY INCOME FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                      TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.12
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-42

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.       Accumulation Unit Values (Continued):

           EQ/PUTNAM GROWTH & INCOME VALUE FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $128.20
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

    EQ/PUTNAM GROWTH & INCOME VALUE FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.60
                                                            =========
Number of units outstanding, end of period (000's)                 2
                                                            =========

    EQ/PUTNAM GROWTH & INCOME VALUE FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.77
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

    EQ/PUTNAM GROWTH & INCOME VALUE FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.82
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-43

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                     EQ/PUTNAM GROWTH & INCOME VALUE FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------      -----------------------
Unit value, beginning of period..................            $115.17                      $100.00
                                                            =========                     ========
Unit value, end of period........................            $128.20                      $115.17
                                                            =========                     ========
Number of units outstanding, end of period (000's)               581                          250
                                                            =========                     ========

EQ/PUTNAM GROWTH & INCOME VALUE FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $100.48
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

EQ/PUTNAM GROWTH & INCOME VALUE FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $100.60
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                                    ALLIANCE GROWTH & INCOME FUND -- MOMENTUM CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $179.30    $143.37   $121.02   $ 98.86                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $213.81    $179.30   $143.37   $121.02                     $ 98.86
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)        96         69        41        17                           4
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.

                                     FSA-44

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                             ALLIANCE GROWTH & INCOME FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998      1997       1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------  ---------  --------           -----------------------
Unit value, beginning of period..................    $179.60   $143.63    $121.25   $ 99.06                     $100.00
                                                     ========  ========  =========  ========                    ========
Unit value, end of period........................    $214.14   $179.60    $143.63   $121.25                     $ 99.06
                                                     ========  ========  =========  ========                    ========
Number of units outstanding, end of period (000's)       209       183        121        67                           9
                                                     ========  ========  =========  ========                    ========
                             ALLIANCE GROWTH & INCOME FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $155.11    $123.61                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $185.60    $155.11                        $123.61
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)         6          3                              3
                                                     ========   ========                      =========

        ALLIANCE GROWTH & INCOME FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $145.48    $115.81
                                                     ========   ========
Unit value, end of period........................    $174.26    $145.48
                                                     ========   ========
Number of units outstanding, end of period (000's)         2          1
                                                     ========   ========

                     ALLIANCE GROWTH & INCOME FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------              JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $179.30    $143.37   $121.02   $ 98.86                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $213.81    $179.30   $143.37   $121.02                     $ 98.86
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     2,475      1,800       975       498                         210
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-45

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


    ALLIANCE GROWTH & INCOME FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.73
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

    ALLIANCE GROWTH & INCOME FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.73
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                               ALLIANCE EQUITY INDEX FUND -- MOMENTUM CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $214.66    $164.12   $135.94   $100.95                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $271.24    $214.66   $164.12   $135.94                     $100.95
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       135         94        51        12                           1
                                                     ========  ========= =========  ========                    ========
                              ALLIANCE EQUITY INDEX FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $214.58    $164.08   $135.92   $100.94                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $271.11    $214.58   $164.08   $135.92                     $100.94
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       283        231       128        44                           3
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-46

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                              ALLIANCE EQUITY INDEX FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------              ------------------------
Unit value, beginning of period..................    $170.23    $139.70                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $215.84    $170.23                        $139.70
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)        11          5                              4
                                                     ========   ========                      =========

         ALLIANCE EQUITY INDEX FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $150.05    $114.21
                                                     ========   ========
Unit value, end of period........................    $190.44    $150.05
                                                     ========   ========
Number of units outstanding, end of period (000's)         4          3
                                                     ========   ========

                       ALLIANCE EQUITY INDEX FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $214.66    $164.12   $135.94   $100.95                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $271.24    $214.66   $164.12   $135.94                     $100.95
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     3,805      2,686     1,486       592                          47
                                                     ========  ========= =========  ========                    ========

     ALLIANCE EQUITY INDEX FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.68
                                                            =========
Number of units outstanding, end of period (000's)                 2
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-47

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


     ALLIANCE EQUITY INDEX FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.69
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

           MERRILL LYNCH BASIC VALUE EQUITY FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $127.67
                                                            =========
Number of units outstanding, end of period (000's)                 3
                                                            =========

   MERRILL LYNCH BASIC VALUE EQUITY FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.58
                                                            =========
Number of units outstanding, end of period (000's)                 2
                                                            =========

   MERRILL LYNCH BASIC VALUE EQUITY FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.75
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-48

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


    MERRILL LYNCH BASIC VALUE EQUITY FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.80
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                    MERRILL LYNCH BASIC VALUE EQUITY FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------      -----------------------
Unit value, beginning of period..................            $115.97                      $100.00
                                                            =========                     ========
Unit value, end of period........................            $127.67                      $115.97
                                                            =========                     ========
Number of units outstanding, end of period (000's)               444                          145
                                                            =========                     ========

                    MERRILL LYNCH BASIC VALUE EQUITY FUND --
                    EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 97.80
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                    MERRILL LYNCH BASIC VALUE EQUITY FUND --
                    EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 97.91
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-49

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                                        ALLIANCE COMMON STOCK FUND -- OLD CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------------
                                      1998     1997      1996     1995     1994      1993     1992     1991     1990     1989
                                    -------- -------- --------- -------- -------- --------- -------- -------- -------- --------
Unit value, beginning of period.    $316.64   $246.57  $199.66  $151.67  $155.96   $125.72  $122.56  $ 89.56   $97.97   $78.37
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== ========
Unit value, end of period.......    $407.19   $316.64  $246.57  $199.66  $151.67   $155.96  $125.72  $122.56   $89.56   $97.97
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== ========
Number of units outstanding,
   end of period (000's)........        264       307      345      387      438       467      525      598      694      780
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== ========
                      ALLIANCE COMMON STOCK FUND -- EQUI-VEST SERIES 100 AND 200/MOMENTUM** CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------------
                                     1998     1997      1996     1995     1994      1993     1992     1991     1990     1989
                                    -------- -------- --------- -------- -------- --------- -------- -------- -------- --------
Unit value, beginning of period.    $253.68   $199.05  $162.42  $124.32  $128.81   $104.63  $102.76  $ 75.67   $83.40   $67.22
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== ========
Unit value, end of period.......    $323.75   $253.68  $199.05  $162.42  $124.32   $128.81  $104.63  $102.76   $75.67   $83.40
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== ========
Number of  EQUI-VEST units
   outstanding, end of
   period (000's)...............     17,231    17,386   16,933   16,292   15,749    13,917   11,841   10,292    9,670    8,645
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== ========
Number of Momentum units
   outstanding, end of
   period (000's)...............        591       519      403      270      120
                                    ======== ======== ========= ======== ========
                                         ALLIANCE COMMON STOCK FUND -- EQUIPLAN CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                    --------------------------------------------------------------------------------------------
                                     1998     1997      1996     1995     1994     1993      1992     1991     1990      1989
                                    -------- -------- --------- -------- -------- -------- --------- -------- -------- ---------
Unit value, beginning of period.    $342.99  $267.08   $216.27  $164.29  $168.93  $136.10   $132.67  $ 96.95  $106.05   $ 84.83
                                    ======== ======== ========= ======== ======== ======== ========= ======== ======== =========
Unit value, end of period.......    $441.07  $342.99   $267.08  $216.27  $164.29  $168.93   $136.10  $132.67  $ 96.95   $106.05
                                    ======== ======== ========= ======== ======== ======== ========= ======== ======== =========
Number of units outstanding,
   end of period (000's)........         70       85        96      108      119      124       135      144      157       177
                                    ======== ======== ========= ======== ======== ======== ========= ======== ======== =========

------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.

                                     FSA-50

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                              ALLIANCE COMMON STOCK FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $207.00    $162.39   $132.47   $101.38   $105.01           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $264.22    $207.00   $162.39   $132.47   $101.38           $105.01
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)     1,133      1,192     1,039       706       330                12
                                                     ========  ========= =========  ========  ========          ========
                              ALLIANCE COMMON STOCK FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                          DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $161.04    $125.89                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $206.28    $161.04                        $125.89
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)        40         37                            140
                                                     ========   ========                      =========

         ALLIANCE COMMON STOCK FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $148.44    $115.92
                                                     ========   ========
Unit value, end of period........................    $190.33    $148.44
                                                     ========   ========
Number of units outstanding, end of period (000's)         7          5
                                                     ========   ========

                       ALLIANCE COMMON STOCK FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 135 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------              JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $198.12    $155.42   $126.78   $ 97.03                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $252.88    $198.12   $155.42   $126.78                     $ 97.03
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     5,808      4,765     3,457     1,989                         948
                                                     ========  ========= =========  ========                    ========

     ALLIANCE COMMON STOCK FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.87
                                                            =========
Number of units outstanding, end of period (000's)                 5
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-51

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


     ALLIANCE COMMON STOCK FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.87
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                     MFS RESEARCH FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $140.83
                                                            =========
Number of units outstanding, end of period (000's)                 4
                                                            =========

             MFS RESEARCH FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $100.75
                                                            =========
Number of units outstanding, end of period (000's)                 3
                                                            =========

             MFS RESEARCH FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $100.92
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-52

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


              MFS RESEARCH FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $100.97
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                              MFS RESEARCH FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------      -----------------------
Unit value, beginning of period..................            $115.01                      $100.00
                                                            =========                     ========
Unit value, end of period........................            $140.83                      $115.01
                                                            =========                     ========
Number of units outstanding, end of period (000's)               720                          236
                                                            =========                     ========

          MFS RESEARCH FUND -- EQUI-VEST SERIES 500 CONTRACTS: 134 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.99
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

          MFS RESEARCH FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 99.10
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-53

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                                      ALLIANCE GLOBAL FUND -- MOMENTUM CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------               JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $151.87    $138.00   $122.06   $104.12                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $182.50    $151.87   $138.00   $122.06                     $104.12
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       156        147       116        62                          16
                                                     ========  ========= =========  ========                    ========
                                 ALLIANCE GLOBAL FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $154.12    $140.51   $124.30   $106.04   $102.14           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $185.78    $154.12   $140.51   $124.30   $106.04           $102.14
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)       408        464       459       391       223                 8
                                                     ========  ========= =========  ========  ========          ========
                                 ALLIANCE GLOBAL FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $128.51    $116.37                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $154.96    $128.51                        $116.37
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)        11         12                             13
                                                     ========   ========                      =========

            ALLIANCE GLOBAL FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                         YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $122.12    $110.47
                                                     ========   ========
Unit value, end of period........................    $147.40    $122.12
                                                     ========   ========
Number of units outstanding, end of period (000's)         3          2
                                                     ========   ========

                          ALLIANCE GLOBAL FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                            YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------              JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $151.87    $138.00   $122.06   $104.12                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $182.50    $151.87   $138.00   $122.06                     $104.12
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     3,395      3,369     2,995     2,121                       1,305
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-54

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


        ALLIANCE GLOBAL FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.37
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

        ALLIANCE GLOBAL FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.37
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                                     ALLIANCE INTERNATIONAL FUND -- MOMENTUM CONTRACTS


                                                       YEARS ENDED DECEMBER 31,
                                                     -----------------------------             SEPTEMBER 1, 1994*
                                                      1998       1997      1996               TO DECEMBER 31, 1995
                                                     --------  --------- ---------           -----------------------
Unit value, beginning of period..................    $107.92    $112.82   $104.15                     $100.00
                                                     ========  ========= =========                    ========
Unit value, end of period........................    $117.72    $107.92   $112.82                     $104.15
                                                     ========  ========= =========                    ========
Number of units outstanding, end of period (000's)        37         32        19                           0
                                                     ========  ========= =========                    ========
                              ALLIANCE INTERNATIONAL FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                       YEARS ENDED DECEMBER 31,
                                                     -----------------------------             SEPTEMBER 1, 1994*
                                                      1998       1997      1996               TO DECEMBER 31, 1995
                                                     --------  --------- ---------           -----------------------
Unit value, beginning of period..................    $107.89    $112.81   $104.15                     $100.00
                                                     ========  ========= =========                    ========
Unit value, end of period........................    $117.68    $107.89   $112.81                     $104.15
                                                     ========  ========= =========                    ========
Number of units outstanding, end of period (000's)        87         85        54                           3
                                                     ========  ========= =========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-55

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                              ALLIANCE INTERNATIONAL FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                        YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $108.42    $112.96                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $118.67    $108.42                        $112.96
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)         4          3                             21
                                                     ========   ========                      =========

         ALLIANCE INTERNATIONAL FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $104.70    $108.98
                                                     ========   ========
Unit value, end of period........................    $114.73    $104.70
                                                     ========   ========
Number of units outstanding, end of period (000's)         1        788
                                                     ========   ========

                      ALLIANCE INTERNATIONAL FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                       YEARS ENDED DECEMBER 31,
                                                     -----------------------------             SEPTEMBER 1, 1994*
                                                      1998       1997      1996               TO DECEMBER 31, 1995
                                                     --------  --------- ---------           -----------------------
Unit value, beginning of period..................    $107.92    $112.83   $104.15                     $100.00
                                                     ========  ========= =========                    ========
Unit value, end of period........................    $117.72    $107.92   $112.83                     $104.15
                                                     ========  ========= =========                    ========
Number of units outstanding, end of period (000's)       971        968       763                         141
                                                     ========  ========= =========                    ========

     ALLIANCE INTERNATIONAL FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 93.00
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

     ALLIANCE INTERNATIONAL FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 93.00
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-56

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


          T. ROWE PRICE INTERNATIONAL STOCK FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $109.49
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

   T. ROWE PRICE INTERNATIONAL STOCK FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 98.95
                                                            =========
Number of units outstanding, end of period (000's)                 3
                                                            =========

   T. ROWE PRICE INTERNATIONAL STOCK FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 99.11
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

   T. ROWE PRICE INTERNATIONAL STOCK FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 99.16
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-57

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                    T. ROWE PRICE INTERNATIONAL STOCK FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------      -----------------------
Unit value, beginning of period..................            $ 97.61                      $100.00
                                                            =========                     ========
Unit value, end of period........................            $109.49                      $ 97.61
                                                            =========                     ========
Number of units outstanding, end of period (000's)               671                          387
                                                            =========                     ========

                   T. ROWE PRICE INTERNATIONAL STOCK FUND --
                    EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                      TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 94.04
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                    T. ROWE PRICE INTERNATIONAL STOCK FUND --
                    EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 94.15
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

        MORGAN STANLEY EMERGING MARKETS EQUITY FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 57.18
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

MORGAN STANLEY EMERGING MARKETS EQUITY FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 86.23
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

------------------
 *Date on which units were made available for sale.

                                     FSA-58

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


MORGAN STANLEY EMERGING MARKETS EQUITY FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 86.38
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

 MORGAN STANLEY EMERGING MARKETS EQUITY FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 86.42
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

            MORGAN STANLEY EMERGING MARKETS EQUITY FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED              AUGUST 20, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------      -----------------------
Unit value, beginning of period..................            $ 79.41                      $100.00
                                                            =========                     ========
Unit value, end of period........................            $ 57.18                      $ 79.41
                                                            =========                     ========
Number of units outstanding, end of period (000's)               217                          109
                                                            =========                     ========

                 MORGAN STANLEY EMERGING MARKETS EQUITY FUND --
                    EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 81.40
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-59

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                 MORGAN STANLEY EMERGING MARKETS EQUITY FUND --
                    EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 81.49
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                              ALLIANCE AGGRESSIVE STOCK FUND -- EQUI-VEST/MOMENTUM** CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------------
                                      1998     1997      1996     1995     1994     1993      1992     1991     1990      1989
                                    -------- -------- --------- -------- -------- -------- --------- -------- -------- ---------
Unit value, beginning of period.     $90.75    $82.91   $68.73   $52.88   $55.68    $48.30   $50.51   $27.36   $25.86    $18.09
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== =========
Unit value, end of period.......     $89.92    $90.75   $82.91   $68.73   $52.88    $55.68   $48.30   $50.51   $27.36    $25.86
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== =========
Number of EQUI-VEST units
   outstanding, end of
   period (000's)...............     25,634    28,030   27,945   25,821   24,787    21,496   17,986   12,962    9,545     8,134
                                    ======== ======== ========= ======== ======== ========= ======== ======== ======== =========
Number of Momentum units
   outstanding, end of
   period (000's)...............      1,401     1,437    1,281      969      620       258
                                    ======== ======== ========= ======== ======== =========
                           ALLIANCE AGGRESSIVE STOCK FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $171.96    $157.31   $130.50   $100.49   $105.90           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $170.12    $171.96   $157.31   $130.50   $100.49           $105.90
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)     1,098      1,220     1,070       718       350                12
                                                     ========  ========= =========  ========  ========          ========

------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-60

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                            ALLIANCE AGGRESSIVE STOCK FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     --------------------                SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $137.72    $125.54                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $136.73    $137.72                        $125.54
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)        37         35                            109
                                                     ========   ========                      =========

       ALLIANCE AGGRESSIVE STOCK FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $119.41    $108.74
                                                     ========   ========
Unit value, end of period........................    $118.68    $119.41
                                                     ========   ========
Number of units outstanding, end of period (000's)         8          7
                                                     ========   ========

                     ALLIANCE AGGRESSIVE STOCK FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 135 B.P.

                                                           YEARS ENDED DECEMBER 31,
                                                     --------------------------------------               JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $163.33    $149.41   $123.95   $ 95.45                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $161.59    $163.33   $149.41   $123.95                     $ 95.45
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     3,342      3,226     2,468     1,310                         664
                                                     ========  ========= =========  ========                    ========

   ALLIANCE AGGRESSIVE STOCK FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 90.25
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========
   ALLIANCE AGGRESSIVE STOCK FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 90.25
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========
------------------
 *Date on which units were made available for sale.

                                     FSA-61

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


          WARBURG PINCUS SMALL COMPANY VALUE FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $104.82
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

  WARBURG PINCUS SMALL COMPANY VALUE FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 83.08
                                                            =========
Number of units outstanding, end of period (000's)                 2
                                                            =========

  WARBURG PINCUS SMALL COMPANY VALUE FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 83.22
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

   WARBURG PINCUS SMALL COMPANY VALUE FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 83.26
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-62

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                   WARBURG PINCUS SMALL COMPANY VALUE FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $118.06                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $104.82                     $118.06
                                                            =========                    ========
Number of units outstanding, end of period (000's)               859                         577
                                                            =========                    ========

                   WARBURG PINCUS SMALL COMPANY VALUE FUND --
                    EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 82.78
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                   WARBURG PINCUS SMALL COMPANY VALUE FUND --
                    EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 82.88
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                        ALLIANCE SMALL CAP GROWTH FUND -- MOMENTUM CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $125.55                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $118.57                     $125.55
                                                            =========                    ========
Number of units outstanding, end of period (000's)                27                           6
                                                            =========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-63

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                            ALLIANCE SMALL CAP GROWTH FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $125.54                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $118.55                     $125.54
                                                            =========                    ========
Number of units outstanding, end of period (000's)                41                           8
                                                            =========                    ========

       ALLIANCE SMALL CAP GROWTH FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                         DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $119.25
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

       ALLIANCE SMALL CAP GROWTH FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                         DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $119.45
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

                   ALLIANCE SMALL CAP GROWTH FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $125.55                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $118.57                     $125.55
                                                            =========                    ========
Number of units outstanding, end of period (000's)             1,101                         488
                                                            =========                    ========

   ALLIANCE SMALL CAP GROWTH FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 86.93
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

------------------
 *Date on which units were made available for sale.

                                     FSA-64

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


   ALLIANCE SMALL CAP GROWTH FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 86.94
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

            MFS EMERGING GROWTH COMPANIES FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $161.04
                                                            =========
Number of units outstanding, end of period (000's)                 5
                                                            =========

     MFS EMERGING GROWTH COMPANIES FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $107.73
                                                            =========
Number of units outstanding, end of period (000's)                 7
                                                            =========

     MFS EMERGING GROWTH COMPANIES FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $107.91
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

     MFS EMERGING GROWTH COMPANIES FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $107.96
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-65

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

              MFS EMERGING GROWTH COMPANIES FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $121.34                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $161.04                     $121.34
                                                            =========                    ========
Number of units outstanding, end of period (000's)             1,090                         256
                                                            =========                    ========

 MFS EMERGING GROWTH COMPANIES FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.41
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

 MFS EMERGING GROWTH COMPANIES FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $103.53
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                          ALLIANCE CONSERVATIVE INVESTORS FUND -- MOMENTUM CONTRACTS

                                                           YEARS ENDED DECEMBER 31,
                                                     --------------------------------------                 JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $130.98    $117.25   $112.97   $ 95.10                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $147.17    $130.98   $117.25   $112.97                     $ 95.10
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)        24         22        18        11                           3
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-66

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

                         ALLIANCE CONSERVATIVE INVESTORS FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $128.45    $114.99   $110.81   $ 93.29   $ 98.60           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $144.30    $128.45   $114.99   $110.81   $ 93.29           $ 98.60
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)       121        125       136       129        92                10
                                                     ========  ========= =========  ========  ========          ========

                         ALLIANCE CONSERVATIVE INVESTORS FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                          DECEMBER 31,
                                                     --------------------                SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $122.71    $109.47                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $138.35    $122.71                        $109.47
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)         4          5                              5
                                                     ========   ========                      =========

                  ALLIANCE CONSERVATIVE INVESTORS FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------
                                                      1998       1997      1996      1995      1994
                                                     --------  --------- ---------  --------  --------
Unit value, beginning of period..................    $130.98    $117.25   $112.97   $ 95.10   $100.00
                                                     ========  ========= =========  ========  ========
Unit value, end of period........................    $147.17    $130.98   $117.25   $112.97   $ 95.10
                                                     ========  ========= =========  ========  ========
Number of units outstanding, end of period (000's)       661        553       567       491       325
                                                     ========  ========= =========  ========  ========

ALLIANCE CONSERVATIVE INVESTORS FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.74
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

ALLIANCE CONSERVATIVE INVESTORS FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.74
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-67

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                  EQ/PUTNAM BALANCED FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $125.16
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

          EQ/PUTNAM BALANCED FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.67
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

          EQ/PUTNAM BALANCED FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.84
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

           EQ/PUTNAM BALANCED FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.89
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-68

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                           EQ/PUTNAM BALANCED FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $113.46                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $125.16                     $113.46
                                                            =========                    ========
Number of units outstanding, end of period (000's)               275                         109
                                                            =========                    ========

       EQ/PUTNAM BALANCED FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.05
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

       EQ/PUTNAM BALANCED FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.17
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                                  ALLIANCE GROWTH INVESTORS FUND -- MOMENTUM CONTRACTS

                                                           YEARS ENDED DECEMBER 31,
                                                     --------------------------------------                 JUNE 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $153.69    $133.40   $120.08   $ 96.31                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $180.63    $153.69   $133.40   $120.08                     $ 96.31
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       159        147       110        57                          10
                                                     ========  ========= =========  ========                    ========

------------------
 *Date on which units were made available for sale.


                                     FSA-69

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


                            ALLIANCE GROWTH INVESTORS FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $155.46    $134.95   $121.49   $ 97.45   $101.99           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $182.69     155.46   $134.95   $121.49   $ 97.45           $101.99
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)       509        553       508       375       188                13
                                                     ========  ========= =========  ========  ========          ========

                            ALLIANCE GROWTH INVESTORS FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------                 SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $135.20    $116.95                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $159.46    $135.20                        $116.95
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)        15         14                             15
                                                     ========   ========                      =========

       ALLIANCE GROWTH INVESTORS FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $126.72    $109.51
                                                     ========   ========
Unit value, end of period........................    $149.61    $126.72
                                                     ========   ========
Number of units outstanding, end of period (000's)         2          1
                                                     ========   ========

                     ALLIANCE GROWTH INVESTORS FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 134 B.P.

                                                           YEARS ENDED DECEMBER 31,
                                                     --------------------------------------               JANUARY 1, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $153.69    $133.40   $120.08   $ 96.31                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $180.63    $153.69   $133.40   $120.08                     $ 96.31
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)     3,962      3,704     3,325     2,113                       1,023
                                                     ========  ========= =========  ========                    ========

   ALLIANCE GROWTH INVESTORS FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.93
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-70

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):

   ALLIANCE GROWTH INVESTORS FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $101.93
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

                                 ALLIANCE BALANCED FUND -- EQUI-VEST/MOMENTUM** CONTRACTS

                                                                   YEARS ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------------
                                      1998    1997      1996     1995     1994      1993     1992     1991    1990    1989
                                    ------- --------  -------- -------- --------  -------- -------  ------- -------- -------
Unit value, beginning of period.    $38.66   $34.06    $30.92   $26.18   $28.85    $26.04  $27.17   $19.40   $19.69  $15.80
                                    ======= ========  ======== ======== ========  ======== =======  ======= ======== =======
Unit value, end of period.......    $45.07   $38.66    $34.06   $30.92   $26.18    $28.85  $26.04   $27.17   $19.40  $19.69
                                    ======= ========  ======== ======== ========  ======== =======  ======= ======== =======
Number of EQUI-VEST units
   outstanding, end of
   period (000's)...............    24,361   26,036    28,319   30,212   32,664    31,259  25,975   21,100   19,423  16,810
                                    ======= ========  ======== ======== ========  ======== =======  ======= ======== =======
Number of Momentum units
   outstanding, end of
   period (000's)...............       986    1,052     1,057      957      776       348
                                    ======= ========  ======== ======== ========  ========

                                ALLIANCE BALANCED FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                                 YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------    SEPTEMBER 9, 1993*
                                                      1998       1997      1996      1995      1994      TO DECEMBER 31, 1993
                                                     --------  ---------  --------  --------  --------  -----------------------
Unit value, beginning of period..................    $136.14    $120.01   $108.95   $ 92.22   $101.63           $100.00
                                                     ========  ========= =========  ========  ========          ========
Unit value, end of period........................    $158.63    $136.14   $120.01   $108.95   $ 92.22           $101.63
                                                     ========  ========= =========  ========  ========          ========
Number of units outstanding, end of period (000's)       375        439       417       336       188                 9
                                                     ========  ========= =========  ========  ========          ========

                                ALLIANCE BALANCED FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                         YEARS ENDED
                                                         DECEMBER 31,
                                                     --------------------               SEPTEMBER 1, 1996*
                                                      1998       1997                   TO DECEMBER 31, 1996
                                                     --------   --------               ------------------------
Unit value, beginning of period..................    $129.97    $114.16                        $100.00
                                                     ========   ========                      =========
Unit value, end of period........................    $151.97    $129.97                        $114.16
                                                     ========   ========                      =========
Number of units outstanding, end of period (000's)        11         10                             48
                                                     ========   ========                      =========

------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-71

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


           ALLIANCE BALANCED FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                         YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                      1998       1997
                                                     --------   --------
Unit value, beginning of period..................    $122.68    $100.00
                                                     ========   ========
Unit value, end of period........................    $143.60    $122.68
                                                     ========   ========
Number of units outstanding, end of period (000's)         1          1
                                                     ========   ========

                         ALLIANCE BALANCED FUND -- EQUI-VEST SERIES 300 AND 400 CONTRACTS: 135 B.P.

                                                           YEARS ENDED DECEMBER 31,
                                                     --------------------------------------               JANUARY 3, 1994*
                                                      1998       1997      1996      1995               TO DECEMBER 31, 1994
                                                     --------  --------- ---------  --------           -----------------------
Unit value, beginning of period..................    $135.29    $119.26   $108.26   $ 91.64                     $100.00
                                                     ========  ========= =========  ========                    ========
Unit value, end of period........................    $157.63    $135.29   $119.26   $108.26                     $ 91.64
                                                     ========  ========= =========  ========                    ========
Number of units outstanding, end of period (000's)       752        655       548       386                         289
                                                     ========  ========= =========  ========                    ========

       ALLIANCE BALANCED FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.39
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

       ALLIANCE BALANCED FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $102.39
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-72

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Continued):


             MERRILL LYNCH WORLD STRATEGY FUND -- MOMENTUM CONTRACTS

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $109.37
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

     MERRILL LYNCH WORLD STRATEGY FUND -- MOMENTUM PLUS CONTRACTS: 135 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 96.28
                                                            =========
Number of units outstanding, end of period (000's)                 1
                                                            =========

     MERRILL LYNCH WORLD STRATEGY FUND -- MOMENTUM PLUS CONTRACTS: 100 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 96.44
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

      MERRILL LYNCH WORLD STRATEGY FUND -- MOMENTUM PLUS CONTRACTS: 90 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 96.49
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-73

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 1998

6.  Accumulation Unit Values (Concluded):


                      MERRILL LYNCH WORLD STRATEGY FUND -- EQUI-VEST SERIES 100 THROUGH 400 CONTRACTS

                                                           YEAR ENDED                MAY 1, 1997* TO
                                                       DECEMBER 31, 1998            DECEMBER 31, 1997
                                                     -----------------------    ---------------------------
Unit value, beginning of period..................            $103.77                     $100.00
                                                            =========                    ========
Unit value, end of period........................            $109.37                     $103.77
                                                            =========                    ========
Number of units outstanding, end of period (000's)                84                          52
                                                            =========                    ========

  MERRILL LYNCH WORLD STRATEGY FUND -- EQUI-VEST SERIES 500 CONTRACTS: 145 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 94.86
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

  MERRILL LYNCH WORLD STRATEGY FUND -- EQUI-VEST SERIES 600 CONTRACTS: 120 B.P.

                                                          JULY 13, 1998*
                                                       TO DECEMBER 31, 1998
                                                     -----------------------
Unit value, beginning of period..................            $100.00
                                                            =========
Unit value, end of period........................            $ 94.96
                                                            =========
Number of units outstanding, end of period (000's)                 --
                                                            =========

------------------
 *Date on which units were made available for sale.


                                     FSA-74

                        Report of Independent Accountants


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its method of accounting for long-lived assets in 1996.




/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP
New York, New York
February 8, 1999

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,993.7        $    19,630.9
    Held to maturity, at amortized cost.....................................           125.0                  -
  Mortgage loans on real estate.............................................         2,809.9              2,611.4
  Equity real estate........................................................         1,676.9              2,495.1
  Policy loans..............................................................         2,086.7              2,422.9
  Other equity investments..................................................           713.3                951.5
  Investment in and loans to affiliates.....................................           928.5                731.1
  Other invested assets.....................................................           808.2                612.2
                                                                              -----------------    -----------------
      Total investments.....................................................        28,142.2             29,455.1
Cash and cash equivalents...................................................         1,245.5                300.5
Deferred policy acquisition costs...........................................         3,563.8              3,236.6
Amounts due from discontinued operations....................................             2.7                572.8
Other assets................................................................         3,051.9              2,687.4
Closed Block assets.........................................................         8,632.4              8,566.6
Separate Accounts assets....................................................        43,302.3             36,538.7
                                                                              -----------------    -----------------

Total Assets................................................................   $    87,940.8        $    81,357.7
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    20,889.7        $    21,579.5
Future policy benefits and other policyholders' liabilities.................         4,694.2              4,553.8
Short-term and long-term debt...............................................         1,181.7              1,716.7
Other liabilities...........................................................         3,474.3              3,267.2
Closed Block liabilities....................................................         9,077.0              9,073.7
Separate Accounts liabilities...............................................        43,211.3             36,306.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        82,528.2             76,497.2
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,110.2              3,105.8
Retained earnings...........................................................         1,944.1              1,235.9
Accumulated other comprehensive income......................................           355.8                516.3
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         5,412.6              4,860.5
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    87,940.8        $    81,357.7
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,056.2       $       950.6      $       874.0
Premiums......................................................          588.1               601.5              597.6
Net investment income.........................................        2,228.1             2,282.8            2,203.6
Investment gains (losses), net................................          100.2               (45.2)              (9.8)
Commissions, fees and other income............................        1,503.0             1,227.2            1,081.8
Contribution from the Closed Block............................           87.1               102.5              125.0
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,562.7             5,119.4            4,872.2
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,153.0             1,266.2            1,270.2
Policyholders' benefits.......................................        1,024.7               978.6            1,317.7
Other operating costs and expenses............................        2,201.2             2,203.9            2,075.7
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,378.9             4,448.7            4,663.6
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................        1,183.8               670.7              208.6
Federal income taxes..........................................          353.1                91.5                9.7
Minority interest in net income of consolidated subsidiaries..          125.2                54.8               81.7
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          705.5               524.4              117.2
Discontinued operations, net of Federal income taxes..........            2.7               (87.2)             (83.8)
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                   -                (23.1)
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,105.8             3,105.8            3,105.8
Additional capital in excess of par value.....................            4.4                 -                  -
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,110.2             3,105.8            3,105.8

Retained earnings, beginning of year..........................        1,235.9               798.7              788.4
Net earnings..................................................          708.2               437.2               10.3
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,944.1             1,235.9              798.7
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive income,
  beginning of year...........................................          516.3               177.0              361.4
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income, end of year...........          355.8               516.3              177.0
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    5,412.6       $     4,860.5      $     4,084.0
                                                                =================  =================  =================

COMPREHENSIVE INCOME
Net earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
  adjustment..................................................         (149.5)              343.7             (206.6)
Minimum pension liability adjustment..........................          (11.0)               (4.4)              22.2
                                                                -----------------  -----------------  -----------------
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $      547.7       $       776.5      $      (174.1)
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      708.2       $       437.2      $        10.3
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,153.0             1,266.2            1,270.2
  Universal life and investment-type product
    policy fee income.........................................       (1,056.2)             (950.6)            (874.0)
  Investment (gains) losses...................................         (100.2)               45.2                9.8
  Change in Federal income tax payable........................          123.1               (74.4)            (197.1)
  Other, net..................................................         (324.9)              169.4              330.2
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          503.0               893.0              549.4
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,289.0             2,702.9            2,275.1
  Sales.......................................................       16,972.1            10,385.9            8,964.3
  Purchases...................................................      (18,578.5)          (13,205.4)         (12,559.6)
  Decrease (increase) in short-term investments...............          102.4              (555.0)             450.3
  Decrease in loans to discontinued operations................          660.0               420.1            1,017.0
  Sale of subsidiaries........................................            -                 261.0                -
  Other, net..................................................         (341.8)             (612.6)            (281.0)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,103.2              (603.1)            (133.9)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,508.1             1,281.7            1,925.4
    Withdrawals...............................................       (1,724.6)           (1,886.8)          (2,385.2)
  Net (decrease) increase in short-term financings............         (243.5)              419.9                (.3)
  Repayments of long-term debt................................          (24.5)             (196.4)            (124.8)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (87.2)              (83.9)               -
  Other, net..................................................          (89.5)              (62.7)             (66.5)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (661.2)             (528.2)            (651.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          945.0              (238.3)            (235.9)
Cash and cash equivalents, beginning of year..................          300.5               538.8              774.7
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,245.5       $       300.5      $       538.8
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      130.7       $       217.1      $       109.9
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      254.3       $       170.0      $       (10.0)
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), in which Equitable Life has a 57.7% ownership interest, and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate in which Equitable Life has a 32.5% ownership interest. AXA ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.5% at December 31, 1998 (53.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance, the results of DLJ which are accounted for on an equity basis, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance and EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1998," "1997" and "1996" refer to the years ended December 31, 1998, 1997 and 1996, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1998 presentation.

        Closed Block

        On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations include the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the Guaranteed Interest Contract ("GIC") lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1998 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        Accounting Changes

        In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for public companies to report information about operating segments in annual and interim financial statements issued to shareholders. It also specifies related disclosure requirements for products and services, geographic areas and major customers. Generally, financial information must be reported using the basis management uses to make operating decisions and to evaluate business performance. The Company implemented SFAS No. 131 effective December 31, 1998 and continues to identify two operating segments to reflect its major businesses: Insurance and Investment Services. While the segment descriptions are the same as those previously reported, certain amounts have been reattributed between the two reportable segments. Prior period comparative segment information has been restated.

        In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. Adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management intends to sell or abandon is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Initial adoption of the impairment requirements of SFAS No. 121 to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        New Accounting Pronouncements

        In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends existing  accounting and reporting  standards for certain  activities of mortgage banking enterprises and other enterprises that conduct operations that are substantially similar to the primary operations of a mortgage banking enterprise. This statement is effective for the first fiscal quarter beginning after December 15, 1998. This statement is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

        SFAS No. 133 requires adoption in fiscal years beginning after June 15, 1999 and permits early adoption as of the beginning of any fiscal quarter following issuance of the statement. Retroactive application to financial statements of prior periods is prohibited. The Company expects to adopt SFAS No. 133 effective January 1, 2000. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

        In late 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that Do Not Transfer Insurance Risk". This SOP, effective for fiscal years beginning after June 15, 1999, provides guidance to both the insured and insurer on how to apply the deposit method of accounting when it is required for insurance and reinsurance contracts that do not transfer insurance risk. The SOP does not address or change the requirements as to when deposit accounting should be applied. SOP 98-7 applies to all entities and all insurance and reinsurance contracts that do not transfer insurance risk except for long-duration life and health insurance contracts. This SOP is not expected to have a material impact on the Company's consolidated financial statements.

        In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

        Unrealized investment gains and losses on equity securities and fixed maturities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield, excluding policy loans, generally ranged from 7.29% grading to 6.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996 a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its Pension Par and DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $938.6 million and $886.7 million at December 31, 1998 and 1997, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Incurred benefits related to current year..........  $       202.1       $      190.2       $      189.0
        Incurred benefits related to prior years...........           22.2                2.1               69.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       224.3       $      192.3       $      258.1
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        17.0       $       28.8       $       32.6
        Benefits paid related to prior years...............          155.4              146.2              153.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       172.4       $      175.0       $      185.9
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1998, participating policies, including those in the Closed Block, represent approximately 19.9% ($49.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1998, 1997 and 1996, investment results of such Separate Accounts were $4,591.0 million, $3,411.1 million and $2,970.6 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the Statement, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option price. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1998
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
            Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,464.1              107.6                 .7             1,571.0
            States and political subdivisions..           55.0                9.9                -                  64.9
            Foreign governments................          363.3               20.9               30.0               354.2
            Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $        58.3      $       114.9       $       22.5       $       150.7
                                                =================  =================   ================   =================

        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,850.5      $       785.0       $       74.5       $    15,561.0
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..           52.8                6.8                 .1                59.5
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1998 and 1997, securities without a readily ascertainable market value having an amortized cost of $3,539.9 million and $3,759.2 million, respectively, had estimated fair values of $3,748.5 million and $3,903.9 million, respectively.

        The contractual maturity of bonds at December 31, 1998 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      324.8       $      323.4
        Due in years two through five..........................................       3,778.2            3,787.9
        Due in years six through ten...........................................       6,543.4            6,594.1
        Due after ten years....................................................       5,756.8            6,219.5
        Mortgage-backed securities.............................................       1,807.9            1,830.3
                                                                                ----------------   -----------------
        Total..................................................................  $   18,211.1       $   18,755.2
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $125.0 million are due in one year or less.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1998, approximately 15.1% of the $18,336.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balances, beginning of year........................  $       384.5       $      137.1       $      325.3
        SFAS No. 121 release...............................            -                  -               (152.4)
        Additions charged to income........................           86.2              334.6              125.0
        Deductions for writedowns and
          asset dispositions...............................         (240.1)             (87.2)            (160.8)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        34.3       $       55.8       $       50.4
          Equity real estate...............................          196.3              328.7               86.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        At December 31, 1998, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.8 million.

        At December 31, 1998 and 1997, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $7.0 million (0.2% of total mortgage loans on real estate) and $23.4 million (0.9% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $115.1 million and $183.4 million at December 31, 1998 and 1997, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $10.3 million, $17.2 million and $35.5 million in 1998, 1997 and 1996, respectively. Gross interest income on these loans included in net investment income aggregated $8.3 million, $12.7 million and $28.2 million in 1998, 1997 and 1996, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1998                 1997
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        125.4       $        196.7
        Impaired mortgage loans without provision for losses...............             8.6                  3.6
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           134.0                200.3
        Provision for losses...............................................           (29.0)               (51.8)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        105.0       $        148.5
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1998, 1997 and 1996, respectively, the Company's average recorded investment in impaired mortgage loans was $161.3 million, $246.9 million and $552.1 million. Interest income recognized on these impaired mortgage loans totaled $12.3 million, $15.2 million and $38.8 million ($.9 million, $2.3 million and $17.9 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1998 and 1997, the carrying value of equity real estate held for sale amounted to $836.2 million and $1,023.5 million, respectively. For 1998, 1997 and 1996, respectively, real estate of $7.1 million, $152.0 million and $58.7 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned $552.3 million and $693.3 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $374.8 million and $541.1 million at December 31, 1998 and 1997, respectively. Depreciation expense on real estate totaled $30.5 million, $74.9 million and $91.8 million for 1998, 1997 and 1996, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (25 and 29 individual ventures as of December 31, 1998 and 1997, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       913.7      $     1,700.9
        Investments in securities, generally at estimated fair value...........          636.9            1,374.8
        Cash and cash equivalents..............................................           85.9              105.4
        Other assets...........................................................          279.8              584.9
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       367.1      $       493.4
        Borrowed funds - the Company...........................................           30.1               31.2
        Other liabilities......................................................          197.2              284.0
                                                                                ----------------   -----------------
        Total liabilities......................................................          594.4              808.6
                                                                                ----------------   -----------------

        Partners' capital......................................................        1,321.9            2,957.4
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       312.9      $       568.5
        Equity in limited partnership interests not included above.............          442.1              331.8
        Other..................................................................             .7                4.3
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       755.7      $       904.6
                                                                                ================   =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       246.1       $      310.5       $      348.9
        Revenues of other limited partnership interests....          128.9              506.3              386.1
        Interest expense - third party.....................          (33.3)             (91.8)            (111.0)
        Interest expense - the Company.....................           (2.6)              (7.2)             (30.0)
        Other expenses.....................................         (197.0)            (263.6)            (282.5)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       142.1       $      454.2       $      311.5
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        59.6       $       76.7       $       73.9
        Equity in net earnings of limited partnership
          interests not included above.....................           22.7               69.5               35.8
        Other..............................................            -                  (.9)                .9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        82.3       $      145.3       $      110.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,489.0       $    1,459.4       $    1,307.4
        Mortgage loans on real estate......................          235.4              260.8              303.0
        Equity real estate.................................          356.1              390.4              442.4
        Other equity investments...........................           83.8              156.9              122.0
        Policy loans.......................................          144.9              177.0              160.3
        Other investment income............................          185.7              181.7              217.4
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,494.9            2,626.2            2,552.5

          Investment expenses..............................         (266.8)            (343.4)            (348.9)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,228.1       $    2,282.8       $    2,203.6
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $       (24.3)      $       88.1       $       60.5
        Mortgage loans on real estate......................          (10.9)             (11.2)             (27.3)
        Equity real estate.................................           74.5             (391.3)             (79.7)
        Other equity investments...........................           29.9               14.1               18.9
        Sale of subsidiaries...............................           (2.6)             252.1                -
        Issuance and sales of Alliance Units...............           19.8                -                 20.6
        Issuance and sale of DLJ common stock..............           18.2                3.0                -
        Other..............................................           (4.4)               -                 (2.8)
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $       100.2       $      (45.2)      $       (9.8)
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $101.6 million, $11.7 million and $29.9 million for 1998, 1997 and 1996, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million for 1997. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1998, 1997 and 1996, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $15,961.0 million, $9,789.7 million and $8,353.5 million. Gross gains of $149.3 million, $166.0 million and $154.2 million and gross losses of $95.1 million, $108.8 million and $92.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1998, 1997 and 1996 amounted to $(331.7) million, $513.4 million and $(258.0)
        million, respectively.

        For 1998, 1997 and 1996, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.9 million, $137.5 million and $136.7 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note which was paid in 1998. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and for the year ended December 31, 1996, respectively, the businesses sold reported combined revenues of $91.6 million and $226.1 million and combined net earnings of $10.7 million and $30.7 million.

        In 1996, Alliance acquired the business of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash,
        1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and additional consideration to be determined at a later date but currently estimated to not exceed $10.0 million. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1998, the Company's ownership of Alliance Units was approximately 56.7%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balance, beginning of year.........................  $       533.6       $      189.9       $      396.5
        Changes in unrealized investment gains (losses)....         (242.4)             543.3             (297.6)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           (5.7)              53.2                -
            DAC............................................           13.2              (89.0)              42.3
            Deferred Federal income taxes..................           85.4             (163.8)              48.7
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       539.9       $      871.2       $      357.8
            Other equity investments.......................           92.4               33.7               31.6
            Other, principally Closed Block................          111.1               80.9               53.1
                                                            -----------------   ----------------   -----------------
              Total........................................          743.4              985.8              442.5
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (24.7)             (19.0)             (72.2)
              DAC..........................................         (127.8)            (141.0)             (52.0)
              Deferred Federal income taxes................         (206.8)            (292.2)            (128.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME

        Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Unrealized gains on investments....................  $       384.1       $      533.6       $      189.9
        Minimum pension liability..........................          (28.3)             (17.3)             (12.9)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Income.............................  $       355.8       $      516.3       $      177.0
                                                            =================   ================   =================

        The components of other comprehensive income for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net unrealized gains (losses) on investment
          securities:
          Net unrealized gains (losses) arising during
            the period.....................................  $      (186.1)      $      564.0       $     (249.8)
          Reclassification adjustment for (gains) losses
            included in net earnings.......................          (56.3)             (20.7)             (47.8)
                                                            -----------------   ----------------   -----------------

        Net unrealized gains (losses) on investment
          securities.......................................         (242.4)             543.3             (297.6)
        Adjustments for policyholder liabilities,
          DAC and deferred
          Federal income taxes.............................           92.9             (199.6)              91.0
                                                            -----------------   ----------------   -----------------
        Change in unrealized gains (losses), net of
          reclassification and adjustments.................         (149.5)             343.7             (206.6)
        Change in minimum pension liability................          (11.0)              (4.4)              22.2
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income...................  $      (160.5)      $      339.3       $     (184.4)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,149.0 and $4,059.4)...........................................  $    4,373.2         $    4,231.0
        Mortgage loans on real estate........................................       1,633.4              1,341.6
        Policy loans.........................................................       1,641.2              1,700.2
        Cash and other invested assets.......................................          86.5                282.0
        DAC..................................................................         676.5                775.2
        Other assets.........................................................         221.6                236.6
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,632.4         $    8,566.6
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,013.1         $    8,993.2
        Other liabilities....................................................          63.9                 80.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,077.0         $    9,073.7
                                                                              =================    =================

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       661.7       $      687.1       $      724.8
        Investment income (net of investment
          expenses of $15.5, $27.0 and $27.3)..............          569.7              574.9              546.6
        Investment losses, net.............................             .5              (42.4)              (5.5)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,231.9            1,219.6            1,265.9
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,082.0            1,066.7            1,106.3
        Other operating costs and expenses.................           62.8               50.4               34.6
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,144.8            1,117.1            1,140.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        87.1       $      102.5       $      125.0
                                                            =================   ================   =================

        At December 31, 1998 and 1997, problem mortgage loans on real estate had an amortized cost of $5.1 million and $8.1 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $26.0 million and $70.5 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $        55.5      $       109.1
        Impaired mortgage loans without provision for losses...................            7.6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           63.1              109.7
        Provision for losses...................................................          (10.1)             (17.4)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        53.0      $        92.3
                                                                                ================   =================

        During 1998, 1997 and 1996, the Closed Block's average recorded investment in impaired mortgage loans was $85.5 million, $110.2 million and $153.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $9.4 million and $10.9 million ($1.5 million, $4.1 million and $4.7 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $11.1 million and $18.5 million on mortgage loans on real estate and $15.4 million and $16.8 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million and $12.8 million for 1997 and 1996, respectively. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 8)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Mortgage loans on real estate........................................  $      553.9         $      635.2
        Equity real estate...................................................         611.0                874.5
        Other equity investments.............................................         115.1                209.3
        Other invested assets................................................          24.9                152.4
                                                                              -----------------    -----------------
          Total investments..................................................       1,304.9              1,871.4
        Cash and cash equivalents............................................          34.7                106.8
        Other assets.........................................................         219.0                243.8
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,021.7         $    1,048.3
        Allowance for future losses..........................................         305.1                259.2
        Amounts due to continuing operations.................................           2.7                572.8
        Other liabilities....................................................         229.1                341.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $63.3, $97.3 and $127.5).............  $       160.4       $      188.6       $      245.4
        Investment gains (losses), net.....................           35.7             (173.7)             (18.9)
        Policy fees, premiums and other income.............           (4.3)                .2                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          191.8               15.1              226.7

        Benefits and other deductions......................          141.5              169.5              250.4
        Earnings added (losses charged) to allowance
          for future losses................................           50.3             (154.4)             (23.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing (loss from
          strengthening) of the allowance for future
          losses...........................................            4.2             (134.1)            (129.0)
        Federal income tax (expense) benefit...............           (1.5)              46.9               45.2
                                                            -----------------   ----------------   -----------------
        Earnings (Loss) from Discontinued Operations.......  $         2.7       $      (87.2)      $      (83.8)
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1998 and strengthening of allowance in 1997 and 1996.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

        Benefits and other deductions includes $26.6 million, $53.3 million and $114.3 million of interest expense related to amounts borrowed from continuing operations in 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $3.0 million and $28.4 million on mortgage loans on real estate and $34.8 million and $88.4 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1998 and 1997, problem mortgage loans on real estate had amortized costs of $1.1 million and $11.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $3.5 million and $109.4 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $         6.7      $       101.8
        Impaired mortgage loans without provision for losses...................            8.5                 .2
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           15.2              102.0
        Provision for losses...................................................           (2.1)             (27.3)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        13.1      $        74.7
                                                                                ================   =================

        During 1998, 1997 and 1996, the discontinued operations' average recorded investment in impaired mortgage loans was $73.3 million, $89.2 million and $134.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $6.6 million and $10.1 million ($3.4 million, $5.3 million and $7.5 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        At December 31, 1998 and 1997, discontinued operations had carrying values of $50.0 million and $156.2 million, respectively, of real estate acquired in satisfaction of debt.

 9)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      179.3         $      422.2
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.7
          Other..............................................................            .3                   .3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.4
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.91% - 12.00%, due through 2017...................         392.2                676.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          10.8                 18.5
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,002.4              1,294.5
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,181.7         $    1,716.7
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1998 range from 5.23% to 7.75%. There were no borrowings outstanding under this bank credit facility at December 31, 1998.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1998, there were no borrowings outstanding under this program.

        During July 1998, Alliance entered into a $425.0 million five-year revolving credit facility with a group of commercial banks which replaced a $250.0 million revolving credit facility. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During September 1998, Alliance increased the size of its commercial paper program from $250.0 million to $425.0 million. Borrowings from these two sources may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants which require Alliance to, among other things, meet certain financial ratios. As of December 31, 1998, Alliance had commercial paper outstanding totaling $179.5 million at an effective interest rate of 5.5% and there were no borrowings outstanding under Alliance's revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $640.2 million and $1,164.0 million at December 31, 1998 and 1997, respectively, as collateral for certain short-term and long-term debt.

        At December 31, 1998, aggregate maturities of the long-term debt based on required principal payments at maturity for 1999 and the succeeding four years are $322.8 million, $6.9 million, $1.7 million, $1.8 million and $2.0 million, respectively, and $668.0 million thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       283.3       $      186.5       $       97.9
          Deferred.........................................           69.8              (95.0)             (88.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       414.3       $      234.7       $       73.0
        Non-taxable minority interest......................          (33.2)             (38.0)             (28.6)
        Adjustment of tax audit reserves...................           16.0              (81.7)               6.9
        Equity in unconsolidated subsidiaries..............          (39.3)             (45.1)             (32.3)
        Other..............................................           (4.7)              21.6               (9.3)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1998                  December 31, 1997
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Compensation and related benefits......  $     235.3      $        -        $      257.9      $       -
        Other..................................         27.8               -                30.7              -
        DAC, reserves and reinsurance..........          -               231.4               -              222.8
        Investments............................          -               364.4               -              405.7
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     263.1      $      595.8      $      288.6      $     628.5
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        (7.7)      $       46.2       $     (156.2)
        Investments........................................           46.8             (113.8)              78.6
        Compensation and related benefits..................           28.6                3.7               22.3
        Other..............................................            2.1              (31.1)             (32.9)
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense (Benefit)................................  $        69.8       $      (95.0)      $      (88.2)
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       438.8       $      448.6       $      461.4
        Reinsurance assumed................................          203.6              198.3              177.5
        Reinsurance ceded..................................          (54.3)             (45.4)             (41.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       588.1       $      601.5       $      597.6
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        75.7       $       61.0       $       48.2
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        85.9       $       70.6       $       54.1
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        39.5       $       36.4       $       32.3
                                                            =================   ================   =================

        Beginning in May 1997, the Company began reinsuring on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. Effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.3 million, $1.6 million and $2.4 million for 1998, 1997 and 1996, respectively. Ceded death and disability benefits totaled $15.6 million, $4.3 million and $21.2 million for 1998, 1997 and 1996, respectively. Insurance liabilities ceded totaled $560.3 million and $593.8 million at December 31, 1998 and 1997, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        33.2       $       32.5       $       33.8
        Interest cost on projected benefit obligations.....          129.2              128.2              120.8
        Actual return on assets............................         (175.6)            (307.6)            (181.4)
        Net amortization and deferrals.....................            6.1              166.6               43.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        (7.1)      $       19.7       $       16.6
                                                            =================   ================   =================

        The  plan's  projected  benefit   obligation  under  the  qualified  and
        non-qualified plans was comprised of:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Benefit obligation, beginning of year..................................  $    1,801.3       $    1,765.5
        Service cost...........................................................          33.2               32.5
        Interest cost..........................................................         129.2              128.2
        Actuarial (gains) losses...............................................         108.4              (15.5)
        Benefits paid..........................................................        (138.7)            (109.4)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,933.4       $    1,801.3
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Plan assets at fair value, beginning of year...........................  $    1,867.4       $    1,626.0
        Actual return on plan assets...........................................         338.9              307.5
        Contributions..........................................................           -                 30.0
        Benefits paid and fees.................................................        (123.2)             (96.1)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,083.1            1,867.4
        Projected benefit obligations..........................................       1,933.4            1,801.3
                                                                                ----------------   -----------------
        Projected benefit obligations less than plan assets....................         149.7               66.1
        Unrecognized prior service cost........................................          (7.5)              (9.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          38.7               95.0
        Unrecognized net asset at transition...................................           1.5                3.1
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      182.4       $      154.3
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.0% and 3.83%, respectively, at December 31, 1998 and 7.25% and 4.07%, respectively, at December 31, 1997. As of January 1, 1998 and 1997, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity an additional minimum pension liability of $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $31.8 million, $33.2 million and $34.7 million for 1998, 1997 and 1996, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1998, 1997 and 1996, the Company made estimated postretirement benefits payments of $28.4 million, $18.7 million and $18.9 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.6       $        4.5       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           33.6               34.7               34.6
        Net amortization and deferrals.....................             .5                1.9                2.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        38.7       $       41.1       $       42.3
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $      490.8       $      388.5
        Service cost...........................................................           4.6                4.5
        Interest cost..........................................................          33.6               34.7
        Contributions and benefits paid........................................         (28.4)              72.1
        Actuarial (gains) losses...............................................         (10.2)              (9.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............         490.4              490.8
        Unrecognized prior service cost........................................          31.8               40.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (121.2)            (140.6)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      401.0       $      390.5
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.0% in 1998, gradually declining to 2.5% in the year 2009, and in 1997 was 8.75%, gradually declining to 2.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.0% and 7.25% at December 31, 1998 and 1997, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1998 would be increased 4.83%. The effect of this change on the sum of the service cost and interest cost would be an increase of 4.57%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1998 would be decreased by 5.6%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 5.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1998 and 1997, respectively, was $880.9 million and $1,353.4 million. The average unexpired terms at December 31, 1998 ranged from 1 month to 4.3 years. At December 31, 1998, the cost of terminating swaps in a loss position was $8.0 million. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1998 of contracts purchased and sold were $8,450.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $54.8 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1998 and 1997.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1998                               1997
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,809.9     $     2,961.8     $     2,611.4     $    2,822.8
        Other limited partnership interests....         562.6             562.6             509.4            509.4
        Policy loans...........................       2,086.7           2,370.7           2,422.9          2,493.9
        Policyholders' account balances -
          investment contracts.................      12,892.0          13,396.0          12,611.0         12,714.0
        Long-term debt.........................       1,002.4           1,025.2           1,294.5          1,257.0

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,633.4           1,703.5           1,341.6          1,420.7
        Other equity investments...............          56.4              56.4              86.3             86.3
        Policy loans...........................       1,641.2           1,929.7           1,700.2          1,784.2
        SCNILC liability.......................          25.0              25.0              27.6             30.3

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         553.9             599.9             655.5            779.9
        Fixed maturities.......................          24.9              24.9              38.7             38.7
        Other equity investments...............         115.1             115.1             209.3            209.3
        Guaranteed interest contracts..........          37.0              34.0              37.0             34.0
        Long-term debt.........................         147.1             139.8             296.4            297.6

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $142.9 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $287.3 million at December 31, 1998, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $24.7 million of letters of credit outstanding at December 31, 1998.

15)     LITIGATION

        Major Medical Insurance Cases

        Equitable Life agreed to settle, subject to court approval, previously disclosed cases involving lifetime guaranteed renewable major medical insurance policies issued by Equitable Life in five states. Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the policies and was misrepresented. In certain cases plaintiffs also claimed that Equitable Life misrepresented to policyholders that premium increases had been approved by insurance departments, and that it determined annual rate increases in a manner that discriminated against the policyholders.

        In December 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in creation of a nationwide class consisting of all persons holding, and paying premiums on, the policies at any time since January 1, 1988 and the dismissal with prejudice of the pending actions and the resolution of all similar claims on a nationwide basis. Under the terms of the settlement, which involves approximately 127,000 former and current policyholders, Equitable Life would pay $14.2 million in exchange for release of all claims and will provide future relief to certain current policyholders by restricting future premium increases, estimated to have a present value of $23.3 million. This estimate is based upon assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may vary. In October 1998, the court entered a judgment approving the settlement agreement and, in November, a member of the national class filed a notice of appeal of the judgment. In January 1999, the Court of Appeals granted Equitable Life's motion to dismiss the appeal.

        Life Insurance and Annuity Sales Cases

        A number of lawsuits  are  pending as  individual  claims and  purported class actions against Equitable Life and its subsidiary insurance companies Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997) and The Equitable of Colorado, Inc. ("EOC"). These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in varying jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, The Equitable's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on The Equitable's results of operations in any particular period.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, The Equitable's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on The Equitable's results of operations in any particular period.

        Alliance Capital

        In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. Alliance believes that the allegations in the amended complaint, which was filed in February 1999, are without merit and intends to defend itself vigorously against these claims. While the ultimate outcome of this matter cannot be determined at this time, Alliance's management does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        DLJSC

        DLJSC is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. DLJSC is defending itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. Trial is expected in early May 1999. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a complaint which alleges that DLJSC and a number of other financial institutions and several individual defendants violated civil provisions of RICO by inducing plaintiffs to invest over $40 million in The Securities Groups, a number of tax shelter limited partnerships, during the years 1978 through 1982. The plaintiffs seek recovery of the loss of their entire investment and an approximately equivalent amount of tax-related damages. Judgment for damages under RICO are subject to trebling. Discovery is complete. Trial has been scheduled for May 17, 1999. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant along with certain other parties in four actions involving Mid-American Waste Systems, Inc. ("Mid-American"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in January 1997. Three actions seek rescission, compensatory and punitive damages for DLJSC's role in underwriting notes of Mid-American. The other action, filed by the Plan Administrator for the bankruptcy estate of Mid-American, alleges that DLJSC is liable as an underwriter for alleged misrepresentations and omissions in the prospectus for the notes, and liable as financial advisor to Mid-American for allegedly failing to advise Mid-American about its financial condition. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1999 and the succeeding four years are $98.7 million, $92.7 million, $73.4 million, $59.9 million, $55.8 million and $550.1 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1999 and the succeeding four years is $7.6 million, $5.6 million, $4.6 million, $2.3 million, $2.3 million and $25.4 million thereafter.

        At December 31, 1998, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1999 and the succeeding four years is $189.2 million, $177.0 million, $165.5 million, $145.4 million, $122.8 million and $644.7 million thereafter.

17)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Compensation costs.................................  $       772.0       $      721.5       $      704.8
        Commissions........................................          478.1              409.6              329.5
        Short-term debt interest expense...................           26.1               31.7                8.0
        Long-term debt interest expense....................           84.6              121.2              137.3
        Amortization of policy acquisition costs...........          292.7              287.3              405.2
        Capitalization of policy acquisition costs.........         (609.1)            (508.0)            (391.9)
        Rent expense, net of sublease income...............          100.0              101.8              113.7
        Cursitor intangible assets writedown...............            -                120.9                -
        Other..............................................        1,056.8              917.9              769.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,201.2       $    2,203.9       $    2,075.7
                                                            =================   ================   =================

        During 1997 and 1996, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million and $24.4 million, respectively. The amounts paid during 1998, associated with cost reduction programs, totaled $22.6 million. At December 31, 1998, the liabilities associated with cost reduction programs amounted to $39.4 million. The 1997 cost reduction program included costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

18)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1998, 1997 and 1996, statutory net income (loss) totaled $384.4 million, $(351.7) million and $(351.1) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,728.0 million and $3,907.1 million at December 31, 1998 and 1997, respectively. No dividends have been paid by Equitable Life to the Holding Company to date.

        At December 31, 1998, the Insurance Group, in accordance with various government and state regulations, had $25.6 million of securities deposited with such government or state agencies.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity on a GAAP basis are primarily attributable to: (a) inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes are provided for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (f) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

        Intersegment investment advisory and other fees of approximately $61.8 million, $84.1 million and $129.2 million for 1998, 1997 and 1996, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $4.2 million and $13.3 million for 1998, 1997 and 1996, respectively, are eliminated in consolidation.

        The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1998
        Segment revenues.....................  $     4,029.8     $    1,438.4       $        (5.7)    $    5,462.5
        Investment gains.....................           64.8             35.4                 -              100.2
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     4,094.6     $    1,473.8       $        (5.7)    $    5,562.7
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       688.6     $      284.3       $         -       $      972.9
        Investment gains , net of
          DAC and other charges..............           41.7             27.7                 -               69.4
        Pre-tax minority interest............            -              141.5                 -              141.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       730.3     $      453.5       $         -       $    1,183.8
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    75,626.0     $   12,379.2       $       (64.4)    $   87,940.8
                                              ===============   =================  ===============   ================


        1997
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment gains (losses)............         (318.8)           255.1                -               (63.7)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment gains (losses), net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                              ===============   =================  ===============   ================


                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1996
        Segment revenues.....................  $     3,789.1     $    1,105.5       $       (12.6)    $    4,882.0
        Investment gains (losses)............          (30.3)            20.5                 -               (9.8)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,758.8     $    1,126.0       $       (12.6)    $    4,872.2
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       337.1     $      224.6       $         -       $      561.7
        Investment gains (losses), net of
          DAC and other charges..............          (37.2)            16.9                 -              (20.3)
        Reserve strengthening and DAC
          writeoff...........................         (393.0)             -                   -             (393.0)
        Non-recurring costs and
          expenses...........................          (22.3)            (1.1)                -              (23.4)
        Pre-tax minority interest............            -               83.6                 -               83.6
                                              ---------------   -----------------  ---------------   ----------------
        Earnings (Loss) from
          Continuing Operations..............  $      (115.4)    $      324.0       $         -       $      208.6
                                              ===============   =================  ===============   ================

20)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1998 and 1997 are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1998
        Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       212.8      $       197.0       $      136.8         $      158.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                       =================  =================   ==================   ==================

        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million.

21)     INVESTMENT IN DLJ

        At December 31, 1998, the Company's ownership of DLJ interest was approximately 32.5%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   13,195.1       $   16,535.7
        Securities purchased under resale agreements...........................      20,063.3           22,628.8
        Broker-dealer related receivables......................................      34,264.5           28,159.3
        Other assets...........................................................       4,759.3            3,182.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   35,775.6       $   36,006.7
        Broker-dealer related payables.........................................      26,161.5           26,127.2
        Short-term and long-term debt..........................................       3,997.6            3,249.5
        Other liabilities......................................................       3,219.8            2,860.9
                                                                                ----------------   -----------------
        Total liabilities......................................................      69,154.5           68,244.3
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,927.7            2,061.5
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,927.7       $    2,061.5
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.7               23.5
        The Holding Company's equity ownership in DLJ..........................      (1,002.4)            (740.2)
        Minority interest in DLJ...............................................      (1,118.2)            (729.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      830.8       $      615.5
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    3,184.7       $    2,430.7
        Net investment income..................................................       2,189.1            1,652.1
        Dealer, trading and investment gains, net..............................          33.2              557.7
                                                                                ----------------   -----------------
        Total revenues.........................................................       5,407.0            4,640.5
        Total expenses including income taxes..................................       5,036.2            4,232.2
                                                                                ----------------   -----------------
        Net earnings...........................................................         370.8              408.3
        Dividends on preferred stock...........................................          21.3               12.2
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      349.5       $      396.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      349.5       $      396.1
        Amortization of cost in excess of net assets acquired in 1985..........           (.8)              (1.3)
        The Holding Company's equity in DLJ's earnings.........................        (136.8)            (156.8)
        Minority interest in DLJ...............................................         (99.5)            (109.1)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      112.4       $      128.9
                                                                                ================   =================

22)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1998, 1997 and 1996 would have been:

                                                                        1998              1997             1996
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As reported.............................................  $      708.2      $     437.2      $       10.3
          Pro forma...............................................         678.4            426.3               3.3

        The fair values of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, were estimated as of the dates of grant using the Black-Scholes option pricing model. The option pricing assumptions for 1998, 1997 and 1996 are as follows:

                                    Holding Company                      DLJ                            Alliance
                             ------------------------------ ------------------------------- ----------------------------------
                               1998      1997       1996      1998       1997      1996       1998       1997         1996
                             --------- ---------- --------- ---------- -------------------- ---------------------- -----------

        Dividend yield......  0.32%      0.48%     0.80%      0.69%      0.86%     1.54%      6.50%      8.00%       8.00%

        Expected volatility.   28%        20%       20%        40%        33%       25%        29%        26%         23%

        Risk-free interest
          rate..............  5.48%      5.99%     5.92%      5.53%      5.96%     6.07%      4.40%      5.70%       5.80%

        Expected life
          in years..........    5          5         5          5          5         5         7.2        7.2         7.4

        Weighted average
          fair value per
          option at
          grant-date........  $22.64    $12.25     $6.94     $16.27     $10.81     $4.03      $3.86      $2.18       $1.35

        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                                    Exercise                      Exercise                     Exercise
                                                    Price of                      Price of                     Price of
                                      Shares        Options         Shares        Options         Units         Options
                                  (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1996........       6.7           $20.27         18.4         $13.50            9.6          $ 8.86
          Granted................        .7           $24.94          4.2         $16.27            1.4          $12.56
          Exercised..............       (.1)          $19.91          -                             (.8)         $ 6.82
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.4)        $13.50            (.2)         $ 9.66
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         22.2         $14.03           10.0          $ 9.54
          Granted................       3.2           $41.85          6.4         $30.54            2.2          $18.28
          Exercised..............      (1.6)          $20.26          (.2)        $16.01           (1.2)         $ 8.06
          Forfeited..............       (.4)          $23.43          (.2)        $13.79            (.4)         $10.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         28.2         $17.78           10.6          $11.41
          Granted................       4.3           $66.26          1.5         $38.59            2.8          $26.28
          Exercised..............      (1.1)          $21.18         (1.4)        $14.91            (.9)         $ 8.91
          Forfeited..............       (.4)          $47.01          (.1)        $17.31            (.2)         $13.14
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1998......      10.7           $44.00         28.2         $19.04           12.3          $14.94
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1998 is as follows:

                                             Options Outstanding                          Options Exercisable
                             ----------------------------------------------------  -----------------------------------
                                                    Weighted
                                                    Average         Weighted                             Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable        Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------------------------- ----------------- ----------------  ------------------- ---------------

               Holding
               Company
        ----------------------
        $18.125    -$27.75           3.7               5.19           $20.97              3.0              $20.33
        $28.50     -$45.25           3.0               8.68           $41.79              -
        $50.63     -$66.75           2.1               9.21           $52.73              -
        $81.94     -$82.56           1.9               9.62           $82.56              -
                              -----------------                                    -------------------
        $18.125    -$82.56          10.7               7.75           $44.00              3.0              $20.33
                              ================= ================= ================  ==================== ==============

                 DLJ
        ----------------------
        $13.50    -$25.99           22.3               7.1            $14.59             21.4              $15.05
        $26.00    -$38.99            5.0               8.8            $33.94              -
        $39.00    -$52.875            .9               9.4            $44.65              -
                              -----------------                                    -------------------
        $13.50    -$52.875          28.2               7.5            $19.04             21.4              $15.05
                              ================= ================== ==============  ===================== =============

              Alliance
        ----------------------
        $ 3.03    -$ 9.69            3.1               4.5            $ 8.03              2.4              $ 7.57
        $ 9.81    -$10.69            2.0               5.3            $10.05              1.6              $10.07
        $11.13    -$13.75            2.4               7.5            $11.92              1.0              $11.77
        $18.47    -$18.78            2.0               9.0            $18.48               .4              $18.48
        $22.50    -$26.31            2.8               9.9            $26.28              -                  -
                              -----------------                                    -------------------
        $  3.03   -$26.31           12.3               7.2            $14.94              5.4              $ 9.88
                              ================= =================== =============  ===================== =============